UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Jeff Beeson

Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 855-353-9383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2018

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® STOXX® US ESG Impact Index Fund

FlexShares® STOXX® Global ESG Impact Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® High Yield Value-Scored Bond Index Fund

FlexShares® Ready Access Variable Income Fund

FlexShares® Core Select Bond Fund

Letter to Shareholders

Dear Shareholder:

We are pleased to present the FlexShares Annual Report. Enclosed you will find details such as fund characteristics, performance results and investment commentaries for the fiscal year ended October 31, 2018. From a stewardship perspective, the past 12-months were marked by both continuity and change. Our approach to developing distinctive exchange-traded fund (“ETF”) products remains steadfast: we continue to pair our insights on evolving investor needs with expertise in index design and portfolio management. Likewise, our differentiated ETFs still aim to help investors achieve their real-world goals. One change is worth noting, however: there is a new captain steering the ship. In the first quarter of 2018, I was honored to succeed Shundrawn Thomas as Head of the Funds and Managed Accounts business within Northern Trust Asset Management, including overall responsibilities for FlexShares ETFs. Since then, my engagements with clients have helped me understand and appreciate how our ETFs are positioned and used in the marketplace. My goal is to maintain all the strengths of FlexShares ETFs while evolving and guiding the business through its next phase of growth.

The FlexShares suite of 26 ETFs are designed to serve four investor objectives: Capital Appreciation, Risk Management, Liquidity, and Income Generation. Over the past twelve months, FlexShares launched one new, passively-managed ETF:

FlexShares ETF	Ticker	Investor Objective

High Yield Value-Scored Bond Index Fund	HYGV	Income

This annual report includes management discussions of each Fund, other than the recently launched FlexShares® High Yield Value-Scored Bond Index Fund.

Investment Themes

The return of market volatility during the fiscal year ended October 31, 2018 heralded several important changes to the investment landscape. Shifting outlooks for global growth, inflation and monetary policy topped this list.

On the growth front, the synchronized global experience of 2017 proved temporary. The U.S. economy in 2018 continued to advance at a strong clip, outstripping overseas growth, which slowed appreciably into the fiscal year’s close. Aided by significant tax and spending stimuli, the domestic economy benefited from a constructive dynamic of strong job growth boosting household incomes, consumption and sentiment, which then fed back into more hiring. The tax stimulus also ramped up business investment during 2018’s first half. Growth overseas benefited little from U.S. stimulus programs and faced stiff headwinds following President Trump’s many trade and tariff directives. Evidence that offshore growth was slipping in both developed and emerging regions surfaced slowly but registered meaningfully as the year progressed. Fresh populist crosscurrents in various countries added to economic uncertainties. Few, if any, impacted countries signaled an appetite to pursue pro-growth policies to counter the slowing impulse. The increasingly divergent global growth backdrop laid a foundation of uncertainty under many investor outlooks.

Inflation in the U.S. firmed modestly during the fiscal year amid a tight labor market and solid expansion. At the end of October 2018, the Core Consumer Price Index (CPI) (2.5% annual rate) fell back from a July high (2.9%). Weakening price growth in the U.S. for health care and property rents along with lower crude prices suggested a potential inflation pullback was possible. In comparison to the modest uptick seen in the U.S., measures of inflation in other developed economies stayed subdued. The low inflation backdrop seen in recent years remained well anchored. We believe that a growing contingent of investors are questioning whether steady, subdued price trends are sufficient to quell the increasingly hawkish sentiments of central bankers.

The differences in regional growth and inflation behaviors have elicited divergent monetary policy responses. Using the policy phases of quantitative easing (i.e. implementation, maintenance, exit) to calibrate its progress, the U.S. Federal Reserve (the “Fed”), among global central banks, remains the furthest down the road of rate normalization and well-into “exit mode.” In fact, the term “quantitative tightening” was coined this year to describe the Fed’s dual pursuit of rate hikes and balance sheet reduction. In contrast, other global central banks remain ensconced in the “maintenance” policy phase – although with less firmness than in prior years;

2	FLEXSHARES ANNUAL REPORT

Letter to Shareholders (cont.)

several have resolved to end quantitative easing in the near future despite rising economic risks and all but non-existent inflation. Following numerous years of low and stable rates, over the past 12 months investors have grown more worried about the path of future interest rates. This was reflected in higher market volatility and significant equity sell-offs in February and October of 2018.

Financial Market Highlights

Divergences in growth outlooks and central bank policy behaviors were the key inputs to market performance during the fiscal year ended October 31, 2018. The period’s blend of organic and policy induced growth, incorporating both fiscal and monetary inputs, generated a wide dispersion of market outcomes. These outcomes contrasted sharply with the predominately positive investment results of the prior year.

•

For much of the year, the largest technology companies drove the stock market to record highs before experiencing a sharp sell-off in September and October of 2018. The correction was broad based and coincided with signs of economic slowing, primarily overseas. More specific concerns focused on whether earnings for the cycle had peaked, how benefits from tax cuts in the U.S. might fade in 2019 and the likelihood of unfavorable U.S. midterm election outcomes. Although the domestic economy continued to outperform other regions, increased worries about a global slowdown weighed on equity markets. Year-to-date performance, according to Bloomberg, as of October 31, 2018, the S&P 500 gained 3.4%, the MSCI U.S. Equities IMI Index gained 3.2%, the MSCI World ex-U.S. IMI Index was down -8% and the MSCI Emerging Market Equities Index was also down -12.6%.

•

Year-to-date, according to Bloomberg, as of October 31, 2018, overall Treasury securities rates, 2-year maturity and longer, moved higher as investors both anticipated and responded to the Fed’s rate normalization program. The Fed, led by chair Jerome Powell, tightened policy three times in 2018. Additionally, the Fed has been shrinking the size of its balance sheet by $50 billion per month. Year-to-date, according to Bloomberg, as of October 31, 2018, the Treasury yield curve took on a flatter shape with T-bill yields rising by 120 basis points (bps)[1], 10-year rates by 75 bps and 30-year rates by about 50 bps. Throughout the year, there appeared to be a significant disconnect between the Fed’s and investors’ outlooks regarding the timing and degree of future interest rate increases. Year-to-date, according to Bloomberg, as of October 31, 2018, bond index returns as exhibited by the Bloomberg Barclays Aggregate Index fell -2.7%. Year-to-date, according to Bloomberg, high yield, as measured by the Bloomberg Barclays High Yield 2% Capped Index, as of October 31, 2018, was a positive exception, gaining 1.1% year-to-date, while emerging market bonds, as measured by the JP Morgan GBI-EM Global Diversified Index, as of October 31, 2018, according to Bloomberg, lost 8.6% year-to-date.

•

Prices of natural resource commodities experienced considerable volatility amid a shifting mix of monetary, regulatory, geo-political and fundamental factors, including the diverging growth outlooks in the U.S., Eurozone and China. Oil prices fell sharply in the late months of the fiscal year. Real assets, year-to-date as of October 31, 2018, according to Bloomberg, measured by S&P Global Natural Resources Index, FTSE EPRA/NAREIT Global Index and S&P Global Infrastructure Index all had negative performance of -2.8%, -4.9% and -7.9%, respectively.

Please review our Annual Report to learn more about FlexShares ETFs, and visit our website at www.flexshares.com for additional information about our products.

We look forward to continuing to serve your investment needs and appreciate your interest in FlexShares.

Sincerely,

Darek Wojnar, CFA

Head of Funds and Managed Accounts, Northern Trust Asset Management

The views in this letter were as of October 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds’ investment methodology and do not constitute investment advice.

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	3

Letter to Shareholders (cont.)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

An investment in the Funds’ is subject to numerous risks, including possible loss of principal. Fund returns may not match the return of the respective indexes. Some of the risks include, but are not limited to, the following: asset class; commodity; concentration; counterparty; currency; derivatives; dividend; emerging markets; equity securities; fluctuation of yield; foreign securities; geographic; income; industry concentration; inflation-protected securities; infrastructure-related companies; interest rate / maturity risk; issuer; large cap; management; market; market trading; mid cap stock; MLP; momentum; natural resources; new funds; non-diversification; passive investment; privatization; small cap stock; tracking error; value investing; and volatility risk. A full description of risks is in each Fund’s prospectus.

Foreside Fund Services, LLC, distributor.

4	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:  TILT

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Net Asset Value)	4.22%	10.53%	9.45%	13.32%

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Market Price)	4.19%	10.54%	9.42%	13.32%

Morningstar® U.S. Market Factor Tilt IndexSM	4.26%	10.60%	9.61%	13.50%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assumes that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® U.S. Market Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of U.S. equity securities that is designed to provide a broad exposure to the overall U.S. equities market, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2018, there were 2,511 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on domestic investments generally traded higher. Through Q4 of 2017, U.S. equity markets advanced on positive macroeconomic data and the passing of a tax reform bill by Congress that was viewed positively by markets. Volatility increased in Q1 of 2018 with markets potentially responding to the impact of stronger-than-expected inflation, the U.S. Federal Reserve Bank’s (“Fed”) pace of rate hikes and U.S.-China trade war concerns versus positive macroeconomic data. Gross Domestic Product (“GDP”) growth results for Q4 of 2017 (reported in Q1 of 2018) were revised higher, corporate earnings and revenue beat expectations and business confidence hit a new high due to tax reform. U.S. equities were up in Q2 and Q3 of 2018 as strong corporate earnings and positive macroeconomic data supported domestic investments. Macroeconomic data continued to be robust, unemployment hit an 18-year low and wages grew at the fastest pace since 2009. Trade tensions with Mexico and Canada eased as the North American Free Trade Agreement (“NAFTA”) was replaced by the United States-Mexico-Canada Agreement (“USMCA”). U.S. markets sold off in October of 2018 as concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China weighed on domestic equities.

FLEXSHARES ANNUAL REPORT	5

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Size exposure was a negative driver of performance for the 12 months ended October 31, 2018, as the sell-off in small cap stocks in September and October was enough to offset the positive performance small caps experienced over the first ten months of the period. In addition, value exposure was a negative driver of performance over the twelve months as value stocks underperformed growth stocks. Overall, the negative performance derived from the size and value exposures was the primary source of the Underlying Index’s underperformance to the Russell 3000 Index by 2.34%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -4 basis points (“bps”)1, which is reflective of the management fee (-25 bps), stock selection/futures (+14 bps) and securities lending (+7 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

6	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:  TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	(8.61)%	4.49%	2.24%	5.51%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	(9.48)%	4.59%	2.08%	5.46%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	(8.60)%	4.56%	2.36%	5.66%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.40% and the net expense ratio is 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-U.S. Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide a broad exposure to the global developed equities market excluding the U.S., with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2018, there were 3,401 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on developed international investments generally traded lower. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2017, developed international markets moved higher on strengthening economic data, led by strong performance in the Asia Pacific region; for U.S. investors, positive returns were amplified as European and British currencies strengthened versus the USD. Developed international markets moved lower in Q1 of 2018 as increased global trade tensions impacted investments. Markets continued lower in Q2 as European economic data disappointed and concerns of slowing global growth weighed on equities. Eurozone Gross Domestic Product growth slowed and the Bank of England reduced its growth forecast for the United Kingdom. Q3 of 2018 was volatile, but ultimately ended positively as investors balanced positive macroeconomic data in Europe and positive election results in Japan versus fears of emerging market contagion affecting European banks and concerns over Italy’s budget negotiations with the European Union. Markets moved lower in October 2018 as investors feared that

FLEXSHARES ANNUAL REPORT	7

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

weaker corporate earnings and increased trade tensions would lead to slowing global growth. The USD strengthened from Q2 through October 31, 2018, negatively impacting the returns experienced by U.S. investors.

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks in developed international markets, which helped cause small cap stocks to underperform large cap stocks during the year ended October 31, 2018. In addition, value exposure was a negative driver of Underlying Index and Fund performance over the 12 months, as value stocks in developed markets underperformed growth stocks. Overall, the negative performance derived from the size and value exposures was the primary source of the Underlying Index’s underperformance against the MSCI World ex-USA IMI Index of 1.69%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -1 basis point (“bp”)1, which is reflective of the Fund’s management fee (-39 bps), stock selection/futures (+7 bps), securities lending (+10 bps), dividend tax differential (+19 bps) and performance calculation differences between the Underlying Index and the Fund (+2 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

8	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:  TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	(13.99)%*	5.13%	0.34%	1.23%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	(15.22)%	5.02%	0.16%	1.09%

Morningstar® Emerging Markets Factor Tilt IndexSM	(13.62)%	5.84%	0.96%	1.92%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.60% and the net expense ratio is 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global emerging equities markets, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2018, there were 2,608 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on emerging market equities generally traded lower. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2017, emerging markets moved higher on improved global growth prospects, election results in South Africa that investors viewed as positive for markets and easing of concerns surrounding India’s banking system after the country announced a significant recapitalization plan for state-controlled banks. Emerging market equities continued to advance in Q1 of 2018 as China reported better than expected Gross Domestic Product growth for 2017 and S&P Global Ratings upgraded Russia’s debt rating to investment grade. Latin America was the best performing region during the period, led by Brazilian equities, as investors viewed positive election news in Brazil as favorable to its markets. Emerging markets traded lower in Q2 of 2018 as USD strength and concerns over decelerating global growth weighed on emerging market stocks. Markets continued lower in Q3 on China’s macroeconomic data weakness, the escalation of trade tensions between the U.S. and China and continued USD strength. Emerging market equities declined

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.91 as of October 31, 2018.

PORTFOLIO ANALYSIS (cont.)

in October of 2018 as concerns over slowing growth in China, increased tariffs in the U.S.-China trade war and anxiety over the U.S. Federal Reserve Bank’s continued pace of future rate hikes weighed on investments in developing markets.

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks in emerging economies, which helped cause small cap stocks to underperform large cap stocks during the year ended October 31, 2018. Value exposure was a positive driver of performance over the 12 months as attractively-priced equities outperformed growth stocks in emerging economies. Overall, the positive performance derived from the Underlying Index’s value exposure was not enough to offset the negative contribution from the size exposure, leading to Underlying Index’s underperformance compared to the MSCI EM IMI Net Index of 0.59%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -37 basis points (“bps”)1, which is reflective of the Fund’s management fee (-59 bps), stock selection/futures (+7 bps), securities lending (+4 bps), dividend tax differential (+1 bps) and performance calculation differences between the Underlying Index and the Fund (+10 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

10	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund Ticker:  TLDH

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Net Asset Value)	(5.73)%	5.80%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Market Price)	(6.19)%	5.79%

Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM	(4.60)%	6.09%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.85% and the net expense ratio is 0.44%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-U.S. Factor Tilt Hedged IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2018, there were 3,401 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar® Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on developed international investments generally traded lower. Over the course of the 12-month period the U.S. dollar (“USD”) was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2017, developed international markets moved higher on strengthening economic data, led by strong performance in the Asia Pacific region; for U.S. investors, positive returns were amplified as European and British currencies strengthened versus the USD. Developed international markets moved lower in Q1 of 2018 as increased global trade tensions impacted investments. Markets continued lower in Q2 as European economic data

FLEXSHARES ANNUAL REPORT	11

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

disappointed and concerns of slowing global growth weighed on equities. Eurozone Gross Domestic Product growth slowed and the Bank of England reduced its growth forecast for the United Kingdom during Q2 of 2018. Q3 of 2018 was volatile, but ultimately ended positively as investors balanced positive macroeconomic data in Europe and positive election results in Japan versus fears of emerging market contagion affecting European banks and concerns over Italy’s budget negotiation with the European Union. Global markets moved lower in October of 2018 as investors feared that weaker corporate earnings and increased trade tensions would lead to slowing global growth. The USD strengthened from Q2 through October 31, 2018, negatively impacting the returns experienced by U.S. investors.

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks in developed international markets, which helped cause small cap stocks to underperform large cap stocks during the year ended October 31, 2018. In addition, value exposure was a negative driver of Underlying Index and Fund performance over the 12 months, as value stocks in developed markets underperformed growth stocks. As the USD appreciated versus most developed market currencies over the 12 months, hedging the underlying foreign currency exposure was a positive driver of the Underlying Index’s performance. Overall, the positive impact of the currency hedge of the Underling Index offset the negative performance derived from the size and value exposures and the Underlying Index outperformed the MSCI World ex-USA IMI Index by 2.31%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -1.13%, which is reflective of the Fund’s management fee of -44 basis points (“bps”)1, implementation of the currency hedge (-4 bps), tracking error of the Underlying Fund against its underlying index (+41 bps) and performance calculation differences between the Underlying Index and the Fund (-1.06%).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar EM Factor Tilt Index Fund Ticker:  TLEH

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Net Asset Value)	(12.40)%	4.38%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Market Price)	(12.44)%	4.27%

Morningstar® Emerging Markets Factor Tilt Hedged IndexSM	(10.27)%	5.54%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.24% and the net expense ratio is 0.64%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt Hedged IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global emerging equities markets, with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2018, there were 2,608 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar® Emerging Markets Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices of emerging market equities generally traded lower. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2017, emerging markets moved higher on improved global growth prospects, election results in South Africa that investors viewed as positive for markets and easing of concerns surrounding India’s banking system after the country announced a significant recapitalization plan for state-controlled banks. Emerging market equities continued to advance in Q1 of 2018 as China reported better than expected Gross Domestic Product growth for 2017 and S&P Global Ratings upgraded Russia’s debt rating to investment

FLEXSHARES ANNUAL REPORT	13

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar EM Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

grade. Latin America was the best performing region, led by Brazilian equities, which rose in value as investors viewed positive election news as favorable to markets. Emerging markets traded lower in Q2 of 2018 as USD strength and concerns over decelerating global growth weighed on emerging market stocks. Emerging markets continued lower in Q3 on China’s macroeconomic data weakness, the escalation of trade tensions between the U.S. and China and continued USD strength. Emerging market equities declined in October as concerns over slowing growth in China, increased tariffs in the US-China trade war and anxiety over the U.S. Federal Reserve Bank’s continued pace of future rate hikes weighed on investments in developing markets.

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks in emerging economies which helped cause small caps to underperform large cap stocks during the year ended October 31, 2018. Value exposure was a positive driver of performance over the twelve months as attractive priced equities in emerging economies outperformed growth stocks. As the USD appreciated versus most emerging market currencies over the 12 months, hedging the underlying foreign currency exposure was a positive driver of the Fund’s performance. Overall, the positive performance from the value exposure as well as the positive impact of the currency hedge offset the negative performance derived from the size exposure and the Underlying Index outperformed the MSCI EM IMI Net Index by 2.76%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -2.13%, which is reflective of the Fund’s management fee of -64 basis points (“bps”)1, implementation of the currency hedge (-38 bps), tracking error of the of the Underlying Fund against its underlying index (+27 bps) and performance calculation differences between the Underlying Index and the Fund (-1.39%).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

14	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:  QLC

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund (Based on Net Asset Value)	6.63%	9.70%	11.59%

FlexShares US Quality Large Cap Index Fund (Based on Market Price)	6.30%	9.71%	11.60%

Northern Trust Quality Large Cap IndexSM	6.92%	10.08%	11.99%

S&P 500 Index	7.35%	11.51%	13.71%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.34% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Large Cap IndexSM (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics, within a universe of publicly-traded U.S. large capitalization equity securities. As of October 31, 2018, there were 131 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on domestic investments generally traded higher. Through Q4 of 2017, U.S. equity markets advanced on positive macroeconomic data and the passing of a tax reform bill by Congress that was viewed positively by markets. Volatility increased in Q1 of 2018 with markets potentially responding to the impact of stronger-than-expected inflation, the U.S. Federal Reserve Bank’s (“Fed”) pace of rate hikes and U.S.-China trade war concerns versus positive macroeconomic data. Gross Domestic Product (“GDP”) growth results for Q4 of 2017 (reported in Q1 of 2018) were revised higher, corporate earnings and revenue beat expectations and business confidence hit a new high due to tax reform. U.S. equities were up in Q2 and Q3 of 2018 as strong corporate earnings and positive macroeconomic data supported domestic investments. Macroeconomic data continued to be robust, unemployment hit an 18-year low and wages grew at the fastest pace since 2009. Trade tensions with Mexico and Canada eased as the North American Free Trade Agreement (“NAFTA”) was replaced by the United States-Mexico-Canada Agreement (“USMCA”). U.S. markets sold off in October of 2018 as concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China weighed on domestic equities.

FLEXSHARES ANNUAL REPORT	15

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Both the size and value exposure were negative drivers of Underlying Index and Fund performance during the 12 months ended October 31, 2018 as attractively priced equities underperformed growth stocks in the U.S. The quality and momentum exposures of the Underlying Index were positive drivers of performance. Overall, the positive exposures to quality and momentum were not enough to offset the headwinds from the negative performance derived from the value and size exposure and the Underlying Index underperformed the S&P 500 Index by 0.43%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -29 basis points (“bps”)1, which is reflective of the management fee (-32 bps), stock selection/futures (+1 bps) and performance calculation differences between the Underlying Index and the Fund (+2 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

16	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US ESG Impact Index Fund Ticker:  ESG

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	Fund Inception 7/13/2016

FlexShares STOXX® US ESG Impact Index Fund (Based on Net Asset Value)	8.13%	13.39%

FlexShares STOXX® US ESG Impact Index Fund (Based on Market Price)	7.97%	13.38%

STOXX® USA ESG Impact IndexSM	6.78%	12.49%

Russell 1000® Index	6.98%	12.62%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.35% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Impact IndexSM (“Underlying Index”). The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward U.S. companies that score better with respect to a small set of environmental, social and governance (“ESG”) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® USA 900 Index, as determined by STOXX Ltd., the index provider, in accordance with its methodology and analytical findings. As of October 31, 2018, there were 268 issues in the Underlying Index.

Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on domestic investments generally traded higher. Through Q4 of 2017, U.S. equity markets advanced on positive macroeconomic data and the passing of a tax reform bill by Congress that was viewed positively by markets. Volatility increased in Q1 of 2018 with markets potentially responding to the impact of stronger-than-expected inflation, the U.S. Federal Reserve Bank’s (“Fed”) pace of rate hikes and U.S.-China trade war concerns versus positive macroeconomic data. Gross Domestic Product (“GDP”) growth results for Q4 of 2017 (reported in Q1 of 2018) were revised higher, corporate earnings and revenue beat expectations and business confidence hit a new high due to tax reform. U.S. equities were up in Q2 and Q3 of 2018 as strong corporate earnings and positive macroeconomic data supported domestic investments. Macroeconomic data continued to be robust, unemployment hit an 18-year low and wages grew at the fastest pace since 2009. Trade tensions with Mexico and Canada eased as the North American Free Trade Agreement (“NAFTA”) was replaced by the United States-Mexico-Canada Agreement

FLEXSHARES ANNUAL REPORT	17

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US ESG Impact Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

(“USMCA”). U.S. markets sold off in October of 2018 as concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China weighed on domestic equities.

The Underlying Index had a positive total return during the 12 months ended October 31, 2018 but underperformed the domestic equity markets, as defined by the Russell 1000 Index, by 0.19%. The Underlying Index’s ESG tilted approach resulted in a slightly greater allocation to consumer staples/discretionary, energy, information technology and financials sectors and an underweight position in the industrials, materials, utilities, real estate and health care sectors. All sectors were positive contributors to performance during the period except telecommunication services, energy and industrials. Relative to the Russell 1000 Index, sector overweight positions in information technology and consumer staples/discretionary and an underweight in the health care sector contributed to the Underlying Index’s relative and absolute performance positively during the fiscal year. Furthermore, overweights to telecommunication services and energy sectors and an underweight to the industrials sector detracted from performance of the Underlying Index.

Tracking difference for the period between the Fund’s NAV and the Underlying Index was +135 basis points (“bps”)1, which is reflective of the Fund’s management fee (-32 bps), stock selection (+106 bps), futures (+1 bps), foreign dividend tax differential treatment (+60 bps), and transaction cost (-1 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

18	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global ESG Impact Index Fund Ticker:  ESGG

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	Fund Inception 7/13/2016

FlexShares STOXX® Global ESG Impact Index Fund (Based on Net Asset Value)	1.36%*	11.07%

FlexShares STOXX® Global ESG Impact Index Fund (Based on Market Price)	1.71%	11.32%

STOXX® Global ESG Impact IndexSM	1.51%	11.06%

MSCI World Index	1.16%	10.02%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.45% and the net expense ratio is 0.42%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Impact IndexSM (“Underlying Index”). The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward global companies that score better with respect to a small set of environmental, social and governance (“ESG”) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® Global 1800 Index, as determined by STOXX Ltd., the index provider, in accordance with its methodology and analytical findings. As of October 31, 2018, there were 879 issues in the Underlying Index.

Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on global investments generally traded lower. Through Q4 of 2017, global equity markets moved higher on improved global growth prospects, strengthening economic data and U.S. pro-business tax reform. Global markets moved lower in Q1 of 2018 as increased global trade tensions and concerns over the pace of U.S. Federal Reserve Bank (“Fed”) rate hikes impacted investments. Global equities were up in Q2 and Q3 as strong corporate earnings and positive macroeconomic data out of the U.S. offset weakness in international equities. Global markets moved lower in October of 2018 as concerns over slowing growth in China, increased tariffs in the US-China trade war, the sustainability of continued earnings growth in the U.S. and anxiety over the Fed’s continued pace of future rate hikes weighed on investments.

The Underlying Index had a positive total return during the 12 months ended October 31, 2018 but underperformed the global equity markets, as defined by the MSCI World Index, by (-0.22%). The

FLEXSHARES ANNUAL REPORT	19

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global ESG Impact Index Fund (cont.)

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $91.60 as of October 31, 2018.

PORTFOLIO ANALYSIS (cont.)

Underlying Index’s ESG tilted approach resulted in a slightly greater allocation to the consumer staples/discretionary, information technology, communication services and financials sectors and underweight positions in the industrials, energy, materials, utilities, real estate and health care sectors. Only the energy and consumer staples/discretionary sectors were positive contributors to performance and the remaining sectors detracted from performance during the period. Relative to the MSCI World Index, a sector overweight in consumer staples/discretionary helped relative and absolute performance, while an underweight in energy contributed positively to relative and absolute performance. Overweights to information technology detracted from performance.

Tracking difference for the period between the Fund’s NAV and the Underlying Index was -15 basis points (“bps”),1 which is reflective of the Fund’s management fee (-42 bps), stock selection (-8 bps), foreign dividend tax differential treatment (+38 bps), and transaction cost (-3 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

20	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund Ticker:  GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	2.33%	11.13%	1.14%	0.86%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	2.01%	11.13%	1.12%	0.86%

Morningstar® Global Upstream Natural Resources IndexSM	2.85%	11.67%	1.59%	1.21%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.47% and the net expense ratio is 0.46%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Morningstar® Global Upstream Natural Resources IndexTM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging market countries, including the U.S., as determined by Morningstar, Inc., (the “Index Provider”) pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by the Index Provider, pursuant to its index methodology. As of October 31, 2018, there were 120 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the first quarter of the fiscal year 2018, higher commodity and natural resources prices in many sectors were driven by improving global economic growth; however, growing concerns about a U.S. and China trade war coupled with weaker expectations concerning emerging market growth we believe resulted in a decline of commodities price returns during Q2 and Q3 of 2018. Commodities prices remained volatile throughout the fiscal year.

A strengthening U.S. Dollar reduced demand for emerging markets equities. During the fiscal year, the U.S. Dollar (DXY Index) fell 5.09% through March, then recovered to be up 2.65% at fiscal year-end on expectations for a December 2018 U.S. Federal Reserve Bank increase of overnight borrowing rates.

Positive price momentum in industrial metals decelerated in March, after several months of positive to neutral performance. Industrial metals experienced a momentary recovery in April 2018; however, the reduction of stimulus efforts by emerging market economies resulted in falling prices in copper, aluminum, zinc and nickel, which continued to decline through October 2018. Following price gains in 2017 and through the first three months of the 2018 fiscal year, iron ore prices were weaker on excess supply and reduced demand,

FLEXSHARES ANNUAL REPORT	21

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

mostly from China. Iron ore demand remained subdued since March of 2018, with a modest pick-up late in the year. Similar to fiscal year 2017, precious metals prices were mixed as gold and silver prices were lower for the fiscal year due to higher interest rates reducing precious metals investments while industrial applications for palladium drove prices higher.

Grains remained mostly flat on the year. Protein prices (cattle and hogs) were flat for the first five months of the fiscal year; however, increasing trade tension between the U.S. and China weakened demand for cattle and hogs in the second half of the year. In 2017, U.S. lumber prices posted strong price gains on housing demand and supply restrictions due to an ongoing Canada/U.S. trade dispute. After Canada escalated the dispute to the World Trade Organization (“WTO”) in March of 2018, housing demand fell as a result of increasing short-term rates and lumber prices declined. Production cutbacks by Organization of Petroleum Exporting Countries (“OPEC”) producers in the first eight months of the fiscal year aided in reducing excess global inventories of crude oil, while demand dipped slightly lower. To meet increasing demand OPEC production increased from July to October of 2018 to levels similar to December 2016.

For the 12-month period, the Underlying Index outperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index, 2.85% versus 1.50%, respectively. Due to the Underlying Index’s focus on the upstream section of the natural resource supply chain, there was limited to no exposure to underperforming downstream natural resource sectors. Three of the five natural resource sectors (agriculture, timber and metals) generated positive returns for the year. The remaining sectors (energy and water) detracted slightly from performance. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -52 basis points (“bps”),1 which is reflective of the Fund’s management fee (-46 bps), stock selection (-5 bps), futures (-11 bps), foreign dividend tax differential treatment (+7 bps), securities lending (+5 bps) and transaction cost (-3 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

22	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:  NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 10/8/2013

FlexShares STOXX Global Broad Infrastructure Index Fund (Based on Net Asset Value)	(2.90)%	4.33%	4.39%	5.16%

FlexShares STOXX Global Broad Infrastructure Index Fund (Based on Market Price)	(3.25)%	4.20%	4.29%	5.08%

STOXX® Global Broad Infrastructure Index	(3.04)%	4.21%	4.31%	5.08%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities of infrastructure-related companies that are domiciled or traded in developed and emerging markets around the world (including the U.S.). The companies included in the Underlying Index derive at least 50% of their revenues from the ownership, development, construction, financing or operation of infrastructure assets, as determined by STOXX, the index provider, pursuant to its index methodology. As of October 31, 2018, there were 151 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on global investments generally traded lower. Through Q4 of 2017, global equity markets moved higher on improved global growth prospects, strengthening economic data and U.S. pro-business tax reform. Global markets moved lower in Q1of 2018 as increased global trade tensions and concerns over the pace of U.S. Federal Reserve Bank (“Fed”) rate hikes impacted global investments. Global equities were up in Q2 and Q3 as strong corporate earnings and positive macroeconomic data out of the U.S. offset weakness in international equities. Global markets moved lower in October of 2018 as concerns over slowing growth in China, increased tariffs in the U.S.-China trade war, the sustainability of continued earnings growth in the U.S. and anxiety over the Fed’s continued pace of future rate hikes weighed on investments.

The global infrastructure asset class, as referenced by the S&P Global Infrastructure Index, underperformed the broad global equity market, as defined by the MSCI ACWI Index, during the 12 months ended

FLEXSHARES ANNUAL REPORT	23

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

October 31, 2018 by 7.58%. The broader definition of infrastructure incorporated in the Fund’s Underlying Index as compared to the S&P Global Infrastructure Index positively impacted the Underlying Index’s performance as it outperformed the S&P Global Infrastructure Index by 5.42%. The Underlying Index’s exposures to the transportation, communication and utilities sectors positively impacted its performance while exposures to energy and social infrastructure detracted from Underlying Index performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +14 basis points (“bps”)1, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+4 bps), securities lending (+3 bps), dividend tax differential (+53 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

24	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:  GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	(3.69)%	3.24%	5.78%

FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	(3.95)%	3.21%	5.75%

Northern Trust Global Quality Real Estate IndexSM	(3.71)%	3.22%	5.71%

FTSE EPRA/NAREIT Developed IndexSM	0.30%	2.94%	4.23%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.46% and the net expense ratio is 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Global Quality Real Estate IndexTM (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics within a universe of publicly-traded equity securities of U.S. and non-U.S. real estate investment trusts (“REITs”) and real estate companies. As of October 31, 2018, there were 150 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on global investments generally traded lower. Through Q4 of 2017 global equity markets moved higher on improved global growth prospects, strengthening economic data and U.S. pro-business tax reform. Global markets moved lower in Q1 as increased global trade tensions and concerns over the pace of U.S. Federal Reserve Bank (“Fed”) rate hikes impacted investments. Global equities were up in Q2 and Q3 as strong corporate earnings and positive macroeconomic data out of the U.S. offset weakness in international equities. Global markets moved lower in October of 2018 as concerns over slowing growth in China, increased tariffs in the U.S.-China trade war, the sustainability of continued earnings growth in the U.S. and anxiety over the Fed’s continued pace of future rate hikes weighed on investments.

The global real estate asset class, as measured by the FTSE EPRA/NAREIT Developed Net Index, outperformed the broad global equity market, as measured by the MSCI ACWI Index, during the 12 months ended October 31, 2018 by 0.29%. The value and momentum exposures of the Underlying Index were negative drivers of performance while the quality exposure was a positive

FLEXSHARES ANNUAL REPORT	25

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

driver. Overall, the positive exposure to quality was not enough to offset the headwinds from the negative performance derived from the value and momentum exposures and the Underlying Index underperformed the FTSE EPRA/NAREIT Developed Net Index by 4.01%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was +2 basis point (“bps”)1, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (+9 bps), securities lending (+2 bps), dividend tax differential (+35 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

26	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:  ASET

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	(3.09)%	4.97%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	(3.32)%	5.00%

Northern Trust Real Assets Allocation IndexSM	(2.97)%	5.09%

MSCI ACWI Index	(0.52)%	8.06%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.12% and the net expense ratio is 0.57%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Northern Trust Real Assets Allocation IndexSM (the “Underlying Index”). The Underlying Index measures the performance of an optimized allocation to other FlexShares ETFs (“Underlying Funds”) that is intended to provide exposures to certain real assets and minimize overall volatility of investment in the Underlying Funds. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. As of October 31, 2018, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and to manage the Fund.

During the 12 months ended October 31, 2018, prices on global investments generally traded lower. Through Q4 of 2017, global equity markets moved higher on improved global growth prospects, strengthening economic data and U.S. pro-business tax reform. Global markets moved lower in Q1 of 2018 as increased global trade tensions and concerns over the pace of U.S. Federal Reserve Bank (“Fed”) rate hikes impacted investments. Global equities were up in Q2 and Q3 as strong corporate earnings and positive macroeconomic data out of the U.S. offset weakness in international equities. Global markets moved lower in October of 2018 as concerns over slowing growth in China, increased tariffs in the US-China trade war, the sustainability of continued earnings growth in the U.S. and anxiety over the Fed’s continued pace of future rate hikes weighed on investments.

For the 12 months ended October 31, 2018, real assets as an asset class exhibited overall negative returns. Traditional yield-attractive assets, like infrastructure and real estate, experienced pressure due to rising short-term yields as the Fed continued its tightening cycle. Natural resources and commodities, however, exhibited positive performance due to supply constraints.

FLEXSHARES ANNUAL REPORT	27

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The Underlying Index had a negative total return during the 12 months ended October 31, 2018; underperforming the global equity markets, as defined by the MSCI All Country World Index (ACWI) by (-2.98%). The Underlying Index’s approach resulted in a greater allocation to real estate and infrastructure relative to its natural resource allocation. The tracking difference of the fund NAV and the Underlying index for the period was -12 basis points (“bps”)1, which is largely reflective of the Fund’s management fee (-57 bps) and a reimbursement amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (+47 bps) and transaction cost (-1 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

28	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:  QDF

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Index Fund (Based on Net Asset Value)	7.42%	10.52%	9.86%	13.37%

FlexShares Quality Dividend Index Fund (Based on Market Price)	7.40%	10.50%	9.84%	13.37%

Northern Trust Quality Dividend IndexSM	7.63%	10.97%	10.32%	13.84%

Russell 1000® Index	6.98%	11.30%	11.05%	13.93%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend IndexTM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and targeted overall volatility similar to that of the Northern Trust 1250 IndexSM (the “Parent Index”).1 Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2018, there were 150 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on domestic investments generally traded higher. Through Q4 of 2017, U.S. equity markets advanced on positive

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	29

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

macroeconomic data and the passing of a tax reform bill by Congress that was viewed positively by markets. Volatility increased in Q1 of 2018, with markets moving modestly lower as investors assessed the impact of stronger-than-expected inflation on the U.S Federal Reserve Bank’s (“Fed”) pace of rate hikes and U.S.-China trade war concerns versus positive macroeconomic data. Q4 of 2017 Gross Domestic Product (“GDP”) growth results (reported in Q1 of 2018) were revised higher, corporate earnings and revenue beat expectations and business confidence hit a new high due to tax reform. U.S. equities were up in Q2 and Q3 as strong corporate earnings and positive macroeconomic data supported domestic investments. Macroeconomic data continued to be robust, unemployment hit an 18-year low and wages grew at the fastest pace since 2009. Trade tensions with Mexico and Canada eased as the North American Free Trade Agreement was replaced by the United States-Mexico-Canada Agreement (“USMCA”). U.S. markets sold off in October of 2018 as concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China weighed on domestic equities.

The quality focus of the Fund’s Underlying Index was a positive driver of performance during the 12 months ended October 31, 2018. The companies deemed higher quality outperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a negative driver compared to the broad large cap universe as the top dividend yielding stocks underperformed non-dividend paying stocks for the 12-month period. Overall, the positive performance derived from the quality exposure offset the negative performance derived from the yield exposure and the Underlying Index outperformed the Russell 1000 Index by 0.65%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -21 basis points (“bps”)3, which is reflective of the management fee (-37 bps), stock selection/futures (+13 bps) and securities lending (+3 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:  QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Defensive Index Fund (Based on Net Asset Value)	8.69%	10.59%	10.28%	13.26%

FlexShares Quality Dividend Defensive Index Fund (Based on Market Price)	8.74%	10.60%	10.24%	13.27%

Northern Trust Quality Dividend Defensive IndexSM	9.76%	11.25%	10.93%	13.89%

Russell 1000® Index	6.98%	11.30%	11.05%	13.93%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust 1250 IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2018, there were 181 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on domestic investments generally traded higher. Through Q4 of 2017, U.S. equity markets advanced on positive macroeconomic data and the passing of a tax reform bill by Congress that was viewed positively by markets. Volatility increased in Q1

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

of 2018 with markets potentially responding to the impact of stronger-than-expected inflation, the U.S. Federal Reserve Bank’s (“Fed”) pace of rate hikes and U.S.-China trade war concerns versus positive macroeconomic data. Gross Domestic Product (“GDP”) growth results for Q4 of 2017 (reported in Q1 of 2018) were revised higher, corporate earnings and revenue beat expectations and business confidence hit a new high due to tax reform. U.S. equities were up in Q2 and Q3 of 2018 as strong corporate earnings and positive macroeconomic data supported domestic investments. Macroeconomic data continued to be robust, unemployment hit an 18-year low and wages grew at the fastest pace since 2009. Trade tensions with Mexico and Canada eased as the North American Free Trade Agreement (“NAFTA”) was replaced by the United States-Mexico-Canada Agreement (“USMCA”). U.S. markets sold off in October of 2018 as concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China weighed on domestic equities.

The quality focus of the Fund’s Underlying Index was a positive driver of performance during the 12 months ended October 31, 2018. The companies deemed higher quality outperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a negative driver compared to the broad large cap universe as the top dividend yielding stocks underperformed non-dividend paying stocks for the 12-month period. The Underlying Index’s lower beta exposure was a positive driver as lower volatility stocks outperformed stocks with market-like volatility. Overall, the positive performance derived from the quality and low beta exposures offset the negative performance derived from the yield exposure, and the Underlying Index outperformed the Russell 1000 Index by 2.78%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12- month period was -1.07%, which is reflective of the management fee of -37 basis points (bps)3, stock selection/futures (-73 bps) and securities lending (+2 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:  QDYN

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	3.59%	9.54%	8.77%	12.41%

FlexShares Quality Dividend Dynamic Index Fund (Based on Market Price)	3.67%	9.60%	8.76%	12.41%

Northern Trust Quality Dividend Dynamic IndexSM	3.93%	9.90%	9.17%	12.81%

Russell 1000® Index	6.98%	11.30%	11.05%	13.93%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust 1250 IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2018, there were 145 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on domestic investments generally traded higher. Through Q4 of 2017, U.S. equity markets advanced on positive macroeconomic data and the passing of a tax reform bill by Congress that was viewed

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

positively by markets. Volatility increased in Q1 of 2018 with markets potentially responding to the impact of stronger-than-expected inflation, the U.S. Federal Reserve Bank’s (“Fed”) pace of rate hikes and U.S.-China trade war concerns versus positive macroeconomic data. Gross Domestic Product (“GDP”) growth results for Q4 of 2017 (reported in Q1 of 2018) were revised higher, corporate earnings and revenue beat expectations and business confidence hit a new high due to tax reform. U.S. equities were up in Q2 and Q3 of 2018 as strong corporate earnings and positive macroeconomic data supported domestic investments. Macroeconomic data continued to be robust, unemployment hit an 18-year low and wages grew at the fastest pace since 2009. Trade tensions with Mexico and Canada eased as the North American Free Trade Agreement (“NAFTA”) was replaced by the United States-Mexico-Canada Agreement (“USMCA”). U.S. markets sold off in October of 2018 as concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China weighed on domestic equities.

The quality focus of the Fund’s Underlying Index was a positive driver of performance during the 12 months ended October 31, 2018. The companies deemed higher quality outperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a negative driver compared to the broad large cap universe as the top dividend yielding stocks underperformed non-dividend paying stocks for the 12-month period. The Underlying Index’s higher beta exposure was a negative driver as higher volatility stocks underperformed stocks with market-like volatility. Overall, the positive exposure to quality was not enough to offset the headwinds from the negative performance derived from the yield and higher beta exposures as the Underlying Index underperformed the Russell 1000 Index by 3.05%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12- month period was -34 basis points (bps)3, which is reflective of the management fee (-37 bps), stock selection/futures (+2 bps) and securities lending (+1 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund Ticker:  IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Index Fund (Based on Net Asset Value)	(10.48)%	3.24%	0.25%	1.83%

FlexShares International Quality Dividend Index Fund (Based on Market Price)	(11.30)%	3.31%	0.08%	1.73%

Northern Trust International Quality Dividend IndexSM	(10.53)%	3.53%	0.65%	2.24%

MSCI ACWI ex USA Index	(8.24)%	4.37%	1.63%	3.10%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust International Large Cap IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Parent Index, dividend yield, quality factors and lower total risk.

As of October 31, 2018, there were 192 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ended October 31, 2018, prices on international risk assets generally traded lower. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2017, developed international markets moved higher on improved global growth prospects and strengthening economic data. International markets moved lower in Q1 of 2018 as increased global trade tensions impacted risk assets. Markets continued to move lower in Q2 of 2018 as European economic data disappointed, the USD strengthened and concerns of slowing global growth weighed on equities. Q3 of 2018 was volatile, but ultimately ended modestly positive as investors balanced constructive macroeconomic data in Europe and positive election results in Japan versus China’s weak macroeconomic data, the escalation of trade tensions between the U.S. and China and a budget standoff between Italy and the European Union. Global markets moved lower in October of 2018 as investors feared that weaker corporate earnings and increased trade tensions would lead to slowing global growth.

The focus on dividend paying stocks was a negative driver of performance during the 12 months ended October 31, 2018 as non-dividend paying stocks outperformed high yielding equities. The impact of quality exposure on international equity markets was a positive driver of performance during the 12-month period. The companies deemed higher quality outperformed those international companies deemed to be lower quality. Overall, the positive exposure to quality was not enough to offset the headwinds from the negative performance derived from the yield exposure as the Underlying Index underperformed the MSCI ACWI ex USA Index by 2.29%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12- month period was +5 basis points (bps)3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+43 bps), securities lending (+8 bps) and dividend tax differential (+1 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

36	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund Ticker:  IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	(10.03)%	2.61%	(0.30)%	1.15%

FlexShares International Quality Dividend Defensive Index Fund (Based on Market Price)	(10.91)%	2.73%	(0.52)%	1.07%

Northern Trust International Quality Dividend Defensive IndexSM	(9.92)%	2.94%	0.36%	1.76%

MSCI ACWI ex USA Index	(8.24)%	4.37%	1.63%	3.10%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology.

The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2018, there were 197 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on international risk assets generally traded lower. Over the course of the

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	37

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

12-month period, the U.S. dollar (“USD”) was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2017, developed international markets moved higher on improved global growth prospects and strengthening economic data. International markets moved lower in Q1 of 2018 as increased global trade tensions impacted risk assets. Markets continued lower in Q2 of 2018 as European economic data disappointed, the USD strengthened against other major currencies and concerns of slowing global growth weighed on equities. Q3 of 2018 was volatile, but ultimately ended modestly positive as investors balanced constructive macroeconomic data in Europe and positive election results in Japan versus China’s weak macroeconomic data, the escalation of trade tensions between the U.S. and China and a budget standoff between Italy and the European Union. Global markets moved lower in October of 2018 as investors feared that weaker corporate earnings and increased trade tensions would lead to slowing global growth.

The focus on dividend paying stocks was a negative driver of performance during the 12 months ended October 31, 2018 as non-dividend paying stocks outperformed high yielding equities. The impact of quality exposure on international equity markets was a positive driver of performance during the 12-month period. The companies deemed higher quality outperformed those international companies deemed to be lower quality. The Underlying Index’s lower beta exposure was a positive driver as lower volatility stocks outperformed stocks with market-like volatility. Overall, the positive exposures to quality and lower beta were not enough to offset the headwinds from the negative performance derived from the yield exposure as the Underlying Index underperformed the MSCI ACWI ex USA Index by 1.68%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -11 basis points (bps)3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+26 bps), securities lending (+9 bps) and dividend tax differential (+1 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

38	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund Ticker:  IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	(11.34)%	3.83%	0.93%	2.84%

FlexShares International Quality Dividend Dynamic Index Fund (Based on Market Price)	(12.11)%	3.94%	0.81%	2.75%

Northern Trust International Quality Dividend Dynamic IndexSM	(11.33)%	4.14%	1.42%	3.31%

MSCI ACWI ex USA Index	(8.24)%	4.37%	1.63%	3.10%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology.

The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2018, there were 173 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2018, prices on international risk assets

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	39

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

generally traded lower. Over the course of the 12-month period the U.S. dollar (“USD”) was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2017 developed international markets moved higher on improved global growth prospects and strengthening economic data. International markets moved lower in Q1 of 2018 as increased global trade tensions impacted risk assets. Markets continued lower in Q2 of 2018 as European economic data disappointed, the USD strengthened against other major currencies and concerns of slowing global growth weighed on equities. Q3 of 2018 was volatile, but ultimately ended modestly positive as investors balanced constructive macroeconomic data in Europe and positive election results in Japan versus China’s weak macroeconomic data, the escalation of trade tensions between the U.S. and China and a budget standoff between Italy and the European Union. Global markets moved lower in October of 2018 as investors feared that weaker corporate earnings and increased trade tensions would lead to slowing global growth.

The focus on dividend paying stocks was a negative driver of performance during the 12 months ended October 31, 2018 as non-dividend paying stocks outperformed high yielding equities. The impact of quality exposure on international equity markets was a positive driver of performance during the 12-month period. The companies deemed higher quality outperformed those international companies deemed to be lower quality. The Underlying Index’s higher beta exposure was a negative driver as higher volatility stocks underperformed stocks with market-like volatility. Overall, the positive exposure to quality was not enough to offset the headwinds from the negative performance derived from the yield and higher beta exposures as the Underlying Index underperformed the MSCI ACWI ex USA Index by 3.09%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -1 basis point (bps)3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+35 bps), securities lending (+7 bps) and dividend tax differential (+4 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

40	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund Ticker:  TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	(0.41)%	0.85%	0.19%	0.32%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Market Price)	(0.49)%	0.83%	0.18%	0.31%

iBoxx 3-Year Target Duration TIPS Index	(0.32)%	0.97%	0.35%	0.46%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected debt obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration1 of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least one year but not more than ten years from an index rebalancing date. Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral from securities lending) in the securities of the Underlying Index. As of October 31, 2018, there were 19 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

U.S. interest rates rose during fiscal year 2018. The yield curve flattened as short-term rates responded throughout the year to four increases in the Federal funds rate of 25 basis points (bps)2 each (in December of 2017 and March, June and September of 2018) by the Federal Open Market Committee (FOMC). Short-term treasury maturities ended the fiscal year higher by approximately 120 bps. Intermediate and long-term rates also rose during the year albeit taking an indirect path. Rates rose during Q1 of 2018 responding to higher growth and inflation expectations following a positive U.S. employment report. Mounting concerns surrounding geopolitical risks, trade tensions and prospects for slowing global growth during Q2 and Q3 of 2018 dampened the upward pressure. October 2018 closed out the fiscal year with a volatile month. Rates moved sharply higher early in

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	41

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

the month responding to various concerns including an increasingly hawkish Federal Reserve, a slowdown in U.S. earnings, a trade war and heightened geopolitical risks. During the fiscal year, the U.S. 10-year and 30-year Treasuries rose roughly 76 bps and 51 bps, respectively. The yield differential between the 2-year and 10-year Treasuries declined approximately 50 bps during the year.

For the fiscal year ended October 31, 2018, higher commodity prices, especially in energy, upward pressure in owner’s equivalent rent and actual rents, along with modest increases in transportation services and food prices drove annual Consumer Price Index (“CPI”) higher to 2.5% from 2.0% in fiscal year 2017. Inflation expectations, as represented by TIPS breakeven spreads, ended the fiscal year flat to slightly higher during that same time span. Short-term inflation expectations moderated during the year following a volatile environment for energy prices. Longer-term inflation breakeven spreads trended slightly higher on firm economic growth.

During the fiscal year ended October 31, 2018, real yields3 were higher with the rise in nominal Treasury yields offsetting higher TIPS breakeven spreads for maturity periods 3-years and longer. 1-year real yields increased +202 bps while 5-, 10- and 30-year real yields were +90 bps, +59 bps, +38 bps higher, respectively. As of October 31, 2018, real yields were positive across the curve.

Despite the rise in real interest rates, the combination of the Fund’s short duration positioning and higher annual inflation resulted in a decline in fixed income investments including TIPS with both the Fund and the Underlying Index having negative total return performance for the 12- month period. During the same period, the Underlying Index outperformed the Bloomberg Barclays U.S. TIPS 1-10 Year Index by 0.32%, due mostly to lower duration positioning against the backdrop of higher real interest rates and greater exposure to short-term TIPS breakeven spreads. Tracking difference between the Fund’s NAV and the Underlying Index for the 12- month period was -9 bps, reflective of the Fund’s management fee (-18 bps), intra-day trading and fees ( -0.7 bps), pricing differences (+6.3 bps) and other factors (+2.4 bps).

3	Nominal yield adjusted for the effects of expected inflation.

42	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:  TDTF

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	(1.51)%	1.09%	0.35%	0.66%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Market Price)	(1.51)%	1.04%	0.36%	0.66%

iBoxx 5-Year Target Duration TIPS Index	(1.41)%	1.15%	0.44%	0.78%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected debt obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration1 of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral from securities lending) in the securities of the Underlying Index. As of October 31, 2018, there were 21 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

U.S. interest rates rose during fiscal year 2018. The yield curve flattened as short-term rates responded throughout the year to four increases in the Federal funds rate of 25 basis points (bps)2 each (in December of 2017 and March, June and September of 2018) by the Federal Open Market Committee (“FOMC”). Short-term treasury maturities ended the fiscal year higher by approximately 120 bps. Intermediate and long-term rates also rose during the year albeit taking an indirect path. Rates rose during Q1 of 2018 responding to higher growth and inflation expectations following a positive U.S. employment report. Mounting concerns surrounding geopolitical risks, trade tensions and prospects for slowing global growth during Q2 and Q3 of 2018 dampened the upward pressure. October 2018 closed out the fiscal year with a volatile month. Rates spiked early in the month

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	43

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

responding to various concerns including an increasingly hawkish Federal Reserve, a slowdown in U.S. earnings, and growing geopolitical risks. During the fiscal year, the U.S. 10-year and 30-year Treasuries rose roughly 76 bps and 51 bps respectively. The yield differential between the 2-year and 10-year Treasuries declined approximately 50 bps during the year.

For the fiscal year ended October 31, 2018, higher commodity prices, especially in energy, upward pressure in owner’s equivalent rent and actual rents, along with modest increases in transportation services and food prices drove annual Consumer Price Index (“CPI”) higher to 2.5% from 2.0% in fiscal year 2017. Inflation expectations, as represented by TIPS breakeven spreads, ended the fiscal year flat to slightly higher during that same time span. Short-term inflation expectations moderated during the year following a volatile environment for energy prices. Longer-term inflation breakeven spreads trended slightly higher on firm economic growth.

During the fiscal year ended October 31, 2018, real yields3 were higher with the rise in nominal Treasury yields offsetting higher TIPS breakeven spreads for maturity periods 3 years and longer. 1-year real yields increased +202 bps while 5-, 10- and 30-year real yields were +90 bps, +59 bps, +38 bps higher, respectively. As of October 31, 2018, real yields were positive across the curve.

Despite the rise in real interest rates, the combination of the Fund’s short duration positioning and higher annual inflation resulted in a decline in performance of fixed income investments, including TIPS, resulting in both the Fund and the Underlying Index having negative total return performance for the 12- month period. During the same period, the Underlying Index underperformed the Bloomberg Barclays U.S. TIPS Index by 0.16%; due mostly to lower duration exposure and lower breakeven spreads in shorter maturity TIPS. Tracking difference between the Fund’s NAV and the Underlying Index for the 12- month period was -10 bps, reflective of the Fund’s management fee (-18 bps), intra-day trading and fees (+.3 bps), pricing differences (+5.5 bps) and other factors (-1.1 bps).

[3]	Nominal yield adjusted for the effects of expected inflation.

44	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund Ticker:  MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	(1.65)%	0.29%	0.80%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	(1.31)%	0.27%	0.86%

ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities IndexSM	(1.10)%	0.70%	1.23%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, the average effective duration of the portfolio of MBS represented in the Underlying Index generally will range between 3.25 and 4.25 years. As of October 31, 2018, there were 183 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

U.S. interest rates rose during fiscal year 2018. The yield curve flattened as short-term rates responded throughout the year in conjunction with four increases in the Federal funds rate of 25 basis points (bps)1 each (in December of 2017 and March, June and September of 2018) by the Federal Open Market Committee (“FOMC”). Short-term treasury maturities ended the fiscal year higher by approximately 120 bps. Intermediate and long-term rates also rose during the year albeit taking an indirect path. Rates rose during Q1 of 2018 responding to higher growth and inflation expectations following a positive U.S. Employment report. Mounting concerns surrounding geopolitical risks, trade tensions and prospects for slowing global growth during Q2 and Q3 of 2018 dampened the upward pressure. October 2018 closed out the fiscal year with a volatile month. Rates moved sharply higher early in the month responding to various concerns including an increasingly hawkish Federal Reserve, a slowdown in U.S. earnings, trade war and heightened geopolitical risks. During the fiscal year, the U.S. 10-year and 30-year Treasury rose roughly 76 bps and 51 bps,

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument

FLEXSHARES ANNUAL REPORT	45

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

respectively. The yield differential between the 2-year and 10-year Treasury declined approximately 50 bps during the same time span. Higher U.S. mortgage rates (Federal Home Loan Mortgage Corporation (Freddie Mac) average 30-Year mortgage rate 4.83% versus 3.94% during the fiscal year acted as a headwind for the U.S. housing market. Both existing and new home sales were lower year-over-year. Refinancing activity moderated as mortgage applications fell on lower home sales and higher home prices.

During the fiscal year ended October 31, 2018, the Fund’s positive income from portfolio yield was offset by higher Treasury yields and widening mortgage credit spreads. For the 12- month period, the Underlying Index outperformed the market-weighted MBS market, as defined by the Bloomberg Barclays Capital U.S. MBS Index by 0.41% due primarily to security selection and curve positioning of the Underlying Index. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -55 bps, reflective of the Fund’s management fee (-20 bps), trading costs and fees (-45 bps), pricing differences (-56 bps), yield curve positioning (-4 bps), sector allocation (-1 bp), security selection (+73 bps) and other factors (-2 bps).

46	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund Ticker:  SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	(2.05)%	1.47%	1.77%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	(2.23)%	1.45%	1.79%

Northern Trust Credit-Scored US Corporate Bond IndexSM	(1.61)%	1.83%	2.12%

Bloomberg Barclays Intermediate U.S. Corporate Index	(1.30)%	1.98%	2.01%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Corporate Bond IndexSM (the “Underlying Index”)1. The Underlying Index reflects the performance of a broad universe of US-dollar denominated bonds of companies that are considered by the index provider to have higher credit quality, lower risk of default and the potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust US Investment-Grade Corporate Bond IndexSM (the “Parent Index”)2. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”), in its capacity as index provider (the “Index Provider”). As of October 31, 2018, there were 1,455 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

U.S. interest rates rose during fiscal year 2018. The yield curve flattened as short-term rates responded throughout the year in conjunction with four increases in the Federal funds rate of 25 basis points (bps)3 each (in December of 2017 and March, June and September of 2018) by the Federal Open Market Committee (“FOMC”). Short-term treasury maturities ended the fiscal year higher by approximately 120 bps. Intermediate and long-term rates also rose during the year albeit taking an indirect path. Rates rose during Q1 of 2018 responding to higher growth and inflation expectations following a positive U.S. Employment report. Mounting concerns surrounding geopolitical risks, trade tensions and prospects for slowing

[1]	Index Provider—Northern Trust Investments, Inc.

[2]

The Northern Trust US Investment Grade Corporate Bond Index is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and long-term solvency.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	47

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

global growth during Q2 and Q3 of 2018 dampened the upward pressure. October 2018 closed out the fiscal year with a volatile month. Rates moved sharply higher early in the month responding to various concerns including an increasingly hawkish Federal Reserve, a slowdown in U.S. earnings, a trade war and heightened geopolitical risks. During the fiscal year, the U.S. 10-year and 30-year Treasury rose roughly 76 bps and 51 bps, respectively, resulting in the yield differential declining 25 bps during the fiscal year. U.S. long-term credit spreads widened during the fiscal year. Credit markets underperformed early in the fiscal year as demand waned following corporate tax reform. Growing fears that positive economic growth and inflationary pressures would cause the Federal Reserve to increase its pace of rate hikes combined with a strengthening U.S. dollar and geopolitical risks contributed to spread widening though Q1 and Q2 of 2018. Strong corporate earnings prompted an uptick in demand for fixed income securities that caused spread tightening into Q3 of 2018 before reversing course in October 2018. In late October 2018, interest rate markets reverted to the earlier downward trend leading to significant spread widening to close out the fiscal year. On a comparative and relative basis, longer maturity issues with lower credit quality had their yields diverge less versus higher credit quality issues during the fiscal year.

During the fiscal year ended October 31, 2018, the Underlying Index underperformed the Bloomberg Barclays Capital Intermediate US Corporate Bond Index by 0.31%, due to the Underlying Index’s longer duration4 positioning. The Underlying Index’s longer duration and curve positioning resulted in a greater negative price performance contribution with the increase in interest rates, while overweight allocations to the U.S. financial sector benefited performance. Relative underweights and security selection in the technology and health care sectors detracted from the Underlying Index performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -44 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-8 bps), pricing differences (-2.1 bps), sector and security selection (-11.7 bps), yield curve positioning (1 bps) and other factors (-1.2 bps).

[4]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years—the higher the number the more volatile would be the expected change.

48	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:  LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	(7.24)%	3.03%	3.11%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	(7.86)%	2.69%	2.98%

Northern Trust Credit-Scored US Long Corporate Bond IndexSM	(6.68)%	3.55%	3.62%

Bloomberg Barclays Long U.S. Corporate Index	(6.68)%	3.61%	3.64%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.24% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated bonds of companies that are considered by the index provider1 to have higher credit quality, lower risk of default and the potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust Investment-Grade US Long Corporate Bond IndexSM (the “Parent Index”)2. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as index provider (the “Index Provider”). As of October 31, 2018, there were 800 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

U.S. interest rates rose during fiscal year 2018. The yield curve flattened as short-term rates responded throughout the year in conjunction with four increases in the Federal funds rate of 25 basis points (bps)3 each (in December of 2017 and March, June and September of 2018) by the Federal Open Market Committee (“FOMC”). Short-term treasury maturities ended the fiscal year higher by approximately 120 bps. Intermediate and long-term rates also rose during the year albeit taking an indirect path. Rates

[1]	Index Provider—Northern Trust Investments, Inc.

[2]

The Northern Trust Investment-Grade US Long Corporate Bond IndexSM is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and long-term solvency.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	49

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

rose during Q1 of 2018 responding to higher growth and inflation expectations following a positive U.S. Employment report. Mounting concerns surrounding geopolitical risks, trade tensions and prospects for slowing global growth during Q2 and Q3 of 2018 dampened the upward pressure. October 2018 closed out the fiscal year with a volatile month. Rates moved sharply higher early in the month responding to various concerns including an increasingly hawkish Federal Reserve, a slowdown in U.S. earnings, trade war and heightened geopolitical risks. During the fiscal year, the U.S. 10-year and 30-year Treasury rose roughly 76 bps and 51 bps, respectively, resulting in the yield differential declining 25 bps during the fiscal year. U.S. long-term credit spreads widened during the fiscal year. Credit markets underperformed early in the fiscal year as demand weaned following corporate tax reform. Growing fears that positive economic growth and inflationary pressures would cause the Federal Reserve to increase its pace of rate hikes combined with a strengthening U.S. dollar and geopolitical risks contributed to spread widening though Q1 and Q2 of 2018. Strong corporate earnings prompted an uptick in demand for fixed income securities that caused spread tightening into Q3 of 2018 before reversing course in October 2018. In late October 2018, interest rate markets reverted to the earlier downward trend leading to significant spread widening to close out the fiscal year. On a comparative and relative basis, longer maturity issues with lower credit quality had their yields diverge less versus higher credit quality issues during the fiscal year.

During the fiscal year ended October 31, 2018, the Underlying Index performed in line with the Bloomberg Barclays Capital U.S. Long Corporate Bond Index. The tracking difference between the Fund’s NAV and the Underlying Index for the period was -56 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-29.8 bps), pricing differences (-7.3 bps), sector and security selection (+3.9 bps), yield curve positioning (-3.3 bps) and other factors (+2.5 bps).

50	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund Ticker:  RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	3 Year	5 Year	Fund Inception 10/9/2012

FlexShares Ready Access Variable Income Fund (Based on Net Asset Value)	1.80%	1.39%	1.09%	1.03%

FlexShares Ready Access Variable Income Fund (Based on Market Price)	1.91%	1.38%	1.09%	1.04%

Bloomberg Barclays US Short Treasury Index	1.62%	0.84%	0.51%	0.44%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund attempts to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration1 of the Fund will vary based on the Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

U.S. Treasury yields were higher during the fiscal year ended October 31, 2018 driven by improving U.S. and global economic growth and monetary tightening by U.S. Federal Reserve (“Fed”). The yield curve flattened as short-term rates responded throughout the year in conjunction with four increases in the Federal funds rate of 25 basis points (bps)2 each (in December of 2017 and March, June and September of 2018) by the Federal Open Market Committee (“FOMC”). By fiscal-year end, the U.S. yield curve was higher and flatter as 1-5 year Treasury yields were higher by 90-125 bps while 7-year and longer yields were higher by 50-83 bps. The effective Federal funds rate increased 100 bps to 2.18% during the fiscal year. Three-month London Interbank Offer Rate (“LIBOR”) moved steadily higher ending the fiscal year +118 bps at 2.56%.

[1]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years—the higher the number the more volatile would be the expected change.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	51

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Global Central Banks (“GCBs”) maintained accommodative monetary policy as geopolitical risks weighed on markets. Notably, the Bank of England and the Bank of Canada both raised rates by 50 bps and 75 bps, respectively. United Kingdom short-term sovereign yields moved 30-40 bps higher in tandem with rate rises, while intermediate yields moved 10-25 bps higher as markets weighed the outcome of Brexit negotiations. The German and Japan sovereign curves were both slightly flatter by fiscal year end. Through the year, global investors sought out havens and higher relative yields in the U.S. as uncertainties around global growth weighed on global economies.

The Fund’s NAV outperformed its market benchmark, the Bloomberg Barclays US Short Treasury Index. Despite higher short-term rates, the positive contributions from the credit allocation decisions more than offset the adverse impact of a higher duration in the Fund’s portfolio than the benchmark. The Fund’s effective duration was generally managed in anticipation of higher potential interest rates balanced against other potentially attractive opportunities in short-term corporate securities. The Fund’s positioning in floating rate corporate securities benefitted performance as coupons reset on higher LIBOR rates. Positioning in term fixed-rate credit hurt performance as option adjusted spreads widened between October 2017 and October 2018.

52	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund Ticker:  BNDC

CUMULATIVE PERFORMANCE

Through October 31, 2018

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2018

	1 Year	Fund Inception 11/18/2016

FlexShares Core Select Bond Fund Index Fund (Based on Net Asset Value)	(2.73)%	0.03%

FlexShares Core Select Bond Fund Index Fund (Based on Market Price)	(2.92)%	0.09%

Bloomberg Barclays U.S. Aggregate Bond Index	(2.05)%	0.61%

All data as of 10/31/18. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2019. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.67% and the net expense ratio is 0.35%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks total return and preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.

The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities that is designed to achieve optimal potential for total return after taking into account various sources of investment risk. The Fund adjusts its allocations to securities based on Northern Trust Investment Inc.’s assessment of potential changes in interest rate levels, the shape of the yield curve and credit spread relationships. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities including those of both affiliated and unaffiliated funds.

U.S. interest rates rose during fiscal year 2018. The yield curve flattened as short-term rates responded throughout the year to four increases in the Federal funds rate of 25 basis points (bps)1 each (in December of 2017 and March, June and September of 2018) by the Federal Open Market Committee (“FOMC”). Short-term treasury maturities ended the fiscal year higher by approximately 120 bps. Intermediate and long-term rates also rose

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	53

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

during the year albeit taking an indirect path. Rates rose during Q1 of 2018 responding to higher growth and inflation expectations following a positive U.S. employment report. Mounting concerns surrounding geopolitical risks, trade tensions and prospects for slowing global growth during Q2 and Q3 of 2018 dampened the upward pressure. October 2018 closed out the fiscal year with a volatile month. Rates moved sharply higher early in the month responding to various concerns including an increasingly hawkish Federal Reserve, a slowdown in U.S. earnings, and heightened geopolitical risks. During the fiscal year, the U.S. 10-year and 30-year Treasuries rose roughly 76 bps and 51 bps, respectively.

The Fund was positioned with an overweight in corporate credit on expectations for improving economic growth and corporate earnings. An overweight to mortgage-backed securities (“MBS”) during the year was based on valuations and interest rate expectations. The Fund reduced allocations to Treasury Inflation Protected Securities (“TIPS”) during the year as expectations for inflation weakened. Duration2 positioning was generally short during the fiscal year, with the exception of a few periods when duration was neutralized when investor sentiment weakened and Treasury yields rallied on geopolitical and restrictive FOMC monetary policy concerns. Both U.S. investment grade-corporate credit spreads and MBS spreads widened from October 2017 levels.

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index during the fiscal year. Overweight allocations of its underlying funds to corporate credit and MBS added to performance, while security selection of its underlying funds in corporates detracted from performance. Duration and yield curve positioning in its underlying funds contributed modestly to performance.

[2]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years—the higher the number the more volatile would be the expected change.

54	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2018 (Unaudited)

	FlexShares® Morningstar US Market Factor Tilt Index Fund	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

ASSETS
Securities, at cost	$998,482,329	$906,507,390	$492,949,525	$—
Affiliate securities, at cost	579,351	—	—	8,590,055
Securities Lending Reinvestments, at cost	130,653,865	14,811,881	714,117	—

Securities, at value	1,370,326,592	948,590,030	486,230,559	—
Affiliate securities, at value	809,190	—	—	7,846,364
Securities Lending Reinvestments, at value	130,655,170	14,811,881	714,117	—
Cash	14,663,226	8,724,915	1,391,402	1,291
Cash segregated at broker*	2,330,609	2,144,417	363,330	3
Foreign cash†	—	4,475,216	808,248	—
Restricted cash**	—	—	—	—
Due from Custodian	—	97,829	—	—
Unrealized appreciation on forward foreign currency contracts	—	31,267	13,145	85,584
Receivables:	—	—	—	—
Dividends and interest	979,582	4,220,573	438,809	—
Securities lending income	53,751	94,648	26,203	—
Capital shares issued	—	—	—	—
Investment adviser	77,279	56,737	29,586	967
Securities sold	—	823,975	168,511	—

Total Assets	1,519,895,399	984,071,488	490,183,910	7,934,209

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	179,231	46,527	40
Payables:
Cash collateral received from securities loaned	130,654,828	14,811,881	714,117	—
Deferred compensation (Note 7)	68,555	50,372	25,700	506
Investment advisory fees (Note 4)	282,268	328,575	260,244	130
Trustee fees (Note 7)	8,724	6,365	3,886	461
Securities purchased	—	—	60	—
Due to Authorized Participant	—	—	97,212	—
Variation margin on futures contracts	1,204,342	579,346	150,119	—
Capital shares redeemed	—	—	—	—
Other	12,000	20,000	150,000	—

Total Liabilities	132,230,717	15,975,770	1,447,865	1,137

Net Assets	$1,387,664,682	$968,095,718	$488,736,045	$7,933,072

NET ASSETS CONSIST OF:
Paid-in capital	$1,029,790,493	$993,123,881	$531,606,759	$9,636,961
Distributable earnings (loss) (Note 13)	357,874,189	(25,028,163)	(42,870,714)	(1,703,889)

Net Assets	$1,387,664,682	$968,095,718	$488,736,045	$7,933,072

Shares Outstanding (unlimited number of shares authorized $0.0001 par value)	12,600,001	16,200,001	10,200,001	300,001
Net Asset Value	$110.13	$59.76	$47.92	$26.44

† Cost of foreign cash	$—	$4,526,282	$811,399	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	55

Statements of Assets and Liabilities (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund

ASSETS
Securities, at cost	$—	$58,930,813	$26,065,711	$71,070,288
Affiliate securities, at cost	5,229,977	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value	—	61,687,611	28,337,902	72,219,825
Affiliate securities, at value	4,467,575	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	41,776	112,480	500,043	484,967
Cash segregated at broker*	15,895	45,084	93,648	146,161
Foreign cash†	—	—	—	377,038
Restricted cash**	—	—	—	—
Due from Custodian	—	—	—	3,276
Unrealized appreciation on forward foreign currency contracts	46,245	—	—	—
Receivables:	—	—	—	—
Dividends and interest	—	55,883	27,703	146,889
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	1,736	1,638	927	1,794
Securities sold	—	1,646,378	3,027,268	—

Total Assets	4,573,227	63,549,074	31,987,491	73,379,950

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	9,041	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	1,360	934	419	983
Investment advisory fees (Note 4)	—	17,631	7,700	26,823
Trustee fees (Note 7)	360	704	508	811
Securities purchased	—	—	3,004,894	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	5,037	11,170	26,889	67,226
Capital shares redeemed	—	1,657,398	—	—
Other	—	2,500	700	—

Total Liabilities	15,798	1,690,337	3,041,110	95,843

Net Assets	$4,557,429	$61,858,737	$28,946,381	$73,284,107

NET ASSETS CONSIST OF:
Paid-in capital	$7,079,503	$59,813,666	$26,770,362	$72,978,036
Distributable earnings (loss) (Note 13)	(2,522,074)	2,045,071	2,176,019	306,071

Net Assets	$4,557,429	$61,858,737	$28,946,381	$73,284,107

Shares Outstanding (unlimited number of shares authorized $0.0001 par value)	175,001	1,850,001	450,001	800,001
Net Asset Value	$26.04	$33.44	$64.33	$91.61

† Cost of foreign cash	$—	$—	$—	$386,292

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

56	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

ASSETS
Securities, at cost	$5,014,610,067	$740,569,657	$258,074,535	$—
Affiliate securities, at cost	—	—	—	14,429,243
Securities Lending Reinvestments, at cost	138,790,533	37,964,782	7,435,740	—

Securities, at value	5,407,931,120	767,738,370	267,743,073	—
Affiliate securities, at value	—	—	—	13,881,869
Securities Lending Reinvestments, at value	138,792,036	37,965,474	7,435,740	—
Cash	17,450,581	1,725,369	2,945,909	6,070
Cash segregated at broker*	3,932,242	704,461	1,007,556	—
Foreign cash†	5,252,543	1,769,399	3,639,953	—
Restricted cash**	90,063	138,033	—	—
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	386,287	7,237	18,770	—
Receivables:	—	—	—	—
Dividends and interest	5,160,045	1,992,700	521,883	—
Securities lending income	218,255	41,057	8,613	—
Capital shares issued	10,900,652	—	—	—
Investment adviser	304,656	43,611	13,164	645
Securities sold	—	7,306	—	—

Total Assets	5,590,418,480	812,133,017	283,334,661	13,888,584

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	617,805	21,556	6,809	—
Payables:
Cash collateral received from securities loaned	138,793,426	37,964,782	7,435,740	—
Deferred compensation (Note 7)	272,101	38,642	11,048	206
Investment advisory fees (Note 4)	2,183,603	309,566	106,448	926
Trustee fees (Note 7)	32,555	4,969	2,116	439
Securities purchased	10,814,039	—	—	—
Due to Authorized Participant	90,063	138,033	—	—
Variation margin on futures contracts	1,822,828	278,714	438,768	—
Capital shares redeemed	—	—	—	—
Other	9,000	14,000	2,000	—

Total Liabilities	154,635,420	38,770,262	8,002,929	1,571

Net Assets	$5,435,783,060	$773,362,755	$275,331,732	$13,887,013

NET ASSETS CONSIST OF:
Paid-in capital	$5,666,651,338	$780,671,062	$269,108,423	$14,456,708
Distributable earnings (loss) (Note 13)	(230,868,278)	(7,308,307)	6,223,309	(569,695)

Net Assets	$5,435,783,060	$773,362,755	$275,331,732	$13,887,013

Shares Outstanding (unlimited number of shares authorized $0.0001 par value)	172,500,001	17,150,001	4,750,001	525,001
Net Asset Value	$31.51	$45.09	$57.96	$26.45

† Cost of foreign cash	$5,269,767	$1,783,380	$3,676,081	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	57

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

ASSETS
Securities, at cost	$1,466,713,370	$270,084,688	$39,059,319	$812,480,108
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	267,327,726	41,878,173	4,414,438	26,811,607

Securities, at value	1,745,076,088	317,704,572	43,725,021	758,484,526
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	267,329,351	41,878,171	4,414,438	26,811,607
Cash	12,519,029	1,750,663	483,987	1,454,057
Cash segregated at broker*	1,950,016	501,396	69,437	937,614
Foreign cash†	—	—	—	1,695,039
Restricted cash**	—	—	—	—
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	269,684
Receivables:	—	—	—	—
Dividends and interest	1,884,919	349,741	73,453	3,243,365
Securities lending income	155,511	4,902	233	89,916
Capital shares issued	—	2,222,854	—	—
Investment adviser	94,802	17,711	5,300	41,841
Securities sold	76,954,582	—	—	304,342

Total Assets	2,105,964,298	364,430,010	48,771,869	793,331,991

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	286,539
Payables:
Cash collateral received from securities loaned	267,451,902	41,878,173	4,414,438	26,811,607
Deferred compensation (Note 7)	83,085	15,220	4,521	36,527
Investment advisory fees (Note 4)	564,138	101,577	14,290	318,543
Trustee fees (Note 7)	11,717	2,491	779	5,314
Securities purchased	73,345,250	2,184,109	—	18
Due to Authorized Participant	—	—	—	261,031
Variation margin on futures contracts	937,299	154,465	31,672	385,673
Capital shares redeemed	4,453,433	—	—	—
Other	9,750	3,000	750	60,000

Total Liabilities	346,856,574	44,339,035	4,466,450	28,165,252

Net Assets	$1,759,107,724	$320,090,975	$44,305,419	$765,166,739

NET ASSETS CONSIST OF:
Paid-in capital	$1,456,479,444	$259,300,141	$39,807,613	$888,794,948
Distributable earnings (loss) (Note 13)	302,628,280	60,790,834	4,497,806	(123,628,209)

Net Assets	$1,759,107,724	$320,090,975	$44,305,419	$765,166,739

Shares Outstanding (unlimited number of shares authorized $0.0001 par value)	39,500,001	7,200,001	1,050,001	34,200,001
Net Asset Value	$44.53	$44.46	$42.20	$22.37

† Cost of foreign cash	$—	$—	$—	$1,707,736

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

58	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

ASSETS
Securities, at cost	$92,311,458	$67,610,884	$1,677,650,199	$934,122,755
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	55,421	454,933	—	—

Securities, at value	86,461,789	62,937,200	1,639,405,709	902,085,685
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	55,421	454,933	—	—
Cash	205,533	131,343	345,646	—
Cash segregated at broker*	198,762	88,765	—	—
Foreign cash†	617,349	79,986	—	—
Restricted cash**	—	—	—	—
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	1,426	—	—	—
Receivables:	—	—	—	—
Dividends and interest	328,811	310,525	2,108,338	1,910,576
Securities lending income	12,391	6,759	—	—
Capital shares issued	—	—	—	—
Investment adviser	6,176	4,041	181,996	62,424
Securities sold	—	2,116	9,530,023	3,812,396

Total Assets	87,887,658	64,015,668	1,651,571,712	907,871,081

LIABILITIES
Cash overdraft	—	—	—	3,642,265
Unrealized depreciation on forward foreign currency contracts	2,909	—	—	—
Payables:
Cash collateral received from securities loaned	55,421	454,933	—	—
Deferred compensation (Note 7)	5,292	3,252	171,722	56,532
Investment advisory fees (Note 4)	35,681	27,230	256,197	139,169
Trustee fees (Note 7)	884	789	10,274	5,892
Securities purchased	261	2,116	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	84,529	41,619	—	—
Capital shares redeemed	—	—	9,523,481	—
Other	—	5,000	—	—

Total Liabilities	184,977	534,939	9,961,674	3,843,858

Net Assets	$87,702,681	$63,480,729	$1,641,610,038	$904,027,223

NET ASSETS CONSIST OF:
Paid-in capital	$108,705,227	$77,602,597	$1,740,254,889	$951,823,829
Distributable earnings (loss) (Note 13)	(21,002,546)	(14,121,868)	(98,644,851)	(47,796,606)

Net Assets	$87,702,681	$63,480,729	$1,641,610,038	$904,027,223

Shares Outstanding (unlimited number of shares authorized $0.0001 par value)	4,100,001	2,700,001	68,954,000	37,750,001
Net Asset Value	$21.39	$23.51	$23.81	$23.95

† Cost of foreign cash	$624,003	$80,306	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	59

Statements of Assets and Liabilities (cont.)

	FlexShares® Disciplined Duration MBS Index Fund	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value-Scored Bond Index Fund

ASSETS
Securities, at cost	$73,256,197	$61,821,711	$27,753,672	$49,507,707
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value	71,184,920	60,097,304	25,960,236	47,942,467
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	2,763,033	213,281	94,417	101,335
Cash segregated at broker*	—	—	—	—
Foreign cash†	—	—	—	—
Restricted cash**	—	—	—	—
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:	—	—	—	—
Dividends and interest	238,358	530,974	353,931	943,004
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	2,672	2,571	1,193	835
Securities sold	1,030,667	3,989,289	1,533,565	1,629,767

Total Assets	75,219,650	64,833,419	27,943,342	50,617,408

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	1,888	1,863	683	165
Investment advisory fees (Note 4)	12,061	11,361	5,011	15,484
Trustee fees (Note 7)	784	708	510	322
Securities purchased	3,576,133	4,083,217	1,513,166	1,756,451
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	1,200	500	—	—

Total Liabilities	3,592,066	4,097,649	1,519,370	1,772,422

Net Assets	$71,627,584	$60,735,770	$26,423,972	$48,844,986

NET ASSETS CONSIST OF:
Paid-in capital	$75,677,992	$63,032,687	$28,788,651	$50,000,050
Distributable earnings (loss) (Note 13)	(4,050,408)	(2,296,917)	(2,364,679)	(1,155,064)

Net Assets	$71,627,584	$60,735,770	$26,423,972	$48,844,986

Shares Outstanding (unlimited number of shares authorized $0.0001 par value)	3,150,001	1,250,001	550,001	1,000,001
Net Asset Value	$22.74	$48.59	$48.04	$48.84

† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

60	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Ready Access Variable Income Fund	FlexShares® Core Select Bond Fund

ASSETS
Securities, at cost	$222,725,165	$7,255,758
Affiliate securities, at cost	—	32,067,506
Securities Lending Reinvestments, at cost	—	—

Securities, at value	222,596,732	7,209,594
Affiliate securities, at value	—	31,200,291
Securities Lending Reinvestments, at value	—	—
Cash	1,610,853	177,680
Cash segregated at broker*	—	—
Foreign cash†	—	—
Restricted cash**	—	—
Due from Custodian	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Receivables:	—	—
Dividends and interest	1,024,015	—
Securities lending income	—	—
Capital shares issued	—	—
Investment adviser	9,808	861
Securities sold	—	—

Total Assets	225,241,408	38,588,426

LIABILITIES
Cash overdraft	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Payables:
Cash collateral received from securities loaned	—	—
Deferred compensation (Note 7)	8,194	309
Investment advisory fees (Note 4)	42,292	4,666
Trustee fees (Note 7)	1,614	552
Securities purchased	13,837,527	—
Due to Authorized Participant	—	—
Variation margin on futures contracts	—	—
Capital shares redeemed	—	—
Other	2,100	—

Total Liabilities	13,891,727	5,527

Net Assets	$211,349,681	$38,582,899

NET ASSETS CONSIST OF:
Paid-in capital	$211,059,436	$39,691,847
Distributable earnings (loss) (Note 13)	290,245	(1,108,948)

Net Assets	$211,349,681	$38,582,899

Shares Outstanding (unlimited number of shares authorized $0.0001 par value)	2,800,001	1,625,001
Net Asset Value	$75.48	$23.74

† Cost of foreign cash	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	61

FlexShares® Trust

Statements of Operations

For the year or period ended October 31, 2018

	FlexShares® Morningstar US Market Factor Tilt Index Fund	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$24,569,612	$34,283,834	$22,157,000		$—
Dividend income received from affiliate	13,646	—	—		447,732
Interest income	—	—	746		—
Securities lending income (net of fees) (Note 2)	851,800	1,037,086	259,348		—
Foreign withholding tax on dividends	(4,050)	(3,066,707)	(2,188,753)		—
Foreign withholding tax on interest	—	—	(12)		—

Total Investment Income	25,431,008	32,254,213	20,228,329		447,732

EXPENSES
Deferred compensation (Note 7)	3,650	3,137	1,811		64
Investment advisory fees	3,140,692	4,136,301	3,785,424		59,742
Trustee fees (Note 7)	57,157	47,595	29,618		1,983

Total Gross Expenses Before Fees Reimbursed	3,201,499	4,187,033	3,816,853		61,789

Less:
Deferred compensation reimbursed (Note 7)	(3,650)	(3,137)	(1,811)		(64)
Investment advisory fees reimbursed (Note 4)	—	—	—		(53,048)
Trustee fees reimbursed (Note 7)	(57,157)	(47,595)	(29,618)		(1,983)

Total Net Expenses	3,140,692	4,136,301	3,785,424		6,694

Net Investment Income (Loss)	22,290,316	28,117,912	16,442,905		441,038

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		17,863
Transactions in investment securities	2,568,604	(14,792,800)	(6,169,555	)(1)	—
In-kind redemptions on investments in affiliated securities	6,755	—	—		2,168,758
In-kind redemptions on investments in securities	12,264,581	2,875,308	2,656,916		—
Expiration or closing of futures contracts	2,336,303	1,392,367	(564,062)		(1,196)
Settlement of forward foreign currency contracts	—	(379,309)	169,646		120,969
Foreign currency transactions	—	(410,496)	(742,411)		(152,520)

Net Realized Gain (Loss)	17,176,243	(11,314,930)	(4,649,466)		2,153,874

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	5,726,569 (2)	(108,644,385)	(106,045,359	)(3)	(3,254,309	)(4)
Securities lending	(2,174)	—	—		—
Futures contracts	(1,557,640)	(1,334,315)	(241,123)		—
Forward foreign currency contracts	—	33,228	(45,681)		(54,606)
Translation of other assets and liabilities denominated in foreign currencies	—	(100,313)	41,158		—

Net Change in Unrealized Appreciation (Depreciation)	4,166,755	(110,045,785)	(106,291,005)		(3,308,915)

Net Realized and Unrealized Gain (Loss)	21,342,998	(121,360,715)	(110,940,471)		(1,155,041)

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,633,314	$(93,242,803)	$(94,497,566)		$(714,003)

(1)	Net of non-US capital gains tax of $(209,278).

(2)	Includes $(5,793) change in unrealized depreciation on investments in affiliates.

(3)	Net of deferred non-US capital gains tax of $297,634.

(4)	Includes $(3,254,309) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

62	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund		FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund

INVESTMENT INCOME
Dividend income	$—		$866,920	$440,539	$1,697,712
Dividend income received from affiliate	657,918		—	—	—
Interest income	—		—	—	—
Securities lending income (net of fees) (Note 2)	—		—	—	—
Foreign withholding tax on dividends	—		—	—	(89,108)
Foreign withholding tax on interest	—		—	—	—

Total Investment Income	657,918		866,920	440,539	1,608,604

EXPENSES
Deferred compensation (Note 7)	119		108	48	138
Investment advisory fees	200,191		146,955	70,771	274,617
Trustee fees (Note 7)	2,532		3,516	2,416	4,598

Total Gross Expenses Before Fees Reimbursed	202,842		150,579	73,235	279,353

Less:
Deferred compensation reimbursed (Note 7)	(119)		(108)	(48)	(138)
Investment advisory fees reimbursed (Note 4)	(183,878)		—	—	—
Trustee fees reimbursed (Note 7)	(2,532)		(3,516)	(2,416)	(4,598)

Total Net Expenses	16,313		146,955	70,771	274,617

Net Investment Income (Loss)	641,605		719,965	369,768	1,333,987

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	68,668		—	—	—
Transactions in investment securities	—		(520,573)	(82,007)	(864,558)
In-kind redemptions on investments in affiliated securities	6,296,747		—	—	—
In-kind redemptions on investments in securities	—		594,442	379,179	—
Expiration or closing of futures contracts	(34,901)		27,755	28,334	47,466
Settlement of forward foreign currency contracts	755,229		—	—	—
Foreign currency transactions	74,176		—	—	(19,577)

Net Realized Gain (Loss)	7,159,919		101,624	325,506	(836,669)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(10,006,917	)(1)	291,989	751,280	(1,051,902)
Securities lending	—		—	—	—
Futures contracts	(2,781)		(11,172)	(27,543)	(74,839)
Forward foreign currency contracts	(59,720)		—	—	—
Translation of other assets and liabilities denominated in foreign currencies	8		—	—	(9,201)

Net Change in Unrealized Appreciation (Depreciation)	(10,069,410)		280,817	723,737	(1,135,942)

Net Realized and Unrealized Gain (Loss)	(2,909,491)		382,441	1,049,243	(1,972,611)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,267,886)		$1,102,406	$1,419,011	$(638,624)

(1)	Includes $(10,006,917) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	63

Statements of Operations (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

INVESTMENT INCOME
Dividend income	$179,502,382		$29,448,188		$9,458,889	$—
Dividend income received from affiliate	—		—		—	341,615
Interest income	—		—		—	—
Securities lending income (net of fees) (Note 2)	2,890,900		253,762		54,865	—
Foreign withholding tax on dividends	(8,304,581)		(1,589,134)		(372,423)	—
Foreign withholding tax on interest	—		—		—	—

Total Investment Income	174,088,701		28,112,816		9,141,331	341,615

EXPENSES
Deferred compensation (Note 7)	15,649		2,637		805	27
Investment advisory fees	25,178,142		3,936,524		1,220,458	65,358
Trustee fees (Note 7)	238,681		36,564		13,259	1,936

Total Gross Expenses Before Fees Reimbursed	25,432,472		3,975,725		1,234,522	67,321

Less:
Deferred compensation reimbursed (Note 7)	(15,649)		(2,637)		(805)	(27)
Investment advisory fees reimbursed (Note 4)	—		—		—	(52,763)
Trustee fees reimbursed (Note 7)	(238,681)		(36,564)		(13,259)	(1,936)

Total Net Expenses	25,178,142		3,936,524		1,220,458	12,595

Net Investment Income (Loss)	148,910,559		24,176,292		7,920,873	329,020

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—		—	(21,526)
Transactions in investment securities	(104,231,768	)(1)	(8,246,963	)(2)	(1,497,386)	—
In-kind redemptions on investments in affiliated securities	—		—		—	—
In-kind redemptions on investments in securities	—		21,674,040		—	—
Expiration or closing of futures contracts	4,447,203		782,656		852,119	—
Settlement of forward foreign currency contracts	(337,780)		(32,688)		(440)	—
Foreign currency transactions	(804,461)		(305,002)		(91,486)	—

Net Realized Gain (Loss)	(100,926,806)		13,872,043		(737,193)	(21,526)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	43,903,426	(3)	(59,403,954)		(17,735,517)	(839,345	)(4)
Securities lending	(1,290)		251		—	—
Futures contracts	(3,517,850)		(568,768)		(660,133)	—
Forward foreign currency contracts	(190,105)		19,229		9,047	—
Translation of other assets and liabilities denominated in foreign currencies	57,494		(9,468)		(20,137)	—

Net Change in Unrealized Appreciation (Depreciation)	40,251,675		(59,962,710)		(18,406,740)	(839,345)

Net Realized and Unrealized Gain (Loss)	(60,675,131)		(46,090,667)		(19,143,933)	(860,871)

Net Increase (Decrease) in Net Assets Resulting from Operations	$88,235,428		$(21,914,375)		$(11,223,060)	$(531,851)

(1)	Net of non-US capital gains tax of $(12,043).

(2)	Net of non-US capital gains tax of $(27,307).

(3)	Net of deferred non-US capital gains tax of $412,574.

(4)	Includes $(839,345) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

64	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

INVESTMENT INCOME
Dividend income	$55,723,890	$9,760,827	$1,561,207	$57,156,022
Dividend income received from affiliate	—	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	512,382	56,910	4,640	795,476
Foreign withholding tax on dividends	—	(549)	—	(5,571,435)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	56,236,272	9,817,188	1,565,847	52,380,063

EXPENSES
Deferred compensation (Note 7)	5,715	969	176	3,054
Investment advisory fees	6,909,085	1,180,847	193,751	4,691,660
Trustee fees (Note 7)	82,307	15,791	4,180	43,435

Total Gross Expenses Before Fees Reimbursed	6,997,107	1,197,607	198,107	4,738,149

Less:
Deferred compensation reimbursed (Note 7)	(5,715)	(969)	(176)	(3,054)
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(82,307)	(15,791)	(4,180)	(43,435)

Total Net Expenses	6,909,085	1,180,847	193,751	4,691,660

Net Investment Income (Loss)	49,327,187	8,636,341	1,372,096	47,688,403

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	36,037,297	14,271,169	1,054,620	(26,259,310	)(1)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	71,242,802	5,405,472	3,659,718	13,395,212
Expiration or closing of futures contracts	3,737,327	417,901	96,880	278,050
Settlement of forward foreign currency contracts	—	—	—	(117,158)
Foreign currency transactions	—	—	—	(838,135)

Net Realized Gain (Loss)	111,017,426	20,094,542	4,811,218	(13,541,341)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(21,987,412)	(2,292,464)	(3,532,854)	(135,233,875)
Securities lending	(1,882)	(155)	—	(57)
Futures contracts	(1,818,947)	(209,584)	(48,373)	(686,015)
Forward foreign currency contracts	—	—	—	(13,634)
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(7,988)

Net Change in Unrealized Appreciation (Depreciation)	(23,808,241)	(2,502,203)	(3,581,227)	(135,941,569)

Net Realized and Unrealized Gain (Loss)	87,209,185	17,592,339	1,229,991	(149,482,910)

Net Increase (Decrease) in Net Assets Resulting from Operations	$136,536,372	$26,228,680	$2,602,087	$(101,794,507)

(1)	Net of non-US capital gains tax of $(230,135).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	65

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

INVESTMENT INCOME
Dividend income	$5,469,531		$4,827,723		$—	$—
Dividend income received from affiliate	—		—		—	—
Interest income	—		—		59,777,984	28,145,501
Securities lending income (net of fees) (Note 2)	83,758		57,848		—	—
Foreign withholding tax on dividends	(531,546)		(489,903)		—	—
Foreign withholding tax on interest	—		—		—	—

Total Investment Income	5,021,743		4,395,668		59,777,984	28,145,501

EXPENSES
Deferred compensation (Note 7)	286		257		5,902	2,520
Investment advisory fees	457,995		390,114		3,612,754	1,653,034
Trustee fees (Note 7)	5,551		4,864		86,761	41,922

Total Gross Expenses Before Fees Reimbursed	463,832		395,235		3,705,417	1,697,476

Less:
Deferred compensation reimbursed (Note 7)	(286)		(257)		(5,902)	(2,520)
Investment advisory fees reimbursed (Note 4)	—		—		—	—
Trustee fees reimbursed (Note 7)	(5,551)		(4,864)		(86,761)	(41,922)

Total Net Expenses	457,995		390,114		3,612,754	1,653,034

Net Investment Income (Loss)	4,563,748		4,005,554		56,165,230	26,492,467

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—		—	—
Transactions in investment securities	(1,401,632	)(1)	(3,089,956	)(2)	(21,125,533)	(8,505,701)
In-kind redemptions on investments in affiliated securities	—		—		—	—
In-kind redemptions on investments in securities	—		1,647,481		(4,382,219)	(279,788)
Expiration or closing of futures contracts	(107,878)		(45,528)		—	—
Settlement of forward foreign currency contracts	14,411		—		—	—
Foreign currency transactions	(146,024)		(74,751)		—	—

Net Realized Gain (Loss)	(1,641,123)		(1,562,754)		(25,507,752)	(8,785,489)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(12,811,718)		(11,782,730)		(35,763,699)	(31,104,417)
Securities lending	—		—		—	—
Futures contracts	(109,958)		(52,077)		—	—
Forward foreign currency contracts	(5,644)		—		—	—
Translation of other assets and liabilities denominated in foreign currencies	(17,410)		1,710		—	—

Net Change in Unrealized Appreciation (Depreciation)	(12,944,730)		(11,833,097)		(35,763,699)	(31,104,417)

Net Realized and Unrealized Gain (Loss)	(14,585,853)		(13,395,851)		(61,271,451)	(39,889,906)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,022,105)		$(9,390,297)		$(5,106,221)	$(13,397,439)

(1)	Net of non-US capital gains tax of $(3,010).

(2)	Net of non-US capital gains tax of $(11,974).

See Accompanying Notes to the Financial Statements.

66	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Disciplined Duration MBS Index Fund	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value-Scored Bond Index Fund
				July 17, 2018* through October 31, 2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—
Dividend income received from affiliate	—	—	—	—
Interest income	1,143,221	1,722,774	1,030,346	1,730,236
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	1,143,221	1,722,774	1,030,346	1,730,236

EXPENSES
Deferred compensation (Note 7)	144	165	68	46
Investment advisory fees	99,481	123,978	52,915	53,627
Trustee fees (Note 7)	3,680	3,882	2,481	788

Total Gross Expenses Before Fees Reimbursed	103,305	128,025	55,464	54,461

Less:
Deferred compensation reimbursed (Note 7)	(144)	(165)	(68)	(46)
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(3,680)	(3,882)	(2,481)	(788)

Total Net Expenses	99,481	123,978	52,915	53,627

Net Investment Income (Loss)	1,043,740	1,598,796	977,431	1,676,609

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(186,319)	(709,479)	(624,604)	(22,286)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	—	—	—	—
Expiration or closing of futures contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Realized Gain (Loss)	(186,319)	(709,479)	(624,604)	(22,286)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(1,657,657)	(1,967,302)	(2,315,008)	(1,565,240)
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	(1,657,657)	(1,967,302)	(2,315,008)	(1,565,240)

Net Realized and Unrealized Gain (Loss)	(1,843,976)	(2,676,781)	(2,939,612)	(1,587,526)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(800,236)	$(1,077,985)	$(1,962,181)	$89,083

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	67

Statements of Operations (cont.)

	FlexShares® Ready Access Variable Income Fund	FlexShares® Core Select Bond Fund

INVESTMENT INCOME
Dividend income	$—	$62,823
Dividend income received from affiliate	—	554,420
Interest income	3,767,365	1,655
Securities lending income (net of fees) (Note 2)	—	—
Foreign withholding tax on dividends	—	—
Foreign withholding tax on interest	—	—

Total Investment Income	3,767,365	618,898

EXPENSES
Deferred compensation (Note 7)	486	41
Investment advisory fees	401,334	78,283
Trustee fees (Note 7)	8,865	2,492

Total Gross Expenses Before Fees Reimbursed	410,685	80,816

Less:
Deferred compensation reimbursed (Note 7)	(486)	(41)
Investment advisory fees reimbursed (Note 4)	—	(42,336)
Trustee fees reimbursed (Note 7)	(8,865)	(2,492)

Total Net Expenses	401,334	35,947

Net Investment Income (Loss)	3,366,031	582,951

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	(142,035)
Transactions in investment securities	(6,133)	(57,116)
In-kind redemptions on investments in affiliated securities	—	206
In-kind redemptions on investments in securities	16,179	248
Expiration or closing of futures contracts	—	19,159
Settlement of forward foreign currency contracts	—	—
Foreign currency transactions	—	—

Net Realized Gain (Loss)	10,046	(179,538)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(425,090)	(929,296	)(1)
Securities lending	—	—
Futures contracts	—	(4,571)
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—

Net Change in Unrealized Appreciation (Depreciation)	(425,090)	(933,867)

Net Realized and Unrealized Gain (Loss)	(415,044)	(1,113,405)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,950,987	$(530,454)

(1)	Includes $(882,127) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

68	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® Morningstar US Market Factor Tilt Index Fund		FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$22,290,316	$17,763,815	$28,117,912	$20,623,457
Net realized gain (loss)	17,176,243	3,998,619	(11,314,930)	(5,182,583)
Net increase from payments by affiliates	—	—	—	10,248
Net change in unrealized appreciation (depreciation)	4,166,755	186,736,480	(110,045,785)	162,246,210

Net Increase (Decrease) in Net Assets
Resulting from Operations	43,633,314	208,498,914	(93,242,803)	177,697,332

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(17,203,496)		(20,692,030)
Net realized gain		—		—
Distributable earnings	(21,895,299)		(33,761,589)
Tax return of capital	—	—	—	—

Total distributions	(21,895,299)	(17,203,496)	(33,761,589)	(20,692,030)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	244,086,962	138,394,830	122,745,608	205,703,755
Cost of shares redeemed	(28,359,353)	(9,743,868)	(13,253,045)	—

Net Increase (Decrease) from Capital Transactions	215,727,609	128,650,962	109,492,563	205,703,755

Total Increase (Decrease) in Net Assets	237,465,624	319,946,380	(17,511,829)	362,709,057

NET ASSETS
Beginning of Period	$1,150,199,058	$830,252,678	$985,607,547	$622,898,490

End of Period	$1,387,664,682	$1,150,199,058	$968,095,718	$985,607,547

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$2,245,513		$2,070,859

SHARE TRANSACTIONS
Beginning of period	10,700,001	9,400,001	14,600,001	11,200,001
Shares issued	—	—	—	—
Shares issued in-kind	2,150,000	1,400,000	1,800,000	3,400,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(250,000)	(100,000)	(200,000)	—

Shares Outstanding, End of Period	12,600,001	10,700,001	16,200,001	14,600,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$16,442,905	$10,444,529	$441,038	$385,670
Net realized gain (loss)	(4,649,466)	2,685,437	2,153,874	210,970
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(106,291,005)	79,744,981	(3,308,915)	2,666,671

Net Increase (Decrease) in Net Assets
Resulting from Operations	(94,497,566)	92,874,947	(714,003)	3,263,311

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(10,564,341)		(386,878)
Net realized gain		—		—
Distributable earnings	(17,566,133)		(413,050)
Tax return of capital	—	—	(152,741)	—

Total distributions	(17,566,133)	(10,564,341)	(565,791)	(386,878)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	143,643,883	186,409,055	8,486,631	26,565,920
Cost of shares redeemed	(110,914,729)	—	(18,214,928)	(14,096,084)

Net Increase (Decrease) from Capital Transactions	32,729,154	186,409,055	(9,728,297)	12,469,836

Total Increase (Decrease) in Net Assets	(79,334,545)	268,719,661	(11,008,091)	15,346,269

NET ASSETS
Beginning of Period	$568,070,590	$299,350,929	$18,941,163	$3,594,894

End of Period	$488,736,045	$568,070,590	$7,933,072	$18,941,163

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$466,682		$124,187

SHARE TRANSACTIONS
Beginning of period	9,900,001	6,300,001	650,001	150,001
Shares issued	—	—	—	—
Shares issued in-kind	2,400,000	3,600,000	300,000	1,025,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(2,100,000)	—	(650,000)	(525,000)

Shares Outstanding, End of Period	10,200,001	9,900,001	300,001	650,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund		FlexShares® US Quality Large Cap Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$641,605	$887,210	$719,965	$307,144
Net realized gain (loss)	7,159,919	2,452,108	101,624	417,880
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(10,069,410)	4,304,175	280,817	2,368,515

Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,267,886)	7,643,493	1,102,406	3,093,539

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(889,287)		(281,734)
Net realized gain		—		—
Distributable earnings	(616,733)		(695,332)
Tax return of capital	(32,884)	—	—	—

Total distributions	(649,617)	(889,287)	(695,332)	(281,734)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	11,741,649	37,735,567	23,378,847
Cost of shares redeemed	(33,809,843)	(10,778,254)	(3,339,109)	(5,673,272)

Net Increase (Decrease) from Capital Transactions	(33,809,843)	963,395	34,396,458	17,705,575

Total Increase (Decrease) in Net Assets	(36,727,346)	7,717,601	34,803,532	20,517,380

NET ASSETS
Beginning of Period	$41,284,775	$33,567,174	$27,055,205	$6,537,825

End of Period	$4,557,429	$41,284,775	$61,858,737	$27,055,205

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$7,681		$36,229

SHARE TRANSACTIONS
Beginning of period	1,350,001	1,300,001	850,001	250,001
Shares issued	—	—	—	—
Shares issued in-kind	—	425,000	1,100,000	800,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,175,000)	(375,000)	(100,000)	(200,000)

Shares Outstanding, End of Period	175,001	1,350,001	1,850,001	850,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® US ESG Impact Index Fund		FlexShares® STOXX® Global ESG Impact Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$369,768	$162,683	$1,333,987	$184,459
Net realized gain (loss)	325,506	4,886	(836,669)	19,480
Net increase from payments by affiliates	—	—	—	69
Net change in unrealized appreciation (depreciation)	723,737	1,507,838	(1,135,942)	2,120,227

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,419,011	1,675,407	(638,624)	2,324,235

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(147,860)		(177,721)
Net realized gain		—		—
Distributable earnings	(364,337)		(1,253,536)
Tax return of capital	—	—	—	—

Total distributions	(364,337)	(147,860)	(1,253,536)	(177,721)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	15,899,635	7,085,865	42,987,562	22,490,287
Cost of shares redeemed	(1,617,494)	—	—	—

Net Increase (Decrease) from Capital Transactions	14,282,141	7,085,865	42,987,562	22,490,287

Total Increase (Decrease) in Net Assets	15,336,815	8,613,412	41,095,402	24,636,801

NET ASSETS
Beginning of Period	$13,609,566	$4,996,154	$32,188,705	$7,551,904

End of Period	$28,946,381	$13,609,566	$73,284,107	$32,188,705

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$25,960		$35,924

SHARE TRANSACTIONS
Beginning of period	225,001	100,001	350,001	100,001
Shares issued	—	—	—	—
Shares issued in-kind	250,000	125,000	450,000	250,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(25,000)	—	—	—

Shares Outstanding, End of Period	450,001	225,001	800,001	350,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$148,910,559	$97,268,299	$24,176,292	$24,452,934
Net realized gain (loss)	(100,926,806)	(153,969,129)	13,872,043	8,061,112
Net increase from payments by affiliates	—	2,597,250	—	—
Net change in unrealized appreciation (depreciation)	40,251,675	688,415,180	(59,962,710)	72,100,845

Net Increase (Decrease) in Net Assets
Resulting from Operations	88,235,428	634,311,600	(21,914,375)	104,614,891

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(91,591,308)		(25,424,557)
Net realized gain		—		—
Distributable earnings	(142,689,396)		(25,040,675)
Tax return of capital	—	—	—	—

Total distributions	(142,689,396)	(91,591,308)	(25,040,675)	(25,424,557)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	729,840,347	1,612,772,251	44,339,305	212,697,031
Cost of shares redeemed	—	(217,108,283)	(99,649,945)	(85,934,569)

Net Increase (Decrease) from Capital Transactions	729,840,347	1,395,663,968	(55,310,640)	126,762,462

Total Increase (Decrease) in Net Assets	675,386,379	1,938,384,260	(102,265,690)	205,952,796

NET ASSETS
Beginning of Period	$4,760,396,681	$2,822,012,421	$875,628,445	$669,675,649

End of Period	$5,435,783,060	$4,760,396,681	$773,362,755	$875,628,445

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$(2,774,385)		$3,015,777

SHARE TRANSACTIONS
Beginning of period	150,700,001	103,000,001	18,300,001	15,400,001
Shares issued	—	—	—	—
Shares issued in-kind	21,800,000	55,300,000	950,000	4,700,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	(7,600,000)	(2,100,000)	(1,800,000)

Shares Outstanding, End of Period	172,500,001	150,700,001	17,150,001	18,300,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	73

Statements of Changes in Net Assets (cont.)

	FlexShares® Global Quality Real Estate Index Fund		FlexShares® Real Assets Allocation Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$7,920,873	$3,550,182	$329,020	$70,988
Net realized gain (loss)	(737,193)	(86,200)	(21,526)	846
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(18,406,740)	19,986,486	(839,345)	266,100

Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,223,060)	23,450,468	(531,851)	337,934

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(5,694,447)		(71,705)
Net realized gain		—		—
Distributable earnings	(8,103,123)		(331,490)
Tax return of capital	—	—	—	—

Total distributions	(8,103,123)	(5,694,447)	(331,490)	(71,705)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	49,688,173	30,164,949	8,432,070	4,770,437
Cost of shares redeemed	—	—	—	—

Net Increase (Decrease) from Capital Transactions	49,688,173	30,164,949	8,432,070	4,770,437

Total Increase (Decrease) in Net Assets	30,361,990	47,920,970	7,568,729	5,036,666

NET ASSETS
Beginning of Period	$244,969,742	$197,048,772	$6,318,284	$1,281,618

End of Period	$275,331,732	$244,969,742	$13,887,013	$6,318,284

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$122,968		$—

SHARE TRANSACTIONS
Beginning of period	3,950,001	3,450,001	225,001	50,001
Shares issued	—	—	—	—
Shares issued in-kind	800,000	500,000	300,000	175,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	—	—	—

Shares Outstanding, End of Period	4,750,001	3,950,001	525,001	225,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Index Fund		FlexShares® Quality Dividend Defensive Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$49,327,187	$50,724,829	$8,636,341	$8,784,830
Net realized gain (loss)	111,017,426	44,573,416	20,094,542	5,158,732
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(23,808,241)	174,511,525	(2,502,203)	32,703,597

Net Increase (Decrease) in Net Assets
Resulting from Operations	136,536,372	269,809,770	26,228,680	46,647,159

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(49,628,114)		(8,458,570)
Net realized gain		—		—
Distributable earnings	(50,127,940)		(8,856,044)
Tax return of capital	—	—	—	—

Total distributions	(50,127,940)	(49,628,114)	(8,856,044)	(8,458,570)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	139,288,073	343,462,008	11,354,790	41,242,639
Cost of shares redeemed	(282,253,367)	(186,128,276)	(21,803,484)	(18,487,149)

Net Increase (Decrease) from Capital Transactions	(142,965,294)	157,333,732	(10,448,694)	22,755,490

Total Increase (Decrease) in Net Assets	(56,556,862)	377,515,388	6,923,942	60,944,079

NET ASSETS
Beginning of Period	$1,815,664,586	$1,438,149,198	$313,167,033	$252,222,954

End of Period	$1,759,107,724	$1,815,664,586	$320,090,975	$313,167,033

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$5,100,255		$975,534

SHARE TRANSACTIONS
Beginning of period	42,650,001	38,750,001	7,450,001	6,850,001
Shares issued	—	—	—	—
Shares issued in-kind	3,100,000	8,500,000	250,000	1,050,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(6,250,000)	(4,600,000)	(500,000)	(450,000)

Shares Outstanding, End of Period	39,500,001	42,650,001	7,200,001	7,450,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Dynamic Index Fund		FlexShares® International Quality Dividend Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$1,372,096	$1,935,005	$47,688,403	$30,676,471
Net realized gain (loss)	4,811,218	5,356,840	(13,541,341)	21,660,610
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(3,581,227)	5,065,870	(135,941,569)	83,475,075

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,602,087	12,357,715	(101,794,507)	135,812,156

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(1,825,259)		(28,328,453)
Net realized gain		—		—
Distributable earnings	(1,451,340)		(48,549,571)
Tax return of capital	—	—	—	—

Total distributions	(1,451,340)	(1,825,259)	(48,549,571)	(28,328,453)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	2,093,800	9,329,699	127,597,477	376,167,377
Cost of shares redeemed	(17,509,790)	(14,270,382)	(191,787,732)	—

Net Increase (Decrease) from Capital Transactions	(15,415,990)	(4,940,683)	(64,190,255)	376,167,377

Total Increase (Decrease) in Net Assets	(14,265,243)	5,591,773	(214,534,333)	483,651,080

NET ASSETS
Beginning of Period	$58,570,662	$52,978,889	$979,701,072	$496,049,992

End of Period	$44,305,419	$58,570,662	$765,166,739	$979,701,072

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$220,847		$3,523,168

SHARE TRANSACTIONS
Beginning of period	1,400,001	1,500,001	37,300,001	22,100,001
Shares issued	—	—	—	—
Shares issued in-kind	50,000	250,000	4,800,000	15,200,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(400,000)	(350,000)	(7,900,000)	—

Shares Outstanding, End of Period	1,050,001	1,400,001	34,200,001	37,300,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$4,563,748	$3,424,671	$4,005,554	$2,449,832
Net realized gain (loss)	(1,641,123)	1,426,337	(1,562,754)	1,476,605
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(12,944,730)	8,052,058	(11,833,097)	7,362,594

Net Increase (Decrease) in Net Assets
Resulting from Operations	(10,022,105)	12,903,066	(9,390,297)	11,289,031

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(3,119,837)		(2,117,337)
Net realized gain		—		—
Distributable earnings	(5,084,444)		(3,934,883)
Tax return of capital	—	—	—	—

Total distributions	(5,084,444)	(3,119,837)	(3,934,883)	(2,117,337)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	7,592,082	14,435,332	5,669,259	63,846,996
Cost of shares redeemed	—	(6,562,120)	(20,658,934)	—

Net Increase (Decrease) from Capital Transactions	7,592,082	7,873,212	(14,989,675)	63,846,996

Total Increase (Decrease) in Net Assets	(7,514,467)	17,656,441	(28,314,855)	73,018,690

NET ASSETS
Beginning of Period	$95,217,148	$77,560,707	$91,795,584	$18,776,894

End of Period	$87,702,681	$95,217,148	$63,480,729	$91,795,584

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$733,112		$277,672

SHARE TRANSACTIONS
Beginning of period	3,800,001	3,500,001	3,300,001	800,001
Shares issued	—	—	—	—
Shares issued in-kind	300,000	600,000	200,000	2,500,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	(300,000)	(800,000)	—

Shares Outstanding, End of Period	4,100,001	3,800,001	2,700,001	3,300,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund		FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$56,165,230	$29,898,387	$26,492,467	$13,971,379
Net realized gain (loss)	(25,507,752)	(7,368,691)	(8,785,489)	(151,278)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(35,763,699)	(14,275,862)	(31,104,417)	(12,381,777)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,106,221)	8,253,834	(13,397,439)	1,438,324

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(26,104,812)		(12,089,212)
Net realized gain		—		—
Distributable earnings	(58,646,589)		(27,570,542)
Tax return of capital	—	—	—	—

Total distributions	(58,646,589)	(26,104,812)	(27,570,542)	(12,089,212)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	204,979,683	305,158,033	218,359,896	189,689,043
Cost of shares redeemed	(612,747,018)	(16,078,914)	(92,736,712)	(11,271,501)

Net Increase (Decrease) from Capital Transactions	(407,767,335)	289,079,119	125,623,184	178,417,542

Total Increase (Decrease) in Net Assets	(471,520,145)	271,228,141	84,655,203	167,766,654

NET ASSETS
Beginning of Period	$2,113,130,183	$1,841,902,042	$819,372,020	$651,605,366

End of Period	$1,641,610,038	$2,113,130,183	$904,027,223	$819,372,020

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$3,734,274		$1,882,167

SHARE TRANSACTIONS
Beginning of period	85,904,000	74,204,000	32,700,001	25,600,001
Shares issued	—	—	—	—
Shares issued in-kind	8,450,000	12,350,000	8,850,000	7,550,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(25,400,000)	(650,000)	(3,800,000)	(450,000)

Shares Outstanding, End of Period	68,954,000	85,904,000	37,750,001	32,700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Disciplined Duration MBS Index Fund		FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$1,043,740	$587,968	$1,598,796	$1,028,664
Net realized gain (loss)	(186,319)	(204,134)	(709,479)	(24,129)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(1,657,657)	(635,676)	(1,967,302)	(169,676)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(800,236)	(251,842)	(1,077,985)	834,859

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(1,159,790)		(991,097)
Net realized gain		—		(138,136)
Distributable earnings	(1,511,413)		(1,546,217)
Tax return of capital	—	—	—	—

Total distributions	(1,511,413)	(1,159,790)	(1,546,217)	(1,129,233)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	39,295,437	7,207,654	12,378,133	15,235,609
Cost of shares redeemed	(3,539,176)	(9,676,454)	—	—

Net Increase (Decrease) from Capital Transactions	35,756,261	(2,468,800)	12,378,133	15,235,609

Total Increase (Decrease) in Net Assets	33,444,612	(3,880,432)	9,753,931	14,941,235

NET ASSETS
Beginning of Period	$38,182,972	$42,063,404	$50,981,839	$36,040,604

End of Period	$71,627,584	$38,182,972	$60,735,770	$50,981,839

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$105,130		$108,616

SHARE TRANSACTIONS
Beginning of period	1,600,001	1,700,001	1,000,001	700,001
Shares issued	1,700,000	300,000	250,000	300,000
Shares issued in-kind	—	—	—	—
Shares redeemed	(150,000)	(400,000)	—	—
Shares redeemed in-kind	—	—	—	—

Shares Outstanding, End of Period	3,150,001	1,600,001	1,250,001	1,000,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund		FlexShares® High Yield Value-Scored Bond Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	July 17, 2018* through October 31, 2018

OPERATIONS
Net investment income (loss)	$977,431	$538,175	$1,676,609
Net realized gain (loss)	(624,604)	(44,026)	(22,286)
Net increase from payments by affiliates	—	—	—
Net change in unrealized appreciation (depreciation)	(2,315,008)	196,617	(1,565,240)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,962,181)	690,766	89,083

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(520,832)
Net realized gain		(170,620)
Distributable earnings	(940,216)		(1,244,147)
Tax return of capital	—	—	—

Total distributions	(940,216)	(691,452)	(1,244,147)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	10,468,015	7,948,258	—
Cost of shares redeemed	—	(2,546,276)	—

Net Increase (Decrease) from Capital Transactions	10,468,015	5,401,982	—

Total Increase (Decrease) in Net Assets	7,565,618	5,401,296	(1,155,064)

NET ASSETS
Beginning of Period	$18,858,354	$13,457,058	$50,000,050 (2)

End of Period	$26,423,972	$18,858,354	$48,844,986

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$61,335

SHARE TRANSACTIONS
Beginning of period	350,001	250,001	1,000,001 (2)
Shares issued	150,000	100,000	—
Shares issued in-kind	50,000	50,000	—
Shares redeemed	—	(50,000)	—
Shares redeemed in-kind	—	—	—

Shares Outstanding, End of Period	550,001	350,001	1,000,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Ready Access Variable Income Fund		FlexShares® Core Select Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	November 18, 2016* through October 31, 2017

OPERATIONS
Net investment income (loss)	$3,366,031	$1,830,697	$582,951	$63,998
Net realized gain (loss)	10,046	36,095	(179,538)	(6,208)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(425,090)	76,962	(933,867)	20,488

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,950,987	1,943,754	(530,454)	78,278

DISTRIBUTIONS TO SHAREHOLDERS (Note 13)
Net investment income		(1,720,304)		(72,451)
Net realized gain		—		—
Distributable earnings	(3,138,154)		(583,175)
Tax return of capital	—	—	—	—

Total distributions	(3,138,154)	(1,720,304)	(583,175)	(72,451)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	94,240,235	64,102,037	36,542,513	1,876,187
Cost of shares redeemed	(45,260,520)	(11,331,858)	(608,373)	(619,651)

Net Increase (Decrease) from Capital Transactions	48,979,715	52,770,179	35,934,140	1,256,536

Total Increase (Decrease) in Net Assets	48,792,548	52,993,629	34,820,511	1,262,363

NET ASSETS
Beginning of Period	$162,557,133	$109,563,504	$3,762,388	$2,500,025 (2)

End of Period	$211,349,681	$162,557,133	$38,582,899	$3,762,388

Undistributed (accumulated) net investment income (loss) included in end of period net assets (Note 13)		$197,903		$—

SHARE TRANSACTIONS
Beginning of period	2,150,001	1,450,001	150,001	100,001 (2)
Shares issued	1,250,000	850,000	—	—
Shares issued in-kind	—	—	1,500,000	75,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(600,000)	(150,000)	(25,000)	(25,000)

Shares Outstanding, End of Period	2,800,001	2,150,001	1,625,001	150,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

FlexShares® Trust

Financial Highlights

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Morningstar US Market Factor Tilt Index Fund
Year ended October 31, 2018	$107.50	$2.02	(a)	$2.59	$4.61	$(1.98)	$—	$—	$(1.98)
Year ended October 31, 2017	88.32	1.74	(a)	19.13	20.87	(1.69)	—	—	(1.69)
Year ended October 31, 2016	87.02	1.65	(a)	2.33	3.98	(2.68)	—	—	(2.68)
Year ended October 31, 2015	86.19	1.58	(a)	0.42	2.00	(1.17)	—	—	(1.17)
Year ended October 31, 2014	76.56	1.16	(a)	9.26	10.42	(0.79)	—	—	(0.79)

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Year ended October 31, 2018	67.51	1.78	(a)	(7.39)	(5.61)	(2.14)	—	—	(2.14)
Year ended October 31, 2017	55.62	1.58	(a)	11.91 (k)	13.49	(1.60)	—	—	(1.60)
Year ended October 31, 2016	58.18	1.59	(a)	(1.55)	0.04	(2.60)	—	—	(2.60)
Year ended October 31, 2015	60.74	1.51	(a)	(2.27)	(0.76)	(1.80)	—	—	(1.80)
Year ended October 31, 2014	61.95	1.80	(a)	(2.29)	(0.49)	(0.72)	—	—	(0.72)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Year ended October 31, 2018	57.38	1.46	(a)	(9.34)	(7.88)	(1.58)	—	—	(1.58)
Year ended October 31, 2017	47.52	1.28	(a)	9.80	11.08	(1.22)	—	—	(1.22)
Year ended October 31, 2016	45.02	0.97	(a)	3.10	4.07	(1.57)	—	—	(1.57)
Year ended October 31, 2015	52.75	0.92	(a)	(7.65)	(6.73)	(1.00)	—	—	(1.00)
Year ended October 31, 2014	52.92	1.03	(a)	(0.77)	0.26	(0.43)	—	—	(0.43)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$110.13	4.22%	4.19%	0.25%	0.25%	1.77%	1.77%	15%	$1,387,665
107.50	23.77	23.72	0.26	0.25	1.73	1.74	22	1,150,199
88.32	4.70	4.77	0.28	0.27	1.92	1.93	26	830,253
87.02	2.30	2.30	0.28	0.27	1.81	1.81	51	761,457
86.19	13.69	13.54	0.28	0.27	1.41	1.41	25	741,260

59.76	(8.61)	(9.48)	0.39	0.39	2.65	2.65	34	968,096
67.51	24.58 (k)	25.38	0.40	0.39	2.57	2.57	22	985,608
55.62	0.20	0.80	0.43	0.42	2.91	2.92	35	622,898
58.18	(1.26)	(2.34)	0.43	0.42	2.52	2.53	26	570,188
60.74	(0.81)	(0.80)	0.43	0.42	2.84	2.85	16	643,893

47.92	(14.05)	(15.22)	0.59	0.59	2.56	2.56	49	488,736
57.38	23.56	23.47	0.60	0.59	2.44	2.44	34	568,071
47.52	9.41	10.65	0.66	0.65	2.23	2.23	34	299,351
45.02	(12.91)	(13.43)	0.66	0.65	1.86	1.87	30	198,073
52.75	0.52	0.52	0.66	0.65	1.96	1.97	19	258,481

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Year ended October 31, 2018	$29.14	$0.93	(a)	$(2.53)	$(1.60)	$(0.78)	$—	$(0.32)	$(1.10)
Year ended October 31, 2017	23.97	0.59	(a)	5.27	5.86	(0.69)	—	—	(0.69)
For the period 11/09/15* through 10/31/16	25.00	1.04	(a)	(0.96)	0.08	(0.98)	—	(0.13)	(1.11)

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund
Year ended October 31, 2018	30.58	0.63	(a)	(4.35)	(3.72)	(0.79)	—	(0.03)	(0.82)
Year ended October 31, 2017	25.82	0.63	(a)	4.77	5.40	(0.64)	—	—	(0.64)
For the period 11/09/15* through 10/31/16	25.00	0.59	(a)	1.10	1.69	(0.87)	—	—	(0.87)

FlexShares® US Quality Large Cap Index Fund
Year ended October 31, 2018	31.83	0.54	(a)	1.58	2.12	(0.51)	—	—	(0.51)
Year ended October 31, 2017	26.15	0.49	(a)	5.65	6.14	(0.46)	—	—	(0.46)
Year ended October 31, 2016	26.62	0.50	(a)	(0.47)	0.03	(0.50)	—	—	(0.50)
For the period 09/23/15* through 10/31/15	25.00	0.03	(a)	1.59	1.62	—	—	—	—

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

					RATIOS/SUPPLEMENTAL DATA
	Total Return(b)				Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)		Market Value (Unaudited)(e)		Expenses		Expenses net of reimbursements		Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$26.44	(5.73	) %	(6.19	) %	0.46	% (i)	0.05	% (i)	2.84%	3.25%	9%	$7,933
29.14	24.75		24.84		0.46	(i)	0.05	(i)	1.78	2.18	6	18,941
23.97	0.59		0.97		0.55	(i)	0.05	(i)	4.12	4.62	11	3,595

26.04	(12.40)		(12.44)		0.65	(i)	0.05	(i)	1.45	2.05	6	4,557
30.58	21.16		20.75		0.65	(i)	0.05	(i)	1.67	2.27	4	41,285
25.82	7.04		7.12		0.72	(i)	0.05	(i)	1.81	2.47	4	33,567

33.44	6.63		6.30		0.33		0.32		1.56	1.57	94	61,859
31.83	23.65		24.08		0.34		0.32		1.65	1.67	64	27,055
26.15	0.12		0.12		0.38		0.32		1.87	1.93	59	6,538
26.62	6.48		6.48		0.42		0.32		1.10	1.20	3	2,662

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® STOXX® US ESG Impact Index Fund
Year ended October 31, 2018	$60.49	$1.09	(a)	$3.84	$4.93	$(1.09)	$—	$—	$(1.09)
Year ended October 31, 2017	49.96	1.05	(a)	10.45	11.50	(0.97)	—	—	(0.97)
For the period 07/13/16* through 10/31/16	50.00	0.27	(a)	(0.15)	0.12	(0.16)	—	—	(0.16)

FlexShares® STOXX® Global ESG Impact Index Fund
Year ended October 31, 2018	91.97	1.95	(a)	(0.61)	1.34	(1.70)	—	—	(1.70)
Year ended October 31, 2017	75.52	1.56	(a)	16.67 (k)	18.23	(1.78)	—	—	(1.78)
For the period 07/13/16* through 10/31/16	75.00	0.41	(a)	0.34	0.75	(0.23)	—	—	(0.23)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Year ended October 31, 2018	31.59	0.91	(a)	(0.13)	0.78	(0.86)	—	—	(0.86)
Year ended October 31, 2017	27.40	0.70	(a)	4.13 (k)	4.83	(0.64)	—	—	(0.64)
Year ended October 31, 2016	25.52	0.55	(a)	2.73	3.28	(1.40)	—	—	(1.40)
Year ended October 31, 2015	33.18	0.94	(a)	(7.74)	(6.80)	(0.86)	—	—	(0.86)
Year ended October 31, 2014	34.71	0.80	(a)	(1.63)	(0.83)	(0.70)	—	—	(0.70)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$64.33	8.13%	7.97%	0.33%	0.32%	1.66%	1.67%	110%	$28,946
60.49	23.19	23.30	0.35	0.32	1.82	1.85	67	13,610
49.96	0.24	0.28	0.37	0.32	1.75	1.80	20	4,996

91.61	1.38	1.71	0.43	0.42	2.03	2.04	78	73,284
91.97	24.37 (k)	24.55	0.45	0.42	1.81	1.83	64	32,189
75.52	1.00	1.03	0.45	0.42	1.74	1.77	22	7,552

31.51	2.33	2.01	0.46	0.46	2.72	2.72	30	5,435,783
31.59	17.81 (k)	17.97	0.47	0.46	2.36	2.36	18	4,760,397
27.40	13.84	14.05	0.49	0.48	2.20	2.20	18	2,822,012
25.52	(20.97)	(21.05)	0.49	0.48	3.17	3.17	13	2,004,234
33.18	(2.44)	(2.44)	0.49	0.48	2.27	2.27	11	2,874,838

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	87

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)		Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains		Tax return of capital	Total

FlexShares® STOXX® Global Broad Infrastructure Index Fund
Year ended October 31, 2018	$47.85	$1.36	(a)	$(2.71)		$(1.35)	$(1.41)	$—		$—	$(1.41)
Year ended October 31, 2017	43.49	1.37	(a)	4.40		5.77	(1.41)	—		—	(1.41)
Year ended October 31, 2016	43.30	1.34	(a)	(0.02	)(g)	1.32	(1.13)	—		—	(1.13)
Year ended October 31, 2015	45.84	1.13	(a)	(2.67)		(1.54)	(1.00)	—		—	(1.00)
Year ended October 31, 2014	41.62	1.73	(a)	3.65		5.38	(1.16)	—		—	(1.16)

FlexShares® Global Quality Real Estate Index Fund
Year ended October 31, 2018	62.02	1.80	(a)	(3.99)		(2.19)	(1.87)	—		—	(1.87)
Year ended October 31, 2017	57.12	0.99	(a)	5.54		6.53	(1.63)	—		—	(1.63)
Year ended October 31, 2016	57.47	1.90	(a)	(0.58)		1.32	(1.67)	—		—	(1.67)
Year ended October 31, 2015	55.24	1.36	(a)	2.25		3.61	(1.38)	—		—	(1.38)
For the period 11/05/13* through 10/31/14	50.00	1.65	(a)	4.67		6.32	(1.08)	—		—	(1.08)

FlexShares® Real Assets Allocation Index Fund
Year ended October 31, 2018	28.08	0.80	(a)	(1.64)		(0.84)	(0.79)	0.00	(h)	—	(0.79)
Year ended October 31, 2017	25.63	0.66	(a)	2.54		3.20	(0.75)	—		—	(0.75)
For the period 11/23/15* through 10/31/16	25.00	0.86	(a)	0.51	(g)	1.37	(0.74)	—		—	(0.74)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

					RATIOS/SUPPLEMENTAL DATA
	Total Return(b)				Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)		Market Value (Unaudited)(e)		Expenses		Expenses net of reimbursements		Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$45.09	(2.90	) %	(3.25	) %	0.47%		0.47%		2.88%	2.89%	13%	$773,363
47.85	13.44		13.23		0.48		0.47		2.97	2.98	12	875,628
43.49	3.09		3.26		0.48		0.47		3.09	3.10	14	669,676
43.30	(3.40)		(4.03)		0.48		0.47		2.52	2.53	15	467,681
45.84	13.02		13.62		0.48		0.47		3.87	3.88	17	240,664

57.96	(3.69)		(3.95)		0.46		0.45		2.92	2.92	61	275,332
62.02	11.71		11.71		0.46		0.45		1.67	1.67	64	244,970
57.12	2.28		2.44		0.46		0.45		3.26	3.27	57	197,049
57.47	6.60		5.93		0.46		0.45		2.39	2.40	81	132,184
55.24	12.79		13.51		0.47		0.45		3.16	3.18	44	58,003

26.45	(3.09)		(3.32)		0.59	(i)	0.11	(i)	2.39	2.87	5	13,887
28.08	12.73		13.05		0.65	(i)	0.11	(i)	1.88	2.42	11	6,318
25.63	5.56		5.60		0.72	(i)	0.11	(i)	3.03	3.64	11	1,282

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)		Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Quality Dividend Index Fund
Year ended October 31, 2018	$42.57	$1.20	(a)	$1.98		$3.18	$(1.22)	$—	$—	$(1.22)
Year ended October 31, 2017	37.11	1.23	(a)	5.43		6.66	(1.20)	—	—	(1.20)
Year ended October 31, 2016	35.99	1.23	(a)	1.03		2.26	(1.14)	—	—	(1.14)
Year ended October 31, 2015	35.77	1.08	(a)	0.14		1.22	(1.00)	—	—	(1.00)
Year ended October 31, 2014	32.15	1.02	(a)	3.62		4.64	(1.02)	—	—	(1.02)

FlexShares® Quality Dividend Defensive Index Fund
Year ended October 31, 2018	42.04	1.21	(a)	2.45		3.66	(1.24)	—	—	(1.24)
Year ended October 31, 2017	36.82	1.18	(a)	5.18		6.36	(1.14)	—	—	(1.14)
Year ended October 31, 2016	35.81	1.11	(a)	0.99		2.10	(1.09)	—	—	(1.09)
Year ended October 31, 2015	34.99	1.03	(a)	0.72		1.75	(0.93)	—	—	(0.93)
Year ended October 31, 2014	31.42	0.96	(a)	3.62		4.58	(1.01)	—	—	(1.01)

FlexShares® Quality Dividend Dynamic Index Fund
Year ended October 31, 2018	41.84	1.15	(a)	0.40		1.55	(1.19)	—	—	(1.19)
Year ended October 31, 2017	35.32	1.19	(a)	6.45		7.64	(1.12)	—	—	(1.12)
Year ended October 31, 2016	35.14	1.11	(a)	0.31	(g)	1.42	(1.24)	—	—	(1.24)
Year ended October 31, 2015	35.83	1.14	(a)	(0.82)		0.32	(1.01)	—	—	(1.01)
Year ended October 31, 2014	32.06	0.98	(a)	3.72		4.70	(0.93)	—	—	(0.93)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$44.53	7.42%	7.40%	0.37%	0.37%	2.64%	2.64%	76%	$1,759,108
42.57	18.10	18.03	0.38	0.37	3.00	3.00	89	1,815,665
37.11	6.41	6.43	0.38	0.37	3.38	3.38	85	1,438,149
35.99	3.43	3.52	0.38	0.37	2.99	2.99	86	703,615
35.77	14.61	14.47	0.38	0.37	2.99	3.00	67	586,667

44.46	8.69	8.74	0.38	0.37	2.70	2.71	94	320,091
42.04	17.44	17.41	0.38	0.37	2.94	2.95	74	313,167
36.82	5.96	5.96	0.38	0.37	3.09	3.10	72	252,223
35.81	5.04	5.13	0.38	0.37	2.87	2.88	92	191,606
34.99	14.79	14.47	0.38	0.37	2.88	2.89	73	122,462

42.20	3.59	3.67	0.38	0.37	2.61	2.62	77	44,305
41.84	21.81	21.59	0.38	0.37	2.99	3.00	63	58,571
35.32	4.16	4.43	0.38	0.37	3.23	3.25	69	52,979
35.14	0.89	0.78	0.38	0.37	3.15	3.16	87	73,804
35.83	14.78	14.68	0.38	0.37	2.82	2.84	75	93,151

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® International Quality Dividend Index Fund
Year ended October 31, 2018	$26.27	$1.22	(a)	$(3.86)	$(2.64)	$(1.26)	$—	$—	$(1.26)
Year ended October 31, 2017	22.45	1.06	(a)	3.69	4.75	(0.93)	—	—	(0.93)
Year ended October 31, 2016	23.03	0.92	(a)	(0.68)	0.24	(0.82)	—	—	(0.82)
Year ended October 31, 2015	26.15	1.01	(a)	(3.18)	(2.17)	(0.95)	—	—	(0.95)
Year ended October 31, 2014	27.00	1.25	(a)	(1.06)	0.19	(1.04)	—	—	(1.04)

FlexShares® International Quality Dividend Defensive Index Fund
Year ended October 31, 2018	25.06	1.14	(a)	(3.54)	(2.40)	(1.27)	—	—	(1.27)
Year ended October 31, 2017	22.16	0.99	(a)	2.81	3.80	(0.90)	—	—	(0.90)
Year ended October 31, 2016	22.54	0.83	(a)	(0.35)	0.48	(0.86)	—	—	(0.86)
Year ended October 31, 2015	25.55	0.94	(a)	(3.04)	(2.10)	(0.91)	—	—	(0.91)
Year ended October 31, 2014	26.66	1.23	(a)	(1.32)	(0.09)	(1.02)	—	—	(1.02)

FlexShares® International Quality Dividend Dynamic Index Fund
Year ended October 31, 2018	27.82	1.32	(a)	(4.34)	(3.02)	(1.29)	—	—	(1.29)
Year ended October 31, 2017	23.47	1.11	(a)	4.08	5.19	(0.84)	—	—	(0.84)
Year ended October 31, 2016	23.82	0.83	(a)	(0.13)	0.70	(0.98)	—	(0.07)	(1.05)
Year ended October 31, 2015	26.50	0.88	(a)	(2.50)	(1.62)	(1.06)	—	—	(1.06)
Year ended October 31, 2014	27.34	0.99	(a)	(1.00)	(0.01)	(0.83)	—	—	(0.83)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

					RATIOS/SUPPLEMENTAL DATA
	Total Return(b)				Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)		Market Value (Unaudited)(e)		Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$22.37	(10.48	) %	(11.30	) %	0.47%	0.47%	4.77%	4.78%	71%	$765,167
26.27	21.50		21.80		0.48	0.47	4.27	4.28	69	979,701
22.45	1.16		2.05		0.48	0.47	4.17	4.18	68	496,050
23.03	(8.45)		(9.95)		0.48	0.47	4.08	4.09	77	430,590
26.15	0.53		1.11		0.48	0.47	4.56	4.57	61	329,485

21.39	(10.03)		(10.91)		0.48	0.47	4.68	4.68	69	87,703
25.06	17.45		17.69		0.48	0.47	4.18	4.19	72	95,217
22.16	2.24		3.39		0.48	0.47	3.78	3.79	73	77,561
22.54	(8.37)		(9.81)		0.48	0.47	3.86	3.87	77	87,893
25.55	(0.51)		(0.33)		0.48	0.47	4.58	4.59	69	66,441

23.51	(11.34)		(12.11)		0.48	0.47	4.83	4.83	75	63,481
27.82	22.37		22.91		0.48	0.47	4.19	4.20	76	91,796
23.47	3.17		3.96		0.49	0.47	3.70	3.72	75	18,777
23.82	(6.28)		(8.00)		0.48	0.47	3.43	3.43	89	35,726
26.50	(0.18)		0.80		0.49	0.47	3.55	3.58	45	113,945

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	93

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains		Tax return of capital	Total

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Year ended October 31, 2018	$24.60	$0.68	(a)	$(0.78)	$(0.10)	$(0.69)	$—		$—	$(0.69)
Year ended October 31, 2017	24.82	0.37	(a)	(0.27)	0.10	(0.32)	—		—	(0.32)
Year ended October 31, 2016	24.38	0.15	(a)	0.47	0.62	(0.16)	—		(0.02)	(0.18)
Year ended October 31, 2015	24.73	(0.10	)(a)	(0.23)	(0.33)	—	—		(0.02)	(0.02)
Year ended October 31, 2014	24.97	0.10	(a)	(0.15)	(0.05)	(0.10)	—		(0.09)	(0.19)

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Year ended October 31, 2018	25.06	0.71	(a)	(1.08)	(0.37)	(0.74)	—		—	(0.74)
Year ended October 31, 2017	25.45	0.47	(a)	(0.45)	0.02	(0.41)	—		—	(0.41)
Year ended October 31, 2016	24.56	0.30	(a)	0.88	1.18	(0.27)	—		(0.02)	(0.29)
Year ended October 31, 2015	24.87	0.05	(a)	(0.30)	(0.25)	(0.05)	—		(0.01)	(0.06)
Year ended October 31, 2014	25.29	0.21	(a)	(0.32)	(0.11)	(0.24)	—		(0.07)	(0.31)

FlexShares® Disciplined Duration MBS Index Fund
Year ended October 31, 2018	23.86	0.49	(a)	(0.88)	(0.39)	(0.73)	—		—	(0.73)
Year ended October 31, 2017	24.74	0.39	(a)	(0.50)	(0.11)	(0.77)	—		—	(0.77)
Year ended October 31, 2016	24.87	0.45	(a)	0.29	0.74	(0.87)	—		—	(0.87)
Year ended October 31, 2015	25.12	0.37	(a)	0.06 (g)	0.43	(0.68)	0.00	(h)	—	(0.68)
For the period 09/03/14* through 10/31/14	25.00	0.09	(a)	0.09	0.18	(0.06)	—		—	(0.06)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

					RATIOS/SUPPLEMENTAL DATA
	Total Return(b)				Ratios to Average Net Assets(c)					Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)		Market Value (Unaudited)(e)		Expenses	Expenses net of reimbursements		Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$23.81	(0.41	) %	(0.49	) %	0.18%	0.18%		2.79%	2.80%	85%	$1,641,610
24.60	0.42		0.46		0.21	0.20		1.49	1.50	134	2,113,130
24.82	2.55		2.55		0.21	0.20		0.62	0.63	105	1,841,902
24.38	(1.34)		(1.46)		0.21	0.20		(0.40)	(0.39)	83	1,978,311
24.73	(0.22)		(0.10)		0.21	0.20		0.40	0.41	179	2,246,873

23.95	(1.51)		(1.51)		0.18	0.18		2.88	2.88	65	904,027
25.06	0.08		0.08		0.21	0.20		1.86	1.87	87	819,372
25.45	4.81		4.64		0.21	0.20		1.18	1.19	72	651,605
24.56	(1.00)		(1.04)		0.21	0.20		0.19	0.20	113	432,210
24.87	(0.49)		(0.25)		0.21	0.20		0.82	0.83	150	308,335

22.74	(1.65)		(1.31)		0.21	0.20		2.09	2.10	160	71,628
23.86	(0.44)		(0.53)		0.21	0.20		1.61	1.62	61	38,183
24.74	3.02		2.69		0.21	—	(j)	1.62	1.83 (j)	89	42,063
24.87	1.74		2.02		0.22	0.20		1.44	1.46	179	23,627
25.12	0.72		0.76		0.27	0.20		2.18	2.26	23	5,025

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Credit-Scored US Corporate Bond Index Fund
Year ended October 31, 2018	$50.98	$1.40	(a)	$(2.43)	$(1.03)	$(1.36)	$—	$—	$(1.36)
Year ended October 31, 2017	51.49	1.26	(a)	(0.34)	0.92	(1.23)	(0.20)	—	(1.43)
Year ended October 31, 2016	50.32	1.21	(a)	1.13	2.34	(1.17)	—	—	(1.17)
For the period 11/12/14* through 10/31/15	50.00	1.12	(a)	0.18	1.30	(0.98)	—	—	(0.98)

FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Year ended October 31, 2018	53.88	2.07	(a)	(5.87)	(3.80)	(2.04)	—	—	(2.04)
Year ended October 31, 2017	53.83	2.06	(a)	0.74	2.80	(2.07)	(0.68)	—	(2.75)
Year ended October 31, 2016	50.29	2.14	(a)	3.56	5.70	(2.16)	—	—	(2.16)
For the period 09/23/15* through 10/31/15	50.00	0.23	(a)	0.06	0.29	—	—	—	—

FlexShares® High Yield Value-Scored Bond Index Fund
For the period 07/17/18* through 10/31/18	50.00	1.68	(a)	(1.60)	0.08	(1.24)	—	—	(1.24)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

					RATIOS/SUPPLEMENTAL DATA
	Total Return(b)				Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)		Market Value (Unaudited)(e)		Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$48.59	(2.05	) %	(2.23	) %	0.23%	0.22%	2.83%	2.84%	76%	$60,736
50.98	1.85		1.99		0.23	0.22	2.48	2.49	65	50,982
51.49	4.71		4.70		0.24	0.22	2.34	2.36	59	36,041
50.32	2.61		2.78		0.26	0.22	2.26	2.30	69	12,581

48.04	(7.24)		(7.86)		0.23	0.22	4.05	4.06	93	26,424
53.88	5.58		4.25		0.24	0.22	3.92	3.94	91	18,858
53.83	11.60		12.75		0.25	0.22	4.01	4.04	80	13,457
50.29	0.56		1.16		0.27	0.22	4.38	4.43	—	5,029

48.84	0.13		0.13		0.38	0.37	11.56	11.57	18	48,845

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations(b)(c)	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Ready Access Variable Income Fund
Year ended October 31, 2018	$75.61	$1.58	(a)	$(0.24)	$1.34	$(1.47)	$—	$—	$(1.47)
Year ended October 31, 2017	75.56	0.89	(a)	0.00 (h)	0.89	(0.84)	—	—	(0.84)
Year ended October 31, 2016	75.36	0.65	(a)	0.23	0.88	(0.63)	(0.05)	—	(0.68)
Year ended October 31, 2015	75.61	0.43	(a)	(0.15)	0.28	(0.42)	(0.11)	—	(0.53)
Year ended October 31, 2014	75.32	0.39	(a)	0.29	0.68	(0.39)	—	—	(0.39)

FlexShares® Core Select Bond Fund
Year ended October 31, 2018	25.08	0.63	(a)	(1.31)	(0.68)	(0.66)	—	—	(0.66)
For the period 11/18/16* through 10/31/17	25.00	0.55	(a)	0.15	0.70	(0.62)	—	—	(0.62)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net investment income (loss) before reimbursements	Net investment Income (Loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$75.48	1.80%	1.91%	0.26%		0.25%		2.09%	2.10%	131%	$211,350
75.61	1.18	1.06	0.26		0.25		1.17	1.18	71	162,557
75.56	1.19	1.18	0.26		0.25		0.86	0.87	59	109,564
75.36	0.36	0.28	0.26		0.25		0.56	0.57	38	97,962
75.61	0.90	1.04	0.26		0.25		0.51	0.52	135	75,611

23.74	(2.73)	(2.92)	0.36	(i)	0.16	(i)	2.41	2.61	53	38,583
25.08	2.86	3.19	0.43	(i)	0.16	(i)	2.08	2.35	99	3,762

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.8%
Aerospace & Defense – 1.9%
AAR Corp.	8,064	$383,685
Aerojet Rocketdyne Holdings, Inc.* (a)	12,852	453,933
Aerovironment, Inc.* (a)	1,764	158,707
Arconic, Inc.	10,080	204,926
Astronics Corp.*	1,008	29,393
Astronics Corp., Class B*	136	3,958
Axon Enterprise, Inc.*	5,292	326,622
Boeing Co. (The)	17,892	6,349,155
BWX Technologies, Inc.(a)	2,016	117,855
Curtiss-Wright Corp.(a)	3,276	358,591
Esterline Technologies Corp.*	5,040	591,494
General Dynamics Corp.	7,812	1,348,195
Harris Corp.	4,284	637,074
HEICO Corp.(a)	8,241	690,843
Hexcel Corp.	7,056	412,917
Huntington Ingalls Industries, Inc.	3,276	715,741
Kratos Defense & Security Solutions, Inc.* (a)	12,852	161,036
L3 Technologies, Inc.	3,276	620,704
Lockheed Martin Corp.	8,064	2,369,606
Mercury Systems, Inc.*	3,780	177,131
Moog, Inc., Class A	6,048	432,734
National Presto Industries, Inc.(a)	504	62,834
Northrop Grumman Corp.	5,796	1,518,262
Raytheon Co.	10,584	1,852,623
Rockwell Collins, Inc.	3,780	483,916
Spirit AeroSystems Holdings, Inc., Class A	9,324	783,309
Teledyne Technologies, Inc.* (a)	2,772	613,388
Textron, Inc.	11,844	635,194
TransDigm Group, Inc.*	1,008	332,892
Triumph Group, Inc.(a)	756	13,797
United Technologies Corp.	25,704	3,192,694
Wesco Aircraft Holdings, Inc.* (a)	11,592	118,007
		26,151,216

Investments	Shares	Value
Air Freight & Logistics – 0.5%
Air Transport Services Group, Inc.*	18,144	$355,622
Atlas Air Worldwide Holdings, Inc.* (a)	12,600	650,412
CH Robinson Worldwide, Inc.	4,284	381,405
Echo Global Logistics, Inc.*	1,260	32,395
Expeditors International of Washington, Inc.	4,788	321,658
FedEx Corp.	8,568	1,887,873
Forward Air Corp.(a)	3,276	196,527
Hub Group, Inc., Class A*	2,520	115,466
United Parcel Service, Inc., Class B	17,388	1,852,517
XPO Logistics, Inc.* (a)	8,820	788,332
		6,582,207
Airlines – 0.7%
Alaska Air Group, Inc.(a)	5,544	340,513
Allegiant Travel Co.(a)	2,772	316,396
American Airlines Group, Inc.(a)	30,240	1,060,819
Delta Air Lines, Inc.	41,076	2,248,090
Hawaiian Holdings, Inc.(a)	13,356	462,251
JetBlue Airways Corp.*	24,444	408,948
SkyWest, Inc.	23,436	1,342,648
Southwest Airlines Co.	29,988	1,472,411
Spirit Airlines, Inc.* (a)	19,656	1,020,146
United Continental Holdings, Inc.*	18,396	1,573,042
		10,245,264
Auto Components – 0.6%
Adient plc(a)	9,072	275,970
American Axle & Manufacturing Holdings, Inc.* (a)	33,768	512,260
Aptiv plc	14,076	1,081,037
Autoliv, Inc.(a)	5,040	420,034
BorgWarner, Inc.	13,356	526,360
Cooper Tire & Rubber Co.(a)	15,876	490,410
Cooper-Standard Holdings, Inc.*	5,040	466,956

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
Dana, Inc.	56,700	$882,819
Delphi Technologies plc	34,695	743,861
Dorman Products, Inc.* (a)	2,016	159,284
Gentex Corp.	10,080	212,184
Gentherm, Inc.* (a)	3,780	164,959
Goodyear Tire & Rubber Co. (The)	4,032	84,914
LCI Industries(a)	9,828	681,572
Lear Corp.	2,520	334,908
Modine Manufacturing Co.*	13,356	173,761
Motorcar Parts of America, Inc.* (a)	3,528	74,723
Standard Motor Products, Inc.(a)	3,780	204,536
Superior Industries International, Inc.	252	2,477
Tenneco, Inc., Class A	18,648	642,051
Visteon Corp.* (a)	4,536	358,525
		8,493,601
Automobiles – 0.4%
Ford Motor Co.	49,644	474,100
General Motors Co.	64,512	2,360,494
Harley-Davidson, Inc.	10,080	385,258
Tesla, Inc.* (a)	4,788	1,615,088
Thor Industries, Inc.	5,292	368,535
Winnebago Industries, Inc.	11,592	319,475
		5,522,950
Banks – 8.0%
1st Source Corp.	4,032	187,851
Ameris Bancorp	5,040	216,166
Associated Banc-Corp.(a)	52,164	1,209,161
Banc of California, Inc.	1,008	16,078
BancFirst Corp.	3,528	202,437
BancorpSouth Bank(a)	9,072	260,366
Bank of America Corp.	499,464	13,735,260
Bank of Hawaii Corp.(a)	3,528	276,736
Bank OZK(a)	6,048	165,473
BankUnited, Inc.	34,020	1,126,062
Banner Corp.	3,780	218,560
BB&T Corp.(a)	41,328	2,031,684

Investments	Shares	Value
Banks – (continued)
Berkshire Hills Bancorp, Inc.(a)	5,796	$193,412
BOK Financial Corp.	252	21,604
Boston Private Financial Holdings, Inc.	7,056	95,256
Brookline Bancorp, Inc.	14,112	218,736
Bryn Mawr Bank Corp.	2,520	100,649
Cathay General Bancorp(a)	28,476	1,072,691
Central Pacific Financial Corp.(a)	4,032	109,025
Chemical Financial Corp.	28,728	1,346,194
CIT Group, Inc.(a)	13,860	656,687
Citigroup, Inc.	140,112	9,171,731
Citizens Financial Group, Inc.	29,232	1,091,815
City Holding Co.(a)	3,024	223,111
Columbia Banking System, Inc.	8,820	327,134
Comerica, Inc.	5,544	452,169
Commerce Bancshares, Inc.	1,838	116,897
Community Bank System, Inc.(a)	5,544	323,714
Community Trust Bancorp, Inc.	2,268	103,217
Cullen/Frost Bankers, Inc.	504	49,352
Customers Bancorp, Inc.*	15,624	320,136
CVB Financial Corp.(a)	15,120	330,372
Eagle Bancorp, Inc.*	2,772	136,299
East West Bancorp, Inc.	3,276	171,793
Fifth Third Bancorp	39,816	1,074,634
First BanCorp*	38,556	355,872
First Citizens BancShares, Inc., Class A	2,268	967,597
First Commonwealth Financial Corp.(a)	13,860	187,110
First Financial Bancorp	14,364	375,906
First Financial Bankshares, Inc.(a)	4,284	252,713
First Hawaiian, Inc.	9,576	237,293
First Horizon National Corp.	18,280	295,039
First Interstate BancSystem, Inc., Class A	4,536	188,063
First Merchants Corp.	8,820	367,000
First Midwest Bancorp, Inc.	8,568	196,721

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
First of Long Island Corp. (The)	4,032	$81,487
First Republic Bank(a)	4,032	366,872
Flushing Financial Corp.	7,308	165,818
FNB Corp.(a)	104,832	1,240,163
Fulton Financial Corp.	54,432	871,456
Glacier Bancorp, Inc.(a)	6,552	277,805
Great Western Bancorp, Inc.(a)	11,592	424,847
Hancock Whitney Corp.(a)	26,712	1,120,835
Hanmi Financial Corp.	11,088	232,626
Heartland Financial USA, Inc.(a)	1,260	66,956
Hilltop Holdings, Inc.	33,516	666,968
Home BancShares, Inc.(a)	10,332	196,721
Hope Bancorp, Inc.(a)	37,548	543,695
Huntington Bancshares, Inc.(a)	83,664	1,198,905
IBERIABANK Corp.	19,404	1,445,404
Independent Bank Corp.	5,544	434,927
International Bancshares Corp.	11,340	438,858
Investors Bancorp, Inc.	15,876	177,494
JPMorgan Chase & Co.	180,684	19,698,170
KeyCorp	72,576	1,317,980
Lakeland Financial Corp.	6,048	260,245
LegacyTexas Financial Group, Inc.(a)	10,584	407,801
M&T Bank Corp.	7,056	1,167,133
MB Financial, Inc.	6,804	302,030
NBT Bancorp, Inc.(a)	7,812	285,060
OFG Bancorp	30,744	525,415
Old National Bancorp	36,036	643,243
PacWest Bancorp(a)	6,300	255,906
Park National Corp.(a)	2,772	253,361
Peoples Bancorp, Inc.	1,260	43,130
People’s United Financial, Inc.(a)	8,064	126,282
Pinnacle Financial Partners, Inc.(a)	4,032	210,874
PNC Financial Services Group, Inc. (The)	23,940	3,076,051

Investments	Shares	Value
Banks – (continued)
Popular, Inc.	33,516	$1,743,167
Prosperity Bancshares, Inc.(a)	9,324	606,340
Regions Financial Corp.	49,644	842,459
Renasant Corp.	5,544	193,375
S&T Bancorp, Inc.(a)	8,064	323,447
Sandy Spring Bancorp, Inc.	5,796	206,048
Signature Bank	1,512	166,169
Simmons First National Corp., Class A	22,322	597,783
South State Corp.	2,772	187,581
Southside Bancshares, Inc.(a)	4,536	143,700
State Bank Financial Corp.	3,780	96,655
Sterling Bancorp(a)	23,940	430,441
Stock Yards Bancorp, Inc.	4,536	143,837
SunTrust Banks, Inc.	20,916	1,310,597
SVB Financial Group*	2,268	538,038
Synovus Financial Corp.	10,836	407,000
TCF Financial Corp.	48,636	1,015,520
Texas Capital Bancshares, Inc.* (a)	3,276	213,693
Tompkins Financial Corp.(a)	3,024	221,145
TriCo Bancshares	1,764	63,539
Trustmark Corp.	17,136	527,789
UMB Financial Corp.(a)	3,276	209,173
Umpqua Holdings Corp.	59,976	1,151,539
Union Bankshares Corp.(a)	10,332	352,734
United Bankshares, Inc.(a)	30,240	1,003,061
United Community Banks, Inc.	5,292	131,612
Univest Corp. of Pennsylvania	1,512	37,739
US Bancorp	81,396	4,254,569
Valley National Bancorp(a)	105,084	1,048,738
Washington Trust Bancorp, Inc.	3,780	194,103
Webster Financial Corp.	7,308	430,003
Wells Fargo & Co.	212,940	11,334,796
WesBanco, Inc.	8,064	323,366
Westamerica Bancorp(a)	252	14,669
Western Alliance Bancorp*	8,064	389,007
Wintrust Financial Corp.	5,292	402,933
Zions Bancorp NA(a)	5,544	260,845
		110,817,504

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Beverages – 1.0%
Boston Beer Co., Inc. (The), Class A*	504	$154,874
Brown-Forman Corp., Class B(a)	12,151	563,077
Coca-Cola Bottling Co. Consolidated(a)	756	130,508
Coca-Cola Co.(The)	119,700	5,731,236
Constellation Brands, Inc., Class A	5,544	1,104,531
Keurig Dr Pepper, Inc.	7,812	203,112
Molson Coors Brewing Co., Class B	10,332	661,248
Monster Beverage Corp.*	13,104	692,547
PepsiCo, Inc.	46,872	5,267,476
		14,508,609
Biotechnology – 2.3%
AbbVie, Inc.	55,692	4,335,622
ACADIA Pharmaceuticals, Inc.* (a)	5,796	112,906
Achaogen, Inc.* (a)	5,544	21,344
Achillion Pharmaceuticals, Inc.*	77,112	220,540
Acorda Therapeutics, Inc.* (a)	14,364	274,496
Agios Pharmaceuticals, Inc.* (a)	1,512	95,347
Alder Biopharmaceuticals, Inc.* (a)	5,544	70,409
Alexion Pharmaceuticals, Inc.*	6,552	734,283
Alnylam Pharmaceuticals, Inc.* (a)	3,276	263,489
AMAG Pharmaceuticals, Inc.* (a)	12,096	260,064
Amgen, Inc.	38,808	7,481,794
Amicus Therapeutics, Inc.* (a)	14,112	157,772
Aquinox Pharmaceuticals, Inc.*	5,292	13,653
Arena Pharmaceuticals, Inc.* (a)	2,520	89,863
Array BioPharma, Inc.* (a)	252	4,082

Investments	Shares	Value
Biotechnology – (continued)
Atara Biotherapeutics, Inc.* (a)	8,316	$284,158
Biogen, Inc.*	10,836	3,297,070
BioMarin Pharmaceutical, Inc.*	4,032	371,629
Bluebird Bio, Inc.* (a)	1,008	115,618
Blueprint Medicines Corp.* (a)	2,268	137,826
Celgene Corp.*	31,752	2,273,443
Clovis Oncology, Inc.* (a)	6,048	70,338
Coherus Biosciences, Inc.*	10,332	120,781
Concert Pharmaceuticals, Inc.*	2,772	41,358
Curis, Inc.*	1	2
Eagle Pharmaceuticals, Inc.* (a)	1,764	86,859
Emergent BioSolutions, Inc.*	2,520	154,199
Epizyme, Inc.*	3,024	24,343
Esperion Therapeutics, Inc.* (a)	5,796	263,312
Exact Sciences Corp.* (a)	3,024	214,855
Exelixis, Inc.*	7,308	101,362
Geron Corp.*	252	386
Gilead Sciences, Inc.	47,880	3,264,458
Halozyme Therapeutics, Inc.*	4,536	70,444
Heron Therapeutics, Inc.*	252	6,996
ImmunoGen, Inc.*	8,568	46,524
Incyte Corp.*	5,544	359,362
Insmed, Inc.* (a)	3,276	47,830
Intrexon Corp.* (a)	2,772	32,044
Ionis Pharmaceuticals, Inc.*	5,292	262,219
Iovance Biotherapeutics, Inc.* (a)	18,396	167,036
Ironwood Pharmaceuticals, Inc.* (a)	1,260	16,506
Keryx Biopharmaceuticals, Inc.* (a)	14,616	40,633
La Jolla Pharmaceutical Co.* (a)	2,268	36,968
Ligand Pharmaceuticals, Inc.* (a)	2,016	332,257
MacroGenics, Inc.*	1,764	29,036
MiMedx Group, Inc.* (a)	504	2,933

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Biotechnology – (continued)
Minerva Neurosciences, Inc.*	16,884	$185,218
Momenta Pharmaceuticals, Inc.*	3,024	37,830
Myriad Genetics, Inc.*	2,016	90,781
Neurocrine Biosciences, Inc.* (a)	4,788	513,034
Novavax, Inc.* (a)	44,604	78,503
OPKO Health, Inc.* (a)	135,158	456,834
PDL BioPharma, Inc.* (a)	73,584	183,224
Portola Pharmaceuticals, Inc.* (a)	2,772	54,581
Progenics Pharmaceuticals, Inc.*	2,772	13,888
Puma Biotechnology, Inc.* (a)	1,260	46,683
Regeneron Pharmaceuticals, Inc.*	3,024	1,025,862
Repligen Corp.* (a)	2,268	122,971
Retrophin, Inc.*	3,276	84,062
Rigel Pharmaceuticals, Inc.*	252	723
Sangamo Therapeutics, Inc.* (a)	17,136	217,113
Sarepta Therapeutics, Inc.* (a)	4,788	640,443
Seattle Genetics, Inc.* (a)	3,780	212,171
Sorrento Therapeutics, Inc.* (a)	8,820	28,136
Syros Pharmaceuticals, Inc.*	6,048	39,796
TESARO, Inc.* (a)	1,008	29,111
TG Therapeutics, Inc.* (a)	2,772	12,613
Ultragenyx Pharmaceutical, Inc.* (a)	1,512	73,256
United Therapeutics Corp.*	2,268	251,431
Vertex Pharmaceuticals, Inc.*	9,072	1,537,341
		32,344,054
Building Products – 0.4%
AAON, Inc.(a)	5,040	173,830
American Woodmark Corp.* (a)	1,512	91,385
AO Smith Corp.	10,080	458,942
Apogee Enterprises, Inc.(a)	5,544	200,138

Investments	Shares	Value
Building Products – (continued)
Armstrong Flooring, Inc.*	4,032	$62,698
Armstrong World Industries, Inc.*	252	15,561
Builders FirstSource, Inc.*	32,760	405,569
Fortune Brands Home & Security, Inc.	3,276	146,863
Gibraltar Industries, Inc.* (a)	2,520	89,813
Griffon Corp.	7,308	88,573
Insteel Industries, Inc.	756	19,747
JELD-WEN Holding, Inc.* (a)	22,680	368,777
Johnson Controls International plc	33,012	1,055,394
Lennox International, Inc.(a)	2,772	584,587
Masco Corp.	6,048	181,440
Masonite International Corp.*	3,276	181,458
NCI Building Systems, Inc.*	756	9,261
Owens Corning	5,544	262,065
Patrick Industries, Inc.* (a)	5,651	245,875
Quanex Building Products Corp.(a)	504	7,469
Simpson Manufacturing Co., Inc.	2,016	115,073
Trex Co., Inc.*	6,048	370,742
Universal Forest Products, Inc.	5,292	149,605
USG Corp.(a)	13,860	585,169
		5,870,034
Capital Markets – 2.6%
Affiliated Managers Group, Inc.	1,764	200,496
Ameriprise Financial, Inc.	6,048	769,548
Artisan Partners Asset Management, Inc., Class A(a)	10,584	290,107
Bank of New York Mellon Corp. (The)	40,824	1,932,200
BGC Partners, Inc., Class A(a)	60,480	640,483
BlackRock, Inc.	4,032	1,658,845
Blucora, Inc.*	16,884	488,285
BrightSphere Investment Group plc	23,940	272,916
Cboe Global Markets, Inc.	5,292	597,202

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
Charles Schwab Corp. (The)	32,508	$1,503,170
CME Group, Inc.	10,332	1,893,236
Cohen & Steers, Inc.	1,008	38,697
Cowen, Inc.* (a)	21,168	313,286
Donnelley Financial Solutions, Inc.*	9,576	148,907
E*TRADE Financial Corp.	16,632	821,953
Eaton Vance Corp.	1,260	56,763
Evercore, Inc., Class A	2,520	205,859
FactSet Research Systems, Inc.(a)	756	169,163
Federated Investors, Inc., Class B(a)	36,036	889,008
Franklin Resources, Inc.(a)	10,584	322,812
Goldman Sachs Group, Inc. (The)	18,648	4,202,700
Interactive Brokers Group, Inc., Class A	7,308	361,088
Intercontinental Exchange, Inc.	17,640	1,359,023
INTL. FCStone, Inc.*	9,828	445,012
Invesco Ltd.	756	16,413
Investment Technology Group, Inc.	7,056	193,899
Janus Henderson Group plc(a)	20,664	507,715
Jefferies Financial Services, Inc.	20,160	432,835
Legg Mason, Inc.(a)	35,784	1,009,825
LPL Financial Holdings, Inc.	11,088	683,021
MarketAxess Holdings, Inc.(a)	2,268	475,532
Moody’s Corp.	5,292	769,880
Morgan Stanley	76,860	3,509,428
Morningstar, Inc.	252	31,450
MSCI, Inc.	3,024	454,749
Nasdaq, Inc.(a)	2,268	196,658
Northern Trust Corp.(b)	8,602	809,190
Piper Jaffray Cos.	3,528	244,773
Raymond James Financial, Inc.	2,520	193,259
S&P Global, Inc.	6,804	1,240,505

Investments	Shares	Value
Capital Markets – (continued)
SEI Investments Co.	4,536	$242,449
State Street Corp.	17,136	1,178,100
Stifel Financial Corp.(a)	28,224	1,290,402
T. Rowe Price Group, Inc.	10,080	977,659
TD Ameritrade Holding Corp.	4,788	247,635
Virtu Financial, Inc., Class A(a)	22,932	543,947
Virtus Investment Partners, Inc.	504	50,067
Waddell & Reed Financial, Inc., Class A(a)	28,476	543,037
		35,423,187
Chemicals – 1.7%
AdvanSix, Inc.*	10,080	279,619
Air Products & Chemicals, Inc.	5,796	894,613
Albemarle Corp.(a)	5,292	525,072
American Vanguard Corp.	252	4,057
Ashland Global Holdings, Inc.	2,520	186,430
Balchem Corp.(a)	2,772	259,598
Cabot Corp.	16,128	785,111
Celanese Corp.	6,048	586,293
CF Industries Holdings, Inc.	4,284	205,761
Chemours Co. (The)	14,364	474,156
DowDuPont, Inc.	82,656	4,456,811
Eastman Chemical Co.	8,820	691,047
Ecolab, Inc.	7,560	1,157,814
Ferro Corp.*	14,364	243,326
FMC Corp.	9,072	708,342
FutureFuel Corp.	252	4,133
GCP Applied Technologies, Inc.* (a)	15,876	412,300
Hawkins, Inc.	1,512	50,894
HB Fuller Co.(a)	2,772	123,243
Huntsman Corp.(a)	23,688	518,293
Innophos Holdings, Inc.(a)	5,544	162,439
Innospec, Inc.	4,788	320,413
International Flavors & Fragrances, Inc.(a)	2,520	364,543
Koppers Holdings, Inc.*	7,812	208,971
Kraton Corp.* (a)	9,072	249,843

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Kronos Worldwide, Inc.(a)	14,364	$201,527
Linde plc	7,308	1,209,255
LyondellBasell Industries NV, Class A	13,104	1,169,794
Minerals Technologies, Inc.	7,308	400,113
Mosaic Co. (The)	7,308	226,110
NewMarket Corp.(a)	252	97,262
Olin Corp.	13,860	279,972
OMNOVA Solutions, Inc.*	1,764	13,036
Platform Specialty Products Corp.* (a)	76,356	826,172
PolyOne Corp.	12,348	398,964
PPG Industries, Inc.	6,552	688,550
PQ Group Holdings, Inc.*	2,268	36,401
Quaker Chemical Corp.(a)	2,268	408,013
Rayonier Advanced Materials, Inc.	13,356	165,347
RPM International, Inc.	3,024	184,978
Scotts Miracle-Gro Co. (The)(a)	3,276	218,640
Sensient Technologies Corp.	4,032	261,516
Sherwin-Williams Co. (The)	2,520	991,544
Stepan Co.	5,544	457,879
Tredegar Corp.	2,016	37,498
Trinseo SA	21,672	1,167,687
Tronox Ltd., Class A(a)	19,404	222,176
Valvoline, Inc.(a)	5,040	100,397
Venator Materials plc*	34,020	229,975
Westlake Chemical Corp.	504	35,935
WR Grace & Co.	1,008	65,308
		23,967,171
Commercial Services & Supplies – 0.8%
ABM Industries, Inc.(a)	17,892	550,179
ACCO Brands Corp.	22,428	180,994
Brady Corp., Class A	6,552	263,980
Brink’s Co. (The)(a)	6,804	451,241
Cimpress NV*	3,024	377,970
Cintas Corp.	3,276	595,806
Copart, Inc.*	3,528	172,554
Covanta Holding Corp.(a)	48,888	718,165
Deluxe Corp.(a)	4,032	190,351

Investments	Shares	Value
Commercial Services & Supplies – (continued)
Ennis, Inc.(a)	8,568	$165,876
Essendant, Inc.(a)	14,364	182,997
Healthcare Services Group, Inc.(a)	7,560	306,860
Herman Miller, Inc.	12,096	398,563
HNI Corp.	9,576	362,835
Interface, Inc.	3,024	49,261
KAR Auction Services, Inc.	7,812	444,815
Kimball International, Inc., Class B	9,072	149,325
Knoll, Inc.	4,788	95,042
LSC Communications, Inc.(a)	10,836	102,183
Matthews International Corp., Class A	5,292	220,253
McGrath RentCorp	756	40,363
Mobile Mini, Inc.(a)	2,772	113,985
MSA Safety, Inc.	1,764	184,232
Multi-Color Corp.(a)	2,772	147,359
Pitney Bowes, Inc.(a)	62,244	412,055
Quad/Graphics, Inc.	19,656	303,292
Republic Services, Inc.	9,324	677,668
Rollins, Inc.(a)	3,528	208,858
RR Donnelley & Sons Co.(a)	16,632	97,630
SP Plus Corp.*	504	16,108
Steelcase, Inc., Class A	16,632	276,091
Team, Inc.* (a)	9,828	195,577
Tetra Tech, Inc.	8,064	532,547
UniFirst Corp.	2,016	300,989
US Ecology, Inc.	2,520	176,224
Viad Corp.	1,512	72,410
VSE Corp.	252	7,903
Waste Management, Inc.	14,112	1,262,601
		11,005,142
Communications Equipment – 1.3%
ADTRAN, Inc.	10,584	142,249
Applied Optoelectronics, Inc.* (a)	7,308	143,456
Arista Networks, Inc.* (a)	1,512	348,289
ARRIS International plc*	7,308	181,750
CalAmp Corp.* (a)	1,260	25,124
Calix, Inc.*	504	3,679
Ciena Corp.* (a)	47,376	1,480,974

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Communications Equipment – (continued)
Cisco Systems, Inc.	189,756	$8,681,337
EchoStar Corp., Class A* (a)	2,520	102,186
Extreme Networks, Inc.*	8,064	44,755
F5 Networks, Inc.*	1,512	265,023
Finisar Corp.* (a)	38,304	639,294
Harmonic, Inc.* (a)	34,776	191,616
Infinera Corp.*	8,064	44,675
InterDigital, Inc.	3,780	268,191
Juniper Networks, Inc.	13,860	405,682
Lumentum Holdings, Inc.* (a)	20,664	1,129,288
Motorola Solutions, Inc.	4,032	494,162
NETGEAR, Inc.* (a)	5,040	279,619
NetScout Systems, Inc.* (a)	26,208	662,014
Oclaro, Inc.*	3,276	26,929
Palo Alto Networks, Inc.*	3,024	553,513
Plantronics, Inc.(a)	2,520	148,604
Ubiquiti Networks, Inc.(a)	1,008	93,835
ViaSat, Inc.* (a)	16,884	1,076,524
Viavi Solutions, Inc.*	47,376	546,245
		17,979,013
Construction & Engineering – 0.3%
AECOM* (a)	9,072	264,358
Aegion Corp.*	6,048	117,089
Argan, Inc.(a)	4,284	188,582
Comfort Systems USA, Inc.	4,788	256,062
Dycom Industries, Inc.* (a)	5,040	342,115
EMCOR Group, Inc.	4,788	339,852
Fluor Corp.	7,812	342,634
Granite Construction, Inc.(a)	2,268	103,693
Jacobs Engineering Group, Inc.	1,260	94,614
KBR, Inc.(a)	41,076	812,483
MasTec, Inc.* (a)	20,160	877,162
MYR Group, Inc.*	756	25,243
Primoris Services Corp.	3,528	74,688
Tutor Perini Corp.* (a)	10,584	164,052
Valmont Industries, Inc.(a)	504	62,652
		4,065,279
Construction Materials – 0.1%
Eagle Materials, Inc.	2,268	167,469

Investments	Shares	Value
Construction Materials – (continued)
Martin Marietta Materials, Inc.(a)	2,268	$388,463
Summit Materials, Inc., Class A* (a)	282	3,807
US Concrete, Inc.* (a)	7,308	238,533
Vulcan Materials Co.(a)	4,032	407,797
		1,206,069
Consumer Finance – 1.1%
Ally Financial, Inc.	26,460	672,349
American Express Co.	29,232	3,003,003
Capital One Financial Corp.	23,688	2,115,339
Credit Acceptance Corp.*	1,764	748,677
Discover Financial Services	21,168	1,474,775
Encore Capital Group, Inc.* (a)	12,096	307,359
Enova International, Inc.*	10,584	250,312
EZCORP, Inc., Class A* (a)	16,380	162,817
FirstCash, Inc.(a)	6,048	486,259
Green Dot Corp., Class A*	3,528	267,211
LendingClub Corp.* (a)	174,132	562,446
Navient Corp.	86,184	998,011
Nelnet, Inc., Class A(a)	9,828	553,218
OneMain Holdings, Inc.*	20,160	574,963
PRA Group, Inc.* (a)	10,080	310,867
Santander Consumer USA Holdings, Inc.	14,364	269,325
SLM Corp.* (a)	53,928	546,830
Synchrony Financial	46,368	1,339,108
World Acceptance Corp.*	1,260	127,877
		14,770,746
Containers & Packaging – 0.5%
AptarGroup, Inc.	1,260	128,470
Avery Dennison Corp.	2,268	205,753
Ball Corp.(a)	12,852	575,770
Bemis Co., Inc.	29,988	1,372,551
Berry Global Group, Inc.* (a)	11,844	516,635
Crown Holdings, Inc.* (a)	9,072	383,655
Graphic Packaging Holding Co.(a)	24,696	271,903
International Paper Co.	22,680	1,028,765
Myers Industries, Inc.(a)	504	7,993

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Containers & Packaging – (continued)
Owens-Illinois, Inc.* (a)	67,284	$1,054,340
Packaging Corp. of America	2,016	185,089
Sealed Air Corp.(a)	4,536	146,785
Silgan Holdings, Inc.(a)	25,704	617,667
Sonoco Products Co.(a)	2,268	123,787
WestRock Co.	15,120	649,706
		7,268,869
Distributors – 0.1%
Core-Mark Holding Co., Inc.	6,048	232,304
Genuine Parts Co.	2,772	271,434
LKQ Corp.*	10,584	288,626
Pool Corp.(a)	3,276	477,477
		1,269,841
Diversified Consumer Services – 0.3%
Adtalem Global Education, Inc.* (a)	21,168	1,071,736
Bright Horizons Family Solutions, Inc.*	3,780	434,360
Career Education Corp.*	18,900	271,782
Carriage Services, Inc.(a)	4,032	76,850
Graham Holdings Co., Class B	504	292,849
Grand Canyon Education, Inc.* (a)	5,040	628,488
H&R Block, Inc.(a)	6,804	180,578
Houghton Mifflin Harcourt Co.*	27,972	187,412
Service Corp. International(a)	12,096	501,621
Strayer Education, Inc.	3,780	475,600
Weight Watchers International, Inc.* (a)	10,080	666,288
		4,787,564
Diversified Financial Services – 1.6%
Berkshire Hathaway, Inc., Class B*	101,808	20,899,146
Cannae Holdings, Inc.*	8,820	162,906
Voya Financial, Inc.	16,128	705,761
		21,767,813

Investments	Shares	Value
Diversified Telecommunication Services – 2.0%
AT&T, Inc.	385,002	$11,811,861
ATN International, Inc.	2,016	170,332
CenturyLink, Inc.	53,172	1,097,470
Cincinnati Bell, Inc.* (a)	20,160	286,070
Cogent Communications Holdings, Inc.	3,780	196,484
Consolidated Communications Holdings, Inc.(a)	32,256	403,845
Frontier Communications Corp.(a)	34,776	167,273
Globalstar, Inc.*	152,712	53,098
Iridium Communications, Inc.*	31,248	619,023
ORBCOMM, Inc.* (a)	3,024	28,819
Verizon Communications, Inc.	211,680	12,084,811
Vonage Holdings Corp.*	33,768	447,764
Windstream Holdings, Inc.* (a)	15,963	65,768
Zayo Group Holdings, Inc.*	7,056	210,833
		27,643,451
Electric Utilities – 1.5%
ALLETE, Inc.(a)	7,056	522,144
Alliant Energy Corp.	5,040	216,619
American Electric Power Co., Inc.	19,152	1,404,991
Duke Energy Corp.	34,272	2,831,895
Edison International	15,120	1,049,177
El Paso Electric Co.	6,300	359,415
Entergy Corp.	10,332	867,371
Evergy, Inc.	14,918	835,259
Eversource Energy	12,852	813,017
Exelon Corp.	47,376	2,075,543
FirstEnergy Corp.(a)	23,688	883,089
Hawaiian Electric Industries, Inc.	15,624	582,775
IDACORP, Inc.(a)	4,032	376,024
MGE Energy, Inc.(a)	2,772	173,195
NextEra Energy, Inc.	13,356	2,303,910
OGE Energy Corp.(a)	3,024	109,318
Otter Tail Corp.	1,764	79,503
PG&E Corp.*	14,616	684,175

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – (continued)
Pinnacle West Capital Corp.	2,268	$186,543
PNM Resources, Inc.(a)	10,080	387,173
Portland General Electric Co.	11,844	533,927
PPL Corp.	19,152	582,221
Southern Co. (The)	49,140	2,212,774
Xcel Energy, Inc.	26,208	1,284,454
		21,354,512
Electrical Equipment – 0.6%
Acuity Brands, Inc.(a)	1,764	221,629
AMETEK, Inc.	4,284	287,371
Atkore International Group, Inc.*	4,788	92,217
AZZ, Inc.	1,512	67,057
Eaton Corp. plc	27,720	1,986,692
Emerson Electric Co.	24,444	1,659,259
Encore Wire Corp.(a)	1,512	66,830
EnerSys	11,340	902,324
Generac Holdings, Inc.* (a)	11,088	562,494
Hubbell, Inc.(a)	756	76,885
Regal Beloit Corp.	16,380	1,174,446
Rockwell Automation, Inc.	2,520	415,120
Sensata Technologies Holding plc*	2,016	94,550
Sunrun, Inc.* (a)	21,924	268,788
Vivint Solar, Inc.* (a)	1,008	5,232
		7,880,894
Electronic Equipment, Instruments & Components – 1.3%
Amphenol Corp., Class A	9,324	834,498
Anixter International, Inc.*	8,568	562,832
Arrow Electronics, Inc.*	2,520	170,629
Avnet, Inc.	2,520	100,976
AVX Corp.(a)	8,820	147,118
Badger Meter, Inc.(a)	3,024	148,509
Belden, Inc.(a)	14,616	789,995
Benchmark Electronics, Inc.	11,844	258,554
CDW Corp.	3,528	317,555
Cognex Corp.(a)	11,592	496,601
Coherent, Inc.* (a)	1,512	186,188
Corning, Inc.	57,960	1,851,822
CTS Corp.	7,812	208,502

Investments	Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Dolby Laboratories, Inc., Class A	1,008	$69,360
Electro Scientific Industries, Inc.* (a)	6,048	175,392
ePlus, Inc.* (a)	5,040	427,795
Fabrinet* (a)	12,600	545,832
Fitbit, Inc., Class A* (a)	504	2,384
Flex Ltd.*	10,332	81,210
FLIR Systems, Inc.	4,032	186,722
II-VI, Inc.* (a)	1,260	46,910
Insight Enterprises, Inc.*	13,356	690,372
IPG Photonics Corp.* (a)	3,276	437,510
Jabil, Inc.	22,176	548,412
KEMET Corp.*	12,852	279,917
Keysight Technologies, Inc.*	1,764	100,689
Knowles Corp.* (a)	1,512	24,464
Littelfuse, Inc.(a)	2,326	421,378
Mesa Laboratories, Inc.	252	46,038
Methode Electronics, Inc.	3,780	111,888
National Instruments Corp.	252	12,340
Novanta, Inc.*	3,780	220,034
PC Connection, Inc.	4,536	150,323
Plexus Corp.* (a)	7,812	456,221
Resideo Technologies, Inc.*	4,032	84,874
Rogers Corp.*	1,512	186,067
Sanmina Corp.*	25,704	650,311
ScanSource, Inc.*	5,796	225,348
SYNNEX Corp.	13,056	1,013,276
TE Connectivity Ltd.	8,316	627,193
Tech Data Corp.* (a)	13,104	925,929
Trimble, Inc.*	6,048	226,074
TTM Technologies, Inc.* (a)	25,200	294,840
Vishay Intertechnology, Inc.(a)	53,676	982,271
Zebra Technologies Corp., Class A*	5,796	963,875
		17,289,028
Energy Equipment & Services – 1.0%
Archrock, Inc.	40,320	413,683
Baker Hughes a GE Co.(a)	14,364	383,375
Basic Energy Services, Inc.*	9,576	74,406

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Energy Equipment & Services – (continued)
C&J Energy Services, Inc.*	18,396	$345,477
Core Laboratories NV(a)	1,008	85,922
Covia Holdings Corp.*	11,844	68,458
Diamond Offshore Drilling, Inc.* (a)	48,384	686,085
Ensco plc, Class A(a)	17,388	124,150
Exterran Corp.*	14,868	310,593
Frank’s International NV*	21,420	152,082
FTS International, Inc.*	16,884	216,284
Halliburton Co.	17,640	611,755
Helix Energy Solutions Group, Inc.* (a)	35,532	302,733
Helmerich & Payne, Inc.	7,560	470,912
Keane Group, Inc.* (a)	10,080	126,706
Matrix Service Co.*	12,852	261,281
McDermott International, Inc.*	67,814	524,202
Nabors Industries Ltd.(a)	156,744	779,018
National Oilwell Varco, Inc.(a)	14,112	519,322
Newpark Resources, Inc.* (a)	5,796	47,585
Noble Corp. plc* (a)	181,692	912,094
Oceaneering International, Inc.* (a)	37,800	715,932
Oil States International, Inc.* (a)	3,276	72,957
Patterson-UTI Energy, Inc.(a)	67,032	1,115,412
ProPetro Holding Corp.* (a)	14,112	249,077
RPC, Inc.(a)	7,056	104,993
Schlumberger Ltd.	23,436	1,202,501
SEACOR Holdings, Inc.*	4,032	193,496
Superior Energy Services, Inc.* (a)	73,080	572,216
TETRA Technologies, Inc.*	50,904	151,185
Transocean Ltd.* (a)	116,928	1,287,377
Unit Corp.* (a)	22,680	524,588
US Silica Holdings, Inc.(a)	22,680	317,520
Weatherford International plc* (a)	362,880	489,888
		14,413,265

Investments	Shares	Value
Entertainment – 1.7%
Activision Blizzard, Inc.	23,436	$1,618,256
AMC Entertainment Holdings, Inc., Class A(a)	22,680	436,817
Cinemark Holdings, Inc.(a)	27,720	1,152,320
Electronic Arts, Inc.*	8,568	779,517
Glu Mobile, Inc.*	40,824	287,809
IMAX Corp.*	252	4,879
Liberty Media Corp-Liberty Braves, Class C* (a)	6,300	163,170
Liberty Media Corp-Liberty Formula One, Class A* (a)	15,624	495,124
Lions Gate Entertainment Corp., Class A	2,520	48,283
Lions Gate Entertainment Corp., Class B	2,520	44,831
Live Nation Entertainment, Inc.* (a)	11,592	606,262
Marcus Corp. (The)	4,788	186,828
Netflix, Inc.*	16,128	4,867,108
Pandora Media, Inc.*	16,884	143,514
Take-Two Interactive Software, Inc.*	6,804	876,831
Twenty-First Century Fox, Inc., Class A	56,448	2,569,513
Twenty-First Century Fox, Inc., Class B	16,128	728,663
Viacom, Inc., Class B	12,096	386,830
Walt Disney Co. (The)	73,836	8,478,588
World Wrestling Entertainment, Inc., Class A	4,032	292,683
		24,167,826
Equity Real Estate Investment Trusts (REITs) – 3.5%
Acadia Realty Trust(a)	1,260	35,078
Agree Realty Corp.	1,260	72,160
Alexander & Baldwin, Inc.(a)	7,308	142,798
Alexander’s, Inc.	252	79,383
Alexandria Real Estate Equities, Inc.	3,276	400,425
American Assets Trust, Inc.(a)	3,276	125,667
American Campus Communities, Inc.	6,804	268,826

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
American Homes 4 Rent, Class A	8,820	$185,837
American Tower Corp.	14,364	2,238,055
Apartment Investment & Management Co., Class A	5,040	216,922
Apple Hospitality REIT, Inc.	57,456	929,064
Ashford Hospitality Trust, Inc.	25,956	133,673
AvalonBay Communities, Inc.	6,048	1,060,698
Boston Properties, Inc.	4,284	517,336
Braemar Hotels & Resorts, Inc.	756	8,044
Brandywine Realty Trust	15,372	216,130
Brixmor Property Group, Inc.	21,924	355,169
Camden Property Trust	2,772	250,228
CBL & Associates Properties, Inc.(a)	1,512	4,990
Chatham Lodging Trust	1,260	24,570
Chesapeake Lodging Trust(a)	8,316	244,407
Colony Capital, Inc.(a)	286,272	1,680,417
CoreCivic, Inc.	49,644	1,115,004
CorEnergy Infrastructure Trust, Inc.(a)	1,260	45,524
CoreSite Realty Corp.(a)	3,024	283,833
Corporate Office Properties Trust(a)	10,584	273,491
Cousins Properties, Inc.	10,584	87,953
Crown Castle International Corp.	13,860	1,507,136
CubeSmart	14,616	423,572
CyrusOne, Inc.	3,276	174,381
DiamondRock Hospitality Co.	43,596	455,578
Digital Realty Trust, Inc.	6,804	702,581
Douglas Emmett, Inc.	2,772	100,319
Duke Realty Corp.	12,852	354,330
EastGroup Properties, Inc.	1,260	120,695
Empire State Realty Trust, Inc., Class A(a)	8,064	127,895
EPR Properties	4,032	277,160
Equinix, Inc.	2,772	1,049,867
Equity Commonwealth	18,900	562,842
Equity LifeStyle Properties, Inc.	1,764	167,033

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Equity Residential	7,812	$507,468
Essex Property Trust, Inc.	2,268	568,769
Extra Space Storage, Inc.	5,796	521,988
Federal Realty Investment Trust	2,016	250,085
First Industrial Realty Trust, Inc.	10,836	332,665
Forest City Realty Trust, Inc., Class A	8,064	202,890
Franklin Street Properties Corp.	504	3,508
Front Yard Residential Corp.	32,004	296,677
Gaming and Leisure Properties, Inc.	4,536	152,818
GEO Group, Inc. (The)	41,580	919,334
Getty Realty Corp.(a)	1,008	27,045
Global Net Lease, Inc.(a)	6,804	137,781
Government Properties Income Trust(a)	37,548	331,549
HCP, Inc.	26,208	722,030
Healthcare Realty Trust, Inc.(a)	6,552	182,539
Healthcare Trust of America, Inc., Class A	5,796	152,203
Hersha Hospitality Trust	7,308	128,328
Highwoods Properties, Inc.	4,284	182,670
Hospitality Properties Trust	11,088	284,075
Host Hotels & Resorts, Inc.	29,232	558,624
Hudson Pacific Properties, Inc.	6,552	198,526
InfraREIT, Inc.	6,804	143,020
Investors Real Estate Trust	23,688	128,626
Invitation Homes, Inc.	15,022	328,681
Iron Mountain, Inc.	6,048	185,129
iStar, Inc.	30,996	325,458
Kilroy Realty Corp.	1,764	121,504
Kimco Realty Corp.	32,760	527,108
Kite Realty Group Trust(a)	7,308	115,759
Lamar Advertising Co., Class A	3,276	240,196
LaSalle Hotel Properties	37,800	1,247,778
Lexington Realty Trust	16,128	125,315
Liberty Property Trust	504	21,102
Life Storage, Inc.	5,292	498,295

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
LTC Properties, Inc.	3,528	$150,893
Macerich Co. (The)	252	13,008
Mack-Cali Realty Corp.	32,508	659,912
MedEquities Realty Trust, Inc.	5,292	43,765
Medical Properties Trust, Inc.	49,140	730,220
Mid-America Apartment Communities, Inc.	4,536	443,213
National Health Investors, Inc.	3,024	222,143
National Retail Properties, Inc.	3,528	164,934
New Senior Investment Group, Inc.	45,612	260,901
NorthStar Realty Europe Corp.	1,764	23,673
Omega Healthcare Investors, Inc.(a)	11,592	386,593
Outfront Media, Inc.	8,568	151,825
Paramount Group, Inc.	5,796	82,825
Pebblebrook Hotel Trust(a)	2,772	93,444
Pennsylvania REIT(a)	252	2,255
Physicians Realty Trust(a)	11,340	188,017
Piedmont Office Realty Trust, Inc., Class A	6,804	122,608
PotlatchDeltic Corp.	1,260	45,675
Preferred Apartment Communities, Inc., Class A	12,600	212,310
Prologis, Inc.	22,290	1,437,036
PS Business Parks, Inc.	1,008	131,645
Public Storage	4,032	828,455
QTS Realty Trust, Inc., Class A(a)	1,260	48,283
Ramco-Gershenson Properties Trust	756	10,040
Rayonier, Inc.	5,040	152,208
Realty Income Corp.	13,356	804,975
Regency Centers Corp.	5,796	367,235
Retail Opportunity Investments Corp.(a)	6,048	106,384
RLJ Lodging Trust	5,292	102,876
Ryman Hospitality Properties, Inc.	6,300	488,817

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Sabra Health Care REIT, Inc.(a)	74,592	$1,614,917
Saul Centers, Inc.	756	36,107
SBA Communications Corp.*	3,024	490,402
Select Income REIT	32,508	614,726
Senior Housing Properties Trust	12,348	198,432
Simon Property Group, Inc.	7,056	1,294,917
SL Green Realty Corp.	1,512	137,985
Spirit Realty Capital, Inc.	252	1,971
STAG Industrial, Inc.	4,032	106,687
STORE Capital Corp.	13,104	380,409
Summit Hotel Properties, Inc.(a)	11,088	127,734
Sun Communities, Inc.	4,536	455,732
Sunstone Hotel Investors, Inc.	8,820	127,625
Taubman Centers, Inc.	3,276	180,213
Terreno Realty Corp.	252	9,432
Tier REIT, Inc.	4,536	98,295
UDR, Inc.	8,568	335,780
Uniti Group, Inc.	19,404	371,393
Universal Health Realty Income Trust	3,024	193,838
Urban Edge Properties	6,300	129,087
Urstadt Biddle Properties, Inc., Class A	252	5,017
Ventas, Inc.	17,640	1,023,826
VEREIT, Inc.	36,792	269,685
Vornado Realty Trust	7,560	514,685
Washington Prime Group, Inc.(a)	69,552	445,133
Washington REIT	4,284	119,395
Weingarten Realty Investors	1,260	35,431
Welltower, Inc.	18,900	1,248,723
Weyerhaeuser Co.	26,964	718,051
Xenia Hotels & Resorts, Inc.	23,436	481,610
		47,932,020
Food & Staples Retailing – 1.6%
Andersons, Inc. (The)	9,324	335,664
Casey’s General Stores, Inc.(a)	11,844	1,493,647
Costco Wholesale Corp.	16,884	3,860,189

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food & Staples Retailing – (continued)
Ingles Markets, Inc., Class A(a)	4,788	$157,717
Kroger Co. (The)	52,668	1,567,400
Performance Food Group Co.*	34,272	1,004,855
PriceSmart, Inc.(a)	756	53,033
Rite Aid Corp.* (a)	47,376	56,851
Smart & Final Stores, Inc.*	11,592	58,540
SpartanNash Co.	14,364	256,397
Sprouts Farmers Market, Inc.* (a)	36,036	969,008
Sysco Corp.	15,624	1,114,460
United Natural Foods, Inc.*	756	16,428
Walgreens Boots Alliance, Inc.	43,596	3,477,653
Walmart, Inc.	77,364	7,758,062
Weis Markets, Inc.(a)	4,788	220,966
		22,400,870
Food Products – 1.2%
Archer-Daniels-Midland Co.	22,176	1,047,816
B&G Foods, Inc.(a)	25,956	675,894
Bunge Ltd.	2,520	155,736
Calavo Growers, Inc.(a)	1,512	146,664
Cal-Maine Foods, Inc.	9,576	466,064
Campbell Soup Co.(a)	8,820	329,956
Conagra Brands, Inc.	18,707	665,969
Darling Ingredients, Inc.*	37,044	765,329
Dean Foods Co.(a)	37,800	302,022
Flowers Foods, Inc.(a)	1,008	19,464
Fresh Del Monte Produce, Inc.	10,836	357,913
Freshpet, Inc.*	1,008	38,405
General Mills, Inc.	31,500	1,379,700
Hain Celestial Group, Inc. (The)*	5,292	131,665
Hershey Co. (The)	3,780	405,027
Hormel Foods Corp.	7,308	318,921
Ingredion, Inc.	3,528	356,963
J&J Snack Foods Corp.	1,764	275,466
JM Smucker Co. (The)(a)	4,536	491,340
Kellogg Co.(a)	7,812	511,530

Investments	Shares	Value
Food Products – (continued)
Kraft Heinz Co. (The)	37,800	$2,077,866
Lancaster Colony Corp.(a)	1,512	259,127
McCormick & Co., Inc. (Non-Voting)(a)	3,276	471,744
Mondelez International, Inc., Class A	43,596	1,830,160
Pilgrim’s Pride Corp.*	14,868	262,569
Post Holdings, Inc.* (a)	5,292	467,919
Sanderson Farms, Inc.(a)	8,064	793,417
Seaboard Corp.	24	92,760
Tootsie Roll Industries, Inc.(a)	2,327	73,463
TreeHouse Foods, Inc.* (a)	18,900	861,084
Tyson Foods, Inc., Class A	14,868	890,891
		16,922,844
Gas Utilities – 0.2%
Atmos Energy Corp.	1,764	164,193
Chesapeake Utilities Corp.	3,528	280,300
New Jersey Resources Corp.(a)	9,576	431,878
Northwest Natural Holding Co.	252	16,327
ONE Gas, Inc.(a)	4,788	377,821
South Jersey Industries, Inc.(a)	9,828	290,319
Southwest Gas Holdings, Inc.(a)	3,780	292,080
Spire, Inc.	13,860	1,005,959
UGI Corp.	4,536	240,680
		3,099,557
Health Care Equipment & Supplies – 2.4%
Abbott Laboratories	67,536	4,655,932
ABIOMED, Inc.*	3,276	1,117,771
Align Technology, Inc.*	4,284	947,621
AngioDynamics, Inc.* (a)	1,764	36,039
Anika Therapeutics, Inc.* (a)	1,260	45,058
AtriCure, Inc.* (a)	1,260	40,081
Avanos Medical, Inc.* (a)	10,080	570,528
Baxter International, Inc.	23,688	1,480,737
Becton Dickinson and Co.	8,332	1,920,526
Boston Scientific Corp.*	35,784	1,293,234
Cantel Medical Corp.(a)	3,276	259,295

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
Cardiovascular Systems, Inc.*	1,008	$28,274
Cerus Corp.*	3,276	21,949
CONMED Corp.	6,048	407,817
Cooper Cos., Inc. (The)	1,008	260,377
Danaher Corp.	19,656	1,953,806
DENTSPLY SIRONA, Inc.	2,268	78,541
DexCom, Inc.*	4,536	602,245
Edwards Lifesciences Corp.*	6,552	967,075
Globus Medical, Inc., Class A*	6,552	346,273
Hill-Rom Holdings, Inc.	5,040	423,763
Hologic, Inc.*	9,072	353,717
ICU Medical, Inc.*	1,260	320,960
IDEXX Laboratories, Inc.*	3,024	641,451
Insulet Corp.* (a)	2,520	222,289
Integer Holdings Corp.*	12,348	919,556
Integra LifeSciences Holdings Corp.* (a)	6,552	350,991
Intuitive Surgical, Inc.*	3,024	1,576,048
Invacare Corp.(a)	8,064	104,187
Lantheus Holdings, Inc.*	6,300	88,011
Masimo Corp.*	5,544	640,886
Medtronic plc	39,312	3,531,004
Merit Medical Systems, Inc.* (a)	5,292	302,279
Natus Medical, Inc.* (a)	3,276	97,887
Neogen Corp.* (a)	4,356	264,496
NuVasive, Inc.* (a)	4,536	254,787
NxStage Medical, Inc.*	3,780	107,276
OraSure Technologies, Inc.*	1,008	14,011
Orthofix Medical, Inc.*	5,544	337,186
Quidel Corp.*	252	16,219
ResMed, Inc.	3,276	346,994
Stryker Corp.	13,608	2,207,490
Surmodics, Inc.*	504	31,969
Teleflex, Inc.	2,772	667,331
Varian Medical Systems, Inc.*	1,764	210,569
West Pharmaceutical Services, Inc.	5,544	587,220

Investments	Shares	Value
Health Care Equipment & Supplies – (continued)
Wright Medical Group NV* (a)	2,772	$74,789
Zimmer Biomet Holdings, Inc.	8,316	944,614
		32,671,159
Health Care Providers & Services – 3.3%
Acadia Healthcare Co., Inc.* (a)	35,280	1,464,120
Aetna, Inc.	13,608	2,699,827
Amedisys, Inc.* (a)	5,544	609,840
American Renal Associates Holdings, Inc.*	3,276	63,194
AmerisourceBergen Corp.	8,568	753,984
AMN Healthcare Services, Inc.* (a)	22,932	1,160,818
Anthem, Inc.	13,860	3,819,400
BioTelemetry, Inc.* (a)	252	14,641
Brookdale Senior Living, Inc.* (a)	15,120	135,022
Capital Senior Living Corp.* (a)	252	2,268
Cardinal Health, Inc.	5,292	267,775
Centene Corp.*	10,836	1,412,148
Chemed Corp.	2,016	613,529
Cigna Corp.(a)	8,316	1,778,044
Community Health Systems, Inc.* (a)	1,512	4,778
CorVel Corp.*	756	43,818
CVS Health Corp.	37,044	2,681,615
DaVita, Inc.*	4,788	322,424
Diplomat Pharmacy, Inc.*	15,624	309,980
Encompass Health Corp.(a)	13,608	915,818
Ensign Group, Inc. (The)(a)	15,120	560,045
Express Scripts Holding Co.*	27,468	2,663,572
HCA Healthcare, Inc.	15,372	2,052,623
Henry Schein, Inc.* (a)	3,276	271,908
Humana, Inc.	4,788	1,534,123
Laboratory Corp. of America Holdings*	5,544	890,089
LHC Group, Inc.* (a)	4,839	442,430
LifePoint Health, Inc.*	14,112	915,304
Magellan Health, Inc.*	9,324	606,619
McKesson Corp.	3,780	471,593
MEDNAX, Inc.*	4,536	187,291

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Providers & Services – (continued)
Molina Healthcare, Inc.*	12,852	$1,629,248
Owens & Minor, Inc.(a)	252	1,991
Patterson Cos., Inc.(a)	35,532	802,313
Premier, Inc., Class A* (a)	14,616	657,720
Providence Service Corp. (The)*	2,772	183,202
Quest Diagnostics, Inc.	5,292	498,030
R1 RCM, Inc.* (a)	12,096	102,453
Select Medical Holdings Corp.*	29,232	484,667
Surgery Partners, Inc.* (a)	2,520	34,247
Tenet Healthcare Corp.*	30,744	791,043
Tivity Health, Inc.* (a)	3,024	104,056
Triple-S Management Corp., Class B*	7,308	125,405
UnitedHealth Group, Inc.	35,028	9,154,568
Universal Health Services, Inc., Class B	6,552	796,461
US Physical Therapy, Inc.(a)	1,512	162,570
WellCare Health Plans, Inc.*	3,528	973,693
		46,170,307
Health Care Technology – 0.2%
Allscripts Healthcare Solutions, Inc.*	71,820	855,376
athenahealth, Inc.*	1,260	160,700
Cerner Corp.*	9,828	562,948
Computer Programs & Systems, Inc.(a)	252	6,300
HealthStream, Inc.	504	13,260
Medidata Solutions, Inc.* (a)	4,032	283,450
Omnicell, Inc.*	4,032	285,062
Vocera Communications, Inc.* (a)	4,788	166,192
		2,333,288
Hotels, Restaurants & Leisure – 1.8%
Aramark	2,520	90,518
Belmond Ltd., Class A* (a)	2,520	43,142
BJ’s Restaurants, Inc.(a)	2,268	138,756
Bloomin’ Brands, Inc.	41,580	829,521
Boyd Gaming Corp.	16,380	435,053

Investments	Shares	Value
Hotels, Restaurants & Leisure – (continued)
Brinker International, Inc.(a)	12,852	$557,134
Caesars Entertainment Corp.* (a)	19,908	171,010
Carnival Corp.	25,956	1,454,574
Cheesecake Factory, Inc. (The)(a)	10,836	523,812
Chipotle Mexican Grill, Inc.*	756	348,010
Choice Hotels International, Inc.(a)	2,268	166,471
Churchill Downs, Inc.	1,260	314,509
Cracker Barrel Old Country Store, Inc.(a)	2,016	319,899
Darden Restaurants, Inc.	4,536	483,311
Denny’s Corp.*	14,364	249,215
Dine Brands Global, Inc.(a)	5,292	428,864
Domino’s Pizza, Inc.(a)	3,276	880,556
Dunkin’ Brands Group, Inc.(a)	2,268	164,566
Eldorado Resorts, Inc.* (a)	3,276	119,574
Fiesta Restaurant Group, Inc.*	4,788	123,578
Hilton Worldwide Holdings, Inc.	4,536	322,827
Hyatt Hotels Corp., Class A	3,528	244,138
International Speedway Corp., Class A(a)	2,016	75,620
Jack in the Box, Inc.(a)	3,024	238,684
Las Vegas Sands Corp.	8,820	450,085
Marriott International, Inc., Class A	10,332	1,207,708
Marriott Vacations Worldwide Corp.	6,564	580,848
McDonald’s Corp.	28,224	4,992,826
MGM Resorts International	12,600	336,168
Norwegian Cruise Line Holdings Ltd.*	7,812	344,275
Papa John’s International, Inc.(a)	3,528	192,417
Penn National Gaming, Inc.* (a)	34,830	845,672
Red Robin Gourmet Burgers, Inc.* (a)	756	22,831
Red Rock Resorts, Inc., Class A(a)	5,796	134,119

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Royal Caribbean Cruises Ltd.	8,568	$897,327
Ruth’s Hospitality Group, Inc.	3,528	95,362
Scientific Games Corp.* (a)	21,924	488,028
SeaWorld Entertainment, Inc.*	21,672	566,073
Six Flags Entertainment Corp.(a)	3,780	203,591
Sonic Corp.	5,796	250,851
Starbucks Corp.(a)	37,044	2,158,554
Texas Roadhouse, Inc.(a)	4,788	289,482
Vail Resorts, Inc.	2,772	696,659
Wendy’s Co. (The)(a)	23,184	399,692
Wyndham Destinations, Inc.	2,520	90,418
Wynn Resorts Ltd.	2,016	202,810
Yum! Brands, Inc.	11,340	1,025,249
Zoe’s Kitchen, Inc.*	2,268	28,849
		25,223,236
Household Durables – 0.7%
Beazer Homes USA, Inc.*	33,516	295,276
Cavco Industries, Inc.*	756	151,661
DR Horton, Inc.	20,916	752,139
Ethan Allen Interiors, Inc.	756	14,470
Garmin Ltd.	1,008	66,689
Hamilton Beach Brands Holding Co.*	56	1,300
Helen of Troy Ltd.*	9,324	1,157,295
Hooker Furniture Corp.	4,284	125,393
Hovnanian Enterprises, Inc., Class A* (a)	14,112	20,604
iRobot Corp.* (a)	1,764	155,532
KB Home	44,856	895,774
La-Z-Boy, Inc.	9,576	266,213
Leggett & Platt, Inc.(a)	2,772	100,651
Lennar Corp., Class A(a)	22,598	971,262
Lennar Corp., Class B	429	15,345
LGI Homes, Inc.* (a)	5,544	237,228
M/I Homes, Inc.* (a)	3,528	85,272
MDC Holdings, Inc.(a)	10,034	281,955
Meritage Homes Corp.* (a)	11,592	431,802
Mohawk Industries, Inc.*	2,268	282,888
Newell Brands, Inc.(a)	1,260	20,009

Investments	Shares	Value
Household Durables – (continued)
NVR, Inc.*	201	$450,045
PulteGroup, Inc.(a)	19,152	470,565
Taylor Morrison Home Corp., Class A* (a)	27,468	454,321
Tempur Sealy International, Inc.* (a)	8,820	407,572
Toll Brothers, Inc.	5,796	195,093
TRI Pointe Group, Inc.* (a)	75,096	893,642
Tupperware Brands Corp.(a)	17,640	619,164
Universal Electronics, Inc.* (a)	3,276	102,441
Whirlpool Corp.	504	55,319
William Lyon Homes, Class A*	12,348	167,439
		10,144,359
Household Products – 0.9%
Central Garden & Pet Co., Class A*	14,616	433,364
Church & Dwight Co., Inc.	7,560	448,837
Clorox Co. (The)(a)	3,780	561,141
Colgate-Palmolive Co.	27,972	1,665,733
Energizer Holdings, Inc.(a)	3,780	222,151
Kimberly-Clark Corp.	10,836	1,130,195
Procter & Gamble Co. (The)	83,412	7,396,976
Spectrum Brands Holdings, Inc.	5,095	330,920
WD-40 Co.(a)	1,764	294,729
		12,484,046
Independent Power and Renewable Electricity Producers – 0.3%
AES Corp.(a)	22,680	330,674
Clearway Energy, Inc., Class A	756	14,681
Clearway Energy, Inc., Class C	30,744	602,890
NRG Energy, Inc.	24,948	902,868
Ormat Technologies, Inc.(a)	3,780	193,423
TerraForm Power, Inc., Class A(a)	30,240	340,805
Vistra Energy Corp.*	55,202	1,249,221
		3,634,562

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Industrial Conglomerates – 0.9%
3M Co.	18,900	$3,595,914
Carlisle Cos., Inc.	1,764	170,385
General Electric Co.	447,300	4,517,730
Honeywell International, Inc.	24,192	3,503,486
Roper Technologies, Inc.	3,276	926,780
		12,714,295
Insurance – 3.3%
Aflac, Inc.	50,148	2,159,874
Alleghany Corp.	504	302,743
Allstate Corp. (The)	18,144	1,736,744
Ambac Financial Group, Inc.*	6,048	124,468
American Equity Investment Life Holding Co.	27,216	849,683
American Financial Group, Inc.	1,764	176,453
American International Group, Inc.	47,880	1,976,965
American National Insurance Co.	3,276	403,734
AMERISAFE, Inc.	1,764	114,819
AmTrust Financial Services, Inc.	19,404	278,253
Aon plc	9,072	1,416,865
Arch Capital Group Ltd.*	15,120	428,954
Argo Group International Holdings Ltd.	9,247	569,708
Arthur J Gallagher & Co.	9,072	671,419
Aspen Insurance Holdings Ltd.	16,884	707,102
Assurant, Inc.	3,276	318,460
Assured Guaranty Ltd.(a)	34,272	1,370,194
Athene Holding Ltd., Class A*	11,844	541,508
Axis Capital Holdings Ltd.(a)	3,276	182,768
Brighthouse Financial, Inc.*	13,356	529,298
Brown & Brown, Inc.	9,576	269,852
Chubb Ltd.	23,940	2,990,345
Cincinnati Financial Corp.(a)	5,544	435,980
CNO Financial Group, Inc.	64,260	1,214,514
Employers Holdings, Inc.	3,528	162,147

Investments	Shares	Value
Insurance – (continued)
Enstar Group Ltd.*	2,268	$411,869
Erie Indemnity Co., Class A	252	32,682
Everest Re Group Ltd.	1,260	274,504
FBL Financial Group, Inc., Class A	3,276	225,978
First American Financial Corp.	10,080	446,846
Genworth Financial, Inc., Class A*	193,032	826,177
Greenlight Capital Re Ltd., Class A* (a)	24,948	289,147
Hanover Insurance Group, Inc. (The)	7,812	870,101
Hartford Financial Services Group, Inc. (The)	14,616	663,859
HCI Group, Inc.	1,260	55,024
Health Insurance Innovations, Inc., Class A* (a)	2,520	123,228
Heritage Insurance Holdings, Inc.	2,520	35,179
Horace Mann Educators Corp.	11,088	435,537
James River Group Holdings Ltd.	3,780	145,530
Kemper Corp.	11,685	878,595
Lincoln National Corp.	15,624	940,409
Loews Corp.	17,892	833,051
Maiden Holdings Ltd.	36,792	129,140
Markel Corp.*	504	550,993
Marsh & McLennan Cos., Inc.	16,632	1,409,562
MBIA, Inc.* (a)	30,996	306,860
Mercury General Corp.(a)	7,812	463,330
MetLife, Inc.	52,164	2,148,635
National General Holdings Corp.	15,624	435,285
National Western Life Group, Inc., Class A	504	135,717
Navigators Group, Inc. (The)	7,056	487,922
Old Republic International Corp.	18,900	416,745
Primerica, Inc.	5,796	636,053
Principal Financial Group, Inc.	12,348	581,220

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
ProAssurance Corp.(a)	3,780	$166,018
Progressive Corp. (The)	24,948	1,738,876
Prudential Financial, Inc.	20,664	1,937,870
Reinsurance Group of America, Inc.	1,512	215,263
RenaissanceRe Holdings Ltd.(a)	2,268	277,059
RLI Corp.(a)	3,276	242,195
Safety Insurance Group, Inc.	2,520	209,866
Selective Insurance Group, Inc.(a)	9,324	604,661
Stewart Information Services Corp.	3,528	145,636
Third Point Reinsurance Ltd.*	31,752	351,177
Torchmark Corp.	5,544	469,355
Travelers Cos., Inc. (The)	16,128	2,018,097
United Fire Group, Inc.	6,048	325,564
Universal Insurance Holdings, Inc.(a)	8,064	338,527
Unum Group	10,080	365,501
White Mountains Insurance Group Ltd.	252	223,441
Willis Towers Watson plc	2,268	324,687
WR Berkley Corp.	3,528	267,775
		45,343,596
Interactive Media & Services – 2.7%
Alphabet, Inc., Class A*	8,316	9,069,263
Alphabet, Inc., Class C*	11,844	12,753,264
Care.com, Inc.*	2,268	39,917
Facebook, Inc., Class A*	83,412	12,661,107
IAC/InterActiveCorp*	1,260	247,703
Liberty TripAdvisor Holdings, Inc., Class A*	24,696	356,116
Snap, Inc., Class A* (a)	24,444	161,575
TripAdvisor, Inc.*	8,568	446,736
Twitter, Inc.*	18,396	639,261
XO Group, Inc.*	2,772	95,939
Yelp, Inc.*	2,268	97,116
Zillow Group, Inc., Class A* (a)	7,560	305,197

Investments	Shares	Value
Interactive Media & Services – (continued)
Zillow Group, Inc., Class C* (a)	3,276	$131,892
		37,005,086
Internet & Direct Marketing Retail – 2.1%
Amazon.com, Inc.*	13,608	21,745,720
Booking Holdings, Inc.*	1,512	2,834,365
eBay, Inc.*	35,784	1,038,809
Etsy, Inc.*	3,528	150,011
Expedia Group, Inc.	4,032	505,734
Groupon, Inc.* (a)	33,768	110,421
GrubHub, Inc.*	4,032	373,928
Liberty Expedia Holdings, Inc., Class A* (a)	9,828	426,732
MercadoLibre, Inc.(a)	1,260	408,870
Nutrisystem, Inc.(a)	4,536	161,300
PetMed Express, Inc.(a)	1,008	28,163
Quotient Technology, Inc.* (a)	2,772	35,676
Qurate Retail, Inc.*	45,512	998,533
Shutterfly, Inc.*	2,016	100,800
Stamps.com, Inc.*	1,512	305,681
Wayfair, Inc., Class A* (a)	2,520	277,931
		29,502,674
IT Services – 3.6%
Accenture plc, Class A	22,932	3,614,542
Akamai Technologies, Inc.*	6,300	455,175
Alliance Data Systems Corp.	2,772	571,531
Automatic Data Processing, Inc.	15,120	2,178,490
Black Knight, Inc.*	2,610	127,290
Booz Allen Hamilton Holding Corp.	10,836	536,816
Broadridge Financial Solutions, Inc.	3,276	383,096
CACI International, Inc., Class A*	8,568	1,529,045
Cardtronics plc, Class A* (a)	16,380	444,881
Cass Information Systems, Inc.	546	36,091
Cognizant Technology Solutions Corp., Class A	20,412	1,409,040
Conduent, Inc.* (a)	64,764	1,236,992

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
CoreLogic, Inc.* (a)	7,308	$296,851
CSG Systems International, Inc.	6,552	229,975
DXC Technology Co.	11,088	807,539
Endurance International Group Holdings, Inc.*	25,956	256,186
EPAM Systems, Inc.*	2,268	270,958
Euronet Worldwide, Inc.* (a)	4,284	476,295
Everi Holdings, Inc.*	15,624	112,493
EVERTEC, Inc.	15,876	414,046
ExlService Holdings, Inc.*	1,512	96,919
Fidelity National Information Services, Inc.	7,812	813,229
First Data Corp., Class A*	38,556	722,540
Fiserv, Inc.*	17,136	1,358,885
FleetCor Technologies, Inc.*	3,024	604,891
Gartner, Inc.* (a)	3,276	483,276
Genpact Ltd.	8,064	221,034
Global Payments, Inc.	5,040	575,719
Internap Corp.*	8,568	73,428
International Business Machines Corp.	37,800	4,363,254
Jack Henry & Associates, Inc.	2,268	339,815
Leidos Holdings, Inc.(a)	6,300	408,114
LiveRamp Holdings, Inc.*	3,024	138,136
ManTech International Corp., Class A	5,544	317,560
Mastercard, Inc., Class A	29,988	5,927,728
MAXIMUS, Inc.	5,292	343,821
MoneyGram International, Inc.*	16,380	69,451
Net 1 UEPS Technologies, Inc.*	18,900	127,953
NIC, Inc.	2,772	36,895
Paychex, Inc.	10,080	660,139
PayPal Holdings, Inc.*	34,020	2,864,144
Perficient, Inc.*	15,120	378,302
Presidio, Inc.	7,308	97,927
Sabre Corp.	6,048	149,083
Science Applications International Corp.	3,780	262,748
Square, Inc., Class A* (a)	3,780	277,641

Investments	Shares	Value
IT Services – (continued)
Sykes Enterprises, Inc.*	12,096	$370,984
Teradata Corp.* (a)	15,876	577,886
Total System Services, Inc.	6,048	551,275
Travelport Worldwide Ltd.	45,864	686,125
TTEC Holdings, Inc.	5,292	131,877
Twilio, Inc., Class A*	2,520	189,554
Unisys Corp.* (a)	9,072	167,016
VeriSign, Inc.*	3,276	466,961
Virtusa Corp.* (a)	9,072	449,881
Visa, Inc., Class A	60,732	8,371,906
Western Union Co. (The)	16,128	290,949
WEX, Inc.*	2,016	354,735
Worldpay, Inc.*	9,576	879,460
		50,588,573
Leisure Products – 0.2%
Acushnet Holdings Corp.	6,804	166,222
American Outdoor Brands Corp.*	26,964	368,867
Brunswick Corp.	6,552	340,638
Callaway Golf Co.	6,804	145,606
Hasbro, Inc.(a)	3,528	323,553
Mattel, Inc.* (a)	12,348	167,686
MCBC Holdings, Inc.*	3,780	112,190
Nautilus, Inc.* (a)	7,056	86,295
Polaris Industries, Inc.	3,024	269,076
Sturm Ruger & Co., Inc.(a)	5,544	329,258
Vista Outdoor, Inc.* (a)	12,852	160,650
		2,470,041
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	6,804	440,831
Bio-Rad Laboratories, Inc., Class A*	252	68,758
Bio-Techne Corp.	2,772	464,920
Bruker Corp.	6,048	189,484
Cambrex Corp.* (a)	5,040	268,582
Charles River Laboratories International, Inc.* (a)	3,780	460,480
Illumina, Inc.*	4,536	1,411,376
IQVIA Holdings, Inc.*	6,048	743,481
Mettler-Toledo International, Inc.*	1,008	551,194

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Life Sciences Tools & Services – (continued)
NeoGenomics, Inc.* (a)	5,292	$97,584
PerkinElmer, Inc.	2,268	196,137
Thermo Fisher Scientific, Inc.	13,356	3,120,629
Waters Corp.*	1,764	334,613
		8,348,069
Machinery – 2.0%
Actuant Corp., Class A(a)	1,260	30,051
AGCO Corp.	3,780	211,831
Alamo Group, Inc.	1,008	86,406
Albany International Corp., Class A	4,536	317,429
Altra Industrial Motion Corp.	1,512	48,792
American Railcar Industries, Inc.	1,512	105,704
Astec Industries, Inc.	2,016	75,822
Barnes Group, Inc.	8,064	456,422
Briggs & Stratton Corp.(a)	3,528	51,262
Caterpillar, Inc.(a)	22,680	2,751,538
Chart Industries, Inc.*	8,820	600,201
CIRCOR International, Inc.(a)	2,772	90,118
Colfax Corp.* (a)	12,852	360,242
Columbus McKinnon Corp.(a)	1,008	37,024
Crane Co.	6,300	548,352
Cummins, Inc.	8,820	1,205,606
Deere & Co.	12,348	1,672,413
Douglas Dynamics, Inc.(a)	2,520	109,343
Dover Corp.	6,552	542,768
Energy Recovery, Inc.* (a)	5,544	41,580
EnPro Industries, Inc.	1,260	78,372
ESCO Technologies, Inc.(a)	756	46,282
Federal Signal Corp.	5,796	127,454
Flowserve Corp.(a)	756	34,700
Fortive Corp.	8,064	598,752
Franklin Electric Co., Inc.(a)	1,764	74,829
Global Brass & Copper Holdings, Inc.	7,056	223,111
Gorman-Rupp Co. (The)	1,260	43,470
Graco, Inc.(a)	3,024	122,865
Greenbrier Cos., Inc. (The)	9,576	454,381
Hillenbrand, Inc.	12,096	579,398

Investments	Shares	Value
Machinery – (continued)
IDEX Corp.	1,764	$223,711
Illinois Tool Works, Inc.	11,592	1,478,791
Ingersoll-Rand plc	7,308	701,130
ITT, Inc.	7,056	356,328
John Bean Technologies Corp.(a)	4,284	445,407
Kadant, Inc.	3,780	373,086
Kennametal, Inc.(a)	12,600	446,670
Lincoln Electric Holdings, Inc.	1,764	142,725
Lindsay Corp.	252	24,096
Lydall, Inc.*	4,788	143,018
Manitowoc Co., Inc. (The)* (a)	2,123	38,808
Meritor, Inc.*	24,948	423,867
Middleby Corp. (The)* (a)	3,528	396,194
Mueller Industries, Inc.	5,544	134,996
Mueller Water Products, Inc., Class A	14,112	144,789
Navistar International Corp.* (a)	12,600	421,974
NN, Inc.(a)	2,772	32,155
Nordson Corp.	1,008	123,651
Oshkosh Corp.	5,040	282,946
PACCAR, Inc.	16,632	951,517
Parker-Hannifin Corp.	5,796	878,848
Park-Ohio Holdings Corp.	1,260	41,681
Pentair plc	3,024	121,414
Proto Labs, Inc.*	504	60,203
RBC Bearings, Inc.*	2,016	297,723
REV Group, Inc.(a)	4,284	46,738
Rexnord Corp.* (a)	41,832	1,121,516
Snap-on, Inc.(a)	1,512	232,757
SPX Corp.*	24,696	724,087
SPX FLOW, Inc.*	10,836	370,916
Standex International Corp.	2,268	183,980
Stanley Black & Decker, Inc.	5,292	616,624
Sun Hydraulics Corp.(a)	1,008	46,771
Tennant Co.(a)	1,260	77,011
Terex Corp.(a)	12,096	403,885
Timken Co. (The)	11,088	438,530
Titan International, Inc.	8,064	56,932
Toro Co. (The)(a)	9,072	511,026
TriMas Corp.*	11,340	333,963

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Trinity Industries, Inc.(a)	19,152	$546,790
Wabash National Corp.	20,412	308,221
WABCO Holdings, Inc.* (a)	1,764	189,542
Wabtec Corp.	2,016	165,352
Watts Water Technologies, Inc., Class A	2,520	176,526
Woodward, Inc.	5,040	371,146
Xylem, Inc.	3,780	247,892
		27,582,451
Marine – 0.0%(c)
Kirby Corp.* (a)	504	36,258
Matson, Inc.	13,356	468,528
		504,786
Media – 1.7%
Altice USA, Inc., Class A(a)	2,772	45,211
AMC Networks, Inc., Class A* (a)	23,436	1,372,881
CBS Corp. (Non-Voting), Class B	18,396	1,055,011
Central European Media Enterprises Ltd., Class A*	14,364	48,550
Charter Communications, Inc., Class A* (a)	7,812	2,502,730
Comcast Corp., Class A	244,944	9,342,164
Discovery, Inc., Class A*	252	8,162
Discovery, Inc., Class C*	25,034	733,747
DISH Network Corp., Class A*	5,292	162,676
Entercom Communications Corp., Class A(a)	48,888	317,283
Entravision Communications Corp., Class A	20,160	99,590
EW Scripps Co. (The), Class A(a)	4,536	76,296
Gannett Co., Inc.	21,672	210,218
GCI Liberty, Inc., Class A* (a)	1,260	59,636
Gray Television, Inc.* (a)	25,200	436,212
Interpublic Group of Cos., Inc. (The)	8,568	198,435

Investments	Shares	Value
Media – (continued)
John Wiley & Sons, Inc., Class A(a)	5,292	$287,038
Liberty Broadband Corp., Class A*	252	20,863
Liberty Broadband Corp., Class C* (a)	2,772	229,882
Liberty Media Corp-Liberty SiriusXM, Class A*	2,772	114,317
Liberty Media Corp-Liberty SiriusXM, Class C*	6,048	249,601
MDC Partners, Inc., Class A*	24,710	61,034
Meredith Corp.(a)	8,064	415,780
MSG Networks, Inc., Class A* (a)	16,632	424,948
National CineMedia, Inc.	22,176	198,475
New Media Investment Group, Inc.(a)	19,656	276,167
New York Times Co. (The), Class A	14,868	392,515
News Corp., Class B	1,512	20,170
Nexstar Media Group, Inc., Class A(a)	15,876	1,188,954
Omnicom Group, Inc.(a)	3,780	280,930
Scholastic Corp.	4,788	207,703
Sinclair Broadcast Group, Inc., Class A	32,508	931,029
Sirius XM Holdings, Inc.(a)	66,024	397,465
TEGNA, Inc.(a)	4,536	52,345
Tribune Media Co., Class A	12,852	488,505
WideOpenWest, Inc.*	14,616	142,360
		23,048,883
Metals & Mining – 0.7%
AK Steel Holding Corp.* (a)	73,332	271,328
Alcoa Corp.*	8,316	290,977
Allegheny Technologies, Inc.*	21,672	561,088
Carpenter Technology Corp.(a)	8,820	384,640
Century Aluminum Co.*	21,672	172,076
Cleveland-Cliffs, Inc.* (a)	111,384	1,198,492
Coeur Mining, Inc.*	22,932	109,615
Commercial Metals Co.(a)	37,044	706,059
Freeport-McMoRan, Inc.	66,528	775,051

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Hecla Mining Co.	50,904	$122,169
Kaiser Aluminum Corp.	3,780	360,499
Materion Corp.	1,512	85,927
McEwen Mining, Inc.(a)	18,144	35,562
Newmont Mining Corp.	19,152	592,180
Nucor Corp.	11,592	685,319
Reliance Steel & Aluminum Co.	504	39,776
Royal Gold, Inc.	2,268	173,797
Ryerson Holding Corp.*	8,316	76,341
Schnitzer Steel Industries, Inc., Class A	10,836	291,488
Steel Dynamics, Inc.	3,528	139,709
SunCoke Energy, Inc.*	37,296	417,715
TimkenSteel Corp.* (a)	29,232	339,968
United States Steel Corp.	40,320	1,069,690
Worthington Industries, Inc.	16,632	696,548
		9,596,014
Mortgage Real Estate Investment Trusts (REITs) – 0.8%
AG Mortgage Investment Trust, Inc.(a)	17,640	305,172
AGNC Investment Corp.(a)	37,548	669,856
Annaly Capital Management, Inc.	93,251	920,387
Anworth Mortgage Asset Corp.(a)	59,472	259,298
Apollo Commercial Real Estate Finance, Inc.(a)	20,160	377,194
ARMOUR Residential REIT, Inc.	18,396	400,665
Blackstone Mortgage Trust, Inc., Class A(a)	38,808	1,309,382
Capstead Mortgage Corp.(a)	43,344	297,340
Chimera Investment Corp.	77,364	1,438,970
Exantas Capital Corp.	7,308	82,873
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	1,764	36,603
Invesco Mortgage Capital, Inc.	47,628	718,230

Investments	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) – (continued)
Ladder Capital Corp.	24,696	$415,881
MFA Financial, Inc.	154,980	1,074,011
New Residential Investment Corp.	36,792	657,841
New York Mortgage Trust, Inc.(a)	49,644	304,814
Orchid Island Capital, Inc.(a)	21,924	143,383
PennyMac Mortgage Investment Trust	24,444	472,014
Redwood Trust, Inc.(a)	20,160	331,027
Starwood Property Trust, Inc.	1,008	21,894
Two Harbors Investment Corp.	83,664	1,229,024
Western Asset Mortgage Capital Corp.	6,300	62,811
		11,528,670
Multiline Retail – 0.6%
Big Lots, Inc.(a)	9,324	387,133
Dillard’s, Inc., Class A(a)	5,544	390,409
Dollar General Corp.	12,348	1,375,320
Dollar Tree, Inc.*	16,380	1,380,834
JC Penney Co., Inc.* (a)	126,000	185,220
Kohl’s Corp.(a)	7,560	572,519
Macy’s, Inc.(a)	10,332	354,284
Nordstrom, Inc.(a)	6,804	447,499
Target Corp.	32,256	2,697,569
		7,790,787
Multi-Utilities – 0.9%
Ameren Corp.	9,828	634,692
Avista Corp.(a)	10,836	557,187
Black Hills Corp.(a)	19,908	1,184,526
CenterPoint Energy, Inc.	19,908	537,715
CMS Energy Corp.	7,308	361,892
Consolidated Edison, Inc.	12,852	976,752
Dominion Energy, Inc.(a)	33,768	2,411,711
DTE Energy Co.	8,064	906,394
MDU Resources Group, Inc.	252	6,290
NiSource, Inc.	6,552	166,159
NorthWestern Corp.	12,348	725,568
Public Service Enterprise Group, Inc.	25,704	1,373,365
SCANA Corp.	13,356	534,908

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Multi-Utilities – (continued)
Sempra Energy(a)	8,820	$971,258
Unitil Corp.	3,024	143,670
Vectren Corp.	8,064	576,818
WEC Energy Group, Inc.	13,356	913,550
		12,982,455
Oil, Gas & Consumable Fuels – 5.2%
Anadarko Petroleum Corp.	18,396	978,667
Antero Resources Corp.*	252	4,004
Apache Corp.(a)	11,592	438,525
Arch Coal, Inc., Class A(a)	9,576	918,338
Bonanza Creek Energy, Inc.*	4,284	110,313
California Resources Corp.*	15,876	497,554
Callon Petroleum Co.* (a)	78,876	786,394
Carrizo Oil & Gas, Inc.* (a)	25,956	472,659
Cheniere Energy, Inc.*	8,316	502,370
Chesapeake Energy Corp.* (a)	346,500	1,216,215
Chevron Corp.	95,508	10,663,468
Cimarex Energy Co.(a)	2,772	220,291
Clean Energy Fuels Corp.*	90,468	199,934
CNX Resources Corp.*	16,128	252,403
Concho Resources, Inc.* (a)	5,990	833,149
ConocoPhillips	40,320	2,818,368
CONSOL Energy, Inc.*	5,846	232,905
Continental Resources, Inc.* (a)	4,788	252,232
CVR Energy, Inc.(a)	4,536	195,048
Delek US Holdings, Inc.(a)	15,624	573,713
Denbury Resources, Inc.* (a)	129,780	447,741
Devon Energy Corp.	15,876	514,382
Diamondback Energy, Inc.	3,276	368,091
Dorian LPG Ltd.*	765	6,082
Eclipse Resources Corp.* (a)	32,760	37,346
Energen Corp.*	1,008	72,546
EOG Resources, Inc.	23,436	2,468,748
EP Energy Corp., Class A* (a)	12,600	22,680
EQT Corp.(a)	9,576	325,297
Extraction Oil & Gas, Inc.* (a)	7,560	60,404

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Exxon Mobil Corp.	204,372	$16,284,361
Gran Tierra Energy, Inc.*	151,704	462,697
Green Plains, Inc.(a)	3,780	64,411
Gulfport Energy Corp.* (a)	55,692	507,354
Halcon Resources Corp.* (a)	15,372	51,035
Hess Corp.	8,064	462,874
HighPoint Resources Corp.* (a)	30,744	114,368
HollyFrontier Corp.	17,892	1,206,637
International Seaways, Inc.*	11,340	243,923
Kinder Morgan, Inc.	69,804	1,188,064
Kosmos Energy Ltd.* (a)	4,788	31,074
Laredo Petroleum, Inc.*	66,024	345,966
Marathon Oil Corp.	62,496	1,186,799
Marathon Petroleum Corp.	47,435	3,341,796
Matador Resources Co.* (a)	6,048	174,424
Midstates Petroleum Co., Inc.* (a)	10,584	76,311
Murphy Oil Corp.(a)	1,008	32,115
Newfield Exploration Co.*	5,040	101,808
Noble Energy, Inc.(a)	16,380	407,043
Oasis Petroleum, Inc.* (a)	98,280	988,697
Occidental Petroleum Corp.	15,876	1,064,803
ONEOK, Inc.	5,544	363,686
Par Pacific Holdings, Inc.*	4,536	80,197
Parsley Energy, Inc., Class A*	7,812	182,957
PBF Energy, Inc., Class A	52,668	2,204,156
PDC Energy, Inc.* (a)	1,512	64,184
Peabody Energy Corp.(a)	37,548	1,331,077
Penn Virginia Corp.* (a)	2,772	190,658
Phillips 66	19,152	1,969,209
Pioneer Natural Resources Co.	5,292	779,353
QEP Resources, Inc.*	100,296	893,637
Range Resources Corp.	75,852	1,202,254
Renewable Energy Group, Inc.* (a)	2,268	70,490
Resolute Energy Corp.* (a)	4,788	133,250
REX American Resources Corp.*	1,512	112,145
Sanchez Energy Corp.* (a)	40,320	66,931
SandRidge Energy, Inc.*	12,852	115,025

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
SemGroup Corp., Class A(a)	3,780	$69,892
SM Energy Co.(a)	8,064	196,278
Southwestern Energy Co.* (a)	237,888	1,270,322
SRC Energy, Inc.* (a)	85,932	608,399
Targa Resources Corp.(a)	10,836	559,896
Ultra Petroleum Corp.* (a)	87,696	105,235
Valero Energy Corp.	22,176	2,020,012
W&T Offshore, Inc.* (a)	19,404	130,783
Whiting Petroleum Corp.* (a)	25,956	968,159
WildHorse Resource Development Corp.*	5,544	117,588
Williams Cos., Inc. (The)	29,232	711,215
World Fuel Services Corp.(a)	24,696	790,272
WPX Energy, Inc.*	40,572	650,775
		72,784,462
Paper & Forest Products – 0.3%
Boise Cascade Co.	6,300	193,977
Clearwater Paper Corp.* (a)	4,788	115,582
Domtar Corp.	23,436	1,085,321
KapStone Paper and Packaging Corp.	29,988	1,049,580
Louisiana-Pacific Corp.(a)	43,596	949,085
Mercer International, Inc.	20,916	318,133
Neenah, Inc.	3,024	243,311
PH Glatfelter Co.(a)	11,340	202,986
Resolute Forest Products, Inc.*	12,852	144,842
Schweitzer-Mauduit International, Inc.	6,048	193,052
Verso Corp., Class A* (a)	5,292	148,758
		4,644,627
Personal Products – 0.3%
Avon Products, Inc.*	174,384	341,793
Coty, Inc., Class A(a)	14,868	156,857
Edgewell Personal Care Co.* (a)	20,664	991,459
Estee Lauder Cos., Inc. (The), Class A	6,804	935,142

Investments	Shares	Value
Personal Products – (continued)
Herbalife Nutrition Ltd.*	13,104	$697,919
Inter Parfums, Inc.	2,772	163,520
Medifast, Inc.	1,512	320,060
Nu Skin Enterprises, Inc., Class A	7,560	530,863
Revlon, Inc., Class A* (a)	2,772	58,212
USANA Health Sciences, Inc.*	1,764	206,423
		4,402,248
Pharmaceuticals – 3.7%
Aerie Pharmaceuticals, Inc.* (a)	1,260	67,007
Akorn, Inc.*	2,268	15,128
Allergan plc	17,640	2,787,296
Amneal Pharmaceuticals, Inc.* (a)	3,276	60,442
Assertio Therapeutics, Inc.*	756	3,670
Bristol-Myers Squibb Co.	59,220	2,992,979
Collegium Pharmaceutical, Inc.*	7,560	121,338
Eli Lilly & Co.	28,224	3,060,611
Endo International plc* (a)	72,576	1,229,437
Horizon Pharma plc*	46,872	853,539
Innoviva, Inc.* (a)	25,452	355,310
Jazz Pharmaceuticals plc*	3,024	480,272
Johnson & Johnson	88,200	12,347,118
Lannett Co., Inc.* (a)	11,844	43,349
Mallinckrodt plc* (a)	36,792	922,008
Medicines Co. (The)* (a)	3,780	87,923
Merck & Co., Inc.(a)	112,140	8,254,625
Mylan NV*	16,380	511,875
Nektar Therapeutics* (a)	6,804	263,179
Omeros Corp.* (a)	1,260	19,240
Pacira Pharmaceuticals, Inc.*	1,260	61,601
Perrigo Co. plc(a)	7,056	496,037
Pfizer, Inc.	319,032	13,737,518
Prestige Consumer Healthcare, Inc.* (a)	18,144	656,087
Supernus Pharmaceuticals, Inc.* (a)	504	23,970
Zoetis, Inc.	14,112	1,272,197
		50,723,756

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Professional Services – 0.5%
ASGN, Inc.*	8,568	$574,741
CBIZ, Inc.*	11,844	262,700
CoStar Group, Inc.*	1,764	637,545
Dun & Bradstreet Corp. (The)	756	107,564
Equifax, Inc.	3,276	332,317
Exponent, Inc.	6,048	305,182
Forrester Research, Inc.	504	20,301
FTI Consulting, Inc.*	8,568	592,134
GP Strategies Corp.*	1,260	18,409
Heidrick & Struggles International, Inc.	1,764	60,876
Huron Consulting Group, Inc.*	4,788	260,898
ICF International, Inc.	4,284	315,474
IHS Markit Ltd.*	4,788	251,514
Insperity, Inc.(a)	5,040	553,644
Kelly Services, Inc., Class A	3,276	76,953
Kforce, Inc.	3,780	116,500
Korn/Ferry International	13,104	591,514
ManpowerGroup, Inc.	1,512	115,350
Mistras Group, Inc.*	252	5,015
Navigant Consulting, Inc.(a)	18,648	402,797
Nielsen Holdings plc	15,372	399,365
Resources Connection, Inc.	3,528	57,577
Robert Half International, Inc.	2,772	167,789
TriNet Group, Inc.*	2,520	118,415
TrueBlue, Inc.*	18,648	435,058
Verisk Analytics, Inc.*	4,284	513,394
WageWorks, Inc.* (a)	2,016	80,257
		7,373,283
Real Estate Management & Development – 0.2%
CBRE Group, Inc., Class A*	6,552	263,980
HFF, Inc., Class A	3,528	129,654
Howard Hughes Corp. (The)* (a)	1,008	112,412
Jones Lang LaSalle, Inc.	2,520	333,295
Kennedy-Wilson Holdings, Inc.(a)	42,588	808,321
Newmark Group, Inc., Class A	10,584	103,088
Realogy Holdings Corp.(a)	53,424	1,018,796

Investments	Shares	Value
Real Estate Management & Development – (continued)
St Joe Co. (The)* (a)	8,316	$126,320
		2,895,866
Road & Rail – 0.9%
AMERCO	504	164,546
ArcBest Corp.(a)	8,568	318,044
Avis Budget Group, Inc.* (a)	9,072	255,105
CSX Corp.	37,548	2,585,555
Genesee & Wyoming, Inc., Class A* (a)	504	39,932
Heartland Express, Inc.(a)	3,528	68,690
Hertz Global Holdings, Inc.* (a)	19,152	263,340
JB Hunt Transport Services, Inc.	1,764	195,116
Kansas City Southern	1,512	154,164
Knight-Swift Transportation Holdings, Inc.(a)	13,608	435,456
Landstar System, Inc.(a)	3,276	327,895
Marten Transport Ltd.	8,568	165,020
Norfolk Southern Corp.	12,600	2,114,658
Old Dominion Freight Line, Inc.	4,032	525,853
Ryder System, Inc.	15,372	850,225
Saia, Inc.*	7,056	443,540
Union Pacific Corp.	24,444	3,574,202
Werner Enterprises, Inc.(a)	1,260	40,559
		12,521,900
Semiconductors & Semiconductor Equipment – 3.2%
Advanced Energy Industries, Inc.* (a)	6,300	271,089
Advanced Micro Devices, Inc.* (a)	60,228	1,096,752
Ambarella, Inc.*	504	17,529
Amkor Technology, Inc.*	31,248	223,423
Analog Devices, Inc.	8,820	738,322
Applied Materials, Inc.	37,296	1,226,292
Axcelis Technologies, Inc.*	5,544	95,689
Broadcom, Inc.	21,924	4,899,795
Brooks Automation, Inc.(a)	5,292	164,211
Cabot Microelectronics Corp.	2,268	221,402
CEVA, Inc.* (a)	252	6,209

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
Cirrus Logic, Inc.* (a)	16,632	$622,702
Cohu, Inc.	264	5,491
Cypress Semiconductor Corp.(a)	41,580	538,045
Diodes, Inc.*	1,008	30,432
Entegris, Inc.	17,892	474,854
First Solar, Inc.* (a)	3,780	158,004
FormFactor, Inc.* (a)	18,144	222,083
Ichor Holdings Ltd.* (a)	6,804	120,771
Inphi Corp.*	2,520	80,640
Integrated Device Technology, Inc.*	13,608	636,990
Intel Corp.	236,628	11,093,121
KLA-Tencor Corp.	2,268	207,613
Kulicke & Soffa Industries, Inc.	9,072	184,434
Lam Research Corp.	6,804	964,331
Lattice Semiconductor Corp.*	8,064	48,465
Marvell Technology Group Ltd.(a)	16,823	276,065
Maxim Integrated Products, Inc.	8,568	428,571
MaxLinear, Inc.* (a)	2,016	39,131
Microchip Technology, Inc.(a)	4,284	281,802
Micron Technology, Inc.*	58,212	2,195,757
MKS Instruments, Inc.	5,544	408,537
Monolithic Power Systems, Inc.(a)	3,780	446,494
Nanometrics, Inc.*	252	8,079
NVIDIA Corp.	19,908	4,197,204
ON Semiconductor Corp.*	13,104	222,768
PDF Solutions, Inc.*	1,008	8,064
Photronics, Inc.* (a)	10,332	100,634
Power Integrations, Inc.	1,764	99,348
Qorvo, Inc.*	10,332	759,505
QUALCOMM, Inc.	81,648	5,134,843
Rambus, Inc.*	12,096	105,356
Rudolph Technologies, Inc.*	1,764	36,674
Silicon Laboratories, Inc.*	2,772	226,001
Skyworks Solutions, Inc.	4,788	415,407

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
SolarEdge Technologies, Inc.* (a)	7,560	$292,799
SunPower Corp.* (a)	5,040	30,290
Synaptics, Inc.* (a)	10,332	387,863
Teradyne, Inc.(a)	7,812	269,123
Texas Instruments, Inc.	32,004	2,970,931
Ultra Clean Holdings, Inc.* (a)	12,600	132,552
Universal Display Corp.(a)	1,512	185,991
Xilinx, Inc.	6,300	537,831
Xperi Corp.(a)	5,292	68,796
		44,615,105
Software – 4.4%
8x8, Inc.*	7,812	134,288
ACI Worldwide, Inc.* (a)	11,844	297,166
Adobe, Inc.*	15,372	3,777,823
ANSYS, Inc.*	3,024	452,239
Aspen Technology, Inc.*	6,552	556,199
Autodesk, Inc.*	6,552	846,846
Avaya Holdings Corp.*	19,908	326,889
Blackbaud, Inc.(a)	4,284	307,248
Bottomline Technologies DE, Inc.*	504	33,587
CA, Inc.	24,192	1,073,157
Cadence Design Systems, Inc.*	6,300	280,791
CDK Global, Inc.	4,536	259,641
Citrix Systems, Inc.*	5,040	516,449
Cornerstone OnDemand, Inc.*	2,016	99,288
Dell Technologies, Inc., Class V*	9,324	842,796
Digimarc Corp.* (a)	756	18,998
Ebix, Inc.(a)	4,536	259,958
Ellie Mae, Inc.* (a)	3,024	200,431
Envestnet, Inc.*	2,016	104,872
Fair Isaac Corp.* (a)	2,268	437,066
FireEye, Inc.* (a)	6,300	116,487
Fortinet, Inc.*	10,080	828,374
Guidewire Software, Inc.* (a)	2,520	224,204
Imperva, Inc.*	2,016	111,586

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
Intuit, Inc.	8,820	$1,861,020
j2 Global, Inc.(a)	15,372	1,119,696
LogMeIn, Inc.	2,520	217,022
Manhattan Associates, Inc.* (a)	4,032	192,488
Microsoft Corp.	266,112	28,423,423
MicroStrategy, Inc., Class A*	1,008	126,978
Monotype Imaging Holdings, Inc.	2,016	35,340
Nuance Communications, Inc.*	8,820	153,380
Nutanix, Inc., Class A*	3,276	135,987
OneSpan, Inc.*	3,276	48,075
Oracle Corp.	101,556	4,959,995
Pegasystems, Inc.	3,276	175,332
Progress Software Corp.	3,780	121,489
Proofpoint, Inc.*	3,024	275,033
PTC, Inc.* (a)	9,072	747,624
Qualys, Inc.* (a)	1,512	107,715
RealPage, Inc.*	252	13,356
Red Hat, Inc.*	4,788	821,812
salesforce.com, Inc.*	26,208	3,596,786
ServiceNow, Inc.*	3,276	593,087
Splunk, Inc.*	4,284	427,715
SPS Commerce, Inc.*	756	70,376
SS&C Technologies Holdings, Inc.	8,568	438,339
Symantec Corp.	17,640	320,166
Synopsys, Inc.*	4,536	406,108
Tableau Software, Inc., Class A* (a)	3,024	322,600
TiVo Corp.(a)	45,108	496,188
Trade Desk, Inc. (The), Class A* (a)	756	93,404
Tyler Technologies, Inc.*	2,016	426,707
Ultimate Software Group, Inc. (The)*	1,764	470,335
Verint Systems, Inc.*	20,664	943,725
VMware, Inc., Class A*	1,512	213,782
Workday, Inc., Class A* (a)	3,528	469,295
Zendesk, Inc.*	3,024	166,229
		61,096,990

Investments	Shares	Value
Specialty Retail – 3.0%
Aaron’s, Inc.(a)	23,688	$1,116,415
Abercrombie & Fitch Co., Class A(a)	25,452	501,404
Advance Auto Parts, Inc.	3,024	483,114
American Eagle Outfitters, Inc.	83,664	1,929,292
Asbury Automotive Group, Inc.*	9,576	623,398
Ascena Retail Group, Inc.* (a)	85,176	327,928
AutoNation, Inc.* (a)	22,176	897,684
AutoZone, Inc.*	1,008	739,338
Barnes & Noble Education, Inc.*	7,056	40,290
Barnes & Noble, Inc.(a)	11,088	70,187
Bed Bath & Beyond, Inc.(a)	504	6,925
Best Buy Co., Inc.	12,852	901,696
Buckle, Inc. (The)(a)	3,276	66,830
Burlington Stores, Inc.*	5,292	907,525
Caleres, Inc.	14,616	499,867
Camping World Holdings, Inc., Class A(a)	8,568	146,941
CarMax, Inc.* (a)	12,348	838,553
Cato Corp. (The), Class A	4,032	77,737
Chico’s FAS, Inc.	504	3,866
Children’s Place, Inc. (The)	2,016	301,190
Citi Trends, Inc.	2,520	63,832
Conn’s, Inc.*	8,316	231,018
Dick’s Sporting Goods, Inc.(a)	22,680	802,192
DSW, Inc., Class A(a)	17,388	461,651
Express, Inc.* (a)	24,696	217,572
Five Below, Inc.* (a)	1,764	200,778
Foot Locker, Inc.(a)	26,460	1,247,324
GameStop Corp., Class A(a)	35,028	511,409
Gap, Inc. (The)(a)	10,332	282,064
Genesco, Inc.* (a)	7,056	301,926
GNC Holdings, Inc., Class A* (a)	32,004	117,775
Group 1 Automotive, Inc.(a)	7,560	436,514
Haverty Furniture Cos., Inc.(a)	1,008	20,442
Hibbett Sports, Inc.* (a)	252	4,402

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Home Depot, Inc. (The)	39,312	$6,914,195
L Brands, Inc.	252	8,170
Lithia Motors, Inc., Class A(a)	8,316	740,789
Lowe’s Cos., Inc.	30,744	2,927,444
Lumber Liquidators Holdings, Inc.* (a)	8,316	99,459
MarineMax, Inc.* (a)	3,024	68,826
Michaels Cos., Inc. (The)* (a)	33,516	531,229
Monro, Inc.	2,268	168,739
Murphy USA, Inc.*	7,812	629,882
Office Depot, Inc.	189,756	485,775
O’Reilly Automotive, Inc.*	2,772	889,119
Party City Holdco, Inc.* (a)	16,380	171,499
Penske Automotive Group, Inc.(a)	11,844	525,637
RH* (a)	6,300	728,973
Ross Stores, Inc.	12,348	1,222,452
Sally Beauty Holdings, Inc.* (a)	22,428	399,443
Shoe Carnival, Inc.(a)	504	20,528
Signet Jewelers Ltd.(a)	21,420	1,200,591
Sleep Number Corp.* (a)	4,536	164,974
Sonic Automotive, Inc., Class A(a)	18,648	337,902
Tailored Brands, Inc.(a)	15,372	322,966
Tiffany & Co.	2,016	224,381
TJX Cos., Inc. (The)	25,200	2,768,976
Tractor Supply Co.	7,812	717,845
Ulta Beauty, Inc.*	1,512	415,074
Urban Outfitters, Inc.* (a)	27,972	1,103,775
Williams-Sonoma, Inc.(a)	27,720	1,646,014
Zumiez, Inc.* (a)	6,300	146,538
		40,960,274
Technology Hardware, Storage & Peripherals – 3.2%
3D Systems Corp.* (a)	18,144	219,180
Apple, Inc.	166,068	36,345,643
Cray, Inc.* (a)	2,520	57,179
Diebold Nixdorf, Inc.(a)	27,216	106,142
Electronics For Imaging, Inc.* (a)	6,804	207,182

Investments	Shares	Value
Technology Hardware, Storage & Peripherals – (continued)
Hewlett Packard Enterprise Co.	92,484	$1,410,381
HP, Inc.	79,632	1,922,317
NCR Corp.* (a)	40,824	1,096,124
NetApp, Inc.	14,616	1,147,210
Pure Storage, Inc., Class A* (a)	20,412	411,914
Seagate Technology plc(a)	12,600	506,898
Western Digital Corp.	10,080	434,146
Xerox Corp.	3,276	91,302
		43,955,618
Textiles, Apparel & Luxury Goods – 1.0%
Carter’s, Inc.(a)	4,284	411,178
Columbia Sportswear Co.	3,024	273,007
Crocs, Inc.*	10,332	212,219
Deckers Outdoor Corp.*	12,600	1,602,342
Fossil Group, Inc.* (a)	11,592	251,662
G-III Apparel Group Ltd.* (a)	10,332	411,834
Hanesbrands, Inc.(a)	5,544	95,135
Lululemon Athletica, Inc.*	3,024	425,568
Michael Kors Holdings Ltd.*	13,104	726,093
Movado Group, Inc.(a)	4,032	155,272
NIKE, Inc., Class B	48,132	3,611,825
Oxford Industries, Inc.(a)	4,536	403,613
PVH Corp.	6,552	791,416
Skechers U.S.A., Inc., Class A* (a)	50,148	1,432,729
Steven Madden Ltd.	6,414	200,566
Tapestry, Inc.	8,316	351,850
Under Armour, Inc., Class A* (a)	7,812	172,723
Under Armour, Inc., Class C* (a)	2,016	39,977
Unifi, Inc.*	1,008	23,073
Vera Bradley, Inc.* (a)	14,112	186,137
VF Corp.	16,380	1,357,575
Wolverine World Wide, Inc.(a)	36,540	1,285,112
		14,420,906
Thrifts & Mortgage Finance – 0.6%
Axos Financial, Inc.* (a)	20,412	619,708
Beneficial Bancorp, Inc.	5,544	86,653

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Thrifts & Mortgage Finance – (continued)
Capitol Federal Financial, Inc.(a)	1,260	$15,637
Dime Community Bancshares, Inc.	17,388	280,294
Essent Group Ltd.*	33,012	1,301,333
Federal Agricultural Mortgage Corp., Class C	5,040	351,994
Flagstar Bancorp, Inc.*	9,324	287,086
HomeStreet, Inc.*	6,552	170,221
LendingTree, Inc.* (a)	504	101,652
MGIC Investment Corp.* (a)	124,236	1,516,922
New York Community Bancorp, Inc.(a)	24,696	236,588
NMI Holdings, Inc., Class A*	10,080	213,091
Northfield Bancorp, Inc.	5,040	66,377
Northwest Bancshares, Inc.(a)	15,876	256,239
Ocwen Financial Corp.* (a)	32,760	114,660
Oritani Financial Corp.(a)	1,008	14,727
PennyMac Financial Services, Inc., Class A	4,788	95,712
Provident Financial Services, Inc.	13,860	338,184
Radian Group, Inc.	79,632	1,528,138
TFS Financial Corp.(a)	2,772	40,776
TrustCo Bank Corp.(a)	19,152	143,448
United Financial Bancorp, Inc.	2,772	42,827
Walker & Dunlop, Inc.	11,088	465,252
Washington Federal, Inc.	14,112	397,394
WSFS Financial Corp.	5,292	225,069
		8,909,982
Tobacco – 0.7%
Altria Group, Inc.	67,788	4,408,931
Philip Morris International, Inc.	54,180	4,771,633
Universal Corp.	7,812	530,122
Vector Group Ltd.	12,482	168,757
		9,879,443

Investments	Shares	Value
Trading Companies & Distributors – 0.7%
Air Lease Corp.(a)	34,776	$1,324,966
Applied Industrial Technologies, Inc.	5,544	364,407
Beacon Roofing Supply, Inc.* (a)	5,040	140,666
BMC Stock Holdings, Inc.*	6,804	113,899
CAI International, Inc.*	4,032	100,437
DXP Enterprises, Inc.*	4,032	128,137
Fastenal Co.	2,772	142,509
GATX Corp.(a)	19,404	1,453,942
GMS, Inc.*	7,560	124,286
H&E Equipment Services, Inc.	5,292	127,484
HD Supply Holdings, Inc.*	2,016	75,741
Herc Holdings, Inc.*	1,764	56,554
Kaman Corp.	6,300	400,176
MRC Global, Inc.* (a)	26,460	418,862
MSC Industrial Direct Co., Inc., Class A(a)	3,528	285,980
NOW, Inc.* (a)	38,808	498,295
Rush Enterprises, Inc., Class A	12,600	445,914
Triton International Ltd.(a)	15,120	486,410
United Rentals, Inc.*	4,536	544,637
Univar, Inc.*	17,892	440,501
Veritiv Corp.* (a)	3,780	126,025
Watsco, Inc.	2,268	336,072
WESCO International, Inc.*	12,348	619,623
WW Grainger, Inc.	1,512	429,363
		9,184,886
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp.(a)	21,924	810,092
Water Utilities – 0.1%
American States Water Co.	4,788	293,121
American Water Works Co., Inc.	4,032	356,953
Aqua America, Inc.	2,268	73,778
California Water Service Group	4,788	201,096
Connecticut Water Service, Inc.	504	34,837
SJW Group	756	45,912
		1,005,697

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Wireless Telecommunication Services – 0.2%
Boingo Wireless, Inc.*	4,788	$150,008
Gogo, Inc.* (a)	1,260	7,207
NII Holdings, Inc.* (a)	21,420	133,232
Shenandoah Telecommunications Co.	8,316	316,174
Spok Holdings, Inc.	2,772	38,863
Sprint Corp.*	44,604	272,977
Telephone & Data Systems, Inc.	10,332	318,536
T-Mobile US, Inc.*	12,096	829,181
United States Cellular Corp.*	1,008	48,152
		2,114,330
Total Common Stocks (Cost $999,061,680)		1,371,117,202
	Number of Rights
RIGHTS – 0.0%(c)
Chemicals – 0.0%(c)
A Schulman, Inc., CVR* ‡ (d)	8,177	16,354
Media – 0.0%(c)
Media General, Inc., CVR* ‡ (d)	22,261	2,226
Total Rights (Cost $–)		18,580
	Principal Amount
SECURITIES LENDING REINVESTMENTS(e) – 9.4%
BANK NOTES – 0.1%
Bank of America NA, Charlotte (ICE LIBOR USD 1 Month + 0.22%), 2.50%, 1/15/2019(f) (Cost $2,000,000)	$2,000,000	2,000,000

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – 3.9%
China Construction Bank Corp., New York
2.55%, 1/2/2019	$3,000,000	$2,999,145
Cooperatieve Rabobank UA, London (ICE LIBOR USD 3 Month + 0.17%), 2.64%, 4/18/2019(f)	2,000,000	2,000,000
Industrial & Commercial Bank of China Ltd., New York Branch
2.53%, 12/24/2018	3,000,000	3,000,000
KBC Bank NV, Brussels
2.40%, 12/27/2018	3,000,000	3,000,000
Mitsubishi UFJ Trust & Banking Corp., New York (ICE LIBOR USD 1 Month + 0.20%), 2.48%, 4/15/2019(f)	3,500,000	3,499,958
Mizuho Bank Ltd., New York (ICE LIBOR USD 1 Month + 0.25%), 2.53%, 12/10/2018(f)	3,000,000	3,000,000
Oversea-Chinese Banking Corp. Ltd., New York (ICE LIBOR USD 1 Month + 0.19%), 2.48%, 4/17/2019(f)	4,000,000	3,999,960
Royal Bank of Canada, New York (ICE LIBOR USD 1 Month + 0.21%), 2.50%, 9/17/2019(f)	3,000,000	3,000,234
Societe Generale, New York (ICE LIBOR USD 1 Month + 0.27%), 2.47%, 12/3/2018(f)	2,500,000	2,500,201
Standard Chartered, New York
2.41%, 11/9/2018	3,000,000	3,000,000
The Chiba Bank Ltd., New York Branch
2.40%, 11/30/2018	4,000,000	4,000,000

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
The Norinchukin Bank, London
2.45%, 1/14/2019	$4,000,000	$3,979,280
The Norinchukin Bank, New York
2.32%, 11/14/2018	1,500,000	1,499,963
The Sumitomo Bank Ltd., New York
2.35%, 11/1/2018	1,000,000	1,000,000
(ICE LIBOR USD 1 Month + 0.21%), 2.50%, 5/17/2019(f)	3,000,000	2,999,970
Toronto-Dominion Bank, New York
2.40%, 11/16/2018	2,000,000	2,000,000
(ICE LIBOR USD 1 Month + 0.21%), 2.50%, 9/17/2019(f)	2,000,000	1,999,980
Wells Fargo Bank (San Francisco) NA (ICE LIBOR USD 3 Month + 0.21%), 2.73%, 10/25/2019(f)	3,500,000	3,500,000
Westpac Banking Corp., New York (US Federal Funds Effective Rate (continuous series) + 0.45%), 2.65%, 2/15/2019(f)	2,000,000	1,999,994
Total Certificates of Deposit (Cost $52,980,148)		52,978,685

COMMERCIAL PAPER – 0.3%
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.43%), 2.69%, 2/1/2019(f) (g) (Cost $4,000,000)	4,000,000	4,002,768

Investments	Principal Amount	Value
FUNDING AGREEMENTS – 0.2%
United of Omaha Life Insurance (ICE LIBOR USD 3 Month + 0.12%), 2.45%, 11/30/2018(f) (Cost $3,000,000)	$3,000,000	$3,000,000
REPURCHASE AGREEMENTS – 4.9%
Citadel Clearing LLC, 2.80%, dated 10/31/2018, due 1/31/2019, repurchase price $5,035,778, collateralized by various Common Stocks; total market value $5,461,073	5,000,000	5,000,000
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $5,002,392, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $5,038,611	5,000,000	5,000,000
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $4,573,996, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $4,612,468	4,573,717	4,573,717

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
REPURCHASE AGREEMENTS – (continued)
Citigroup Global Markets, Ltd., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $5,000,306, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.50%, maturing 3/31/2019 – 5/15/2048; total market value $5,054,905	$5,000,000	$5,000,000
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $25,001,521, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $25,353,745	25,000,000	25,000,000
ML Pierce Fenner & Smith, Inc., 2.74%, dated 10/31/2018, due 1/31/2019, repurchase price $6,042,013, collateralized by various Common Stocks; total market value $6,673,847	6,000,000	6,000,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $8,100,531, collateralized by various Common Stocks; total market value $9,067,741	8,100,000	8,100,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $10,000,608, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.00%, maturing 11/15/2018 – 8/15/2047; total market value $10,152,325	$10,000,000	$10,000,000
Total Repurchase Agreements (Cost $68,673,717)		68,673,717
Total Securities Lending Reinvestments (Cost $130,653,865)		130,655,170
Total Investments – 108.2% (Cost $1,129,715,545)		1,501,790,952
Liabilities in excess of other assets – (8.2%)		(114,126,270)
NET ASSETS – 100.0%		$1,387,664,682

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $186,274,310, collateralized in the form of cash with a value of $130,654,828 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $42,889,498 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 15, 2018 – February 15, 2048 and $17,835,433 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from January 15, 2019 – July 22, 2068; a total value of $191,379,759.

(b)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(c)	Represents less than 0.05% of net assets.

(d)

Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $18,580, which represents approximately 0.00% of net assets of the Fund.

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $130,655,170.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(g)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Percentages shown are based on Net Assets.

Abbreviations

CVR – Contingent Value Rights

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$398,579,793
Aggregate gross unrealized depreciation	(26,251,039)
Net unrealized appreciation	$372,328,754
Federal income tax cost	$1,128,298,591

Investment in a company which was affiliated for the period ended October 31, 2018, was as follows:

Security	Value October 31, 2017	Purchases at Cost	Sales Proceeds	Shares October 31, 2018	Value October 31, 2018	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
Northern Trust Corp.	$686,811	$135,525	$14,108	8,602	$809,190	$(5,793)	$13,646	$6,755

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
Russell 2000 E-Mini Index	39	12/21/2018	USD	$2,948,205	$(305,969)
S&P 500 E-Mini Index	74	12/21/2018	USD	10,031,070	(560,857)
S&P Midcap 400 E-Mini Index	19	12/21/2018	USD	3,467,120	(296,781)
					$(1,163,607)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 97.9%
Aerospace & Defense – 0.8%
Airbus SE	18,711	$2,071,501
BAE Systems plc	98,577	662,281
Bombardier, Inc., Class B*	48,735	118,382
CAE, Inc.	7,384	130,559
Cobham plc*	74,453	102,410
Dassault Aviation SA	55	91,295
Elbit Systems Ltd.	412	49,256
Leonardo SpA	32,960	358,142
LISI	3,196	93,247
Maxar Technologies Ltd.(a)	3,111	46,620
Meggitt plc	37,665	254,974
MTU Aero Engines AG	1,458	310,243
QinetiQ Group plc	30,657	108,781
Rolls-Royce Holdings plc*	73,143	784,116
Rolls-Royce Holdings plc (Preference)* (b)	3,364,578	4,299
Saab AB, Class B	1,995	78,275
Safran SA	10,368	1,339,798
Senior plc	78,003	272,094
Singapore Technologies Engineering Ltd.	17,900	45,887
Thales SA	3,726	477,057
Ultra Electronics Holdings plc	6,262	115,058
		7,514,275
Air Freight & Logistics – 0.4%
Bollore SA	63,865	270,780
Cia de Distribucion Integral Logista Holdings SA	2,159	52,154
Deutsche Post AG (Registered)	23,976	759,290
Freightways Ltd.	12,987	62,586
ID Logistics Group*	81	13,675
Kerry Logistics Network Ltd.	40,500	64,164
Kintetsu World Express, Inc.	14,000	217,465
Konoike Transport Co. Ltd.	30,400	460,626
Mainfreight Ltd.	3,192	59,196
Oesterreichische Post AG	1,673	68,014
Panalpina Welttransport Holding AG (Registered)	680	83,149
PostNL NV(a)	317,749	941,827

Investments	Shares	Value
Air Freight & Logistics – (continued)
Royal Mail plc	43,335	$198,783
Singapore Post Ltd.	83,600	62,785
Yamato Holdings Co. Ltd.	12,600	344,991
		3,659,485
Airlines – 0.5%
Air Canada*	21,303	405,215
Air France-KLM* (a)	30,537	296,176
Air New Zealand Ltd.	30,617	55,980
ANA Holdings, Inc.	4,500	151,323
Cathay Pacific Airways Ltd.(a)	81,000	102,911
Chorus Aviation, Inc.(a)	92,988	489,280
Dart Group plc	77,760	844,542
Deutsche Lufthansa AG (Registered)	12,069	242,864
easyJet plc	16,686	255,846
Exchange Income Corp.(a)	15,714	361,605
Finnair OYJ(a)	45,522	342,225
International Consolidated Airlines Group SA, DI	42,606	328,490
Japan Airlines Co. Ltd.	8,600	306,111
Norwegian Air Shuttle ASA*	7,290	186,479
Qantas Airways Ltd.	54,082	209,668
SAS AB* (a)	88,913	201,180
Singapore Airlines Ltd.	12,000	82,149
WestJet Airlines Ltd.(a)	5,913	86,359
Wizz Air Holdings plc* (c)	2,172	71,352
		5,019,755
Auto Components – 2.2%
Aisan Industry Co. Ltd.	29,308	220,222
Aisin Seiki Co. Ltd.	9,400	369,403
ARB Corp. Ltd.(a)	997	12,232
Autoneum Holding AG(a)	1,539	298,345
Brembo SpA(a)	9,407	104,241
Bridgestone Corp.	26,700	1,032,228
Burelle SA	77	82,010
CIE Automotive SA	3,217	85,294
Cie Generale des Etablissements Michelin SCA	8,667	891,080
Cie Plastic Omnium SA	5,832	162,556
Continental AG	3,854	637,331

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
Daikyonishikawa Corp.	34,004	$325,412
Denso Corp.	20,600	921,802
Dometic Group AB(a) (d)	11,110	77,797
Eagle Industry Co. Ltd.	12,600	146,817
ElringKlinger AG	12,393	105,174
Exedy Corp.	2,800	69,122
Faurecia SA	4,293	208,722
FCC Co. Ltd.	5,300	131,214
Futaba Industrial Co. Ltd.	22,500	123,211
Gestamp Automocion SA(c)	12,716	80,684
G-Tekt Corp.	9,900	139,743
GUD Holdings Ltd.(a)	10,212	89,314
Hella GmbH & Co. KGaA	1,806	84,716
HI-LEX Corp.	11,264	236,548
Ichikoh Industries Ltd.	17,400	120,723
Kasai Kogyo Co. Ltd.	32,400	298,865
Keihin Corp.	12,300	242,937
Koito Manufacturing Co. Ltd.	3,200	152,550
KYB Corp.(a)	19,500	467,737
Leoni AG	24,202	885,185
Linamar Corp.	5,348	221,983
Magna International, Inc.	18,792	927,401
Martinrea International, Inc.	54,756	474,906
Mitsuba Corp.	18,200	143,691
Musashi Seimitsu Industry Co. Ltd.	37,400	545,814
NGK Spark Plug Co. Ltd.	7,400	150,288
NHK Spring Co. Ltd.	17,000	146,117
Nifco, Inc.(a)	2,400	54,675
Nippon Seiki Co. Ltd.	48,300	849,118
Nissin Kogyo Co. Ltd.	13,700	199,452
Nokian Renkaat OYJ	2,182	69,423
Pacific Industrial Co. Ltd.	50,900	744,636
Piolax, Inc.	24,300	530,119
Pirelli & C SpA* (c)	18,630	137,080
Press Kogyo Co. Ltd.	97,200	444,422
SAF-Holland SA(a)	26,649	388,907
Showa Corp.	41,400	573,375
Stanley Electric Co. Ltd.	3,800	112,631
Sumitomo Electric Industries Ltd.	56,700	774,723
Sumitomo Riko Co. Ltd.	36,900	305,061

Investments	Shares	Value
Auto Components – (continued)
Sumitomo Rubber Industries Ltd.	17,600	$253,423
Tachi-S Co. Ltd.	36,300	512,069
TI Fluid Systems plc(c)	171,558	453,761
Tokai Rika Co. Ltd.	2,600	47,505
Topre Corp.	6,000	124,939
Toyo Tire & Rubber Co. Ltd.(a)	12,600	211,014
Toyoda Gosei Co. Ltd.	7,800	168,296
Toyota Boshoku Corp.	10,700	178,910
Toyota Industries Corp.	9,500	467,192
TPR Co. Ltd.	17,100	416,837
TS Tech Co. Ltd.	9,200	264,942
Unipres Corp.	42,100	755,043
Valeo SA	9,595	310,385
Yokohama Rubber Co. Ltd. (The)(a)	8,000	155,385
		20,916,738
Automobiles – 2.6%
Bayerische Motoren Werke AG	15,714	1,357,256
Bayerische Motoren Werke AG (Preference)	7,452	563,181
Daimler AG (Registered)	50,301	2,984,182
Ferrari NV	3,726	436,950
Fiat Chrysler Automobiles NV*	52,812	804,830
Honda Motor Co. Ltd.	91,400	2,624,849
Isuzu Motors Ltd.	35,800	470,122
Mazda Motor Corp.	16,600	180,040
Mitsubishi Motors Corp.(a)	25,300	159,393
Nissan Motor Co. Ltd.	105,300	958,715
Peugeot SA	36,045	858,882
Piaggio & C SpA	30,294	64,908
Porsche Automobil Holding SE (Preference)	5,265	335,739
Renault SA	13,365	1,000,512
Subaru Corp.	30,400	822,393
Suzuki Motor Corp.	16,900	846,086
Toyota Motor Corp.	139,000	8,147,490
Volkswagen AG	3,321	548,625
Volkswagen AG (Preference)	7,047	1,187,789
Yamaha Motor Co. Ltd.	18,500	439,489
		24,791,431

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – 10.9%
77 Bank Ltd. (The)	10,300	$213,292
ABN AMRO Group NV, CVA(c)	14,256	350,515
Aichi Bank Ltd. (The)	8,500	324,997
Akita Bank Ltd. (The)	16,200	376,380
Aozora Bank Ltd.	4,300	148,407
Australia & New Zealand Banking Group Ltd.	144,261	2,651,212
Awa Bank Ltd. (The)(a)	2,800	76,293
Banca Monte dei Paschi di Siena SpA* (a)	60,183	99,046
Banca Popolare di Sondrio SCPA	49,067	155,000
Banco Bilbao Vizcaya Argentaria SA	327,402	1,812,153
Banco BPM SpA* (a)	16,020	30,150
Banco Comercial Portugues SA, Class R* (a)	822,393	221,958
Banco de Sabadell SA	178,848	236,080
Banco Espirito Santo SA (Registered)* ‡ (b)	48,647	—
Banco Santander SA	820,854	3,901,638
Bank Hapoalim BM	75,654	512,192
Bank Leumi Le-Israel BM	73,062	455,779
Bank of East Asia Ltd. (The)	52,589	170,391
Bank of Georgia Group plc	25,191	501,937
Bank of Ireland Group plc	43,659	309,916
Bank of Iwate Ltd. (The)	13,800	526,419
Bank of Kyoto Ltd. (The)	2,600	117,266
Bank of Montreal	31,914	2,392,001
Bank of Nova Scotia (The)	69,012	3,712,696
Bank of Okinawa Ltd. (The)	4,240	141,828
Bank of Queensland Ltd.(a)	798	5,458
Bank of the Ryukyus Ltd.	40,561	462,558
Bankia SA	84,879	267,262
Bankinter SA	28,156	231,099
Banque Cantonale de Geneve	1,296	250,593
Banque Cantonale Vaudoise (Registered)	186	139,236
Barclays plc	772,821	1,703,389
BAWAG Group AG(c)	4,860	210,023
Bendigo & Adelaide Bank Ltd.	3,078	22,317

Investments	Shares	Value
Banks – (continued)
Berner Kantonalbank AG (Registered)(a)	3,645	$768,208
BNP Paribas SA	57,915	3,027,078
BPER Banca(a)	63,261	240,694
Caisse Regionale de Credit Agricole Mutuel de Paris et d’Ile-de-France	7,695	750,690
CaixaBank SA	162,648	659,936
Canadian Imperial Bank of Commerce	22,923	1,984,304
Canadian Western Bank	1,531	35,697
Chiba Bank Ltd. (The)	34,000	215,710
Chugoku Bank Ltd. (The)	30,800	277,829
Collector AB* (a)	16,848	98,621
comdirect bank AG	7,483	88,686
Commerzbank AG*	29,322	277,049
Commonwealth Bank of Australia	50,301	2,468,107
Concordia Financial Group Ltd.	51,821	237,856
Credit Agricole SA	50,301	645,623
Credito Emiliano SpA(a)	31,418	187,602
Credito Valtellinese SpA* (a)	6,334,281	663,160
CYBG plc	75,903	260,696
Dah Sing Banking Group Ltd.	24,640	46,832
Dah Sing Financial Holdings Ltd.	5,340	28,643
Daishi Hokuetsu Financial Group, Inc.	14,300	514,448
Danske Bank A/S	33,372	640,356
DBS Group Holdings Ltd.	62,229	1,054,226
DNB ASA	55,485	1,007,054
Erste Group Bank AG*	13,932	568,283
FIBI Holdings Ltd.	9,123	243,087
FinecoBank Banca Fineco SpA	6,110	64,009
Fukui Bank Ltd. (The)	8,100	153,524
Fukuoka Financial Group, Inc.	6,000	147,907
Graubuendner Kantonalbank	81	115,956
Gunma Bank Ltd. (The)	14,900	67,598
Hang Seng Bank Ltd.	24,300	569,110
Heartland Bank Ltd.(b)	208,585	209,757
Hokkoku Bank Ltd. (The)(a)	26,000	956,094
HSBC Holdings plc	596,808	4,917,823
Hyakugo Bank Ltd. (The)	67,200	247,709
Hyakujushi Bank Ltd. (The)	24,300	621,846

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
ING Groep NV	192,375	$2,284,331
Intesa Sanpaolo SpA	895,005	1,980,509
Israel Discount Bank Ltd., Class A	72,098	235,730
Iyo Bank Ltd. (The)	29,000	172,425
Juroku Bank Ltd. (The)	34,300	776,237
Jyske Bank A/S (Registered)	7,047	288,207
KBC Group NV	10,287	709,831
Keiyo Bank Ltd. (The)	43,000	314,341
Kiyo Bank Ltd. (The)	59,000	877,772
Kyushu Financial Group, Inc.(a)	64,800	286,520
Laurentian Bank of Canada(a)	28,917	915,127
Liberbank SA*	1,951,938	916,063
Liechtensteinische Landesbank AG	9,639	622,860
Lloyds Banking Group plc	3,564,567	2,606,157
Luzerner Kantonalbank AG (Registered)(a)	259	130,028
Mebuki Financial Group, Inc.	48,610	148,602
Mediobanca Banca di Credito Finanziario SpA	52,083	457,466
Metro Bank plc* (a)	5,084	144,473
Mitsubishi UFJ Financial Group, Inc.	708,100	4,296,725
Miyazaki Bank Ltd. (The)	16,200	423,177
Mizrahi Tefahot Bank Ltd.	12,033	202,630
Mizuho Financial Group, Inc.	1,239,300	2,130,381
Musashino Bank Ltd. (The)	35,600	965,274
Nanto Bank Ltd. (The)	34,746	795,874
National Australia Bank Ltd.	73,224	1,308,336
National Bank of Canada	20,898	950,972
Nishi-Nippon Financial Holdings, Inc.	7,600	72,461
Nordea Bank Abp	148,797	1,295,749
North Pacific Bank Ltd.	38,600	115,949
Norwegian Finans Holding ASA*	2,660	23,847
Ogaki Kyoritsu Bank Ltd. (The)	27,100	601,529
Oita Bank Ltd. (The)	16,800	558,238
Oversea-Chinese Banking Corp. Ltd.(a)	145,073	1,125,133
Raiffeisen Bank International AG	2,465	67,311
Resona Holdings, Inc.	137,700	725,989

Investments	Shares	Value
Banks – (continued)
Ringkjoebing Landbobank A/S	1,100	$55,963
Royal Bank of Canada	41,715	3,046,871
Royal Bank of Scotland Group plc	304,398	919,465
San-In Godo Bank Ltd. (The)	24,800	188,546
Sbanken ASA(c)	65,913	658,742
Senshu Ikeda Holdings, Inc.	173,200	532,545
Seven Bank Ltd.(a)	48,600	152,016
Shiga Bank Ltd. (The)	1,000	23,287
Shikoku Bank Ltd. (The)	41,900	472,259
Shizuoka Bank Ltd. (The)	19,100	167,721
Skandinaviska Enskilda Banken AB, Class A	64,314	666,805
Skandinaviska Enskilda Banken AB, Class C	7,040	72,405
Societe Generale SA	35,640	1,311,604
Spar Nord Bank A/S	79,380	658,215
SpareBank 1 Nord Norge	65,367	524,183
Sparebank 1 Oestlandet	16,416	171,095
SpareBank 1 SMN	105,381	1,078,265
SpareBank 1 SR-Bank ASA	8,041	89,738
St Galler Kantonalbank AG (Registered)	110	54,240
Standard Chartered plc	63,261	444,170
Sumitomo Mitsui Financial Group, Inc.	74,900	2,929,499
Sumitomo Mitsui Trust Holdings, Inc.	22,600	899,955
Suruga Bank Ltd.(a)	8,000	37,783
Svenska Handelsbanken AB, Class A	32,686	355,982
Svenska Handelsbanken AB, Class B(a)	31,940	354,357
Swedbank AB, Class A	41,796	942,499
Sydbank A/S	4,698	108,662
TBC Bank Group plc	28,917	624,433
Toho Bank Ltd. (The)	22,732	80,772
Tokyo Kiraboshi Financial Group, Inc.	16,200	262,260
TOMONY Holdings, Inc.	107,400	417,780
Toronto-Dominion Bank (The)	55,647	3,094,537
Unicaja Banco SA(c)	143,613	184,037
UniCredit SpA	100,432	1,287,698

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Unione di Banche Italiane SpA(a)	38,394	$117,456
United Overseas Bank Ltd.	50,826	894,814
Valiant Holding AG (Registered)	11,421	1,292,086
Van Lanschot Kempen NV, CVA	27,378	671,597
Walliser Kantonalbank (Registered)	2,106	236,582
Westpac Banking Corp.	95,499	1,817,340
Yamagata Bank Ltd. (The)	2,200	44,641
Yamaguchi Financial Group, Inc.	19,200	202,965
Yamanashi Chuo Bank Ltd. (The)	16,200	231,972
		105,695,385
Beverages – 1.3%
AG Barr plc	4,785	46,711
Anheuser-Busch InBev SA/NV	28,629	2,113,017
Asahi Group Holdings Ltd.	17,000	748,359
Britvic plc	16,720	168,989
C&C Group plc	257,022	955,198
Carlsberg A/S, Class B	3,159	348,585
Coca-Cola Amatil Ltd.	36,612	257,152
Coca-Cola Bottlers Japan Holdings, Inc.	3,354	87,821
Coca-Cola European Partners plc	8,100	368,469
Coca-Cola HBC AG, DI*	7,791	229,959
Cott Corp.(a)	6,871	103,699
Davide Campari-Milano SpA	13,794	106,201
Diageo plc	78,570	2,719,139
Fevertree Drinks plc	3,795	134,853
Goldin Financial Holdings Ltd.*	60,000	21,430
Heineken Holding NV	4,698	407,215
Heineken NV	8,748	788,989
Ito En Ltd.(a)	800	34,097
Kirin Holdings Co. Ltd.	29,038	694,334
Molson Coors Canada, Inc., Class B	11,651	765,644
Pernod Ricard SA	6,723	1,026,838
Remy Cointreau SA	580	68,937
Royal Unibrew A/S	1,210	85,963
Sapporo Holdings Ltd.(a)	1,800	33,510
Suntory Beverage & Food Ltd.	3,000	122,414

Investments	Shares	Value
Beverages – (continued)
Takara Holdings, Inc.	8,600	$120,783
Treasury Wine Estates Ltd.	22,356	239,574
		12,797,880
Biotechnology – 0.7%
Abcam plc	10,049	154,081
Bavarian Nordic A/S*	3,807	88,140
BioGaia AB, Class B	1,134	45,969
Biotest AG (Preference)	972	25,826
Cellectis SA*	2,498	62,551
CSL Ltd.	13,932	1,856,369
Galapagos NV* (a)	1,680	172,650
Genmab A/S*	1,134	155,409
Genus plc	6,007	169,934
Grifols SA	10,206	291,295
Grifols SA (Preference), Class B	10,046	206,481
HEALIOS KK* (a)	1,100	15,547
Idorsia Ltd.*	1,863	36,134
Knight Therapeutics, Inc.*	11,684	69,931
Mesoblast Ltd.*	67,149	94,708
PeptiDream, Inc.* (a)	2,500	82,074
SanBio Co. Ltd.*	2,200	71,738
Shire plc	44,955	2,688,538
Swedish Orphan Biovitrum AB*	6,345	129,681
Vitrolife AB	4,445	65,977
		6,483,033
Building Products – 1.1%
AGC, Inc.	13,300	437,225
Aica Kogyo Co. Ltd.	1,500	44,659
Arbonia AG* (a)	3,800	47,750
Assa Abloy AB, Class B	32,319	645,340
Belimo Holding AG (Registered)	21	94,050
Bunka Shutter Co. Ltd.(a)	58,500	410,026
Central Glass Co. Ltd.(a)	32,600	704,834
Cie de Saint-Gobain	34,101	1,284,332
Daikin Industries Ltd.	8,700	1,011,807
dormakaba Holding AG* (a)	212	153,220
Geberit AG (Registered)	1,296	508,016
GWA Group Ltd.	99,387	193,712
Inwido AB(a)	22,194	148,248
James Halstead plc	23,166	114,257
Kingspan Group plc	4,835	210,367

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Building Products – (continued)
Lindab International AB	78,165	$547,344
LIXIL Group Corp.	5,200	82,017
Nibe Industrier AB, Class B	9,994	104,514
Nichias Corp.	6,500	141,917
Nichiha Corp.	8,100	178,644
Nippon Sheet Glass Co. Ltd.(a)	83,700	708,285
Nitto Boseki Co. Ltd.	34,200	678,212
Noritz Corp.	4,400	63,902
Okabe Co. Ltd.	37,300	331,504
Polypipe Group plc	29,851	141,507
Reliance Worldwide Corp. Ltd.(a)	52,795	187,467
Rockwool International A/S, Class A	220	62,979
Rockwool International A/S, Class B	82	28,044
Sanwa Holdings Corp.	9,800	115,059
Schweiter Technologies AG(a)	136	154,672
Sekisui Jushi Corp.	11,200	203,149
Takara Standard Co. Ltd.	41,876	647,871
Takasago Thermal Engineering Co. Ltd.	17,400	297,568
Tarkett SA	5,258	115,934
TOTO Ltd.	3,900	139,958
Uponor OYJ	4,466	48,451
		10,986,841
Capital Markets – 2.3%
3i Group plc	50,787	569,891
Amundi SA(c)	3,219	191,774
Anima Holding SpA(c)	27,311	114,495
Arko Holdings Ltd.*	62,127	31,963
Ashmore Group plc	23,895	107,533
ASX Ltd.	2,924	122,623
Avanza Bank Holding AB	1,367	73,198
Azimut Holding SpA(a)	1,350	16,650
Banca Generali SpA	7,557	145,819
Bolsas y Mercados Espanoles SHMSF SA	1,925	57,014
Brederode SA*	9,636	583,025
Brewin Dolphin Holdings plc	14,682	61,758

Investments	Shares	Value
Capital Markets – (continued)
Brookfield Asset Management, Inc., Class A	31,590	$1,292,225
Bure Equity AB	36,000	469,512
Burford Capital Ltd.	9,671	204,881
China LNG Group Ltd.* (a)	324,000	44,636
China Smarter Energy Group Holdings Ltd.*	162,000	15,499
CI Financial Corp.	3,159	46,835
Close Brothers Group plc(a)	16,196	304,622
CMBC Capital Holdings Ltd.* (a)	680,000	24,288
Credit Suisse Group AG (Registered)*	61,479	807,985
Daiwa Securities Group, Inc.	52,500	300,937
Deutsche Bank AG (Registered)	83,268	816,194
Deutsche Boerse AG	6,077	770,148
DWS Group GmbH & Co. KGaA* (c)	7,452	208,301
EFG International AG*	61,155	432,262
Euronext NV(c)	1,650	101,796
Fairfax India Holdings Corp.* (c)	9,963	126,430
Fiera Capital Corp.	50,537	476,797
Flow Traders(a) (c)	3,572	113,809
GAM Holding AG* (a)	22,437	130,487
Gimv NV	15,671	837,197
GMO Financial Holdings, Inc.	13,600	87,851
Haitong International Securities Group Ltd.(a)	253,301	82,717
Hargreaves Lansdown plc	5,061	120,798
Hong Kong Exchanges & Clearing Ltd.	36,637	972,076
IG Group Holdings plc	8,113	62,665
IGM Financial, Inc.	158	3,890
Intermediate Capital Group plc	18,306	222,677
Investec plc	40,014	247,459
IP Group plc*	18,946	25,903
Jafco Co. Ltd.	300	11,590
Japan Exchange Group, Inc.	19,200	344,683
Julius Baer Group Ltd.*	5,994	274,345
Jupiter Fund Management plc	39,320	169,313
Kingston Financial Group Ltd.	260,000	60,030
Leonteq AG*	920	43,499
London Stock Exchange Group plc	10,044	553,775

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
Macquarie Group Ltd.	11,988	$995,789
Magellan Financial Group Ltd.(a)	14,742	278,345
Man Group plc	103,437	205,453
Marusan Securities Co. Ltd.	3,500	26,950
Mason Group Holdings Ltd.*	2,078,905	37,657
Monex Group, Inc.(a)	15,400	60,724
Natixis SA	75,249	440,458
NEX Group plc	9,118	132,350
Nomura Holdings, Inc.	141,500	686,467
Okasan Securities Group, Inc.	144,700	693,657
Partners Group Holding AG	567	404,436
Pendal Group Ltd.(a)	25,924	149,378
Rathbone Brothers plc	1,140	33,532
Ratos AB, Class B	38,880	105,158
Rothschild & Co.	6,804	271,752
Sanne Group plc	13,604	97,342
SBI Holdings, Inc.	11,200	293,857
Schroders plc	6,275	214,879
Schroders plc (Non-Voting)	4,377	124,997
St James’s Place plc	29,727	384,965
Thomson Reuters Corp.(a)	12,312	574,419
TMX Group Ltd.	1,545	97,400
Tokai Tokyo Financial Holdings, Inc.	13,200	68,190
TP ICAP plc	37,017	137,166
UBS Group AG (Registered)*	191,484	2,682,185
Value Partners Group Ltd.(a)	8,000	5,939
Vontobel Holding AG (Registered)	339	21,063
Vostok New Ventures Ltd., SDR*	8,501	64,736
VZ Holding AG	217	61,590
Yunfeng Financial Group Ltd.*	136,000	66,791
		22,301,480
Chemicals – 2.8%
ADEKA Corp.	4,200	62,411
Air Liquide SA	12,202	1,479,326
Air Water, Inc.	6,000	97,346
Akzo Nobel NV	7,569	637,029
Arkema SA	3,726	391,693
Asahi Kasei Corp.	60,300	725,064

Investments	Shares	Value
Chemicals – (continued)
BASF SE	26,325	$2,029,168
Borregaard ASA(a)	6,375	57,645
C Uyemura & Co. Ltd.	4,300	274,715
Chr Hansen Holding A/S	2,916	294,846
Chugoku Marine Paints Ltd.(a)	26,100	209,762
CI Takiron Corp.	63,800	327,324
Clariant AG (Registered)*	12,583	271,575
Corbion NV	3,198	97,255
Covestro AG(c)	12,555	812,557
Croda International plc	4,779	294,327
Daicel Corp.	15,700	166,244
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	16,200	479,447
Denka Co. Ltd.	2,600	84,781
DIC Corp.	2,899	85,669
DuluxGroup Ltd.	12,466	65,381
Elementis plc	47,373	124,088
EMS-Chemie Holding AG (Registered)	114	62,899
Essentra plc	27,894	136,151
Evonik Industries AG	8,586	266,557
FUCHS PETROLUB SE	216	9,373
FUCHS PETROLUB SE (Preference)	2,151	99,779
Fujimori Kogyo Co. Ltd.	3,600	104,630
Fuso Chemical Co. Ltd.(a)	1,100	21,989
Givaudan SA (Registered)	243	590,409
Hexpol AB	8,424	78,067
Hitachi Chemical Co. Ltd.(a)	10,300	162,548
Incitec Pivot Ltd.	54,091	149,514
Ishihara Sangyo Kaisha Ltd.*	22,900	273,936
Israel Chemicals Ltd.	29,862	172,167
Israel Corp. Ltd. (The)	243	71,094
Johnson Matthey plc	10,854	412,316
JSP Corp.	10,300	202,979
JSR Corp.	8,300	123,998
K+S AG (Registered)	5,994	111,856
Kaneka Corp.	4,400	184,024
Kansai Paint Co. Ltd.(a)	6,100	90,320
Kanto Denka Kogyo Co. Ltd.	34,800	316,686
Kemira OYJ	4,535	55,649
KH Neochem Co. Ltd.(a)	9,900	280,714
Koninklijke DSM NV	5,715	501,065

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Konishi Co. Ltd.(a)	16,200	$227,235
Kumiai Chemical Industry Co. Ltd.(a)	29,948	186,288
Kuraray Co. Ltd.	9,500	130,898
Kureha Corp.	3,800	244,792
LANXESS AG	2,603	161,505
Lenzing AG(a)	2,085	189,347
Lintec Corp.	1,800	42,618
Methanex Corp.	5,265	341,779
Mitsubishi Chemical Holdings Corp.	73,400	573,060
Mitsubishi Gas Chemical Co., Inc.	9,000	151,602
Mitsui Chemicals, Inc.	8,400	188,685
Nihon Parkerizing Co. Ltd.	7,600	91,789
Nippon Kayaku Co. Ltd.(a)	15,100	180,362
Nippon Paint Holdings Co. Ltd.(a)	5,200	162,882
Nippon Shokubai Co. Ltd.	400	25,803
Nippon Soda Co. Ltd.	11,239	293,187
Nissan Chemical Corp.	3,800	179,806
Nitto Denko Corp.	3,300	206,968
NOF Corp.	2,000	56,799
Novozymes A/S, Class B	7,047	348,353
Nufarm Ltd.	18,010	72,758
Nutrien Ltd.	19,452	1,032,256
OCI NV*	2,358	67,167
Okamoto Industries, Inc.	600	27,008
Orica Ltd.	4,722	57,430
Osaka Soda Co. Ltd.	17,000	400,239
Sakata INX Corp.	32,800	325,806
Sanyo Chemical Industries Ltd.	11,500	527,845
Sekisui Plastics Co. Ltd.	8,100	63,017
Shikoku Chemicals Corp.	10,000	102,432
Shin-Etsu Chemical Co. Ltd.	10,600	889,384
Shin-Etsu Polymer Co. Ltd.	23,200	169,804
Showa Denko KK	9,800	428,107
Sika AG (Registered)	4,860	624,229
Sirius Minerals plc* (a)	374,953	110,384
SOL SpA	3,009	36,275
Solvay SA	4,860	554,242
Sumitomo Bakelite Co. Ltd.	3,000	108,591

Investments	Shares	Value
Chemicals – (continued)
Sumitomo Chemical Co. Ltd.	75,000	$376,146
Sumitomo Seika Chemicals Co. Ltd.	8,100	404,803
Symrise AG	3,645	306,278
Synthomer plc	12,732	72,231
T Hasegawa Co. Ltd.	900	16,013
Taiyo Holdings Co. Ltd.	900	32,178
Taiyo Nippon Sanso Corp.(a)	7,200	115,922
Takasago International Corp.	16,200	516,052
Teijin Ltd.	8,200	142,413
Tenma Corp.	8,100	141,035
Tessenderlo Group SA*	779	27,450
Toagosei Co. Ltd.	6,900	70,923
Tokai Carbon Co. Ltd.(a)	11,000	172,132
Tokuyama Corp.	2,500	56,134
Tokyo Ohka Kogyo Co. Ltd.	700	18,794
Toray Industries, Inc.	35,400	251,537
Tosoh Corp.	22,100	292,369
Toyo Ink SC Holdings Co. Ltd.	1,600	37,273
Ube Industries Ltd.	9,500	207,753
Umicore SA	6,237	293,910
Victrex plc	3,740	126,733
Wacker Chemie AG	884	79,188
Yara International ASA	6,318	272,642
Zeon Corp.	8,000	77,480
		27,234,494
Commercial Services & Supplies – 1.0%
Babcock International Group plc	24,138	188,508
Bell System24 Holdings, Inc.(a)	5,600	74,035
Bilfinger SE	2,914	127,182
Bingo Industries Ltd.(a) (c)	9,500	16,092
Boyd Group Income Fund	300	27,484
Brambles Ltd.	65,020	489,401
Bravida Holding AB(c)	12,702	93,461
Caverion OYJ* (a)	9,768	61,149
CITIC Envirotech Ltd.	534,600	154,419
Cleanaway Waste Management Ltd.	120,181	153,321
Coor Service Management Holding AB(c)	51,790	365,488
Dai Nippon Printing Co. Ltd.	3,900	87,604
Daiseki Co. Ltd.	2,500	59,235

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Commercial Services & Supplies – (continued)
Derichebourg SA	18,063	$87,186
Downer EDI Ltd.	45,846	224,854
Duskin Co. Ltd.	5,700	129,703
Edenred	5,681	215,828
Elis SA(a)	7,711	155,780
Elis SA – XLON	4,520	91,289
G4S plc(a)	26,320	72,305
HomeServe plc	11,489	139,681
Intrum AB(a)	9,448	241,273
ISS A/S	12,330	405,588
IWG plc	39,525	116,157
Kokuyo Co. Ltd.	5,600	88,524
Lassila & Tikanoja OYJ	28,642	516,000
Loomis AB, Class B	3,071	95,090
Mitie Group plc(a)	227,755	422,843
Mitsubishi Pencil Co. Ltd.	1,800	31,389
Nippon Kanzai Co. Ltd.	1,300	23,718
Okamura Corp.	17,200	234,099
Park24 Co. Ltd.(a)	2,200	57,917
PayPoint plc	3,648	36,870
Pilot Corp.(a)	500	27,646
Prestige International, Inc.	2,000	22,755
Prosegur Cash SA(c)	25,272	50,110
Prosegur Cia de Seguridad SA	11,866	65,987
Realord Group Holdings Ltd.*	32,000	18,573
Relia, Inc.	2,100	23,241
Renewi plc	417,150	273,436
Rentokil Initial plc	59,292	239,554
Restore plc	5,184	29,476
Ritchie Bros Auctioneers, Inc.	4,230	142,627
Sato Holdings Corp.	1,100	32,555
Secom Co. Ltd.	5,400	442,651
Securitas AB, Class B	7,047	121,013
Serco Group plc*	57,046	70,048
SG Fleet Group Ltd.	19,475	46,102
SmartGroup Corp. Ltd.	918	6,487
Societe BIC SA	1,944	186,344
Sohgo Security Services Co. Ltd.	2,900	129,254
SPIE SA(a)	2,168	34,071
Tomra Systems ASA	2,590	64,404
Toppan Forms Co. Ltd.	21,400	194,933

Investments	Shares	Value
Commercial Services & Supplies – (continued)
Toppan Printing Co. Ltd.	23,000	$325,878
Transcontinental, Inc., Class A	61,155	1,009,122
Waste Connections, Inc.	9,315	713,849
		9,553,589
Communications Equipment – 0.2%
Nokia OYJ	203,715	1,154,096
Sierra Wireless, Inc.* (a)	7,371	133,192
Telefonaktiebolaget LM Ericsson, Class A	28,338	251,764
Telefonaktiebolaget LM Ericsson, Class B	73,883	644,921
		2,183,973
Construction & Engineering – 2.6%
ACS Actividades de Construccion y Servicios SA	17,331	650,177
Aecon Group, Inc.	294	4,238
AF Gruppen ASA	2,860	43,385
Arcadis NV(a)	65,006	880,178
Badger Daylighting Ltd.(a)	2,812	56,957
Balfour Beatty plc	48,322	162,447
Boskalis Westminster	218	6,289
Bouygues SA	15,390	562,190
Chiyoda Corp.	4,000	19,919
Cie d’Entreprises CFE	842	89,392
CIMIC Group Ltd.	5,661	189,739
COMSYS Holdings Corp.	4,300	119,831
Dai-Dan Co. Ltd.	16,200	381,404
Daiho Corp.(a)	16,200	446,431
Eiffage SA	3,078	301,392
Elecnor SA	16,848	213,804
Electra Ltd.	972	235,414
Ferrovial SA	22,975	460,763
FLSmidth & Co. A/S(a)	2,798	146,981
Fomento de Construcciones y Contratas SA*	3,420	45,570
Fukuda Corp.	6,000	246,688
Galliford Try plc	76,909	858,884
Gold-Finance Holdings Ltd.* (c)	89,827	20,052
Hazama Ando Corp.(a)	32,400	223,359
Hibiya Engineering Ltd.	17,800	293,683
HOCHTIEF AG	602	89,355

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction & Engineering – (continued)
Hong Kong International Construction Investment Management Group Co. Ltd.	162,000	$45,463
Implenia AG (Registered)(a)	11,206	623,855
JGC Corp.	13,400	260,152
John Laing Group plc(a) (c)	408,645	1,630,140
Kajima Corp.	35,500	458,004
Kandenko Co. Ltd.	3,000	30,623
Keller Group plc	65,286	540,556
Kier Group plc(a)	66,096	740,241
Kinden Corp.	7,500	120,287
Koninklijke BAM Groep NV(a)	148,622	512,093
Koninklijke Volkerwessels NV	14,337	255,039
Kumagai Gumi Co. Ltd.	6,500	169,678
Kyowa Exeo Corp.	3,900	105,055
Kyudenko Corp.	2,100	76,572
Lehto Group OYJ(a)	8,640	45,032
Maeda Corp.	16,100	182,035
Maeda Road Construction Co. Ltd.	3,000	54,734
Maire Tecnimont SpA	81,567	357,479
Mirait Holdings Corp.(a)	13,700	221,181
Monadelphous Group Ltd.(a)	9,080	92,606
Mota-Engil SGPS SA*	16,605	33,076
NCC AB, Class B	246	3,674
Nippo Corp.	2,000	32,927
Nippon Densetsu Kogyo Co. Ltd.	1,700	34,466
Nippon Koei Co. Ltd.	8,100	182,305
Nippon Road Co. Ltd. (The)(a)	8,100	447,149
Nishimatsu Construction Co. Ltd.	2,600	60,522
Obayashi Corp.	57,100	504,441
Obrascon Huarte Lain SA(a)	209,823	240,117
Okumura Corp.	3,000	94,502
Peab AB	3,999	35,266
Penta-Ocean Construction Co. Ltd.	17,100	102,429
Porr Ag(a)	8,181	221,541
Raito Kogyo Co. Ltd.	32,400	437,818
RCR Tomlinson Ltd.(a)	28,512	18,288
Sacyr SA	316,231	764,982
Salini Impregilo SpA	51,840	114,420
Sanki Engineering Co. Ltd.	34,000	332,604

Investments	Shares	Value
Construction & Engineering – (continued)
Shapir Engineering and Industry Ltd.	18,954	$68,948
Shikun & Binui Ltd.*	237,414	452,159
Shimizu Corp.	30,900	250,803
Shinnihon Corp.	16,200	153,595
SHO-BOND Holdings Co. Ltd.	600	42,745
Skanska AB, Class B	591	9,315
SNC-Lavalin Group, Inc.(a)	10,773	385,556
Strabag SE	2,511	88,340
Sumitomo Mitsui Construction Co. Ltd.	139,340	875,389
Sweco AB, Class B	3,381	76,352
Taikisha Ltd.	4,500	127,199
Taisei Corp.	11,600	496,974
Takamatsu Construction Group Co. Ltd.	13,500	344,633
Toa Corp.(a)	16,200	272,883
Toda Corp.	9,000	60,689
Toenec Corp.	8,100	233,982
Tokyu Construction Co. Ltd.	65,600	594,065
Toshiba Plant Systems & Services Corp.	3,800	77,714
Totetsu Kogyo Co. Ltd.	1,800	44,452
Veidekke ASA(a)	14,056	147,167
Vinci SA(a)	17,577	1,570,944
WSP Global, Inc.	1,210	60,553
YIT OYJ(a)	192,861	1,099,161
Yokogawa Bridge Holdings Corp.	35,500	576,279
Yurtec Corp.	32,200	243,094
		25,282,865
Construction Materials – 0.4%
Adelaide Brighton Ltd.	26,716	107,361
Boral Ltd.	64,628	256,967
Breedon Group plc*	96,947	88,694
Brickworks Ltd.	21,546	257,312
Buzzi Unicem SpA(a)	5,653	108,727
Buzzi Unicem SpA (Retirement Savings Plan)	1,925	21,637
Cementir Holding SpA	22,032	135,551
CRH plc	19,440	583,479
CSR Ltd.(a)	54,796	137,093

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction Materials – (continued)
Fletcher Building Ltd.* (a)	45,569	$179,730
Forterra plc(c)	226,638	638,539
HeidelbergCement AG	4,860	330,397
Ibstock plc(c)	82,187	235,652
Imerys SA	1,473	90,960
James Hardie Industries plc, CHDI	14,275	190,106
LafargeHolcim Ltd. (Registered)*	10,692	495,856
Sumitomo Osaka Cement Co. Ltd.(a)	1,700	63,267
Vicat SA	2,147	115,551
Wienerberger AG	4,646	106,967
		4,143,846
Consumer Finance – 0.6%
Acom Co. Ltd.(a)	56,700	209,507
AEON Financial Service Co. Ltd.(a)	4,800	94,252
Aiful Corp.* (a)	2,100	5,545
Allied Properties HK Ltd.	1,698,000	363,885
Arrow Global Group plc	119,720	292,483
B2Holding ASA	12,936	21,886
Cembra Money Bank AG	3,159	265,370
Credit Corp. Group Ltd.(a)	6,029	81,402
Eclipx Group Ltd.(a)	200,940	344,647
Hitachi Capital Corp.	9,700	238,256
Hoist Finance AB(a) (c)	82,242	660,477
Hong Leong Finance Ltd.	202,500	369,963
J Trust Co. Ltd.(a)	52,900	270,465
Jaccs Co. Ltd.	22,600	424,144
Provident Financial plc* (a)	187,861	1,225,161
Resurs Holding AB(a) (c)	75,992	504,274
Sun Hung Kai & Co. Ltd.	185,996	83,752
		5,455,469
Containers & Packaging – 0.3%
Amcor Ltd.(a)	25,029	235,933
BillerudKorsnas AB(a)	4,325	51,343
Cascades, Inc.	43,071	335,844
CCL Industries, Inc., Class B	5,211	219,749
DS Smith plc	65,874	330,706
FP Corp.(a)	600	30,783

Investments	Shares	Value
Containers & Packaging – (continued)
Fuji Seal International, Inc.	2,000	$60,697
Huhtamaki OYJ(a)	2,051	57,609
Intertape Polymer Group, Inc.(a)	32,157	425,821
Mayr Melnhof Karton AG	275	34,836
Orora Ltd.	44,370	105,663
Pack Corp. (The)	1,200	34,398
Pact Group Holdings Ltd.(a)	24,422	60,409
Papeles y Cartones de Europa SA	14,337	271,284
Rengo Co. Ltd.(a)	16,800	146,333
RPC Group plc	8,667	84,452
Smurfit Kappa Group plc	12,231	398,843
Toyo Seikan Group Holdings Ltd.	5,600	114,674
Vidrala SA	1,180	98,002
Winpak Ltd.	4,494	156,285
		3,253,664
Distributors – 0.2%
Arata Corp.	11,600	526,268
Bapcor Ltd.(a)	25,156	121,774
Canon Marketing Japan, Inc.	3,700	70,128
Doshisha Co. Ltd.	1,800	37,083
Inchcape plc	43,335	299,559
Jardine Cycle & Carriage Ltd.	10,322	225,626
PALTAC Corp.	800	40,831
Uni-Select, Inc.	22,356	368,898
		1,690,167
Diversified Consumer Services – 0.2%
AA plc	444,913	569,056
AcadeMedia AB* (a) (c)	106,726	489,858
Benesse Holdings, Inc.	1,600	44,588
G8 Education Ltd.(a)	264,192	383,854
IDP Education Ltd.	6,853	44,734
InvoCare Ltd.(a)	11,624	99,933
		1,632,023
Diversified Financial Services – 1.2%
Ackermans & van Haaren NV	784	123,564
Aker ASA, Class A	760	57,961
AMP Ltd.	78,246	136,978
Banca Farmafactoring SpA(c)	100,377	517,481
Banca IFIS SpA(a)	22,272	392,156

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – (continued)
Banca Mediolanum SpA	2,063	$11,980
Banque Nationale de Belgique	121	353,716
Challenger Ltd.	30,244	219,928
ClearView Wealth Ltd.	71,280	41,931
Corp. Financiera Alba SA	2,511	120,774
doBank SpA(c)	34,506	381,001
Element Fleet Management Corp.	356,400	2,103,255
Eurazeo SE	4,131	302,135
EXOR NV	5,589	316,884
FFP	330	38,811
Fuyo General Lease Co. Ltd.	700	38,891
GRENKE AG	495	47,561
Groupe Bruxelles Lambert SA	2,754	256,436
HAL Trust(a)	1,760	283,172
IBJ Leasing Co. Ltd.	29,938	752,330
Industrivarden AB, Class A	10,218	218,453
Industrivarden AB, Class C	250	5,203
Investor AB, Class A	2,092	91,374
Investor AB, Class B	20,493	889,479
Japan Securities Finance Co. Ltd.	40,500	227,522
KBC Ancora	1,377	63,719
Kinnevik AB, Class B	3,760	104,452
L E Lundbergforetagen AB, Class B	1,348	41,651
Mitsubishi UFJ Lease & Finance Co. Ltd.	46,300	238,362
Onex Corp.	5,525	364,126
ORIX Corp.	82,700	1,349,082
Pargesa Holding SA	1,265	92,998
Ricoh Leasing Co. Ltd.	19,200	630,331
Sofina SA	330	63,190
SRH NV* ‡ (b)	2,857	—
Standard Life Aberdeen* (b)	206,550	89,706
Standard Life Aberdeen plc	180,731	624,663
Tokyo Century Corp.	600	32,165
Wendel SA	1,377	178,800
Zenkoku Hosho Co. Ltd.	1,600	57,986
		11,860,207

Investments	Shares	Value
Diversified Telecommunication Services – 1.7%
BCE, Inc.	4,050	$157,127
Bezeq The Israeli Telecommunication Corp. Ltd.	3,283	3,773
BT Group plc	534,438	1,642,663
Cellnex Telecom SA(a) (c)	8,326	207,637
Chorus Ltd.(a)	38,130	118,270
Com Hem Holding AB	5,606	87,589
Deutsche Telekom AG (Registered)	86,589	1,422,100
Elisa OYJ	5,304	211,241
Euskaltel SA(c)	23,652	198,312
Gamma Communications plc	1,701	17,388
HKBN Ltd.	51,500	77,256
HKT Trust & HKT Ltd.	168,400	231,997
Infrastrutture Wireless Italiane SpA(c)	5,179	36,089
Inmarsat plc	397,502	2,316,569
Internet Initiative Japan, Inc.	2,300	44,449
Koninklijke KPN NV	53,946	142,785
Nippon Telegraph & Telephone Corp.	36,700	1,544,681
Orange SA	101,088	1,582,912
PCCW Ltd.	206,035	113,013
Proximus SADP	122	3,117
Singapore Telecommunications Ltd.	153,900	351,187
Spark New Zealand Ltd.	74,170	191,310
SpeedCast International Ltd.(a)	65,934	168,231
Sunrise Communications Group AG* (c)	2,795	246,462
Swisscom AG (Registered)	324	148,617
TalkTalk Telecom Group plc	121,905	186,917
Telecom Italia SpA*	315,806	185,782
Telecom Italia SpA (Retirement Savings Plan)	363,054	183,795
Telefonica Deutschland Holding AG	14,053	54,695
Telefonica SA	220,644	1,809,505
Telekom Austria AG*	1,426	10,599
Telenor ASA	23,085	424,761
Telia Co. AB	91,611	413,566
Telstra Corp. Ltd.	120,042	262,046
TELUS Corp.	11,664	400,391

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Telecommunication Services – (continued)
United Internet AG (Registered)	3,122	$129,397
Vocus Group Ltd.* (a)	528,120	1,283,866
		16,610,095
Electric Utilities – 1.2%
Acciona SA	1,497	126,501
Alpiq Holding AG (Registered)*	1,052	88,895
AusNet Services	147,818	179,150
BKW AG	1,400	88,935
Chubu Electric Power Co., Inc.	31,700	457,432
Chugoku Electric Power Co., Inc. (The)(a)	4,206	54,115
CK Infrastructure Holdings Ltd.	24,000	175,422
CLP Holdings Ltd.	69,500	779,275
Contact Energy Ltd.	20,140	73,516
EDP – Energias de Portugal SA	137,619	484,004
Electricite de France SA	14,335	238,436
Elia System Operator SA/NV	1,089	68,111
Emera, Inc.(a)	5,346	165,356
Endesa SA	14,418	301,895
Enel SpA	374,706	1,840,046
EVN AG	2,240	39,187
Fortis, Inc.	7,501	248,463
Fortum OYJ	11,259	237,217
Genesis Energy Ltd.	13,435	20,529
HK Electric Investments & HK Electric Investments Ltd.(a) (c)	111,500	106,104
Hokkaido Electric Power Co., Inc.(a)	10,100	59,067
Hokuriku Electric Power Co.* (a)	15,000	139,825
Hydro One Ltd.(c)	23,571	343,716
Iberdrola SA	171,352	1,214,605
Infratil Ltd.	37,798	84,413
Kansai Electric Power Co., Inc. (The)	44,600	683,889
Kyushu Electric Power Co., Inc.(a)	32,400	377,242
Mercury NZ Ltd.	17,270	38,343
Okinawa Electric Power Co., Inc. (The)	11,215	209,384
Orsted A/S(c)	5,670	360,365
Red Electrica Corp. SA	10,125	209,940

Investments	Shares	Value
Electric Utilities – (continued)
Romande Energie Holding SA (Registered)	76	$90,665
Shikoku Electric Power Co., Inc.	8,600	108,210
Spark Infrastructure Group	1,230	2,005
SSE plc	42,768	623,793
Terna Rete Elettrica Nazionale SpA(a)	72,252	373,714
Tohoku Electric Power Co., Inc.	12,700	160,698
Tokyo Electric Power Co. Holdings, Inc.*	83,715	428,756
Trustpower Ltd.	25,928	103,448
Verbund AG(a)	3,625	146,220
		11,530,887
Electrical Equipment – 0.9%
ABB Ltd. (Registered)	50,301	1,015,121
Daihen Corp.	16,400	383,933
Fagerhult AB(a)	8,445	74,289
Fuji Electric Co. Ltd.	4,800	147,162
Fujikura Ltd.	28,700	123,848
Furukawa Electric Co. Ltd.	2,900	78,503
Futaba Corp.	3,400	53,084
Huber + Suhner AG (Registered)	867	59,472
Legrand SA	7,614	498,125
Mabuchi Motor Co. Ltd.	2,000	71,242
Melrose Industries plc	213,678	460,460
Mitsubishi Electric Corp.	50,200	637,647
Nidec Corp.	8,255	1,059,899
Nissin Electric Co. Ltd.(a)	39,600	323,874
Nitto Kogyo Corp.	16,500	286,855
NKT A/S* (a)	14,925	281,061
Nordex SE*	21,222	198,136
OSRAM Licht AG	1,782	72,324
Prysmian SpA	9,545	185,585
Sanyo Denki Co. Ltd.	3,100	127,044
Schneider Electric SE	14,418	1,044,871
Senvion SA* (a)	8,586	48,836
SGL Carbon SE*	1,825	18,331
Siemens Gamesa Renewable Energy SA*	8,096	89,824
Signify NV(a) (c)	6,399	158,058
Sinfonia Technology Co. Ltd.	32,400	424,038
Somfy SA	275	21,282

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electrical Equipment – (continued)
TKH Group NV, CVA	2,194	$111,021
Ushio, Inc.	5,900	71,466
Vestas Wind Systems A/S	7,533	472,593
VPower Group International Holdings Ltd.(c)	81,000	31,721
		8,629,705
Electronic Equipment, Instruments & Components – 1.9%
Alps Electric Co. Ltd.	17,600	417,952
ALSO Holding AG (Registered)*	4,455	505,777
Amano Corp.	2,600	55,292
Anritsu Corp.(a)	6,200	94,053
AT&S Austria Technologie & Systemtechnik AG(a)	20,169	478,760
Azbil Corp.	3,000	55,877
Barco NV(a)	440	50,153
Canon Electronics, Inc.	13,200	242,116
Celestica, Inc.*	109,745	1,141,532
CMK Corp.(a)	56,700	364,753
CONEXIO Corp.	10,200	147,141
Daiwabo Holdings Co. Ltd.	16,200	957,459
Datalogic SpA	535	15,730
Dexerials Corp.	54,200	466,335
Electrocomponents plc	24,459	193,703
Evertz Technologies Ltd.	1,712	21,132
FIH Mobile Ltd.* (a)	2,309,000	215,013
Halma plc	17,253	292,758
Hamamatsu Photonics KK	3,400	113,881
Hexagon AB, Class B	7,614	373,715
Hi-P International Ltd.(a)	64,800	35,563
Hirose Electric Co. Ltd.	782	74,351
Hitachi High-Technologies Corp.	1,700	64,096
Hitachi Ltd.	46,100	1,414,188
Hochiki Corp.	900	11,029
Horiba Ltd.	800	37,570
Hosiden Corp.	59,400	545,814
Ibiden Co. Ltd.	8,100	100,052
Inficon Holding AG (Registered)*	110	52,840
Ingenico Group SA	1,000	70,974
Iriso Electronics Co. Ltd.	1,200	50,773
Isra Vision AG	567	24,381

Investments	Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Japan Aviation Electronics Industry Ltd.	2,044	$27,186
Japan Display, Inc.* (a)	594,300	573,999
Jenoptik AG	2,585	78,027
Kaga Electronics Co. Ltd.	18,600	418,131
Keyence Corp.	2,700	1,323,025
Kyocera Corp.	11,700	636,344
Lagercrantz Group AB, Class B	1,944	19,164
LEM Holding SA (Registered)	27	30,922
Macnica Fuji Electronics Holdings, Inc.(a)	48,600	702,806
Murata Manufacturing Co. Ltd.	6,800	1,034,265
Mycronic AB(a)	3,001	37,662
Nichicon Corp.	5,100	42,344
Nippon Ceramic Co. Ltd.	900	22,130
Nippon Electric Glass Co. Ltd.	10,700	270,119
Nippon Signal Co. Ltd.(a)	42,000	384,440
Nissha Co. Ltd.(a)	42,300	688,914
Nohmi Bosai Ltd.	10,100	212,194
Oki Electric Industry Co. Ltd.(a)	66,800	916,277
Omron Corp.	8,400	340,898
Optex Group Co. Ltd.	1,000	18,245
Renishaw plc	1,617	87,066
Ryosan Co. Ltd.	1,400	40,379
Sanshin Electronics Co. Ltd.(a)	8,100	136,226
Shimadzu Corp.	7,000	176,962
Siix Corp.(a)	2,028	27,512
Spectris plc	5,986	163,986
Taiyo Yuden Co. Ltd.(a)	2,500	50,485
TDK Corp.	4,300	371,494
Topcon Corp.(a)	2,200	32,009
Truly International Holdings Ltd.*	1,036,000	150,654
V Technology Co. Ltd.(a)	300	38,758
Venture Corp. Ltd.	18,300	202,452
VSTECS Holdings Ltd.	324,000	153,333
Yaskawa Electric Corp.	6,400	185,158
Yokogawa Electric Corp.	8,000	157,441
		18,435,770
Energy Equipment & Services – 0.7%
Aker Solutions ASA* (c)	7,535	49,845
BW Offshore Ltd.*	89,829	578,201
CES Energy Solutions Corp.(a)	31,144	82,766

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Energy Equipment & Services – (continued)
CGG SA*	600,210	$1,459,426
Enerflex Ltd.	76,367	923,440
Ensign Energy Services, Inc.	60,550	236,529
Fugro NV, CVA* (a)	6,156	79,516
Hunting plc	21,556	185,916
John Wood Group plc	32,481	296,412
Modec, Inc.	8,100	244,030
Ocean Yield ASA(a)	7,224	55,008
Odfjell Drilling Ltd.* (a)	40,528	148,997
Pason Systems, Inc.(a)	2,356	35,647
Petrofac Ltd.	41,796	308,787
Petroleum Geo-Services ASA*	62,775	196,729
Precision Drilling Corp.* (a)	46,916	113,606
Saipem SpA*	22,351	122,445
SBM Offshore NV	9,020	156,163
Schoeller-Bleckmann Oilfield Equipment AG(a)	202	18,127
Secure Energy Services, Inc.	18,144	118,542
ShawCor Ltd.	4,484	81,537
Subsea 7 SA	10,602	134,276
TechnipFMC plc	16,848	443,102
Tecnicas Reunidas SA(a)	8,748	235,408
Tenaris SA	11,856	176,448
TGS NOPEC Geophysical Co. ASA	1,140	38,371
Vallourec SA*	23,467	111,489
WorleyParsons Ltd.(a)	26,291	271,866
		6,902,629
Entertainment – 0.5%
Avex, Inc.	32,400	436,096
Capcom Co. Ltd.	2,600	54,002
Cineworld Group plc	75,796	285,315
CTS Eventim AG & Co. KGaA	1,375	51,662
Daiichikosho Co. Ltd.	1,100	50,685
DeNA Co. Ltd.	4,000	66,776
Entertainment One Ltd.	65,205	340,761
EVENT Hospitality and Entertainment Ltd.	2,282	21,705
IGG, Inc.	804,000	847,136
Kinepolis Group NV	1,030	55,376
Koei Tecmo Holdings Co. Ltd.	1,728	27,393

Investments	Shares	Value
Entertainment – (continued)
Konami Holdings Corp.	2,200	$84,019
Nexon Co. Ltd.*	9,800	111,673
Nintendo Co. Ltd.	3,300	1,028,116
Paradox Interactive AB(a)	952	13,770
Shochiku Co. Ltd.(a)	300	29,268
Square Enix Holdings Co. Ltd.	1,800	64,516
Toei Animation Co. Ltd.	900	30,304
Toei Co. Ltd.	2,000	218,688
Toho Co. Ltd.	4,100	133,875
Ubisoft Entertainment SA*	2,091	188,352
Vivendi SA	28,431	687,441
		4,826,929
Equity Real Estate Investment Trusts (REITs) – 2.7%
Abacus Property Group	215,055	499,938
Activia Properties, Inc.	15	62,204
Advance Residence Investment Corp.	41	104,702
Aedifica SA	1,145	95,874
AEON REIT Investment Corp.(a)	29	31,992
ALE Property Group(a)	9,405	35,995
Allied Properties REIT	6,211	200,057
alstria office REIT-AG	6,756	97,370
Altarea SCA	280	61,611
Argosy Property Ltd.	64,665	45,182
Artis REIT(a)	42,239	360,234
Ascendas REIT	121,500	221,100
Ascott Residence Trust	55,364	41,979
Assura plc	340,345	227,875
Aventus Retail Property Fund Ltd.	298,349	425,024
Befimmo SA	1,377	75,592
Beni Stabili SpA SIIQ	174,762	149,600
Big Yellow Group plc	17,823	196,420
Boardwalk REIT	5,589	208,579
British Land Co. plc (The)	23,328	176,459
BWP Trust(a)	52,734	129,318
Canadian Apartment Properties REIT	5,068	180,646
CapitaLand Mall Trust	10,900	16,608
CapitaLand Retail China Trust	95,662	94,640
CDL Hospitality Trusts	36,800	38,533
Champion REIT	132,000	88,905
Charter Hall Group	16,271	79,571

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Charter Hall Long Wale REIT(a)	75,897	$221,623
Charter Hall Retail REIT(a)	210,033	632,659
Choice Properties REIT	134,784	1,225,449
Cofinimmo SA	491	58,804
Comforia Residential REIT, Inc.	34	81,373
Covivio	3,070	308,714
Covivio Hotels SACA	3,726	104,277
Cromwell Property Group(a)	1,076,815	786,088
Daiwa House REIT Investment Corp.(a)	42	91,923
Derwent London plc	7,535	282,000
Dexus	57,267	413,997
Dream Global REIT	25,272	258,253
Dream Office REIT	7,025	124,639
Eurocommercial Properties NV, CVA	7,319	271,174
Far East Hospitality Trust	53,300	22,901
First REIT	26,713	23,148
Folkestone Education Trust(a)	52,383	105,810
Frasers Centrepoint Trust	25,000	38,995
Frasers Commercial Trust	23,000	22,754
Frasers Hospitality Trust	39,200	19,957
Frasers Logistics & Industrial Trust(c)	125,180	92,204
GDI Property Group(a)	211,653	193,512
Gecina SA	2,665	391,639
Global One Real Estate Investment Corp.	48	48,402
GLP J-Reit	63	62,355
Goodman Group	55,323	407,002
Goodman Property Trust	19,085	18,694
GPT Group (The)	103,842	379,766
Granite REIT	5,994	248,113
Great Portland Estates plc	10,614	94,620
Growthpoint Properties Australia Ltd.(a)	18,673	48,041
Hamborner REIT AG	6,058	61,090
Hammerson plc	29,079	162,928
Hankyu Hanshin REIT, Inc.	26	32,346
Hansteen Holdings plc	22,562	27,733
Heiwa Real Estate REIT, Inc.	73	71,606
Hibernia REIT plc	139,563	219,803

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Hulic Reit, Inc.	23	$33,444
ICADE	2,437	206,817
Ichigo Office REIT Investment	350	287,183
Immobiliare Grande Distribuzione SIIQ SpA	15,018	106,062
Inmobiliaria Colonial Socimi SA(a)	12,081	121,484
InterRent REIT	1,944	18,681
Invesco Office J-Reit, Inc.(a)	5,670	801,351
Investa Office Fund	27,070	106,482
Invincible Investment Corp.	121	50,070
Japan Hotel REIT Investment Corp.	77	54,788
Japan Logistics Fund, Inc.	19	37,914
Japan Prime Realty Investment Corp.	25	89,274
Japan Rental Housing Investments, Inc.	26	20,389
Japan Retail Fund Investment Corp.	52	96,024
Kenedix Office Investment Corp.	9	55,744
Kenedix Residential Next Investment Corp.	34	51,939
Keppel DC REIT(a)	139,440	133,922
Keppel REIT	80,733	65,878
Killam Apartment REIT	42,039	517,625
Kiwi Property Group Ltd.	3,973	3,412
Klepierre SA	11,907	404,737
Land Securities Group plc	6,075	66,228
LaSalle Logiport REIT	868	799,125
Link REIT	60,301	534,597
Lippo Malls Indonesia Retail Trust	383,400	66,447
LondonMetric Property plc	96,348	221,965
Manulife US REIT(c)	18,544	13,166
Mapletree Commercial Trust	32,090	37,309
Mapletree Industrial Trust	32,742	43,741
Mapletree Logistics Trust	72,123	63,019
Mapletree North Asia Commercial Trust(c)	49,500	40,392
MCUBS MidCity Investment Corp.	100	76,736
Merlin Properties Socimi SA	23,814	298,966
Mirvac Group	145,557	223,865

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Mori Trust Hotel Reit, Inc.	324	$391,309
National Storage REIT(a)	70,798	85,554
NewRiver REIT plc(a)	202,172	653,563
Nippon Accommodations Fund, Inc.	8	36,649
Nippon Building Fund, Inc.	40	228,612
Nippon Prologis REIT, Inc.	41	82,687
NIPPON REIT Investment Corp.	33	107,315
Nomura Real Estate Master Fund, Inc.	159	206,120
Northview Apartment REIT	22,356	430,863
NorthWest Healthcare Properties REIT	38,961	314,773
Orix JREIT, Inc.	134	204,939
OUE Hospitality Trust	60,500	29,708
Parkway Life REIT	12,500	23,469
Precinct Properties New Zealand Ltd.	22,735	20,933
Premier Investment Corp.(a)	90	93,066
Primary Health Properties plc	109,786	153,746
Property for Industry Ltd.	51,499	57,842
RDI REIT plc	682,263	288,117
Regal REIT(a)	681,000	187,637
Reit 1 Ltd.	134,541	525,918
Retail Estates NV	666	53,200
Safestore Holdings plc	12,195	83,209
Scentre Group	94,770	267,330
Secure Income REIT plc	14,030	67,763
Segro plc	46,870	368,072
Sekisui House Reit, Inc.	55	34,358
Shaftesbury plc	24,070	275,876
Shopping Centres Australasia Property Group	100,734	183,486
Societe Fonciere Lyonnaise SA	972	69,383
SPH REIT	44,800	31,866
Starhill Global REIT(a)	72,900	35,271
Stockland	61,560	157,507
Sunlight REIT	55,000	33,115
Suntec REIT	148,800	190,191
Terreis	968	41,788
Tokyu REIT, Inc.	40	56,320
Tritax Big Box REIT plc	105,902	193,367

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Unibail-Rodamco-Westfield	3,321	$603,111
Unibail-Rodamco-Westfield, CHDI*	5	45
UNITE Group plc (The)	9,133	99,484
United Urban Investment Corp.	84	127,948
Vicinity Centres	4,212	7,911
Vital Healthcare Property Trust	43,976	59,586
Viva Energy REIT(a)	393,903	608,610
Warehouses De Pauw CVA, CVA	851	110,500
Wereldhave NV	28,376	977,082
Workspace Group plc	10,154	124,683
		26,333,058
Food & Staples Retailing – 1.3%
Aeon Co. Ltd.	33,813	776,002
Ain Holdings, Inc.	800	62,664
Alimentation Couche-Tard, Inc., Class B	9,315	445,943
Arcs Co. Ltd.(a)	11,018	267,310
Axfood AB	3,184	56,871
Axial Retailing, Inc.	1,100	36,064
Belc Co. Ltd.	800	40,831
Carrefour SA	6,158	119,661
Cawachi Ltd.	800	14,851
cocokara fine, Inc.(a)	3,500	192,592
Colruyt SA	1,990	115,715
Cosmos Pharmaceutical Corp.	100	20,442
Create SD Holdings Co. Ltd.	2,000	50,738
Daikokutenbussan Co. Ltd.	400	14,957
Dairy Farm International Holdings Ltd.	7,600	68,628
Empire Co. Ltd., Class A	1,666	30,383
FamilyMart UNY Holdings Co. Ltd.(a)	2,737	318,191
Genky DrugStores Co. Ltd.	7,600	245,802
George Weston Ltd.	4,165	303,673
Heiwado Co. Ltd.	1,200	30,793
ICA Gruppen AB(a)	4,604	163,160
Inageya Co. Ltd.	2,398	30,237
Itochu-Shokuhin Co. Ltd.	400	18,643
J Sainsbury plc	107,163	426,118
Jeronimo Martins SGPS SA	15,324	188,561

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food & Staples Retailing – (continued)
Kato Sangyo Co. Ltd.	9,600	$295,601
Kesko OYJ, Class A	562	31,584
Kesko OYJ, Class B	2,318	135,575
Kobe Bussan Co. Ltd.	800	20,331
Koninklijke Ahold Delhaize NV	71,523	1,639,422
Kusuri no Aoki Holdings Co. Ltd.	600	43,064
Loblaw Cos. Ltd.	9,477	475,131
MARR SpA	1,155	27,979
Matsumotokiyoshi Holdings Co. Ltd.	3,600	129,830
Metcash Ltd.(a)	122,391	238,548
Metro, Inc.(a)	10,836	340,861
Ministop Co. Ltd.	1,000	18,457
North West Co., Inc. (The)	95	2,076
Olam International Ltd.	35,100	45,624
Qol Holdings Co. Ltd.	1,500	31,620
Rallye SA(a)	7,405	82,350
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	243	12,391
Seven & i Holdings Co. Ltd.	24,600	1,066,570
Sheng Siong Group Ltd.	51,500	40,165
Shufersal Ltd.	3,578	22,724
Sligro Food Group NV(a)	1,155	51,235
Sogo Medical Holdings Co. Ltd.	2,000	42,975
Sonae SGPS SA	76,391	76,558
Sugi Holdings Co. Ltd.	800	36,649
Sundrug Co. Ltd.	1,600	58,128
Tesco plc	300,183	818,131
Tsuruha Holdings, Inc.	900	93,784
United Super Markets Holdings, Inc.	2,000	21,940
Valor Holdings Co. Ltd.	10,400	223,473
Welcia Holdings Co. Ltd.(a)	1,800	91,870
Wesfarmers Ltd.	28,917	955,473
Wm Morrison Supermarkets plc	159,813	506,623
Woolworths Group Ltd.	30,699	618,578
Yaoko Co. Ltd.	1,800	98,250
Yokohama Reito Co. Ltd.	27,100	215,157
		12,647,557

Investments	Shares	Value
Food Products – 3.0%
a2 Milk Co. Ltd.*	45,810	$311,703
AAK AB	5,004	75,555
Agrana Beteiligungs AG	2,268	45,228
Ajinomoto Co., Inc.	22,300	360,914
Ariake Japan Co. Ltd.(a)	800	70,887
Aryzta AG* (a)	75,730	706,482
Associated British Foods plc	5,184	158,045
Austevoll Seafood ASA	8,913	143,797
Australian Agricultural Co. Ltd.* (a)	146,610	137,161
Bakkafrost P/F	2,188	123,237
Bakkavor Group plc(c)	143,208	273,744
Barry Callebaut AG (Registered)	38	74,383
Bega Cheese Ltd.(a)	7,095	30,021
Bell Food Group AG (Registered)(a)	1,134	356,242
Bellamy’s Australia Ltd.* (a)	1,296	6,641
Bonduelle SCA	11,595	411,867
Bourbon Corp.	8,100	145,628
Calbee, Inc.(a)	3,200	106,331
Chocoladefabriken Lindt & Spruengli AG	43	297,097
Chocoladefabriken Lindt & Spruengli AG (Registered)	6	479,571
Costa Group Holdings Ltd.	13,860	59,922
Cranswick plc	2,274	83,972
Dairy Crest Group plc(a)	39,310	240,192
Danone SA	17,336	1,229,231
DyDo Group Holdings, Inc.	500	25,387
Ebro Foods SA	4,297	84,423
Elders Ltd.(a)	83,025	428,972
Emmi AG (Registered)*	41	29,836
First Resources Ltd.	24,300	27,725
ForFarmers NV	16,966	191,657
Fraser and Neave Ltd.	89,100	112,597
Freedom Foods Group Ltd.	4,139	14,844
Fuji Oil Holdings, Inc.	3,400	98,064
Fujicco Co. Ltd.	2,000	45,864
Fujiya Co. Ltd.	400	8,655
Glanbia plc	5,838	103,322
GrainCorp Ltd., Class A(a)	10,837	63,289
Greencore Group plc	506,331	1,224,057
Greenyard NV(a)	7,938	72,493

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Grieg Seafood ASA	51,840	$758,022
House Foods Group, Inc.(a)	2,400	69,115
Inghams Group Ltd.(a)	93,555	258,598
Itoham Yonekyu Holdings, Inc.	6,500	40,893
Japfa Ltd.(a)	182,200	87,495
Kagome Co. Ltd.	900	24,004
Kameda Seika Co. Ltd.	900	42,665
Kerry Group plc, Class A	5,022	514,961
Kikkoman Corp.	4,000	220,105
Kotobuki Spirits Co. Ltd.	1,000	38,279
KWS Saat SE	141	47,928
LDC SA(a)	1,458	183,371
Leroy Seafood Group ASA	18,318	169,298
Lotus Bakeries	13	33,584
Maple Leaf Foods, Inc.	8,026	182,980
Marine Harvest ASA	19,343	469,482
Marudai Food Co. Ltd.	6,200	100,866
Maruha Nichiro Corp.	4,400	159,461
MEIJI Holdings Co. Ltd.	3,800	252,536
Mitsui Sugar Co. Ltd.	11,900	320,553
Morinaga & Co. Ltd.	1,100	44,203
Morinaga Milk Industry Co. Ltd.	1,200	32,006
Nestle SA (Registered)	93,312	7,896,130
Nichirei Corp.	3,500	84,511
Nippon Flour Mills Co. Ltd.(a)	64,400	1,065,392
Nippon Suisan Kaisha Ltd.	44,000	281,104
Nisshin Oillio Group Ltd. (The)	25,700	770,852
Nisshin Seifun Group, Inc.	7,090	141,417
Nissin Foods Holdings Co. Ltd.	1,500	96,894
Norway Royal Salmon ASA	12,751	376,236
Origin Enterprises plc	107,892	693,141
Orkla ASA	25,379	219,641
Premium Brands Holdings Corp.	1,100	74,154
Prima Meat Packers Ltd.	5,600	105,643
Riken Vitamin Co. Ltd.	8,900	274,441
S Foods, Inc.	4,500	181,627
Sakata Seed Corp.	2,800	88,574
Salmar ASA	3,732	197,591
Saputo, Inc.	4,455	136,067
Savencia SA	4,536	333,041
Schouw & Co. A/S	1,480	121,035

Investments	Shares	Value
Food Products – (continued)
Showa Sangyo Co. Ltd.	23,200	$580,540
Sipef NV	5,751	335,583
Starzen Co. Ltd.	1,100	44,593
Strauss Group Ltd.	952	20,878
Suedzucker AG	1,602	24,777
Synlait Milk Ltd.*	26,973	152,708
Tassal Group Ltd.	125,409	367,089
Tate & Lyle plc	1,134	9,754
Toyo Suisan Kaisha Ltd.	2,800	96,513
Vilmorin & Cie SA(a)	3,888	231,719
Viscofan SA	825	49,356
Vitasoy International Holdings Ltd.	16,000	50,922
Wessanen	3,410	35,759
WH Group Ltd.(c)	333,500	233,553
Wilmar International Ltd.	234,900	536,023
Yakult Honsha Co. Ltd.	4,300	305,197
Yamazaki Baking Co. Ltd.	2,900	52,318
		28,774,214
Gas Utilities – 0.3%
AltaGas Ltd.(a)	9,963	125,557
APA Group	59,250	403,137
Hong Kong & China Gas Co. Ltd.	251,317	479,591
Italgas SpA	28,609	147,879
Naturgy Energy Group SA	20,088	494,363
Nippon Gas Co. Ltd.(a)	2,000	60,520
Osaka Gas Co. Ltd.	11,700	214,707
Rubis SCA	4,087	211,626
Saibu Gas Co. Ltd.	3,300	73,687
Shizuoka Gas Co. Ltd.	67,000	579,434
Superior Plus Corp.	18,859	169,885
Toho Gas Co. Ltd.	2,000	69,115
Tokyo Gas Co. Ltd.	7,700	189,745
		3,219,246
Health Care Equipment & Supplies – 0.9%
Ambu A/S, Class B(a)	8,875	185,056
Ansell Ltd.	6,098	100,183
Arjo AB, Class B	4,131	14,057
Asahi Intecc Co. Ltd.	5,600	229,002
BioMerieux	825	63,003

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
Carl Zeiss Meditec AG	715	$58,694
Cochlear Ltd.	1,232	155,059
Coloplast A/S, Class B	3,969	370,698
ConvaTec Group plc(c)	50,058	103,618
DiaSorin SpA	869	82,511
Draegerwerk AG & Co. KGaA	11,066	540,402
Draegerwerk AG & Co. KGaA (Preference)	2,482	133,468
Eiken Chemical Co. Ltd.	1,600	35,784
Elekta AB, Class B	6,069	77,060
EssilorLuxottica SA	6,075	831,156
Fisher & Paykel Healthcare Corp. Ltd.	12,815	113,807
Fukuda Denshi Co. Ltd.	3,563	224,789
GN Store Nord A/S	3,824	162,433
Hogy Medical Co. Ltd.	1,200	35,408
Hoya Corp.	10,900	619,491
Koninklijke Philips NV	30,978	1,155,480
Mani, Inc.	1,300	59,785
Mazor Robotics Ltd.*	2,094	60,870
Menicon Co. Ltd.	1,600	35,302
Nagaileben Co. Ltd.	1,500	33,680
Nakanishi, Inc.	5,100	119,439
Nanosonics Ltd.* (a)	26,752	56,881
Nihon Kohden Corp.	2,300	68,681
Nikkiso Co. Ltd.	25,400	295,064
Nipro Corp.(a)	5,200	66,259
Olympus Corp.	9,200	307,332
Paramount Bed Holdings Co. Ltd.	800	33,707
Sartorius AG (Preference)	1,400	203,043
Sectra AB, Class B* (a)	1,654	43,179
Siemens Healthineers AG* (c)	3,645	151,116
Smith & Nephew plc	28,431	462,633
Sonova Holding AG (Registered)	1,539	251,757
Straumann Holding AG (Registered)	219	149,679
Sysmex Corp.	4,200	294,899
Terumo Corp.	9,600	518,045
William Demant Holding A/S*	2,796	92,058
Ypsomed Holding AG (Registered)*	81	10,887
		8,605,455

Investments	Shares	Value
Health Care Providers & Services – 0.6%
Alfresa Holdings Corp.	12,300	$328,603
Ambea AB(c)	43,152	401,317
Amplifon SpA	3,837	68,082
As One Corp.	700	49,745
Australian Pharmaceutical Industries Ltd.(a)	356,629	386,724
BML, Inc.	3,300	90,794
Chartwell Retirement Residences	14,947	160,823
EBOS Group Ltd.	1,980	26,945
Estia Health Ltd.	4,374	6,324
Fagron	8,568	139,601
Fresenius Medical Care AG & Co. KGaA	6,480	508,959
Fresenius SE & Co. KGaA	12,717	810,938
Healthscope Ltd.	71,257	106,562
Japan Lifeline Co. Ltd.(a)	3,000	43,569
Korian SA(a)	4,471	176,495
Medipal Holdings Corp.	7,100	152,437
Metlifecare Ltd.	61,236	232,725
NichiiGakkan Co. Ltd.(a)	9,200	85,923
NMC Health plc	1,466	66,161
Orpea	1,278	157,619
Primary Health Care Ltd.	122,227	229,565
Raffles Medical Group Ltd.(a)	4,037	3,061
Ramsay Health Care Ltd.	8,991	358,255
RHOEN-KLINIKUM AG	2,259	57,129
Ryman Healthcare Ltd.(a)	13,156	103,949
Ship Healthcare Holdings, Inc.	3,300	119,450
Sienna Senior Living, Inc.	2,835	35,836
Sigma Healthcare Ltd.(a)	543,996	200,490
Sonic Healthcare Ltd.	17,422	278,444
Spire Healthcare Group plc(a) (c)	57,943	86,919
Summerset Group Holdings Ltd.(a)	11,425	49,687
Suzuken Co. Ltd.	3,380	171,314
Terveystalo OYJ* (c)	2,916	24,928
Toho Holdings Co. Ltd.(a)	4,200	110,382
Town Health International Medical Group Ltd.* (b)	398,000	35,031
UDG Healthcare plc	17,005	137,322
		6,002,108

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Technology – 0.0%(e)
CompuGroup Medical SE	624	$35,351
M3, Inc.	10,000	161,092
		196,443
Hotels, Restaurants & Leisure – 1.6%
888 Holdings plc	12,393	29,343
Accor SA	7,695	352,415
Aeon Fantasy Co. Ltd.	500	15,595
Arcland Service Holdings Co. Ltd.	1,400	28,656
Ardent Leisure Group(a)	43,861	49,738
Aristocrat Leisure Ltd.	18,792	352,949
Atom Corp.	5,800	51,445
Autogrill SpA	6,257	61,643
Basic-Fit NV* (c)	3,008	86,739
bet-at-home.com AG	1,296	75,477
Carnival plc	5,589	304,435
Cherry AB, Class B*	5,700	44,778
Cie des Alpes	10,044	307,270
Colowide Co. Ltd.(a)	3,500	85,255
Compass Group plc	44,955	884,595
Corporate Travel Management Ltd.(a)	3,366	47,832
Create Restaurants Holdings, Inc.	2,200	23,276
Crown Resorts Ltd.	17,574	155,819
Dalata Hotel Group plc	16,255	100,745
Domino’s Pizza Enterprises Ltd.(a)	1,940	74,262
Domino’s Pizza Group plc	41,025	148,505
Doutor Nichires Holdings Co. Ltd.	2,700	48,016
EI Group plc*	427,356	907,542
Elior Group SA(c)	11,178	161,228
Evolution Gaming Group AB(a) (c)	1,265	95,293
Flight Centre Travel Group Ltd.	3,119	102,571
Fuji Kyuko Co. Ltd.	1,000	29,197
Galaxy Entertainment Group Ltd.	67,000	362,375
Genting Singapore Ltd.	144,000	91,508
GL Ltd.*	310,200	163,522
Great Canadian Gaming Corp.*	2,860	92,339

Investments	Shares	Value
Hotels, Restaurants & Leisure – (continued)
Greene King plc	254,178	$1,567,369
Greggs plc	8,343	123,766
GVC Holdings plc	28,316	339,014
Hiday Hidaka Corp.	1,992	38,797
HIS Co. Ltd.(a)	800	24,279
Ichibanya Co. Ltd.	1,000	38,102
InterContinental Hotels Group plc	7,635	400,956
J D Wetherspoon plc	3,795	59,886
Kindred Group plc, SDR	4,675	49,933
Kisoji Co. Ltd.	1,700	39,120
KOMEDA Holdings Co. Ltd.	1,200	23,616
Kyoritsu Maintenance Co. Ltd.	1,600	71,029
Macau Legend Development Ltd.(a)	456,000	79,690
Mandarin Oriental International Ltd.	8,000	15,120
Marston’s plc(a)	391,450	497,174
McDonald’s Holdings Co. Japan Ltd.	1,100	48,443
Melco International Development Ltd.	21,000	35,896
Melia Hotels International SA	8,344	85,844
Merlin Entertainments plc(c)	44,469	183,643
Miramar Hotel & Investment	162,000	280,215
Mitchells & Butlers plc(a)	120,565	400,535
MOS Food Services, Inc.	2,100	55,638
NagaCorp Ltd.	244,000	222,854
NetEnt AB*	4,549	23,393
Ohsho Food Service Corp.	1,504	103,683
Oriental Land Co. Ltd.	8,100	761,876
Paddy Power Betfair plc – SGMX	2,706	232,350
Paddy Power Betfair plc – XDUB	1,701	146,862
Pandox AB	6,600	112,940
Parques Reunidos Servicios Centrales SAU(c)	7,480	93,058
Playtech plc	160	979
Plenus Co. Ltd.(a)	1,000	15,994
Radisson Hospitality AB*	48,502	187,593
Rank Group plc	58,239	119,064
Restaurant Brands International, Inc.	3,994	219,339

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Restaurant Brands International, Inc.*	3,458	$189,904
Restaurant Brands New Zealand Ltd.	6,220	34,849
Ringer Hut Co. Ltd.	1,700	34,104
Round One Corp.	2,700	31,963
Royal Holdings Co. Ltd.	1,600	39,598
Saizeriya Co. Ltd.(a)	1,300	24,628
Sands China Ltd.	70,000	275,914
Scandic Hotels Group AB(c)	38,270	350,262
Shangri-La Asia Ltd.	32,000	43,677
SJM Holdings Ltd.	76,000	61,367
SkiStar AB	1,414	36,898
Skylark Holdings Co. Ltd.	3,700	57,637
Sodexo SA	567	57,897
SSP Group plc	26,424	225,404
St Marc Holdings Co. Ltd.	1,400	33,271
Star Entertainment Grp Ltd. (The)	38,963	130,895
Stars Group, Inc. (The)*	6,337	132,120
Tabcorp Holdings Ltd.(a)	39,123	128,105
Thomas Cook Group plc	523,017	301,530
Tokyo Dome Corp.	7,000	61,654
Toridoll Holdings Corp.(a)	1,600	27,093
Tosho Co. Ltd.	800	31,084
TUI AG, DI	23,190	384,907
Whitbread plc	5,022	282,342
William Hill plc	16,330	43,860
Wynn Macau Ltd.	18,000	37,151
Yoshinoya Holdings Co. Ltd.(a)	4,900	80,498
Zensho Holdings Co. Ltd.(a)	3,600	69,796
		15,240,821
Household Durables – 1.7%
Alpine Electronics, Inc.(a)	3,600	61,279
Bang & Olufsen A/S*	1,701	35,391
Barratt Developments plc	35,154	230,879
Bellway plc	9,072	332,799
Berkeley Group Holdings plc	7,128	318,864
Bonava AB, Class B	83,106	940,202
Bovis Homes Group plc	107,913	1,336,114
Breville Group Ltd.	4,514	39,319
Cairn Homes plc*	33,544	53,894

Investments	Shares	Value
Household Durables – (continued)
Casio Computer Co. Ltd.	10,000	$151,079
Clarion Co. Ltd.(a)	2,600	56,882
Countryside Properties plc(c)	326,430	1,249,619
Crest Nicholson Holdings plc(a)	178,051	775,336
De’ Longhi SpA	4,522	119,893
Duni AB	3,648	40,951
Electrolux AB, Series B	3,797	79,017
ES-Con Japan Ltd.	32,400	191,779
Fiskars OYJ Abp	6,414	118,458
Forbo Holding AG (Registered)	81	119,096
Foster Electric Co. Ltd.(a)	11,437	166,506
Fujitsu General Ltd.(a)	10,100	150,800
Glenveagh Properties plc* (c)	14,904	14,117
Haseko Corp.	18,900	239,652
Husqvarna AB, Class B	22,273	168,442
Iida Group Holdings Co. Ltd.	15,400	280,285
JM AB	1,842	35,058
Kaufman & Broad SA	14,794	607,802
Man Wah Holdings Ltd.(a)	94,400	43,471
McCarthy & Stone plc(a) (c)	330,885	570,764
Metall Zug AG (Registered)	81	239,562
Nagawa Co. Ltd.	500	24,057
Nikon Corp.	16,600	289,329
Nobia AB(a)	128,466	818,752
Panasonic Corp.	73,100	809,343
Persimmon plc	16,362	479,596
Pressance Corp.	21,200	241,202
Q Technology Group Co. Ltd.(c)	81,000	38,333
Redrow plc	24,592	166,067
Rinnai Corp.	1,000	72,837
Sangetsu Corp.	2,256	43,379
SEB SA	1,554	223,088
Sekisui Chemical Co. Ltd.	20,300	318,922
Sekisui House Ltd.	27,700	407,934
Sony Corp.	40,500	2,203,447
Starts Corp., Inc.	5,200	108,096
Sumitomo Forestry Co. Ltd.(a)	24,300	361,523
Tamron Co. Ltd.	6,800	121,473
Taylor Wimpey plc	243,162	501,781
Techtronic Industries Co. Ltd.	92,000	430,696
Token Corp.(a)	1,710	110,611
TomTom NV* (a)	19,325	161,944
Zojirushi Corp.(a)	14,600	159,125
		16,858,845

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Household Products – 0.4%
Earth Corp.(a)	600	$27,274
Essity AB, Class A	7,533	171,435
Essity AB, Class B	3,840	87,768
Henkel AG & Co. KGaA	3,159	309,968
Henkel AG & Co. KGaA (Preference)	4,050	443,191
Lion Corp.	7,900	148,403
Pigeon Corp.	2,400	101,865
Reckitt Benckiser Group plc	24,948	2,018,790
Unicharm Corp.	17,000	462,753
		3,771,447
Independent Power and Renewable Electricity Producers – 0.2%
Boralex, Inc., Class A	5,761	74,576
ContourGlobal plc(c)	37,746	89,708
Drax Group plc	46,730	239,792
EDP Renovaveis SA	6,490	58,387
Electric Power Development Co. Ltd.	200	5,450
Encavis AG	3,696	25,043
ERG SpA	2,090	39,050
Infigen Energy*	127,984	44,447
Innergex Renewable Energy, Inc.	559	5,197
Meridian Energy Ltd.	28,875	59,112
Northland Power, Inc.	2,116	32,628
Renewables Infrastructure Group Ltd. (The)(a)	772,740	1,125,600
Scatec Solar ASA(c)	988	6,747
TransAlta Renewables, Inc.	4,536	37,476
Uniper SE	10,773	311,384
		2,154,597
Industrial Conglomerates – 1.0%
CIR-Compagnie Industriali Riunite SpA	326,754	348,015
CK Hutchison Holdings Ltd.	141,856	1,428,621
DCC plc	4,779	410,043
Discount Investment Corp. Ltd. (Registered)*	94,932	262,184
Guoco Group Ltd.	4,000	67,352
Hopewell Holdings Ltd.	8,000	24,696

Investments	Shares	Value
Industrial Conglomerates – (continued)
Indus Holding AG	2,853	$155,973
Investment AB Latour, Class B(a)	15,323	185,760
Italmobiliare SpA	4,005	88,488
Jardine Matheson Holdings Ltd.	16,300	940,673
Jardine Strategic Holdings Ltd.	9,000	301,500
Keppel Corp. Ltd.	30,500	136,554
Lifco AB, Class B	2,000	85,123
Nisshinbo Holdings, Inc.	11,200	123,755
Nolato AB, Class B	710	32,743
NWS Holdings Ltd.	53,401	105,720
Rheinmetall AG	1,708	148,124
Sembcorp Industries Ltd.	17,200	35,026
Shun Tak Holdings Ltd.	1,242,000	396,076
Siemens AG (Registered)	24,705	2,847,346
Smiths Group plc	16,929	302,294
TOKAI Holdings Corp.	21,395	178,774
Toshiba Corp.*	24,300	727,783
		9,332,623
Insurance – 5.3%
Admiral Group plc	14,020	360,610
Aegon NV	70,552	433,909
Ageas	10,206	511,240
AIA Group Ltd.	391,400	2,963,185
Allianz SE (Registered)	22,518	4,705,806
ASR Nederland NV	8,755	398,381
Assicurazioni Generali SpA	59,940	969,826
AUB Group Ltd.	2,255	21,528
Aviva plc	185,085	1,013,370
AXA SA	95,580	2,397,694
Baloise Holding AG (Registered)	3,888	557,361
Beazley plc	42,363	285,532
CBL Corp. Ltd.* (b)	102,937	213,081
Clal Insurance Enterprises Holdings Ltd.*	24,766	411,192
CNP Assurances	17,731	395,775
Coface SA	58,666	587,608
Dai-ichi Life Holdings, Inc.	59,100	1,118,582
Direct Insurance Financial Investments Ltd.	3,564	40,167
Direct Line Insurance Group plc	35,073	147,664
E-L Financial Corp. Ltd.	405	250,479
esure Group plc	297,189	1,058,696

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Fairfax Financial Holdings Ltd.	1,215	$591,841
Gjensidige Forsikring ASA	945	14,684
Great Eastern Holdings Ltd.	6,800	125,560
Great-West Lifeco, Inc.	6,399	147,203
Grupo Catalana Occidente SA	2,102	86,931
Hannover Rueck SE	2,997	404,434
Harel Insurance Investments & Financial Services Ltd.	19,063	139,662
Hastings Group Holdings plc(c)	50,133	118,570
Helvetia Holding AG (Registered)	253	155,185
Hiscox Ltd.	14,904	310,030
IDI Insurance Co. Ltd.	4,421	248,237
Industrial Alliance Insurance & Financial Services, Inc.	2,430	86,116
Insurance Australia Group Ltd.	62,454	302,326
Intact Financial Corp.	6,642	526,049
Japan Post Holdings Co. Ltd.	59,500	706,482
Japan Post Insurance Co. Ltd.	7,600	181,220
Jardine Lloyd Thompson Group plc	6,537	157,531
Just Group plc	1,001,808	1,136,053
Lancashire Holdings Ltd.	2,106	15,917
Legal & General Group plc	257,175	826,443
Manulife Financial Corp.	94,851	1,497,248
Mapfre SA	122,153	365,944
Medibank Pvt Ltd.	78,651	155,526
Menora Mivtachim Holdings Ltd.	24,209	268,873
Migdal Insurance & Financial Holding Ltd.	387,268	428,968
MS&AD Insurance Group Holdings, Inc.	21,400	645,859
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	6,966	1,499,242
nib holdings Ltd.	28,964	113,726
NN Group NV	20,817	896,295
Old Mutual Ltd.	189,702	286,022
Phoenix Group Holdings(a)	53,222	409,727
Phoenix Holdings Ltd. (The)	21,712	120,220
Poste Italiane SpA(c)	18,839	135,544
Power Corp. of Canada	10,368	214,584

Investments	Shares	Value
Insurance – (continued)
Power Financial Corp.	6,237	$134,642
Protector Forsikring ASA* (a)	7,614	35,330
Prudential plc	134,703	2,703,094
QBE Insurance Group Ltd.	42,525	341,180
RSA Insurance Group plc	69,579	501,777
Sabre Insurance Group plc(c)	166,050	560,130
Saga plc	1,054,458	1,604,674
Sampo OYJ, Class A	11,586	533,765
SCOR SE	12,960	600,149
Societa Cattolica di Assicurazioni SC	116,640	944,276
Sompo Holdings, Inc.	20,000	829,383
Sony Financial Holdings, Inc.	8,500	197,710
Steadfast Group Ltd.(a)	52,828	111,202
Storebrand ASA	17,930	149,670
Sun Life Financial, Inc.	32,724	1,201,313
Suncorp Group Ltd.	20,574	204,291
Swiss Life Holding AG (Registered)*	2,349	887,852
Swiss Re AG	14,823	1,340,392
T&D Holdings, Inc.	32,500	523,836
Talanx AG	3,690	132,202
Tokio Marine Holdings, Inc.	42,200	1,999,036
Topdanmark A/S	1,650	78,682
Tryg A/S	2,365	57,179
Unipol Gruppo SpA	67,392	271,684
UnipolSai Assicurazioni SpA(a)	27,841	60,914
UNIQA Insurance Group AG	4,884	45,654
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,645	97,054
Wuestenrot & Wuerttembergische AG	17,415	352,809
Zurich Insurance Group AG*	7,371	2,295,056
		50,954,874
Interactive Media & Services – 0.1%
Auto Trader Group plc(c)	28,947	151,499
carsales.com Ltd.	634	5,482
Dip Corp.	1,400	30,492
Domain Holdings Australia Ltd.(a)	12,474	21,926
Gree, Inc.	8,100	33,949
Gurunavi, Inc.	1,800	13,749

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Interactive Media & Services – (continued)
Kakaku.com, Inc.	1,600	$29,021
LINE Corp.* (a)	900	28,550
REA Group Ltd.	2,748	139,490
Rightmove plc	32,130	185,626
Scout24 AG(c)	2,584	107,333
XING SE	165	49,636
		796,753
Internet & Direct Marketing Retail – 0.2%
ASKUL Corp.(a)	500	13,779
ASOS plc*	1,589	110,776
Belluna Co. Ltd.	16,300	161,910
boohoo Group plc*	34,236	93,133
Delivery Hero SE* (c)	608	24,552
Dustin Group AB(a) (c)	26,163	210,112
HelloFresh SE*	1,701	20,314
Just Eat plc*	13,319	103,403
Moneysupermarket.com Group plc	30,328	113,658
N Brown Group plc(a)	67,309	116,536
Ocado Group plc* (a)	32,505	355,192
On the Beach Group plc(c)	3,564	19,513
Rocket Internet SE* (c)	1,646	47,595
Takeaway.com NV* (c)	1,022	60,215
Takkt AG	17,415	295,981
Trade Me Group Ltd.	9,564	30,290
Webjet Ltd.(a)	6,292	58,196
Zalando SE* (c)	2,863	110,942
zooplus AG*	527	87,299
ZOZO, Inc.	4,000	96,371
		2,129,767
IT Services – 0.9%
Afterpay Touch Group Ltd.*	2,660	23,547
Alten SA	1,130	109,021
Altran Technologies SA(a)	6,101	60,625
Amadeus IT Group SA	13,689	1,104,025
Atea ASA	10,346	136,881
Atos SE	3,050	261,881
Bechtle AG	1,192	106,022
Cancom SE	2,336	95,497
Capgemini SE	5,184	634,363

Investments	Shares	Value
IT Services – (continued)
CGI Group, Inc., Class A*	8,748	$541,567
Computacenter plc	9,339	131,023
Computershare Ltd.	17,864	250,310
Digital Garage, Inc.	1,300	35,537
DTS Corp.	2,000	69,470
Econocom Group SA/NV(a)	92,908	290,965
Equiniti Group plc(c)	16,869	46,450
Evry A/S(c)	116,235	428,710
FDM Group Holdings plc	3,850	42,257
Formula Systems 1985 Ltd.	4,749	184,617
Fujitsu Ltd.	10,400	632,358
Global Dominion Access SA* (c)	2,113	11,300
GMO internet, Inc.	1,200	17,141
Indra Sistemas SA*	15,067	149,121
Infocom Corp.	800	29,985
Itochu Techno-Solutions Corp.	2,400	45,510
Keywords Studios plc	1,064	18,625
Link Administration Holdings Ltd.	6,763	35,950
Matrix IT Ltd.	2,464	28,657
NEC Networks & System Integration Corp.	20,700	451,583
NET One Systems Co. Ltd.	8,100	169,529
NEXTDC Ltd.* (a)	16,647	69,257
Nihon Unisys Ltd.	2,600	56,974
Nomura Research Institute Ltd.	4,215	186,744
NS Solutions Corp.	800	23,924
NSD Co. Ltd.	2,580	54,730
NTT Data Corp.	33,700	434,781
Obic Co. Ltd.	1,500	136,635
Otsuka Corp.	3,400	112,977
Reply SpA	880	48,817
SCSK Corp.	900	38,160
Shopify, Inc., Class A*	2,867	397,046
Softcat plc	12,119	99,879
Sopra Steria Group	663	73,619
SUNeVision Holdings Ltd.	134,000	72,133
Tieto OYJ	1,598	51,530
TIS, Inc.	2,300	103,123
Transcosmos, Inc.	2,100	47,580
Wirecard AG	2,754	516,117
Worldline SA* (c)	1,045	55,058
		8,721,611

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Leisure Products – 0.3%
Amer Sports OYJ*	5,748	$213,814
Bandai Namco Holdings, Inc.	9,300	330,863
Beneteau SA	2,358	39,221
BRP, Inc.	3,584	144,534
Heiwa Corp.	8,850	202,557
Sega Sammy Holdings, Inc.	5,300	68,237
Shimano, Inc.	2,800	383,076
Spin Master Corp.* (c)	2,688	95,874
Technogym SpA(c)	4,905	53,687
Thule Group AB(c)	2,805	55,641
Tomy Co. Ltd.	76,600	893,910
Trigano SA	414	42,100
Universal Entertainment Corp.* (a)	300	9,091
Yamaha Corp.	4,600	202,782
Yonex Co. Ltd.(a)	10,000	57,773
		2,793,160
Life Sciences Tools & Services – 0.2%
Clinigen Group plc	5,270	61,075
EPS Holdings, Inc.	1,900	37,089
Eurofins Scientific SE(a)	121	61,201
Evotec AG*	8,740	172,805
Genfit* (a)	3,645	85,160
Gerresheimer AG	755	53,252
Lonza Group AG (Registered)*	2,187	688,560
MorphoSys AG*	1,667	154,503
QIAGEN NV*	6,975	253,193
Sartorius Stedim Biotech	770	95,620
Siegfried Holding AG (Registered)*	165	66,269
Tecan Group AG (Registered)	779	175,951
		1,904,678
Machinery – 2.8%
Aalberts Industries NV	1,980	72,800
Ag Growth International, Inc.	912	40,813
Aida Engineering Ltd.	19,300	159,045
Alfa Laval AB	6,238	159,504
Alimak Group AB(c)	2,416	34,047
Alstom SA*	3,962	173,505
Amada Holdings Co. Ltd.	10,600	99,937

Investments	Shares	Value
Machinery – (continued)
ANDRITZ AG	20	$1,037
Asahi Diamond Industrial Co. Ltd.	8,100	51,174
Atlas Copco AB, Class A*	15,228	377,547
Atlas Copco AB, Class B*	12,636	289,988
ATS Automation Tooling Systems, Inc.*	1,400	20,639
Aumann AG(c)	385	19,019
Beijer Alma AB	2,304	34,793
Bobst Group SA (Registered)	200	15,151
Bodycote plc	16,467	167,379
Bucher Industries AG (Registered)	275	76,002
Burckhardt Compression Holding AG	76	25,235
Cargotec OYJ, Class B	3,484	144,875
CKD Corp.(a)	14,100	162,421
CNH Industrial NV	40,095	417,317
Concentric AB	914	12,280
Construcciones y Auxiliar de Ferrocarriles SA	5,589	210,243
Conzzeta AG (Registered)	55	49,264
Daetwyler Holding AG	334	50,802
Daifuku Co. Ltd.	4,800	206,708
Daiwa Industries Ltd.	1,600	16,885
Danieli & C Officine Meccaniche SpA	3,209	59,993
Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	3,477	51,294
Deutz AG	11,766	87,721
DMG Mori AG	1,007	48,777
DMG Mori Co. Ltd.(a)	10,100	146,325
Duerr AG	2,992	106,855
Ebara Corp.	4,100	119,888
FANUC Corp.	6,200	1,084,197
Fluidra SA*	912	11,036
Fuji Corp.(a)	4,900	68,601
Fujitec Co. Ltd.	59,700	650,667
Furukawa Co. Ltd.(a)	19,200	238,182
Georg Fischer AG (Registered)	121	112,772
Harmonic Drive Systems, Inc.(a)	1,500	45,656
Heidelberger Druckmaschinen AG*	13,984	32,513

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Hirata Corp.(a)	1,700	$104,993
Hitachi Construction Machinery Co. Ltd.	5,100	136,024
Hitachi Zosen Corp.	102,200	388,497
Hoshizaki Corp.	1,900	153,374
IHI Corp.	2,500	91,489
IMA Industria Macchine Automatiche SpA(a)	495	29,754
IMI plc	17,717	225,134
Interpump Group SpA	3,884	112,220
Interroll Holding AG (Registered)	34	63,004
Japan Steel Works Ltd. (The)	8,700	184,631
JTEKT Corp.	18,700	233,470
Jungheinrich AG (Preference)	4,524	150,189
Kawasaki Heavy Industries Ltd.	16,200	384,562
KION Group AG	2,754	161,326
Kitz Corp.	85,300	679,498
Koenig & Bauer AG	388	18,992
Komatsu Ltd.	28,000	730,548
Komax Holding AG (Registered)*	165	45,273
Komori Corp.	4,400	47,760
Kone OYJ, Class B	11,664	568,548
Konecranes OYJ	4,673	167,632
Krones AG	330	29,557
KSB SE & Co. KGaA (Preference)	162	54,332
Kubota Corp.	27,987	441,920
Kurita Water Industries Ltd.	3,400	83,844
Kyokuto Kaihatsu Kogyo Co. Ltd.	24,300	347,312
Makino Milling Machine Co. Ltd.(a)	16,200	618,688
Makita Corp.	6,600	228,373
Max Co. Ltd.	26,300	354,457
Meidensha Corp.	36,000	508,794
Metso OYJ	4,427	139,997
MINEBEA MITSUMI, Inc.	16,211	248,074
MISUMI Group, Inc.	8,600	172,678
Mitsubishi Heavy Industries Ltd.	5,811	205,397
Mitsuboshi Belting Ltd.(a)	21,500	527,903
Miura Co. Ltd.	3,300	80,852
Morgan Advanced Materials plc	39,032	137,650

Investments	Shares	Value
Machinery – (continued)
Morita Holdings Corp.	9,000	$171,539
Nabtesco Corp.	2,300	50,706
Nachi-Fujikoshi Corp.(a)	3,300	134,655
NFI Group, Inc.	4,543	153,630
NGK Insulators Ltd.	8,700	122,342
Nilfisk Holding A/S*	1,053	41,418
Nitta Corp.	3,400	123,672
Noritake Co. Ltd.	8,100	404,803
Norma Group SE	1,114	60,233
NSK Ltd.	9,100	90,149
NTN Corp.(a)	43,800	160,677
Obara Group, Inc.	600	23,632
OC Oerlikon Corp. AG (Registered)*	4,758	56,714
Oiles Corp.	8,620	158,491
OKUMA Corp.(a)	1,000	50,064
OSG Corp.	1,500	31,022
Outotec OYJ*	6,765	26,215
Palfinger AG	2,657	81,133
Pfeiffer Vacuum Technology AG	302	37,640
Picanol	324	29,148
Rational AG	55	31,907
Rotork plc	23,256	89,087
Ryobi Ltd.	26,000	759,116
Sandvik AB	35,721	566,318
Schindler Holding AG	1,541	325,389
Schindler Holding AG (Registered)	602	125,200
Shima Seiki Manufacturing Ltd.	1,300	35,134
Shinmaywa Industries Ltd.	77,100	948,250
Sintokogio Ltd.	2,200	18,968
SKF AB, Class A	2,427	38,876
SKF AB, Class B	19,923	320,435
SMC Corp.	2,000	640,645
Sodick Co. Ltd.	47,600	358,513
Spirax-Sarco Engineering plc	2,783	230,072
Stabilus SA	1,549	103,989
Star Micronics Co. Ltd.	5,900	84,013
Sulzer AG (Registered)	566	56,943
Sumitomo Heavy Industries Ltd.	5,200	164,264
Tadano Ltd.	6,500	70,152
Takeuchi Manufacturing Co. Ltd.	11,800	244,354
Takuma Co. Ltd.	16,200	205,846

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
THK Co. Ltd.	2,500	$55,403
Toshiba Machine Co. Ltd.(a)	19,849	376,736
Trelleborg AB, Class B	14,198	256,784
Tsubaki Nakashima Co. Ltd.(a)	5,600	103,212
Tsubakimoto Chain Co.	2,200	84,799
Union Tool Co.	500	17,234
Valmet OYJ	5,005	114,099
VAT Group AG* (a) (c)	357	35,916
Vesuvius plc	180,144	1,252,174
Volvo AB, Class A	14,337	215,219
Volvo AB, Class B	83,265	1,246,283
Vossloh AG	1,458	67,484
Wacker Neuson SE	5,236	116,517
Wartsila OYJ Abp	15,552	265,287
Weir Group plc (The)	9,242	187,290
YAMABIKO Corp.	32,400	349,106
Yangzijiang Shipbuilding Holdings Ltd.	22,600	20,237
		26,998,767
Marine – 0.3%
AP Moller – Maersk A/S, Class B	162	205,775
Clarkson plc	2,422	73,654
Dfds A/S	2,869	122,869
Golden Ocean Group Ltd.	3,321	24,992
Hapag-Lloyd AG(c)	836	30,955
Iino Kaiun Kaisha Ltd.	12,400	54,498
Irish Continental Group plc(a)	11,810	69,583
Kuehne + Nagel International AG (Registered)	2,430	338,446
Mitsui OSK Lines Ltd.	16,200	395,329
Nippon Yusen KK	8,100	130,987
Orient Overseas International Ltd.*	7,000	41,075
Pacific Basin Shipping Ltd.(a)	3,321,000	724,406
SITC International Holdings Co. Ltd.	182,000	133,725
Stolt-Nielsen Ltd.	21,846	294,747
Wallenius Wilhelmsen ASA*	19,252	66,197
Wilh Wilhelmsen Holding ASA, Class A	2,416	48,866

Investments	Shares	Value
Marine – (continued)
Wilh Wilhelmsen Holding ASA, Class B	2,216	$44,162
		2,800,266
Media – 1.3%
Altice Europe NV*	11,083	26,459
Altice Europe NV, Class B*	23,845	57,007
Altice USA, Inc., Class A	3,073	50,121
APG SGA SA	324	114,345
Ascential plc	19,337	93,099
Atresmedia Corp. de Medios de Comunicacion SA	52,245	294,915
Axel Springer SE	2,916	193,943
Cogeco Communications, Inc.	5,498	270,242
Cogeco, Inc.	2,835	133,412
Corus Entertainment, Inc., Class B(a)	75,220	284,098
CyberAgent, Inc.	2,200	93,376
Daily Mail & General Trust plc, Class A	15,425	137,867
Dentsu, Inc.	10,200	473,599
Euromoney Institutional Investor plc	3,918	63,579
Evergrande Health Industry Group Ltd.*	125,000	171,888
Fairfax Media Ltd.	2,098,587	951,919
Hakuhodo DY Holdings, Inc.	7,400	123,667
Informa plc	24,786	225,999
IPSOS	36,369	970,034
ITV plc	146,610	279,029
JCDecaux SA	7,960	262,094
Lagardere SCA	151	4,139
Macromill, Inc.	8,100	160,773
Mediaset Espana Comunicacion SA	31,914	217,395
Mediaset SpA*	56,848	171,399
Metropole Television SA	8,095	156,934
Modern Times Group MTG AB, Class B(a)	1,546	57,207
Nine Entertainment Co. Holdings Ltd.(a)	625,635	749,378
Nippon Television Holdings, Inc.	8,100	129,336
NOS SGPS SA	1,360	7,643
NRJ Group	13,770	121,696

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
oOh!media Ltd.	6,533	$21,901
Pearson plc(a)	41,391	475,246
Promotora de Informaciones SA, Class A* (a)	158,274	287,649
ProSiebenSat.1 Media SE	4,941	114,319
Publicis Groupe SA	3,673	213,245
Quebecor, Inc., Class B	8,092	159,098
RAI Way SpA(c)	8,120	42,092
RTL Group SA	243	15,611
Sanoma OYJ	65,379	737,443
Schibsted ASA, Class A	2,349	81,636
Schibsted ASA, Class B	3,483	110,644
SES SA, FDR	15,471	332,621
Seven West Media Ltd.* (a)	788,610	435,963
Shaw Communications, Inc., Class B	5,869	109,537
Singapore Press Holdings Ltd.(a)	116,700	223,321
SKY Network Television Ltd.	199,503	291,817
SKY Perfect JSAT Holdings, Inc.(a)	15,200	67,612
Southern Cross Media Group Ltd.	448,324	362,235
Stroeer SE & Co. KGaA	1,820	95,230
Tamedia AG (Registered)	2,559	301,463
Telenet Group Holding NV	4,779	232,189
Vector, Inc.	1,500	25,706
Wowow, Inc.	3,630	105,341
WPP AUNZ Ltd.(a)	17,974	7,134
WPP plc	57,996	658,492
Zenrin Co. Ltd.	2,400	59,694
		12,613,831
Metals & Mining – 4.2%
Acacia Mining plc*	84,990	166,532
Acerinox SA	13,671	152,855
Agnico Eagle Mines Ltd.	4,270	151,194
Aichi Steel Corp.	18,000	636,392
Alumina Ltd.	94,737	171,219
AMG Advanced Metallurgical Group NV	557	26,683
Anglo American plc(a)	77,274	1,654,040
Antofagasta plc	8,683	87,071

Investments	Shares	Value
Metals & Mining – (continued)
APERAM SA	4,224	$144,059
ArcelorMittal	27,297	681,672
Asahi Holdings, Inc.(a)	33,200	710,451
Aurubis AG	2,452	149,136
Ausdrill Ltd.(a)	67,540	82,095
B2Gold Corp.*	52,817	130,710
Barrick Gold Corp.	19,756	248,069
Bekaert SA	1,102	23,799
BHP Billiton Ltd.	91,368	2,085,825
BHP Billiton plc	121,257	2,420,722
BlueScope Steel Ltd.	30,942	315,136
Boliden AB*	14,661	335,498
Centamin plc	132,669	168,670
Centerra Gold, Inc.*	152,963	598,690
Detour Gold Corp.*	155,796	1,151,935
Dowa Holdings Co. Ltd.(a)	2,200	64,233
Eldorado Gold Corp.*	12,700	8,510
Endeavour Mining Corp.*	5,941	91,337
Eramet	818	75,491
Evolution Mining Ltd.	42,290	89,320
Evraz plc	12,821	88,954
Ferrexpo plc	224,757	599,926
First Majestic Silver Corp.* (a)	7,212	40,144
First Quantum Minerals Ltd.	22,680	226,930
Fortescue Metals Group Ltd.(a)	30,592	86,728
Fortuna Silver Mines, Inc.*	16,264	61,923
Franco-Nevada Corp.	4,617	289,061
Galaxy Resources Ltd.* (a)	98,577	153,008
Glencore plc*	592,677	2,414,629
Goldcorp, Inc.	7,186	65,061
Granges AB	70,308	744,643
Hill & Smith Holdings plc	4,063	51,422
Hitachi Metals Ltd.	4,740	55,945
Hochschild Mining plc	46,419	93,476
Hudbay Minerals, Inc.(a)	187,322	737,449
IAMGOLD Corp.*	26,072	89,736
Iluka Resources Ltd.	2,673	15,270
Independence Group NL	36,717	105,134
Ivanhoe Mines Ltd., Class A* (a)	53,330	100,711
JFE Holdings, Inc.	21,500	405,977
KAZ Minerals plc	17,892	118,605
Kinross Gold Corp.*	58,977	153,589
Kirkland Lake Gold Ltd.	21,465	422,190

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Kobe Steel Ltd.	16,200	$130,341
Kyoei Steel Ltd.(a)	14,300	259,505
Labrador Iron Ore Royalty Corp.	58,351	1,270,770
Lundin Gold, Inc.* (a)	17,172	61,195
Lundin Mining Corp.	25,589	105,415
Mineral Resources Ltd.(a)	22,599	228,243
Mitsui Mining & Smelting Co. Ltd.	3,000	84,932
Nevsun Resources Ltd.	25,643	114,229
New Gold, Inc.*	42,600	34,061
Newcrest Mining Ltd.	27,702	404,652
Nippon Denko Co. Ltd.(a)	24,300	57,706
Nippon Light Metal Holdings Co. Ltd.(a)	66,500	140,242
Nippon Steel & Sumitomo Metal Corp.	38,610	714,005
Nisshin Steel Co. Ltd.(a)	5,500	71,933
Nittetsu Mining Co. Ltd.	8,100	344,872
Norsk Hydro ASA	67,230	350,030
Northern Star Resources Ltd.	33,407	207,886
Novagold Resources, Inc.*	18,010	73,507
OceanaGold Corp.	492,103	1,420,194
OM Holdings Ltd.	245,835	236,089
Orocobre Ltd.* (a)	10,611	25,043
Osaka Steel Co. Ltd.	1,000	17,740
Outokumpu OYJ(a)	8,217	34,541
OZ Minerals Ltd.	13,621	87,175
Pan American Silver Corp.	7,565	111,696
Polymetal International plc	20,121	186,189
Pretium Resources, Inc.* (a)	145,029	1,166,195
Randgold Resources Ltd.	160	12,573
Regis Resources Ltd.(a)	74,115	221,672
Resolute Mining Ltd.(a)	637,158	469,649
Rio Tinto Ltd.	16,038	868,434
Rio Tinto plc	61,479	2,987,831
Salzgitter AG	6,182	247,820
Sandfire Resources NL(a)	147,420	694,818
Sandstorm Gold Ltd.* (a)	16,268	60,328
Sanyo Special Steel Co. Ltd.	14,300	328,816
Saracen Mineral Holdings Ltd.* (a)	180,063	312,668
SEMAFO, Inc.* (a)	22,315	48,938

Investments	Shares	Value
Metals & Mining – (continued)
Sims Metal Management Ltd.	5,940	$47,489
South32 Ltd.	278,316	714,068
SSAB AB, Class A	13,394	53,563
SSAB AB, Class B	21,454	69,693
SSR Mining, Inc.*	9,309	91,442
St Barbara Ltd.	93,312	275,121
Sumitomo Metal Mining Co. Ltd.	17,000	536,263
Tahoe Resources, Inc.* (a)	249,179	590,098
Teck Resources Ltd., Class B	27,459	568,939
thyssenkrupp AG	15,552	327,314
Toho Titanium Co. Ltd.	200	2,040
Toho Zinc Co. Ltd.	19,500	623,765
Tokyo Steel Manufacturing Co. Ltd.(a)	77,400	609,708
Topy Industries Ltd.(a)	16,300	439,077
Torex Gold Resources, Inc.* (a)	11,202	102,274
Trevali Mining Corp.* (a)	434,940	162,285
UACJ Corp.(a)	25,500	558,783
voestalpine AG(a)	5,346	190,138
Wheaton Precious Metals Corp.	1,120	18,456
Yamana Gold, Inc.	59,028	134,395
Yodogawa Steel Works Ltd.	19,000	413,486
		40,462,185
Multiline Retail – 0.4%
B&M European Value Retail SA	23,899	127,278
Canadian Tire Corp. Ltd., Class A(a)	2,462	277,724
Dollarama, Inc.	9,300	257,843
Don Quijote Holdings Co. Ltd.(a)	3,400	203,660
Europris ASA* (c)	71,442	190,825
Fuji Co. Ltd.	8,100	151,945
H2O Retailing Corp.	11,315	175,758
Harvey Norman Holdings Ltd.(a)	5,610	12,684
Hudson’s Bay Co.(a)	89,573	577,714
Isetan Mitsukoshi Holdings Ltd.	14,400	168,556
Izumi Co. Ltd.(a)	1,300	70,728
J Front Retailing Co. Ltd.	10,700	140,416
Marks & Spencer Group plc	32,562	123,154
Marui Group Co. Ltd.(a)	5,500	118,426
Next plc	7,032	467,587
Parco Co. Ltd.(a)	17,600	186,675
Ryohin Keikaku Co. Ltd.	600	158,487

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Multiline Retail – (continued)
Seria Co. Ltd.(a)	1,000	$33,716
Takashimaya Co. Ltd.	1,000	15,772
		3,458,948
Multi-Utilities – 0.8%
A2A SpA	175,798	283,743
ACEA SpA	6,912	90,925
AGL Energy Ltd.	33,372	425,743
Algonquin Power & Utilities Corp.	26,557	265,722
Centrica plc	189,910	357,192
E.ON SE	53,561	519,241
Engie SA	111,699	1,490,251
Hera SpA	68,753	190,077
Innogy SE*	7,840	327,076
Iren SpA	59,110	128,122
Just Energy Group, Inc.(a)	22,842	74,270
Keppel Infrastructure Trust	106,600	35,410
National Grid plc	175,689	1,861,443
REN – Redes Energeticas Nacionais SGPS SA	279,693	745,997
RWE AG	25,056	488,871
RWE AG (Preference) (Non-Voting)	6,955	115,841
Suez	6,723	97,390
Telecom Plus plc	7,522	117,257
Veolia Environnement SA	27,540	549,818
		8,164,389
Oil, Gas & Consumable Fuels – 5.6%
Aker BP ASA	4,404	145,666
Beach Energy Ltd.(a)	203,553	253,912
Birchcliff Energy Ltd.	34,070	107,665
BP plc	608,393	4,410,043
Brightoil Petroleum Holdings Ltd.* (b)	50,147	9,595
BW LPG Ltd.* (c)	70,718	335,629
Cairn Energy plc*	66,766	168,488
Caltex Australia Ltd.	15,309	306,628
Cameco Corp.	13,932	149,584
Canadian Natural Resources Ltd.	43,821	1,205,265
Cenovus Energy, Inc.	56,943	483,034

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
China Aviation Oil Singapore Corp. Ltd.(a)	194,400	$193,726
Cosmo Energy Holdings Co. Ltd.	7,000	260,201
Crescent Point Energy Corp.	30,051	142,332
Delek Group Ltd.	543	91,161
DNO ASA	149,931	289,518
Enagas SA	4,779	126,924
Enbridge Income Fund Holdings, Inc.(a)	9,882	229,282
Enbridge, Inc.	46,668	1,457,698
Encana Corp.(a)	32,238	329,929
Enerplus Corp.	16,456	153,502
Eni SpA	68,688	1,222,350
Equinor ASA	25,786	672,802
Euronav NV	8,816	82,159
Freehold Royalties Ltd.	11,172	82,264
Frontera Energy Corp.* (a)	21,870	286,104
Galp Energia SGPS SA	7,324	127,755
Gaztransport Et Technigaz SA	4,050	300,111
Gibson Energy, Inc.	7,625	121,001
Husky Energy, Inc.(a)	11,656	165,177
Idemitsu Kosan Co. Ltd.	5,800	264,676
Imperial Oil Ltd.	7,695	240,943
Inpex Corp.	18,000	207,266
Inter Pipeline Ltd.	824	13,396
Itochu Enex Co. Ltd.	48,700	458,713
Jerusalem Oil Exploration*	8,100	466,345
JXTG Holdings, Inc.	158,650	1,081,331
Kelt Exploration Ltd.*	5,548	25,686
Keyera Corp.	10,530	262,999
Koninklijke Vopak NV	2,356	106,779
Lundin Petroleum AB	4,170	127,477
MEG Energy Corp.*	205,011	1,643,835
Naphtha Israel Petroleum Corp. Ltd.*	27,742	174,030
Neste OYJ	5,346	440,728
New Hope Corp. Ltd.	228,744	536,625
New Zealand Refining Co. Ltd. (The)	67,959	104,286
NexGen Energy Ltd.* (a)	34,998	71,955
NuVista Energy Ltd.*	7,121	28,739
Oil Refineries Ltd.	182,503	86,687
OMV AG	7,047	392,284

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Origin Energy Ltd.*	79,380	$410,140
Paramount Resources Ltd., Class A* (a)	6,095	44,648
Parex Resources, Inc.*	6,710	97,948
Parkland Fuel Corp.	2,333	78,539
Pembina Pipeline Corp.	9,315	302,024
Peyto Exploration & Development Corp.(a)	154,872	1,266,572
PrairieSky Royalty Ltd.(a)	486	7,401
Premier Oil plc*	625,077	862,587
Repsol SA	70,104	1,257,001
Royal Dutch Shell plc, Class A	242,109	7,735,416
Royal Dutch Shell plc, Class B	195,291	6,400,523
San-Ai Oil Co. Ltd.(a)	20,100	217,110
Santos Ltd.	84,078	395,679
Saras SpA	342,555	668,751
Showa Shell Sekiyu KK	10,200	196,670
Snam SpA	20,007	82,832
Stobart Group Ltd.	33,858	91,716
Suncor Energy, Inc.	50,949	1,713,236
TORC Oil & Gas Ltd.	28,276	116,484
TOTAL SA(a)	139,321	8,202,284
Tourmaline Oil Corp.	13,044	190,706
TransCanada Corp.	22,422	847,537
Tullow Oil plc*	37,552	108,344
United Energy Group Ltd.	7,128,000	1,391,157
Vermilion Energy, Inc.(a)	5,227	138,949
Washington H Soul Pattinson & Co. Ltd.(a)	8,285	169,583
Whitecap Resources, Inc.	30,035	147,288
Whitehaven Coal Ltd.(a)	24,365	83,753
Woodside Petroleum Ltd.	25,974	641,556
		54,510,719
Paper & Forest Products – 0.7%
Ahlstrom-Munksjo OYJ	7,185	112,020
Altri SGPS SA	87,804	771,019
Canfor Corp.*	7,392	106,440
Canfor Pulp Products, Inc.	28,026	469,928
Daiken Corp.	12,500	228,612
Daio Paper Corp.(a)	3,745	48,615
Ence Energia y Celulosa SA(a)	98,172	825,911

Investments	Shares	Value
Paper & Forest Products – (continued)
Hokuetsu Corp.	21,100	$100,774
Holmen AB, Class B	4,070	93,381
Interfor Corp.*	56,781	629,531
Metsa Board OYJ	6,595	57,800
Mondi plc	19,764	465,800
Navigator Co. SA (The)	6,520	32,505
Nippon Paper Industries Co. Ltd.(a)	8,100	147,064
Norbord, Inc.	3,136	80,164
Oji Holdings Corp.	44,000	313,464
Semapa-Sociedade de Investimento e Gestao	25,151	481,035
Stella-Jones, Inc.	1,045	33,548
Stora Enso OYJ, Class R	28,836	434,709
Svenska Cellulosa AB SCA, Class A	3,160	30,633
Svenska Cellulosa AB SCA, Class B	14,939	141,582
Tokushu Tokai Paper Co. Ltd.	8,100	312,574
UPM-Kymmene OYJ	19,926	641,417
West Fraser Timber Co. Ltd.	2,213	111,455
Western Forest Products, Inc.	301,806	404,476
		7,074,457
Personal Products – 1.1%
Asaleo Care Ltd.(a)	214,824	106,580
Beiersdorf AG	2,754	285,206
Blackmores Ltd.(a)	798	68,645
BWX Ltd.(a)	10,773	19,394
Ci:z Holdings Co. Ltd.	1,800	93,465
Fancl Corp.	2,500	110,540
Interparfums SA	541	22,404
Kao Corp.	14,600	974,282
Kobayashi Pharmaceutical Co. Ltd.	1,400	91,799
Kose Corp.	700	104,639
L’Oreal SA	7,785	1,754,456
Mandom Corp.	2,600	72,341
Milbon Co. Ltd.	1,000	35,887
Noevir Holdings Co. Ltd.	1,900	80,980
Ontex Group NV(a)	62,585	1,201,248
Oriflame Holding AG	2,061	48,753
Pola Orbis Holdings, Inc.	2,000	53,520

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Personal Products – (continued)
Shiseido Co. Ltd.	15,000	$948,607
Unilever NV, CVA(a)	49,167	2,647,554
Unilever plc	36,612	1,939,773
YA-MAN Ltd.(a)	800	12,909
		10,672,982
Pharmaceuticals – 3.9%
ALK-Abello A/S*	532	85,318
Almirall SA	4,648	84,315
Aphria, Inc.*	7,900	94,445
ASKA Pharmaceutical Co. Ltd.	24,300	320,397
Astellas Pharma, Inc.	62,700	970,599
AstraZeneca plc	41,634	3,186,551
Aurora Cannabis, Inc.* (a) (b)	597	1
Aurora Cannabis, Inc.* (a)	20,320	138,329
Bausch Health Cos., Inc.*	20,785	476,714
Bayer AG (Registered)	26,244	2,015,490
Boiron SA	370	22,177
BTG plc*	27,344	192,862
Canopy Growth Corp.* (a)	9,882	364,428
Chugai Pharmaceutical Co. Ltd.	8,600	505,232
Daiichi Sankyo Co. Ltd.	18,900	722,472
Dechra Pharmaceuticals plc	5,318	155,335
Eisai Co. Ltd.	9,200	767,190
Faes Farma SA	26,904	113,247
Financiere de Tubize SA(a)	1,549	107,412
Galenica AG* (c)	3,128	167,921
GlaxoSmithKline plc	140,417	2,711,362
GW Pharmaceuticals plc* (b)	1	9
H Lundbeck A/S	1,852	86,515
Haw Par Corp. Ltd.	3,200	29,694
Hikma Pharmaceuticals plc	7,104	172,602
Hisamitsu Pharmaceutical Co., Inc.	1,900	107,244
Hutchison China MediTech Ltd.*	715	44,401
Indivior plc*	25,760	61,995
Ipsen SA	770	106,962
JCR Pharmaceuticals Co. Ltd.	600	25,493
Kaken Pharmaceutical Co. Ltd.	1,500	75,229
Kissei Pharmaceutical Co. Ltd.	1,400	40,379
Kyowa Hakko Kirin Co. Ltd.	5,000	97,249
Mayne Pharma Group Ltd.*	148,797	118,115

Investments	Shares	Value
Pharmaceuticals – (continued)
Merck KGaA	2,835	$303,938
Mitsubishi Tanabe Pharma Corp.	12,700	187,706
Mochida Pharmaceutical Co. Ltd.	1,600	126,747
Nippon Shinyaku Co. Ltd.	2,000	115,369
Novartis AG (Registered)	75,978	6,664,975
Novo Nordisk A/S, Class B	49,572	2,144,830
Ono Pharmaceutical Co. Ltd.	16,800	382,877
Orion OYJ, Class A	1,474	51,106
Orion OYJ, Class B	6,647	228,954
Otsuka Holdings Co. Ltd.	17,500	838,598
Recipharm AB, Class B*	3,741	55,421
Recordati SpA	3,719	126,077
Roche Holding AG – BR	892	217,436
Roche Holding AG – Genusschein	20,736	5,052,583
Rohto Pharmaceutical Co. Ltd.	2,000	63,444
Sanofi	32,724	2,923,224
Santen Pharmaceutical Co. Ltd.	16,300	241,926
Seikagaku Corp.	1,800	26,684
Shionogi & Co. Ltd.	9,400	602,373
STADA Arzneimittel AG	2,195	203,142
Sumitomo Dainippon Pharma Co. Ltd.	10,400	217,667
Taisho Pharmaceutical Holdings Co. Ltd.	2,500	266,714
Takeda Pharmaceutical Co. Ltd.(a)	21,900	886,828
Teva Pharmaceutical Industries Ltd.	39,528	788,606
Torii Pharmaceutical Co. Ltd.	700	15,426
Towa Pharmaceutical Co. Ltd.	400	30,907
Tsumura & Co.	900	28,071
UCB SA	4,050	340,401
United Laboratories International Holdings Ltd. (The)(a)	130,000	90,377
Vifor Pharma AG	1,529	221,241
Virbac SA*	532	85,475
ZERIA Pharmaceutical Co. Ltd.	1,800	33,670
		37,730,477
Professional Services – 1.1%
Adecco Group AG (Registered)	5,589	274,144
AF AB, Class B	3,322	71,349

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Professional Services – (continued)
ALS Ltd.	13,503	$78,093
Applus Services SA	17,126	233,243
Benefit One, Inc.	1,000	25,741
Bertrandt AG	2,192	181,555
Brunel International NV	2,003	24,851
Bureau Veritas SA	3,536	79,929
Capita plc*	1,340,534	2,203,604
Cerved Group SpA	16,425	131,110
DKSH Holding AG	660	44,584
en-japan, Inc.	1,700	67,937
Experian plc	29,808	686,521
Funai Soken Holdings, Inc.	2,700	57,251
Groupe Crit	2,511	167,860
Hays plc	34,264	71,932
Intertek Group plc	4,779	286,267
Intertrust NV(c)	16,281	262,872
IPH Ltd.	144,060	551,354
JAC Recruitment Co. Ltd.	1,300	23,499
McMillan Shakespeare Ltd.	17,577	205,552
Meitec Corp.	2,400	100,589
Morneau Shepell, Inc.(a)	2,428	50,437
Nihon M&A Center, Inc.	2,400	57,568
Nomura Co. Ltd.	3,000	68,185
Outsourcing, Inc.	3,000	38,013
Pagegroup plc	20,728	132,956
Persol Holdings Co. Ltd.	5,700	108,490
Randstad NV	6,156	310,739
Recruit Holdings Co. Ltd.	55,200	1,485,467
RELX plc	61,560	1,219,203
RWS Holdings plc	3,113	19,013
SEEK Ltd.	5,653	71,557
SGS SA (Registered)	206	489,862
SMS Co. Ltd.	3,200	53,619
Stantec, Inc.	1,027	26,792
Synergie SA	4,212	128,855
TechnoPro Holdings, Inc.	1,900	99,331
Teleperformance	1,701	280,618
Wolters Kluwer NV	9,558	543,217
		11,013,759

Investments	Shares	Value
Real Estate Management & Development – 3.1%
ADLER Real Estate AG	27,621	$447,532
ADO Group Ltd.*	8,847	194,305
ADO Properties SA(c)	5,265	311,101
Aedas Homes SAU* (c)	486	12,577
Aeon Mall Co. Ltd.	7,690	142,346
Africa Israel Properties Ltd.*	10,611	275,666
Airport City Ltd.*	17,368	202,274
Allreal Holding AG (Registered)*	1,474	226,544
Alrov Properties and Lodgings Ltd.	7,938	243,971
Altus Group Ltd.	4,352	95,474
Amot Investments Ltd.	14,530	72,178
Aroundtown SA	13,148	109,197
Atrium Ljungberg AB, Class B	7,605	129,139
Aveo Group(a)	243,162	317,969
Azrieli Group Ltd.	2,518	122,173
Bayside Land Corp.	144	61,860
Big Shopping Centers Ltd.	3,240	211,172
Blue Square Real Estate Ltd.	6,779	240,403
Bukit Sembawang Estates Ltd.	97,200	375,520
CA Immobilien Anlagen AG	1,760	57,312
Capital & Counties Properties plc	51,118	163,486
CapitaLand Ltd.	133,200	302,028
Carmila SA, REIT(a)	6,697	147,663
Castellum AB	17,739	306,367
Catena AB	11,907	242,317
City Developments Ltd.	21,400	122,237
CK Asset Holdings Ltd.	162,000	1,051,841
CLS Holdings plc	27,443	76,442
Colliers International Group, Inc.	1,940	132,066
Corestate Capital Holding SA	10,368	447,578
Daejan Holdings plc	4,779	358,444
Daibiru Corp.	3,300	33,335
Daikyo, Inc.(a)	3,300	86,612
Daito Trust Construction Co. Ltd.	2,300	303,664
Daiwa House Industry Co. Ltd.	35,400	1,069,324
Deutsche EuroShop AG	36,855	1,144,184
Deutsche Wohnen SE	10,530	482,490
Dios Fastigheter AB	75,006	452,595
Emperor International Holdings Ltd.	380,000	93,068
Fabege AB	12,308	157,424

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Far East Consortium International Ltd.	893,019	$415,787
Fastighets AB Balder, Class B*	8,540	214,722
FastPartner AB	6,642	39,970
First Capital Realty, Inc.	16,688	249,573
FirstService Corp.(a)	1,780	130,906
Gazit-Globe Ltd.	3,498	29,246
Goldcrest Co. Ltd.	9,100	142,320
Grainger plc	22,537	78,039
Grand City Properties SA	2,508	60,755
Great Eagle Holdings Ltd.	8,646	39,483
GSH Corp. Ltd.	603,500	169,963
Heiwa Real Estate Co. Ltd.	11,700	216,884
Hembla AB*	6,592	112,803
Hemfosa Fastigheter AB	10,627	131,505
Henderson Land Development Co. Ltd.	28,763	133,920
Hiag Immobilien Holding AG*	355	41,997
HKR International Ltd.	732,160	349,297
Ho Bee Land Ltd.	132,700	232,857
Hufvudstaden AB, Class A	2,610	38,637
Hulic Co. Ltd.	20,900	191,675
Hysan Development Co. Ltd.	19,000	89,069
Ichigo, Inc.	14,300	46,756
IMMOFINANZ AG*	4,089	97,572
Intershop Holding AG	131	64,465
Japan Asset Marketing Co. Ltd.* (a)	53,700	58,527
Jerusalem Economy Ltd.*	1,782	4,783
Jeudan A/S	112	15,887
K Wah International Holdings Ltd.	1,176,089	531,081
Kabuki-Za Co. Ltd.	1,000	50,507
Kenedix, Inc.	13,500	70,218
Kerry Properties Ltd.	39,000	122,631
Klovern AB, Class B	374,544	433,158
Kowloon Development Co. Ltd.	183,000	188,383
Kungsleden AB	36,207	253,735
Lai Sun Development Co. Ltd.	154,124	223,733
Landing International Development Ltd.*	165,600	34,432

Investments	Shares	Value
Real Estate Management & Development – (continued)
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	143,500	$51,071
LEG Immobilien AG	2,673	292,749
LendLease Group	23,895	298,066
Leopalace21 Corp.(a)	21,500	89,730
Melisron Ltd.	3,992	169,238
Mitsubishi Estate Co. Ltd.	27,000	431,957
Mitsui Fudosan Co. Ltd.	20,400	459,861
Mobimo Holding AG (Registered)	232	51,778
Morguard Corp.	3,159	428,320
New World Development Co. Ltd.	192,362	243,906
Nexity SA	2,826	135,509
Nomura Real Estate Holdings, Inc.	5,800	108,903
Norstar Holdings, Inc.	18,086	284,395
Norwegian Property ASA	16,948	20,850
NTT Urban Development Corp.(a)	3,200	47,608
Open House Co. Ltd.	2,000	78,596
Oxley Holdings Ltd.	715,488	155,002
PATRIZIA Immobilien AG	3,248	55,865
Peet Ltd.	12,636	9,896
Perennial Real Estate Holdings Ltd.	299,200	150,162
Platzer Fastigheter Holding AB, Class B	5,103	32,997
Property & Building Corp. Ltd.	3,224	231,177
PSP Swiss Property AG (Registered)	1,501	145,116
Raysum Co. Ltd.	8,100	99,550
Relo Group, Inc.	2,270	53,625
S IMMO AG	45,117	771,909
Sagax AB, Class B	5,743	80,178
Savills plc(a)	114,777	1,063,258
SEA Holdings Ltd.	197,170	228,876
Shinoken Group Co. Ltd.	13,100	108,417
Sino Land Co. Ltd.	184,066	288,799
Sirius Real Estate Ltd.	88,371	63,007
St Modwen Properties plc	2,689	12,857
Sumitomo Realty & Development Co. Ltd.	9,000	309,663

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Summit Real Estate Holdings Ltd.	41,958	$378,526
Sun Frontier Fudousan Co. Ltd.(a)	16,200	165,510
Sun Hung Kai Properties Ltd.	84,435	1,097,524
Swire Pacific Ltd., Class B	245,000	394,405
Swire Properties Ltd.	47,600	162,423
Swiss Prime Site AG (Registered)*	2,592	210,782
TAG Immobilien AG	7,460	170,572
TAI Cheung Holdings Ltd.	324,000	301,707
Takara Leben Co. Ltd.(a)	8,936	25,734
Tateru, Inc.(a)	2,500	10,522
TLG Immobilien AG	2,046	52,021
Tokyu Fudosan Holdings Corp.	28,000	157,795
Tosei Corp.	16,200	148,141
Tricon Capital Group, Inc.(a)	87,318	695,485
United Engineers Ltd.	77,800	147,757
United Industrial Corp. Ltd.	5,656	11,436
Unizo Holdings Co. Ltd.(a)	22,400	421,780
UOL Group Ltd.	26,999	117,565
Vonovia SE	16,245	743,987
Wallenstam AB, Class B(a)	20,754	187,224
Wharf Holdings Ltd. (The)	57,000	142,220
Wharf Real Estate Investment Co. Ltd.	38,000	235,337
Wheelock & Co. Ltd.	24,000	128,122
Wihlborgs Fastigheter AB	8,338	94,367
Wing Tai Holdings Ltd.	59,200	82,507
Wing Tai Properties Ltd.	324,000	215,741
Yanlord Land Group Ltd.	81,000	73,700
		29,952,935
Road & Rail – 1.9%
ALD SA(c)	6,073	90,623
Canadian National Railway Co.	24,867	2,130,997
Canadian Pacific Railway Ltd.	5,184	1,065,695
Central Japan Railway Co.	11,200	2,148,598
ComfortDelGro Corp. Ltd.	136,300	221,458
DSV A/S	5,913	475,576
East Japan Railway Co.	13,200	1,155,022
Europcar Mobility Group(a) (c)	79,892	758,571
Firstgroup plc*	864,798	944,771
Fukuyama Transporting Co. Ltd.	1,000	38,678

Investments	Shares	Value
Road & Rail – (continued)
Go-Ahead Group plc (The)	26,665	$523,334
Hamakyorex Co. Ltd.	8,100	262,332
Hankyu Hanshin Holdings, Inc.	5,400	177,998
Hitachi Transport System Ltd.	2,700	69,477
Keikyu Corp.(a)	6,000	88,840
Keio Corp.(a)	2,800	152,089
Keisei Electric Railway Co. Ltd.	5,100	157,038
Kintetsu Group Holdings Co. Ltd.	8,700	333,800
Kyushu Railway Co.	2,100	64,384
MTR Corp. Ltd.	42,881	207,857
Nankai Electric Railway Co. Ltd.	3,000	73,395
National Express Group plc	399,411	2,042,410
Nikkon Holdings Co. Ltd.	2,600	62,895
Nippon Express Co. Ltd.	3,700	234,416
Nishi-Nippon Railroad Co. Ltd.	1,000	24,731
Odakyu Electric Railway Co. Ltd.	16,400	346,732
Sankyu, Inc.	2,333	110,391
Seino Holdings Co. Ltd.	7,500	103,939
Senko Group Holdings Co. Ltd.	133,200	1,032,741
Sixt SE	550	56,086
Sixt SE (Preference)	238	16,396
Stagecoach Group plc(a)	240,384	469,326
Stef SA	2,916	267,291
TFI International, Inc.	6,708	223,779
Tobu Railway Co. Ltd.	4,000	111,116
Tokyu Corp.	22,000	363,174
Tonami Holdings Co. Ltd.	5,000	276,904
Trancom Co. Ltd.	3,400	194,320
Transport International Holdings Ltd.	159,231	396,077
VTG AG	4,293	257,315
West Japan Railway Co.	8,400	563,970
		18,294,542
Semiconductors & Semiconductor Equipment – 0.9%
Advantest Corp.(a)	3,100	57,163
AIXTRON SE*	2,085	26,235
ams AG* (a)	3,402	132,509
ASM International NV*	677	29,141
ASM Pacific Technology Ltd.(a)	5,000	43,179
ASML Holding NV	13,851	2,368,520
BE Semiconductor Industries NV(a)	4,004	85,880

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
Dialog Semiconductor plc*	66,440	$1,754,020
Disco Corp.	800	127,385
Infineon Technologies AG	34,425	690,783
Japan Material Co. Ltd.(a)	3,900	45,720
Lasertec Corp.	500	14,355
Melexis NV(a)	495	32,586
Meyer Burger Technology AG* (a)	51,597	27,083
Nordic Semiconductor ASA* (a)	113,782	487,350
NuFlare Technology, Inc.	3,300	166,382
Rohm Co. Ltd.	2,200	154,783
Sanken Electric Co. Ltd.	22,200	492,175
SCREEN Holdings Co. Ltd.	1,800	98,090
Shindengen Electric Manufacturing Co. Ltd.	8,100	352,767
Shinko Electric Industries Co. Ltd.	5,800	40,344
Siltronic AG	754	69,268
SMA Solar Technology AG	992	23,154
SOITEC*	816	58,479
STMicroelectronics NV	26,082	396,591
SUMCO Corp.(a)	4,100	55,439
Tokyo Electron Ltd.	4,700	653,223
Tokyo Seimitsu Co. Ltd.	1,400	33,680
Tower Semiconductor Ltd.*	3,423	53,043
u-blox Holding AG*	81	10,162
Ulvac, Inc.	1,700	55,509
		8,634,998
Software – 0.8%
Alfa Financial Software Holdings plc* (c)	11,745	18,939
Altium Ltd.	5,461	84,647
AVEVA Group plc	2,580	86,305
BlackBerry Ltd.*	15,570	144,051
Blue Prism Group plc*	912	20,206
Constellation Software, Inc.	652	449,814
Dassault Systemes SE	4,151	521,360
Descartes Systems Group, Inc. (The)*	4,000	122,688
Enghouse Systems Ltd.	1,672	92,764
Fuji Soft, Inc.	1,600	73,439
GB Group plc	4,779	30,898

Investments	Shares	Value
Software – (continued)
Gemalto NV*	5,670	$323,532
Hilan Ltd.	1,569	36,905
Infomart Corp.(a)	5,500	57,020
IRESS Ltd.(a)	8,665	66,633
Justsystems Corp.	5,600	114,625
Kinaxis, Inc.*	1,436	97,188
Lectra	810	17,181
Micro Focus International plc	11,549	179,811
Miroku Jyoho Service Co. Ltd.	1,000	18,874
Nemetschek SE	770	101,291
Nice Ltd.*	2,136	226,328
Open Text Corp.	11,421	386,483
Oracle Corp. Japan	800	54,300
Sage Group plc (The)	30,375	211,291
SAP SE	31,752	3,405,545
SimCorp A/S	2,552	196,689
Software AG	1,320	59,212
Sophos Group plc(c)	11,880	66,457
Systena Corp.	5,200	62,803
Technology One Ltd.(a)	33,615	129,606
Temenos AG (Registered)*	1,377	189,596
Trend Micro, Inc.	2,500	144,433
WiseTech Global Ltd.(a)	4,953	56,343
		7,847,257
Specialty Retail – 2.1%
ABC-Mart, Inc.	700	40,938
Accent Group Ltd.(a)	257,418	227,144
Alpen Co. Ltd.	10,600	178,271
AOKI Holdings, Inc.	20,300	268,016
Aoyama Trading Co. Ltd.	2,000	60,609
AP Eagers Ltd.(a)	40,728	212,165
Arcland Sakamoto Co. Ltd.	27,800	365,806
AT-Group Co. Ltd.	16,200	375,375
Autobacs Seven Co. Ltd.	2,100	33,773
Automotive Holdings Group Ltd.(a)	120,798	154,536
BCA Marketplace plc(a)	685,584	1,765,150
Bic Camera, Inc.(a)	4,100	54,240
Bilia AB, Class A	42,316	397,015
CECONOMY AG	470	2,406
Chiyoda Co. Ltd.	2,800	54,038

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Chow Sang Sang Holdings International Ltd.	264,000	$427,686
Chow Tai Fook Jewellery Group Ltd.	16,200	14,197
Clas Ohlson AB, Class B(a)	49,248	415,173
DCM Holdings Co. Ltd.(a)	26,300	255,414
Delek Automotive Systems Ltd.	405	2,280
Dixons Carphone plc	55,277	119,683
Dufry AG (Registered)* (a)	2,607	294,289
Dunelm Group plc	324	2,469
EDION Corp.(a)	60,800	638,951
Fast Retailing Co. Ltd.	1,900	960,817
Fenix Outdoor International AG	609	60,436
Fielmann AG	927	57,611
Fnac Darty SA*	13,854	987,359
Geo Holdings Corp.	12,400	189,535
Giordano International Ltd.	1,082,000	480,312
GrandVision NV(c)	10,935	276,790
Halfords Group plc	120,528	474,950
Hennes & Mauritz AB, Class B(a)	15,544	275,073
Hikari Tsushin, Inc.	600	104,843
Hornbach Baumarkt AG	8,550	227,658
Hornbach Holding AG & Co. KGaA	9,720	643,174
IDOM, Inc.(a)	32,400	109,383
Industria de Diseno Textil SA	28,269	798,513
JB Hi-Fi Ltd.(a)	9,194	149,874
JD Sports Fashion plc	25,787	134,532
JINS, Inc.	900	51,119
Joshin Denki Co. Ltd.	5,800	148,270
Joyful Honda Co. Ltd.	8,400	121,249
Kathmandu Holdings Ltd.	68,445	119,781
Kingfisher plc	53,622	174,509
Kohnan Shoji Co. Ltd.	24,300	609,142
Komeri Co. Ltd.	1,000	25,927
K’s Holdings Corp.	14,100	178,163
Leon’s Furniture Ltd.	24,057	317,279
LIXIL VIVA Corp.	16,200	263,122
L’Occitane International SA	81,000	151,887
Luk Fook Holdings International Ltd.	16,672	54,975

Investments	Shares	Value
Specialty Retail – (continued)
Maisons du Monde SA(c)	4,322	$108,421
Mekonomen AB(a)	45,925	537,652
Nishimatsuya Chain Co. Ltd.	1,300	11,588
Nitori Holdings Co. Ltd.	2,600	339,471
Nojima Corp.	32,400	765,106
PAL GROUP Holdings Co. Ltd.	9,800	287,865
Pets at Home Group plc(a)	547,317	769,268
Premier Investments Ltd.	6,508	75,738
Sa Sa International Holdings Ltd.(a)	204,700	78,596
Shimachu Co. Ltd.	9,500	248,917
Shimamura Co. Ltd.	100	8,409
Sleep Country Canada Holdings, Inc.(c)	5,192	105,006
SMCP SA* (c)	3,969	93,989
Sports Direct International plc*	25,620	106,850
Super Retail Group Ltd.(a)	119,251	610,228
Superdry plc	708	7,310
T-Gaia Corp.	7,600	172,398
United Arrows Ltd.	4,400	165,699
USS Co. Ltd.	6,200	111,908
Valora Holding AG (Registered)*	428	107,223
VT Holdings Co. Ltd.(a)	31,300	130,353
WH Smith plc	4,859	120,757
Xebio Holdings Co. Ltd.	5,000	69,381
XXL ASA(a) (c)	49,977	258,062
Yamada Denki Co. Ltd.	27,000	127,278
Yellow Hat Ltd.	16,300	400,657
		20,324,037
Technology Hardware, Storage & Peripherals – 0.6%
Brother Industries Ltd.	16,500	302,791
Canon, Inc.	25,600	730,878
China Goldjoy Group Ltd.	8,532,000	348,272
Eizo Corp.	1,400	57,064
Elecom Co. Ltd.	5,700	135,259
FUJIFILM Holdings Corp.	24,300	1,053,563
Konica Minolta, Inc.	18,900	187,736
Logitech International SA (Registered)	3,669	135,942
Maxell Holdings Ltd.(a)	6,500	82,708
MCJ Co. Ltd.	64,800	516,195

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Technology Hardware, Storage & Peripherals – (continued)
Melco Holdings, Inc.(a)	8,100	$270,227
NEC Corp.	11,700	335,900
Neopost SA	20,979	675,075
Razer, Inc.* (c)	324,000	50,009
Ricoh Co. Ltd.	27,400	274,109
Riso Kagaku Corp.	1,700	35,927
S&T AG*	228	5,678
Seiko Epson Corp.	8,300	134,147
Toshiba TEC Corp.	3,800	113,473
		5,444,953
Textiles, Apparel & Luxury Goods – 1.3%
adidas AG	5,589	1,317,184
Asics Corp.	12,200	177,289
Brunello Cucinelli SpA	1,556	53,332
Burberry Group plc	14,175	328,010
Cie Financiere Richemont SA (Registered)	13,851	1,014,831
Coats Group plc	98,856	101,682
Delta-Galil Industries Ltd.	7,452	208,613
Descente Ltd.(a)	2,800	73,340
Gildan Activewear, Inc.	13,122	393,185
Goldwin, Inc.	1,200	85,490
Gunze Ltd.	700	31,075
Hermes International	956	547,014
HUGO BOSS AG	1,391	99,576
Japan Wool Textile Co. Ltd. (The)	60,500	478,189
Kering SA	2,349	1,047,580
Kurabo Industries Ltd.	18,600	448,786
Luxottica Group SpA	5,589	351,587
LVMH Moet Hennessy Louis Vuitton SE	8,343	2,540,976
Moncler SpA(a)	3,061	106,476
Onward Holdings Co. Ltd.	6,000	36,153
OVS SpA* (a) (c)	219,348	387,959
Pacific Textiles Holdings Ltd.	486,000	490,377
Pandora A/S	2,511	157,150
Puma SE	208	106,996
Regina Miracle International Holdings Ltd.(c)	20,000	10,001
Salvatore Ferragamo SpA	2,964	70,223

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
Samsonite International SA* (c)	60,600	$173,929
Seiko Holdings Corp.	8,300	199,162
Seiren Co. Ltd.(a)	19,500	278,016
Stella International Holdings Ltd.	272,000	272,368
Swatch Group AG (The)	567	192,100
Swatch Group AG (The) (Registered)	1,997	133,511
Ted Baker plc	4,738	110,909
Texwinca Holdings Ltd.(a)	50,000	16,966
Tod’s SpA(a)	245	15,004
TSI Holdings Co. Ltd.	4,800	32,707
Wacoal Holdings Corp.	1,500	41,336
Yondoshi Holdings, Inc.	1,400	29,748
		12,158,830
Thrifts & Mortgage Finance – 0.6%
Aareal Bank AG	8,019	299,018
Charter Court Financial Services Group plc(c)	85,779	318,510
Deutsche Pfandbriefbank AG(c)	126,198	1,680,116
Equitable Group, Inc.	10,019	461,564
First National Financial Corp.	12,474	255,891
Genworth Mortgage Insurance Australia Ltd.(a)	76,302	121,678
Home Capital Group, Inc.* (a)	56,214	558,609
OneSavings Bank plc	165,078	787,185
Paragon Banking Group plc(a)	184,680	1,004,309
		5,486,880
Tobacco – 0.7%
British American Tobacco plc	66,420	2,880,001
Imperial Brands plc	45,360	1,537,645
Japan Tobacco, Inc.	26,300	677,338
Scandinavian Tobacco Group A/S(c)	64,314	976,230
Swedish Match AB	6,318	322,339
		6,393,553
Trading Companies & Distributors – 2.4%
AddTech AB, Class B	4,329	88,572
Advan Co. Ltd.	6,400	64,479
Ahlsell AB(c)	31,347	158,867
Ashtead Group plc	15,876	392,627

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Trading Companies & Distributors – (continued)
BayWa AG	5,184	$151,249
Beijer Ref AB	3,795	60,041
Bossard Holding AG (Registered), Class A(a)	579	94,629
Brenntag AG	3,645	190,681
Bunzl plc	16,929	499,893
Cramo OYJ	26,268	500,613
Diploma plc	6,602	110,930
Ferguson plc	8,185	552,516
Finning International, Inc.	4,307	89,666
Grafton Group plc	188,973	1,748,172
Hanwa Co. Ltd.	4,200	137,885
Howden Joinery Group plc	34,204	205,016
IMCD NV	2,440	165,740
Inaba Denki Sangyo Co. Ltd.	17,200	692,694
Inabata & Co. Ltd.	28,400	379,992
Indutrade AB	2,198	52,811
ITOCHU Corp.	90,300	1,676,297
Iwatani Corp.(a)	2,197	77,578
Jacquet Metal Service SA	10,044	208,488
Japan Pulp & Paper Co. Ltd.	9,600	353,019
Kamei Corp.	16,200	187,185
Kanamoto Co. Ltd.(a)	33,523	1,119,859
Kanematsu Corp.(a)	79,700	1,024,719
Kloeckner & Co. SE	64,916	547,235
Marubeni Corp.	100,200	813,551
Mitani Corp.	5,200	247,893
Mitsubishi Corp.	89,700	2,527,544
Mitsui & Co. Ltd.	98,000	1,637,313
MonotaRO Co. Ltd.	2,800	61,803
Nagase & Co. Ltd.	4,900	77,025
Nippon Steel & Sumikin Bussan Corp.	600	26,211
Nishio Rent All Co. Ltd.	17,300	556,457
Okaya & Co. Ltd.	2,000	175,446
Ramirent OYJ	65,934	481,857
Reece Ltd.	5,999	44,176
Rexel SA	1,782	22,755
Richelieu Hardware Ltd.	5,260	101,175
Russel Metals, Inc.	42,201	782,161
Seven Group Holdings Ltd.(a)	10,640	133,855
SIG plc	382,806	548,804

Investments	Shares	Value
Trading Companies & Distributors – (continued)
Sojitz Corp.	66,500	$223,916
Sumitomo Corp.	67,100	1,018,793
Toromont Industries Ltd.	3,554	167,734
Toyota Tsusho Corp.	17,100	618,967
Travis Perkins plc	4,131	58,432
Yamazen Corp.	75,100	823,169
Yuasa Trading Co. Ltd.	16,200	531,842
		23,212,332
Transportation Infrastructure – 0.5%
Aena SME SA(c)	3,402	544,082
Aeroports de Paris	1,493	312,785
Ansaldo STS SpA*	2,145	30,866
ASTM SpA	7,857	155,970
Atlantia SpA	4,720	94,980
Atlas Arteria Ltd.(a)	39,038	188,974
Auckland International Airport Ltd.	22,540	102,883
BBA Aviation plc	54,258	166,526
Enav SpA(c)	12,657	57,106
Flughafen Zurich AG (Registered)	1,595	315,860
Fraport AG Frankfurt Airport Services Worldwide	1,690	130,785
Getlink	16,112	202,912
Hamburger Hafen und Logistik AG	1,220	25,905
Hong Kong Aircraft Engineering Co. Ltd.	35,200	321,269
Hutchison Port Holdings Trust	461,700	113,117
James Fisher & Sons plc	3,402	73,637
Kamigumi Co. Ltd.	6,500	134,429
Nissin Corp.	8,100	155,605
Port of Tauranga Ltd.	5,225	17,298
Qube Holdings Ltd.(a)	109,704	190,494
SATS Ltd.	19,000	68,328
Societa Iniziative Autostradali e Servizi SpA	4,167	58,829
Sumitomo Warehouse Co. Ltd. (The)(a)	61,700	725,496
Sydney Airport	69,629	317,811
Transurban Group	67,751	544,530
Westshore Terminals Investment Corp.	5,020	91,742
		5,142,219

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Water Utilities – 0.0%(e)
Pennon Group plc	16,200	$154,460
United Utilities Group plc	1,134	10,528
		164,988
Wireless Telecommunication Services – 0.9%
1&1 Drillisch AG	979	43,749
Cellcom Israel Ltd.*	21,851	137,956
Freenet AG	3,078	69,367
Hutchison Telecommunications Hong Kong Holdings Ltd.	554,000	204,232
KDDI Corp.	99,100	2,471,463
M1 Ltd.	121,500	185,128
Millicom International Cellular SA, SDR	415	23,475
NTT DOCOMO, Inc.	42,800	1,078,770
Okinawa Cellular Telephone Co.	11,000	404,989
Rogers Communications, Inc., Class B	14,985	773,526
SmarTone Telecommunications Holdings Ltd.	4,740	6,578
SoftBank Group Corp.	27,041	2,167,976
StarHub Ltd.	137,700	186,941
Tele2 AB, Class B	8,165	92,909
Vodafone Group plc	733,860	1,386,093
		9,233,152
Total Common Stocks (Cost $905,622,724)		947,621,328

CLOSED END FUNDS – 0.1%
Capital Markets – 0.0%(e)
HBM Healthcare Investments AG Class A*	1,620	267,343
Equity Real Estate Investment Trusts (REITs) – 0.1%
UK Commercial Property REIT Ltd.(a)	589,518	660,606
Total Closed End Funds (Cost $852,599)		927,949

Investments	Number of Rights	Value
RIGHTS – 0.0%(e)
Banks – 0.0%(e)
Banco Santander SA, expiring 11/6/2018, price 0.04 EUR*	820,854	$31,902
Containers & Packaging – 0.0%(e)
Vidrala SA, expiring 11/12/2018, price 1.02 EUR*	1,180	4,746
Equity Real Estate Investment Trusts (REITs) – 0.0%(e)
Beni Stabili SpA SIIQ, expiring 11/10/2018, price 0.73 EUR* (b)	174,762	—	(f)
Hotels, Restaurants & Leisure – 0.0%
GVC Holdings plc, CVR* ‡ (b)	96,369	—
Internet & Direct Marketing Retail – 0.0%(e)
Dustin Group AB, expiring 11/7/2018, price 63.00 SEK* (a)	26,163	4,105
Total Rights (Cost $32,067)		40,753
	Number of Warrants
WARRANTS – 0.0%
Capital Markets – 0.0%
Australis Capital, Inc., expiring 8/23/2019, price 0.25 CAD* ‡ (b) (Cost $–)	597	—

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(g) – 1.5%
REPURCHASE AGREEMENTS – 1.5%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $1,511,973, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $1,524,691	$1,511,881	$1,511,881
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $1,000,478, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $1,007,722	1,000,000	1,000,000
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $3,000,183, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $3,042,449	3,000,000	3,000,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $2,300,151, collateralized by various Common Stocks; total market value $2,574,791	2,300,000	2,300,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $7,000,426, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.00%, maturing 11/15/2018 – 8/15/2047; total market value $7,106,628	$7,000,000	$7,000,000
		14,811,881
Total Securities Lending Reinvestments (Cost $14,811,881)		14,811,881

Total Investments – 99.5% (Cost $921,319,271)		963,401,911
Other Assets Less Liabilities – 0.5%		4,693,807
NET ASSETS – 100.0%		$968,095,718

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $68,747,832, collateralized in the form of cash with a value of $14,811,881 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $12,259,880 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 1, 2018 – February 15, 2048 and $46,627,804 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $73,699,565.

(b)

Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $561,479, which represents approximately 0.06% of net assets of the Fund.

(c)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(e)	Represents less than 0.05% of net assets.

(f)	Amount less than one dollar.

(g)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $14,811,881.

Percentages shown are based on Net Assets.

Abbreviations

CAD – Canadian Dollar

CHDI – Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA – Dutch Certification

CVR – Contingent Value Rights

DI – Depositary Interest

EUR – Euro

FDR – Fiduciary Depositary Receipt

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

SEK – Swedish Krona

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$110,352,015
Aggregate gross unrealized depreciation	(76,673,819)
Net unrealized appreciation	$33,678,196
Federal income tax cost	$928,995,263

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	157	12/21/2018	EUR	$5,681,770	$(209,423)
FTSE 100 Index	39	12/21/2018	GBP	3,543,571	(57,792)
Hang Seng Index	3	11/29/2018	HKD	476,650	(18,587)
Nikkei 225 Index	52	12/13/2018	JPY	5,030,437	(120,675)
S&P/TSX 60 Index	15	12/20/2018	CAD	2,042,719	(94,157)
SPI 200 Index	16	12/20/2018	AUD	1,643,733	(79,854)
					$(580,488)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	282,747	Toronto-Dominion Bank (The)	USD	200,000	12/19/2018	$503
JPY	58,523,676	Toronto-Dominion Bank (The)	USD	520,000	12/19/2018	747
USD	367,607	Bank of New York	DKK	2,338,011	12/19/2018	10,901
USD	700,000	Citibank NA	GBP	531,581	12/19/2018	19,095
USD	2,788	Citibank NA	SGD	3,828	12/19/2018	21
Total unrealized appreciation						$31,267

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	127,519	BNP Paribas SA	USD	92,152	12/19/2018	$(1,726)
AUD	421,056	Citibank NA	USD	300,000	12/19/2018	(1,419)
CAD	258,969	Citibank NA	USD	200,000	12/19/2018	(2,605)
CAD	1,250,538	Toronto-Dominion Bank (The)	USD	959,370	12/19/2018	(6,167)
CHF	96,073	Citibank NA	USD	100,000	12/19/2018	(4,017)
CHF	15,008	Goldman Sachs & Co.	USD	15,663	12/19/2018	(669)
CHF	258,358	Toronto-Dominion Bank (The)	USD	260,000	12/19/2018	(1,884)
DKK	1,574,416	Toronto-Dominion Bank (The)	USD	250,000	12/19/2018	(9,794)
EUR	642,258	Citibank NA	USD	750,000	12/19/2018	(19,121)
EUR	1,144,454	Goldman Sachs & Co.	USD	1,346,648	12/19/2018	(44,277)
EUR	492,630	Toronto-Dominion Bank (The)	USD	570,000	12/19/2018	(9,395)
GBP	1,120,467	BNP Paribas SA	USD	1,472,716	12/19/2018	(37,505)
GBP	75,568	Citibank NA	USD	100,000	12/19/2018	(3,205)
JPY	204,564,025	Goldman Sachs & Co.	USD	1,841,101	12/19/2018	(20,877)
JPY	122,509,680	Toronto-Dominion Bank (The)	USD	1,100,000	12/19/2018	(9,901)
SEK	618,850	Goldman Sachs & Co.	USD	69,379	12/19/2018	(1,352)
SEK	1,771,309	Toronto-Dominion Bank (The)	USD	200,000	12/19/2018	(5,291)
USD	1,400,000	Citibank NA	JPY	157,340,540	12/19/2018	(26)
Total unrealized depreciation						$(179,231)
Net unrealized depreciation						$(147,964)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	5.5%
Austria	0.4
Belgium	1.1
Canada	9.0
Denmark	1.1
Finland	1.1
France	7.2
Germany	6.1
Hong Kong	2.8
Ireland	0.5
Israel	1.1
Italy	2.3
Japan	27.0
Netherlands	2.5
New Zealand	0.4
Norway	1.3
Portugal	0.3
Singapore	1.2
Spain	2.5
Sweden	2.9
Switzerland	5.2
United Kingdom	16.5
United States	0.0 †
Other[1]	2.0
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.5%
Aerospace & Defense – 0.2%
Aselsan Elektronik Sanayi ve Ticaret A/S	16,029	$72,260
AviChina Industry & Technology Co. Ltd., Class H(a)	60,000	39,952
Bharat Electronics Ltd.	17,280	21,744
Embraer SA	35,800	201,721
Hanwha Aerospace Co. Ltd.*	1,767	44,115
Korea Aerospace Industries Ltd.*	3,108	78,958
LIG Nex1 Co. Ltd.	430	10,981
United Aircraft Corp. PJSC* ^	25,155,036	308,794
		778,525
Air Freight & Logistics – 0.4%
Aramex PJSC	24,595	26,449
Blue Dart Express Ltd.	318	12,046
GD Express Carrier Bhd.	51,838	4,522
Gulf Warehousing Co.	42,840	477,274
Hyundai Glovis Co. Ltd.	2,346	234,693
Kerry TJ Logistics Co. Ltd.	14,000	16,514
Pos Malaysia Bhd.	20,800	14,713
Sinotrans Ltd., Class H	3,162,000	1,101,138
		1,887,349
Airlines – 0.6%
Aegean Airlines SA	7,106	53,784
Aeroflot PJSC	37,169	54,985
Air Arabia PJSC	3,486,258	968,115
Air China Ltd., Class H	204,000	164,201
AirAsia Group Bhd.	171,800	107,978
Asiana Airlines, Inc.*	18,639	59,701
Azul SA (Preference)*	12,000	98,824
Bangkok Airways PCL, NVDR	52,000	18,353
Cebu Air, Inc.	287,640	344,061
China Airlines Ltd.	240,000	71,047
China Eastern Airlines Corp. Ltd., Class H	176,000	97,211
China Southern Airlines Co. Ltd., Class H	204,000	110,335
Eva Airways Corp.	63,200	28,901

Investments	Shares	Value
Airlines – (continued)
Gol Linhas Aereas Inteligentes SA (Preference)*	3,500	$17,337
Grupo Aeromexico SAB de CV*	10,400	11,509
Hanjin Kal Corp.	4,692	79,466
InterGlobe Aviation Ltd.(b)	4,578	55,033
Jeju Air Co. Ltd.	172	4,641
Jet Airways India Ltd.*	1,248	3,745
Korean Air Lines Co. Ltd.	5,100	122,851
Latam Airlines Group SA	16,524	150,197
SpiceJet Ltd.*	7,072	6,948
Thai Airways International PCL, NVDR*	31,200	12,235
Turk Hava Yollari AO*	76,842	192,678
		2,834,136
Auto Components – 1.3%
Apollo Tyres Ltd.	14,352	42,467
Asahi India Glass Ltd.	3,952	14,954
Balkrishna Industries Ltd.	4,692	69,493
Bharat Forge Ltd.	9,894	78,261
Bosch Ltd.	408	108,954
Cayman Engley Industrial Co. Ltd.	61,796	220,679
Ceat Ltd.	936	14,518
Cheng Shin Rubber Industry Co. Ltd.	102,000	143,557
China First Capital Group Ltd.*	158,000	63,689
Cub Elecparts, Inc.	2,811	16,942
Depo Auto Parts Ind Co. Ltd.	157,000	340,455
Endurance Technologies Ltd.(b)	1,456	23,820
Exide Industries Ltd.	15,469	55,657
Fuyao Glass Industry Group Co. Ltd., Class H(b)	27,600	81,504
Global PMX Co. Ltd.	1,000	2,317
Halla Holdings Corp.	11,016	395,379
Hankook Tire Co. Ltd.	7,752	281,631
Hanon Systems	8,160	78,410
Hiroca Holdings Ltd.	91,000	209,980
Hota Industrial Manufacturing Co. Ltd.	9,826	41,123

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
Hu Lane Associate, Inc.	3,000	$7,659
Hyundai Mobis Co. Ltd.	7,446	1,241,490
Hyundai Wia Corp.	1,853	48,132
Kenda Rubber Industrial Co. Ltd.	29,307	28,035
Kumho Tire Co., Inc.*	3,552	15,647
Macauto Industrial Co. Ltd.	6,000	13,787
Mahindra CIE Automotive Ltd.*	6,379	22,874
Mando Corp.	1,800	48,256
Minda Industries Ltd.	5,154	21,593
Minth Group Ltd.(a)	36,000	116,642
Motherson Sumi Systems Ltd.* (c)	16,473	15,728
Motherson Sumi Systems Ltd.	32,946	72,735
MRF Ltd.	36	31,401
Nan Kang Rubber Tire Co. Ltd.	20,000	17,451
Nemak SAB de CV(b)	62,400	45,573
Nexen Corp.	28,560	129,573
Nexen Tire Corp.	3,532	25,323
Nexteer Automotive Group Ltd.	44,000	61,739
S&T Motiv Co. Ltd.	12,648	291,907
Sebang Global Battery Co. Ltd.	9,894	304,751
SL Corp.	19,482	246,186
Sri Trang Agro-Industry PCL, NVDR	20,800	11,231
Sundaram Finance Holdings Ltd.	1,310	1,771
Sundram Fasteners Ltd.	3,224	23,202
Tianneng Power International Ltd.	1,070,000	855,792
Tong Yang Industry Co. Ltd.	27,400	30,904
Tung Thih Electronic Co. Ltd.	3,000	6,108
Tupy SA	3,600	16,961
TYC Brother Industrial Co. Ltd.	273,000	201,598
WABCO India Ltd.	172	14,658
Xinyi Glass Holdings Ltd.	148,000	146,501
		6,398,998

Investments	Shares	Value
Automobiles – 1.7%
Astra International Tbk. PT	1,020,000	$530,044
BAIC Motor Corp. Ltd., Class H(b)	204,000	114,499
Bajaj Auto Ltd.	3,162	110,910
Brilliance China Automotive Holdings Ltd.(a)	156,000	136,112
BYD Co. Ltd., Class H(a)	32,000	207,363
China Motor Corp.	61,000	45,933
Chongqing Changan Automobile Co. Ltd., Class B	989,400	666,382
Dongfeng Motor Group Co. Ltd., Class H	310,000	305,278
DRB-Hicom Bhd.	84,000	37,739
Eicher Motors Ltd.	684	202,250
Ford Otomotiv Sanayi A/S	10,171	108,911
Geely Automobile Holdings Ltd.	551,000	1,054,290
Great Wall Motor Co. Ltd., Class H(a)	306,000	181,116
Guangzhou Automobile Group Co. Ltd., Class H	288,400	291,733
Hero MotoCorp Ltd.	5,100	190,520
Hyundai Motor Co.	15,198	1,420,374
Hyundai Motor Co. (2nd Preference)	3,876	240,815
Hyundai Motor Co. (3rd Preference)	312	17,358
Hyundai Motor Co. (Preference)	1,938	113,265
Kia Motors Corp.	27,642	688,897
Mahindra & Mahindra Ltd.	31,212	323,306
Maruti Suzuki India Ltd.	6,120	547,601
Oriental Holdings Bhd.	10,400	14,987
Ssangyong Motor Co.*	59,772	194,073
Tata Motors Ltd.*	42,228	102,279
Tata Motors Ltd., Class A*	25,527	33,728
Tofas Turk Otomobil Fabrikasi A/S	6,639	25,000
TVS Motor Co. Ltd.	7,446	54,844
UMW Holdings Bhd.	20,800	23,611
Yadea Group Holdings Ltd.(b)	40,000	12,450

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Automobiles – (continued)
Yulon Motor Co. Ltd.	102,000	$59,500
		8,055,168
Banks – 17.6%
Absa Group Ltd.	72,930	736,449
Abu Dhabi Commercial Bank PJSC	216,524	476,894
AFFIN Bank Bhd.	37,910	20,475
Agricultural Bank of China Ltd., Class H	2,958,000	1,297,997
Akbank T.A.S.	193,650	228,442
Akbank T.A.S., ADR	20,016	46,637
Al Khalij Commercial Bank PQSC	252,528	794,015
Alior Bank SA*	1,526	23,006
Alliance Bank Malaysia Bhd.	71,400	67,569
Alpha Bank AE*	69,666	105,378
AMMB Holdings Bhd.	153,000	138,941
AU Small Finance Bank Ltd.(b)	2,288	17,191
Axis Bank Ltd.*	90,817	715,286
Banco Bradesco SA*	92,960	757,044
Banco Bradesco SA (Preference)*	357,000	3,296,568
Banco Davivienda SA (Preference)	154,428	1,486,039
Banco de Bogota SA	6,120	121,621
Banco de Chile	1,382,930	191,460
Banco de Credito e Inversiones SA	2,397	150,627
Banco del Bajio SA(b)	61,200	120,671
Banco do Brasil SA*	122,400	1,408,696
Banco do Estado do Rio Grande do Sul SA (Preference), Class B	285,600	1,526,993
Banco Santander Brasil SA	20,400	231,762
Banco Santander Chile	3,235,746	237,346
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	81,600	102,065
Bancolombia SA	29,478	277,074

Investments	Shares	Value
Banks – (continued)
Bancolombia SA (Preference)	48,450	$452,692
Bangkok Bank PCL, NVDR	51,000	318,462
Bank Al Habib Ltd.	1,275,000	739,620
Bank Alfalah Ltd.	140,000	55,239
Bank Central Asia Tbk. PT	530,100	824,658
Bank Danamon Indonesia Tbk. PT	135,200	66,033
Bank Handlowy w Warszawie SA	2,012	36,768
Bank Mandiri Persero Tbk. PT	948,600	427,424
Bank Millennium SA*	25,240	58,182
Bank Negara Indonesia Persero Tbk. PT	377,400	181,842
Bank of Ayudhya PCL, NVDR	86,600	105,148
Bank of Baroda*	71,298	106,689
Bank of China Ltd., Class H	7,956,000	3,389,678
Bank of Chongqing Co. Ltd., Class H	663,000	383,115
Bank of Communications Co. Ltd., Class H	2,290,000	1,717,631
Bank of Gansu Co. Ltd., Class H* (b)	2,040,000	525,652
Bank of the Philippine Islands	96,553	148,245
Bank of Zhengzhou Co. Ltd., Class H* (b)	1,428,000	734,092
Bank Pan Indonesia Tbk. PT*	325,900	23,259
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	249,600	29,389
Bank Pembangunan Daerah Jawa Timur Tbk. PT	10,744,000	431,103
Bank Permata Tbk. PT*	4,661,400	141,045
Bank Polska Kasa Opieki SA	8,058	220,248
Bank Rakyat Indonesia Persero Tbk. PT	2,682,600	555,842
Bank Tabungan Negara Persero Tbk. PT	469,200	65,430
BDO Unibank, Inc.	89,760	205,338
BIMB Holdings Bhd.	14,180	12,403
BNK Financial Group, Inc.	25,092	167,126
BOC Hong Kong Holdings Ltd.	182,000	680,231
Canara Bank*	22,848	80,939
Capitec Bank Holdings Ltd.	3,162	212,139

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Central Bank of India*	39,520	$17,022
Chang Hwa Commercial Bank Ltd.	288,534	163,648
China Banking Corp.	51,084	26,733
China CITIC Bank Corp. Ltd., Class H	1,261,000	780,143
China Construction Bank Corp., Class H	11,322,000	8,983,193
China Development Financial Holding Corp.	1,530,000	490,996
China Everbright Bank Co. Ltd., Class H	352,000	156,706
China Merchants Bank Co. Ltd., Class H	408,000	1,571,753
China Minsheng Banking Corp. Ltd., Class H	663,000	488,831
China Zheshang Bank Co. Ltd., Class H	136,000	75,812
Chong Hing Bank Ltd.(a)	265,000	446,208
Chongqing Rural Commercial Bank Co. Ltd., Class H	273,000	150,440
CIMB Group Holdings Bhd.	256,169	350,170
City Union Bank Ltd.	9,675	22,256
Commercial Bank PQSC (The)	12,750	145,127
Commercial International Bank Egypt SAE	54,978	246,121
Credicorp Ltd.	3,366	757,350
Credit Agricole Egypt SAE	11,960	26,741
Credit Bank of Moscow PJSC*	844,272	64,573
CTBC Financial Holding Co. Ltd.	2,088,000	1,393,440
DCB Bank Ltd.	1,720	3,694
DGB Financial Group, Inc.	16,932	139,670
Doha Bank QPSC	16,446	99,221
Dubai Islamic Bank PJSC	174,624	250,067
E.Sun Financial Holding Co. Ltd.	513,151	339,967
East West Banking Corp.*	867,000	183,430
Eurobank Ergasias SA*	117,198	79,011
Far Eastern International Bank	321,838	102,970
Federal Bank Ltd.	58,440	65,399

Investments	Shares	Value
Banks – (continued)
First Abu Dhabi Bank PJSC	294,626	$1,108,527
First Financial Holding Co. Ltd.	515,600	325,760
Grupo Aval Acciones y Valores SA (Preference)	420,954	147,658
Grupo Elektra SAB de CV	3,060	129,913
Grupo Financiero Banorte SAB de CV, Class O	139,700	770,968
Grupo Financiero Inbursa SAB de CV, Class O	91,800	119,357
Grupo Security SA	129,688	53,358
Guangzhou Rural Commercial Bank Co. Ltd., Class H(b)	1,122,000	715,616
Habib Bank Ltd.	71,400	78,560
Habib Metropolitan Bank Ltd.	765,000	266,414
Hana Financial Group, Inc.	31,518	1,059,312
Harbin Bank Co. Ltd., Class H(b)	4,386,000	1,018,256
Hong Leong Bank Bhd.	30,600	151,373
Hong Leong Financial Group Bhd.	12,600	55,344
Hua Nan Financial Holdings Co. Ltd.	464,642	262,030
Huishang Bank Corp. Ltd., Class H	94,600	40,787
ICICI Bank Ltd.	149,532	717,883
IDBI Bank Ltd.*	75,601	60,526
IDFC Bank Ltd.	56,935	26,641
Indian Bank*	9,984	34,119
IndusInd Bank Ltd.	14,994	288,971
Industrial & Commercial Bank of China Ltd., Class H	8,293,000	5,606,666
Industrial Bank of Korea	28,866	376,166
ING Bank Slaski SA	1,734	73,786
Intercorp Financial Services, Inc.(b)	1,040	38,792
Itau CorpBanca	11,049,150	102,340
Itau Unibanco Holding SA (Preference)	153,000	2,028,604
Itausa – Investimentos Itau SA	41,909	132,683
Itausa – Investimentos Itau SA (Preference)	234,711	710,231
JB Financial Group Co. Ltd.	236,746	1,140,569

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Karur Vysya Bank Ltd. (The)	13,613	$14,682
Kasikornbank PCL, NVDR	57,100	343,633
KB Financial Group, Inc.	42,635	1,773,423
Kiatnakin Bank PCL, NVDR	40,800	87,692
King’s Town Bank Co. Ltd.	102,000	97,408
Komercni banka A/S	3,774	143,389
Kotak Mahindra Bank Ltd.	40,800	617,504
Krung Thai Bank PCL, NVDR	377,400	228,831
LH Financial Group PCL, NVDR	290,449	13,142
Malayan Banking Bhd.	252,427	572,478
Masraf Al Rayan QSC	18,666	194,731
mBank SA	714	69,712
MCB Bank Ltd.	51,000	76,191
Mega Financial Holding Co. Ltd.	530,000	447,904
Metropolitan Bank & Trust Co.	80,584	98,725
Moneta Money Bank A/S(b)	17,472	57,990
National Bank of Greece SA*	29,228	50,669
National Bank of Pakistan*	52,000	18,926
Nedbank Group Ltd.	40,596	684,341
Oriental Bank of Commerce*	163,506	177,669
OTP Bank Nyrt	10,608	380,905
Philippine National Bank*	712,200	527,112
Piraeus Bank SA*	38,377	56,528
Postal Savings Bank of China Co. Ltd., Class H(a) (b)	816,000	487,139
Powszechna Kasa Oszczednosci Bank Polski SA	40,290	419,987
Public Bank Bhd.	125,800	739,558
Punjab National Bank*	80,682	80,360
Qatar International Islamic Bank QSC	2,042	34,795
Qatar Islamic Bank SAQ	12,945	543,885
Qatar National Bank QPSC	22,468	1,203,131
RBL Bank Ltd.(b)	6,656	47,212
RHB Bank Bhd.	181,867	227,307
Rizal Commercial Banking Corp.	43,139	23,382

Investments	Shares	Value
Banks – (continued)
Santander Bank Polska SA	1,632	$145,027
Sberbank of Russia PJSC	1,122,102	3,239,656
Sberbank of Russia PJSC (Preference)	107,304	266,546
Security Bank Corp.	13,750	37,109
Shengjing Bank Co. Ltd., Class H(b)	714,000	314,220
Shinhan Financial Group Co. Ltd.	50,796	1,896,687
Siam Commercial Bank PCL (The), NVDR	153,000	634,615
SinoPac Financial Holdings Co. Ltd.	1,122,000	380,732
Sociedad Matriz del Banco de Chile SA, Class B	253,164	111,114
South Indian Bank Ltd. (The)	1,231,140	243,914
Standard Bank Group Ltd.	135,845	1,502,586
State Bank of India*	87,210	331,880
Taichung Commercial Bank Co. Ltd.	208,689	68,792
Taishin Financial Holding Co. Ltd.	918,000	407,927
Taiwan Business Bank	261,440	86,181
Taiwan Cooperative Financial Holding Co. Ltd.	432,934	243,449
Thanachart Capital PCL, NVDR	61,200	97,385
Tisco Financial Group PCL, NVDR	20,800	49,412
TMB Bank PCL, NVDR	1,122,000	77,169
Turkiye Garanti Bankasi A/S	208,488	260,084
Turkiye Halk Bankasi A/S	55,440	61,047
Turkiye Is Bankasi A/S, Class C	130,866	93,187
Turkiye Sinai Kalkinma Bankasi A/S	1,941,366	245,993
Turkiye Vakiflar Bankasi TAO, Class D	94,752	57,832
Union Bank of India*	4,560	4,727
Union Bank of Taiwan	224,296	69,877
Union Bank of the Philippines	16,100	20,116
Union National Bank PJSC	117,682	152,505
United Bank Ltd.	54,500	61,707
Vijaya Bank	351,798	209,095

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
VTB Bank PJSC	498,805,398	$277,553
Woori Bank	51,204	707,703
Yapi ve Kredi Bankasi A/S*	204,587	59,149
Yes Bank Ltd.	86,088	218,989
		86,108,116
Beverages – 0.6%
Ambev SA	214,200	942,261
Anadolu Efes Biracilik ve Malt Sanayii A/S	10,922	36,626
Arca Continental SAB de CV	21,400	107,946
Becle SAB de CV	34,400	42,382
Carabao Group PCL, NVDR	13,100	17,881
Carlsberg Brewery Malaysia Bhd.	10,400	44,239
China Resources Beer Holdings Co. Ltd.	73,107	254,122
Cia Cervecerias Unidas SA	7,650	95,047
Coca-Cola Embonor SA (Preference), Class B	4,368	9,722
Coca-Cola Femsa SAB de CV, Series L	25,600	146,463
Coca-Cola Icecek A/S	360	1,771
Embotelladora Andina SA (Preference), Class B	9,513	32,866
Emperador, Inc.	145,600	18,940
Fomento Economico Mexicano SAB de CV	91,800	782,823
Fraser & Neave Holdings Bhd.	3,700	29,798
Heineken Malaysia Bhd.	7,700	33,122
Hey Song Corp.	2,000	1,797
Hite Jinro Co. Ltd.	1,790	24,740
Lotte Chilsung Beverage Co. Ltd.	15	18,007
Muhak Co. Ltd.	761	7,780
Tibet Water Resources Ltd.*	52,000	14,659
Tsingtao Brewery Co. Ltd., Class H	18,000	71,064
United Breweries Ltd.	3,744	61,766
United Spirits Ltd.*	14,280	111,390
Varun Beverages Ltd.	774	8,538

Investments	Shares	Value
Beverages – (continued)
Vina Concha y Toro SA	19,880	$37,415
		2,953,165
Biotechnology – 0.4%
3SBio, Inc.(b)	33,480	48,601
Amicogen, Inc.*	514	14,163
Biocon Ltd.	4,765	42,466
Celltrion, Inc.*	4,995	953,370
China Biologic Products Holdings, Inc.* (a)	1,300	86,372
Genexine Co. Ltd.*	650	42,381
Green Cross Cell Corp.	258	11,886
Green Cross Corp.	300	31,460
Green Cross Holdings Corp.	1,787	32,539
Hugel, Inc.*	104	25,043
iNtRON Biotechnology, Inc.*	460	14,249
Medy-Tox, Inc.	204	83,494
OBI Pharma, Inc.*	9,000	35,194
PharmaEngine, Inc.	4,172	14,090
PharmaEssentia Corp.*	9,000	47,991
Pharmicell Co. Ltd.*	3,360	35,530
Seegene, Inc.*	999	16,131
SillaJen, Inc.*	3,123	188,824
TaiMed Biologics, Inc.*	8,000	49,898
Tanvex BioPharma, Inc.*	9,000	16,288
ViroMed Co. Ltd.*	667	109,045
		1,899,015
Building Products – 0.3%
Astral Poly Technik Ltd.	1,823	24,194
China Lesso Group Holdings Ltd.	102,000	53,736
Dynasty Ceramic PCL, NVDR	104,000	7,216
Elementia SAB de CV* (b)	10,400	5,906
IS Dongseo Co. Ltd.	20,400	554,061
Kajaria Ceramics Ltd.	2,608	13,903
KCC Corp.	306	66,326
Kyung Dong Navien Co. Ltd.	208	6,708
LG Hausys Ltd.	8,364	352,307
National Central Cooling Co. PJSC(c)	947,682	438,610
Taiwan Glass Industry Corp.	56,000	23,980

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Building Products – (continued)
Trakya Cam Sanayii A/S	47,628	$27,795
		1,574,742
Capital Markets – 2.2%
B3 SA – Brasil Bolsa Balcao*	102,000	728,787
Banco BTG Pactual SA*	10,200	54,288
Bolsa Mexicana de Valores SAB de CV	24,100	36,428
Brait SE*	46,002	115,237
Bursa Malaysia Bhd.	17,700	30,963
Capital Securities Corp.	219,680	65,599
China Bills Finance Corp.	71,000	30,288
China Cinda Asset Management Co. Ltd., Class H	918,000	224,834
China Everbright Ltd.	94,000	166,191
China Galaxy Securities Co. Ltd., Class H(a)	357,000	179,424
China Huarong Asset Management Co. Ltd., Class H(b)	1,122,000	203,235
China International Capital Corp. Ltd., Class H(a) (b)	40,800	67,034
China investment Fund International Holdings Co. Ltd.*	16,000	54,290
China Merchants Securities Co. Ltd., Class H(b)	1,183,200	1,341,767
CITIC Securities Co. Ltd., Class H	255,000	448,886
Coronation Fund Managers Ltd.(a)	16,810	55,930
CSC Financial Co. Ltd., Class H*(a) (b)	1,185,500	671,432
Daishin Securities Co. Ltd.	4,440	43,054
Daishin Securities Co. Ltd. (Preference)	5,554	43,719
Daou Technology, Inc.	4,080	71,607
Dubai Financial Market PJSC	67,052	15,827
Edelweiss Financial Services Ltd.	22,568	49,626
Egypt Kuwait Holding Co. SAE	57,159	63,447

Investments	Shares	Value
Capital Markets – (continued)
Egyptian Financial Group-Hermes Holding Co.*	26,913	$21,293
Everbright Securities Co. Ltd., Class H(b)	437,600	383,488
GF Securities Co. Ltd., Class H	156,200	202,039
Guotai Junan International Holdings Ltd.(a)	142,800	25,866
Guotai Junan Securities Co. Ltd., Class H(b)	40,800	85,978
Haitong Securities Co. Ltd., Class H	367,200	369,570
Hanwha Investment & Securities Co. Ltd.*	195,330	349,676
Huarong International Financial Holdings Ltd.	1,672,000	147,164
Huatai Securities Co. Ltd., Class H(b)	81,600	131,153
IIFL Holdings Ltd.	9,360	58,227
Indiabulls Ventures Ltd.	9,748	56,541
Investec Ltd.	18,462	114,739
Jih Sun Financial Holdings Co. Ltd.	96,907	28,092
JM Financial Ltd.	11,544	11,834
JSE Ltd.	4,205	46,700
KIWOOM Securities Co. Ltd.	816	54,063
Korea Investment Holdings Co. Ltd.	2,346	122,081
Kresna Graha Investama Tbk. PT*	187,300	7,700
Macquarie Korea Infrastructure Fund	11,023	87,638
Meritz Securities Co. Ltd.	29,988	104,473
Mirae Asset Daewoo Co. Ltd.	19,686	111,080
Moscow Exchange MICEX-RTS PJSC*	74,154	99,150
NH Investment & Securities Co. Ltd.	7,446	79,390
NH Investment & Securities Co. Ltd. (Preference)	1,352	10,286
Norte Grande SA	1,317	8
Orient Securities Co. Ltd., Class H(a) (b)	1,183,200	777,289
President Securities Corp.	1,224,000	494,458
PSG Konsult Ltd.	3,256	2,337

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
Reinet Investments SCA	3,815	$63,866
RP-SG Business Process Services Ltd.* (c)	832	4,233
Samsung Securities Co. Ltd.	3,264	76,620
Shinyoung Securities Co. Ltd.	6,528	325,383
Sociedad de Inversiones Oro Blanco SA	1,595,152	10,308
Warsaw Stock Exchange	1,040	10,494
Waterland Financial Holdings Co. Ltd.	150,929	49,020
Yuanta Financial Holding Co. Ltd.	1,271,929	616,583
Yuanta Securities Korea Co. Ltd.*	129,336	358,652
Zeder Investments Ltd.	1,423,206	452,997
		10,712,362
Chemicals – 3.0%
AECI Ltd.	159,426	1,020,283
Aekyung Petrochemical Co. Ltd.	22,236	160,006
AK Holdings, Inc.	8,262	323,360
Akzo Nobel India Ltd.	832	17,227
Alexandria Mineral Oils Co.	34,684	13,518
Alpek SAB de CV* (a)	41,600	54,930
Asia Polymer Corp.	18,544	8,150
Asian Paints Ltd.	14,688	244,399
Barito Pacific Tbk. PT	213,400	26,320
BASF India Ltd.	836	18,818
Batu Kawan Bhd.	22,800	91,974
Bayer CropScience Ltd.	562	29,649
Berger Paints India Ltd.	10,816	40,941
Braskem SA (Preference), Class A	10,200	143,204
Castrol India Ltd.	9,090	18,280
Chambal Fertilizers and Chemicals Ltd.	5,408	10,517
China General Plastics Corp.	527,550	311,998
China Lumena New Materials Corp.* ‡ (c)	888,000	—
China Man-Made Fiber Corp.	1,847,760	585,207
China Petrochemical Development Corp.*	198,700	72,563

Investments	Shares	Value
Chemicals – (continued)
China Steel Chemical Corp.	8,000	$32,447
Ciech SA	38,320	424,561
Coremax Corp.	4,000	12,384
Coromandel International Ltd.	1,898	10,816
D&L Industries, Inc.	110,800	23,608
DCM Shriram Ltd.	60,160	335,072
Dongjin Semichem Co. Ltd.	1,144	8,654
Dongyue Group Ltd.	102,000	54,387
Eastern Polymer Group PCL, NVDR	52,200	12,125
Ecopro Co. Ltd.*	624	21,602
EID Parry India Ltd.	1,204	3,639
Engro Corp. Ltd.	30,600	77,381
Engro Fertilizers Ltd.	69,500	42,532
Eternal Materials Co. Ltd.	46,010	34,274
Everlight Chemical Industrial Corp.	54,000	26,962
Fauji Fertilizer Co. Ltd.	41,500	30,789
Finolex Industries Ltd.	3,922	28,994
Foosung Co. Ltd.*	1,768	13,544
Formosa Chemicals & Fibre Corp.	204,000	738,390
Formosa Plastics Corp.	204,000	665,869
Fufeng Group Ltd.(a)	1,632,000	691,155
Grand Pacific Petrochemical	90,000	60,644
Grupa Azoty SA	7,848	53,064
Gujarat Fluorochemicals Ltd.	1,704	20,398
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	59,364	266,935
Hansol Chemical Co. Ltd.	528	36,697
Hanwha Chemical Corp.	9,894	140,220
Himadri Speciality Chemical Ltd.	7,638	12,922
Ho Tung Chemical Corp.	120,000	25,828
Huabao International Holdings Ltd.	47,000	21,883
Huchems Fine Chemical Corp.	2,040	39,026
Indorama Ventures PCL, NVDR	97,700	159,886
International CSRC Investment Holdings Co.	53,031	59,298
Kansai Nerolac Paints Ltd.	7,592	39,035

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Kolon Industries, Inc.	1,836	$80,880
Korea Petrochemical Ind Co. Ltd.	440	60,234
Kumho Petrochemical Co. Ltd.	1,938	146,428
LCY Chemical Corp.	58,000	97,282
LG Chem Ltd.	2,385	726,247
LG Chem Ltd. (Preference)	408	71,428
Lotte Chemical Corp.	1,734	399,434
Lotte Chemical Titan Holding Bhd.(b)	60,000	61,656
LOTTE Fine Chemical Co. Ltd.	1,734	62,007
Mexichem SAB de CV	51,000	135,137
Misr Fertilizers Production Co. SAE	1,204	5,731
Namhae Chemical Corp.	1,040	9,172
Nan Ya Plastics Corp.	277,000	688,404
Nantex Industry Co. Ltd.	409,230	381,549
OCI Co. Ltd.	918	68,636
Omnia Holdings Ltd.	2,184	17,187
Oriental Union Chemical Corp.	34,000	30,766
Petkim Petrokimya Holding A/S	56,628	51,339
Petronas Chemicals Group Bhd.	102,000	227,913
PhosAgro PJSC	1,080	40,578
PI Industries Ltd.	3,911	41,033
Pidilite Industries Ltd.	6,732	87,294
PTT Global Chemical PCL, NVDR	173,400	404,077
Rain Industries Ltd.	2,912	7,264
Sasol Ltd.	26,724	875,945
Scientex Bhd.	8,700	17,859
Shinkong Synthetic Fibers Corp.	61,000	20,601
Sidi Kerir Petrochemicals Co.	3,797	4,679
Sinofert Holdings Ltd.* (a)	172,000	19,308
Sinopec Shanghai Petrochemical Co. Ltd., Class H	380,000	166,747
SK Chemicals Co. Ltd.*	600	31,802
SK Discovery Co. Ltd.	17,136	406,765

Investments	Shares	Value
Chemicals – (continued)
SK Materials Co. Ltd.	312	$50,980
SKC Co. Ltd.	2,046	59,519
SKCKOLONPI, Inc.	520	15,264
Sociedad Quimica y Minera de Chile SA (Preference), Class B	4,794	206,919
Soda Sanayii A/S	30,857	37,337
Solar Industries India Ltd.	1,040	14,102
Songwon Industrial Co. Ltd.	187	2,831
Soulbrain Co. Ltd.	416	19,202
Supreme Industries Ltd.	1,204	16,037
Taekwang Industrial Co. Ltd.	52	67,353
Taiwan Fertilizer Co. Ltd.*	37,000	50,221
Taiwan Styrene Monomer	714,000	530,718
Tata Chemicals Ltd.	6,720	62,320
TOA Paint Thailand PCL, NVDR	12,000	12,217
TSRC Corp.	34,000	31,316
UPC Technology Corp.	53,136	19,490
UPL Ltd.	19,042	173,656
USI Corp.	1,220,527	465,444
		14,696,673
Commercial Services & Supplies – 0.2%
Blue Label Telecoms Ltd.*	1,017,144	357,503
China Everbright International Ltd.	191,444	152,630
Cleanaway Co. Ltd.	3,000	16,530
Eastern Media International Corp.*	408,000	183,279
ECOVE Environment Corp.	1,000	5,526
Greentown Service Group Co. Ltd.(a) (b)	68,000	44,932
KEPCO Plant Service & Engineering Co. Ltd.	1,144	27,607
S-1 Corp.	918	77,739
Sunny Friend Environmental Technology Co. Ltd.	3,000	21,620
Taiwan Secom Co. Ltd.	11,165	31,753
Taiwan Shin Kong Security Co. Ltd.	8,240	8,908
		928,027

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Communications Equipment – 0.2%
Accton Technology Corp.	27,000	$74,343
Advanced Ceramic X Corp.	1,000	6,270
Arcadyan Technology Corp.	215,000	349,497
BYD Electronic International Co. Ltd.(a)	51,000	59,786
Sangsangin Co. Ltd.*	753	11,597
Sercomm Corp.	311,000	495,501
Sterlite Technologies Ltd.	5,616	28,955
Wistron NeWeb Corp.	30,093	70,022
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H(b)	6,000	14,619
ZTE Corp., Class H*	40,800	62,246
		1,172,836
Construction & Engineering – 1.9%
BES Engineering Corp.	55,000	12,460
Budimex SA	460	14,891
CH Karnchang PCL, NVDR	737	567
China Communications Construction Co. Ltd., Class H	476,000	435,355
China Energy Engineering Corp. Ltd., Class H	612,000	59,331
China Railway Construction Corp. Ltd., Class H	204,000	258,142
China Railway Group Ltd., Class H	408,000	364,314
China State Construction International Holdings Ltd.	205,750	146,713
Continental Holdings Corp.	669,000	279,984
Daelim Industrial Co. Ltd.	2,786	185,807
Daewoo Engineering & Construction Co. Ltd.*	21,828	86,676
Dilip Buildcon Ltd.(b)	1,768	10,110
Engineers India Ltd.	7,880	12,330
Gamuda Bhd.	60,000	34,269
GEK Terna Holding Real Estate Construction SA*	115,566	612,154
GMR Infrastructure Ltd.*	102,144	23,276
GS Engineering & Construction Corp.	6,426	235,431
HDC Holdings Co. Ltd.	3,003	44,272

Investments	Shares	Value
Construction & Engineering – (continued)
Hyundai Engineering & Construction Co. Ltd.	7,752	$311,223
IJM Corp. Bhd.	147,900	57,612
IRB Infrastructure Developers Ltd.	13,440	25,373
Kalpataru Power Transmission Ltd.	4,716	20,692
KEC International Ltd.	516	1,983
KEPCO Engineering & Construction Co., Inc.	602	9,694
Kumho Industrial Co. Ltd.	29,172	249,852
Larsen & Toubro Ltd.	16,942	297,269
Larsen & Toubro Ltd., GDR(b)	296	5,198
Malaysian Resources Corp. Bhd.	83,200	14,514
Metallurgical Corp. of China Ltd., Class H	4,182,000	1,013,572
NCC Ltd.	15,600	15,822
PP Persero Tbk. PT	3,835,200	335,525
Rich Development Co. Ltd.	918,000	259,590
Sadbhav Engineering Ltd.	3,224	8,984
Salfacorp SA	10,456	14,806
Samsung Engineering Co. Ltd.*	7,389	118,335
Sinopec Engineering Group Co. Ltd., Class H	1,785,000	1,659,904
Sino-Thai Engineering & Construction PCL, NVDR*	41,571	31,100
Sunway Construction Group Bhd.	25,800	8,940
Taeyoung Engineering & Construction Co. Ltd.	62,118	516,764
Tekfen Holding A/S	16,369	62,049
United Integrated Services Co. Ltd.	293,000	523,637
Voltas Ltd.	5,928	43,311
Waskita Karya Persero Tbk. PT	219,600	20,801
Wijaya Karya Persero Tbk. PT	111,166	8,044
Wilson Bayly Holmes-Ovcon Ltd.	77,765	805,865
		9,256,541

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction Materials – 1.7%
ACC Ltd.	1,926	$35,809
Ambuja Cements Ltd.	26,928	71,795
Anhui Conch Cement Co. Ltd., Class H	60,500	312,556
Asia Cement China Holdings Corp.	612,000	525,392
Asia Cement Co. Ltd.	2,346	228,516
Asia Cement Corp.	107,020	113,270
BBMG Corp., Class H(a)	3,468,000	955,542
Cahya Mata Sarawak Bhd.	32,900	22,801
Cementos Argos SA	26,160	57,006
Cementos Argos SA (Preference)	10,296	18,537
Cementos Pacasmayo SAA	4,992	10,157
CEMEX Latam Holdings SA*	7,998	12,413
Cemex SAB de CV*	683,400	342,189
Century Textiles & Industries Ltd.	1,872	20,829
Chia Hsin Cement Corp.	714,000	265,359
China National Building Material Co. Ltd., Class H	408,050	291,487
China Resources Cement Holdings Ltd.	204,000	179,815
China Shanshui Cement Group Ltd.*	541,000	227,044
Corp. Moctezuma SAB de CV	15,900	58,117
Dalmia Bharat Ltd.*	720	20,454
DG Khan Cement Co. Ltd.	306,000	244,037
Eagle Cement Corp.	62,400	17,727
Goldsun Building Materials Co. Ltd.	1,734,000	457,274
Grasim Industries Ltd.	15,478	174,477
Grupo Argos SA	16,626	77,414
Grupo Argos SA (Preference)	6,000	24,212
Grupo Cementos de Chihuahua SAB de CV	11,300	61,084
Hanil Holdings Co. Ltd.	216	8,767
Huaxin Cement Co. Ltd., Class B	316,200	644,099
India Cements Ltd. (The)	2,408	2,924
Indocement Tunggal Prakarsa Tbk. PT	91,800	104,466

Investments	Shares	Value
Construction Materials – (continued)
JK Lakshmi Cement Ltd.	657	$2,374
Lafarge Malaysia Bhd.*	23,500	12,074
Lucky Cement Ltd.	10,400	39,043
Magnesita Refratarios SA*	38,800	585,995
Maple Leaf Cement Factory Ltd.	306,000	115,419
POSCO Chemtech Co. Ltd.	1,144	65,354
PPC Ltd.*	54,720	22,012
Prism Johnson Ltd.	10,157	11,930
Qatar National Cement Co. QSC	360	5,931
Qatari Investors Group QSC	1,720	13,575
Ramco Cements Ltd. (The)	3,536	28,675
Semen Baturaja Persero Tbk. PT	86,000	9,956
Semen Indonesia Persero Tbk. PT	153,000	90,577
Shree Cement Ltd.	408	76,791
Siam Cement PCL (The), NVDR	30,600	385,846
Siam City Cement PCL, NVDR	4,700	34,027
Ssangyong Cement Industrial Co. Ltd.	6,660	28,024
Taiwan Cement Corp.	205,200	230,115
Tipco Asphalt PCL, NVDR	41,600	18,322
Titan Cement Co. SA*	605	13,326
TPI Polene PCL, NVDR	377,200	20,481
T’way Holdings, Inc.*	50,592	100,780
UltraTech Cement Ltd.	4,794	226,873
Union Andina de Cementos SAA	32,705	20,498
Waskita Beton Precast Tbk. PT	490,200	10,254
West China Cement Ltd.	3,060,000	452,790
		8,206,611
Consumer Finance – 0.6%
AEON Credit Service M Bhd.	4,400	15,878
AEON Thana Sinsap Thailand PCL, NVDR	3,500	20,588
Bajaj Finance Ltd.	8,262	266,206
Capital First Ltd.	1,376	8,675
Cholamandalam Investment and Finance Co. Ltd.	1,997	34,312

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Consumer Finance – (continued)
Chong Sing Holdings FinTech Gr* (a)	872,000	$39,488
Gentera SAB de CV(a)	1,458,600	1,185,549
KRUK SA	858	41,348
Krungthai Card PCL, NVDR	36,800	38,576
Mahindra & Mahindra Financial Services Ltd.	13,201	73,017
Manappuram Finance Ltd.	18,492	19,981
Muangthai Capital PCL, NVDR	39,400	62,101
Muthoot Finance Ltd.	3,784	20,948
Safmar Financial Investment	77,641	713,107
Samsung Card Co. Ltd.	2,856	84,336
Shriram City Union Finance Ltd.	1,537	33,773
Shriram Transport Finance Co. Ltd.	7,548	118,898
Srisawad Corp. PCL, NVDR	24,821	33,319
Sundaram Finance Ltd.	1,310	26,530
Transaction Capital Ltd.	17,028	20,480
Unifin Financiera SAB de CV SOFOM ENR	4,600	8,720
Yixin Group Ltd.* (b)	122,000	31,747
Yulon Finance Corp.	11,000	30,253
		2,927,830
Containers & Packaging – 0.8%
Beijing Enterprises Clean Energy Group Ltd.*	3,777,142	47,700
Cheng Loong Corp.	1,531,000	977,192
CPMC Holdings Ltd.(a)	918,000	300,949
Dongwon Systems Corp.	344	8,030
Greatview Aseptic Packaging Co. Ltd.	12,000	7,960
Klabin SA	40,800	205,071
Lock&Lock Co. Ltd.	728	9,870
Nampak Ltd.*	925,956	931,208
Taiwan Hon Chuan Enterprise Co. Ltd.	408,000	628,950
Ton Yi Industrial Corp.	38,000	16,210
Vitro SAB de CV, Series A	153,000	368,466

Investments	Shares	Value
Containers & Packaging – (continued)
Youyuan International Holdings Ltd.*	549,000	$181,380
		3,682,986
Distributors – 0.1%
Dah Chong Hong Holdings Ltd.	1,247,016	421,537
Imperial Holdings Ltd.	11,118	122,660
Inter Cars SA	402	25,187
		569,384
Diversified Consumer Services – 0.2%
Advtech Ltd.	41,880	40,558
China Education Group Holdings Ltd.* (b)	31,000	37,092
China Maple Leaf Educational Systems Ltd.	56,000	24,145
China Yuhua Education Corp. Ltd.(b)	66,000	26,520
Curro Holdings Ltd.*	7,904	12,852
Daekyo Co. Ltd.	1,248	7,557
Estacio Participacoes SA	16,600	103,367
Fu Shou Yuan International Group Ltd.	42,000	32,199
Kroton Educacional SA	71,400	219,515
Lung Yen Life Service Corp.	14,000	26,332
Ser Educacional SA(b)	81,600	342,481
Virscend Education Co. Ltd.(b)	67,000	38,203
Wisdom Education International Holdings Co. Ltd.(b)	40,000	17,909
		928,730
Diversified Financial Services – 1.4%
Aditya Birla Capital Ltd.*	14,160	20,021
Al Waha Capital PJSC	1,351,806	684,533
Alexander Forbes Group Holdings Ltd.	954,516	336,137
Amanat Holdings PJSC	49,192	15,669
Ayala Corp.	12,240	210,463
Bajaj Holdings & Investment Ltd.	1,560	59,271
Bank of Greece	22,770	319,914
Chailease Holding Co. Ltd.	64,260	183,167
China Shandong Hi-Speed Financial Group Ltd.*	474,000	14,874

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – (continued)
Corp. Financiera Colombiana SA*	4,814	$29,438
Far East Horizon Ltd.	102,000	98,885
FirstRand Ltd.	171,233	745,754
Fubon Financial Holding Co. Ltd.	778,000	1,218,179
Grupo de Inversiones Suramericana SA	21,726	211,764
Grupo de Inversiones Suramericana SA (Preference)	13,566	123,806
GT Capital Holdings, Inc.	10,170	144,458
Haci Omer Sabanci Holding A/S	126,888	161,234
Hankook Tire Worldwide Co. Ltd.	2,460	36,483
IDFC Ltd.	1,175,040	584,779
IGB Bhd.	438,600	265,183
Inversiones La Construccion SA	3,744	56,329
L&T Finance Holdings Ltd.	25,376	43,841
Meritz Financial Group, Inc.	4,139	37,593
Metro Pacific Investments Corp.	755,000	67,732
NICE Holdings Co. Ltd.	29,478	443,638
Power Finance Corp. Ltd.	51,840	66,951
PSG Group Ltd.	5,057	75,340
REC Ltd.	56,712	89,273
Reliance Capital Ltd.	14,170	46,355
Remgro Ltd.	26,418	340,247
RMB Holdings Ltd.	39,066	196,993
TI Financial Holdings Ltd.	3,206	21,121
		6,949,425
Diversified Telecommunication Services – 2.1%
Asia Pacific Telecom Co. Ltd.*	104,000	19,998
Bharti Infratel Ltd.	28,356	103,250
China Communications Services Corp. Ltd., Class H	3,524,000	2,849,983
China Telecom Corp. Ltd., Class H	1,490,000	703,243
China Unicom Hong Kong Ltd.	304,000	315,657

Investments	Shares	Value
Diversified Telecommunication Services – (continued)
Chunghwa Telecom Co. Ltd.	197,000	$697,137
CITIC Telecom International Holdings Ltd.	2,040,000	640,151
Emirates Telecommunications Group Co. PJSC	86,394	409,261
Hellenic Telecommunications Organization SA	15,509	173,089
Inscobee, Inc.*	5,160	27,667
Jasmine International PCL, NVDR	76,400	11,869
LG Uplus Corp.	22,950	325,253
Link Net Tbk. PT	31,200	9,009
Magyar Telekom Telecommunications plc	47,839	65,208
O2 Czech Republic A/S	3,092	32,543
Oi SA*	2,988,600	2,252,815
Oi SA (Preference)*	244,800	158,828
Ooredoo QPSC	11,628	219,944
Orange Polska SA*	33,592	38,060
Rostelecom PJSC	99,042	105,460
Rostelecom PJSC (Preference)	15,392	13,922
Tata Communications Ltd.	5,003	33,247
Telecom Egypt Co.	37,657	22,151
Telefonica Brasil SA (Preference)	20,400	237,364
Telekom Malaysia Bhd.	60,000	34,126
Telekomunikasi Indonesia Persero Tbk. PT	2,418,700	612,530
Telesites SAB de CV* (a)	60,200	37,248
Telkom SA SOC Ltd.	33,558	121,926
TIME dotCom Bhd.	18,200	33,925
Tower Bersama Infrastructure Tbk. PT	81,300	25,028
True Corp. PCL, NVDR	540,600	96,215
		10,426,107
Electric Utilities – 1.2%
Adani Transmission Ltd.*	14,456	32,540
Alupar Investimento SA	3,500	16,489
Celsia SA ESP	11,648	14,391
Centrais Eletricas Brasileiras SA*	18,900	119,572
Centrais Eletricas Brasileiras SA (Preference), Class B*	12,000	85,933

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – (continued)
CESC Ltd.	4,160	$39,097
CEZ A/S	7,956	189,359
Cia de Transmissao de Energia Eletrica Paulista (Preference)	4,900	86,207
Cia Energetica de Minas Gerais (Preference)	91,800	272,595
Cia Paranaense de Energia	6,600	46,215
Cia Paranaense de Energia (Preference)	8,600	60,729
EDP – Energias do Brasil SA	30,600	115,332
Enea SA*	28,560	59,945
Enel Americas SA	3,033,852	477,879
Enel Chile SA	2,456,364	213,687
ENEL RUSSIA PJSC	9,331,980	150,186
Energa SA*	25,680	52,291
Energisa SA	12,300	114,241
Engie Energia Chile SA	15,830	26,319
Equatorial Energia SA	8,500	155,584
Federal Grid Co. Unified Energy System PJSC	29,237,280	68,023
First Philippine Holdings Corp.	340,680	405,594
Holding Co. ADMIE IPTO SA	20,180	36,904
Inter RAO UES PJSC	3,816,942	231,200
Interconexion Electrica SA ESP	44,778	166,241
Korea District Heating Corp.	4,284	213,909
Korea Electric Power Corp.	27,336	650,086
Light SA	98,300	441,152
Manila Electric Co.	13,260	91,151
Mosenergo PJSC	880,464	25,829
PGE Polska Grupa Energetyczna SA*	75,684	207,657
Power Grid Corp. of India Ltd.	74,460	187,245
Public Power Corp. SA*	22,308	33,516
Reliance Infrastructure Ltd.	14,280	69,261
ROSSETI PJSC	2,682,436	27,502
RusHydro PJSC	14,996,346	125,418
Tata Power Co. Ltd. (The)	50,856	52,648
Tauron Polska Energia SA*	78,960	36,692
Tenaga Nasional Bhd.	122,400	429,987
TGC-1 PJSC	901,664,496	117,749

Investments	Shares	Value
Electric Utilities – (continued)
Torrent Power Ltd.	5,978	$20,837
Transmissora Alianca de Energia Eletrica SA	17,600	105,472
		6,072,664
Electrical Equipment – 0.4%
ABB India Ltd.	2,058	35,601
AcBel Polytech, Inc.	612,000	351,065
Amara Raja Batteries Ltd.	2,733	27,526
Bharat Heavy Electricals Ltd.	37,473	34,840
Bizlink Holding, Inc.	5,103	27,211
CG Power and Industrial Solutions Ltd.*	12,473	5,980
China High Speed Transmission Equipment Group Co. Ltd.(c)	20,000	18,650
Doosan Heavy Industries & Construction Co. Ltd.*	6,834	65,668
ElSewedy Electric Co.	78,484	66,384
Finolex Cables Ltd.	2,600	17,577
Fullshare Holdings Ltd.* (a) (c)	357,500	139,089
GE T&D India Ltd.	3,640	11,361
Graphite India Ltd.	2,600	33,461
Gunkul Engineering PCL, NVDR	120,400	11,259
Havells India Ltd.	12,852	112,243
HEG Ltd.	201	11,612
Honbridge Holdings Ltd.*	208,000	22,022
Korea Electric Terminal Co. Ltd.	8,568	281,202
Kung Long Batteries Industrial Co. Ltd.	5,000	23,188
LS Corp.	3,060	135,606
LS Industrial Systems Co. Ltd.	608	26,224
Shanghai Electric Group Co. Ltd., Class H	54,000	17,565
Shihlin Electric & Engineering Corp.	26,000	33,610
Taihan Electric Wire Co. Ltd.*	7,800	7,085
Teco Electric and Machinery Co. Ltd.	102,000	58,511
V-Guard Industries Ltd.	1,032	2,620

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electrical Equipment – (continued)
Voltronic Power Technology Corp.	3,323	$53,642
Walsin Lihwa Corp.	276,000	136,916
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	24,000	17,879
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,300	151,258
		1,936,855
Electronic Equipment, Instruments & Components – 3.2%
AAC Technologies Holdings, Inc.(a)	36,000	273,924
Asia Optical Co., Inc.	13,000	23,275
AU Optronics Corp.	968,000	381,657
Aurora Corp.	4,900	14,885
BH Co. Ltd.*	35,700	499,684
Career Technology MFG. Co. Ltd.	11,000	15,197
Chang Wah Electromaterials, Inc.	41,000	168,940
Cheng Uei Precision Industry Co. Ltd.	510,000	351,065
Chilisin Electronics Corp.*	7,824	18,837
China Railway Signal & Communication Corp. Ltd., Class H(b)	81,008	54,354
China Youzan Ltd.*	232,000	16,277
Chin-Poon Industrial Co. Ltd.	408,000	454,901
Chroma ATE, Inc.	20,000	70,129
Chunghwa Precision Test Tech Co. Ltd.	1,000	13,476
Compeq Manufacturing Co. Ltd.	119,000	76,146
Concraft Holding Co. Ltd.	3,355	12,686
Coretronic Corp.	602,000	826,843
Co-Tech Development Corp.	306,000	251,679
Daeduck Electronics Co.	50,388	366,121
Delta Electronics Thailand PCL, NVDR	25,200	52,452
Delta Electronics, Inc.	102,000	428,530
E Ink Holdings, Inc.	48,000	37,850
Egis Technology, Inc.	2,000	6,283

Investments	Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Elite Material Co. Ltd.	30,000	$60,014
FLEXium Interconnect, Inc.	27,138	68,145
Flytech Technology Co. Ltd.	235	527
Foxconn Technology Co. Ltd.	102,000	216,243
General Interface Solution Holding Ltd.	24,000	79,501
Genius Electronic Optical Co. Ltd.	3,000	19,391
G-treeBNT Co. Ltd.*	525	10,205
Hana Microelectronics PCL, NVDR	22,400	24,495
HannStar Display Corp.	306,000	67,246
Hollysys Automation Technologies Ltd.	700	13,454
Holy Stone Enterprise Co. Ltd.	4,000	12,526
Hon Hai Precision Industry Co. Ltd.*	1,371,920	3,493,756
Honeywell Automation India Ltd.	104	27,880
Iljin Materials Co. Ltd.	936	37,332
Inari Amertron Bhd.	78,000	36,535
Innolux Corp.	918,000	277,984
Interflex Co. Ltd.*	16,524	153,705
KCE Electronics PCL, NVDR	27,600	31,014
Kingboard Holdings Ltd.	65,500	175,460
Kingboard Laminates Holdings Ltd.	105,500	80,746
Kingpak Technology, Inc.	2,000	7,950
L&F Co. Ltd.	574	17,907
Largan Precision Co. Ltd.	5,000	541,318
LG Display Co. Ltd.	9,588	138,828
LG Innotek Co. Ltd.	781	84,984
Lotes Co. Ltd.	3,000	16,773
Merry Electronics Co. Ltd.	10,000	43,144
Pan-International Industrial Corp.	578,000	330,627
Partron Co. Ltd.	1,768	13,482
Posiflex Technology, Inc.	8,000	24,354
Redington India Ltd.	394,944	442,773
Samsung Electro-Mechanics Co. Ltd.	2,856	295,738
Samsung SDI Co. Ltd.	2,754	569,143
SFA Engineering Corp.	2,244	76,602

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
Simplo Technology Co. Ltd.	15,200	$88,175
Sinbon Electronics Co. Ltd.	3,253	8,957
Sunny Optical Technology Group Co. Ltd.	32,400	281,042
Supreme Electronics Co. Ltd.	521,000	437,773
Synnex Technology International Corp.	151,000	162,502
Taiwan Union Technology Corp.	7,000	19,229
Telcon RF Pharmaceutical, Inc.*	4,800	42,543
Thinking Electronic Industrial Co. Ltd.	5,000	9,986
Tong Hsing Electronic Industries Ltd.	6,000	17,839
Tongda Group Holdings Ltd.(a)	6,000,000	773,018
TPK Holding Co. Ltd.	45,000	69,806
Tripod Technology Corp.	24,000	57,939
Unimicron Technology Corp.	75,000	36,478
Unitech Printed Circuit Board Corp.	833,920	349,005
VS Industry Bhd.	1,601,400	612,317
Wah Lee Industrial Corp.	243,000	380,092
Walsin Technology Corp.	14,378	60,638
Wintek Corp.* ‡ (c)	64,000	—
WPG Holdings Ltd.*	164,440	195,300
WT Microelectronics Co. Ltd.	56,182	72,354
Yageo Corp.	13,575	138,413
Zhen Ding Technology Holding Ltd.	50,150	114,585
		15,832,964
Energy Equipment & Services – 0.4%
Bumi Armada Bhd.*	145,600	14,092
China Oilfield Services Ltd., Class H	96,000	90,007
Dialog Group Bhd.	224,400	181,794
Gulf International Services QSC*	4,696	23,147
Sapura Energy Bhd.*	5,885,400	478,202
Serba Dinamik Holdings Bhd.	25,800	24,909

Investments	Shares	Value
Energy Equipment & Services – (continued)
Sinopec Oilfield Service Corp., Class H*	3,060,000	$339,592
TMK PJSC	479,910	446,037
Wison Engineering Services Co. Ltd.	1,224,000	162,380
Yinson Holdings Bhd.	34,400	36,583
		1,796,743
Entertainment – 0.2%
Alibaba Pictures Group Ltd.* (a)	680,000	93,681
CD Projekt SA*	3,468	143,317
CJ CGV Co. Ltd.	670	23,724
Com2uSCorp	520	58,455
Gamania Digital Entertainment Co. Ltd.*	6,000	11,033
IMAX China Holding, Inc.(b)	1,900	4,430
International Games System Co. Ltd.	3,000	13,331
Jcontentree Corp.*	2,396	9,567
Major Cineplex Group PCL, NVDR	25,300	18,011
Nan Hai Corp. Ltd.	2,300,000	53,397
NCSoft Corp.	881	332,052
NetDragon Websoft Holdings Ltd.	12,000	21,216
Netmarble Corp.(b)	1,734	170,425
NHN Entertainment Corp.*	624	25,107
Pearl Abyss Corp.*	312	56,292
PVR Ltd.	1,040	19,161
RS PCL, NVDR	22,500	10,996
SM Entertainment Co. Ltd.*	831	32,013
SMI Holdings Group Ltd.* (c)	72,000	21,491
Soft-World International Corp.	5,000	10,681
Studio Dragon Corp.*	480	38,752
Webzen, Inc.*	474	6,177
WeMade Entertainment Co. Ltd.	723	14,973
		1,188,282
Equity Real Estate Investment Trusts (REITs) – 0.8%
Arrowhead Properties Ltd.	1,497,972	543,749
Concentradora Fibra Danhos SA de CV	41,600	54,950

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	164,160	$48,926
Fibra Uno Administracion SA de CV	142,800	153,934
Fortress REIT Ltd., Class A	111,282	127,438
Fortress REIT Ltd., Class B(a)	109,752	106,956
Grivalia Properties REIC AE	2,704	23,254
Growthpoint Properties Ltd.	140,495	215,506
Hyprop Investments Ltd.	12,240	74,826
IGB REIT	68,800	27,622
Investec Property Fund Ltd.	696,762	697,883
KLCCP Stapled Group	18,100	33,090
Korea Asset In Trust Co. Ltd.	65,688	250,462
Pavilion REIT	46,200	17,555
PLA Administradora Industrial S de RL de CV*	25,800	31,468
Prologis Property Mexico SA de CV	10,400	18,390
Redefine Properties Ltd.	263,874	171,374
Resilient REIT Ltd.	41,814	169,394
SA Corporate Real Estate Ltd.	3,715,444	998,921
Sunway REIT	39,400	15,913
Vukile Property Fund Ltd.	32,833	45,137
YTL Hospitality REIT	43,000	12,331
Yuexiu REIT	94,000	57,076
		3,896,155
Food & Staples Retailing – 1.0%
Al Meera Consumer Goods Co. QSC	199	7,978
Almacenes Exito SA	21,114	91,102
Atacadao Distribuicao Comercio e Industria Ltda*	15,300	62,774
Avenue Supermarts Ltd.* (b)	3,272	59,203
Berli Jucker PCL	500	841
Berli Jucker PCL, NVDR	60,700	102,082
BGF retail Co. Ltd.	510	75,411
Bid Corp. Ltd.	16,932	317,272
BIM Birlesik Magazalar A/S	9,384	132,973
Cencosud SA	66,606	138,563
Cia Brasileira de Distribuicao (Preference)*	8,700	183,205

Investments	Shares	Value
Food & Staples Retailing – (continued)
Clicks Group Ltd.	11,424	$145,447
Cosco Capital, Inc.	4,120,800	521,406
CP ALL PCL, NVDR	224,400	455,231
Dino Polska SA* (b)	1,806	39,839
Dis-Chem Pharmacies Ltd.(a) (b)	17,784	34,818
Dongsuh Cos., Inc.	2,427	39,721
E-MART, Inc.	1,020	183,046
Eurocash SA	4,433	23,655
Grupo Comercial Chedraui SA de CV	10,400	18,442
GS Retail Co. Ltd.	1,264	39,821
Hyundai Greenfood Co. Ltd.	2,808	30,432
InRetail Peru Corp.* (b)	1,980	51,084
Magnit PJSC	7,075	386,359
Massmart Holdings Ltd.	5,304	34,497
Philippine Seven Corp.	12,771	25,062
Pick n Pay Stores Ltd.	18,054	83,299
President Chain Store Corp.	30,000	338,364
Puregold Price Club, Inc.	86,860	65,829
Raia Drogasil SA*	10,200	172,503
Robinsons Retail Holdings, Inc.	25,190	35,686
RP-SG Retail Ltd.* (c)	2,496	6,513
Shoprite Holdings Ltd.	22,950	280,226
SMU SA*	125,632	33,053
SPAR Group Ltd. (The)	9,588	114,170
Sun Art Retail Group Ltd.	112,000	122,438
Taiwan FamilyMart Co. Ltd.	3,000	20,360
Taiwan TEA Corp.*	8,000	4,046
Wal-Mart de Mexico SAB de CV	224,400	574,879
		5,051,630
Food Products – 2.4%
Alicorp SAA	22,845	66,163
Astra Agro Lestari Tbk. PT	20,800	16,418
Avanti Feeds Ltd.	2,250	12,129
AVI Ltd.	14,994	101,542
Binggrae Co. Ltd.	321	19,944
Boustead Plantations Bhd.	60,200	13,595
BRF SA*	31,200	183,949
Britannia Industries Ltd.	1,632	124,568

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Camil Alimentos SA*	204,000	$451,442
Century Pacific Food, Inc.	17,700	4,420
Charoen Pokphand Enterprise	270,000	365,608
Charoen Pokphand Foods PCL, NVDR	175,700	133,829
Charoen Pokphand Indonesia Tbk. PT	314,400	113,744
China Agri-Industries Holdings Ltd.	204,000	68,179
China Foods Ltd.	46,789	21,904
China Huishan Dairy Holdings Co. Ltd.* ‡ (c)	158,000	—
China Huiyuan Juice Group Ltd.* (c)	24,000	6,184
China Mengniu Dairy Co. Ltd.*	138,000	406,638
China Modern Dairy Holdings Ltd.*	185,000	23,127
China Shengmu Organic Milk Ltd.* (a) (b)	5,916,000	237,715
CJ CheilJedang Corp.	816	232,007
CJ CheilJedang Corp. (Preference)	104	10,815
CP Pokphand Co. Ltd.	720,000	62,454
Daesang Corp.	29,376	581,307
Dali Foods Group Co. Ltd.(b)	102,000	72,863
Dongwon F&B Co. Ltd.	79	18,302
Dongwon Industries Co. Ltd.	240	50,862
Dutch Lady Milk Industries Bhd.	700	10,703
Easy Bio, Inc.	59,160	301,108
Edita Food Industries SAE	18,643	14,345
Farmsco	688	5,458
FGV Holdings Bhd.	106,100	35,498
Genting Plantations Bhd.	10,400	23,984
GlaxoSmithKline Consumer Healthcare Ltd.	442	41,854
Great Wall Enterprise Co. Ltd.	77,896	75,774
Gruma SAB de CV, Class B	9,690	101,441
Grupo Bimbo SAB de CV, Series A	91,800	172,485
Grupo Nutresa SA	13,668	94,613

Investments	Shares	Value
Food Products – (continued)
Haitai Confectionery & Foods Co. Ltd.	946	$7,795
Harim Holdings Co. Ltd.	3,240	30,707
Hatsun Agro Products Ltd.	2,184	18,240
Health & Happiness H&H International Holdings Ltd.*	10,000	56,892
Indofood CBP Sukses Makmur Tbk. PT	111,600	65,517
Indofood Sukses Makmur Tbk. PT	214,200	84,186
Industrias Bachoco SAB de CV, Series B	7,300	26,859
IOI Corp. Bhd.	142,800	153,567
Japfa Comfeed Indonesia Tbk. PT	6,306,200	842,071
JBS SA	102,000	281,464
Kernel Holding SA	5,304	67,987
KRBL Ltd.	2,726	12,693
Kuala Lumpur Kepong Bhd.	16,500	98,263
Lien Hwa Industrial Corp.	56,826	55,921
Lotte Food Co. Ltd.	16	9,211
M Dias Branco SA*	6,500	77,818
Marfrig Global Foods SA*	14,400	24,850
Mayora Indah Tbk. PT	83,900	14,073
Multiexport Foods SA	756,008	391,914
Namchow Holdings Co. Ltd.	6,000	8,474
Namyang Dairy Products Co. Ltd.	35	18,459
Naturecell Co. Ltd.*	2,520	31,844
Nestle India Ltd.	1,122	153,978
Nestle Malaysia Bhd.	2,300	79,039
Nong Shim Holdings Co. Ltd.	134	7,761
NongShim Co. Ltd.	208	39,791
Oceana Group Ltd.	3,395	20,003
Orion Corp.	1,224	102,148
Orion Holdings Corp.	4,033	55,387
Ottogi Corp.	94	54,360
Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	122,600	10,403
Pioneer Foods Group Ltd.	6,240	34,221
PPB Group Bhd.	25,080	100,452
Pulmuone Co. Ltd.	2,550	212,808

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
QL Resources Bhd.	49,530	$83,448
RCL Foods Ltd.	400,357	454,142
Salim Ivomas Pratama Tbk. PT	5,151,000	155,860
Samyang Corp.	5,100	271,660
Samyang Foods Co. Ltd.	86	4,581
Samyang Holdings Corp.	9,078	687,492
San Miguel Food and Beverage, Inc.	9,690	15,394
Sao Martinho SA	7,300	38,126
Sarawak Oil Palms Bhd.	265,200	164,779
Sawit Sumbermas Sarana Tbk. PT	135,700	11,247
Sime Darby Plantation Bhd.	153,000	192,324
SLC Agricola SA	2,400	36,880
SPC Samlip Co. Ltd.	191	21,035
Standard Foods Corp.	17,652	26,498
Taokaenoi Food & Marketing PCL, Class R, NVDR	48,800	18,990
Tata Global Beverages Ltd.	12,584	37,074
Thai Union Group PCL, NVDR	114,400	57,286
Thai Vegetable Oil PCL, NVDR	15,570	13,268
Tiger Brands Ltd.	7,752	138,374
Tingyi Cayman Islands Holding Corp.	110,000	162,767
Tongaat Hulett Ltd.	157,284	602,986
Ulker Biskuvi Sanayi A/S*	9,138	24,104
Uni-President China Holdings Ltd.	69,000	66,981
Uni-President Enterprises Corp.	250,000	605,145
United Plantations Bhd.	3,700	23,679
Universal Robina Corp.	44,880	109,044
Want Want China Holdings Ltd.	326,000	232,875
Yashili International Holdings Ltd.*	34,000	5,855
Yihai International Holding Ltd.	9,000	19,769
Zhou Hei Ya International Holdings Co. Ltd.(b)	43,000	22,105
		11,829,895

Investments	Shares	Value
Gas Utilities – 0.6%
Adani Gas Ltd.* (c)	15,288	$12,601
Aygaz A/S	132,996	288,621
Beijing Enterprises Holdings Ltd.	53,000	286,655
China Gas Holdings Ltd.	115,640	365,828
China Resources Gas Group Ltd.	42,000	160,727
China Tian Lun Gas Holdings Ltd.	523,500	373,957
Cia de Gas de Sao Paulo – COMGAS (Preference), Class A	7	102
ENN Energy Holdings Ltd.	40,000	340,077
GAIL India Ltd.	28,026	141,845
Grupo Energia Bogota SA ESP	98,072	56,472
Gujarat Gas Ltd.	774	6,570
Gujarat State Petronet Ltd.	8,528	20,644
Indraprastha Gas Ltd.	19,430	70,237
Infraestructura Energetica Nova SAB de CV	25,600	100,663
Korea Gas Corp.*	3,264	149,229
Mahanagar Gas Ltd.(b)	1,456	16,486
Perusahaan Gas Negara Persero Tbk.	744,600	108,733
Petronas Gas Bhd.	23,100	100,912
SUI Northern Gas Pipeline	533,900	370,816
Towngas China Co. Ltd.*	58,339	42,418
Zhongyu Gas Holdings Ltd.	52,000	35,156
		3,048,749
Health Care Equipment & Supplies – 0.1%
Dentium Co. Ltd.	344	21,826
DIO Corp.*	520	11,864
Ginko International Co. Ltd.	3,000	17,064
Hartalega Holdings Bhd.	81,600	122,073
Kossan Rubber Industries	34,400	34,034
Lifetech Scientific Corp.*	82,000	17,782
Microport Scientific Corp.	11,035	13,175
Osstem Implant Co. Ltd.*	612	22,932
Pihsiang Machinery Manufacturing Co. Ltd.* (c)	5,000	2,795

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	48,000	$42,922
St Shine Optical Co. Ltd.	3,000	53,324
Top Glove Corp. Bhd.	73,000	103,625
Value Added Technology Co. Ltd.	510	10,115
Yestar Healthcare Holdings Co. Ltd.	75,000	19,517
		493,048
Health Care Providers & Services – 0.4%
Apollo Hospitals Enterprise Ltd.	5,170	79,779
Bangkok Chain Hospital PCL, NVDR	72,800	42,823
Bangkok Dusit Medical Services PCL, NVDR	214,200	158,308
Bumrungrad Hospital PCL, NVDR	18,800	109,454
Celltrion Healthcare Co. Ltd.*	2,289	127,953
Chabiotech Co. Ltd.*	1,560	25,120
China Resources Medical Holdings Co. Ltd.	30,000	20,627
Chularat Hospital PCL, NVDR	183,100	14,029
Dr Lal PathLabs Ltd.(b)	430	5,115
Fleury SA	7,200	40,415
Fortis Healthcare Ltd.*	9,651	18,318
Genertec Universal Medical Group Co. Ltd.(b)	88,500	68,751
Global Cord Blood Corp.	2,900	17,719
IHH Healthcare Bhd.	122,400	146,254
Instituto Hermes Pardini SA	1,800	7,380
KPJ Healthcare Bhd.	145,424	36,143
Life Healthcare Group Holdings Ltd.	66,547	110,414
Medipost Co. Ltd.*	223	15,303
Mitra Keluarga Karyasehat Tbk. PT* (b)	312,000	29,348
Narayana Hrudayalaya Ltd.* (b)	946	2,909
Netcare Ltd.	67,381	113,304
Odontoprev SA	12,000	42,708

Investments	Shares	Value
Health Care Providers & Services – (continued)
Qualicorp Consultoria e Corretora de Seguros SA	12,000	$46,520
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	99,100	218,947
Siloam International Hospitals Tbk. PT*	32,500	4,917
Sinopharm Group Co. Ltd., Class H	60,400	291,237
Vibhavadi Medical Center PCL, NVDR	382,700	26,090
		1,819,885
Health Care Technology – 0.0%(d)
Alibaba Health Information Technology Ltd.*	160,000	129,398
Hotels, Restaurants & Leisure – 0.7%
Alsea SAB de CV	22,900	58,734
AmRest Holdings SE*	4,110	42,596
Berjaya Sports Toto Bhd.	1,254,600	629,624
Bloomberry Resorts Corp.	239,200	37,553
Central Plaza Hotel PCL	1,600	1,943
Central Plaza Hotel PCL, NVDR	31,200	37,882
China Travel International Investment Hong Kong Ltd.	120,200	32,199
Coffee Day Enterprises Ltd.* (b)	1,720	6,049
CVC Brasil Operadora e Agencia de Viagens SA	7,800	118,853
Delta Corp. Ltd.	1,376	4,396
DoubleUGames Co. Ltd.	312	17,851
EIH Ltd.	3,182	6,967
Famous Brands Ltd.*	4,669	33,058
Formosa International Hotels Corp.	2,311	9,971
Genting Bhd.	102,000	178,917
Genting Malaysia Bhd.	163,200	175,115
Gourmet Master Co. Ltd.	4,868	29,498
Grand Korea Leisure Co. Ltd.	1,040	20,306
Haichang Ocean Park Holdings Ltd.* (b)	49,000	8,001
Hana Tour Service, Inc.	403	21,007
Huayi Tencent Entertainment Co. Ltd.*	400,000	9,542

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Indian Hotels Co. Ltd. (The)	22,940	$39,958
Jollibee Foods Corp.	22,440	115,754
Jubilant Foodworks Ltd.	2,947	43,182
Kangwon Land, Inc.	5,916	148,997
Magnum Bhd.	1,244,400	538,264
Melco Resorts And Entertainment Philippines Corp.*	17,200	2,298
Minor International PCL, NVDR	122,400	134,769
MK Restaurants Group PCL, NVDR	10,400	21,098
Modetour Network, Inc.	520	10,724
OPAP SA	11,220	105,516
Orbis SA	832	14,639
Paradise Co. Ltd.	2,112	33,175
Thomas Cook India Ltd.	2,244	6,341
Tsogo Sun Holdings Ltd.	52,428	71,721
Wowprime Corp.	7,000	18,482
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	11,500	14,391
Yum China Holdings, Inc.	19,100	689,128
		3,488,499
Household Durables – 0.9%
AmTRAN Technology Co. Ltd.*	1,122,000	427,871
Arcelik A/S	6,720	18,625
Coway Co. Ltd.	2,652	163,605
Crompton Greaves Consumer Electricals Ltd.	22,236	64,126
Cyrela Brazil Realty SA Empreendimentos e Participacoes	11,400	44,808
Dom Development SA	11,619	205,654
Ez Tec Empreendimentos e Participacoes SA	2,900	18,722
Haier Electronics Group Co. Ltd.*	74,000	154,619
Hanssem Co. Ltd.	650	27,864
Hyundai Livart Furniture Co. Ltd.	18,564	353,507

Investments	Shares	Value
Household Durables – (continued)
Kinpo Electronics	1,734,000	$518,356
LG Electronics, Inc.	11,118	617,585
LG Electronics, Inc. (Preference)	2,280	51,520
MRV Engenharia e Participacoes SA	24,000	81,669
Nien Made Enterprise Co. Ltd.	8,000	49,381
PIK Group PJSC	9,732	52,154
Skyworth Digital Holdings Ltd.	2,764,000	638,166
Socovesa SA	23,620	12,313
Symphony Ltd.	1,272	15,514
Tatung Co. Ltd.*	98,000	114,016
TCL Electronics Holdings Ltd.	918,000	373,552
TTK Prestige Ltd.	202	18,137
Vestel Elektronik Sanayi ve Ticaret A/S*	124,338	147,786
Whirlpool of India Ltd.	1,664	31,431
Wuxi Little Swan Co. Ltd., Class B	5,200	24,609
		4,225,590
Household Products – 0.2%
Hindustan Unilever Ltd.	35,674	782,372
Jyothy Laboratories Ltd.	3,300	8,448
Kimberly-Clark de Mexico SAB de CV, Class A	54,500	78,799
Unilever Indonesia Tbk. PT	61,200	174,009
Vinda International Holdings Ltd.	20,000	28,523
		1,072,151
Independent Power and Renewable Electricity Producers – 1.5%
Aboitiz Power Corp.	93,600	58,954
Adani Power Ltd.*	43,621	27,195
AES Gener SA	216,720	60,671
AES Tiete Energia SA	2	1
AES Tiete Energia SA – UNIT	5,573	15,453
AES Tiete Energia SA (Preference)	30	17
B Grimm Power PCL, NVDR	41,600	35,137
Banpu Power PCL, NVDR	41,600	29,992
BCPG PCL, NVDR	41,600	23,467

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Independent Power and Renewable Electricity Producers – (continued)
CGN Power Co. Ltd., Class H(b)	1,122,000	$257,622
China Everbright Greentech Ltd.(b)	34,000	24,461
China Longyuan Power Group Corp. Ltd., Class H	336,000	255,448
China Power Clean Energy Development Co. Ltd.	612,000	175,651
China Power International Development Ltd.	472,332	93,389
China Resources Power Holdings Co. Ltd.	204,000	358,589
Cia Energetica de Sao Paulo (Preference), Class B	8,600	45,958
Cikarang Listrindo Tbk. PT(b)	189,200	11,139
Colbun SA	371,994	69,754
CPFL Energias Renovaveis SA	10,400	46,869
Datang International Power Generation Co. Ltd., Class H	240,000	53,575
Electricity Generating PCL, NVDR	11,900	82,923
Eneva SA*	316,200	1,174,737
Engie Brasil Energia SA	10,200	109,291
First Gen Corp.	1,744,200	509,194
GCL New Energy Holdings Ltd.* (a)	11,220,000	372,120
Global Power Synergy PCL, NVDR	17,200	29,964
Glow Energy PCL, NVDR	24,800	62,655
Gulf Energy Development PCL, NVDR	33,900	79,765
Huadian Fuxin Energy Corp. Ltd., Class H	2,856,000	513,682
Huadian Power International Corp. Ltd., Class H(a)	2,448,000	927,438
Huaneng Power International, Inc., Class H	452,000	251,963
Huaneng Renewables Corp. Ltd., Class H	468,000	119,994
Hub Power Co. Ltd. (The)	31,200	21,811
JSW Energy Ltd.*	22,880	20,097

Investments	Shares	Value
Independent Power and Renewable Electricity Producers – (continued)
Kot Addu Power Co. Ltd.	357,000	$144,957
Malakoff Corp. Bhd.	188,100	38,658
NHPC Ltd.	248,574	81,855
NTPC Ltd.	100,572	217,139
OGK-2 PJSC	39,678,510	209,740
Panda Green Energy Group Ltd.*	172,000	6,472
Reliance Power Ltd.*	1,053,354	430,202
SPCG PCL, NVDR	622,200	379,138
Super Energy Corp. PCL, NVDR*	638,800	13,489
Taiwan Cogeneration Corp.	18,000	15,183
Terna Energy SA*	3,821	26,539
TPI Polene Power PCL, NVDR	156,000	28,235
Unipro PJSC	1,105,000	45,518
Zorlu Enerji Elektrik Uretim A/S*	30,788	6,099
		7,562,200
Industrial Conglomerates – 2.2%
3M India Ltd.*	131	35,153
Aamal Co.	9,622	24,811
Aboitiz Equity Ventures, Inc.	119,900	105,323
AG Anadolu Grubu Holding A/S	20,274	41,248
Alfa SAB de CV, Class A	285,600	301,945
Alliance Global Group, Inc.*	469,200	99,619
AntarChile SA	11,968	178,392
BGF Co. Ltd.	5,520	36,039
Bidvest Group Ltd. (The)	16,932	210,723
Boustead Holdings Bhd.	31,200	11,706
CITIC Ltd.	687,000	1,030,579
CJ Corp.	1,734	165,860
CJ Corp. (Preference)	208	9,099
DMCI Holdings, Inc.	485,400	116,485
Dogan Sirketler Grubu Holding A/S*	1,675,758	325,982
Doosan Corp.	1,353	141,884
Doosan Corp. (Preference)	416	27,525
Dubai Investments PJSC	133,722	58,977
Enka Insaat ve Sanayi A/S	191,148	159,310
Far Eastern New Century Corp.	408,000	409,411

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Industrial Conglomerates – (continued)
Fosun International Ltd.	255,000	$372,120
Godrej Industries Ltd.	3,377	21,346
Grupo Carso SAB de CV, Series A1	29,200	86,197
Hanwha Corp.	4,080	100,608
Hanwha Corp. (Preference)	1,425	16,694
HAP Seng Consolidated Bhd.	30,000	70,618
Hong Leong Industries Bhd.	8,600	21,703
Hosken Consolidated Investments Ltd.	74,970	645,251
Hyosung Corp.	989	44,523
Industries Qatar QSC	9,588	368,586
Jaiprakash Associates Ltd.*	41,807	3,618
JG Summit Holdings, Inc.	142,800	126,239
KAP Industrial Holdings Ltd.	63,408	33,494
KOC Holding A/S	107,406	298,643
Kolon Corp.	10,098	271,159
LG Corp.	14,178	824,888
Lotte Corp.*	3,978	165,990
LT Group, Inc.	131,600	35,664
MMC Corp. Bhd.	57,500	14,703
Mytilineos Holdings SA	11,220	99,287
Quinenco SA	12,939	33,763
Reunert Ltd.	227,868	1,230,676
Samsung C&T Corp.	4,692	446,740
San Miguel Corp.	46,920	149,955
Shanghai Industrial Holdings Ltd.	51,000	107,212
Siemens Ltd.	2,760	34,776
Sigdo Koppers SA	16,555	25,604
Sime Darby Bhd.	140,900	74,078
SK Holdings Co. Ltd.	3,672	842,638
SM Investments Corp.	24,480	411,775
Turkiye Sise ve Cam Fabrikalari A/S	73,440	61,994
		10,530,613
Insurance – 3.3%
Anadolu Anonim Turk Sigorta Sirketi	261,528	208,166
Bajaj Finserv Ltd.	1,734	126,738

Investments	Shares	Value
Insurance – (continued)
Bangkok Life Assurance PCL, NVDR	22,140	$21,205
BB Seguridade Participacoes SA	33,900	241,667
Cathay Financial Holding Co. Ltd.	903,000	1,429,952
China Life Insurance Co. Ltd.	204,000	193,827
China Life Insurance Co. Ltd., Class H	377,000	751,172
China Pacific Insurance Group Co. Ltd., Class H	122,400	455,912
China Reinsurance Group Corp., Class H	8,976,000	1,717,478
China Taiping Insurance Holdings Co. Ltd.	73,400	245,310
DB Insurance Co. Ltd.	5,406	340,618
Discovery Ltd.	23,358	249,822
General Insurance Corp. of India(b)	17,544	75,483
Hanwha General Insurance Co. Ltd.	75,072	390,660
Hanwha Life Insurance Co. Ltd.	22,032	86,713
HDFC Standard Life Insurance Co. Ltd.(b)	16,116	81,141
Hyundai Marine & Fire Insurance Co. Ltd.	6,426	235,713
ICICI Lombard General Insurance Co. Ltd.(b)	3,640	39,649
ICICI Prudential Life Insurance Co. Ltd.(b)	10,400	46,800
IRB Brasil Resseguros S/A	6,100	118,995
Korean Reinsurance Co.	12,036	102,346
Liberty Holdings Ltd.	13,260	96,974
Lotte Non-Life Insurance Co. Ltd.	87,618	190,298
LPI Capital Bhd.	9,127	35,727
Max Financial Services Ltd.*	5,068	25,852
Mercuries & Associates Holding Ltd.	665,760	428,162
Mercuries Life Insurance Co. Ltd.*	117,328	51,378
Meritz Fire & Marine Insurance Co. Ltd.	5,304	84,711

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Mirae Asset Life Insurance Co. Ltd.	103,020	$411,791
MMI Holdings Ltd.*	70,992	85,818
New China Life Insurance Co. Ltd., Class H	37,000	172,979
Orange Life Insurance Ltd.(b)	3,978	106,995
People’s Insurance Co. Group of China Ltd. (The), Class H	755,000	308,187
PICC Property & Casualty Co. Ltd., Class H	744,000	721,280
Ping An Insurance Group Co. of China Ltd., Class H(a)	255,000	2,402,193
Porto Seguro SA*	7,300	106,872
Powszechny Zaklad Ubezpieczen SA	28,866	295,250
Qatar Insurance Co. SAQ	13,974	140,832
Qualitas Controladora SAB de CV, Class I(a)	276,700	559,248
Rand Merchant Investment Holdings Ltd.	42,738	99,390
Samsung Fire & Marine Insurance Co. Ltd.	3,445	841,940
Samsung Fire & Marine Insurance Co. Ltd. (Preference)	194	30,303
Samsung Life Insurance Co. Ltd.	4,386	354,098
Sanlam Ltd.	85,782	431,401
Santam Ltd.	2,471	51,961
Shin Kong Financial Holding Co. Ltd.	1,114,233	365,494
Shinkong Insurance Co. Ltd.	306,000	354,526
Sul America SA	12,000	80,118
ZhongAn Online P&C Insurance Co. Ltd., Class H* (a) (b)	8,100	26,916
		16,020,061
Interactive Media & Services – 2.1%
Info Edge India Ltd.	2,280	48,685
Kakao Corp.	2,755	221,454
NAVER Corp.	7,140	717,415

Investments	Shares	Value
Interactive Media & Services – (continued)
SINA Corp.*	3,400	$215,254
Tencent Holdings Ltd.	271,000	9,229,915
Tian Ge Interactive Holdings Ltd.(b)	25,000	13,171
		10,445,894
Internet & Direct Marketing Retail – 0.2%
B2W Cia Digital*	10,247	95,174
CJ ENM Co. Ltd.	1,272	252,268
Cogobuy Group* (b)	816,000	277,919
GS Home Shopping, Inc.	452	76,870
Hyundai Home Shopping Network Corp.	293	25,095
Infibeam Incorporation Ltd.	2,580	1,122
momo.com, Inc.	1,000	6,027
NS Shopping Co. Ltd.	26,622	252,308
PChome Online, Inc.*	2,763	12,590
		999,373
IT Services – 1.0%
AGTech Holdings Ltd.*	84,000	4,340
Cafe24 Corp.*	360	34,909
Chinasoft International Ltd.*	102,000	59,852
Cielo SA	51,000	181,236
Digital China Holdings Ltd.*	58,000	27,818
eClerx Services Ltd.	728	10,475
HCL Technologies Ltd.	27,642	394,603
Hexaware Technologies Ltd.	3,640	16,510
Infosys Ltd.	190,333	1,766,780
Larsen & Toubro Infotech Ltd.(b)	638	15,241
Mindtree Ltd.	4,608	53,022
Mphasis Ltd.	3,418	45,620
My EG Services Bhd.	130,600	37,452
Persistent Systems Ltd.	900	6,894
Posco ICT Co. Ltd.	2,080	10,057
Samsung SDS Co. Ltd.	2,040	344,610
SONDA SA	24,083	34,289
Systex Corp.	9,000	18,004
Tata Consultancy Services Ltd.	45,652	1,196,571
Tech Mahindra Ltd.	23,970	241,142
TravelSky Technology Ltd., Class H	49,000	118,759

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Wipro Ltd.	56,916	$254,927
		4,873,111
Leisure Products – 0.0%(d)
Giant Manufacturing Co. Ltd.	13,000	49,575
Goodbaby International Holdings Ltd.	59,000	18,289
HLB, Inc.*	1,530	116,272
KMC Kuei Meng International, Inc.	3,315	10,242
Merida Industry Co. Ltd.	9,350	32,785
		227,163
Life Sciences Tools & Services – 0.1%
Divi’s Laboratories Ltd.	3,881	77,914
Genscript Biotech Corp.* (a)	46,000	70,179
Samsung Biologics Co. Ltd.* (b)	816	277,478
ST Pharm Co. Ltd.	344	6,339
Syngene International Ltd.(b)	860	6,735
Wuxi Biologics Cayman, Inc.* (b)	19,500	138,923
		577,568
Machinery – 0.6%
AIA Engineering Ltd.	1,599	37,040
Airtac International Group	6,784	58,428
Ashok Leyland Ltd.	61,914	96,038
BEML Ltd.	768	6,099
China Conch Venture Holdings Ltd.	93,000	260,989
China International Marine Containers Group Co. Ltd., Class H(a)	65,400	57,730
CIMC Enric Holdings Ltd.	36,000	27,645
CRRC Corp. Ltd., Class H	204,000	179,034
CSSC Offshore and Marine Engineering Group Co. Ltd., Class H*	386,000	262,441
Cummins India Ltd.	2,280	23,028
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	2,472	63,451

Investments	Shares	Value
Machinery – (continued)
Doosan Bobcat, Inc.*	1,462	$45,160
Doosan Infracore Co. Ltd.*	14,586	98,558
Escorts Ltd.	1,997	16,933
Famur SA	1,118	1,629
Grupo Rotoplas SAB de CV*	8,600	8,345
Haitian International Holdings Ltd.	30,000	58,550
Hiwin Technologies Corp.	12,629	81,628
Hyundai Construction Equipment Co. Ltd.*	312	20,370
Hyundai Elevator Co. Ltd.	633	44,272
Hyundai Heavy Industries Co. Ltd.*	1,938	211,734
Hyundai Heavy Industries Holdings Co. Ltd.*	510	159,550
Hyundai Mipo Dockyard Co. Ltd.*	624	51,473
Hyundai Rotem Co. Ltd.*	1,341	25,713
Jain Irrigation Systems Ltd.	7,396	7,111
King Slide Works Co. Ltd.	3,000	31,170
Kinik Co.	7,000	11,967
Lakshmi Machine Works Ltd.	148	11,531
Lonking Holdings Ltd.	104,000	23,349
Marcopolo SA (Preference)	31,900	33,751
Mirle Automation Corp.	241,000	299,079
Otokar Otomotiv ve Savunma Sanayi AS	18	229
Rechi Precision Co. Ltd.	21,969	16,152
Samsung Heavy Industries Co. Ltd.*	22,815	139,347
Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	37,440	12,954
Shin Zu Shing Co. Ltd.	4,000	9,773
Sinotruk Hong Kong Ltd.(a)	65,500	94,080
SKF India Ltd.	624	15,057
Sunonwealth Electric Machine Industry Co. Ltd.	8,000	8,661
Thermax Ltd.	2,214	29,929
WEG SA	30,600	148,284
Weichai Power Co. Ltd., Class H	214,000	211,560
Yungtay Engineering Co. Ltd.	19,000	34,631
		3,034,453

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Marine – 1.0%
Cia Sud Americana de Vapores SA*	797,784	$23,898
COSCO SHIPPING Development Co. Ltd., Class H*	5,610,000	572,493
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	1,632,000	893,089
COSCO SHIPPING Holdings Co. Ltd., Class H* (a)	3,672,000	1,311,529
Evergreen Marine Corp. Taiwan Ltd.	109,200	40,231
Hyundai Merchant Marine Co. Ltd.*	10,455	34,680
Korea Line Corp.*	21,420	403,193
MISC Bhd.	61,200	89,215
Pan Ocean Co. Ltd.*	13,007	54,446
Qatar Navigation QSC	6,070	118,431
Sinotrans Shipping Ltd.	1,944,500	647,389
U-Ming Marine Transport Corp.	25,000	26,096
Wan Hai Lines Ltd.	61,000	29,768
Wisdom Marine Lines Co. Ltd.*	510,000	486,217
Yang Ming Marine Transport Corp.*	53,000	14,628
		4,745,303
Media – 1.1%
Astro Malaysia Holdings Bhd.	133,000	42,908
BEC World PCL, NVDR*	37,000	6,808
Cheil Worldwide, Inc.	3,237	64,481
China Literature Ltd.* (a) (b)	16,800	90,757
CJ Hello Co. Ltd.	625	4,986
Cyfrowy Polsat SA*	12,240	70,618
DB Corp. Ltd.	1,806	4,023
Dish TV India Ltd.*	17,517	10,293
Global Mediacom Tbk. PT	10,353,000	223,370
Grupo Televisa SAB, Series CPO	102,000	294,954
Innocean Worldwide, Inc.	520	26,467
KT Skylife Co. Ltd.	31,722	345,183

Investments	Shares	Value
Media – (continued)
Media Nusantara Citra Tbk. PT	312,000	$16,008
Megacable Holdings SAB de CV	10,200	45,366
Multiplus SA	3,500	23,782
Nasmedia Co. Ltd.	172	4,898
Naspers Ltd., Class N	21,215	3,724,961
Plan B Media PCL, NVDR	72,800	14,275
SBS Media Holdings Co. Ltd.*	4,200	8,293
Smiles Fidelidade SA*	3,400	34,096
Sun TV Network Ltd.	4,576	40,271
Surya Citra Media Tbk. PT	342,700	35,391
TV18 Broadcast Ltd.*	16,016	8,101
VGI Global Media PCL, NVDR	114,400	26,055
Zee Entertainment Enterprises Ltd.	27,948	170,496
		5,336,841
Metals & Mining – 4.7%
African Rainbow Minerals Ltd.	10,527	89,035
Alrosa PJSC	267,546	406,569
Aluminum Corp. of China Ltd., Class H*	204,000	73,904
Aneka Tambang Tbk.	522,310	23,363
Angang Steel Co. Ltd., Class H(a)	1,606,000	1,366,434
Anglo American Platinum Ltd.	2,514	82,050
AngloGold Ashanti Ltd.	44,565	431,005
Assore Ltd.	4,386	91,526
Boryszew SA*	117,650	147,118
Bradespar SA	3,600	29,947
Bradespar SA (Preference)	10,200	94,902
CAP SA	8,160	79,366
China Metal Recycling Holdings Ltd.* ‡ (c)	51,000	—
China Molybdenum Co. Ltd., Class H(a)	172,200	63,921
China Oriental Group Co. Ltd.	110,000	86,996
China Steel Corp.	630,000	496,784
China Zhongwang Holdings Ltd.(a)	163,200	72,446

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Chung Hung Steel Corp.*	1,236,000	$469,347
Cia Siderurgica Nacional SA*	38,200	98,418
Dongkuk Steel Mill Co. Ltd.	83,334	517,021
Eregli Demir ve Celik Fabrikalari TAS	184,416	298,183
Feng Hsin Steel Co. Ltd.	26,000	49,239
Gerdau SA	9,000	31,425
Gerdau SA (Preference)	45,182	197,781
Gloria Material Technology Corp.	18,000	9,715
Gold Fields Ltd.	89,760	238,225
Grupa Kety SA	331	29,466
Grupo Mexico SAB de CV, Series B	179,500	415,444
Grupo Simec SAB de CV, Series B*	10,400	28,323
Harmony Gold Mining Co. Ltd.* (a)	628,218	1,188,259
Hindalco Industries Ltd.	46,818	139,545
Hyundai Steel Co.	9,180	336,330
Industrias CH SAB de CV, Series B*	6,600	23,746
Industrias Penoles SAB de CV	6,120	86,522
Jastrzebska Spolka Weglowa SA*	6,732	130,051
Jenax, Inc.*	705	12,064
Jiangxi Copper Co. Ltd., Class H	102,000	112,417
Jindal Steel & Power Ltd.*	20,072	46,512
JSW Steel Ltd.	51,306	235,489
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D*	17,887	9,768
KGHM Polska Miedz SA*	14,722	333,907
KISWIRE Ltd.	720	13,647
Korea Zinc Co. Ltd.	612	203,544
Koza Altin Isletmeleri A/S*	3,880	31,174
Koza Anadolu Metal Madencilik Isletmeleri A/S*	293,862	264,320
Krakatau Steel Persero Tbk. PT*	5,946,600	144,729

Investments	Shares	Value
Metals & Mining – (continued)
Kumba Iron Ore Ltd.(a)	3,360	$65,761
Maanshan Iron & Steel Co. Ltd., Class H	2,534,000	1,357,604
Magnitogorsk Iron & Steel Works PJSC	171,564	125,124
Mechel PJSC*	254,388	356,391
Mechel PJSC (Preference)	143,718	214,462
Metalurgica Gerdau SA (Preference)	70,800	151,340
Minera Frisco SAB de CV, Class A1*	662,000	200,388
MMC Norilsk Nickel PJSC	2,721	455,294
MMG Ltd.* (a)	132,000	49,504
MOIL Ltd.	2,808	6,786
National Aluminium Co. Ltd.	27,956	25,784
Nexa Resources Peru SAA*	11,024	11,821
Nickel Asia Corp.	6,060,800	287,720
NMDC Ltd.	44,249	65,316
Northam Platinum Ltd.*	24,591	64,732
Novolipetsk Steel PJSC	103,632	252,885
Polyus PJSC	2,311	145,958
Poongsan Corp.	2,180	46,200
POSCO	8,568	1,939,839
Press Metal Aluminium Holdings Bhd.	112,200	129,776
Raspadskaya OJSC*	191,046	348,672
Seah Besteel Corp.	16,014	227,657
SeAH Steel Holdings Corp.	3,135	135,078
Severstal PJSC	18,972	297,249
Shougang Fushan Resources Group Ltd.	4,692,000	945,654
Sibanye Gold Ltd.*	151,572	105,111
Stalprodukt SA	2,244	216,166
Steel Authority of India Ltd.*	52,312	45,595
TA Chen Stainless Pipe	103,962	145,815
Tata Steel Ltd.	32,232	241,419
Tung Ho Steel Enterprise Corp.	32,000	21,666
Usinas Siderurgicas de Minas Gerais SA (Preference), Class A	23,300	64,484
Vale Indonesia Tbk. PT*	134,900	25,911
Vale SA	153,000	2,335,881

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Vedanta Ltd.	186,762	$533,299
Volcan Cia Minera SAA, Class B	3,551,965	654,157
YC INOX Co. Ltd.	408,000	325,683
Yieh Phui Enterprise Co. Ltd.	2,001,840	620,420
Young Poong Corp.	102	58,807
Zhaojin Mining Industry Co. Ltd., Class H	36,000	31,778
Zijin Mining Group Co. Ltd., Class H	612,000	227,176
		22,890,340
Multiline Retail – 0.4%
Aeon Co. M Bhd.	28,000	11,308
El Puerto de Liverpool SAB de CV, Class C1	10,200	64,839
Far Eastern Department Stores Ltd.	143,012	71,407
Future Retail Ltd.*	7,735	51,168
Golden Eagle Retail Group Ltd.	27,000	27,966
Grupo Sanborns SAB de CV	25,800	23,531
Hyundai Department Store Co. Ltd.	1,734	131,927
Lojas Americanas SA*	5,250	19,787
Lojas Americanas SA (Preference)*	38,700	195,870
Lojas Renner SA*	36,620	370,686
Lotte Shopping Co. Ltd.	752	127,693
Magazine Luiza SA	3,100	140,875
Matahari Department Store Tbk. PT	265,200	84,606
Mitra Adiperkasa Tbk. PT	258,000	13,577
Poya International Co. Ltd.	4,161	36,241
Rimo International Lestari Tbk. PT*	1,049,100	10,834
Ripley Corp. SA	50,856	43,187
Robinson PCL, NVDR	24,900	49,011
SACI Falabella	25,296	190,711
Shinsegae, Inc.	408	92,552
Woolworths Holdings Ltd.	42,024	144,944
		1,902,720

Investments	Shares	Value
Multi-Utilities – 0.1%
Qatar Electricity & Water Co. QSC	1,365	$70,425
YTL Corp. Bhd.	301,426	76,356
YTL Power International Bhd.	459,000	104,206
		250,987
Oil, Gas & Consumable Fuels – 7.3%
Adaro Energy Tbk. PT	816,000	88,564
Aegis Logistics Ltd.	1,720	5,050
Bangchak Corp. PCL, NVDR	41,600	41,412
Banpu PCL, NVDR	251,400	131,957
Bashneft PJSC	720	21,083
Bashneft PJSC (Preference)	1,163	32,109
Bharat Petroleum Corp. Ltd.	85,884	319,517
Bukit Asam Tbk. PT	308,300	86,188
Bumi Resources Tbk. PT*	1,552,600	17,260
Chennai Petroleum Corp. Ltd.	46,614	161,442
China Coal Energy Co. Ltd., Class H	204,000	91,339
China Petroleum & Chemical Corp., Class H	2,738,000	2,221,303
China Shenhua Energy Co. Ltd., Class H	365,500	828,033
CNOOC Ltd.	1,632,000	2,802,092
Coal India Ltd.	66,096	237,899
Cosan SA	10,200	88,558
Dana Gas PJSC	111,280	34,840
Ecopetrol SA	252,858	293,556
Empresas COPEC SA	18,054	252,926
Energy Absolute PCL, NVDR	71,400	106,615
Esso Thailand PCL, NVDR	135,200	59,137
Exxaro Resources Ltd.	26,826	274,142
Formosa Petrochemical Corp.	94,000	370,617
Gazprom PJSC	566,574	1,339,904
Gazprom PJSC, ADR	10,779	51,071
Great Eastern Shipping Co. Ltd. (The)	67,524	286,049
Grupa Lotos SA	8,976	162,342
GS Holdings Corp.	5,304	225,742
Hellenic Petroleum SA	6,163	49,021
Hengyuan Refining Co. Bhd.	193,800	271,862
Hindustan Petroleum Corp. Ltd.	58,752	178,095

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Indian Oil Corp. Ltd.	206,346	$386,349
Indika Energy Tbk. PT	65,000	9,577
Indo Tambangraya Megah Tbk. PT	41,600	68,136
Inner Mongolia Yitai Coal Co. Ltd., Class B	112,200	133,294
Inner Mongolia Yitai Coal Co. Ltd., Class H	20,800	17,777
IRPC PCL, NVDR	928,200	170,800
Kunlun Energy Co. Ltd.(a)	360,000	408,705
Lubelski Wegiel Bogdanka SA*	17,792	249,888
LUKOIL PJSC	21,420	1,611,225
Mangalore Refinery & Petrochemicals Ltd.	15,060	16,639
Mari Petroleum Co. Ltd.	1,804	20,101
Medco Energi Internasional Tbk. PT*	6,619,800	357,062
MOL Hungarian Oil & Gas plc	47,736	500,243
Motor Oil Hellas Corinth Refineries SA	7,242	171,496
Novatek PJSC	44,064	703,657
Oil & Gas Development Co. Ltd.	71,400	85,729
Oil & Natural Gas Corp. Ltd.	303,756	629,530
Oil India Ltd.	30,149	80,566
Pakistan Oilfields Ltd.	6,240	25,666
Pakistan Petroleum Ltd.	59,025	83,288
Pakistan State Oil Co. Ltd.	32,554	68,937
PetroChina Co. Ltd., Class H	1,056,000	773,202
Petroleo Brasileiro SA*	316,200	2,581,016
Petroleo Brasileiro SA (Preference)*	449,000	3,338,640
Petron Corp.	226,600	34,304
Petron Malaysia Refining & Marketing Bhd.	91,800	158,613
Petronas Dagangan Bhd.	15,200	94,444
Petronet LNG Ltd.	31,518	96,201
Pilipinas Shell Petroleum Corp.	24,960	22,648
Polski Koncern Naftowy ORLEN SA	29,274	704,921

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Polskie Gornictwo Naftowe i Gazownictwo SA	167,484	$273,707
PTT Exploration & Production PCL	469	1,974
PTT Exploration & Production PCL, NVDR	71,400	300,462
PTT PCL, NVDR	900,600	1,385,538
Qatar Fuel QSC	1,938	92,122
Qatar Gas Transport Co. Ltd.	29,137	139,622
Reliance Industries Ltd.	154,836	2,222,188
Rosneft Oil Co. PJSC	54,100	378,922
Rosneft Oil Co. PJSC, GDR(b)	6,040	42,461
RussNeft PJSC*	4,992	42,539
Semirara Mining & Power Corp.	193,800	101,237
Siamgas & Petrochemicals PCL, NVDR	948,600	303,323
Sinopec Kantons Holdings Ltd.	1,428,000	581,080
SK Gas Ltd.	6,182	396,564
SK Innovation Co. Ltd.	6,630	1,242,161
S-Oil Corp.	4,590	499,460
S-Oil Corp. (Preference)	208	16,263
Star Petroleum Refining PCL, NVDR	131,100	55,762
Surgutneftegas PJSC	410,578	165,942
Surgutneftegas PJSC, ADR	3,506	13,954
Surgutneftegas PJSC, ADR, OTC	12,172	69,563
Surgutneftegas PJSC (Preference)	236,334	137,095
Tatneft PJSC	42,018	501,353
Tatneft PJSC, ADR	5,424	382,175
Tatneft PJSC (Preference)	7,007	56,065
Thai Oil PCL, NVDR	91,800	234,692
Transneft PJSC (Preference)	87	226,168
Tupras Turkiye Petrol Rafinerileri A/S	12,852	302,073
Ultrapar Participacoes SA	20,400	243,021
United Tractors Tbk. PT	71,400	157,336
Yanzhou Coal Mining Co. Ltd., Class H	204,000	192,826
		35,490,027

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Paper & Forest Products – 0.9%
Chung Hwa Pulp Corp.	532,000	$156,111
Duratex SA*	16,474	50,959
Empresas CMPC SA	55,456	189,747
Fibria Celulose SA	11,600	224,380
Indah Kiat Pulp & Paper Corp. Tbk. PT	115,400	96,594
Lee & Man Paper Manufacturing Ltd.	154,000	131,814
Long Chen Paper Co. Ltd.	34,522	17,572
Mondi Ltd.	6,671	159,422
Nine Dragons Paper Holdings Ltd.	183,000	174,610
Pabrik Kertas Tjiwi Kimia Tbk. PT	1,812,400	1,227,937
Packages Ltd.	73,450	218,905
Pfleiderer Group SA	36,414	269,976
Sappi Ltd.	27,948	156,980
Shandong Chenming Paper Holdings Ltd., Class B	771,900	448,012
Shandong Chenming Paper Holdings Ltd., Class H(a)	331,500	186,060
Suzano Papel e Celulose SA	20,400	207,872
YFY, Inc.	1,805,000	653,330
		4,570,281
Personal Products – 0.4%
Amorepacific Corp.	1,597	214,419
Amorepacific Corp. (Preference)	545	43,043
AMOREPACIFIC Group	1,326	72,261
AMOREPACIFIC Group (Preference)	312	8,214
Chlitina Holding Ltd.	2,000	13,282
Colgate-Palmolive India Ltd.	2,518	38,053
Cosmax, Inc.	322	32,495
Dabur India Ltd.	28,254	147,011
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	4,128	2,188
Emami Ltd.	4,766	25,463
Gillette India Ltd.	48	4,243
Godrej Consumer Products Ltd.	19,278	188,974

Investments	Shares	Value
Personal Products – (continued)
Grape King Bio Ltd.	5,000	$31,510
Hengan International Group Co. Ltd.	39,500	312,900
It’s Hanbul Co. Ltd.	501	10,793
Jayjun Cosmetic Co. Ltd.*	756	7,530
Kolmar BNH Co. Ltd.	688	13,554
Kolmar Korea Co. Ltd.	643	30,583
LG Household & Health Care Ltd.	510	467,237
LG Household & Health Care Ltd. (Preference)	102	65,521
Marico Ltd.	24,684	107,255
Natura Cosmeticos SA	10,200	89,492
NUTRIBIOTECH Co. Ltd.*	1,540	20,474
Procter & Gamble Hygiene & Health Care Ltd.	344	43,585
TCI Co. Ltd.	2,644	36,956
		2,027,036
Pharmaceuticals – 1.1%
Abbott India Ltd.	166	16,991
Adcock Ingram Holdings Ltd.	5,074	19,710
Ajanta Pharma Ltd.*	1,415	20,252
Alembic Pharmaceuticals Ltd.	2,150	17,355
Alkem Laboratories Ltd.	1,560	40,228
Aspen Pharmacare Holdings Ltd.	20,808	219,829
Aurobindo Pharma Ltd.	14,076	150,678
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	10,000	16,838
Bukwang Pharmaceutical Co. Ltd.	1,516	29,667
Cadila Healthcare Ltd.	13,825	67,316
Caregen Co. Ltd.	258	16,075
Celltrion Pharm, Inc.*	697	32,723
Center Laboratories, Inc.*	3,541	6,546
China Grand Pharmaceutical and Healthcare Holdings Ltd.*	32,000	15,511
China Medical System Holdings Ltd.	72,000	85,690
China Resources Pharmaceutical Group Ltd.(b)	82,000	120,290

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
China Traditional Chinese Medicine Holdings Co. Ltd.	114,000	$72,564
Chong Kun Dang Pharmaceutical Corp.	257	19,553
Cipla Ltd.	16,014	136,274
Consun Pharmaceutical Group Ltd.	16,000	11,082
CSPC Pharmaceutical Group Ltd.	226,000	476,827
Daewoong Co. Ltd.	3,840	46,840
Daewoong Pharmaceutical Co. Ltd.	266	32,913
Dong-A Socio Holdings Co. Ltd.	104	8,113
Dong-A ST Co. Ltd.	299	21,883
DongKook Pharmaceutical Co. Ltd.	450	21,917
Dr Reddy’s Laboratories Ltd.	4,182	143,790
Genomma Lab Internacional SAB de CV, Class B*	12,000	7,733
Glenmark Pharmaceuticals Ltd.	7,280	61,188
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	6,000	21,851
Hanall Biopharma Co. Ltd.*	1,501	31,217
Hanmi Pharm Co. Ltd.	312	106,642
Hanmi Science Co. Ltd.	1,236	72,345
Hua Han Health Industry Holdings Ltd.* (c)	3,780,000	255,555
Hypera SA*	17,800	142,707
Il Dong Pharmaceutical Co. Ltd.	457	7,660
Ilyang Pharmaceutical Co. Ltd.*	756	16,984
Ipca Laboratories Ltd.	1,664	15,344
Jubilant Life Sciences Ltd.	4,445	39,887
JW Holdings Corp.	54,876	281,712
JW Pharmaceutical Corp.	16,626	483,658
Kalbe Farma Tbk. PT	1,050,600	94,677
Kolon Life Science, Inc.*	291	15,730
Komipharm International Co. Ltd.*	2,616	48,897

Investments	Shares	Value
Pharmaceuticals – (continued)
Kwang Dong Pharmaceutical Co. Ltd.	73	$359
Laurus Labs Ltd.(b)	602	2,775
Livzon Pharmaceutical Group, Inc., Class H	5,408	15,694
Lupin Ltd.	8,568	102,597
Luye Pharma Group Ltd.(a) (b)	75,000	57,881
Mega Lifesciences PCL, NVDR	23,000	26,018
Natco Pharma Ltd.	5,750	58,643
Pfizer Ltd.	341	13,457
Pharmally International Holding Co. Ltd.	2,000	15,028
Piramal Enterprises Ltd.	3,978	116,890
Richter Gedeon Nyrt	4,998	92,869
Samjin Pharmaceutical Co. Ltd.	344	11,169
Sanofi India Ltd.	6	470
ScinoPharm Taiwan Ltd.	22,000	16,210
Searle Co. Ltd. (The)*	5,200	11,547
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	20,000	59,954
Sihuan Pharmaceutical Holdings Group Ltd.(a)	248,000	50,300
Sino Biopharmaceutical Ltd.	318,000	285,167
SSY Group Ltd.	80,165	67,389
Sun Pharma Advanced Research Co. Ltd.*	4,836	19,371
Sun Pharmaceutical Industries Ltd.	49,980	392,195
Tong Ren Tang Technologies Co. Ltd., Class H	17,000	24,331
Torrent Pharmaceuticals Ltd.	2,009	45,307
TTY Biopharm Co. Ltd.	2,686	7,014
Wockhardt Ltd.*	175	1,170
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)	800	2,740
Yuhan Corp.	428	62,911
Yungjin Pharmaceutical Co. Ltd.*	5,316	25,751

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
YungShin Global Holding Corp.	11,000	$14,060
		5,170,509
Professional Services – 0.0%(d)
Benefit Systems SA*	98	22,360
Quess Corp. Ltd.* (b)	1,560	15,299
Sporton International, Inc.	2,386	8,868
		46,527
Real Estate Management & Development – 5.0%
Agile Group Holdings Ltd.(a)	182,000	207,552
Aldar Properties PJSC	333,642	157,143
Aliansce Shopping Centers SA	3,500	16,508
Amata Corp. PCL	44,900	32,642
AP Thailand PCL, NVDR	1,417,800	350,708
Attacq Ltd.	22,672	22,447
Ayala Land, Inc.	295,800	219,203
Bangkok Land PCL, NVDR	100	5
Barwa Real Estate Co.	23,474	241,022
Belle Corp.	6,222,000	274,440
BR Malls Participacoes SA*	40,800	139,497
BR Properties SA	4,577	9,623
Bumi Serpong Damai Tbk. PT*	499,200	36,120
C C Land Holdings Ltd.	151,000	35,827
C&D International Investment Group Ltd.	306,000	265,428
Carnival Group International Holdings Ltd.*	440,000	7,970
Cathay Real Estate Development Co. Ltd.	33,100	19,683
Central China Real Estate Ltd.	990,016	361,181
Central Pattana PCL, NVDR	71,400	170,154
China Aoyuan Property Group Ltd.	126,000	73,613
China Evergrande Group(a)	306,000	729,928
China Jinmao Holdings Group Ltd.	488,000	204,801
China Logistics Property Holdings Co. Ltd.* (b)	59,000	19,568

Investments	Shares	Value
Real Estate Management & Development – (continued)
China Merchants Land Ltd.*	2,040,000	$262,826
China Oceanwide Holdings Ltd.*	202,000	9,792
China Overseas Grand Oceans Group Ltd.	1,938,000	598,255
China Overseas Land & Investment Ltd.	408,000	1,277,700
China Resources Land Ltd.	281,777	956,102
China SCE Group Holdings Ltd.	204,000	69,480
China South City Holdings Ltd.	348,000	51,050
China Vanke Co. Ltd., Class H	132,600	408,487
China Vast Industrial Urban Development Co. Ltd.(b)	510,000	197,770
Chong Hong Construction Co. Ltd.	24,000	54,526
CIFI Holdings Group Co. Ltd.	381,149	159,472
Ciputra Development Tbk. PT	597,049	32,204
Corp. Inmobiliaria Vesta SAB de CV	802,500	982,766
Country Garden Holdings Co. Ltd.	346,000	370,301
DAMAC Properties Dubai Co. PJSC	104,520	57,480
DLF Ltd.	19,408	43,241
Dongwon Development Co. Ltd.	60,894	189,167
DoubleDragon Properties Corp.*	42,720	15,330
Echo Investment SA	233,070	243,989
Eco World International Bhd.*	68,800	14,715
Emaar Development PJSC	98,328	132,510
Emaar Malls PJSC	96,296	47,976
Emaar Properties PJSC	392,088	544,404
Ezdan Holding Group QSC*	13,748	41,302
Fantasia Holdings Group Co. Ltd.	2,142,000	213,123
Farglory Land Development Co. Ltd.	29,000	33,083
Filinvest Land, Inc.	13,464,000	352,296
Future Land Development Holdings Ltd.	204,000	117,101

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Gemdale Properties & Investment Corp. Ltd.	720,000	$66,127
Globe Trade Centre SA	11,472	24,169
Glorious Property Holdings Ltd.*	86,000	4,169
Godrej Properties Ltd.*	3,326	26,952
Greenland Hong Kong Holdings Ltd.	1,224,000	281,042
Greentown China Holdings Ltd.	80,000	55,514
Ground International Development Ltd.*	150,000	15,307
Guangzhou R&F Properties Co. Ltd., Class H	113,600	178,238
Guorui Properties Ltd.(b)	1,122,000	269,072
Hanson International Tbk. PT*	2,409,275	19,176
Highwealth Construction Corp.	102,000	149,491
Hongkong Land Holdings Ltd.	61,200	362,304
Hung Sheng Construction Ltd.	788,400	667,553
Iguatemi Empresa de Shopping Centers SA	4,800	50,216
Indiabulls Real Estate Ltd.*	15,184	15,390
IOI Properties Group Bhd.	87,200	27,299
Jiayuan International Group Ltd.	40,430	70,964
Jingrui Holdings Ltd.	612,000	157,696
Joy City Property Ltd.	480,000	50,820
Kaisa Group Holdings Ltd.	256,000	62,372
Kindom Construction Corp.	541,000	297,224
Korea Real Estate Investment & Trust Co. Ltd.	236,334	486,335
KWG Group Holdings Ltd.	153,918	117,607
Land & Houses PCL, NVDR	155,700	48,377
Lippo Karawaci Tbk. PT	810,600	14,930
Logan Property Holdings Co. Ltd.	162,000	149,613
Longfor Group Holdings Ltd.	153,000	371,600
LSR Group PJSC	57,426	549,888
LVGEM China Real Estate Investment Co. Ltd.	84,000	23,573
Mah Sing Group Bhd.	1,734,000	397,811

Investments	Shares	Value
Real Estate Management & Development – (continued)
MAS Real Estate, Inc.	13,905	$19,879
MBK PCL, NVDR	29,800	21,934
Medinet Nasr Housing*	20,044	7,924
Megaworld Corp.	585,000	48,217
Metropolitan Kentjana Tbk. PT	4,100	5,903
Mingfa Group International Co. Ltd.* (c)	36,000	8,679
NEPI Rockcastle plc	18,768	161,914
Oberoi Realty Ltd.	8,116	46,466
Origin Property PCL	78,900	21,897
OSK Holdings Bhd.	1,530,000	332,728
Pakuwon Jati Tbk. PT	1,268,300	39,878
Palm Hills Developments SAE*	1,071,816	140,439
Parque Arauco SA	33,966	77,012
Phoenix Mills Ltd. (The)	1,462	10,942
Poly Property Group Co. Ltd.	204,000	60,892
Powerlong Real Estate Holdings Ltd.	138,000	47,177
Prestige Estates Projects Ltd.	6,656	17,543
Prince Housing & Development Corp.	120,000	39,169
Pruksa Holding PCL, NVDR	62,400	38,024
Quality Houses PCL, NVDR	6,313,800	598,049
Red Star Macalline Group Corp. Ltd., Class H(b)	999,679	882,437
Redco Group(b)	52,000	23,548
Renhe Commercial Holdings Co. Ltd.*	550,000	18,592
Road King Infrastructure Ltd.	373,000	575,720
Robinsons Land Corp.	103,906	40,685
Ronshine China Holdings Ltd.* (b)	54,500	61,387
Ruentex Development Co. Ltd.*	65,400	90,461
Sansiri PCL, NVDR	8,670,000	410,615
Shanghai Industrial Urban Development Group Ltd.	2,040,000	304,462
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	31,200	39,624
Shenzhen Investment Ltd.	362,793	104,126
Shimao Property Holdings Ltd.	117,500	229,922

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Shining Building Business Co. Ltd.*	13,650	$4,323
Shui On Land Ltd.	408,000	82,231
Sime Darby Property Bhd.	228,000	53,125
Singha Estate PCL, NVDR*	77,400	7,331
Sino-Ocean Group Holding Ltd.	309,267	121,113
Sinyi Realty, Inc.	22,738	21,641
SK D&D Co. Ltd.	258	6,928
Skyfame Realty Holdings Ltd.	96,000	16,532
SM Prime Holdings, Inc.	591,600	373,724
Sobha Ltd.	1,548	9,370
SOHO China Ltd.	104,000	35,288
SP Setia Bhd. Group	52,000	26,096
Summarecon Agung Tbk. PT	433,400	17,105
Sunac China Holdings Ltd.	238,000	646,657
Sunshine 100 China Holdings Ltd.* (b)	1,156,000	560,349
Sunway Bhd.	100,235	32,817
Supalai PCL, NVDR	48,600	32,107
Talaat Moustafa Group	51,370	26,580
Tian An China Investment Co. Ltd.	612,000	326,321
Times China Holdings Ltd.	66,000	57,502
Tomson Group Ltd.	1,428,000	398,923
UEM Sunrise Bhd.	71,900	11,770
United Development Co. QSC	12,360	47,518
UOA Development Bhd.	17,600	8,202
Vista Land & Lifescapes, Inc.	5,814,000	573,739
WHA Corp. PCL, NVDR	394,090	48,979
Yuexiu Property Co. Ltd.	612,000	96,803
Yuzhou Properties Co. Ltd.	181,000	64,648
Zall Smart Commerce Group Ltd.	156,000	111,437
Zhenro Properties Group Ltd.(b)	120,000	72,557
		24,500,301
Road & Rail – 0.2%
Blue Bird Tbk. PT	30,900	5,793
BTS Group Holdings PCL, NVDR	220,640	60,901

Investments	Shares	Value
Road & Rail – (continued)
CAR, Inc.* (a)	42,000	$33,324
CJ Logistics Corp.*	416	57,861
Container Corp. of India Ltd.	8,976	76,929
Cosan Logistica SA*	4,018	13,781
GMexico Transportes SAB de CV(b)	44,100	60,561
Guangshen Railway Co. Ltd., Class H	30,000	11,213
Localiza Rent a Car SA*	25,260	195,511
PKP Cargo SA*	44,064	462,433
Rumo SA*	51,000	228,604
		1,206,911
Semiconductors & Semiconductor Equipment – 3.7%
A-DATA Technology Co. Ltd.	306,000	372,821
Advanced Wireless Semiconductor Co.	10,000	12,410
Ardentec Corp.	615,720	534,275
ASE Technology Holding Co. Ltd.*	162,420	327,538
ASMedia Technology, Inc.	1,104	15,253
ASPEED Technology, Inc.	1,000	14,753
Chang Wah Technology Co. Ltd.	23,000	173,933
Chipbond Technology Corp.	35,000	64,247
ChipMOS Techinologies, Inc.*	17,848	12,315
Darwin Precisions Corp.	11,000	5,439
DB HiTek Co. Ltd.	54,672	544,537
Elan Microelectronics Corp.*	8,400	15,609
Elite Advanced Laser Corp.	3,960	6,898
Elite Semiconductor Memory Technology, Inc.	12,000	11,479
eMemory Technology, Inc.	3,000	22,202
Eo Technics Co. Ltd.	390	16,718
Epistar Corp.	58,000	52,390
Eugene Technology Co. Ltd.	344	3,879
Faraday Technology Corp.	6,000	6,205
Formosa Advanced Technologies Co. Ltd.	204,000	202,398
Foxsemicon Integrated Technology, Inc.	1,102	3,829
GCL-Poly Energy Holdings Ltd.* (a)	1,020,000	60,502

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
Gigasolar Materials Corp.*	1,380	$3,777
Global Unichip Corp.	5,000	33,933
Globalwafers Co. Ltd.	12,000	95,207
Greatek Electronics, Inc.	6,000	7,465
Hanmi Semiconductor Co. Ltd.	1,248	10,065
Holtek Semiconductor, Inc.	1,000	1,887
Hua Hong Semiconductor Ltd.(b)	20,000	34,799
Innox Advanced Materials Co. Ltd.*	520	18,116
Jusung Engineering Co. Ltd.	774	4,653
King Yuan Electronics Co. Ltd.	132,000	77,000
Kinsus Interconnect Technology Corp.	32,000	41,832
Koh Young Technology, Inc.	416	32,928
LandMark Optoelectronics Corp.	2,000	13,282
LEENO Industrial, Inc.	416	21,867
Lextar Electronics Corp.*	12,000	6,399
Macronix International	90,780	50,314
MediaTek, Inc.	83,000	610,235
Nanya Technology Corp.	37,000	61,461
Novatek Microelectronics Corp.	31,000	136,751
On-Bright Electronics, Inc.	2,000	11,085
OptoTech Corp.	23,000	11,670
Parade Technologies Ltd.	3,400	45,051
Phison Electronics Corp.	10,000	65,605
Pixart Imaging, Inc.	5,000	13,169
Powertech Technology, Inc.	91,000	198,804
PSK, Inc.	20,296	234,209
Radiant Opto-Electronics Corp.	48,330	126,358
Realtek Semiconductor Corp.	26,070	104,472
SDI Corp.	7,000	15,157
Semiconductor Manufacturing International Corp.* (a)	167,000	137,828
Seoul Semiconductor Co. Ltd.	1,370	24,586
Sigurd Microelectronics Corp.	510,000	456,549
Silergy Corp.	4,000	50,932

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Silicon Works Co. Ltd.	416	$14,401
Sino-American Silicon Products, Inc.*	31,000	57,706
Sitronix Technology Corp.	163,000	421,420
SK Hynix, Inc.	61,912	3,705,321
Taiwan Semiconductor Co. Ltd.	9,000	13,467
Taiwan Semiconductor Manufacturing Co. Ltd.	918,000	6,942,184
TES Co. Ltd.	430	5,660
Tokai Carbon Korea Co. Ltd.	86	4,241
Topco Scientific Co. Ltd.	204,000	421,937
Toptec Co. Ltd.*	29,784	346,310
United Microelectronics Corp.	612,000	233,384
United Renewable Energy Co. Ltd.*	42,000	9,325
Vanguard International Semiconductor Corp.	35,000	64,473
Visual Photonics Epitaxy Co. Ltd.	6,000	10,762
Wafer Works Corp.	16,798	17,046
Win Semiconductors Corp.	20,961	64,354
Winbond Electronics Corp.	306,000	132,515
Wonik Holdings Co. Ltd.*	52,734	185,105
WONIK IPS Co. Ltd.	946	15,773
XinTec, Inc.*	6,000	6,399
		17,908,859
Software – 0.3%
Ahnlab, Inc.	190	6,769
Asseco Poland SA	108,222	1,364,588
Cyient Ltd.	764	6,419
Douzone Bizon Co. Ltd.	669	25,450
Kingdee International Software Group Co. Ltd.	100,000	81,639
Kingsoft Corp. Ltd.	54,000	76,460
Linx SA	6,200	42,797
Oracle Financial Services Software Ltd.	883	43,272
Tata Elxsi Ltd.	516	7,222
XPEC Entertainment, Inc.* ‡ (c)	14,800	—
		1,654,616

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – 1.0%
Ace Hardware Indonesia Tbk. PT	163,200	$14,707
Beauty Community PCL, NVDR	114,400	34,510
Bermaz Auto Bhd.	20,800	9,444
Cashbuild Ltd.	1,168	21,333
China Harmony New Energy Auto Holding Ltd.(a)	1,071,000	424,881
China Yongda Automobiles Services Holdings Ltd.(a)	85,500	45,698
China ZhengTong Auto Services Holdings Ltd.(a)	131,000	62,497
Cia Hering	4,800	29,269
Detsky Mir PJSC(b)	357,510	486,723
FF Group* (c)	3,536	19,231
Foschini Group Ltd. (The)	11,220	122,502
GOME Retail Holdings Ltd.* (a)	623,447	62,031
Grand Baoxin Auto Group Ltd.	816,000	176,952
Home Product Center PCL, NVDR	214,200	96,277
Hotai Motor Co. Ltd.	21,000	144,895
Hotel Shilla Co. Ltd.	1,460	91,350
Italtile Ltd.	43,920	38,458
JUMBO SA	5,202	75,916
LOTTE Himart Co. Ltd.	936	46,079
M.Video PJSC*	2,600	15,761
Mr Price Group Ltd.	13,158	205,814
Padini Holdings Bhd.	17,200	23,101
PC Jeweller Ltd.	180,642	142,911
Pou Sheng International Holdings Ltd.(a)	3,028,000	575,519
PTG Energy PCL, NVDR	26,300	8,330
Seobu T&D*	475	3,656
Siam Global House PCL, NVDR	58,364	32,923
Super Group Ltd.*	539,784	1,462,210
Truworths International Ltd.	22,236	121,855
Via Varejo SA	5,700	25,888
Zhongsheng Group Holdings Ltd.(a)	56,500	103,063
		4,723,784

Investments	Shares	Value
Technology Hardware, Storage & Peripherals – 3.7%
Acer, Inc.*	159,858	$112,107
Adlink Technology, Inc.	6,223	7,059
Advantech Co. Ltd.	20,220	139,187
Asia Vital Components Co. Ltd.	434,000	297,347
Asustek Computer, Inc.	79,000	584,656
Casetek Holdings Ltd.	17,875	25,158
Catcher Technology Co. Ltd.	86,000	865,753
Chicony Electronics Co. Ltd.	67,992	136,015
CMC Magnetics Corp.*	44,000	7,835
Compal Electronics, Inc.	453,000	249,609
Coolpad Group Ltd.* (c)	326,000	29,941
Elitegroup Computer Systems Co. Ltd.*	5,000	2,052
Ennoconn Corp.	2,000	13,250
Getac Technology Corp.	44,000	51,760
Gigabyte Technology Co. Ltd.	29,000	37,910
HTC Corp.*	88,000	95,556
Inventec Corp.	315,000	253,991
Legend Holdings Corp., Class H(a) (b)	798,900	2,170,647
Lenovo Group Ltd.	612,000	389,555
Lite-On Technology Corp.	230,000	263,872
Meitu, Inc.* (b)	82,500	43,042
Micro-Star International Co. Ltd.	40,000	88,291
Mitac Holdings Corp.	82,409	66,848
Pegatron Corp.	234,000	425,757
Primax Electronics Ltd.	23,000	30,921
Qisda Corp.	181,000	102,658
Quanta Computer, Inc.	306,000	483,085
Ritek Corp.*	32,590	10,427
Samsung Electronics Co. Ltd.	265,608	9,882,655
Samsung Electronics Co. Ltd. (Preference)	39,270	1,231,980
Sindoh Co. Ltd.	16	611
Transcend Information, Inc.	7,000	14,614
Wistron Corp.	316,573	193,363
		18,307,512
Textiles, Apparel & Luxury Goods – 2.1%
361 Degrees International Ltd.(a)	918,000	213,123

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Aditya Birla Fashion and Retail Ltd.*	6,536	$15,919
Aksa Akrilik Kimya Sanayii A/S	103,224	166,719
Alpargatas SA (Preference)	5,900	24,127
ANTA Sports Products Ltd.	42,000	172,513
Arezzo Industria e Comercio SA	1,600	20,417
Arvind Ltd.	7,361	34,140
Bata India Ltd.	2,024	26,674
Bosideng International Holdings Ltd.	5,304,000	744,241
CCC SA	1,530	66,703
China Dongxiang Group Co. Ltd.	5,202,000	802,921
China Lilang Ltd.	22,000	18,129
Citychamp Watch & Jewellery Group Ltd.	1,836,000	377,065
De Licacy Industrial Co. Ltd.*	13,339	8,471
Eclat Textile Co. Ltd.	9,698	115,180
F&F Co. Ltd.	12,036	551,340
Feng TAY Enterprise Co. Ltd.	21,122	126,965
Fila Korea Ltd.	2,366	87,307
Formosa Taffeta Co. Ltd.	33,000	35,887
Fuguiniao Co. Ltd., Class H* (c)	334,800	165,705
Fulgent Sun International Holding Co. Ltd.	133,000	193,420
Grendene SA	18,822	36,940
Guararapes Confeccoes SA	300	10,742
Handsome Co. Ltd.	20,910	667,916
Hansae Co. Ltd.	1,034	16,832
HengTen Networks Group Ltd.* (a)	1,032,000	36,860
HS Industries Co. Ltd.	57,426	309,920
Huvis Corp.	22,746	147,109
Hwaseung Enterprise Co. Ltd.	2,772	26,636
JNBY Design Ltd.(b)	264,500	404,878
Lao Feng Xiang Co. Ltd., Class B	295,800	922,009
LF Corp.	27,540	529,267
Li Ning Co. Ltd.*	77,000	72,095

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
LPP SA	78	$159,847
Makalot Industrial Co. Ltd.	7,650	41,040
Nan Liu Enterprise Co. Ltd.	2,000	10,148
Nishat Mills Ltd.	265,200	293,939
Page Industries Ltd.	306	121,885
Pou Chen Corp.	273,000	276,591
Quang Viet Enterprise Co. Ltd.	4,000	13,509
Rajesh Exports Ltd.	4,080	31,409
Raymond Ltd.	2,176	22,145
Roo Hsing Co. Ltd.*	640,000	281,291
Ruentex Industries Ltd.*	37,800	94,674
Shenzhou International Group Holdings Ltd.	35,000	386,637
SRF Ltd.	774	20,212
Tainan Spinning Co. Ltd.	48,555	19,065
Taiwan Paiho Ltd.	11,000	16,246
Texhong Textile Group Ltd.	364,000	437,855
Titan Co. Ltd.	16,014	182,912
Vardhman Textiles Ltd.	21,420	292,745
Welspun India Ltd.	11,024	8,788
Xtep International Holdings Ltd.	12,000	6,582
Youngone Corp.	2,448	76,799
Youngone Holdings Co. Ltd.	8,058	434,172
		10,376,661
Thrifts & Mortgage Finance – 0.5%
Dewan Housing Finance Corp. Ltd.	9,048	27,543
GRUH Finance Ltd.	12,740	49,818
Housing Development Finance Corp. Ltd.	83,947	2,008,564
Indiabulls Housing Finance Ltd.	16,422	185,351
LIC Housing Finance Ltd.	12,954	72,018
Malaysia Building Society Bhd.	94,322	21,188
PNB Housing Finance Ltd.(b)	860	9,308
		2,373,790
Tobacco – 0.3%
British American Tobacco Malaysia Bhd.	5,900	43,850
Eastern Tobacco	49,140	44,085

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Tobacco – (continued)
Gudang Garam Tbk. PT	21,600	$102,725
ITC Ltd.	138,108	523,146
KT&G Corp.	6,426	572,366
		1,286,172
Trading Companies & Distributors – 0.4%
Adani Enterprises Ltd.	15,288	35,147
AKR Corporindo Tbk. PT	71,700	16,319
Barloworld Ltd.	13,464	109,417
BOC Aviation Ltd.(b)	22,500	160,870
China Aircraft Leasing Group Holdings Ltd.(b)	420,000	425,925
CITIC Resources Holdings Ltd.	126,000	10,287
Ferreycorp SAA	1,408,416	882,744
HC Group, Inc.*	50,000	32,464
LG International Corp.	2,400	32,960
Posco Daewoo Corp.	5,610	87,629
SK Networks Co. Ltd.	19,380	72,364
		1,866,126
Transportation Infrastructure – 1.6%
Adani Ports & Special Economic Zone Ltd.	40,698	175,489
Airports of Thailand PCL	54,000	103,439
Airports of Thailand PCL, NVDR	160,200	309,285
Bangkok Aviation Fuel Services PCL, NVDR	18,800	18,857
Bangkok Expressway & Metro PCL, NVDR	387,600	99,385
Beijing Capital International Airport Co. Ltd., Class H	74,000	80,141
CCR SA	51,000	150,618
China Merchants Port Holdings Co. Ltd.	123,393	209,973
COSCO SHIPPING Ports Ltd.(a)	89,384	91,215
DP World Ltd.	8,874	159,643
Grindrod Ltd.* (a)	14,604	6,547
Grupo Aeroportuario del Centro Norte SAB de CV	16,500	86,602

Investments	Shares	Value
Transportation Infrastructure – (continued)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	18,800	$156,009
Grupo Aeroportuario del Sureste SAB de CV, Class B	8,160	136,050
International Container Terminal Services, Inc.	39,920	67,522
Jasa Marga Persero Tbk. PT	88,423	24,138
Jiangsu Expressway Co. Ltd., Class H	62,000	83,200
Lingkaran Trans Kota Holdings Bhd.	17,200	16,113
Malaysia Airports Holdings Bhd.	31,200	61,885
Novorossiysk Commercial Sea Port PJSC	289,596	27,026
OHL Mexico SAB de CV(a)	26,500	36,549
Promotora y Operadora de Infraestructura SAB de CV	10,200	93,110
Promotora y Operadora de Infraestructura SAB de CV, Class L	2,300	15,844
Qingdao Port International Co. Ltd., Class H* (b)	1,632,000	957,624
Shenzhen Expressway Co. Ltd., Class H	1,020,000	938,107
Shenzhen International Holdings Ltd.	51,000	97,584
Sociedad Matriz SAAM SA	6,648,462	571,880
Taiwan High Speed Rail Corp.	116,000	115,089
TAV Havalimanlari Holding A/S	18,156	75,368
Tianjin Port Development Holdings Ltd.	2,448,000	249,815
Westports Holdings Bhd.	61,600	50,199
Yuexiu Transport Infrastructure Ltd.	1,020,000	818,404
Zhejiang Expressway Co. Ltd., Class H	1,972,000	1,652,683
		7,735,393

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Water Utilities – 0.3%
Aguas Andinas SA, Class A	140,454	$73,015
Beijing Enterprises Water Group Ltd.	612,000	311,488
China Everbright Water Ltd.	42,900	10,843
Cia de Saneamento Basico do Estado de Sao Paulo*	36,700	276,152
Cia de Saneamento de Minas Gerais-COPASA	8,600	118,772
Cia de Saneamento do Parana (Preference)	24,000	65,128
CT Environmental Group Ltd.	192,000	8,694
Guangdong Investment Ltd.	156,000	278,593
Inversiones Aguas Metropolitanas SA	11,208	15,450
Manila Water Co., Inc.	33,800	15,793
SIIC Environment Holdings Ltd.	89,300	17,411
TTW PCL, NVDR	68,000	25,231
		1,216,570
Wireless Telecommunication Services – 2.4%
Advanced Info Service PCL, NVDR	55,300	326,962
Almendral SA	11,595,007	649,204
America Movil SAB de CV, Series L	1,146,100	832,509
Axiata Group Bhd.	159,782	130,208
Bharti Airtel Ltd.	57,324	226,637
China Mobile Ltd.	588,617	5,503,690
DiGi.Com Bhd.	122,400	126,071
Empresa Nacional de Telecomunicaciones SA	5,699	41,387
Far EasTone Telecommunications Co. Ltd.	82,000	195,308
Global Telecom Holding SAE*	353,160	54,741
Globe Telecom, Inc.	1,560	60,936
Indosat Tbk. PT	68,800	10,907
Intouch Holdings PCL, NVDR	81,600	130,462
Maxis Bhd.	71,400	89,239
Mobile TeleSystems PJSC	102,306	400,883
MTN Group Ltd.	74,154	429,369

Investments	Shares	Value
Wireless Telecommunication Services – (continued)
PLAY Communications SA(b)	10,800	$46,521
PLDT, Inc.	3,390	88,068
Sarana Menara Nusantara Tbk. PT	1,853,000	58,994
SK Telecom Co. Ltd.	4,284	1,007,513
Taiwan Mobile Co. Ltd.	88,000	314,255
TIM Participacoes SA*	40,800	127,304
Total Access Communication PCL, NVDR	41,600	59,608
Turkcell Iletisim Hizmetleri A/S	109,956	222,726
Vodacom Group Ltd.	25,908	218,265
Vodafone Idea Ltd.*	194,924	101,884
Vodafone Qatar QSC*	20,384	45,956
XL Axiata Tbk. PT*	149,675	25,795
		11,525,402
Total Common Stocks (Cost $492,949,525)		486,212,338
	Principal Amount
CORPORATE BONDS – 0.0%(d)
Independent Power and Renewable Electricity Producers – 0.0%(d)
NTPC Ltd.
Series 54, 8.49%, 3/25/2025 (Cost $–)	INR 49,126	9,446
	Number of Rights
RIGHTS – 0.0%(d)
Banks – 0.0%(d)
Banco de Credito e Inversiones SA, expiring 11/29/2018, price 41,500.00 CLP* (c)	183	594
Taichung Commercial Bank Co., Ltd., expiring 11/26/2018, price 10.20 TWD* ‡ (c)	7,288	—
Taishin Financial Holding Co. Ltd., expiring 11/22/2018, price 50.00 TWD* (c)	19,426	1,883
		2,477

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Number of Rights	Value
RIGHTS – (continued)
Electric Utilities – 0.0%
RusHydro PJSC, expiring 6/28/2019, price 1.00 RUB* ‡ (c)	565,935	$—
Marine – 0.0%(d)
Evergreen Marine Corp. Taiwan Ltd., expiring 11/21/2018, price 10.70 TWD* (c)	6,220	141
Multiline Retail – 0.0%(d)
SACI Falabella, expiring 11/17/2018, price 5,250.00 CLP*	919	92
Real Estate Management & Development – 0.0%(d)
Palm Hills Developments SAE, expiring 11/15/2018, price 2.03 EGP*	374,785	5,789
Total Rights (Cost $–)		8,499
	Number of Warrants
WARRANTS – 0.0%(d)
Media – 0.0%(d)
VGI Global Media PCL, expiring 9/10/2022, price 10.00 THB*	22,880	276
Road & Rail – 0.0%
BTS Group Holdings PCL, expiring 12/31/2019, price 10.50 THB* ‡ (c)	24,515	—
Total Warrants (Cost $–)		276

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – 0.1%
REPURCHASE AGREEMENTS – 0.1%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $429,536, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $433,149	$429,510	$429,510
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $200,096, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $201,544	200,000	200,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $84,612, collateralized by various Common Stocks; total market value $94,715	84,607	84,607
		714,117
Total Securities Lending Reinvestments (Cost $714,117)		714,117
Total Investments – 99.6% (Cost $493,663,642)		486,944,676
Other Assets Less Liabilities – 0.4%		1,791,369
NET ASSETS – 100.0%		$488,736,045

*	Non-income producing security.

^	Security subject to restrictions on resale.

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $11,852,772, collateralized in the form of cash with a value of $714,117 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,261,820 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 1, 2018 – February 15, 2048 and $10,091,792 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $13,067,729.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $1,147,623, which represents approximately 0.23% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $714,117.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

CLP – Chilean Peso

EGP – Egyptian Pound

GDR – Global Depositary Receipt

INR – Indian Rupee

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

RUB – Russian Ruble

SCA – Limited partnership with share capital

THB – Thai Baht

TWD – Taiwan Dollar

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$56,459,332
Aggregate gross unrealized depreciation	(70,681,481)
Net unrealized depreciation	$(14,222,149)
Federal income tax cost	$501,007,167

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	53	12/21/2018	USD	$2,535,255	$(126,276)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
BRL*	939,850	Citibank NA	USD	250,000	12/19/2018	$1,961
HKD	5,286,663	Goldman Sachs & Co.	USD	675,000	12/19/2018	306
KRW*	341,787,000	Citibank NA	USD	300,000	12/19/2018	363
TWD*	4,632,285	Morgan Stanley	USD	150,000	12/19/2018	244
USD	87,874	Toronto-Dominion Bank (The)	INR*	6,426,458	12/19/2018	1,463

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	17,308	Goldman Sachs & Co.	KRW*	19,476,890	12/19/2018	$192
USD	1,203,942	Goldman Sachs & Co.	TWD*	36,853,868	12/19/2018	8,616
Total unrealized appreciation						$13,145
BRL*	515,761	BNP Paribas SA	USD	140,000	12/19/2018	$(1,732)
INR*	16,212,020	Goldman Sachs & Co.	USD	220,000	12/19/2018	(2,012)
TWD*	32,263,350	Goldman Sachs & Co.	USD	1,050,000	12/19/2018	(3,563)
USD	328,533	Goldman Sachs & Co.	BRL*	1,366,534	12/19/2018	(37,815)
USD	145,211	Morgan Stanley	HKD	1,137,880	12/19/2018	(139)
USD	23,364	Morgan Stanley	RUB*	1,628,891	12/19/2018	(1,266)
Total unrealized depreciation						$(46,527)
Net unrealized depreciation						$(33,382)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

RUB – Russian Ruble

TWD – Taiwan Dollar

USD – US Dollar

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Brazil	7.1%
Chile	1.1
China	29.0
Colombia	0.8
Czech Republic	0.1
Egypt	0.2
Greece	0.4
Hungary	0.2
India	6.7
Indonesia	1.9
Malaysia	2.3
Mexico	2.2
Pakistan	0.7
Peru	0.5
Philippines	1.6
Poland	1.6
Qatar	1.0
Russia	3.5
South Africa	5.9
South Korea	15.3
Taiwan	12.8
Thailand	2.4

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Turkey	1.0%
United Arab Emirates	1.2
Other[1]	0.5
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

Schedule of Investments

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

October 31, 2018

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 98.9%
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund(a) (Cost $8,590,055)	131,916	7,846,364

Total Investments – 98.9% (Cost $8,590,055)		7,846,364
Other Assets Less Liabilities – 1.1%		86,708
NET ASSETS – 100.0%		$7,933,072

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Fund.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,667
Aggregate gross unrealized depreciation	(829,915)
Net unrealized depreciation	$(754,248)
Federal income tax cost	$8,686,156

The FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares Fund. The Schedule of Investments of the affiliated FlexShares Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2018, was as follows:

Security	Value October 31, 2017	Purchases at Cost	Sales Proceeds	Shares October 31, 2018	Value October 31, 2018	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$18,799,687	$9,617,583	$19,503,218	131,916	$7,846,364	$(3,254,309)	$447,732	$2,186,621

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	445,949	Toronto-Dominion Bank (The)	AUD	625,000	11/20/2018	$2,893
USD	736,636	Toronto-Dominion Bank (The)	CAD	965,000	11/20/2018	1,586
USD	417,489	Toronto-Dominion Bank (The)	CHF	415,000	11/20/2018	4,257
USD	88,651	Toronto-Dominion Bank (The)	DKK	574,000	11/20/2018	1,348
USD	1,982,731	Toronto-Dominion Bank (The)	EUR	1,721,000	11/20/2018	29,987
USD	1,356,938	Toronto-Dominion Bank (The)	GBP	1,039,000	11/20/2018	28,318
USD	87,139	Toronto-Dominion Bank (The)	ILS	318,000	11/20/2018	1,577
USD	2,234,600	Toronto-Dominion Bank (The)	JPY	250,869,000	11/20/2018	8,779
USD	104,592	Toronto-Dominion Bank (The)	NOK	859,000	11/20/2018	2,314

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	27,041	Toronto-Dominion Bank (The)	NZD	41,000	11/20/2018	$263
USD	238,776	Toronto-Dominion Bank (The)	SEK	2,145,000	11/20/2018	3,742
USD	88,654	Toronto-Dominion Bank (The)	SGD	122,000	11/20/2018	520
Total unrealized appreciation						$85,584
USD	238,278	Toronto-Dominion Bank (The)	HKD	1,867,000	11/20/2018	$(40)
Total unrealized depreciation						$(40)
Net unrealized appreciation						$85,544

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

Schedule of Investments

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

October 31, 2018

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 98.0%
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(a) (Cost $5,229,977)	93,982	$4,467,575

Total Investments – 98.0% (Cost $5,229,977)		4,467,575
Other Assets Less Liabilities – 2.0%		89,854
NET ASSETS – 100.0%		$4,557,429

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Fund.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,517
Aggregate gross unrealized depreciation	(853,376)
Net unrealized depreciation	$(811,859)
Federal income tax cost	$5,313,857

The FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares Fund. The Schedule of Investments of the affiliated FlexShares Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2018, was as follows:

Security	Value October 31, 2017	Purchases at Cost	Sales Proceeds	Shares October 31, 2018	Value October 31, 2018	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	$41,185,996	$2,156,050	$35,232,969	93,982	$4,467,575	$(10,006,917)	$657,918	$6,365,415

Futures Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following open futures contract as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	1	12/21/2018	USD	$47,835	$(2,781)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
BRL*	630,000	Goldman Sachs & Co.	USD	168,126	11/21/2018	$1,137
HKD	5,580,000	Goldman Sachs & Co.	USD	712,166	11/21/2018	133
PHP*	2,130,000	JPMorgan Chase Bank	USD	39,560	11/21/2018	203
TRY	160,000	Citibank NA	USD	27,581	11/21/2018	632
TWD*	10,070,000	Goldman Sachs & Co.	USD	325,490	11/21/2018	373
USD	478,533	Goldman Sachs & Co.	BRL*	1,780,000	11/21/2018	300
USD	74,754	BNP Paribas SA	CLP*	50,630,000	11/21/2018	2,035
USD	34,565	Toronto-Dominion Bank (The)	EUR	30,000	11/21/2018	523
USD	1,158,450	JPMorgan Chase Bank	KRW*	1,308,400,000	11/21/2018	9,702
USD	178,164	Toronto-Dominion Bank (The)	MXN	3,430,000	11/21/2018	9,336
USD	117,818	Toronto-Dominion Bank (The)	PLN	440,000	11/21/2018	2,907
USD	250,850	JPMorgan Chase Bank	RUB*	16,500,000	11/21/2018	474
USD	170,761	BNP Paribas SA	THB	5,560,000	11/21/2018	2,967
USD	918,172	JPMorgan Chase Bank	TWD*	28,310,000	11/21/2018	2,067
USD	434,141	Toronto-Dominion Bank (The)	ZAR	6,280,000	11/21/2018	9,851
USD	165,900	Goldman Sachs & Co.	MYR*	690,000	11/23/2018	1,091
USD	468,489	JPMorgan Chase Bank	INR*	34,560,000	11/26/2018	2,514
Total unrealized appreciation						$46,245
CLP*	18,020,000	Citibank NA	USD	26,191	11/21/2018	$(309)
EUR	10,000	Goldman Sachs & Co.	USD	11,421	11/21/2018	(73)
KRW*	465,640,000	JPMorgan Chase Bank	USD	409,023	11/21/2018	(201)
MXN	1,220,000	Toronto-Dominion Bank (The)	USD	61,984	11/21/2018	(1,934)
PLN	160,000	Bank of Montreal	USD	42,293	11/21/2018	(508)
RUB*	5,870,000	BNP Paribas SA	USD	89,208	11/21/2018	(135)
THB	1,980,000	Citibank NA	USD	60,138	11/21/2018	(384)
USD	1,999,944	Toronto-Dominion Bank (The)	HKD	15,670,000	11/21/2018	(365)
USD	111,353	BNP Paribas SA	PHP*	5,990,000	11/21/2018	(469)
USD	76,196	BNP Paribas SA	TRY	440,000	11/21/2018	(1,390)
ZAR	2,240,000	Bank of New York	USD	153,002	11/21/2018	(1,663)
IDR*	757,210,000	Toronto-Dominion Bank (The)	USD	49,688	11/23/2018	(11)
MYR*	240,000	Goldman Sachs & Co.	USD	57,679	11/23/2018	(354)
USD	139,442	BNP Paribas SA	IDR*	2,127,680,000	11/23/2018	(144)
INR*	12,300,000	Morgan Stanley	USD	166,943	11/26/2018	(1,101)
Total unrealized depreciation						$(9,041)
Net unrealized appreciation						$37,204

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

EUR – Euro

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.7%
Aerospace & Defense – 4.3%
Boeing Co. (The)	3,922	$1,391,761
Lockheed Martin Corp.	2,960	869,796
Spirit AeroSystems Holdings, Inc., Class A	2,146	180,286
Textron, Inc.	4,218	226,211
		2,668,054
Air Freight & Logistics – 0.6%
Expeditors International of Washington, Inc.	5,846	392,734
Airlines – 0.6%
United Continental Holdings, Inc.*	4,366	373,337
Auto Components – 0.3%
Lear Corp.	1,480	196,692
Banks – 6.0%
Bank of America Corp.	50,986	1,402,115
Citigroup, Inc.	18,056	1,181,946
Citizens Financial Group, Inc.	7,104	265,334
Fifth Third Bancorp	12,580	339,534
JPMorgan Chase & Co.	2,294	250,092
Regions Financial Corp.	15,244	258,691
		3,697,712
Biotechnology – 2.4%
AbbVie, Inc.	4,958	385,980
Amgen, Inc.	5,624	1,084,251
		1,470,231
Capital Markets – 3.0%
Goldman Sachs Group, Inc. (The)	4,514	1,017,320
Morgan Stanley	18,722	854,847
		1,872,167
Chemicals – 2.0%
CF Industries Holdings, Inc.	5,846	280,783
LyondellBasell Industries NV, Class A	3,478	310,481
Mosaic Co. (The)	11,914	368,619
Westlake Chemical Corp.	3,478	247,982
		1,207,865

Investments	Shares	Value
Communications Equipment – 2.4%
Cisco Systems, Inc.	28,194	$1,289,876
F5 Networks, Inc.*	1,036	181,590
		1,471,466
Consumer Finance – 1.8%
Ally Financial, Inc.	14,948	379,829
Capital One Financial Corp.	5,328	475,790
Discover Financial Services	3,996	278,401
		1,134,020
Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc., Class B*	1,406	288,624
Diversified Telecommunication Services – 2.2%
Verizon Communications, Inc.	23,976	1,368,790
Electric Utilities – 1.9%
Exelon Corp.	10,952	479,807
FirstEnergy Corp.	10,878	405,532
PG&E Corp.*	6,734	315,218
		1,200,557
Electrical Equipment – 0.6%
Eaton Corp. plc	5,032	360,643
Entertainment – 0.7%
Spotify Technology SA*	666	99,694
Viacom, Inc., Class B	10,878	347,878
		447,572
Equity Real Estate Investment Trusts (REITs) – 3.5%
Duke Realty Corp.	13,912	383,554
Host Hotels & Resorts, Inc.	19,462	371,919
Prologis, Inc.	6,882	443,682
Public Storage	2,146	440,939
SL Green Realty Corp.	2,516	229,610
Weyerhaeuser Co.	11,766	313,329
		2,183,033
Food & Staples Retailing – 3.9%
Kroger Co. (The)	12,950	385,392
Walgreens Boots Alliance, Inc.	11,026	879,544
Walmart, Inc.	11,470	1,150,212
		2,415,148

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – 2.2%
Archer-Daniels-Midland Co.	8,510	$402,097
Bunge Ltd.	4,366	269,819
Conagra Brands, Inc.	9,028	321,397
JM Smucker Co. (The)	3,404	368,721
		1,362,034
Gas Utilities – 0.2%
UGI Corp.	1,850	98,161
Health Care Equipment & Supplies – 2.2%
Baxter International, Inc.	7,326	457,948
Danaher Corp.	8,732	867,961
ResMed, Inc.	222	23,514
		1,349,423
Health Care Providers & Services – 5.7%
Anthem, Inc.	3,552	978,825
Cigna Corp.	2,738	585,412
CVS Health Corp.	3,922	283,914
Express Scripts Holding Co.*	7,696	746,281
Humana, Inc.	1,628	521,627
UnitedHealth Group, Inc.	1,480	386,798
		3,502,857
Hotels, Restaurants & Leisure – 0.7%
Yum! Brands, Inc.	4,958	448,253
Household Durables – 0.3%
DR Horton, Inc.	5,180	186,273
Independent Power and Renewable Electricity Producers – 1.3%
AES Corp.	26,788	390,569
NRG Energy, Inc.	10,952	396,353
		786,922
Insurance – 1.3%
Alleghany Corp.	41	24,628
Allstate Corp. (The)	3,626	347,081
Loews Corp.	2,220	103,363
Progressive Corp. (The)	2,072	144,418
Reinsurance Group of America, Inc.	518	73,748
Torchmark Corp.	1,110	93,972
		787,210

Investments	Shares	Value
Interactive Media & Services – 1.6%
Alphabet, Inc., Class A*	183	$199,576
Alphabet, Inc., Class C*	145	156,132
Facebook, Inc., Class A*	1,998	303,276
IAC/InterActiveCorp*	1,554	305,501
		964,485
Internet & Direct Marketing Retail – 2.0%
Amazon.com, Inc.*	589	941,228
eBay, Inc.*	10,434	302,899
		1,244,127
IT Services – 3.9%
Akamai Technologies, Inc.*	5,994	433,067
Amdocs Ltd.	1,554	98,322
Cognizant Technology Solutions Corp., Class A	8,436	582,337
International Business Machines Corp.	740	85,418
Mastercard, Inc., Class A	2,738	541,220
Total System Services, Inc.	3,256	296,784
VeriSign, Inc.*	2,442	348,083
		2,385,231
Machinery – 2.5%
Caterpillar, Inc.	7,252	879,813
Cummins, Inc.	2,812	384,372
PACCAR, Inc.	5,180	296,348
		1,560,533
Metals & Mining – 1.3%
Freeport-McMoRan, Inc.	22,866	266,389
Newmont Mining Corp.	4,218	130,421
Nucor Corp.	7,178	424,363
		821,173
Multiline Retail – 2.3%
Kohl’s Corp.	3,404	257,785
Macy’s, Inc.	6,956	238,521
Nordstrom, Inc.	6,882	452,629
Target Corp.	5,698	476,524
		1,425,459

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Multi-Utilities – 1.1%
CenterPoint Energy, Inc.	10,878	$293,815
DTE Energy Co.	3,626	407,562
		701,377
Oil, Gas & Consumable Fuels – 7.0%
Chevron Corp.	11,544	1,288,888
ConocoPhillips	14,134	987,966
Exxon Mobil Corp.	3,330	265,334
HollyFrontier Corp.	3,848	259,509
Marathon Petroleum Corp.	7,400	521,330
Phillips 66	5,846	601,086
Valero Energy Corp.	4,810	438,143
		4,362,256
Pharmaceuticals – 3.8%
Allergan plc	3,922	619,715
Johnson & Johnson	10,952	1,533,170
Mylan NV*	7,178	224,313
		2,377,198
Professional Services – 0.6%
Robert Half International, Inc.	5,698	344,900
Road & Rail – 0.5%
Norfolk Southern Corp.	1,998	335,324
Semiconductors & Semiconductor Equipment – 5.3%
Analog Devices, Inc.	3,182	266,365
Applied Materials, Inc.	2,516	82,726
Intel Corp.	27,232	1,276,636
KLA-Tencor Corp.	2,442	223,541
Lam Research Corp.	2,812	398,545
Micron Technology, Inc.*	13,024	491,265
Qorvo, Inc.*	3,256	239,348
Texas Instruments, Inc.	2,960	274,777
		3,253,203
Software – 4.6%
Adobe, Inc.*	1,406	345,538
CA, Inc.	8,510	377,504
Citrix Systems, Inc.*	3,996	409,470
Intuit, Inc.	2,738	577,718
Microsoft Corp.	10,360	1,106,552
		2,816,782

Investments	Shares	Value
Specialty Retail – 3.4%
Advance Auto Parts, Inc.	740	$118,222
Best Buy Co., Inc.	3,552	249,208
Gap, Inc. (The)	10,952	298,990
Home Depot, Inc. (The)	7,326	1,288,497
O’Reilly Automotive, Inc.*	518	166,149
		2,121,066
Technology Hardware, Storage & Peripherals – 5.8%
Apple, Inc.	12,432	2,720,867
NetApp, Inc.	3,996	313,646
Seagate Technology plc	8,140	327,472
Western Digital Corp.	4,736	203,980
		3,565,965
Textiles, Apparel & Luxury Goods – 0.9%
PVH Corp.	2,886	348,600
Ralph Lauren Corp.	1,850	239,778
		588,378
Tobacco – 2.0%
Altria Group, Inc.	19,314	1,256,183
Trading Companies & Distributors – 0.5%
WW Grainger, Inc.	1,036	294,193
Total Common Stocks (Cost $58,930,813)		61,687,611

Total Investments – 99.7% (Cost $58,930,813)		61,687,611
Other Assets Less Liabilities – 0.3%		171,126
NET ASSETS – 100.0%		$61,858,737

*	Non-income producing security.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,664,999
Aggregate gross unrealized depreciation	(1,908,201)
Net unrealized appreciation	$2,756,798
Federal income tax cost	$58,919,641

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® US Quality Large Cap Index Fund (cont.)

Futures Contracts

FlexShares® US Quality Large Cap Index Fund had the following open futures contract as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	1	12/21/2018	USD	$135,555	$(11,172)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® US ESG Impact Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 97.9%
Aerospace & Defense – 1.0%
United Technologies Corp.	2,232	$277,237
Air Freight & Logistics – 0.9%
Expeditors International of Washington, Inc.	504	33,859
FedEx Corp.	828	182,442
United Parcel Service, Inc., Class B	162	17,259
XPO Logistics, Inc.*	432	38,612
		272,172
Airlines – 0.2%
Alaska Air Group, Inc.	540	33,167
United Continental Holdings, Inc.*	378	32,323
		65,490
Auto Components – 0.0%(a)
Autoliv, Inc.	54	4,500
Automobiles – 0.9%
General Motors Co.	4,014	146,872
Tesla, Inc.*	360	121,435
		268,307
Banks – 5.9%
Bank of America Corp.	18,180	499,950
Citigroup, Inc.	4,356	285,144
JPMorgan Chase & Co.	5,868	639,729
KeyCorp	5,994	108,851
PNC Financial Services Group, Inc. (The)	1,404	180,400
		1,714,074
Beverages – 2.4%
Brown-Forman Corp., Class B	468	21,687
Coca-Cola Co. (The)	7,236	346,460
Coca-Cola European Partners plc	288	13,101
Constellation Brands, Inc., Class A	216	43,034
PepsiCo, Inc.	2,340	262,969
		687,251

Investments	Shares	Value
Biotechnology – 3.1%
AbbVie, Inc.	1,656	$128,920
Alkermes plc*	80	3,266
Amgen, Inc.	2,088	402,545
Biogen, Inc.*	504	153,352
Gilead Sciences, Inc.	1,332	90,816
Vertex Pharmaceuticals, Inc.*	630	106,760
		885,659
Building Products – 0.2%
Johnson Controls International plc	2,088	66,753
Capital Markets – 2.7%
BlackRock, Inc.	522	214,761
Goldman Sachs Group, Inc. (The)	324	73,020
Intercontinental Exchange, Inc.	144	11,094
Invesco Ltd.	2,052	44,549
Morgan Stanley	234	10,684
MSCI, Inc.	648	97,446
Nasdaq, Inc.	774	67,114
S&P Global, Inc.	1,062	193,624
SEI Investments Co.	1,296	69,271
		781,563
Chemicals – 1.4%
Air Products & Chemicals, Inc.	90	13,891
Celanese Corp.	72	6,980
Ecolab, Inc.	900	137,835
International Flavors & Fragrances, Inc.	198	28,643
LyondellBasell Industries NV, Class A	1,116	99,625
PPG Industries, Inc.	702	73,773
Sherwin-Williams Co. (The)	108	42,495
		403,242
Commercial Services & Supplies – 0.7%
Cintas Corp.	126	22,916
Republic Services, Inc.	1,008	73,261
Waste Management, Inc.	1,206	107,901
		204,078
Communications Equipment – 0.9%
Cisco Systems, Inc.	5,526	252,815

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Consumer Finance – 0.6%
Ally Financial, Inc.	216	$5,489
American Express Co.	990	101,703
Synchrony Financial	2,646	76,416
		183,608
Containers & Packaging – 0.3%
Ball Corp.	666	29,837
International Paper Co.	936	42,457
		72,294
Diversified Financial Services – 1.9%
Berkshire Hathaway, Inc., Class B*	2,250	461,880
Voya Financial, Inc.	1,692	74,042
		535,922
Diversified Telecommunication Services – 3.6%
AT&T, Inc.	10,080	309,254
CenturyLink, Inc.	5,976	123,345
Verizon Communications, Inc.	10,530	601,158
		1,033,757
Electric Utilities – 1.5%
American Electric Power Co., Inc.	1,278	93,754
Duke Energy Corp.	1,170	96,677
Eversource Energy	1,278	80,846
Exelon Corp.	2,322	101,727
PG&E Corp.*	1,080	50,555
		423,559
Electrical Equipment – 0.8%
Eaton Corp. plc	2,088	149,647
Rockwell Automation, Inc.	450	74,128
		223,775
Electronic Equipment, Instruments & Components – 0.2%
CDW Corp.	504	45,365
Energy Equipment & Services – 1.1%
Halliburton Co.	108	3,746
Schlumberger Ltd.	5,994	307,552
		311,298

Investments	Shares	Value
Entertainment – 2.3%
Netflix, Inc.*	720	$217,282
Twenty-First Century Fox, Inc., Class A	1,566	71,284
Viacom, Inc., Class B	1,080	34,539
Walt Disney Co. (The)	2,898	332,777
		655,882
Equity Real Estate Investment Trusts (REITs) – 0.6%
AvalonBay Communities, Inc.	540	94,705
HCP, Inc.	684	18,844
Host Hotels & Resorts, Inc.	487	9,307
Prologis, Inc.	846	54,542
Vornado Realty Trust	18	1,225
		178,623
Food & Staples Retailing – 1.7%
Costco Wholesale Corp.	738	168,729
Kroger Co. (The)	1,656	49,282
Sysco Corp.	1,890	134,814
Walgreens Boots Alliance, Inc.	1,926	153,637
		506,462
Food Products – 1.0%
Archer-Daniels-Midland Co.	1,908	90,153
Conagra Brands, Inc.	432	15,379
General Mills, Inc.	72	3,154
Hershey Co. (The)	702	75,219
Ingredion, Inc.	90	9,106
Kellogg Co.	216	14,144
McCormick & Co., Inc. (Non-Voting)	54	7,776
Mondelez International, Inc., Class A	1,890	79,342
		294,273
Health Care Equipment & Supplies – 3.2%
Abbott Laboratories	5,364	369,794
Baxter International, Inc.	126	7,876
Becton Dickinson and Co.	648	149,364
Edwards Lifesciences Corp.*	594	87,675
Hologic, Inc.*	648	25,266
IDEXX Laboratories, Inc.*	58	12,303
Medtronic plc	2,304	206,945
Varian Medical Systems, Inc.*	198	23,635
Zimmer Biomet Holdings, Inc.	378	42,937
		925,795

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Providers & Services – 1.7%
Anthem, Inc.	612	$168,649
Cigna Corp.	306	65,426
CVS Health Corp.	2,484	179,816
Humana, Inc.	180	57,674
Laboratory Corp. of America Holdings*	180	28,899
		500,464
Hotels, Restaurants & Leisure – 2.2%
Carnival Corp.	1,584	88,767
Darden Restaurants, Inc.	90	9,589
Hilton Worldwide Holdings, Inc.	1,188	84,550
Marriott International, Inc., Class A	1,152	134,657
McDonald’s Corp.	1,062	187,868
Starbucks Corp.	1,332	77,616
Yum! Brands, Inc.	468	42,312
		625,359
Household Products – 2.1%
Church & Dwight Co., Inc.	1,800	106,866
Clorox Co. (The)	360	53,442
Colgate-Palmolive Co.	1,440	85,752
Procter & Gamble Co. (The)	4,122	365,539
		611,599
Independent Power and Renewable Electricity Producers – 0.2%
AES Corp.	2,250	32,805
NRG Energy, Inc.	738	26,708
		59,513
Industrial Conglomerates – 2.2%
3M Co.	1,908	363,016
General Electric Co.	23,364	235,976
Roper Technologies, Inc.	126	35,646
		634,638
Insurance – 1.9%
Aflac, Inc.	810	34,887
Allstate Corp. (The)	342	32,736
Aon plc	792	123,695
Hartford Financial Services Group, Inc. (The)	2,232	101,377

Investments	Shares	Value
Insurance – (continued)
MetLife, Inc.	226	$9,309
Principal Financial Group, Inc.	1,620	76,253
Progressive Corp. (The)	160	11,152
Reinsurance Group of America, Inc.	450	64,067
Unum Group	1,170	42,424
Willis Towers Watson plc	288	41,230
		537,130
Interactive Media & Services – 5.8%
Alphabet, Inc., Class C*	652	702,054
Facebook, Inc., Class A*	6,408	972,670
		1,674,724
Internet & Direct Marketing Retail – 3.8%
Amazon.com, Inc.*	680	1,086,647
IT Services – 2.7%
Accenture plc, Class A	1,188	187,252
Amdocs Ltd.	36	2,278
Cognizant Technology Solutions Corp., Class A	1,404	96,918
International Business Machines Corp.	1,242	143,364
Jack Henry & Associates, Inc.	432	64,727
Leidos Holdings, Inc.	18	1,166
Mastercard, Inc., Class A	1,242	245,506
Square, Inc., Class A*	666	48,918
VeriSign, Inc.*	18	2,566
		792,695
Leisure Products – 0.1%
Hasbro, Inc.	450	41,270
Life Sciences Tools & Services – 1.2%
Agilent Technologies, Inc.	1,296	83,968
Thermo Fisher Scientific, Inc.	990	231,314
Waters Corp.*	234	44,387
		359,669
Machinery – 1.6%
Cummins, Inc.	882	120,560
Deere & Co.	810	109,706
Dover Corp.	594	49,207
Ingersoll-Rand plc	756	72,531
Pentair plc	72	2,891

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Stanley Black & Decker, Inc.	810	$94,381
Xylem, Inc.	108	7,083
		456,359
Media – 0.1%
Interpublic Group of Cos., Inc. (The)	630	14,591
Metals & Mining – 0.0%(a)
Newmont Mining Corp.	108	3,339
Mortgage Real Estate Investment Trusts (REITs) – 0.0%(a)
Annaly Capital Management, Inc.	1,098	10,837
Multiline Retail – 0.6%
Dollar General Corp.	270	30,073
Dollar Tree, Inc.*	180	15,174
Kohl’s Corp.	306	23,173
Target Corp.	1,422	118,922
		187,342
Multi-Utilities – 0.9%
Ameren Corp.	792	51,147
DTE Energy Co.	576	64,742
NiSource, Inc.	1,656	41,996
Sempra Energy	846	93,162
		251,047
Oil, Gas & Consumable Fuels – 5.8%
Cabot Oil & Gas Corp.	108	2,617
Chevron Corp.	5,814	649,133
ConocoPhillips	3,168	221,443
Devon Energy Corp.	252	8,165
Exxon Mobil Corp.	8,874	707,080
Hess Corp.	1,098	63,025
Valero Energy Corp.	306	27,874
		1,679,337
Personal Products – 0.1%
Estee Lauder Cos., Inc. (The), Class A	252	34,635
Pharmaceuticals – 4.2%
Allergan plc	90	14,221
Eli Lilly & Co.	2,538	275,221
Merck & Co., Inc.	3,870	284,871

Investments	Shares	Value
Pharmaceuticals – (continued)
Mylan NV*	1,530	$47,812
Pfizer, Inc.	14,112	607,663
		1,229,788
Professional Services – 0.2%
Verisk Analytics, Inc.*	468	56,085
Real Estate Management & Development – 0.2%
CBRE Group, Inc., Class A*	1,746	70,346
Semiconductors & Semiconductor Equipment – 3.9%
Advanced Micro Devices, Inc.*	2,088	38,023
Intel Corp.	12,636	592,376
Lam Research Corp.	378	53,574
Maxim Integrated Products, Inc.	1,512	75,630
Microchip Technology, Inc.	936	61,570
Micron Technology, Inc.*	2,394	90,302
ON Semiconductor Corp.*	3,474	59,058
QUALCOMM, Inc.	342	21,508
Texas Instruments, Inc.	1,134	105,269
Xilinx, Inc.	468	39,953
		1,137,263
Software – 8.0%
Adobe, Inc.*	1,278	314,081
Autodesk, Inc.*	342	44,203
CA, Inc.	96	4,259
Dell Technologies, Inc., Class V*	612	55,319
Intuit, Inc.	1,080	227,880
Microsoft Corp.	12,798	1,366,954
Oracle Corp.	1,926	94,066
Red Hat, Inc.*	450	77,238
salesforce.com, Inc.*	558	76,580
Splunk, Inc.*	540	53,914
		2,314,494
Specialty Retail – 2.1%
AutoZone, Inc.*	54	39,607
Best Buy Co., Inc.	342	23,995
Home Depot, Inc. (The)	1,206	212,111
Lowe’s Cos., Inc.	954	90,840
TJX Cos., Inc. (The)	1,872	205,695
Ulta Beauty, Inc.*	180	49,414
		621,662

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Technology Hardware, Storage & Peripherals – 5.8%
Apple, Inc.	6,372	$1,394,576
Hewlett Packard Enterprise Co.	5,544	84,546
HP, Inc.	6,588	159,034
Western Digital Corp.	810	34,887
		1,673,043
Textiles, Apparel & Luxury Goods – 0.4%
Michael Kors Holdings Ltd.*	468	25,932
NIKE, Inc., Class B	480	36,019
Tapestry, Inc.	234	9,900
VF Corp.	594	49,231
		121,082
Tobacco – 0.7%
Altria Group, Inc.	3,204	208,388
Trading Companies & Distributors – 0.2%
Fastenal Co.	900	46,269
HD Supply Holdings, Inc.*	144	5,410
		51,679

Investments	Shares	Value
Water Utilities – 0.1%
American Water Works Co., Inc.	216	$19,123

Total Common Stocks (Cost $26,065,711)		28,337,902
Total Investments – 97.9% (Cost $26,065,711)		28,337,902
Other Assets Less Liabilities – 2.1%		608,479
NET ASSETS – 100.0%		$28,946,381

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,801,966
Aggregate gross unrealized depreciation	(655,860)
Net unrealized appreciation	$2,146,106
Federal income tax cost	$26,164,898

Futures Contracts

FlexShares® STOXX® US ESG Impact Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	4	12/21/2018	USD	$542,220	$(26,898)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

Schedule of Investments

FlexShares® STOXX® Global ESG Impact Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.5%
Aerospace & Defense – 0.2%
Cobham plc*	2,480	$3,411
Meggitt plc	96	650
United Technologies Corp.	1,344	166,938
		170,999
Air Freight & Logistics – 0.8%
Deutsche Post AG (Registered)	3,184	100,833
Expeditors International of Washington, Inc.	448	30,097
FedEx Corp.	912	200,950
Royal Mail plc	240	1,101
United Parcel Service, Inc., Class B	1,760	187,510
Yamato Holdings Co. Ltd.	3,000	82,141
		602,632
Airlines – 0.3%
Air France-KLM*	112	1,086
Alaska Air Group, Inc.	656	40,292
Deutsche Lufthansa AG (Registered)	464	9,337
easyJet plc	1,232	18,890
International Consolidated Airlines Group SA, DI	3,184	24,548
Qantas Airways Ltd.	2,016	7,816
Southwest Airlines Co.	528	25,925
United Continental Holdings, Inc.*	1,072	91,667
		219,561
Auto Components – 0.6%
Autoliv, Inc.	224	18,668
Bridgestone Corp.	8,500	328,612
Cie Generale des Etablissements Michelin SCA	64	6,580
Cie Plastic Omnium SA	2,208	61,544
Nokian Renkaat OYJ	144	4,582
Valeo SA	64	2,070
		422,056
Automobiles – 1.6%
Bayerische Motoren Werke AG	1,520	131,286
Daimler AG (Registered)	688	40,817
Ferrari NV	320	37,526

Investments	Shares	Value
Automobiles – (continued)
Fiat Chrysler Automobiles NV*	2,032	$30,967
Ford Motor Co.	14,336	136,909
General Motors Co.	2,800	102,452
Honda Motor Co. Ltd.	19,800	568,622
Peugeot SA	1,968	46,893
Porsche Automobil Holding SE (Preference)	176	11,223
Renault SA	80	5,989
Tesla, Inc.*	144	48,574
		1,161,258
Banks – 11.0%
ABN AMRO Group NV, CVA(a)	496	12,195
AIB Group plc	1,744	8,442
Australia & New Zealand Banking Group Ltd.	6,704	123,205
Banco Bilbao Vizcaya Argentaria SA	1,584	8,767
Banco BPM SpA*	3,104	5,842
Banco Comercial Portugues SA, Class R*	18,128	4,893
Banco Santander SA	58,224	276,747
Bank of America Corp.	47,088	1,294,920
Bank of Montreal	2,352	176,286
Bank of Nova Scotia (The)	2,416	129,976
Bank Polska Kasa Opieki SA	336	9,184
Bankinter SA	1,072	8,799
Barclays plc	11,200	24,686
BNP Paribas SA	4,640	242,522
CaixaBank SA	9,488	38,497
Citigroup, Inc.	11,328	741,531
Commerzbank AG*	592	5,594
Commonwealth Bank of Australia	8,960	439,638
Danske Bank A/S	208	3,991
DBS Group Holdings Ltd.	8,000	135,529
DNB ASA	1,040	18,876
Erste Group Bank AG*	176	7,179
Hang Seng Bank Ltd.	1,200	28,104
HSBC Holdings plc	77,168	635,880
ING Groep NV	2,112	25,079
Intesa Sanpaolo SpA	13,248	29,316
JPMorgan Chase & Co.	11,648	1,269,865

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
KBC Group NV	1,712	$118,133
KeyCorp	4,656	84,553
Lloyds Banking Group plc	131,360	96,041
Mediobanca Banca di Credito Finanziario SpA	8,880	77,997
Mitsubishi UFJ Financial Group, Inc.	94,400	572,816
Mizuho Financial Group, Inc.	364,800	627,098
National Australia Bank Ltd.	1,584	28,302
Nordea Bank Abp	6,800	59,215
Powszechna Kasa Oszczednosci Bank Polski SA	1,184	12,342
Raiffeisen Bank International AG	96	2,621
Royal Bank of Canada	3,904	285,149
Royal Bank of Scotland Group plc	2,688	8,119
Skandinaviska Enskilda Banken AB, Class A	1,024	10,617
Societe Generale SA	416	15,309
Standard Chartered plc	1,040	7,302
Svenska Handelsbanken AB, Class A	848	9,235
Swedbank AB, Class A	464	10,463
Toronto-Dominion Bank (The)	3,888	216,212
UniCredit SpA	960	12,309
Unione di Banche Italiane SpA	608	1,860
United Overseas Bank Ltd.	1,600	28,169
Westpac Banking Corp.	5,280	100,478
		8,089,883
Beverages – 2.5%
Anheuser-Busch InBev SA/NV	656	48,417
Carlsberg A/S, Class B	192	21,187
Coca-Cola Amatil Ltd.	1,904	13,373
Coca-Cola Co. (The)	8,832	422,876
Coca-Cola European Partners plc	608	27,658
Coca-Cola HBC AG, DI*	272	8,028
Diageo plc	7,760	268,557
Heineken Holding NV	224	19,416
Heineken NV	720	64,937
Kirin Holdings Co. Ltd.	6,900	164,988
PepsiCo, Inc.	5,072	569,991
Pernod Ricard SA	656	100,194
Suntory Beverage & Food Ltd.	400	16,322

Investments	Shares	Value
Beverages – (continued)
Treasury Wine Estates Ltd.	5,760	$61,726
		1,807,670
Biotechnology – 2.4%
AbbVie, Inc.	4,016	312,645
Amgen, Inc.	1,968	379,411
Biogen, Inc.*	768	233,679
Celgene Corp.*	816	58,426
CSL Ltd.	1,392	185,477
Gilead Sciences, Inc.	4,448	303,265
Shire plc	2,656	158,842
Vertex Pharmaceuticals, Inc.*	848	143,702
		1,775,447
Building Products – 0.9%
AGC, Inc.	1,600	52,599
Assa Abloy AB, Class B	2,688	53,674
Cie de Saint-Gobain	2,880	108,468
Daikin Industries Ltd.	2,900	337,269
Geberit AG (Registered)	128	50,174
LIXIL Group Corp.	1,600	25,236
		627,420
Capital Markets – 2.6%
3i Group plc	4,640	52,066
Amundi SA(a)	128	7,626
Bank of New York Mellon Corp. (The)	3,776	178,718
BlackRock, Inc.	736	302,805
Credit Suisse Group AG (Registered)*	7,008	92,102
Deutsche Bank AG (Registered)	6,160	60,381
Deutsche Boerse AG	672	85,164
Euronext NV(a)	96	5,923
Goldman Sachs Group, Inc. (The)	1,168	263,232
Hargreaves Lansdown plc	448	10,693
Hong Kong Exchanges & Clearing Ltd.	2,400	63,678
Investec plc	176	1,089
Julius Baer Group Ltd.*	80	3,662
Jupiter Fund Management plc	15,392	66,278
Macquarie Group Ltd.	992	82,401
Morgan Stanley	3,456	157,801
MSCI, Inc.	80	12,030

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
Natixis SA	336	$1,967
S&P Global, Inc.	768	140,022
Schroders plc	208	7,123
SEI Investments Co.	432	23,090
St James’s Place plc	1,360	17,612
State Street Corp.	176	12,100
Thomson Reuters Corp.	144	6,718
UBS Group AG (Registered)*	19,056	266,924
		1,921,205
Chemicals – 1.8%
Air Liquide SA	1,440	174,580
Air Products & Chemicals, Inc.	592	91,375
Akzo Nobel NV	1,033	86,940
Arkema SA	224	23,548
BASF SE	1,184	91,264
Celanese Corp.	320	31,021
Chr Hansen Holding A/S	48	4,854
Covestro AG(a)	128	8,284
Ecolab, Inc.	768	117,619
EMS-Chemie Holding AG (Registered)	32	17,656
Evonik Industries AG	976	30,301
FMC Corp.	288	22,487
Givaudan SA (Registered)	16	38,875
Hexpol AB	240	2,224
Incitec Pivot Ltd.	4,384	12,118
International Flavors & Fragrances, Inc.	32	4,629
Johnson Matthey plc	832	31,606
K+S AG (Registered)	208	3,882
Koninklijke DSM NV	849	74,437
Linde plc	567	93,011
LyondellBasell Industries NV, Class A	880	78,558
Novozymes A/S, Class B	432	21,355
Orica Ltd.	224	2,724
PPG Industries, Inc.	1,104	116,019
Sherwin-Williams Co. (The)	224	88,137
Sika AG (Registered)	240	30,826
Solvay SA	112	12,773
Umicore SA	400	18,849

Investments	Shares	Value
Chemicals – (continued)
Yara International ASA	368	$15,880
		1,345,832
Commercial Services & Supplies – 0.3%
Brambles Ltd.	2,560	19,269
Cintas Corp.	288	52,379
Edenred	82	3,115
ISS A/S	656	21,579
Rentokil Initial plc	24,624	99,487
Securitas AB, Class B	3,232	55,501
		251,330
Communications Equipment – 0.7%
Cisco Systems, Inc.	9,152	418,704
Nokia OYJ	9,200	52,120
Telefonaktiebolaget LM Ericsson, Class B	8,400	73,323
		544,147
Construction & Engineering – 0.2%
Balfour Beatty plc	592	1,990
Bouygues SA	96	3,507
Eiffage SA	256	25,067
Ferrovial SA	617	12,374
HOCHTIEF AG	16	2,375
Skanska AB, Class B	1,760	27,739
Vinci SA	960	85,800
		158,852
Construction Materials – 0.2%
CRH plc	1,232	36,894
HeidelbergCement AG	1,264	85,931
Imerys SA	48	2,964
		125,789
Consumer Finance – 0.1%
Synchrony Financial	3,472	100,271
Containers & Packaging – 0.2%
Amcor Ltd.	2,544	23,981
Ball Corp.	1,136	50,893
DS Smith plc	936	4,699
Huhtamaki OYJ	272	7,640
International Paper Co.	432	19,596

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Containers & Packaging – (continued)
RPC Group plc	128	$1,247
Smurfit Kappa Group plc	288	9,391
		117,447
Distributors – 0.0%(b)
Inchcape plc	2,976	20,572
Diversified Financial Services – 0.2%
Eurazeo SE	83	6,071
EXOR NV	1,392	78,923
Kinnevik AB, Class B	384	10,668
Standard Life Aberdeen* (c)	576	250
Standard Life Aberdeen plc	504	1,742
Voya Financial, Inc.	896	39,209
Wendel SA	32	4,155
		141,018
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	18,496	567,457
BT Group plc	16,096	49,473
CenturyLink, Inc.	2,848	58,783
Deutsche Telekom AG (Registered)	13,424	220,470
Elisa OYJ	256	10,196
Iliad SA	16	1,854
Koninklijke KPN NV	3,712	9,825
Orange SA	4,944	77,417
PCCW Ltd.	48,000	26,329
Proximus SADP	464	11,855
Singapore Telecommunications Ltd.	3,200	7,302
Swisscom AG (Registered)	96	44,035
Telecom Italia SpA*	3,616	2,127
Telefonica SA	14,016	114,945
Telenor ASA	1,024	18,841
Telia Co. AB	6,864	30,987
Telstra Corp. Ltd.	49,744	108,589
Verizon Communications, Inc.	12,304	702,435
		2,062,920
Electric Utilities – 0.7%
Alliant Energy Corp.	288	12,378
Contact Energy Ltd.	752	2,745
Duke Energy Corp.	1,696	140,141

Investments	Shares	Value
Electric Utilities – (continued)
EDP – Energias de Portugal SA	3,200	$11,254
Electricite de France SA	1,283	21,340
Endesa SA	240	5,025
Enel SpA	4,768	23,414
Eversource Energy	1,200	75,912
Fortum OYJ	2,608	54,948
Iberdrola SA	20,077	142,313
Orsted A/S(a)	240	15,254
		504,724
Electrical Equipment – 0.7%
ABB Ltd. (Registered)	6,736	135,939
Eaton Corp. plc	1,920	137,606
Legrand SA	672	43,964
Rockwell Automation, Inc.	400	65,892
Schneider Electric SE	1,072	77,688
Signify NV(a)	176	4,347
Vestas Wind Systems A/S	528	33,125
		498,561
Electronic Equipment, Instruments & Components – 0.6%
CDW Corp.	480	43,205
Electrocomponents plc	3,888	30,791
Halma plc	1,024	17,376
Hexagon AB, Class B	1,696	83,244
Hitachi Ltd.	7,600	233,141
Ingenico Group SA	3	213
Spectris plc	800	21,916
		429,886
Energy Equipment & Services – 0.4%
Halliburton Co.	336	11,653
Saipem SpA*	3,024	16,566
SBM Offshore NV	1,328	22,992
Schlumberger Ltd.	4,288	220,017
WorleyParsons Ltd.	1,479	15,294
		286,522
Entertainment – 1.5%
CD Projekt SA*	64	2,645
Netflix, Inc.*	752	226,939
Ubisoft Entertainment SA*	432	38,913
Viacom, Inc., Class B	1,024	32,748

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares		Value
COMMON STOCKS – (continued)
Entertainment – (continued)
Vivendi SA	2,192		$53,001
Walt Disney Co. (The)	6,240		716,539
			1,070,785
Equity Real Estate Investment Trusts (REITs) – 1.0%
AvalonBay Communities, Inc.	752		131,886
British Land Co. plc (The)	1,664		12,587
Dexus	1,824		13,186
Gecina SA	228		33,506
GPT Group (The)	768		2,809
Great Portland Estates plc	—	(d)	4
Hammerson plc	6,544		36,666
HCP, Inc.	272		7,493
Host Hotels & Resorts, Inc.	4,032		77,051
ICADE	144		12,221
Iron Mountain, Inc.	1,232		37,711
Klepierre SA	400		13,597
Land Securities Group plc	8,960		97,680
Link REIT	4,500		39,895
Merlin Properties Socimi SA	2,320		29,126
Mirvac Group	9,360		14,395
Public Storage	752		154,513
Stockland	3,760		9,620
Vicinity Centres	1,488		2,795
			726,741
Food & Staples Retailing – 1.3%
Carrefour SA	2,893		56,216
ICA Gruppen AB	144		5,103
J Sainsbury plc	7,136		28,375
Kesko OYJ, Class B	176		10,294
Koninklijke Ahold Delhaize NV	4,640		106,356
Kroger Co. (The)	4,384		130,468
Lawson, Inc.	100		6,327
Loblaw Cos. Ltd.	752		37,702
Metcash Ltd.	928		1,809
Metro, Inc.	272		8,556
Sysco Corp.	1,936		138,095
Walgreens Boots Alliance, Inc.	1,920		153,158
Wesfarmers Ltd.	5,088		168,117
Woolworths Group Ltd.	4,032		81,244
			931,820

Investments	Shares	Value
Food Products – 2.1%
Archer-Daniels-Midland Co.	1,312	$61,992
Associated British Foods plc	112	3,415
Barry Callebaut AG (Registered)	16	31,319
Bunge Ltd.	64	3,955
Conagra Brands, Inc.	848	30,189
Danone SA	1,968	139,543
General Mills, Inc.	304	13,315
Hershey Co. (The)	224	24,002
JM Smucker Co. (The)	288	31,196
Kellogg Co.	176	11,524
Kerry Group plc, Class A	96	9,844
Mondelez International, Inc., Class A	3,392	142,396
Nestle SA (Registered)	11,808	999,202
Nichirei Corp.	1,600	38,634
Orkla ASA	704	6,093
		1,546,619
Gas Utilities – 0.1%
Hong Kong & China Gas Co. Ltd.	17,820	34,006
Italgas SpA	336	1,737
Naturgy Energy Group SA	2,016	49,613
Rubis SCA	197	10,201
		95,557
Health Care Equipment & Supplies – 2.1%
Abbott Laboratories	6,720	463,277
Ansell Ltd.	1,072	17,612
Baxter International, Inc.	1,712	107,017
Becton Dickinson and Co.	1,136	261,848
Coloplast A/S, Class B	272	25,405
Edwards Lifesciences Corp.*	608	89,741
EssilorLuxottica SA	304	41,592
Fisher & Paykel Healthcare Corp. Ltd.	1,088	9,662
Hologic, Inc.*	448	17,468
Koninklijke Philips NV	3,824	142,635
Medtronic plc	2,928	262,993
Sartorius AG (Preference)	176	25,525
Smith & Nephew plc	2,544	41,396
Sonova Holding AG (Registered)	48	7,852
Varian Medical Systems, Inc.*	208	24,829
		1,538,852

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Providers & Services – 1.1%
Anthem, Inc.	1,104	$304,229
CVS Health Corp.	3,648	264,079
Fresenius Medical Care AG & Co. KGaA	544	42,727
Humana, Inc.	320	102,531
Laboratory Corp. of America Holdings*	416	66,789
Orpea	80	9,867
Ramsay Health Care Ltd.	240	9,563
Ryman Healthcare Ltd.	320	2,528
Sonic Healthcare Ltd.	2,096	33,499
		835,812
Hotels, Restaurants & Leisure – 1.7%
Accor SA	48	2,198
Aristocrat Leisure Ltd.	1,088	20,435
Carnival Corp.	912	51,108
Carnival plc	880	47,934
Compass Group plc	5,792	113,971
Hilton Worldwide Holdings, Inc.	832	59,213
InterContinental Hotels Group plc	512	26,888
Marriott International, Inc., Class A	1,376	160,841
McDonald’s Corp.	1,472	260,397
Merlin Entertainments plc(a)	4,272	17,642
Sands China Ltd.	6,400	25,226
Sodexo SA	48	4,901
Star Entertainment Grp Ltd. (The)	1,248	4,193
Starbucks Corp.	5,984	348,688
Tabcorp Holdings Ltd.	1,952	6,392
TUI AG, DI	1,376	22,839
Whitbread plc	784	44,077
William Hill plc	3,488	9,368
		1,226,311
Household Durables – 1.2%
Barratt Developments plc	448	2,942
Berkeley Group Holdings plc	256	11,452
Electrolux AB, Series B	80	1,665
Husqvarna AB, Class B	560	4,235
Panasonic Corp.	8,000	88,574
Persimmon plc	3,168	92,859
SEB SA	96	13,781

Investments	Shares	Value
Household Durables – (continued)
Sekisui House Ltd.	8,000	$117,815
Sony Corp.	9,300	505,977
Taylor Wimpey plc	720	1,486
Techtronic Industries Co. Ltd.	2,000	9,363
		850,149
Household Products – 1.6%
Clorox Co. (The)	496	73,631
Colgate-Palmolive Co.	1,456	86,705
Kimberly-Clark Corp.	1,216	126,829
Procter & Gamble Co. (The)	6,928	614,375
Reckitt Benckiser Group plc	2,944	238,228
		1,139,768
Industrial Conglomerates – 1.8%
3M Co.	3,056	581,435
CK Hutchison Holdings Ltd.	6,000	60,425
General Electric Co.	37,600	379,760
Siemens AG (Registered)	2,128	245,260
Smiths Group plc	1,792	31,999
		1,298,879
Insurance – 2.5%
Admiral Group plc	464	11,935
Aegon NV	3,914	24,072
Aflac, Inc.	3,808	164,011
Ageas	480	24,044
AIA Group Ltd.	28,800	218,037
Alleghany Corp.	48	28,833
Aon plc	976	152,432
Assicurazioni Generali SpA	4,240	68,603
Aviva plc	784	4,293
AXA SA	3,104	77,866
CNP Assurances	1,712	38,214
Direct Line Insurance Group plc	1,456	6,130
Hannover Rueck SE	80	10,796
Insurance Australia Group Ltd.	7,777	37,646
Legal & General Group plc	43,408	139,493
Mapfre SA	496	1,486
Medibank Pvt Ltd.	48,464	95,833
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	560	120,525
NN Group NV	1,671	71,946

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Old Mutual Ltd.	6,368	$9,601
Phoenix Group Holdings	1,392	10,716
Poste Italiane SpA(a)	2,016	14,505
Power Corp. of Canada	112	2,318
Powszechny Zaklad Ubezpieczen SA	1,520	15,547
Principal Financial Group, Inc.	944	44,434
Prudential plc	3,376	67,746
RSA Insurance Group plc	2,080	15,000
Sampo OYJ, Class A	800	36,856
Storebrand ASA	3,696	30,852
Swiss Life Holding AG (Registered)*	32	12,095
Swiss Re AG	1,152	104,171
Tryg A/S	272	6,576
Zurich Insurance Group AG*	512	159,418
		1,826,030
Interactive Media & Services – 3.9%
Alphabet, Inc., Class C*	1,312	1,412,722
Auto Trader Group plc(a)	4,544	23,782
carsales.com Ltd.	704	6,088
Facebook, Inc., Class A*	9,056	1,374,610
REA Group Ltd.	96	4,873
		2,822,075
Internet & Direct Marketing Retail – 4.5%
Amazon.com, Inc.*	1,936	3,093,747
Booking Holdings, Inc.*	96	179,960
Zalando SE* (a)	240	9,300
		3,283,007
IT Services – 2.6%
Accenture plc, Class A	3,152	496,818
Akamai Technologies, Inc.*	624	45,084
Amadeus IT Group SA	928	74,844
Amdocs Ltd.	384	24,296
Atos SE	48	4,121
Capgemini SE	528	64,611
Fujitsu Ltd.	1,700	103,366
International Business Machines Corp.	4,448	513,433
Link Administration Holdings Ltd.	416	2,211

Investments	Shares	Value
IT Services – (continued)
Mastercard, Inc., Class A	2,912	$575,615
Wirecard AG	128	23,988
		1,928,387
Leisure Products – 0.1%
Hasbro, Inc.	544	49,890
Life Sciences Tools & Services – 0.4%
Lonza Group AG (Registered)*	80	25,187
Thermo Fisher Scientific, Inc.	1,136	265,427
		290,614
Machinery – 1.0%
Alstom SA*	48	2,102
Atlas Copco AB, Class A*	224	5,554
CNH Industrial NV	2,192	22,815
Cummins, Inc.	96	13,122
Deere & Co.	640	86,681
Dover Corp.	336	27,834
Georg Fischer AG (Registered)	16	14,912
IHI Corp.	800	29,276
IMI plc	5,968	75,837
KION Group AG	16	937
Komatsu Ltd.	3,100	80,882
Kone OYJ, Class B	1,840	89,689
Metso OYJ	80	2,530
PACCAR, Inc.	176	10,069
Rotork plc	3,392	12,994
Sandvik AB	6,656	105,524
SKF AB, Class B	80	1,287
Spirax-Sarco Engineering plc	96	7,936
Stanley Black & Decker, Inc.	432	50,337
Volvo AB, Class B	6,624	99,146
Wartsila OYJ Abp	96	1,637
		741,101
Media – 0.3%
Dentsu, Inc.	600	27,859
Eutelsat Communications SA	544	11,039
JCDecaux SA	400	13,171
Lagardere SCA	624	17,103
Pearson plc	3,696	42,437
Publicis Groupe SA	400	23,223
Schibsted ASA, Class A	96	3,336

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
SES SA, FDR	1,280	$27,520
Singapore Press Holdings Ltd.	14,400	27,556
Telenet Group Holding NV	48	2,332
WPP plc	2,080	23,616
		219,192
Metals & Mining – 1.3%
Agnico Eagle Mines Ltd.	33	1,168
Alumina Ltd.	3,776	6,824
Anglo American plc	1,664	35,618
ArcelorMittal	1,152	28,768
BHP Billiton Ltd.	10,912	249,108
BHP Billiton plc	7,808	155,876
BlueScope Steel Ltd.	3,056	31,125
Boliden AB*	3,456	79,086
Glencore plc*	6,208	25,292
Newmont Mining Corp.	256	7,916
Norsk Hydro ASA	2,960	15,411
OZ Minerals Ltd.	13,120	83,968
Randgold Resources Ltd.	48	3,772
Rio Tinto Ltd.	1,312	71,043
Rio Tinto plc	1,568	76,204
South32 Ltd.	21,488	55,131
Teck Resources Ltd., Class B	656	13,592
voestalpine AG	48	1,707
		941,609
Multiline Retail – 0.6%
Canadian Tire Corp. Ltd., Class A	208	23,463
Dollar General Corp.	512	57,026
Dollar Tree, Inc.*	176	14,837
Kohl’s Corp.	416	31,504
Marui Group Co. Ltd.	3,200	68,903
Next plc	480	31,917
Target Corp.	2,336	195,360
		423,010
Multi-Utilities – 0.4%
AGL Energy Ltd.	336	4,287
E.ON SE	4,544	44,051
Engie SA	464	6,191
National Grid plc	13,120	139,008

Investments	Shares	Value
Multi-Utilities – (continued)
RWE AG	1,120	$21,852
Sempra Energy	752	82,810
Suez	1,072	15,529
Veolia Environnement SA	256	5,111
		318,839
Oil, Gas & Consumable Fuels – 4.4%
Aker BP ASA	80	2,646
BP plc	25,296	183,363
Caltex Australia Ltd.	624	12,498
Canadian Natural Resources Ltd.	3,600	99,016
Chevron Corp.	5,056	564,503
Enagas SA	1,264	33,570
Eni SpA	6,672	118,733
Equinor ASA	4,441	115,874
Exxon Mobil Corp.	7,696	613,217
Galp Energia SGPS SA	3,280	57,214
Koninklijke Vopak NV	304	13,778
Neste OYJ	416	34,295
Oil Search Ltd.	10,608	58,418
OMV AG	96	5,344
Polski Koncern Naftowy ORLEN SA	688	16,567
Royal Dutch Shell plc, Class A	14,896	475,282
Snam SpA	12,288	50,874
Suncor Energy, Inc.	4,880	164,097
TOTAL SA	8,145	479,523
Woodside Petroleum Ltd.	4,912	121,326
		3,220,138
Paper & Forest Products – 0.2%
Mondi plc	1,072	25,265
Stora Enso OYJ, Class R	1,504	22,673
Svenska Cellulosa AB SCA, Class B	4,400	41,700
UPM-Kymmene OYJ	1,120	36,053
		125,691
Personal Products – 1.6%
Beiersdorf AG	560	57,994
Estee Lauder Cos., Inc. (The), Class A	880	120,947
L’Oreal SA	1,040	234,378
Shiseido Co. Ltd.	4,500	284,582
Unilever NV, CVA	4,752	255,887
Unilever plc	4,368	231,425
		1,185,213

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – 5.2%
Allergan plc	416	$65,732
Astellas Pharma, Inc.	17,600	272,449
AstraZeneca plc	5,216	399,218
Bayer AG (Registered)	688	52,837
Eli Lilly & Co.	3,824	414,675
GlaxoSmithKline plc	8,288	160,036
H Lundbeck A/S	224	10,464
Ipsen SA	48	6,668
Merck & Co., Inc.	5,408	398,083
Merck KGaA	928	99,490
Mylan NV*	544	17,000
Novo Nordisk A/S, Class B	5,584	241,603
Orion OYJ, Class B	432	14,880
Pfizer, Inc.	17,440	750,966
Roche Holding AG	2,592	631,573
Sanofi	2,592	231,542
UCB SA	336	28,241
Vifor Pharma AG	208	30,097
		3,825,554
Professional Services – 0.4%
Adecco Group AG (Registered)	368	18,051
Bureau Veritas SA	1,136	25,678
Experian plc	3,024	69,647
Randstad NV	320	16,153
RELX plc	5,552	109,958
SGS SA (Registered)	16	38,047
Teleperformance	32	5,279
Wolters Kluwer NV	544	30,918
		313,731
Real Estate Management & Development – 0.3%
CapitaLand Ltd.	8,000	18,140
Castellum AB	896	15,475
CBRE Group, Inc., Class A*	1,536	61,886
City Developments Ltd.	1,600	9,139
CK Asset Holdings Ltd.	4,000	25,971
Fabege AB	5,856	74,900
Sun Hung Kai Properties Ltd.	3,000	38,995
		244,506

Investments	Shares	Value
Road & Rail – 0.3%
Aurizon Holdings Ltd.	6,112	$18,194
Canadian National Railway Co.	2,064	176,876
DSV A/S	528	42,466
		237,536
Semiconductors & Semiconductor Equipment – 2.6%
Advanced Micro Devices, Inc.*	2,544	46,326
ASM International NV*	16	689
ASML Holding NV	512	87,552
Infineon Technologies AG	1,472	29,538
Intel Corp.	16,768	786,084
KLA-Tencor Corp.	304	27,828
Lam Research Corp.	560	79,369
Maxim Integrated Products, Inc.	672	33,613
Microchip Technology, Inc.	1,184	77,883
Micron Technology, Inc.*	3,248	122,515
ON Semiconductor Corp.*	1,360	23,120
QUALCOMM, Inc.	3,856	242,504
STMicroelectronics NV	1,440	21,863
Texas Instruments, Inc.	3,088	286,659
Xilinx, Inc.	176	15,025
		1,880,568
Software – 7.2%
Adobe, Inc.*	1,264	310,640
Autodesk, Inc.*	688	88,924
Dassault Systemes SE	418	52,500
Dell Technologies, Inc., Class V*	64	5,785
Gemalto NV*	210	11,983
Intuit, Inc.	832	175,552
Microsoft Corp.	34,912	3,728,951
Oracle Corp.	5,712	278,974
salesforce.com, Inc.*	2,464	338,159
SAP SE	2,224	238,534
SimCorp A/S	384	29,596
Symantec Corp.	272	4,937
Temenos AG (Registered)*	96	13,218
		5,277,753
Specialty Retail – 1.2%
AutoZone, Inc.*	80	58,678
Best Buy Co., Inc.	672	47,147
Dufry AG (Registered)*	16	1,806

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Fast Retailing Co. Ltd.	400	$202,277
Hennes & Mauritz AB, Class B	2,416	42,755
JB Hi-Fi Ltd.	736	11,998
Kingfisher plc	1,600	5,207
Lowe’s Cos., Inc.	3,072	292,516
TJX Cos., Inc. (The)	2,208	242,615
		904,999
Technology Hardware, Storage & Peripherals – 5.8%
Apple, Inc.	17,424	3,813,416
Hewlett Packard Enterprise Co.	7,728	117,852
HP, Inc.	4,736	114,327
NEC Corp.	1,900	54,548
NetApp, Inc.	384	30,140
Seiko Epson Corp.	3,800	61,417
Xiaomi Corp., Class B* (a)	28,800	44,746
		4,236,446
Textiles, Apparel & Luxury Goods – 0.8%
adidas AG	528	124,436
Burberry Group plc	512	11,848
Cie Financiere Richemont SA (Registered)	1,088	79,715
Hermes International	48	27,465
HUGO BOSS AG	80	5,727
Kering SA	240	107,032
Luxottica Group SpA	576	36,234
LVMH Moet Hennessy Louis Vuitton SE	576	175,429
Shenzhou International Group Holdings Ltd.	1,000	11,047
Tapestry, Inc.	832	35,202
		614,135
Tobacco – 0.9%
Altria Group, Inc.	4,384	285,135
British American Tobacco plc	4,208	182,461
Imperial Brands plc	416	14,102
Japan Tobacco, Inc.	7,700	198,308
		680,006

Investments	Shares	Value
Trading Companies & Distributors – 1.0%
Brenntag AG	224	$11,718
Bunzl plc	1,472	43,466
Fastenal Co.	832	42,773
Ferguson plc	757	51,100
HD Supply Holdings, Inc.*	80	3,006
ITOCHU Corp.	16,000	297,018
Marubeni Corp.	16,000	129,908
Rexel SA	704	8,990
Sojitz Corp.	11,200	37,712
Toyota Tsusho Corp.	3,200	115,830
WW Grainger, Inc.	48	13,631
		755,152
Transportation Infrastructure – 0.2%
Aeroports de Paris	176	36,872
Auckland International Airport Ltd.	4,192	19,134
Fraport AG Frankfurt Airport Services Worldwide	48	3,715
Getlink	1,616	20,352
Sydney Airport	1,312	5,988
Transurban Group	8,400	67,513
		153,574
Water Utilities – 0.1%
American Water Works Co., Inc.	432	38,245
Severn Trent plc	1,088	25,899
		64,144
Wireless Telecommunication Services – 1.4%
Freenet AG	640	14,423
KDDI Corp.	18,600	463,867
SoftBank Group Corp.	5,700	456,990
Tele2 AB, Class B	256	2,913
Vodafone Group plc	36,624	69,174
		1,007,367
Total Common Stocks (Cost $71,068,014)		72,217,562

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Number of Rights	Value ($)
RIGHTS – 0.0%(b)
Banks – 0.0%(b)
Banco Santander SA, expiring 11/6/2018, price 0.04 EUR* (Cost $2,274)	58,224	$2,263
Total Investments – 98.5% (Cost $71,070,288)		72,219,825
Other Assets Less Liabilities – 1.5%		1,064,282
NET ASSETS – 100.0%		$73,284,107

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $250, which represents approximately 0.00% of net assets of the Fund.

(d)	Amount represents less than one share.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

DI – Depositary Interest

EUR – Euro

FDR – Fiduciary Depositary Receipt

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,019,607
Aggregate gross unrealized depreciation	(3,876,102)
Net unrealized appreciation	$1,143,505
Federal income tax cost	$71,010,146

Futures Contracts

FlexShares® STOXX® Global ESG Impact Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	4	12/21/2018	USD	$362,500	$(19,949)
S&P 500 E-Mini Index	5	12/21/2018	USD	677,775	(46,225)
					$(66,174)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

FlexShares® STOXX® Global ESG Impact Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	3.5%
Austria	0.0	†
Belgium	0.4
Canada	1.8
Denmark	0.6
Finland	0.5
France	4.5
Germany	2.9
Hong Kong	0.8
Ireland	0.1
Italy	0.9
Japan	9.1
Luxembourg	0.1
Netherlands	1.5
New Zealand	0.0	†
Norway	0.3
Poland	0.1
Portugal	0.1
Singapore	0.3
Spain	1.1
Sweden	1.2
Switzerland	3.9
United Kingdom	7.6
United States	57.2
Other[1]	1.5
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.5%
Building Products – 0.1%
Universal Forest Products, Inc.	162,150	$4,583,981
Chemicals – 12.7%
CF Industries Holdings, Inc.(a)	1,628,400	78,212,052
FMC Corp.	931,500	72,731,520
Incitec Pivot Ltd.(a)	13,996,650	38,688,489
Israel Chemicals Ltd.	3,743,250	21,581,362
K+S AG (Registered)	1,749,150	32,641,471
Mosaic Co. (The)(a)	2,511,600	77,708,904
Nufarm Ltd.(a)	1,929,251	7,793,932
Nutrien Ltd.	4,229,700	224,456,724
Sasol Ltd.	538,200	17,640,823
Scotts Miracle-Gro Co. (The)(a)	286,350	19,110,999
Sirius Minerals plc* (a)	42,486,750	12,507,827
UPL Ltd.	3,063,600	27,938,855
Yara International ASA	1,383,450	59,700,214
		690,713,172
Diversified Financial Services – 0.1%
Metro Pacific Investments Corp.	46,903,200	4,207,744
Equity Real Estate Investment Trusts (REITs) – 1.3%
Rayonier, Inc.(a)	379,500	11,460,900
Weyerhaeuser Co.	2,283,900	60,820,257
		72,281,157
Food Products – 15.0%
a2 Milk Co. Ltd.* (a)	6,644,700	45,212,262
Archer-Daniels-Midland Co.	4,426,350	209,145,037
Bunge Ltd.	1,138,500	70,359,300
Charoen Pokphand Foods PCL, NVDR	25,530,000	19,445,928
Charoen Pokphand Indonesia Tbk. PT	48,990,000	17,723,730
CJ CheilJedang Corp.	79,350	22,561,011
Costa Group Holdings Ltd.(a)	2,539,200	10,977,913
Fresh Del Monte Produce, Inc.(a)	272,550	9,002,326

Investments	Shares	Value
Food Products – (continued)
Golden Agri-Resources Ltd.(a)	66,240,000	$12,197,574
IOI Corp. Bhd.	22,770,000	24,486,797
Kuala Lumpur Kepong Bhd.	3,105,000	18,491,241
Marine Harvest ASA	3,349,950	81,308,015
PPB Group Bhd.	4,485,000	17,963,580
Salmar ASA	462,300	24,476,469
Sime Darby Plantation Bhd.	22,080,000	27,755,001
Tyson Foods, Inc., Class A	2,325,300	139,331,976
Wilmar International Ltd.(a)	28,290,000	64,555,459
		814,993,619
Metals & Mining – 31.6%
Agnico Eagle Mines Ltd.(a)	837,341	29,648,862
Alcoa Corp.* (a)	700,350	24,505,246
Alumina Ltd.	9,111,450	16,467,237
Anglo American plc(a)	4,968,000	106,339,381
Antofagasta plc(a)	1,193,700	11,970,163
Barrick Gold Corp.	4,600,993	57,772,987
BHP Billiton Ltd.	11,819,700	269,830,000
Boliden AB*	1,024,650	23,447,766
First Quantum Minerals Ltd.	2,239,050	22,403,287
Fortescue Metals Group Ltd.(a)	6,603,300	18,720,355
Franco-Nevada Corp.	702,743	43,997,357
Freeport-McMoRan, Inc.(a)	4,333,200	50,481,780
Glencore plc*	42,993,900	175,161,696
Goldcorp, Inc.(a)	3,199,959	28,972,026
Grupo Mexico SAB de CV, Series B	16,560,000	38,327,352
Kinross Gold Corp.*	5,323,350	13,863,207
Korea Zinc Co. Ltd.	51,750	17,211,399
MMC Norilsk Nickel PJSC	35,523	5,943,915
MMC Norilsk Nickel PJSC, ADR	1,987,320	32,949,766
Newcrest Mining Ltd.	2,873,850	41,979,295
Newmont Mining Corp.(a)	2,087,250	64,537,770
Norsk Hydro ASA	4,843,800	25,219,030
Randgold Resources Ltd.	379,500	29,821,726
Rio Tinto plc	4,064,100	197,512,090
Royal Gold, Inc.(a)	244,950	18,770,518
South32 Ltd.(a)	17,940,000	46,028,208

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Sumitomo Metal Mining Co. Ltd.(a)	1,099,300	$34,677,312
Teck Resources Ltd., Class B	1,576,650	32,667,540
Vale SA	12,420,000	189,618,576
Vedanta Ltd.	7,924,650	22,628,844
Wheaton Precious Metals Corp.	1,669,856	27,516,226
		1,718,990,917
Multi-Utilities – 1.2%
Suez(a)	1,624,950	23,539,097
Veolia Environnement SA	2,170,050	43,323,618
		66,862,715
Oil, Gas & Consumable Fuels – 28.5%
Anadarko Petroleum Corp.	479,550	25,512,060
Apache Corp.(a)	348,450	13,181,863
BP plc	17,284,500	125,289,733
Canadian Natural Resources Ltd.	1,166,100	32,072,745
Chevron Corp.	1,831,950	204,537,218
China Petroleum & Chemical Corp., Class H	25,390,000	20,598,566
CNOOC Ltd.	13,800,000	23,694,160
Concho Resources, Inc.* (a)	165,600	23,033,304
ConocoPhillips	1,076,400	75,240,360
Devon Energy Corp.	427,800	13,860,720
Eni SpA	2,515,050	44,757,033
EOG Resources, Inc.	552,000	58,147,680
Equinor ASA	966,000	25,204,647
Exxon Mobil Corp.	3,308,550	263,625,264
Gazprom PJSC	2,329,013	5,507,935
Gazprom PJSC, ADR	4,034,883	19,117,276
Gazprom PJSC, ADR, OTC	155,011	728,552
LUKOIL PJSC	28,420	2,137,768
LUKOIL PJSC, ADR	416,630	31,122,261
Marathon Oil Corp.	738,300	14,020,317
Noble Energy, Inc.(a)	445,050	11,059,492
Occidental Petroleum Corp.	665,850	44,658,560
PetroChina Co. Ltd., Class H	17,092,157	12,514,858
Petroleo Brasileiro SA (Preference)*	6,210,000	46,175,851

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Pioneer Natural Resources Co.	169,050	$24,895,994
Repsol SA	1,090,200	19,547,848
Royal Dutch Shell plc, Class A	4,312,500	137,784,970
Suncor Energy, Inc.	1,580,100	53,133,231
Tatneft PJSC	1,462,773	17,453,592
TOTAL SA(a)	2,389,037	140,650,437
Woodside Petroleum Ltd.	838,350	20,707,192
		1,549,971,487
Paper & Forest Products – 2.8%
Boise Cascade Co.(a)	93,150	2,868,088
Canfor Corp.*	186,300	2,682,606
Corticeira Amorim SGPS SA(a)	65,550	720,433
Duratex SA*	1,380,000	4,268,731
Interfor Corp.*	162,150	1,797,757
Mondi plc	1,183,350	27,889,309
Stella-Jones, Inc.	120,750	3,876,505
Stora Enso OYJ, Class R	1,745,700	26,316,829
Svenska Cellulosa AB SCA, Class B	1,900,950	18,015,940
UPM-Kymmene OYJ	1,611,150	51,862,838
West Fraser Timber Co. Ltd.	169,050	8,513,967
Western Forest Products, Inc.(a)	1,404,150	1,881,823
		150,694,826
Trading Companies & Distributors – 2.4%
Marubeni Corp.	12,606,900	102,358,801
Mitsui & Co. Ltd.	1,725,000	28,820,057
		131,178,858
Water Utilities – 3.8%
Aguas Andinas SA, Class A	10,722,600	5,574,135
American States Water Co.(a)	141,450	8,659,569
American Water Works Co., Inc.	703,800	62,307,414
Aqua America, Inc.(a)	672,750	21,884,557
California Water Service Group(a)	179,400	7,534,800

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Water Utilities – (continued)
Cia de Saneamento Basico do Estado de Sao Paulo*	1,725,000	$12,979,876
Cia de Saneamento de Minas Gerais-COPASA	345,000	4,764,706
Cia de Saneamento do Parana (Preference)	1,035,000	2,808,669
Guangdong Investment Ltd.	10,277,576	18,354,219
Pennon Group plc(a)	1,442,100	13,749,804
Severn Trent plc	903,900	21,516,871
United Utilities Group plc	2,511,600	23,318,024
		203,452,644
Total Common Stocks (Cost $5,014,610,067)		5,407,931,120
	Principal Amount
SECURITIES LENDING REINVESTMENTS(b) – 2.5%
BANK NOTES – 0.1%
Bank of America NA, Charlotte (ICE LIBOR USD 1 Month + 0.22%), 2.50%, 1/15/2019(c) (Cost $3,000,000)	$3,000,000	3,000,000

CERTIFICATES OF DEPOSIT – 1.0%
China Construction Bank Corp., New York
2.55%, 1/2/2019	2,500,000	2,499,288
Industrial & Commercial Bank of China Ltd., New York Branch
2.53%, 12/24/2018	3,000,000	3,000,000
KBC Bank NV, Brussels
2.40%, 12/27/2018	5,000,000	5,000,000
Mitsubishi UFJ Trust & Banking Corp., New York (ICE LIBOR USD 1 Month + 0.20%), 2.48%, 4/15/2019(c)	3,500,000	3,499,958

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Mizuho Bank Ltd., New York (ICE LIBOR USD 1 Month + 0.25%), 2.53%, 12/10/2018(c)	$3,000,000	$3,000,000
Oversea-Chinese Banking Corp. Ltd., New York (ICE LIBOR USD 1 Month + 0.19%), 2.48%, 4/17/2019(c)	4,000,000	3,999,960
Royal Bank of Canada, New York (ICE LIBOR USD 1 Month + 0.21%), 2.50%, 9/17/2019(c)	4,000,000	4,000,312
Societe Generale, New York (ICE LIBOR USD 1 Month + 0.27%), 2.47%, 12/3/2018(c)	2,500,000	2,500,201
Standard Chartered, New York
2.41%, 11/9/2018	5,500,000	5,500,000
The Chiba Bank Ltd., New York Branch
2.40%, 11/30/2018	4,000,000	4,000,000
The Norinchukin Bank, London
2.45%, 1/14/2019	4,000,000	3,979,280
The Norinchukin Bank, New York
2.32%, 11/14/2018	2,000,000	1,999,950
The Sumitomo Bank Ltd., New York
2.35%, 11/1/2018	1,000,000	1,000,000
(ICE LIBOR USD 1 Month + 0.21%), 2.50%, 5/17/2019(c)	3,000,000	2,999,970
Toronto-Dominion Bank, New York
2.40%, 11/16/2018	2,000,000	2,000,000
(ICE LIBOR USD 1 Month + 0.21%), 2.50%, 9/17/2019(c)	4,000,000	3,999,960

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(b) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
Wells Fargo Bank (San Francisco) NA (ICE LIBOR USD 3 Month + 0.21%), 2.73%, 10/25/2019(c)	$3,500,000	$3,500,000
Westpac Banking Corp., New York (US Federal Funds Effective Rate (continuous series) + 0.45%), 2.65%, 2/15/2019(c)	3,000,000	2,999,991
Total Certificates of Deposit (Cost $59,480,135)		59,478,870

COMMERCIAL PAPER – 0.0%(d)
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.43%), 2.69%, 2/1/2019(c)(e) (Cost $4,000,000)	4,000,000	4,002,768
FUNDING AGREEMENTS – 0.1%
United of Omaha Life Insurance (ICE LIBOR USD 3 Month + 0.12%), 2.45%, 11/30/2018(c) (Cost $3,000,000)	3,000,000	3,000,000
REPURCHASE AGREEMENTS – 1.3%
Citadel Clearing LLC, 2.80%, dated 10/31/2018, due 1/31/2019, repurchase price $5,035,778, collateralized by various Common Stocks; total market value $5,461,073	5,000,000	5,000,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $5,002,392, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $5,038,611	$5,000,000	$5,000,000
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $6,500,795, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $6,555,473	6,500,398	6,500,398
Citigroup Global Markets, Ltd., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $5,000,306, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.50%, maturing 3/31/2019 – 5/15/2048; total market value $5,054,905	5,000,000	5,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(b) – (continued)
REPURCHASE AGREEMENTS – (continued)
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $7,010,426, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $7,109,190	$7,010,000	$7,010,000
ML Pierce Fenner & Smith, Inc., 2.74%, dated 10/31/2018, due 1/31/2019, repurchase price $8,056,018, collateralized by various Common Stocks; total market value $8,898,463	8,000,000	8,000,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $7,800,511, collateralized by various Common Stocks; total market value $8,731,899	7,800,000	7,800,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $25,001,521, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.00%, maturing 11/15/2018 – 8/15/2047; total market value $25,380,813	$25,000,000	$25,000,000
Total Repurchase Agreements (Cost $69,310,398)		69,310,398
Total Securities Lending Reinvestments (Cost $138,790,533)		138,792,036
Total Investments – 102.0% (Cost $5,153,400,600)		5,546,723,156
Liabilities in excess of other assets – (2.0%)		(110,940,096)
NET ASSETS – 100.0%		$5,435,783,060

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $317,900,808, collateralized in the form of cash with a value of $138,793,426 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $22,449,819 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 15, 2018 – August 15, 2047 and $165,887,457 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $327,130,702.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $138,792,036.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(d)	Represents less than 0.05% of net assets.

(e)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Abbreviations

ADR – American Depositary Receipt

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

USD – US Dollar

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$632,031,827
Aggregate gross unrealized depreciation	(264,146,468)
Net unrealized appreciation	$367,885,359
Federal income tax cost	$5,176,785,658

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
DAX Index	2	12/21/2018	EUR	$649,096	$(49,072)
EURO STOXX 50 Index	3	12/21/2018	EUR	108,569	(5,145)
FTSE 100 Index	80	12/21/2018	GBP	7,268,864	(210,022)
FTSE/JSE Top 40 Index	21	12/20/2018	ZAR	659,783	(64,633)
Hang Seng Index	6	11/29/2018	HKD	953,300	(37,175)
MSCI Emerging Markets E-Mini Index	20	12/21/2018	USD	956,700	(88,371)
S&P Midcap 400 E-Mini Index	28	12/21/2018	USD	5,109,440	(561,761)
S&P/TSX 60 Index	61	12/20/2018	CAD	8,307,055	(538,037)
SPI 200 Index	39	12/20/2018	AUD	4,006,599	(236,848)
TOPIX Index	2	12/13/2018	JPY	290,816	(29,557)
					$(1,820,621)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
BRL*	12,413,326	BNP Paribas SA	USD	3,300,000	12/19/2018	$27,835
RUB*	43,433,812	Morgan Stanley	USD	623,004	12/19/2018	33,752
USD	2,500,000	Toronto-Dominion Bank (The)	AUD	3,429,073	12/19/2018	68,363
USD	3,900,000	Toronto-Dominion Bank (The)	CAD	5,028,878	12/19/2018	66,817
USD	1,003,471	Goldman Sachs & Co.	CHF	961,534	12/19/2018	42,839
USD	1,470,000	Bank of Montreal	EUR	1,243,131	12/19/2018	55,335
USD	800,000	Toronto-Dominion Bank (The)	EUR	675,769	12/19/2018	30,985
USD	850,000	Morgan Stanley	GBP	643,467	12/19/2018	25,780
USD	2,340,000	Bank of Montreal	JPY	262,675,296	12/19/2018	2,698
USD	51,105	Goldman Sachs & Co.	KRW*	57,507,731	12/19/2018	567
USD	600,000	Toronto-Dominion Bank (The)	NOK	4,868,972	12/19/2018	19,399

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	440,000	JPMorgan Chase Bank	NZD	660,329	12/19/2018	$8,591
USD	343,350	Goldman Sachs & Co.	RUB*	22,622,371	12/19/2018	1,280
USD	272,964	Citibank NA	SGD	374,784	12/19/2018	2,046
Total unrealized appreciation						$386,287
AUD	2,970,230	BNP Paribas SA	USD	2,146,453	12/19/2018	$(40,193)
AUD	836,292	Citibank NA	USD	600,000	12/19/2018	(6,966)
AUD	1,995,296	Goldman Sachs & Co.	USD	1,430,000	12/19/2018	(15,088)
CAD	2,269,936	Citibank NA	USD	1,750,000	12/19/2018	(19,778)
CAD	907,258	Goldman Sachs & Co.	USD	700,000	12/19/2018	(8,457)
CAD	4,744,131	Toronto-Dominion Bank (The)	USD	3,650,640	12/19/2018	(34,501)
EUR	1,588,764	Goldman Sachs & Co.	USD	1,869,455	12/19/2018	(61,466)
GBP	533,360	Bank of Montreal	USD	700,000	12/19/2018	(16,816)
GBP	1,552,007	BNP Paribas SA	USD	2,039,922	12/19/2018	(51,949)
GBP	532,855	Citibank NA	USD	704,000	12/19/2018	(21,464)
GBP	953,076	Goldman Sachs & Co.	USD	1,250,000	12/19/2018	(29,201)
INR*	14,832,540	Toronto-Dominion Bank (The)	USD	202,817	12/19/2018	(3,377)
JPY	27,794,844	Goldman Sachs & Co.	USD	250,157	12/19/2018	(2,837)
NOK	9,936,829	Bank of New York	USD	1,208,539	12/19/2018	(23,620)
NOK	3,026,372	Goldman Sachs & Co.	USD	370,000	12/19/2018	(9,120)
NZD	773,909	Citibank NA	USD	509,464	12/19/2018	(3,850)
SEK	2,899,134	Goldman Sachs & Co.	USD	325,020	12/19/2018	(6,336)
USD	2,259,921	Goldman Sachs & Co.	BRL*	9,400,143	12/19/2018	(260,122)
USD	1,020,501	Morgan Stanley	HKD	7,996,691	12/19/2018	(978)
USD	313,000	Goldman Sachs & Co.	RUB*	20,811,441	12/19/2018	(1,686)
Total unrealized depreciation						$(617,805)
Net unrealized depreciation						$(231,518)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	8.7%
Brazil	4.8
Canada	10.8
Chile	0.1
China	1.4
Finland	1.4
France	3.8
Germany	0.6
India	0.9
Indonesia	0.3
Israel	0.4
Italy	0.8
Japan	3.0
Malaysia	1.6
Mexico	0.7
New Zealand	0.8
Norway	4.0
Philippines	0.1
Portugal	0.0 †
Russia	2.1
Singapore	1.4
South Africa	0.3
South Korea	0.7
Spain	0.4
Sweden	0.8
Thailand	0.4
United Kingdom	16.3
United States	32.9
Other[1]	0.5
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.3%
Air Freight & Logistics – 2.8%
bpost SA(a)	54,537	$828,646
CTT-Correios de Portugal SA(a)	76,832	295,115
Deutsche Post AG (Registered)	522,389	16,543,405
Oesterreichische Post AG(a)	16,464	669,325
PostNL NV(a)	236,327	700,487
Royal Mail plc	533,708	2,448,184
Singapore Post Ltd.(a)	686,000	515,193
		22,000,355
Commercial Services & Supplies – 3.4%
Bingo Industries Ltd.(a) (b)	272,342	461,324
China Everbright International Ltd.(a)	2,133,185	1,700,692
Clean Harbors, Inc.* (a)	9,604	653,456
Cleanaway Co. Ltd.	46,000	253,466
Cleanaway Waste Management Ltd.	1,086,624	1,386,261
Covanta Holding Corp.(a)	22,638	332,552
Daiseki Co. Ltd.	23,200	549,704
Insun ENT Co. Ltd.*	2,034	10,120
Republic Services, Inc.	37,044	2,692,358
Shanghai Youngsun Investment Co. Ltd., Class B* ^ (c)	57,800	168,892
Stericycle, Inc.*	12,691	634,169
Waste Connections, Inc.	139,258	10,671,940
Waste Management, Inc.	72,030	6,444,524
		25,959,458
Diversified Financial Services – 0.1%
Metro Pacific Investments Corp.	5,246,700	470,688
Diversified Telecommunication Services – 15.6%
AT&T, Inc.	1,187,123	36,420,934
BCE, Inc.	148,176	5,748,766
BT Group plc	1,439,914	4,425,759
Cellnex Telecom SA(a) (b)	29,155	727,080
CenturyLink, Inc.(a)	154,007	3,178,705
Chunghwa Telecom Co. Ltd.	751,000	2,657,612
Deutsche Telekom AG (Registered)	537,481	8,827,351

Investments	Shares	Value
Diversified Telecommunication Services – (continued)
Infrastrutture Wireless Italiane SpA(b)	42,875	$298,764
Nippon Telegraph & Telephone Corp.	210,800	8,872,447
Telefonica SA	770,035	6,315,069
Telstra Corp. Ltd.	1,955,443	4,268,634
Verizon Communications, Inc.	681,884	38,928,758
		120,669,879
Electric Utilities – 12.3%
American Electric Power Co., Inc.	82,320	6,038,995
Duke Energy Corp.	114,562	9,466,258
Edison International(a)	52,479	3,641,518
Enel SpA	3,563,084	17,497,018
Exelon Corp.	160,867	7,047,583
Iberdrola SA	2,691,864	19,080,903
NextEra Energy, Inc.(a)	78,204	13,490,190
PG&E Corp.*	83,349	3,901,567
PPL Corp.	112,504	3,420,122
Southern Co. (The)	164,983	7,429,184
Xcel Energy, Inc.	85,407	4,185,797
		95,199,135
Equity Real Estate Investment Trusts (REITs) – 4.2%
American Tower Corp.(a)	73,402	11,436,766
CoreCivic, Inc.	16,464	369,781
Crown Castle International Corp.	68,943	7,496,862
CyrusOne, Inc.	16,807	894,637
Digital Realty Trust, Inc.(a)	34,643	3,577,236
Equinix, Inc.	13,034	4,936,497
GEO Group, Inc. (The)(a)	21,609	477,775
Keppel DC REIT(a)	171,500	164,713
SBA Communications Corp.* (a)	19,551	3,170,586
		32,524,853
Gas Utilities – 0.7%
APA Group	455,504	3,099,249
Beijing Enterprises Holdings Ltd.	234,500	1,268,311

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Gas Utilities – (continued)
Infraestructura Energetica Nova SAB de CV	34,300	$134,873
Petronas Gas Bhd.	240,100	1,048,878
		5,551,311
Health Care Providers & Services – 3.2%
Acadia Healthcare Co., Inc.* (a)	12,348	512,442
Bangkok Dusit Medical Services PCL, NVDR	5,762,400	4,258,787
Bumrungrad Hospital PCL, NVDR	240,100	1,397,867
Encompass Health Corp.(a)	17,150	1,154,195
HCA Healthcare, Inc.(a)	47,334	6,320,509
Healthscope Ltd.(a)	924,042	1,381,870
IHH Healthcare Bhd.	1,131,900	1,352,491
Life Healthcare Group Holdings Ltd.	701,778	1,164,382
LifePoint Health, Inc.*	7,546	489,434
Netcare Ltd.	685,314	1,152,381
Ramsay Health Care Ltd.(a)	73,402	2,924,770
Spire Healthcare Group plc(a) (b)	114,219	171,338
Tenet Healthcare Corp.*	14,063	361,841
Universal Health Services, Inc., Class B	15,092	1,834,584
		24,476,891
IT Services – 0.0%(d)
NEXTDC Ltd.* (a)	39,102	162,679
Media – 5.4%
Charter Communications, Inc., Class A*	26,411	8,461,292
Comcast Corp., Class A	753,914	28,754,280
DISH Network Corp., Class A* (a)	35,672	1,096,557
Liberty Global plc, Class C*	92,267	2,310,366
Sirius XM Holdings, Inc.(a)	229,124	1,379,326
		42,001,821
Multi-Utilities – 7.9%
Consolidated Edison, Inc.	52,136	3,962,336

Investments	Shares	Value
Multi-Utilities – (continued)
Dominion Energy, Inc.(a)	106,330	$7,594,088
Engie SA	850,640	11,348,953
National Grid plc	1,564,423	16,575,222
Public Service Enterprise Group, Inc.	84,721	4,526,643
Sempra Energy(a)	44,247	4,872,480
Suez	204,428	2,961,353
Veolia Environnement SA	298,410	5,957,559
WEC Energy Group, Inc.	53,165	3,636,486
		61,435,120
Oil, Gas & Consumable Fuels – 10.0%
Enagas SA	107,016	2,842,205
Enbridge Income Fund Holdings, Inc.(a)	64,141	1,488,198
Enbridge, Inc.	785,470	24,534,536
Inter Pipeline Ltd.	178,360	2,899,666
Keyera Corp.	96,383	2,407,281
Kinder Morgan, Inc.(a)	318,304	5,417,534
Koninklijke Vopak NV	28,812	1,305,817
ONEOK, Inc.(a)	68,943	4,522,661
Pembina Pipeline Corp.	232,554	7,540,186
Plains GP Holdings LP, Class A*	24,353	520,424
Polskie Gornictwo Naftowe i Gazownictwo SA	697,319	1,139,580
Snam SpA	1,032,430	4,274,430
TransCanada Corp.(a)	408,856	15,454,492
Williams Cos., Inc. (The)	133,427	3,246,279
		77,593,289
Road & Rail – 19.2%
Aurizon Holdings Ltd.	1,053,010	3,134,547
Canadian National Railway Co.	339,570	29,099,720
Canadian Pacific Railway Ltd.	76,489	15,724,147
Central Japan Railway Co.	109,500	21,006,380
CSX Corp.	145,089	9,990,829
East Japan Railway Co.	205,800	18,007,842
Hankyu Hanshin Holdings, Inc.	137,200	4,522,476
Kansas City Southern(a)	17,493	1,783,586
Keikyu Corp.(a)	146,400	2,167,688
Keisei Electric Railway Co. Ltd.	90,500	2,786,651
MTR Corp. Ltd.	886,132	4,295,356

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Road & Rail – (continued)
Norfolk Southern Corp.	46,991	$7,886,500
Tobu Railway Co. Ltd.	111,500	3,097,359
Union Pacific Corp.	122,451	17,904,785
West Japan Railway Co.	102,900	6,908,629
		148,316,495
Transportation Infrastructure – 7.3%
Aena SME SA(a) (b)	39,445	6,308,439
Aeroports de Paris	14,749	3,089,929
Airports of Thailand PCL, NVDR	2,298,100	4,436,754
Atlantia SpA(a)	250,390	5,038,590
Atlas Arteria Ltd.(a)	364,266	1,763,325
Auckland International Airport Ltd.	501,809	2,290,492
Bangkok Expressway & Metro PCL, NVDR	4,630,500	1,187,308
CCR SA	686,000	2,025,958
China Merchants Port Holdings Co. Ltd.	686,000	1,167,339
COSCO SHIPPING Ports Ltd.(a)	933,676	952,804
Flughafen Zurich AG (Registered)	9,947	1,969,820
Getlink	247,989	3,123,136
Grupo Aeroportuario del Pacifico SAB de CV, Class B	205,800	1,707,802
International Container Terminal Services, Inc.	946,680	1,601,244
Novorossiysk Commercial Sea Port PJSC	1,176,147	109,761
Promotora y Operadora de Infraestructura SAB de CV	116,620	1,064,558
Qube Holdings Ltd.(a)	771,407	1,339,500
Sydney Airport	1,204,959	5,499,854
Transurban Group	1,394,981	11,211,776
Westshore Terminals Investment Corp.	24,010	438,789
		56,327,178
Water Utilities – 2.5%
Aguas Andinas SA, Class A	1,311,632	681,851
American Water Works Co., Inc.	30,184	2,672,190

Investments	Shares	Value
Water Utilities – (continued)
Aqua America, Inc.(a)	31,556	$1,026,517
Beijing Enterprises Water Group Ltd.	2,744,000	1,396,607
Cia de Saneamento Basico do Estado de Sao Paulo*	171,500	1,290,463
Cia de Saneamento do Parana (Preference)	137,200	372,318
Eastern Water Resources Development and Management PCL, NVDR	135,600	45,404
Guangdong Investment Ltd.	1,534,000	2,739,495
Pennon Group plc	225,694	2,151,895
Severn Trent plc	129,654	3,086,346
United Utilities Group plc	366,324	3,401,000
WHA Utilities and Power PCL, NVDR	686,000	125,198
		18,989,284
Wireless Telecommunication Services – 4.7%
China Mobile Ltd.	925,500	8,653,615
KDDI Corp.	293,200	7,312,139
SoftBank Group Corp.	146,200	11,721,391
Vodafone Group plc	4,432,932	8,372,789
		36,059,934
Total Common Stocks (Cost $740,569,657)		767,738,370
	Principal Amount
SECURITIES LENDING REINVESTMENTS(e) – 4.9%
COMMERCIAL PAPER – 0.1%
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.43%), 2.69%, 2/1/2019(f) (g) (Cost $1,000,000)	$1,000,000	1,000,692

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
REPURCHASE AGREEMENTS – 4.8%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $3,665,006, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $3,695,832	$3,664,782	$3,664,782
Citigroup Global Markets, Ltd., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $3,000,183, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.50%, maturing 3/31/2019 – 5/15/2048; total market value $3,032,943	3,000,000	3,000,000
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $17,001,034, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $17,240,548	17,000,000	17,000,000
ML Pierce Fenner & Smith, Inc., 2.74%, dated 10/31/2018, due 1/31/2019, repurchase price $2,014,004, collateralized by various Common Stocks; total market value $2,224,616	2,000,000	2,000,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $5,300,348, collateralized by various Common Stocks; total market value $5,933,213	$5,300,000	$5,300,000
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $6,000,365, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.00%, maturing 11/15/2018 – 8/15/2047; total market value $6,091,395	6,000,000	6,000,000
Total Repurchase Agreements (Cost $36,964,782)		36,964,782
Total Securities Lending Reinvestments (Cost $37,964,782)		37,965,474
Total Investments – 104.2% (Cost $778,534,439)		805,703,844
Liabilities in excess of other assets – (4.2%)		(32,341,089)
NET ASSETS – 100.0%		$773,362,755

*	Non-income producing security.

^	Security subject to restrictions on resale.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $54,553,663, collateralized in the form of cash with a value of $37,964,782 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,240,522 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 15, 2018 – February 15, 2048 and $16,620,092 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $56,825,396.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $168,892, which represents approximately 0.02% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $37,965,474.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(g)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

USD – US Dollar

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$88,404,799
Aggregate gross unrealized depreciation	(63,405,916)
Net unrealized appreciation	$24,998,883
Federal income tax cost	$780,420,549

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	14	12/21/2018	EUR	$506,655	$(21,807)
FTSE 100 Index	7	12/21/2018	GBP	636,025	(13,924)
S&P 500 E-Mini Index	14	12/21/2018	USD	1,897,770	(109,414)
S&P/TSX 60 Index	10	12/20/2018	CAD	1,361,812	(82,138)
SPI 200 Index	3	12/20/2018	AUD	308,200	(13,355)
TOPIX Index	6	12/13/2018	JPY	872,447	(29,455)
					$(270,093)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	162,315	BNP Paribas SA	AUD	224,609	12/19/2018	$3,039
USD	245,000	Toronto-Dominion Bank (The)	CAD	315,917	12/19/2018	4,198
Total unrealized appreciation						$7,237
CAD	357,290	Citibank NA	USD	274,000	12/19/2018	$(1,661)
CAD	234,733	Goldman Sachs & Co.	USD	180,000	12/19/2018	(1,078)
CAD	142,407	Toronto-Dominion Bank (The)	USD	109,583	12/19/2018	(1,036)
EUR	152,212	Citibank NA	USD	180,000	12/19/2018	(6,785)

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
EUR	157,228	Goldman Sachs & Co.	USD	185,006	12/19/2018	$(6,083)
JPY	18,985,104	Citibank NA	USD	170,000	12/19/2018	(1,069)
JPY	37,563,413	Goldman Sachs & Co.	USD	338,075	12/19/2018	(3,834)
USD	510,000	Citibank NA	JPY	57,316,911	12/19/2018	(10)
Total unrealized depreciation						$(21,556)
Net unrealized depreciation						$(14,319)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

FlexShares® STOXX® Global Broad Infrastructure Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	4.7%
Austria	0.1
Belgium	0.1
Brazil	0.5
Canada	15.0
Chile	0.1
China	2.3
France	3.4
Germany	3.3
Hong Kong	0.6
Italy	3.5
Japan	11.2
Malaysia	0.3
Mexico	0.4
Netherlands	0.3
New Zealand	0.3
Philippines	0.3
Poland	0.1
Portugal	0.0	†
Russia	0.0	†
Singapore	0.1
South Africa	0.3
South Korea	0.0	†
Spain	4.6
Switzerland	0.3
Taiwan	0.4
Thailand	1.5
United Kingdom	5.2
United States	40.4
Other[1]	0.7
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 97.2%
Diversified Financial Services – 0.3%
Corp. Financiera Alba SA	19,380	$932,139
Equity Real Estate Investment Trusts (REITs) – 76.9%
AEON REIT Investment Corp.(a)	950	1,048,026
Agree Realty Corp.(a)	17,670	1,011,961
alstria office REIT-AG	68,590	988,546
American Homes 4 Rent, Class A	100,225	2,111,741
Apple Hospitality REIT, Inc.	88,825	1,436,300
Argosy Property Ltd.	19,000	13,276
AvalonBay Communities, Inc.	18,050	3,165,609
Big Yellow Group plc	79,610	877,349
Boardwalk REIT(a)	9,975	372,263
British Land Co. plc (The)	336,015	2,541,712
BWP Trust(a)	260,205	638,094
Camden Property Trust	51,110	4,613,700
Canadian Apartment Properties REIT	39,805	1,418,825
Champion REIT	1,330,000	895,783
Charter Hall Group	140,790	688,516
Chesapeake Lodging Trust(a)	35,055	1,030,266
Columbia Property Trust, Inc.	70,870	1,591,032
CoreSite Realty Corp.(a)	17,290	1,622,839
Cousins Properties, Inc.	191,045	1,587,584
Covivio	17,005	1,709,992
Derwent London plc	43,700	1,635,485
Dexus	545,490	3,943,483
DiamondRock Hospitality Co.	101,365	1,059,264
Dream Global REIT	110,580	1,130,008
Dream Office REIT	11,685	207,318
Duke Realty Corp.	175,370	4,834,951
EastGroup Properties, Inc.	20,330	1,947,411
Equinix, Inc.	855	323,823
Equity Commonwealth	71,535	2,130,312
Equity LifeStyle Properties, Inc.	45,315	4,290,877
Equity Residential	185,725	12,064,696
Eurocommercial Properties NV, CVA	23,750	879,955
First Industrial Realty Trust, Inc.	59,850	1,837,395
Four Corners Property Trust, Inc.	36,670	956,354
Frasers Centrepoint Trust	589,000	918,718

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Frontier Real Estate Investment Corp.	285	$1,092,220
Fukuoka REIT Corp.	190	287,050
Gecina SA	25,460	3,741,515
Getty Realty Corp.	29,545	792,692
Goodman Property Trust	584,440	572,459
Granite REIT	22,610	935,907
Green REIT plc	417,525	689,746
Grivalia Properties REIC AE	35,625	306,370
Growthpoint Properties Australia Ltd.(a)	273,030	702,441
H&R REIT(a)	47,975	727,342
Hansteen Holdings plc	25,745	31,646
Hersha Hospitality Trust(a)	38,000	667,280
Highwoods Properties, Inc.	44,935	1,916,028
Host Hotels & Resorts, Inc.	382,090	7,301,740
Inmobiliaria Colonial Socimi SA(a)	157,700	1,585,803
Investa Office Fund	281,675	1,107,986
Japan Excellent, Inc.	760	985,902
Japan Rental Housing Investments, Inc.(a)	1,235	968,477
Killam Apartment REIT	70,585	869,111
Kilroy Realty Corp.(a)	15,675	1,079,694
LaSalle Hotel Properties	61,370	2,025,824
Liberty Property Trust	73,245	3,066,768
Life Storage, Inc.	26,600	2,504,656
Link REIT	1,166,500	10,341,576
LondonMetric Property plc(a)	470,250	1,083,354
Mapletree North Asia Commercial Trust(b)	1,358,500	1,108,539
Merlin Properties Socimi SA	179,835	2,257,683
MGM Growth Properties LLC, Class A	37,240	1,053,520
Mori Trust Sogo Reit, Inc.	760	1,077,489
National Health Investors, Inc.(a)	24,985	1,835,398
National Retail Properties, Inc.	87,590	4,094,833
Nippon Accommodations Fund, Inc.(a)	285	1,305,613
Park Hotels & Resorts, Inc.	110,200	3,203,514
Parkway Life REIT	104,500	196,202
Pebblebrook Hotel Trust(a)	34,200	1,152,882

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Piedmont Office Realty Trust, Inc., Class A	75,050	$1,352,401
PotlatchDeltic Corp.	12,635	458,019
Precinct Properties New Zealand Ltd.	856,235	788,361
Premier Investment Corp.(a)	1,045	1,080,603
Prologis, Inc.	271,985	17,534,873
PS Business Parks, Inc.(a)	10,450	1,364,770
Public Storage	2,660	546,550
Ramco-Gershenson Properties Trust(a)	67,260	893,213
Rayonier, Inc.	66,120	1,996,824
Retail Properties of America, Inc., Class A	79,040	969,821
RioCan REIT(a)	78,185	1,428,852
Sabra Health Care REIT, Inc.(a)	98,705	2,136,963
Scentre Group	2,823,590	7,964,853
Segro plc	496,185	3,896,566
Senior Housing Properties Trust(a)	132,620	2,131,203
Shaftesbury plc	49,970	572,727
Simon Property Group, Inc.	28,690	5,265,189
SL Green Realty Corp.	49,305	4,499,574
SmartCentres REIT	48,070	1,101,044
Societe Fonciere Lyonnaise SA	1,615	115,282
Spirit Realty Capital, Inc.	170,240	1,331,277
Summit Hotel Properties, Inc.(a)	24,700	284,544
Sunlight REIT	475,000	285,991
Sunstone Hotel Investors, Inc.	105,640	1,528,611
Terreno Realty Corp.	32,585	1,219,657
Tritax Big Box REIT plc(a)	535,040	976,932
UNITE Group plc (The)	152,855	1,665,022
Urstadt Biddle Properties, Inc., Class A	34,865	694,162
Vastned Retail NV	4,655	184,602
VICI Properties, Inc.	159,505	3,443,713
Weingarten Realty Investors	69,540	1,955,465
Weyerhaeuser Co.	364,800	9,714,624
Workspace Group plc	80,845	992,710
Xenia Hotels & Resorts, Inc.	53,960	1,108,878
		211,676,600

Investments	Shares	Value
Household Durables – 0.4%
Iida Group Holdings Co. Ltd.(a)	57,000	$1,037,420
Real Estate Management & Development – 19.6%
ADO Properties SA(b)	16,720	987,961
Aeon Mall Co. Ltd.	47,500	879,248
City Developments Ltd.	161,500	922,491
CK Asset Holdings Ltd.	660,000	4,285,277
CLS Holdings plc	101,270	282,087
Daejan Holdings plc	475	35,627
Daibiru Corp.	104,500	1,055,602
Daikyo, Inc.(a)	9,500	249,338
Entra ASA(b)	72,485	984,870
Fabege AB	133,475	1,707,192
First Capital Realty, Inc.	58,425	873,761
Forestar Group, Inc.* (a)	28,595	514,710
Goldcrest Co. Ltd.	9,500	148,576
GuocoLand Ltd.(a)	503,500	607,196
Heiwa Real Estate Co. Ltd.	47,500	880,510
Helical plc	23,085	91,735
Henderson Land Development Co. Ltd.	604,530	2,814,673
HKR International Ltd.(a)	836,000	398,837
Hongkong Land Holdings Ltd.	541,500	3,205,680
Hysan Development Co. Ltd.	95,000	445,347
Kenedix, Inc.(a)	161,500	840,020
Kungsleden AB	138,415	969,997
LendLease Group	315,780	3,939,040
Leopalace21 Corp.(a)	66,500	277,537
Nomura Real Estate Holdings, Inc.	52,300	982,001
NTT Urban Development Corp.(a)	104,500	1,554,698
Olav Thon Eiendomsselskap ASA	11,780	204,907
Relo Group, Inc.(a)	47,500	1,122,104
St Joe Co. (The)* (a)	24,605	373,750
St Modwen Properties plc	227,145	1,086,057
Sumitomo Realty & Development Co. Ltd.	173,000	5,952,408
Swire Pacific Ltd., Class A	232,500	2,412,669
Swire Pacific Ltd., Class B	475,000	764,663
Swire Properties Ltd.	665,000	2,269,147
TAG Immobilien AG	69,730	1,594,373
Tejon Ranch Co.* (a)	41,990	797,810

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Tokyo Tatemono Co. Ltd.	43,700	$471,250
Tokyu Fudosan Holdings Corp.	237,500	1,338,443
Vonovia SE	53,580	2,453,850
Wharf Real Estate Investment Co. Ltd.	344,000	2,130,418
Wihlborgs Fastigheter AB	75,810	857,992
Wing Tai Holdings Ltd.	9,500	13,240
Yanlord Land Group Ltd.	351,500	319,822
		54,096,914
Total Common Stocks (Cost $258,074,535)		267,743,073
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 2.7%
REPURCHASE AGREEMENTS – 2.7%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $2,035,864, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $2,052,988	$2,035,740	2,035,740
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $300,144, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $302,317	300,000	300,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Citigroup Global Markets, Ltd., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $3,000,183, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.50%, maturing 3/31/2019 – 5/15/2048; total market value $3,032,943	$3,000,000	$3,000,000
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $1,000,061, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $1,014,150	1,000,000	1,000,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $1,100,072, collateralized by various Common Stocks; total market value $1,231,422	1,100,000	1,100,000
		7,435,740
Total Securities Lending Reinvestments (Cost $7,435,740)		7,435,740
Total Investments – 99.9% (Cost $265,510,275)		275,178,813
Other Assets Less Liabilities – 0.1%		152,919
NET ASSETS – 100.0%		$275,331,732

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $21,241,872, collateralized in the form of cash with a value of $7,435,740 that was reinvested in the securities shown in the

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Securities Lending Reinvestment section of the Schedule of Investments; $7,128,540 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 15, 2018 – August 15, 2047 and $7,772,454 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $22,336,734.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $7,435,740.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,091,586
Aggregate gross unrealized depreciation	(12,770,872)
Net unrealized appreciation	$8,320,714
Federal income tax cost	$266,449,671

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	2	12/21/2018	EUR	$72,379	$(1,968)
FTSE 100 Index	4	12/21/2018	GBP	363,443	(11,499)
Hang Seng Index	2	11/29/2018	HKD	317,767	(12,392)
Nikkei 225 Index	6	12/13/2018	JPY	580,435	(7,425)
S&P 500 E-Mini Index	30	12/21/2018	USD	4,066,650	(273,483)
S&P/TSX 60 Index	3	12/20/2018	CAD	408,544	(25,754)
SPI 200 Index	17	12/20/2018	AUD	1,746,466	(87,868)
					$(420,389)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
HKD	3,136,373	Morgan Stanley	USD	400,249	12/19/2018	$383
USD	159,568	Toronto-Dominion Bank (The)	CAD	207,364	12/19/2018	1,508
USD	47,565	Goldman Sachs & Co.	EUR	40,423	12/19/2018	1,564
USD	400,000	Toronto-Dominion Bank (The)	EUR	343,547	12/19/2018	9,049
USD	720,000	Toronto-Dominion Bank (The)	SGD	987,370	12/19/2018	6,266
Total unrealized appreciation						$18,770
GBP	187,683	BNP Paribas SA	USD	246,687	12/19/2018	$(6,282)
SGD	96,492	Citibank NA	USD	70,277	12/19/2018	(527)
Total unrealized depreciation						$(6,809)
Net unrealized appreciation						$11,961

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

FlexShares® Global Quality Real Estate Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SGD – Singapore Dollar

USD – US Dollar

FlexShares® Global Quality Real Estate Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	6.9%
Canada	3.3
France	2.0
Germany	2.2
Greece	0.1
Hong Kong	9.8
Ireland	0.3
Japan	8.9
Netherlands	0.4
New Zealand	0.5
Norway	0.4
Singapore	2.7
Spain	1.7
Sweden	1.3
United Kingdom	5.7
United States	51.0
Other[1]	2.8
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2018

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 100.0%
FlexShares® Global Quality Real Estate Index Fund(a)	95,256	$5,511,512
FlexShares® Global Upstream Natural Resources Index Fund(a)	43,239	1,361,164
FlexShares® STOXX® Global Broad Infrastructure Index Fund(a)	156,072	7,009,193
Total Exchange Traded Funds (Cost $14,429,243)		13,881,869

Total Investments – 100.0% (Cost $14,429,243)		13,881,869
Other Assets Less Liabilities – 0.0%(b)		5,144
NET ASSETS – 100.0%		$13,887,013
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Funds.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,124
Aggregate gross unrealized depreciation	(586,517)
Net unrealized depreciation	$(563,393)
Federal income tax cost	$14,445,262

The underlying index of the FlexShares® Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares Funds. The Schedules of Investments of the affiliated FlexShares Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2018, was as follows:

Security	Value October 31, 2017	Purchases at Cost	Sales Proceeds	Shares October 31, 2018	Value October 31, 2018	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/(Loss)
FlexShares® Global Quality Real Estate Index Fund	$2,485,751	$3,565,430	$137,403	95,256	$5,511,512	$(397,953)	$134,232	$(4,313)
FlexShares® Global Upstream Natural Resources Index Fund	680,722	946,317	224,758	43,239	1,361,164	(34,567)	32,690	(6,550)
FlexShares® STOXX® Global Broad Infrastructure Index Fund	3,151,901	4,444,343	169,563	156,072	7,009,193	(406,825)	174,693	(10,663)
	$6,318,374	$8,956,090	$531,724	294,567	$13,881,869	$(839,345)	$341,615	$(21,526)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.2%
Aerospace & Defense – 3.0%
Boeing Co. (The)	80,580	$28,594,619
Lockheed Martin Corp.	82,160	24,142,716
		52,737,335
Banks – 3.9%
Bank of America Corp.	352,340	9,689,350
Citigroup, Inc.	77,420	5,067,913
JPMorgan Chase & Co.	187,230	20,411,815
Wells Fargo & Co.	625,680	33,304,946
		68,474,024
Beverages – 0.6%
Coca-Cola Co. (The)	116,920	5,598,130
Keurig Dr Pepper, Inc.	62,410	1,622,660
PepsiCo, Inc.	33,180	3,728,768
		10,949,558
Biotechnology – 1.7%
AbbVie, Inc.(a)	383,150	29,828,227
Capital Markets – 3.6%
Ameriprise Financial, Inc.	67,150	8,544,166
Eaton Vance Corp.(a)	255,960	11,530,998
Invesco Ltd.(a)	656,490	14,252,398
Lazard Ltd., Class A	120,870	4,803,374
LPL Financial Holdings, Inc.	186,440	11,484,704
T. Rowe Price Group, Inc.	129,560	12,566,024
		63,181,664
Chemicals – 0.6%
LyondellBasell Industries NV, Class A	122,450	10,931,112
Communications Equipment – 2.5%
Cisco Systems, Inc.	554,580	25,372,035
InterDigital, Inc.(a)	123,240	8,743,878
Juniper Networks, Inc.	341,280	9,989,266
		44,105,179
Consumer Finance – 0.3%
Navient Corp.	430,550	4,985,769

Investments	Shares	Value
Consumer Finance – (continued)
Santander Consumer USA Holdings, Inc.	45,820	$859,125
		5,844,894
Containers & Packaging – 0.0%(b)
Packaging Corp. of America	5,563	510,739
Diversified Consumer Services – 0.6%
H&R Block, Inc.(a)	369,720	9,812,369
Diversified Telecommunication Services – 2.5%
AT&T, Inc.	831,870	25,521,771
Verizon Communications, Inc.	307,310	17,544,328
		43,066,099
Electric Utilities – 2.9%
Edison International	178,540	12,388,891
Entergy Corp.(a)	12,640	1,061,128
Exelon Corp.	240,950	10,556,019
FirstEnergy Corp.(a)	206,190	7,686,763
Portland General Electric Co.	160,370	7,229,480
PPL Corp.	385,520	11,719,808
		50,642,089
Electronic Equipment, Instruments & Components – 0.6%
CDW Corp.	112,970	10,168,430
Energy Equipment & Services – 0.4%
RPC, Inc.(a)	508,760	7,570,349
Entertainment – 0.4%
Activision Blizzard, Inc.(a)	66,895	4,619,100
Walt Disney Co. (The)(a)	14,220	1,632,882
		6,251,982
Equity Real Estate Investment Trusts (REITs) – 5.5%
Apple Hospitality REIT, Inc.	333,380	5,390,755
CoreCivic, Inc.	398,950	8,960,417
Gaming and Leisure Properties, Inc.	364,190	12,269,561
Host Hotels & Resorts, Inc.(a)	637,530	12,183,198
Kimco Realty Corp.(a)	655,700	10,550,213

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Lamar Advertising Co., Class A(a)	132,720	$9,731,030
LaSalle Hotel Properties	244,110	8,058,071
Park Hotels & Resorts, Inc.	51,350	1,492,745
Retail Properties of America, Inc., Class A	241,740	2,966,150
Senior Housing Properties Trust	56,090	901,366
Simon Property Group, Inc.	55,300	10,148,656
Spirit Realty Capital, Inc.(a)	251,220	1,964,540
Uniti Group, Inc.	168,270	3,220,688
WP Carey, Inc.(a)	126,400	8,343,664
		96,181,054
Food & Staples Retailing – 2.8%
Walgreens Boots Alliance, Inc.(a)	18,170	1,449,421
Walmart, Inc.	481,110	48,245,711
		49,695,132
Gas Utilities – 0.4%
National Fuel Gas Co.(a)	127,980	6,948,034
Health Care Providers & Services – 2.0%
Anthem, Inc.	38,563	10,626,806
Cardinal Health, Inc.	55,300	2,798,180
McKesson Corp.	91,640	11,433,006
UnitedHealth Group, Inc.	41,080	10,736,258
		35,594,250
Hotels, Restaurants & Leisure – 0.0%(b)
Darden Restaurants, Inc.(a)	7,612	811,059
Household Products – 1.0%
Clorox Co. (The)(a)	37,130	5,511,948
Kimberly-Clark Corp.(a)	119,290	12,441,947
		17,953,895
Industrial Conglomerates – 2.6%
3M Co.	173,010	32,916,883
General Electric Co.	1,299,550	13,125,455
		46,042,338

Investments	Shares	Value
Insurance – 4.2%
Aflac, Inc.	258,330	$11,126,273
Allstate Corp. (The)	97,960	9,376,731
Arthur J Gallagher & Co.(a)	82,160	6,080,662
First American Financial Corp.	6,823	302,463
Principal Financial Group, Inc.	152,470	7,176,763
Prudential Financial, Inc.	46,610	4,371,086
Travelers Cos., Inc. (The)	158,790	19,869,393
Unum Group(a)	442,400	16,041,424
		74,344,795
IT Services – 6.0%
Accenture plc, Class A	197,500	31,129,950
Broadridge Financial Solutions, Inc.(a)	82,160	9,607,790
Fidelity National Information Services, Inc.(a)	93,220	9,704,202
International Business Machines Corp.	84,530	9,757,298
Jack Henry & Associates, Inc.(a)	94,010	14,085,518
Mastercard, Inc., Class A	30,020	5,934,054
Science Applications International Corp.(a)	75,050	5,216,726
Total System Services, Inc.	123,240	11,233,326
Visa, Inc., Class A(a)	42,660	5,880,681
Western Union Co. (The)(a)	139,830	2,522,533
		105,072,078
Machinery – 0.9%
Cummins, Inc.(a)	120,080	16,413,735
Media – 0.5%
Comcast Corp., Class A	140,620	5,363,247
Omnicom Group, Inc.(a)	44,240	3,287,917
		8,651,164
Metals & Mining – 1.2%
Nucor Corp.	210,930	12,470,182
Steel Dynamics, Inc.	199,870	7,914,852
		20,385,034

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 1.2%
MFA Financial, Inc.	138,250	$958,072
New Residential Investment Corp.	576,700	10,311,396
Starwood Property Trust, Inc.(a)	435,290	9,454,499
Two Harbors Investment Corp.	2,370	34,815
		20,758,782
Multiline Retail – 2.7%
Kohl’s Corp.(a)	218,040	16,512,169
Macy’s, Inc.(a)	389,470	13,354,926
Nordstrom, Inc.(a)	146,150	9,612,286
Target Corp.(a)	105,860	8,853,072
		48,332,453
Multi-Utilities – 2.3%
Black Hills Corp.(a)	136,670	8,131,865
CenterPoint Energy, Inc.	328,640	8,876,566
NorthWestern Corp.(a)	251,220	14,761,687
Vectren Corp.	127,190	9,097,901
		40,868,019
Oil, Gas & Consumable Fuels – 8.3%
Chevron Corp.	212,510	23,726,742
CVR Energy, Inc.(a)	199,870	8,594,410
Delek US Holdings, Inc.(a)	32,600	1,197,072
Exxon Mobil Corp.	616,990	49,161,763
HollyFrontier Corp.(a)	220,410	14,864,450
Occidental Petroleum Corp.	48,190	3,232,103
ONEOK, Inc.	26,807	1,758,539
PBF Energy, Inc., Class A(a)	349,180	14,613,183
Phillips 66	140,620	14,458,549
Valero Energy Corp.	150,890	13,744,570
		145,351,381
Paper & Forest Products – 0.5%
Domtar Corp.	180,910	8,377,942
Pharmaceuticals – 7.8%
Johnson & Johnson	488,220	68,345,918
Merck & Co., Inc.(a)	443,190	32,623,216

Investments	Shares	Value
Pharmaceuticals – (continued)
Pfizer, Inc.	824,760	$35,514,165
		136,483,299
Professional Services – 0.2%
Nielsen Holdings plc(a)	108,230	2,811,815
Road & Rail –1.3%
Union Pacific Corp.	155,630	22,756,219
Semiconductors & Semiconductor Equipment – 2.8%
Intel Corp.	253,590	11,888,299
KLA-Tencor Corp.(a)	90,060	8,244,093
Maxim Integrated Products, Inc.	3,508	175,470
MKS Instruments, Inc.	5,530	407,506
Texas Instruments, Inc.(a)	302,570	28,087,573
		48,802,941
Software – 5.6%
Intuit, Inc.	58,460	12,335,060
j2 Global, Inc.(a)	71,890	5,236,468
Microsoft Corp.	658,860	70,372,837
Oracle Corp.	48,980	2,392,183
SS&C Technologies Holdings, Inc.	173,800	8,891,608
		99,228,156
Specialty Retail – 5.2%
Best Buy Co., Inc.	218,040	15,297,686
Foot Locker, Inc.(a)	176,170	8,304,654
Gap, Inc. (The)(a)	402,110	10,977,603
Home Depot, Inc. (The)	231,470	40,710,944
L Brands, Inc.(a)	203,030	6,582,232
Office Depot, Inc.	399,009	1,021,463
Williams-Sonoma, Inc.(a)	153,260	9,100,579
		91,995,161
Technology Hardware, Storage & Peripherals – 5.5%
Apple, Inc.	285,190	62,416,684
HP, Inc.(a)	643,850	15,542,539
NetApp, Inc.(a)	120,411	9,451,059
Seagate Technology plc(a)	229,100	9,216,693
		96,626,975

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – 0.4%
Carter’s, Inc.(a)	25,280	$2,426,374
VF Corp.	54,510	4,517,789
		6,944,163
Tobacco – 4.0%
Altria Group, Inc.	452,670	29,441,657
Philip Morris International, Inc.	466,890	41,119,002
		70,560,659
Trading Companies & Distributors – 0.7%
WW Grainger, Inc.	45,820	13,011,505
Total Common Stocks (Cost $1,466,713,370)		1,745,076,088
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 15.2%
BANK NOTES – 0.1%
Bank of America NA, Charlotte (ICE LIBOR USD 1 Month + 0.22%), 2.50%, 1/15/2019(d) (Cost $2,000,000)	$2,000,000	2,000,000
CERTIFICATES OF DEPOSIT – 2.9%
China Construction Bank Corp., New York 2.55%, 1/2/2019	2,500,000	2,499,288
Cooperatieve Rabobank UA, London (ICE LIBOR USD 3 Month + 0.17%), 2.64%, 4/18/2019(d)	2,000,000	2,000,000
Industrial & Commercial Bank of China Ltd., New York Branch 2.53%, 12/24/2018	2,000,000	2,000,000
KBC Bank NV, Brussels 2.40%, 12/27/2018	3,000,000	3,000,000
Mitsubishi UFJ Trust & Banking Corp., New York (ICE LIBOR USD 1 Month + 0.20%), 2.48%, 4/15/2019(d)	1,500,000	1,499,982

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Mizuho Bank Ltd., New York (ICE LIBOR USD 1 Month + 0.25%), 2.53%, 12/10/2018(d)	$3,000,000	$3,000,000
Oversea-Chinese Banking Corp. Ltd., New York (ICE LIBOR USD 1 Month + 0.19%), 2.48%, 4/17/2019(d)	4,000,000	3,999,960
Royal Bank of Canada, New York (ICE LIBOR USD 1 Month + 0.21%), 2.50%, 9/17/2019(d)	3,000,000	3,000,234
Societe Generale, New York (ICE LIBOR USD 1 Month + 0.27%), 2.47%, 12/3/2018(d)	1,000,000	1,000,080
Standard Chartered, New York 2.41%, 11/9/2018	5,000,000	5,000,000
The Chiba Bank Ltd., New York Branch 2.40%, 11/30/2018	4,000,000	4,000,000
The Norinchukin Bank, London 2.45%, 1/14/2019	3,000,000	2,984,460
The Norinchukin Bank, New York 2.32%, 11/14/2018	1,500,000	1,499,963
The Sumitomo Bank Ltd., New York 2.35%, 11/1/2018	2,000,000	2,000,000
(ICE LIBOR USD 1 Month + 0.21%), 2.50%, 5/17/2019(d)	4,000,000	3,999,960
Toronto-Dominion Bank, New York (ICE LIBOR USD 1 Month + 0.21%), 2.50%, 9/17/2019(d)	3,000,000	2,999,970
Wells Fargo Bank (San Francisco) NA (ICE LIBOR USD 3 Month + 0.21%), 2.73%, 10/25/2019(d)	3,000,000	3,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
Westpac Banking Corp., New York (US Federal Funds Effective Rate (continuous series) + 0.45%), 2.65%, 2/15/2019(d)	$3,000,000	$2,999,991
Total Certificates of Deposit (Cost $50,485,031)		50,483,888

COMMERCIAL PAPER – 0.2%
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.43%), 2.69%, 2/1/2019(d) (e) (Cost $4,000,000)	4,000,000	4,002,768
FUNDING AGREEMENTS – 0.2%
United of Omaha Life Insurance (ICE LIBOR USD 3 Month + 0.12%), 2.45%, 11/30/2018(d) (Cost $4,000,000)	4,000,000	4,000,000
REPURCHASE AGREEMENTS – 11.8%
Citadel Clearing LLC, 2.80%, dated 10/31/2018, due 1/31/2019, repurchase price $5,035,778, collateralized by various Common Stocks; total market value $5,461,073	5,000,000	5,000,000
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $10,546,301, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $10,635,004	10,545,656	10,545,656

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $5,152,463, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $5,189,769	$5,150,000	$5,150,000
Citigroup Global Markets, Ltd., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $60,003,667, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.50%, maturing 3/31/2019 – 5/15/2048; total market value $60,658,859	60,000,000	60,000,000
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $34,002,068, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $34,481,096	34,000,000	34,000,000

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – (continued)
REPURCHASE AGREEMENTS – (continued)
ML Pierce Fenner & Smith, Inc., 2.74%, dated 10/31/2018, due 1/31/2019, repurchase price $8,056,018, collateralized by various Common Stocks; total market value $8,898,463	$8,000,000	$8,000,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $19,148,294, collateralized by various Common Stocks; total market value $21,434,616	19,147,039	19,147,039
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $65,003,954, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.00%, maturing 11/15/2018 – 8/15/2047; total market value $65,990,114	65,000,000	65,000,000
Total Repurchase Agreements (Cost $206,842,695)		206,842,695
Total Securities Lending Reinvestments (Cost $267,327,726)		267,329,351
Total Investments – 114.4% (Cost $1,734,041,096)		2,012,405,439
Liabilities in excess of other assets – (14.4%)		(253,297,715)
NET ASSETS – 100.0%		$1,759,107,724
(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $290,518,614, collateralized in the form of cash with a value of $267,451,902 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $18,627,846 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 23, 2018 – February 15, 2048 and $12,217,476 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.25%, and maturity dates ranging from January 15, 2019 – July 22, 2068; a total value of $298,297,224.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $267,329,351.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(e)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$297,639,016
Aggregate gross unrealized depreciation	(19,034,194)
Net unrealized appreciation	$278,604,822
Federal income tax cost	$1,732,918,688

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

FlexShares® Quality Dividend Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	104	12/21/2018	USD	$14,097,720	$(881,929)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.2%
Aerospace & Defense – 3.1%
Boeing Co. (The)	13,680	$4,854,485
BWX Technologies, Inc.(a)	5,040	294,638
Lockheed Martin Corp.	16,560	4,866,156
		10,015,279
Air Freight & Logistics – 1.0%
CH Robinson Worldwide, Inc.	12,528	1,115,368
Expeditors International of Washington, Inc.(a)	1,872	125,761
United Parcel Service, Inc., Class B	16,848	1,794,986
		3,036,115
Automobiles – 0.5%
Ford Motor Co.	158,976	1,518,221
Banks – 4.0%
Bank of America Corp.	75,168	2,067,120
Bank of NT Butterfield & Son Ltd. (The)	2,880	116,035
Citigroup, Inc.	19,296	1,263,116
JPMorgan Chase & Co.	30,672	3,343,862
Wells Fargo & Co.	110,736	5,894,477
		12,684,610
Beverages – 0.9%
Coca-Cola Co. (The)	10,944	523,999
Keurig Dr Pepper, Inc.	10,656	277,056
PepsiCo, Inc.	19,872	2,233,215
		3,034,270
Biotechnology – 2.0%
AbbVie, Inc.	84,096	6,546,873
Capital Markets – 1.2%
Intercontinental Exchange, Inc.	7,056	543,594
MarketAxess Holdings, Inc.(a)	1,008	211,347
MSCI, Inc.	10,368	1,559,140
Nasdaq, Inc.(a)	6,336	549,395
T. Rowe Price Group, Inc.	1,008	97,766
Thomson Reuters Corp.(a)	7,200	335,520

Investments	Shares	Value
Capital Markets – (continued)
Virtu Financial, Inc., Class A(a)	17,568	$416,713
		3,713,475
Chemicals – 0.6%
LyondellBasell Industries NV, Class A	23,040	2,056,781
Commercial Services & Supplies – 0.5%
Rollins, Inc.(a)	28,224	1,670,861
Communications Equipment – 4.4%
Cisco Systems, Inc.	202,464	9,262,728
InterDigital, Inc.(a)	19,584	1,389,485
Juniper Networks, Inc.	59,616	1,744,960
Motorola Solutions, Inc.	13,392	1,641,324
		14,038,497
Consumer Finance – 0.2%
Navient Corp.	21,456	248,460
Synchrony Financial	11,520	332,698
		581,158
Diversified Consumer Services – 0.6%
H&R Block, Inc.(a)	72,576	1,926,167
Diversified Telecommunication Services – 2.6%
AT&T, Inc.	137,808	4,227,949
Verizon Communications, Inc.	68,976	3,937,840
		8,165,789
Electric Utilities – 4.2%
Duke Energy Corp.	15,696	1,296,961
Edison International	28,080	1,948,471
Exelon Corp.	61,056	2,674,863
FirstEnergy Corp.(a)	42,624	1,589,023
Portland General Electric Co.(a)	36,144	1,629,372
PPL Corp.	67,824	2,061,850
Southern Co. (The)	27,216	1,225,536
Xcel Energy, Inc.	23,328	1,143,305
		13,569,381

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – 1.1%
CDW Corp.	21,888	$1,970,139
Jabil, Inc.	66,384	1,641,676
		3,611,815
Energy Equipment & Services – 0.6%
RPC, Inc.	123,408	1,836,311
Entertainment – 0.3%
Activision Blizzard, Inc.(a)	2,130	147,076
Walt Disney Co. (The)(a)	6,912	793,705
		940,781
Equity Real Estate Investment Trusts (REITs) – 4.3%
Apple Hospitality REIT, Inc.	187,344	3,029,352
Brixmor Property Group, Inc.	22,176	359,251
CoreCivic, Inc.	67,968	1,526,561
EPR Properties(a)	4,320	296,957
HCP, Inc.	16,560	456,228
Kimco Realty Corp.(a)	156,240	2,513,902
Medical Properties Trust, Inc.	125,280	1,861,661
National Health Investors, Inc.	1,136	83,450
Omega Healthcare Investors, Inc.(a)	40,608	1,354,277
Park Hotels & Resorts, Inc.	10,512	305,584
Retail Properties of America, Inc., Class A	3,888	47,706
Sabra Health Care REIT, Inc.(a)	5,616	121,586
Senior Housing Properties Trust	9,504	152,729
Simon Property Group, Inc.	2,880	528,538
Spirit Realty Capital, Inc.(a)	28,080	219,586
Uniti Group, Inc.	144	2,756
Ventas, Inc.	4,464	259,090
Welltower, Inc.(a)	10,224	675,500
		13,794,714
Food & Staples Retailing – 2.8%
Walmart, Inc.	90,288	9,054,081
Food Products – 0.6%
Conagra Brands, Inc.(a)	23,472	835,603
Flowers Foods, Inc.	20,016	386,509
Hershey Co. (The)	5,040	540,036
		1,762,148

Investments	Shares	Value
Gas Utilities – 0.1%
New Jersey Resources Corp.(a)	9,504	$428,630
Health Care Providers & Services – 2.9%
Aetna, Inc.	13,536	2,685,542
Anthem, Inc.	5,254	1,447,845
Cardinal Health, Inc.	5,904	298,742
UnitedHealth Group, Inc.	18,288	4,779,569
		9,211,698
Hotels, Restaurants & Leisure – 3.0%
Cracker Barrel Old Country Store, Inc.(a)	1,152	182,799
Darden Restaurants, Inc.(a)	3,456	368,237
Domino’s Pizza, Inc.(a)	7,200	1,935,288
Dunkin’ Brands Group, Inc.(a)	20,304	1,473,258
McDonald’s Corp.	8,064	1,426,522
Starbucks Corp.	73,008	4,254,176
		9,640,280
Household Products – 2.0%
Clorox Co. (The)(a)	7,488	1,111,594
Colgate-Palmolive Co.	51,264	3,052,771
Kimberly-Clark Corp.(a)	20,880	2,177,784
		6,342,149
Industrial Conglomerates – 0.0%(b)
3M Co.	720	136,987
Insurance – 2.7%
Aflac, Inc.	47,232	2,034,282
Fidelity National Financial, Inc.	29,952	1,001,895
Principal Financial Group, Inc.	27,360	1,287,835
Progressive Corp. (The)(a)	30,240	2,107,728
Reinsurance Group of America, Inc.	13,536	1,927,120
White Mountains Insurance Group Ltd.	144	127,681
		8,486,541
IT Services – 5.2%
Accenture plc, Class A	6,480	1,021,377
Amdocs Ltd.	14,832	938,421
Broadridge Financial Solutions, Inc.(a)	15,120	1,768,133

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Fidelity National Information Services, Inc.	18,000	$1,873,800
International Business Machines Corp.	43,344	5,003,198
Jack Henry & Associates, Inc.	13,824	2,071,250
Mastercard, Inc., Class A	432	85,393
Paychex, Inc.(a)	14,688	961,917
Sabre Corp.	2,448	60,343
Visa, Inc., Class A(a)	6,048	833,717
Western Union Co. (The)(a)	109,872	1,982,091
		16,599,640
Machinery – 0.1%
Cummins, Inc.	2,880	393,667
Toro Co. (The)	432	24,335
		418,002
Metals & Mining – 0.2%
Newmont Mining Corp.	144	4,452
Southern Copper Corp.	12,528	480,324
		484,776
Mortgage Real Estate Investment Trusts (REITs) – 1.2%
MFA Financial, Inc.	160,416	1,111,683
New Residential Investment Corp.	72,288	1,292,510
Starwood Property Trust, Inc.(a)	60,192	1,307,370
Two Harbors Investment Corp.	3,744	54,999
		3,766,562
Multiline Retail – 3.0%
Kohl’s Corp.	38,592	2,922,572
Macy’s, Inc.(a)	72,000	2,468,880
Nordstrom, Inc.(a)	25,920	1,704,759
Target Corp.	29,808	2,492,843
		9,589,054
Multi-Utilities – 2.0%
CenterPoint Energy, Inc.	44,784	1,209,616
CMS Energy Corp.	15,840	784,397
Consolidated Edison, Inc.	5,040	383,040
DTE Energy Co.(a)	10,800	1,213,920

Investments	Shares	Value
Multi-Utilities – (continued)
NorthWestern Corp.(a)	43,776	$2,572,277
WEC Energy Group, Inc.	5,472	374,285
		6,537,535
Oil, Gas & Consumable Fuels – 8.1%
Chevron Corp.	26,640	2,974,356
CVR Energy, Inc.(a)	42,768	1,839,024
Exxon Mobil Corp.	139,536	11,118,229
HollyFrontier Corp.(a)	36,000	2,427,840
Kinder Morgan, Inc.(a)	51,696	879,866
Occidental Petroleum Corp.	22,320	1,497,002
PBF Energy, Inc., Class A(a)	46,080	1,928,448
Phillips 66	3,456	355,346
Valero Energy Corp.	32,112	2,925,082
		25,945,193
Pharmaceuticals – 7.8%
Eli Lilly & Co.	20,016	2,170,535
Johnson & Johnson	86,976	12,175,769
Merck & Co., Inc.	61,776	4,547,331
Pfizer, Inc.	141,408	6,089,029
		24,982,664
Professional Services – 0.2%
Nielsen Holdings plc	20,304	527,498
Road & Rail – 1.2%
Union Pacific Corp.	26,208	3,832,134
Semiconductors & Semiconductor Equipment – 3.7%
Broadcom, Inc.	8,928	1,995,319
Intel Corp.	29,808	1,397,399
KLA-Tencor Corp.	8,640	790,906
Lam Research Corp.(a)	12,528	1,775,593
NVIDIA Corp.	1,296	273,236
Skyworks Solutions, Inc.	2,016	174,908
Texas Instruments, Inc.(a)	59,040	5,480,683
		11,888,044
Software – 4.3%
CA, Inc.	30,672	1,360,610
Intuit, Inc.	12,672	2,673,792
j2 Global, Inc.(a)	8,784	639,826
Microsoft Corp.	84,960	9,074,578

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
Oracle Corp.	432	$21,099
		13,769,905
Specialty Retail – 4.8%
Aaron’s, Inc.	30,672	1,445,571
Foot Locker, Inc.(a)	45,792	2,158,635
Gap, Inc. (The)(a)	68,256	1,863,389
Home Depot, Inc. (The)	40,320	7,091,482
L Brands, Inc.(a)	55,296	1,792,696
Williams-Sonoma, Inc.(a)	16,992	1,008,985
		15,360,758
Technology Hardware, Storage & Peripherals – 4.5%
Apple, Inc.	48,672	10,652,354
HP, Inc.	62,741	1,514,568
Seagate Technology plc(a)	46,368	1,865,384
Western Digital Corp.(a)	10,368	446,550
		14,478,856
Textiles, Apparel & Luxury Goods – 1.0%
Carter’s, Inc.(a)	16,848	1,617,071
NIKE, Inc., Class B	22,176	1,664,087
		3,281,158
Thrifts & Mortgage Finance – 0.2%
New York Community Bancorp, Inc.(a)	68,688	658,031
Tobacco – 3.7%
Altria Group, Inc.	118,224	7,689,289
Philip Morris International, Inc.	48,384	4,261,179
		11,950,468
Trading Companies & Distributors – 1.3%
MSC Industrial Direct Co., Inc., Class A(a)	21,312	1,727,551
WW Grainger, Inc.	8,352	2,371,717
		4,099,268
Wireless Telecommunication Services – 0.5%
Telephone & Data Systems, Inc.(a)	56,160	1,731,414
Total Common Stocks (Cost $270,084,688)		317,704,572

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – 13.1%
CERTIFICATES OF DEPOSIT – 0.2%
Westpac Banking Corp., New York (US Federal Funds Effective Rate (continuous series) + 0.45%), 2.65%, 2/15/2019(d) (Cost $500,000)	$500,000	$499,998
REPURCHASE AGREEMENTS – 12.9%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $2,628,334, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $2,650,441	2,628,173	2,628,173
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $2,050,980, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $2,065,830	2,050,000	2,050,000
Citigroup Global Markets, Ltd., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $4,000,244, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.50%, maturing 3/31/2019 – 5/15/2048; total market value $4,043,924	4,000,000	4,000,000

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – (continued)
REPURCHASE AGREEMENTS – (continued)
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $5,000,304, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $5,070,749	$5,000,000	$5,000,000
ML Pierce Fenner & Smith, Inc., 2.74%, dated 10/31/2018, due 1/31/2019, repurchase price $1,007,002, collateralized by various Common Stocks; total market value $1,112,308	1,000,000	1,000,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $1,700,111, collateralized by various Common Stocks; total market value $1,903,106	1,700,000	1,700,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $25,001,521, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.00%, maturing 11/15/2018 – 8/15/2047; total market value $25,380,813	$25,000,000	$25,000,000
Total Repurchase Agreements (Cost $41,378,173)		41,378,173
Total Securities Lending Reinvestments (Cost $41,878,173)		41,878,171
Total Investments – 112.3% (Cost $311,962,861)		359,582,743
Liabilities in excess of other assets – (12.3%)		(39,491,768)
NET ASSETS – 100.0%		$320,090,975

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $49,462,663, collateralized in the form of cash with a value of $41,878,173 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,583,171 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 15, 2018 – February 15, 2048 and $4,608,252 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from February 25, 2019 – July 22, 2068; a total value of $51,069,596.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $41,878,171.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

FlexShares® Quality Dividend Defensive Index Fund (cont.)

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,909,572
Aggregate gross unrealized depreciation	(5,286,569)
Net unrealized appreciation	$47,623,003
Federal income tax cost	$311,813,195

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	17	12/21/2018	USD	$2,304,435	$(146,545)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Dynamic Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.7%
Aerospace & Defense – 3.1%
Boeing Co. (The)	3,507	$1,244,494
Harris Corp.	966	143,654
		1,388,148
Airlines – 0.5%
Copa Holdings SA, Class A	2,982	215,986
Auto Components – 0.5%
Dana, Inc.	7,833	121,960
Lear Corp.(a)	630	83,727
		205,687
Automobiles – 0.4%
Ford Motor Co.	18,774	179,292
Banks – 6.9%
Bank of America Corp.	10,794	296,835
Citigroup, Inc.	4,704	307,924
JPMorgan Chase & Co.	16,380	1,785,748
PacWest Bancorp	1,806	73,360
Wells Fargo & Co.	11,277	600,275
		3,064,142
Beverages – 0.6%
Coca-Cola Co. (The)	2,772	132,723
Keurig Dr Pepper, Inc.(a)	2,415	62,790
PepsiCo, Inc.	609	68,440
		263,953
Biotechnology – 4.7%
AbbVie, Inc.	12,495	972,736
Amgen, Inc.	5,733	1,105,265
		2,078,001
Capital Markets – 5.0%
Ameriprise Financial, Inc.	2,247	285,908
BlackRock, Inc.(a)	1,113	457,910
Eaton Vance Corp.(a)	4,452	200,563
Evercore, Inc., Class A	1,470	120,084
Franklin Resources, Inc.(a)	5,313	162,047
Invesco Ltd.	6,930	150,450

Investments	Shares	Value
Capital Markets – (continued)
Lazard Ltd., Class A	4,431	$176,088
Morgan Stanley(a)	8,778	400,803
T. Rowe Price Group, Inc.	2,730	264,783
		2,218,636
Chemicals – 1.4%
Chemours Co. (The)	3,759	124,085
Huntsman Corp.(a)	4,830	105,680
LyondellBasell Industries NV, Class A	2,562	228,710
Trinseo SA	3,150	169,722
		628,197
Communications Equipment – 3.4%
Cisco Systems, Inc.	32,928	1,506,456
Consumer Finance – 0.7%
Navient Corp.	12,495	144,692
Santander Consumer USA Holdings, Inc.(a)	7,602	142,538
		287,230
Diversified Consumer Services – 0.5%
H&R Block, Inc.	8,757	232,411
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	18,228	559,235
Verizon Communications, Inc.	12,096	690,561
		1,249,796
Electric Utilities – 0.6%
Entergy Corp.(a)	1,701	142,799
PPL Corp.	4,221	128,318
		271,117
Electrical Equipment – 0.9%
Eaton Corp. plc	2,478	177,598
Emerson Electric Co.	3,297	223,801
		401,399
Electronic Equipment, Instruments & Components – 0.7%
CDW Corp.	3,360	302,434

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Energy Equipment & Services – 0.1%
Helmerich & Payne, Inc.	819	$51,015
Entertainment – 0.3%
Walt Disney Co. (The)(a)	1,155	132,629
Equity Real Estate Investment Trusts (REITs) – 6.2%
Apple Hospitality REIT, Inc.	14,742	238,378
CoreCivic, Inc.	9,471	212,719
Gaming and Leisure Properties, Inc.	2,226	74,994
GEO Group, Inc. (The)(a)	6,720	148,579
Host Hotels & Resorts, Inc.	9,702	185,405
Kimco Realty Corp.(a)	7,308	117,586
Lamar Advertising Co., Class A	3,192	234,037
LaSalle Hotel Properties	3,612	119,232
Omega Healthcare Investors, Inc.(a)	2,226	74,237
Outfront Media, Inc.	3,276	58,051
Park Hotels & Resorts, Inc.	8,967	260,671
Ryman Hospitality Properties, Inc.	3,570	276,996
Senior Housing Properties Trust	8,736	140,388
Simon Property Group, Inc.(a)	2,541	466,324
Spirit Realty Capital, Inc.	19,929	155,845
		2,763,442
Food & Staples Retailing – 1.3%
Walgreens Boots Alliance, Inc.(a)	6,594	526,003
Walmart, Inc.	504	50,541
		576,544
Health Care Equipment & Supplies – 0.5%
Abbott Laboratories	3,360	231,638
Health Care Providers & Services – 1.0%
AmerisourceBergen Corp.	21	1,848
Cardinal Health, Inc.	4,872	246,523
UnitedHealth Group, Inc.	735	192,092
		440,463
Hotels, Restaurants & Leisure – 0.6%
Las Vegas Sands Corp.	168	8,573
Six Flags Entertainment Corp.	882	47,505
Wyndham Destinations, Inc.	5,880	210,974
		267,052

Investments	Shares	Value
Household Products – 0.9%
Kimberly-Clark Corp.	2,667	$278,168
Procter & Gamble Co. (The)	1,470	130,360
		408,528
Independent Power and Renewable Electricity Producers – 0.7%
AES Corp.	21,084	307,405
Industrial Conglomerates – 1.9%
3M Co.	4,452	847,037
Insurance – 2.6%
American Equity Investment Life Holding Co.	4,452	138,991
Lincoln National Corp.	2,058	123,871
Principal Financial Group, Inc.	4,977	234,267
Prudential Financial, Inc.	4,116	385,999
Unum Group	7,266	263,465
		1,146,593
IT Services – 6.1%
Accenture plc, Class A	5,628	887,085
Broadridge Financial Solutions, Inc.	1,911	223,472
International Business Machines Corp.	2,835	327,244
Jack Henry & Associates, Inc.	1,953	292,618
Mastercard, Inc., Class A	273	53,964
Paychex, Inc.	2,142	140,280
Science Applications International Corp.	1,722	119,696
Total System Services, Inc.	2,856	260,325
Visa, Inc., Class A(a)	1,239	170,796
Western Union Co. (The)(a)	11,781	212,529
		2,688,009
Machinery – 2.8%
Caterpillar, Inc.	5,124	621,644
Cummins, Inc.	2,037	278,437
Illinois Tool Works, Inc.	2,646	337,550
		1,237,631
Media – 0.2%
Omnicom Group, Inc.	987	73,354

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – 1.2%
Freeport-McMoRan, Inc.	13,356	$155,597
Nucor Corp.(a)	4,431	261,961
United States Steel Corp.(a)	3,465	91,927
		509,485
Mortgage Real Estate Investment Trusts (REITs) – 0.9%
Annaly Capital Management, Inc.	12,327	121,667
MFA Financial, Inc.	2,415	16,736
Starwood Property Trust, Inc.	5,019	109,013
Two Harbors Investment Corp.	10,731	157,638
		405,054
Multiline Retail – 2.2%
Kohl’s Corp.(a)	4,158	314,885
Macy’s, Inc.	4,578	156,980
Nordstrom, Inc.(a)	4,515	296,952
Target Corp.	2,562	214,260
		983,077
Multi-Utilities – 0.4%
CenterPoint Energy, Inc.	6,804	183,776
Oil, Gas & Consumable Fuels – 8.1%
Chevron Corp.	10,542	1,177,014
CVR Energy, Inc.	6,342	272,706
Exxon Mobil Corp.	12,327	982,215
Murphy Oil Corp.(a)	3,675	117,086
PBF Energy, Inc., Class A	6,489	271,565
Phillips 66	4,095	421,048
Valero Energy Corp.	3,822	348,146
		3,589,780
Paper & Forest Products – 0.3%
Domtar Corp.	2,457	113,784
Pharmaceuticals – 4.9%
Allergan plc	2,457	388,231
Johnson & Johnson	3,255	455,667
Merck & Co., Inc.	8,421	619,870
Pfizer, Inc.	16,842	725,216
		2,188,984

Investments	Shares	Value
Road & Rail – 0.3%
Norfolk Southern Corp.	756	$126,879
Semiconductors & Semiconductor Equipment – 4.1%
Applied Materials, Inc.	6,426	211,287
Intel Corp.	4,473	209,694
KLA-Tencor Corp.	2,625	240,293
Lam Research Corp.	1,113	157,746
Maxim Integrated Products, Inc.	2,919	146,008
NVIDIA Corp.	168	35,419
Texas Instruments, Inc.(a)	8,778	814,862
		1,815,309
Software – 4.2%
Intuit, Inc.	1,932	407,652
j2 Global, Inc.(a)	2,961	215,679
Microsoft Corp.	10,563	1,128,234
Oracle Corp.	525	25,641
SS&C Technologies Holdings, Inc.	1,197	61,239
		1,838,445
Specialty Retail – 5.0%
Best Buy Co., Inc.	4,263	299,092
Gap, Inc. (The)	9,009	245,946
Home Depot, Inc. (The)	8,127	1,429,377
L Brands, Inc.(a)	5,229	169,524
Lowe’s Cos., Inc.	966	91,982
		2,235,921
Technology Hardware, Storage & Peripherals – 4.7%
Apple, Inc.	6,636	1,452,355
HP, Inc.(a)	15,876	383,247
Seagate Technology plc(a)	5,733	230,638
		2,066,240
Tobacco – 4.2%
Altria Group, Inc.	15,456	1,005,258
Philip Morris International, Inc.	9,870	869,251
		1,874,509
Trading Companies & Distributors – 0.3%
Fastenal Co.	2,520	129,553
Total Common Stocks (Cost $39,059,319)		43,725,021

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(b) – 10.0%
REPURCHASE AGREEMENTS – 10.0%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $2,072,339, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $2,089,769	$2,072,212	$2,072,212
Citigroup Global Markets, Inc., 2.46%, dated 10/31/2018, due 11/7/2018, repurchase price $250,119, collateralized by various U.S. Treasury Securities, ranging from 1.00% – 2.75%, maturing 11/15/2042 – 2/15/2046; total market value $251,931	250,000	250,000
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $92,232, collateralized by various Common Stocks; total market value $103,245	92,226	92,226

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $2,000,122, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 3.00%, maturing 11/15/2018 – 8/15/2047; total market value $2,030,465	$2,000,000	$2,000,000
		4,414,438
Total Securities Lending Reinvestments (Cost $4,414,438)		4,414,438
Total Investments – 108.7% (Cost $43,473,757)		48,139,459
Liabilities in excess of other assets – (8.7%)		(3,834,040)
NET ASSETS – 100.0%		$44,305,419

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $5,496,606, collateralized in the form of cash with a value of $4,414,438 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,137,736 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 15, 2018 – February 15, 2048 and $49,454 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.25%, and maturity dates ranging from February 25, 2019 – July 22, 2068; a total value of $5,601,628.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $4,414,438.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,948,779
Aggregate gross unrealized depreciation	(1,273,491)
Net unrealized appreciation	$4,675,288
Federal income tax cost	$43,433,824

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	4	12/21/2018	USD	$542,220	$(30,347)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.1%
Air Freight & Logistics – 0.5%
bpost SA	97,128	$1,475,782
Deutsche Post AG (Registered)	80,712	2,556,048
		4,031,830
Airlines – 0.7%
Aeroflot PJSC	3,748,662	5,545,442
Auto Components – 1.0%
Bridgestone Corp.	189,900	7,341,577
Automobiles – 1.9%
Ford Otomotiv Sanayi A/S	683,658	7,320,593
Subaru Corp.	228,100	6,170,655
Toyota Motor Corp.	23,500	1,377,454
		14,868,702
Banks – 9.9%
ABN AMRO Group NV, CVA(a)	245,898	6,045,939
Absa Group Ltd.	171,342	1,730,216
Agricultural Bank of China Ltd., Class H	9,234,000	4,051,963
Aozora Bank Ltd.	52,200	1,801,595
Australia & New Zealand Banking Group Ltd.	273,942	5,034,475
Bank of China Ltd., Class H	7,182,000	3,059,913
Bank of Communications Co. Ltd., Class H	2,394,000	1,795,637
Bank Polska Kasa Opieki SA	55,062	1,505,004
Commonwealth Bank of Australia	167,922	8,239,389
Danske Bank A/S	81,396	1,561,861
HSBC Holdings plc	1,425,798	11,748,874
National Australia Bank Ltd.	259,236	4,631,922
National Bank of Canada	72,846	3,314,888
Nordea Bank Abp	284,886	2,480,834
Resona Holdings, Inc.	957,600	5,048,709
Royal Bank of Canada	5,130	374,696
Skandinaviska Enskilda Banken AB, Class A	626,886	6,499,526
Swedbank AB, Class A	297,540	6,709,519

Investments	Shares	Value
Banks – (continued)
Toronto-Dominion Bank (The)	5,130	$285,280
		75,920,240
Capital Markets – 3.7%
Banca Generali SpA(b)	23,598	455,343
China Huarong Asset Management Co. Ltd., Class H(a)	26,676,000	4,831,992
CI Financial Corp.	350,550	5,197,189
Coronation Fund Managers Ltd.(b)	353,628	1,176,585
IG Group Holdings plc	286,254	2,211,026
Macquarie Group Ltd.	79,344	6,590,749
Natixis SA	240,084	1,405,292
SBI Holdings, Inc.	251,400	6,596,034
		28,464,210
Chemicals – 0.7%
BASF SE	2,394	184,533
Mitsubishi Gas Chemical Co., Inc.	68,400	1,152,172
Mitsui Chemicals, Inc.	68,400	1,536,432
Sinopec Shanghai Petrochemical Co. Ltd., Class H	6,156,000	2,701,309
		5,574,446
Commercial Services & Supplies – 0.5%
Edenred	104,652	3,975,851
Diversified Financial Services – 1.9%
AMP Ltd.(b)	2,526,012	4,422,068
Banca Mediolanum SpA(b)	779,760	4,527,973
REC Ltd.	3,743,874	5,893,393
		14,843,434
Diversified Telecommunication Services – 3.9%
O2 Czech Republic A/S	523,260	5,507,194
Proximus SADP	149,454	3,818,591
Spark New Zealand Ltd.	2,368,692	6,109,685
Telenor ASA	336,528	6,192,072
Telia Co. AB	441,180	1,991,651

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Telecommunication Services – (continued)
Telstra Corp. Ltd.	2,738,394	$5,977,777
		29,596,970
Electric Utilities – 2.0%
EDP – Energias de Portugal SA	518,130	1,822,257
Endesa SA	278,730	5,836,262
Federal Grid Co. Unified Energy System PJSC	2,658,705,264	6,185,716
Red Electrica Corp. SA	76,266	1,581,361
		15,425,596
Electrical Equipment – 0.5%
Mitsubishi Electric Corp.	273,600	3,475,305
Electronic Equipment, Instruments & Components – 1.5%
AU Optronics Corp.	14,364,000	5,663,342
Innolux Corp.	4,446,000	1,346,315
Kingboard Laminates Holdings Ltd.	1,539,000	1,177,896
Omron Corp.	45,800	1,858,704
Yaskawa Electric Corp.(b)	49,900	1,443,653
		11,489,910
Equity Real Estate Investment Trusts (REITs) – 1.7%
Covivio	17,100	1,719,545
Growthpoint Properties Ltd.	3,519,864	5,399,131
H&R REIT(b)	124,830	1,892,530
RioCan REIT(b)	219,906	4,018,842
Stockland	32,490	83,129
		13,113,177
Food & Staples Retailing – 1.4%
President Chain Store Corp.	629,000	7,094,367
Wesfarmers Ltd.	118,674	3,921,217
		11,015,584
Food Products – 1.9%
Marine Harvest ASA	303,012	7,354,529
Nestle SA (Registered)	74,898	6,337,924
Uni-President Enterprises Corp.	342,000	827,838
		14,520,291

Investments	Shares	Value
Gas Utilities – 0.4%
AltaGas Ltd.(b)	89,262	$1,124,909
Naturgy Energy Group SA	76,608	1,885,311
		3,010,220
Hotels, Restaurants & Leisure – 1.4%
Crown Resorts Ltd.	609,444	5,403,612
Sands China Ltd.	1,368,000	5,392,148
		10,795,760
Household Durables – 1.1%
Panasonic Corp.	205,200	2,271,919
Persimmon plc	207,252	6,074,884
		8,346,803
Independent Power and Renewable Electricity Producers – 0.9%
Engie Brasil Energia SA	649,800	6,962,455
Industrial Conglomerates – 0.7%
Sime Darby Bhd.	9,678,600	5,088,522
Insurance – 7.8%
Admiral Group plc	79,002	2,032,019
Aegon NV	1,078,326	6,631,916
Allianz SE (Registered)	49,932	10,434,776
Assicurazioni Generali SpA	140,220	2,268,753
BB Seguridade Participacoes SA	684,000	4,876,113
Gjensidige Forsikring ASA	291,042	4,522,345
Legal & General Group plc	2,088,936	6,712,882
Orange Life Insurance Ltd.(a)	5,130	137,979
Poste Italiane SpA(a)	256,842	1,847,944
Power Corp. of Canada	70,794	1,465,205
Power Financial Corp.	10,944	236,255
Sampo OYJ, Class A	137,826	6,349,618
Sompo Holdings, Inc.	68,400	2,836,489
Tokio Marine Holdings, Inc.	97,300	4,609,152
Zurich Insurance Group AG*	14,706	4,578,904
		59,540,350
Interactive Media & Services – 0.7%
Tencent Holdings Ltd.	146,700	4,996,416
IT Services – 0.2%
Nomura Research Institute Ltd.	29,700	1,315,848

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – 2.1%
Atlas Copco AB, Class A*	23,256	$576,584
Atlas Copco AB, Class B*	15,390	353,190
FANUC Corp.	38,300	6,697,537
Kone OYJ, Class B	49,248	2,400,535
Sinotruk Hong Kong Ltd.(b)	4,275,000	6,140,330
		16,168,176
Marine – 0.7%
Kuehne + Nagel International AG (Registered)(b)	36,936	5,144,382
Media – 2.1%
Eutelsat Communications SA	265,734	5,392,520
ITV plc	2,968,902	5,650,440
ProSiebenSat.1 Media SE	233,244	5,396,538
		16,439,498
Metals & Mining – 6.5%
Alrosa PJSC	2,026,350	3,079,288
Assore Ltd.	61,902	1,291,762
BHP Billiton plc	137,826	2,751,498
Cia Siderurgica Nacional SA*	68,400	176,225
Eregli Demir ve Celik Fabrikalari TAS	3,333,474	5,389,908
Evraz plc	973,674	6,755,528
Fortescue Metals Group Ltd.(b)	550,278	1,560,038
Kumba Iron Ore Ltd.(b)	329,688	6,452,541
MMC Norilsk Nickel PJSC	12,312	2,060,116
Novolipetsk Steel PJSC	2,623,482	6,401,871
Rio Tinto plc	127,566	6,199,608
Severstal PJSC	403,560	6,322,890
Vedanta Ltd.	535,230	1,528,350
		49,969,623
Multiline Retail – 0.2%
Marks & Spencer Group plc	427,842	1,618,158
Multi-Utilities – 0.6%
Centrica plc	1,104,318	2,077,054
Engie SA	196,992	2,628,201
		4,705,255

Investments	Shares	Value
Oil, Gas & Consumable Fuels – 9.6%
BP plc	2,102,620	$15,241,210
Bukit Asam Tbk. PT	12,141,000	3,394,129
China Petroleum & Chemical Corp., Class H	2,736,000	2,219,680
Enagas SA	69,426	1,843,864
Eni SpA	248,976	4,430,698
Exxaro Resources Ltd.	160,056	1,635,652
Formosa Petrochemical Corp.	920,000	3,627,315
Inter Pipeline Ltd.	331,398	5,387,662
Pilipinas Shell Petroleum Corp.	1,836,540	1,666,462
Royal Dutch Shell plc, Class A	67,716	2,163,536
Royal Dutch Shell plc, Class B	32,832	1,076,045
Snam SpA	482,904	1,999,302
TOTAL SA(b)	230,166	13,550,627
TransCanada Corp.(b)	167,922	6,347,343
Tupras Turkiye Petrol Rafinerileri A/S	299,592	7,041,612
Vermilion Energy, Inc.(b)	55,404	1,472,799
		73,097,936
Paper & Forest Products – 0.4%
UPM-Kymmene OYJ	92,682	2,983,429
Personal Products – 2.7%
L’Oreal SA	2,052	462,446
Pola Orbis Holdings, Inc.	183,700	4,915,812
Unilever NV, CVA(b)	278,388	14,990,693
		20,368,951
Pharmaceuticals – 7.3%
AstraZeneca plc	133,380	10,208,535
GlaxoSmithKline plc	951,786	18,378,376
Livzon Pharmaceutical Group, Inc., Class H	171,000	496,243
Novartis AG (Registered)	72,162	6,330,227
Orion OYJ, Class B	176,472	6,078,529
Roche Holding AG	37,962	9,249,912
Sanofi	56,772	5,071,423
		55,813,245
Professional Services – 0.7%
Adecco Group AG (Registered)	109,098	5,351,323

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – 2.9%
Daito Trust Construction Co. Ltd.	6,100	$805,370
Land & Houses PCL, NVDR	17,647,200	5,483,142
Logan Property Holdings Co. Ltd.	4,104,000	3,790,208
Sino-Ocean Group Holding Ltd.	2,052,000	803,587
SOHO China Ltd.(b)	15,048,000	5,105,962
Wharf Holdings Ltd. (The)	2,173,000	5,421,828
Yuzhou Properties Co. Ltd.	3,078,000	1,099,370
		22,509,467
Road & Rail – 0.8%
Aurizon Holdings Ltd.	1,986,678	5,913,844
Semiconductors & Semiconductor Equipment – 3.0%
Disco Corp.	34,200	5,445,696
Novatek Microelectronics Corp.	1,276,000	5,628,866
Taiwan Semiconductor Manufacturing Co. Ltd.	504,222	3,813,074
Tokyo Electron Ltd.	42,500	5,906,805
Vanguard International Semiconductor Corp.	1,368,000	2,519,988
		23,314,429
Software – 1.0%
Oracle Corp. Japan	10,800	733,047
SAP SE	3,078	330,129
Trend Micro, Inc.	109,500	6,326,171
		7,389,347
Specialty Retail – 1.3%
CECONOMY AG	496,584	2,542,073
Hennes & Mauritz AB, Class B(b)	408,006	7,220,247
		9,762,320
Technology Hardware, Storage & Peripherals – 2.8%
Asustek Computer, Inc.	236,000	1,746,566
Brother Industries Ltd.	136,800	2,510,414
Canon, Inc.	68,400	1,952,814
Chicony Electronics Co. Ltd.	684,000	1,368,310
Compal Electronics, Inc.	2,736,000	1,507,572

Investments	Shares	Value
Technology Hardware, Storage & Peripherals – (continued)
Inventec Corp.	2,052,000	$1,654,571
Konica Minolta, Inc.	34,200	339,712
Lite-On Technology Corp.	1,368,000	1,569,466
Pegatron Corp.	828,000	1,506,525
Quanta Computer, Inc.	1,026,000	1,619,756
Samsung Electronics Co. Ltd.	102,600	3,817,507
Samsung Electronics Co. Ltd. (Preference)	50,274	1,577,198
		21,170,411
Textiles, Apparel & Luxury Goods – 0.7%
HUGO BOSS AG	75,924	5,435,103
Tobacco – 1.8%
British American Tobacco plc	10,260	444,878
Imperial Brands plc	196,308	6,654,587
Japan Tobacco, Inc.	260,100	6,698,690
		13,798,155
Trading Companies & Distributors – 2.0%
ITOCHU Corp.	143,900	2,671,308
Marubeni Corp.	820,800	6,664,295
Mitsubishi Corp.	134,000	3,775,819
Sumitomo Corp.	136,800	2,077,062
		15,188,484
Transportation Infrastructure – 1.1%
Aena SME SA(a) (b)	25,308	4,047,508
Atlantia SpA(b)	72,846	1,465,878
Sydney Airport	715,806	3,267,189
		8,780,575
Wireless Telecommunication Services – 1.9%
Freenet AG	227,772	5,133,153
Intouch Holdings PCL, NVDR	1,368,000	2,187,149
Mobile TeleSystems PJSC	488,376	1,913,685
Vodafone Group plc	2,684,016	5,069,489
		14,303,476
Total Common Stocks (Cost $812,480,108)		758,484,526

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – 3.5%
REPURCHASE AGREEMENTS – 3.5%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $4,511,883, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $4,549,831	$4,511,607	$4,511,607
Citigroup Global Markets, Ltd., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $5,000,306, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.50%, maturing 3/31/2019 – 5/15/2048; total market value $5,054,905	5,000,000	5,000,000
Mizuho Securities USA, Inc., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $3,000,182, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.88%, maturing 1/10/2019 – 2/15/2046; total market value $3,042,449	3,000,000	3,000,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $4,300,282, collateralized by various Common Stocks; total market value $4,813,739	$4,300,000	$4,300,000
Nomura Securities Co., Ltd., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $10,000,608, collateralized by various U.S. Treasury Securities, ranging from 0.00% - 3.00%, maturing 11/15/2018 - 8/15/2047; total market value $10,152,325	10,000,000	10,000,000
		26,811,607
Total Securities Lending Reinvestments (Cost $26,811,607)		26,811,607
Total Investments – 102.6% (Cost $839,291,715)		785,296,133
Liabilities in excess of other assets – (2.6%)		(20,129,394)
NET ASSETS – 100.0%		$765,166,739

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $46,064,578, collateralized in the form of cash with a value of $26,811,607 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $3,895,302 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 2.88%, and maturity dates ranging from December 6, 2018 – February 15, 2047 and $17,764,010 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $48,470,919.

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $26,811,607.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,853,132
Aggregate gross unrealized depreciation	(88,724,013)
Net unrealized depreciation	$(57,870,881)
Federal income tax cost	$842,824,414

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	52	12/21/2018	EUR	$1,881,860	$(85,934)
FTSE 100 Index	14	12/21/2018	GBP	1,272,051	(35,930)
Hang Seng Index	1	11/29/2018	HKD	158,883	(6,196)
MSCI Emerging Markets E-Mini Index	30	12/21/2018	USD	1,435,050	(107,477)
S&P/TSX 60 Index	2	12/20/2018	CAD	272,363	(19,187)
SPI 200 Index	6	12/20/2018	AUD	616,400	(25,075)
TOPIX Index	7	12/13/2018	JPY	1,017,855	(45,946)
					$(325,745)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
RUB*	8,380,303	Morgan Stanley	USD	120,205	12/19/2018	$6,512
USD	1,200,000	Toronto-Dominion Bank (The)	AUD	1,645,955	12/19/2018	32,814
USD	573,000	Toronto-Dominion Bank (The)	CAD	738,858	12/19/2018	9,817
USD	688,000	Toronto-Dominion Bank (The)	CHF	654,112	12/19/2018	34,502
USD	2,513,000	Toronto-Dominion Bank (The)	EUR	2,122,758	12/19/2018	97,333
USD	1,546,000	Toronto-Dominion Bank (The)	GBP	1,175,904	12/19/2018	39,779
USD	100,375	Toronto-Dominion Bank (The)	INR*	7,340,681	12/19/2018	1,671
USD	786,000	Bank of Montreal	JPY	88,231,958	12/19/2018	906
USD	1,424,000	Toronto-Dominion Bank (The)	JPY	159,293,856	12/19/2018	6,593
USD	275,000	BNP Paribas SA	KRW*	306,954,335	12/19/2018	5,248
USD	686,321	Goldman Sachs & Co.	KRW*	772,308,085	12/19/2018	7,616
USD	160,000	Toronto-Dominion Bank (The)	NOK	1,298,393	12/19/2018	5,173
USD	275,000	Goldman Sachs & Co.	RUB*	18,116,788	12/19/2018	1,059

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® International Quality Dividend Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	430,000	Toronto-Dominion Bank (The)	SEK	3,751,801	12/19/2018	$17,589
USD	429,290	Goldman Sachs & Co.	TWD*	13,140,993	12/19/2018	3,072
Total unrealized appreciation						$269,684
AUD	250,028	BNP Paribas SA	USD	180,684	12/19/2018	$(3,383)
AUD	565,061	Citibank NA	USD	410,000	12/19/2018	(9,301)
AUD	1,139,542	Goldman Sachs & Co.	USD	822,000	12/19/2018	(13,924)
CAD	649,796	Toronto-Dominion Bank (The)	USD	500,022	12/19/2018	(4,725)
CHF	181,791	Citibank NA	USD	190,000	12/19/2018	(8,380)
CHF	220,718	Goldman Sachs & Co.	USD	230,345	12/19/2018	(9,833)
CZK	1,820,806	Goldman Sachs & Co.	USD	83,066	12/19/2018	(3,182)
EUR	320,364	Citibank NA	USD	380,000	12/19/2018	(15,430)
EUR	1,984,026	Goldman Sachs & Co.	USD	2,334,549	12/19/2018	(76,758)
EUR	423,072	JPMorgan Chase Bank	USD	490,000	12/19/2018	(8,551)
GBP	907,713	BNP Paribas SA	USD	1,193,077	12/19/2018	(30,384)
GBP	485,762	Citibank NA	USD	640,000	12/19/2018	(17,785)
GBP	122,802	Goldman Sachs & Co.	USD	160,000	12/19/2018	(2,702)
JPY	26,923,944	Citibank NA	USD	240,000	12/19/2018	(429)
JPY	174,681,742	Goldman Sachs & Co.	USD	1,572,157	12/19/2018	(17,828)
KRW*	781,183,025	Goldman Sachs & Co.	USD	700,000	12/19/2018	(13,495)
NOK	1,340,609	Bank of New York	USD	163,048	12/19/2018	(3,187)
SEK	4,531,820	Goldman Sachs & Co.	USD	508,059	12/19/2018	(9,905)
SGD	17,194	Citibank NA	USD	12,523	12/19/2018	(94)
TWD*	21,026,255	BNP Paribas SA	USD	690,000	12/19/2018	(8,030)
USD	253,201	Goldman Sachs & Co.	BRL*	1,052,956	12/19/2018	(29,081)
USD	20,598	Morgan Stanley	HKD	161,405	12/19/2018	(20)
USD	130,000	JPMorgan Chase Bank	TWD*	4,012,190	12/19/2018	(132)
Total unrealized depreciation						$(286,539)
Net unrealized depreciation						$(16,855)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – Taiwan Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

FlexShares® International Quality Dividend Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	7.2%
Belgium	0.7
Brazil	1.6
Canada	4.1
China	5.5
Czech Republic	0.7
Denmark	0.2
Finland	2.3
France	4.5
Germany	4.2
Hong Kong	1.4
India	1.0
Indonesia	0.4
Italy	2.2
Japan	13.9
Malaysia	0.7
Netherlands	3.6
New Zealand	0.8
Norway	2.4
Philippines	0.2
Poland	0.2
Portugal	0.2
Russia	4.1
South Africa	2.3
South Korea	0.7
Spain	2.0
Sweden	3.4
Switzerland	4.8
Taiwan	5.4
Thailand	1.0
Turkey	2.6
United Kingdom	14.8
Other[1]	0.9
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.5%
Air Freight & Logistics – 0.8%
bpost SA	11,480	$174,429
Deutsche Post AG (Registered)	7,626	241,506
Royal Mail plc	57,564	264,053
		679,988
Airlines – 1.5%
Aeroflot PJSC	436,486	645,699
Japan Airlines Co. Ltd.	19,300	686,971
		1,332,670
Auto Components – 0.4%
Bridgestone Corp.	6,300	243,559
Nokian Renkaat OYJ	3,444	109,575
		353,134
Automobiles – 4.6%
Ford Otomotiv Sanayi A/S	77,818	833,273
Nissan Motor Co. Ltd.	28,700	261,302
Subaru Corp.	25,800	697,952
Tofas Turk Otomobil Fabrikasi A/S	201,843	760,068
Toyota Motor Corp.	24,600	1,441,930
		3,994,525
Banks – 11.0%
ABN AMRO Group NV, CVA(a)	27,839	684,483
Absa Group Ltd.	19,024	192,105
Agricultural Bank of China Ltd., Class H	1,535,000	673,572
Aozora Bank Ltd.	5,400	186,372
Australia & New Zealand Banking Group Ltd.	31,242	574,162
Bank Polska Kasa Opieki SA	6,232	170,339
Commonwealth Bank of Australia	19,147	939,481
CTBC Financial Holding Co. Ltd.	192,000	128,132
Danske Bank A/S	27,552	528,679
DNB ASA	13,735	249,291
HSBC Holdings plc	159,367	1,313,217

Investments	Shares	Value
Banks – (continued)
Industrial & Commercial Bank of China Ltd., Class H	246,000	$166,314
Mizuho Financial Group, Inc.	82,000	140,960
National Australia Bank Ltd.	29,561	528,184
National Bank of Canada	10,332	470,162
Nordea Bank Abp	32,472	282,772
Royal Bank of Canada	9,471	691,763
Sberbank of Russia PJSC	50,225	145,006
Skandinaviska Enskilda Banken AB, Class A	71,504	741,350
Swedbank AB, Class A	33,907	764,602
Toronto-Dominion Bank (The)	738	41,040
		9,611,986
Beverages – 0.1%
Coca-Cola Amatil Ltd.	6,478	45,500
Capital Markets – 1.6%
China Huarong Asset Management Co. Ltd., Class H(a)	3,034,000	549,568
CI Financial Corp.	12,669	187,828
IG Group Holdings plc	61,869	477,876
Natixis SA	28,905	169,191
		1,384,463
Chemicals – 0.7%
BASF SE	451	34,764
Formosa Chemicals & Fibre Corp.	151,000	546,553
Israel Chemicals Ltd.	4,961	28,602
		609,919
Commercial Services & Supplies – 0.1%
Edenred	779	29,595
Societe BIC SA	697	66,812
		96,407
Construction & Engineering – 0.0%(b)
Kajima Corp.	1,500	19,352

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – 1.3%
AMP Ltd.(c)	288,107	$504,364
REC Ltd.	427,056	672,247
		1,176,611
Diversified Telecommunication Services – 4.0%
BCE, Inc.	5,002	194,062
BT Group plc	40,959	125,893
HKT Trust & HKT Ltd.	151,000	208,026
Maroc Telecom	13,981	202,104
O2 Czech Republic A/S	28,618	301,198
Proximus SADP	6,396	163,420
Spark New Zealand Ltd.	265,557	684,964
Telenor ASA	36,244	666,885
Telia Co. AB	53,710	242,467
Telstra Corp. Ltd.	323,736	706,699
		3,495,718
Electric Utilities – 3.0%
CEZ A/S	8,201	195,191
EDP – Energias de Portugal SA	59,983	210,959
Emera, Inc.(c)	5,781	178,812
Endesa SA	31,652	662,754
Enel SpA	87,494	429,651
Federal Grid Co. Unified Energy System PJSC	263,107,783	612,144
Fortum OYJ	7,052	148,579
SSE plc	15,334	223,654
		2,661,744
Electrical Equipment – 0.8%
Signify NV(a) (c)	2,091	51,649
Vestas Wind Systems A/S	10,537	661,053
		712,702
Electronic Equipment, Instruments & Components – 1.2%
AU Optronics Corp.	1,640,000	646,608
Kingboard Laminates Holdings Ltd.	143,500	109,830
WPG Holdings Ltd.*	130,640	155,157
Yaskawa Electric Corp.(c)	5,900	170,692
		1,082,287

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – 2.2%
Gecina SA	919	$135,053
Growthpoint Properties Ltd.	319,472	490,039
H&R REIT(c)	12,792	193,938
Hui Xian REIT	246,000	106,878
Japan Retail Fund Investment Corp.	25	46,165
Nomura Real Estate Master Fund, Inc.	155	200,935
RioCan REIT	35,383	646,634
Stockland	60,311	154,311
		1,973,953
Food & Staples Retailing – 2.5%
Lawson, Inc.(c)	3,100	196,128
METRO AG	53,013	798,883
President Chain Store Corp.	70,000	789,516
Wesfarmers Ltd.	13,653	451,121
		2,235,648
Food Products – 3.9%
Marine Harvest ASA	34,358	833,917
Nestle SA (Registered)	19,434	1,644,520
Orkla ASA	23,821	206,157
Uni-President Enterprises Corp.	302,000	731,015
		3,415,609
Gas Utilities – 0.1%
AltaGas Ltd.(c)	10,250	129,174
Hotels, Restaurants & Leisure – 1.2%
Crown Resorts Ltd.	49,200	436,230
Sands China Ltd.	158,400	624,354
		1,060,584
Household Durables – 0.8%
Persimmon plc	23,616	692,222
Independent Power and Renewable Electricity Producers – 0.6%
Engie Brasil Energia SA	45,100	483,236
Industrial Conglomerates – 0.7%
Sime Darby Bhd.	1,090,600	573,383

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – 6.1%
Admiral Group plc	8,856	$227,786
Aegon NV	55,350	340,413
Ageas	8,692	435,401
AIA Group Ltd.	1,200	9,085
Allianz SE (Registered)	82	17,136
Assicurazioni Generali SpA	15,703	254,074
AXA SA	11,849	297,241
Direct Line Insurance Group plc	46,453	195,576
Gjensidige Forsikring ASA	42,763	664,471
Legal & General Group plc	239,399	769,319
NN Group NV	2,747	118,275
Orange Life Insurance Ltd.(a)	3,321	89,323
Poste Italiane SpA(a)	89,462	643,667
Sampo OYJ, Class A	15,744	725,323
Zurich Insurance Group AG*	1,681	523,401
		5,310,491
Interactive Media & Services – 1.1%
Kakaku.com, Inc.	24,700	448,016
Tencent Holdings Ltd.	16,100	548,346
		996,362
IT Services – 1.5%
Larsen & Toubro Infotech Ltd.(a)	25,625	612,148
Otsuka Corp.	20,700	687,829
		1,299,977
Machinery – 2.2%
FANUC Corp.	4,400	769,430
Kone OYJ, Class B	10,537	513,613
Sinotruk Hong Kong Ltd.(c)	451,000	647,787
		1,930,830
Media – 2.9%
Eutelsat Communications SA	30,176	612,359
ITV plc	338,455	644,150
Lagardere SCA(c)	6,478	177,552
ProSiebenSat.1 Media SE	27,060	626,084
Shaw Communications, Inc., Class B	10,501	195,987
Smiles Fidelidade SA*	25,600	256,724
		2,512,856

Investments	Shares	Value
Metals & Mining – 6.0%
Alrosa PJSC	497,494	$756,003
Eregli Demir ve Celik Fabrikalari TAS	302,949	489,840
Evraz plc	112,545	780,858
Fortescue Metals Group Ltd.(c)	63,755	180,745
Kumba Iron Ore Ltd.(c)	37,597	735,836
Novolipetsk Steel PJSC	296,717	724,054
Rio Tinto plc	14,514	705,369
Severstal PJSC	16,612	260,273
Severstal PJSC, GDR(a)	28,857	447,572
Vedanta Ltd.	61,787	176,433
		5,256,983
Multiline Retail – 0.2%
Marks & Spencer Group plc	52,603	198,952
Multi-Utilities – 1.3%
AGL Energy Ltd.	32,021	408,508
Centrica plc	126,526	237,976
Engie SA	22,222	296,478
Innogy SE*	4,879	203,547
		1,146,509
Oil, Gas & Consumable Fuels – 9.5%
BP plc	240,261	1,741,574
Bukit Asam Tbk. PT	533,000	149,005
China Petroleum & Chemical Corp., Class H	108,000	87,619
Enagas SA	8,077	214,514
Eni SpA	28,208	501,981
Equinor ASA	15,047	392,603
Hindustan Petroleum Corp. Ltd.	113,775	344,887
Inter Pipeline Ltd.	37,638	611,895
Neste OYJ	8,815	726,715
Pilipinas Shell Petroleum Corp.	651,490	591,157
Royal Dutch Shell plc, Class A	7,913	252,821
Royal Dutch Shell plc, Class B	2,747	90,031
Snam SpA	50,553	209,298
TOTAL SA(c)	26,432	1,556,138
Tupras Turkiye Petrol Rafinerileri A/S	34,645	814,296
Vermilion Energy, Inc.(c)	1,763	46,866
		8,331,400

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Personal Products – 0.5%
L’Oreal SA	1,722	$388,076
Unilever NV, CVA	984	52,987
		441,063
Pharmaceuticals – 6.5%
Astellas Pharma, Inc.	49,200	761,618
AstraZeneca plc	3,116	238,490
GlaxoSmithKline plc	108,158	2,088,462
H Lundbeck A/S	5,371	250,903
Novartis AG (Registered)	8,692	762,483
Orion OYJ, Class B	12,669	436,380
Roche Holding AG	4,141	1,009,006
Sanofi	1,804	161,151
		5,708,493
Professional Services – 0.9%
Recruit Holdings Co. Ltd.	28,700	772,335
Real Estate Management & Development – 2.5%
Daito Trust Construction Co. Ltd.	4,700	620,531
Land & Houses PCL, NVDR	2,000,800	621,666
Logan Property Holdings Co. Ltd.	246,000	227,191
SOHO China Ltd.(c)	1,722,000	584,295
Wharf Holdings Ltd. (The)	60,000	149,705
		2,203,388
Road & Rail – 0.8%
Aurizon Holdings Ltd.	224,926	669,548
Semiconductors & Semiconductor Equipment – 2.0%
Novatek Microelectronics Corp.	144,000	635,233
Taiwan Semiconductor Manufacturing Co. Ltd.	56,000	423,488
Tokyo Electron Ltd.	4,900	681,020
		1,739,741
Software – 0.6%
SAP SE	410	43,974
Trend Micro, Inc.	8,200	473,741
		517,715

Investments	Shares	Value
Specialty Retail – 1.4%
CECONOMY AG	58,015	$296,986
Hennes & Mauritz AB, Class B(c)	53,423	945,396
		1,242,382
Technology Hardware, Storage & Peripherals – 2.7%
Asustek Computer, Inc.	25,000	185,018
Canon, Inc.	26,400	753,718
Compal Electronics, Inc.	287,000	158,141
Inventec Corp.	246,000	198,355
Lite-On Technology Corp.	160,000	183,563
Pegatron Corp.	99,000	180,128
Quanta Computer, Inc.	112,000	176,815
Samsung Electronics Co. Ltd.	13,612	506,471
		2,342,209
Textiles, Apparel & Luxury Goods – 1.2%
HUGO BOSS AG	4,141	296,438
Pandora A/S	6,970	436,214
Yue Yuen Industrial Holdings Ltd.	133,000	363,912
		1,096,564
Tobacco – 2.1%
British American Tobacco Malaysia Bhd.	41,000	304,720
British American Tobacco plc	1,189	51,556
Imperial Brands plc	22,386	758,856
Japan Tobacco, Inc.	29,600	762,327
		1,877,459
Trading Companies & Distributors – 0.6%
ITOCHU Corp.	17,300	321,151
Sumitomo Corp.	16,400	249,005
		570,156
Transportation Infrastructure – 1.1%
Atlantia SpA(c)	17,097	344,042
Sydney Airport	133,824	610,820
		954,862
Wireless Telecommunication Services – 1.7%
Freenet AG	19,680	443,515
NTT DOCOMO, Inc.	14,200	357,910

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Wireless Telecommunication Services – (continued)
Turkcell Iletisim Hizmetleri A/S	57,277	$116,020
Vodafone Group plc	319,390	603,254
		1,520,699
Total Common Stocks (Cost $92,311,458)		86,461,789
	Principal Amount
SECURITIES LENDING REINVESTMENTS(d) – 0.1%
REPURCHASE AGREEMENTS – 0.1%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $53,584, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $54,035	$53,581	53,581
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $1,840, collateralized by various Common Stocks; total market value $2,060	1,840	1,840
		55,421
Total Securities Lending Reinvestments (Cost $55,421)		55,421
Total Investments – 98.6% (Cost $92,366,879)		86,517,210
Other Assets Less Liabilities – 1.4%		1,185,471
NET ASSETS – 100.0%		$87,702,681
*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

(c)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $3,361,647, collateralized in the form of cash with a value of $55,421 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $246,158 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 2.88%, and maturity dates ranging from December 6, 2018 – February 15, 2047 and $3,229,028 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $3,530,607.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $55,421.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

SCA – Limited partnership with share capital

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,970,929
Aggregate gross unrealized depreciation	(9,973,102)
Net unrealized depreciation	$(6,002,173)
Federal income tax cost	$92,441,890

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	11	12/21/2018	USD	$996,875	$(59,654)
MSCI Emerging Markets E-Mini Index	5	12/21/2018	USD	239,175	(16,356)
					$(76,010)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following outstanding contracts as of October 31, 2018:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	76,142	BNP Paribas SA	AUD	105,364	12/19/2018	$1,426
Total unrealized appreciation						$1,426
NOK	59,477	Bank of New York	USD	7,234	12/19/2018	$(142)
USD	24,041	Goldman Sachs & Co.	BRL*	100,000	12/19/2018	(2,767)
Total unrealized depreciation						$(2,909)
Net unrealized depreciation						$(1,483)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

NOK – Norwegian Krone

USD – US Dollar

FlexShares® International Quality Dividend Defensive Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	7.1%
Belgium	0.9
Brazil	0.8
Canada	4.1
China	4.2
Czech Republic	0.6
Denmark	2.1
Finland	3.0
France	4.4
Germany	3.4
Hong Kong	1.6
India	2.1
Indonesia	0.2
Israel	0.0	†
Italy	2.7

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Japan	13.6%
Malaysia	1.0
Morocco	0.2
Netherlands	1.4
New Zealand	0.8
Norway	3.4
Philippines	0.7
Poland	0.2
Portugal	0.2
Russia	4.1
South Africa	1.6
South Korea	0.7
Spain	1.0
Sweden	3.4
Switzerland	4.5
Taiwan	5.9
Thailand	0.7
Turkey	3.4
United Kingdom	14.5
Other[1]	1.5
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.2%
Air Freight & Logistics – 0.2%
bpost SA	8,964	$136,201
Auto Components – 2.1%
Faurecia SA	11,367	552,654
Magna International, Inc.	13,716	676,896
Nokian Renkaat OYJ	3,834	121,983
		1,351,533
Automobiles – 1.9%
Honda Motor Co. Ltd.	5,400	155,079
Subaru Corp.	24,300	657,374
Toyota Motor Corp.	5,400	316,521
Yamaha Motor Co. Ltd.	2,700	64,141
		1,193,115
Banks – 10.1%
Absa Group Ltd.	15,984	161,407
Agricultural Bank of China Ltd., Class H	1,539,000	675,327
Aozora Bank Ltd.	4,700	162,213
Australia & New Zealand Banking Group Ltd.	22,113	406,390
Bank of China Ltd., Class H	594,000	253,075
Bank of Communications Co. Ltd., Class H	189,000	141,761
Bank Polska Kasa Opieki SA	5,022	137,266
China Construction Bank Corp., Class H	351,000	278,493
China Merchants Bank Co. Ltd., Class H	202,500	780,098
HSBC Holdings plc	137,106	1,129,782
Industrial & Commercial Bank of China Ltd., Class H	189,000	127,778
ING Groep NV	24,651	292,715
Intesa Sanpaolo SpA	123,444	273,163
National Australia Bank Ltd.	19,845	354,582
Nordea Bank Abp	26,217	228,302
Royal Bank of Canada	999	72,967
Sumitomo Mitsui Financial Group, Inc.	5,400	211,206
Swedbank AB, Class A	31,482	709,918

Investments	Shares	Value
Banks – (continued)
Toronto-Dominion Bank (The)	702	$39,038
		6,435,481
Building Products – 0.5%
Cie de Saint-Gobain	4,050	152,534
TOTO Ltd.(a)	4,300	154,313
		306,847
Capital Markets – 3.2%
CI Financial Corp.	6,399	94,870
Coronation Fund Managers Ltd.	24,192	80,491
Hong Kong Exchanges & Clearing Ltd.	16,200	429,829
Macquarie Group Ltd.	8,613	715,443
Natixis SA	19,764	115,685
Nomura Holdings, Inc.	35,100	170,283
SBI Holdings, Inc.	13,500	354,202
St James’s Place plc	5,265	68,182
		2,028,985
Chemicals – 2.6%
BASF SE	7,911	609,791
Nutrien Ltd.	4,185	222,085
Showa Denko KK	16,200	707,687
Taiyo Nippon Sanso Corp.(a)	8,100	130,412
		1,669,975
Construction & Engineering – 1.1%
ACS Actividades de Construccion y Servicios SA	17,982	674,600
Construction Materials – 0.9%
Buzzi Unicem SpA(a)	30,429	585,257
Diversified Financial Services – 3.2%
Banca Mediolanum SpA	16,065	93,288
EXOR NV	11,178	633,768
Mitsubishi UFJ Lease & Finance Co. Ltd.	126,900	653,306
REC Ltd.	426,573	671,487
		2,051,849

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Telecommunication Services – 4.0%
Elisa OYJ	4,077	$162,374
O2 Czech Republic A/S	56,403	593,629
Telefonica SA	39,069	320,405
Telenor ASA	35,910	660,739
Telia Co. AB	33,750	152,360
Telstra Corp. Ltd.	306,126	668,258
		2,557,765
Electric Utilities – 2.2%
EDP – Energias de Portugal SA	48,330	169,976
Endesa SA	30,132	630,927
Enel SpA	51,732	254,037
Federal Grid Co. Unified Energy System PJSC	131,673,141	306,349
		1,361,289
Electrical Equipment – 2.1%
ABB Ltd. (Registered)	31,698	639,695
Mitsubishi Electric Corp.	54,000	685,916
		1,325,611
Electronic Equipment, Instruments & Components – 2.1%
AU Optronics Corp.	1,566,000	617,432
General Interface Solution Holding Ltd.	27,000	89,439
Hitachi Ltd.	5,400	165,653
Kingboard Laminates Holdings Ltd.	108,000	82,660
Omron Corp.	3,400	137,982
WPG Holdings Ltd.*	102,080	121,237
Yaskawa Electric Corp.(a)	3,600	104,151
		1,318,554
Equity Real Estate Investment Trusts (REITs) – 0.3%
Unibail-Rodamco-Westfield	1,107	201,037
Food & Staples Retailing – 1.1%
Cia Brasileira de Distribuicao (Preference)*	5,400	113,713
Seven & i Holdings Co. Ltd.	5,400	234,125
Wesfarmers Ltd.	10,584	349,716
		697,554

Investments	Shares	Value
Food Products – 2.8%
China Agri-Industries Holdings Ltd.	1,107,000	$369,970
China Mengniu Dairy Co. Ltd.*	54,000	159,119
Marine Harvest ASA	33,669	817,194
Nestle SA (Registered)	4,860	411,257
		1,757,540
Gas Utilities – 0.4%
AltaGas Ltd.(a)	8,775	110,585
Naturgy Energy Group SA	6,885	169,439
		280,024
Health Care Equipment & Supplies – 0.5%
Hoya Corp.	5,900	335,321
Hotels, Restaurants & Leisure – 0.7%
Sands China Ltd.	118,800	468,265
Household Durables – 0.8%
Persimmon plc	16,092	471,682
Independent Power and Renewable Electricity Producers – 1.2%
Engie Brasil Energia SA	70,200	752,177
Industrial Conglomerates – 1.1%
Fosun International Ltd.	94,500	137,904
Sime Darby Bhd.	1,036,800	545,097
		683,001
Insurance – 7.5%
Aegon NV	118,168	726,756
Allianz SE (Registered)	4,212	880,223
Assicurazioni Generali SpA	10,611	171,685
AXA SA	17,982	451,091
BB Seguridade Participacoes SA	72,900	519,691
China Taiping Insurance Holdings Co. Ltd.	48,600	162,426
Legal & General Group plc	213,624	686,489
Mapfre SA	40,878	122,462
Poste Italiane SpA(b)	17,901	128,795
Power Corp. of Canada	6,183	127,968
Power Financial Corp.	5,103	110,162
Tokio Marine Holdings, Inc.	5,400	255,801
Zurich Insurance Group AG*	1,269	395,120
		4,738,669

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Interactive Media & Services – 0.4%
Tencent Holdings Ltd.	8,100	$275,876
Machinery – 3.2%
JTEKT Corp.	8,100	101,129
MINEBEA MITSUMI, Inc.	8,100	123,953
Mitsubishi Heavy Industries Ltd.	2,700	95,435
NGK Insulators Ltd.	8,100	113,905
NSK Ltd.	64,800	641,942
OC Oerlikon Corp. AG (Registered)*	10,557	125,836
SMC Corp.	2,500	800,806
		2,003,006
Media – 2.3%
Eutelsat Communications SA	19,953	404,905
ITV plc	319,680	608,418
Naspers Ltd., Class N	1,836	322,367
ProSiebenSat.1 Media SE	4,779	110,571
		1,446,261
Metals & Mining – 6.6%
BHP Billiton plc	11,772	235,011
Cia Siderurgica Nacional SA*	221,400	570,413
Eregli Demir ve Celik Fabrikalari TAS	217,809	352,176
Evraz plc	105,651	733,026
Fortescue Metals Group Ltd.(a)	41,823	118,568
Kumba Iron Ore Ltd.(a)	33,048	646,804
Novolipetsk Steel PJSC	84,915	207,211
Rio Tinto plc	10,260	498,628
Severstal PJSC	45,225	708,576
Vedanta Ltd.	40,770	116,419
		4,186,832
Multi-Utilities – 0.3%
Engie SA	13,959	186,236
Oil, Gas & Consumable Fuels – 7.7%
BP plc	178,336	1,292,700
China Petroleum & Chemical Corp., Class H	216,000	175,238
Crescent Point Energy Corp.(a)	23,274	110,233
Enagas SA	5,373	142,700

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Eni SpA	21,411	$381,023
Equinor ASA	11,826	308,561
Inter Pipeline Ltd.	35,694	580,291
Repsol SA	12,258	219,792
TOTAL SA(a)	19,413	1,142,907
TransCanada Corp.(a)	8,883	335,772
Vermilion Energy, Inc.(a)	4,158	110,532
Yanzhou Coal Mining Co. Ltd., Class H	108,000	102,084
		4,901,833
Paper & Forest Products – 0.4%
UPM-Kymmene OYJ	8,370	269,430
Personal Products – 1.0%
Kose Corp.(a)	4,100	612,884
Pharmaceuticals – 6.5%
AstraZeneca plc	11,475	878,265
Bayer AG (Registered)	648	49,765
GlaxoSmithKline plc	78,408	1,514,008
Novartis AG (Registered)	7,749	679,761
Roche Holding AG	1,485	361,839
Roche Holding AG – BR	756	184,284
Sanofi	5,265	470,321
		4,138,243
Real Estate Management & Development – 3.7%
China Evergrande Group(a)	189,000	450,838
Future Land Development Holdings Ltd.	864,000	495,957
KWG Group Holdings Ltd.	121,500	92,837
Shimao Property Holdings Ltd.	243,000	475,498
SOHO China Ltd.(a)	1,471,500	499,297
Wharf Holdings Ltd. (The)	81,000	202,102
Yuzhou Properties Co. Ltd.	405,000	144,654
		2,361,183
Semiconductors & Semiconductor Equipment – 3.4%
Novatek Microelectronics Corp.	135,000	595,530
Rohm Co. Ltd.	2,700	189,961
Taiwan Semiconductor Manufacturing Co. Ltd.	21,000	158,808
Tokyo Electron Ltd.	4,900	681,020

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
Vanguard International Semiconductor Corp.	270,000	$497,366
		2,122,685
Software – 1.1%
Trend Micro, Inc.	12,200	704,834
Specialty Retail – 1.4%
CECONOMY AG	9,099	46,579
Hennes & Mauritz AB, Class B(a)	47,898	847,623
		894,202
Technology Hardware, Storage & Peripherals – 2.0%
Catcher Technology Co. Ltd.	20,000	201,338
Compal Electronics, Inc.	189,000	104,141
Inventec Corp.	189,000	152,395
Lite-On Technology Corp.	108,000	123,905
Logitech International SA (Registered)	459	17,007
Pegatron Corp.	81,000	147,377
Quanta Computer, Inc.	81,000	127,875
Samsung Electronics Co. Ltd.	5,724	212,977
Samsung Electronics Co. Ltd. (Preference)	5,238	164,327
		1,251,342
Textiles, Apparel & Luxury Goods – 0.8%
HUGO BOSS AG	6,804	487,072
Tobacco – 2.9%
British American Tobacco plc	12,393	537,366
Imperial Brands plc	20,385	691,025
Japan Tobacco, Inc.	24,300	625,829
		1,854,220
Trading Companies & Distributors – 2.0%
ITOCHU Corp.	13,500	250,609
Mitsubishi Corp.	10,800	304,320
Toyota Tsusho Corp.	18,900	684,121
		1,239,050

Investments	Shares	Value
Transportation Infrastructure – 0.5%
Atlantia SpA	16,848	$339,032
Wireless Telecommunication Services – 0.4%
Freenet AG	8,478	191,063
Turkcell Iletisim Hizmetleri A/S	44,226	89,584
		280,647
Total Common Stocks (Cost $67,610,884)		62,937,200
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 0.7%
REPURCHASE AGREEMENTS – 0.7%
Citigroup Global Markets, Inc., 2.20%, dated 10/31/2018, due 11/1/2018, repurchase price $380,668, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.63%, maturing 7/15/2020 – 8/15/2040; total market value $383,870	$380,645	380,645
NBC Global Finance Ltd., 2.36%, dated 10/31/2018, due 11/1/2018, repurchase price $74,293, collateralized by various Common Stocks; total market value $83,163	74,288	74,288
		454,933
Total Securities Lending Reinvestments (Cost $454,933)		454,933
Total Investments – 99.9% (Cost $68,065,817)		63,392,133
Other Assets Less Liabilities – 0.1%		88,596
NET ASSETS – 100.0%		$63,480,729

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $3,611,317, collateralized in the form of cash with a value of $454,933 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $901,138 of collateral in the form of U.S. Government Treasury

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from November 15, 2018 – February 15, 2047 and $2,474,530 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 14, 2018 – November 2, 2086; a total value of $3,830,601.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2018. The total value of securities purchased was $454,933.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,640,015
Aggregate gross unrealized depreciation	(7,393,838)
Net unrealized depreciation	$(4,753,823)
Federal income tax cost	$68,116,442

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	4	12/21/2018	USD	$362,500	$(22,564)
MSCI Emerging Markets E-Mini Index	3	12/21/2018	USD	143,505	(6,950)
					$(29,514)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

FlexShares® International Quality Dividend Dynamic Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	4.1%
Belgium	0.2
Brazil	3.1
Canada	4.1
China	9.3
Czech Republic	0.9
Finland	0.9
France	5.5
Germany	3.8
Hong Kong	1.7
India	1.2
Italy	4.5
Japan	18.3
Malaysia	0.9
Netherlands	1.9

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Norway	2.8%
Poland	0.2
Portugal	0.3
Russia	1.9
South Africa	1.9
South Korea	0.6
Spain	3.6
Sweden	3.1
Switzerland	4.4
Taiwan	4.6
Turkey	0.7
United Kingdom	14.7
Other[1]	0.8
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2018

Investments	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 99.9%
U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$60,215,215	$64,926,206
2.00%, 1/15/2026	40,830,656	43,378,659
U.S. Treasury Inflation Linked Notes
1.38%, 1/15/2020	35,507,337	35,605,814
0.13%, 4/15/2020	86,645,812	85,189,304
1.25%, 7/15/2020	60,159,514	60,497,995
1.13%, 1/15/2021	67,945,260	68,011,740
0.13%, 4/15/2021	76,975,974	75,041,802
0.63%, 7/15/2021	64,433,830	63,908,007
0.13%, 1/15/2022	161,535,800	156,834,965
0.13%, 4/15/2022	161,808,192	156,434,600
0.13%, 7/15/2022	157,890,240	153,277,486
0.13%, 1/15/2023	157,302,720	151,475,902
0.63%, 4/15/2023	117,733,618	115,523,813
0.38%, 7/15/2023	71,119,627	69,307,752
0.63%, 1/15/2024	70,933,210	69,461,403
0.13%, 7/15/2024	69,979,869	66,695,950
0.25%, 1/15/2025	70,149,181	66,707,514
0.38%, 7/15/2025	70,063,518	67,141,011
0.63%, 1/15/2026	72,371,794	69,985,786
Total U.S. Treasury Obligations (Cost $1,677,650,199)		1,639,405,709

Total Investments – 99.9% (Cost $1,677,650,199)		1,639,405,709
Other Assets Less Liabilities – 0.1%		2,204,329
NET ASSETS – 100.0%		$1,641,610,038

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(39,298,076)
Net unrealized depreciation	$(39,298,076)
Federal income tax cost	$1,678,703,785

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2018

Investments	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 99.8%
U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$40,089,970	$43,226,444
2.00%, 1/15/2026	48,254,874	51,266,179
2.38%, 1/15/2027	39,141,268	42,983,051
1.75%, 1/15/2028	20,172,001	21,268,328
3.63%, 4/15/2028	28,022,306	34,244,863
2.50%, 1/15/2029	17,792,312	20,110,061
3.88%, 4/15/2029	32,340,173	40,949,692
3.38%, 4/15/2032	7,635,403	9,716,547
U.S. Treasury Inflation Linked Notes
0.13%, 1/15/2023	47,953,297	46,177,008
0.63%, 4/15/2023	35,904,794	35,230,878
0.38%, 7/15/2023	47,538,768	46,327,649
0.63%, 1/15/2024	47,397,951	46,414,482
0.13%, 7/15/2024	46,596,611	44,409,989
0.25%, 1/15/2025	46,693,731	44,402,838
0.38%, 7/15/2025	82,800,309	79,346,523
0.63%, 1/15/2026	85,509,079	82,689,950
0.13%, 7/15/2026	73,608,102	68,558,567
0.38%, 1/15/2027	42,984,919	40,491,179
0.38%, 7/15/2027	40,741,184	38,365,941
0.50%, 1/15/2028	42,488,574	40,172,726
0.75%, 7/15/2028	26,553,958	25,732,790
Total U.S. Treasury Obligations (Cost $934,122,755)		902,085,685

Total Investments – 99.8% (Cost $934,122,755)		902,085,685
Other Assets Less Liabilities – 0.2%		1,941,538
NET ASSETS – 100.0%		$904,027,223

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(34,236,364)
Net unrealized depreciation	$(34,236,364)
Federal income tax cost	$936,322,049

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2018

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – 99.4%
FHLMC
3.50%, 1/1/2021	$212,084	$212,147
3.50%, 2/1/2021	93,285	93,312
4.00%, 7/1/2024	590,778	602,265
4.00%, 9/1/2024	172,781	176,143
4.00%, 4/1/2025	100,726	102,391
4.00%, 6/1/2025	207,849	211,887
3.50%, 10/1/2025	292,508	292,666
4.00%, 10/1/2025	144,306	147,131
3.50%, 2/1/2026	92,712	92,866
4.00%, 3/1/2026	172,930	176,305
4.00%, 4/1/2026	519,808	530,000
3.50%, 6/1/2026	445,899	446,199
3.00%, 9/1/2026	697,467	688,433
3.50%, 10/1/2026	121,024	121,221
3.00%, 12/1/2026	163,323	161,204
3.50%, 12/1/2026	186,847	187,050
3.00%, 1/1/2027	193,050	190,547
2.50%, 4/1/2027	228,949	222,110
3.00%, 5/1/2027	238,760	235,663
4.00%, 5/1/2027	178,027	181,125
3.50%, 8/1/2027	201,990	202,100
2.50%, 10/1/2027	114,841	111,403
2.50%, 2/1/2028	54,329	52,703
2.50%, 4/1/2028	121,570	117,931
2.50%, 11/1/2028	22,307	21,639
3.00%, 11/1/2028	269,701	265,680
3.00%, 6/1/2029	84,402	83,110
6.50%, 12/1/2029	120,222	132,460
2.00%, 10/1/2031	398,173	370,905
2.00%, 11/1/2031	271,031	252,468
2.00%, 3/1/2032	168,366	156,826
5.50%, 10/1/2032	118,950	128,002
3.00%, 4/1/2033	278,316	271,285
6.00%, 4/1/2034	67,765	73,874
5.00%, 5/1/2034	502,333	531,759
6.50%, 7/1/2034	100,555	110,797
6.50%, 11/1/2034	46,509	51,247
3.00%, 5/1/2035	311,434	301,329
5.50%, 5/1/2035	295,888	318,484
6.00%, 5/1/2035	245,553	269,820
5.50%, 6/1/2035	60,305	64,301
5.00%, 7/1/2035	70,699	74,869
5.50%, 10/1/2035	38,257	41,156

Investments	Principal Amount	Value
3.00%, 11/1/2035	$254,220	$245,161
6.00%, 12/1/2035	131,875	145,157
5.50%, 1/1/2036	167,309	179,929
6.00%, 5/1/2036	282,433	310,561
5.50%, 12/1/2036	170,004	182,754
5.50%, 2/1/2037	51,380	55,294
6.00%, 4/1/2037	67,194	73,631
6.50%, 4/1/2037	171,459	188,933
5.50%, 7/1/2037	116,495	125,362
5.50%, 9/1/2037	56,152	60,408
6.00%, 9/1/2037	222,842	245,050
5.50%, 12/1/2037	343,926	368,641
6.50%, 12/1/2037	56,733	62,515
5.50%, 1/1/2038	28,309	30,448
5.00%, 7/1/2038	77,185	81,475
5.50%, 7/1/2038	6,202	6,653
5.50%, 8/1/2038	259,419	277,530
5.00%, 10/1/2038	55,853	58,956
5.50%, 12/1/2038	20,104	21,460
6.50%, 12/1/2038	92,916	102,395
5.00%, 2/1/2039	802,908	846,629
5.50%, 3/1/2039	160,137	171,845
6.50%, 4/1/2039	49,262	55,054
5.00%, 5/1/2039	124,227	132,041
5.00%, 8/1/2039	10,705	11,306
5.00%, 9/1/2039	12,512	13,208
6.50%, 9/1/2039	238,783	270,958
4.50%, 10/1/2039	24,586	25,462
5.50%, 1/1/2040	98,661	105,572
4.00%, 2/1/2040	15,018	15,160
4.50%, 4/1/2040	350,486	363,287
5.50%, 4/1/2040	221,490	234,691
6.00%, 4/1/2040	103,537	113,158
6.00%, 5/1/2040	224,904	246,697
5.50%, 6/1/2040	69,313	73,507
6.00%, 7/1/2040	1,774,653	1,952,252
3.50%, 12/1/2040	164,891	162,030
4.00%, 1/1/2041	123,747	124,915
4.50%, 3/1/2041	163,078	169,047
5.50%, 4/1/2041	29,627	31,521
5.50%, 6/1/2041	678,092	728,617
4.50%, 8/1/2041	155,074	160,750
3.50%, 11/1/2041	226,361	222,437
3.50%, 2/1/2042	237,185	233,070
5.00%, 2/1/2042	146,864	155,164

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
4.00%, 4/1/2042	$112,567	$113,633
3.00%, 3/1/2043	36,941	35,267
3.00%, 4/1/2043	126,516	120,782
3.00%, 6/1/2043	189,724	181,041
4.50%, 3/1/2044	107,664	110,816
4.00%, 6/1/2044	17,442	17,505
4.50%, 7/1/2044	181,114	186,215
4.00%, 8/1/2044	51,356	51,540
5.00%, 8/1/2044	453,773	478,746
4.50%, 9/1/2044	78,843	81,334
4.50%, 12/1/2044	40,774	41,837
3.00%, 7/1/2045	109,096	103,597
4.00%, 7/1/2045	124,963	125,296
4.50%, 9/1/2045	81,197	83,230
4.00%, 10/1/2045	189,747	190,232
4.50%, 12/1/2045	401,571	412,065
3.00%, 4/1/2046	270,906	256,735
4.00%, 4/1/2046	94,872	95,095
3.50%, 5/1/2046	202,581	197,947
4.00%, 5/1/2046	107,092	107,238
4.50%, 5/1/2046	192,111	196,941
4.50%, 6/1/2046	313,181	322,905
4.00%, 10/1/2046	307,849	308,574
4.50%, 3/1/2047	349,461	358,470
3.00%, 9/1/2047	279,342	264,874
TBA 3.50%, 11/15/2048	175,000	170,352
TBA 4.00%, 11/15/2048	100,000	100,021
FNMA
4.00%, 12/1/2018	55	55
4.00%, 7/1/2019	2	2
4.50%, 1/1/2020	14,061	14,269
4.50%, 4/1/2020	9,710	9,853
4.50%, 11/1/2020	44,424	45,080
4.00%, 5/1/2024	124,737	126,916
4.00%, 1/1/2025	214,367	218,108
3.50%, 9/1/2025	121,396	121,390
4.00%, 9/1/2025	306,710	311,986
3.00%, 11/1/2025	355,787	351,429
3.50%, 11/1/2025	222,686	222,674
3.00%, 12/1/2025	165,465	163,433
3.50%, 12/1/2025	157,891	157,883
4.00%, 12/1/2025	193,930	197,620
3.00%, 1/1/2026	398,269	393,394
3.50%, 2/1/2026	273,637	273,623
4.00%, 4/1/2026	335,190	341,610

Investments	Principal Amount	Value
4.00%, 5/1/2026	$293,676	$299,008
3.00%, 8/1/2026	292,949	289,355
3.00%, 10/1/2026	140,774	139,041
2.50%, 11/1/2026	63,082	60,445
3.50%, 12/1/2026	178,067	178,058
2.50%, 6/1/2027	23,278	22,475
3.50%, 6/1/2027	455,914	455,891
2.50%, 10/1/2027	487,282	470,463
2.50%, 12/1/2027	133,525	128,919
3.50%, 1/1/2028	829,136	830,873
3.00%, 3/1/2028	46,287	45,584
3.00%, 6/1/2028	920,104	908,664
3.00%, 7/1/2028	42,605	41,978
2.50%, 8/1/2028	75,349	72,702
2.50%, 9/1/2028	294,603	284,258
3.00%, 11/1/2028	41,313	40,704
4.00%, 7/1/2029	347,949	354,205
4.00%, 11/1/2029	152,594	155,250
3.00%, 9/1/2030	96,994	95,388
3.50%, 10/1/2030	141,353	138,594
3.50%, 11/1/2030	32,282	31,652
2.00%, 9/1/2031	312,778	291,747
2.00%, 11/1/2031	242,817	226,486
6.00%, 12/1/2032	26,703	29,176
3.00%, 3/1/2033	209,422	203,620
3.00%, 7/1/2033	35,121	34,149
3.00%, 10/1/2033	196,804	191,351
5.00%, 6/1/2034	198,158	209,617
6.00%, 8/1/2034	94,363	102,657
6.50%, 9/1/2034	234,061	261,864
5.00%, 12/1/2034	46,705	49,422
5.00%, 1/1/2035	60,495	64,008
5.00%, 6/1/2035	315,127	333,423
5.00%, 7/1/2035	118,198	124,995
5.00%, 10/1/2035	235,241	248,938
5.00%, 11/1/2035	114,890	121,579
6.00%, 11/1/2035	44,282	48,358
5.00%, 2/1/2036	122,868	130,027
5.00%, 8/1/2036	203,397	215,288
5.50%, 12/1/2036	124,366	133,067
6.50%, 12/1/2036	212,108	232,775
5.50%, 1/1/2037	37,469	40,142
5.50%, 2/1/2037	11,514	12,391
6.00%, 8/1/2037	83,333	90,994
6.00%, 9/1/2037	327,892	360,393
6.00%, 12/1/2037	541,649	590,572
5.00%, 3/1/2038	241,371	252,919

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
5.00%, 5/1/2038	$106,023	$112,206
5.50%, 6/1/2038	320,112	342,968
5.50%, 7/1/2038	241,249	259,156
5.50%, 9/1/2038	38,629	41,366
6.00%, 9/1/2038	66,653	72,802
5.50%, 11/1/2038	194,005	208,134
5.00%, 1/1/2039	12,900	13,613
5.50%, 3/1/2039	204,360	219,740
4.50%, 4/1/2039	128,399	133,017
5.50%, 4/1/2039	411,922	441,279
5.50%, 8/1/2039	214,606	229,809
5.50%, 1/1/2040	38,849	41,341
4.50%, 4/1/2040	22,503	23,321
5.50%, 4/1/2040	41,882	45,050
6.00%, 6/1/2040	497,356	543,305
4.50%, 7/1/2040	229,862	238,241
4.00%, 9/1/2040	94,400	95,161
3.50%, 1/1/2041	41,757	41,030
3.50%, 2/1/2041	78,109	76,750
4.00%, 2/1/2041	165,725	167,058
4.50%, 2/1/2041	40,507	41,977
4.50%, 4/1/2041	110,288	114,302
5.50%, 4/1/2041	13,312	14,185
6.00%, 5/1/2041	213,963	233,646
4.50%, 6/1/2041	37,502	38,869
5.50%, 7/1/2041	92,805	99,250
6.00%, 7/1/2041	282,301	308,282
4.50%, 8/1/2041	48,372	50,204
5.00%, 8/1/2041	247,106	259,169
5.50%, 8/1/2041	161,368	172,356
5.50%, 9/1/2041	182,371	195,237
4.00%, 12/1/2041	170,792	172,170
3.50%, 1/1/2042	142,882	140,393
4.00%, 1/1/2042	89,452	90,174
4.50%, 1/1/2042	51,302	53,172
6.00%, 1/1/2042	268,211	292,093
3.00%, 4/1/2042	156,140	149,212
3.50%, 5/1/2042	209,604	205,958
3.50%, 8/1/2042	153,803	151,125
3.50%, 1/1/2043	105,862	104,024
3.00%, 2/1/2043	204,681	195,539
3.50%, 3/1/2043	198,351	194,906
3.00%, 5/1/2043	13,910	13,294
3.50%, 5/1/2043	251,649	247,071
3.00%, 6/1/2043	115,926	110,646

Investments	Principal Amount	Value
3.50%, 7/1/2043	$52,138	$51,230
3.50%, 8/1/2043	101,951	99,982
4.00%, 8/1/2043	31,393	31,568
5.00%, 8/1/2043	300,269	315,459
3.00%, 9/1/2043	160,985	153,748
4.00%, 9/1/2043	178,761	180,195
4.50%, 9/1/2043	62,212	64,085
4.00%, 11/1/2043	142,742	143,397
4.50%, 12/1/2043	245,471	252,872
5.00%, 1/1/2044	273,455	286,831
5.00%, 3/1/2044	110,057	116,884
5.00%, 5/1/2044	125,667	131,786
5.50%, 5/1/2044	633,002	678,073
5.00%, 6/1/2044	36,537	38,216
4.50%, 10/1/2044	178,464	183,847
3.00%, 12/1/2044	425,051	404,865
3.00%, 2/1/2045	119,352	113,631
4.00%, 2/1/2045	94,776	95,008
3.00%, 4/1/2045	127,285	121,184
4.00%, 4/1/2045	59,166	59,636
3.00%, 5/1/2045	189,538	180,178
4.00%, 11/1/2045	134,052	134,924
4.00%, 3/1/2046	235,229	236,053
4.50%, 3/1/2046	178,526	183,053
3.50%, 5/1/2046	134,086	131,058
4.00%, 5/1/2046	229,221	229,580
4.50%, 7/1/2046	169,820	174,126
3.50%, 2/1/2047	90,836	88,681
4.50%, 2/1/2047	472,715	487,848
4.50%, 5/1/2047	248,334	254,829
TBA 3.50%, 11/25/2048	100,000	97,340
TBA 4.00%, 11/25/2048	100,000	100,004
GNMA
3.00%, 2/20/2027	858,734	849,553
2.50%, 4/20/2027	136,272	131,987
2.50%, 11/20/2027	148,185	142,872
2.50%, 1/20/2028	74,913	72,557
3.00%, 3/20/2028	153,643	151,994
3.00%, 7/20/2028	496,956	491,618
2.50%, 11/20/2028	152,374	147,570
2.50%, 12/20/2028	31,981	30,973
2.50%, 3/20/2031	224,941	216,728
2.50%, 10/20/2031	112,255	108,155
6.00%, 3/20/2032	143,818	155,500
6.00%, 11/15/2032	253,420	278,322
6.00%, 3/15/2033	245,396	266,592
5.50%, 6/15/2033	359,034	386,916

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	311

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
5.50%, 8/20/2033	$48,268	$51,612
5.50%, 11/20/2033	67,961	72,687
6.00%, 12/15/2033	196,096	216,375
5.50%, 2/15/2034	429,885	467,163
5.50%, 3/20/2034	78,497	83,947
5.50%, 7/20/2034	52,275	55,900
5.50%, 3/15/2035	288,105	310,392
5.50%, 3/20/2036	257,583	274,658
5.50%, 3/20/2038	107,394	114,389
5.50%, 9/20/2038	106,606	112,321
6.00%, 12/20/2038	407,268	441,420
5.50%, 2/15/2039	236,639	252,298
5.50%, 2/20/2039	129,567	137,982
5.50%, 3/20/2039	98,330	103,525
4.50%, 5/15/2039	134,716	139,635
5.00%, 5/15/2039	98,336	104,175
5.50%, 5/15/2039	60,174	64,110
5.00%, 9/15/2039	203,946	215,977
5.50%, 9/15/2039	27,085	28,873
4.00%, 9/20/2039	41,772	42,567
4.50%, 10/15/2039	449,013	465,353
4.50%, 12/15/2039	213,603	221,183
5.50%, 12/15/2039	75,522	80,518
5.00%, 1/20/2040	344,471	366,804
5.50%, 3/15/2040	162,581	173,298
4.50%, 4/15/2040	535,030	554,389
5.00%, 4/15/2040	228,621	243,018
4.50%, 6/15/2040	637,653	660,498
4.00%, 8/15/2040	23,466	23,885
4.00%, 10/15/2040	15,469	15,629
3.50%, 11/15/2040	185,393	183,184
5.50%, 1/20/2041	41,528	44,236
4.00%, 3/15/2041	6,044	6,126
4.00%, 6/15/2041	184,949	187,429
4.00%, 8/15/2041	224,340	227,338
3.50%, 9/15/2041	123,495	122,024
5.50%, 9/20/2041	163,544	174,272
3.50%, 11/20/2041	101,375	100,284
3.50%, 1/15/2042	29,725	29,371
5.50%, 2/20/2042	39,208	42,040
3.50%, 4/20/2042	306,277	302,665
3.00%, 5/15/2042	88,866	85,115
3.50%, 6/15/2042	202,343	199,928
3.50%, 8/20/2042	53,107	52,481
3.00%, 9/15/2042	222,329	213,632

Investments	Principal Amount	Value
3.00%, 10/15/2042	$221,700	$213,008
3.00%, 12/20/2042	127,157	122,477
3.50%, 12/20/2042	21,893	21,522
5.00%, 12/20/2042	194,625	205,417
6.00%, 1/20/2043	394,575	422,500
3.00%, 2/20/2043	88,674	85,070
5.50%, 2/20/2043	23,982	25,593
2.50%, 3/20/2043	103,874	97,418
3.00%, 3/20/2043	277,606	266,322
3.00%, 4/15/2043	90,376	87,148
3.00%, 5/15/2043	249,992	241,062
2.50%, 5/20/2043	149,384	140,096
3.50%, 5/20/2043	114,969	112,991
3.50%, 6/15/2043	284,691	281,305
3.00%, 9/20/2043	142,165	137,221
3.50%, 10/20/2043	282,565	279,232
5.00%, 12/20/2043	110,106	116,190
5.00%, 1/20/2044	8,057	8,505
5.50%, 4/20/2044	453,943	489,222
4.00%, 7/15/2044	251,257	254,769
3.50%, 8/20/2044	116,450	114,867
3.50%, 9/15/2044	216,107	212,480
4.00%, 9/15/2044	46,298	46,633
3.50%, 10/15/2044	94,573	93,207
3.50%, 10/20/2044	19,545	19,270
2.50%, 11/20/2044	115,658	107,617
4.00%, 12/15/2044	75,106	75,650
3.00%, 12/20/2044	61,155	58,908
3.50%, 12/20/2044	60,431	59,548
3.50%, 1/15/2045	260,202	256,058
3.00%, 1/20/2045	121,137	116,386
3.50%, 2/20/2045	80,725	79,524
3.00%, 3/15/2045	185,782	178,536
3.00%, 3/20/2045	94,808	91,070
3.50%, 5/15/2045	93,421	91,851
3.00%, 7/15/2045	507,283	485,940
3.00%, 12/20/2045	146,194	140,294
3.50%, 12/20/2045	277,664	273,532
3.00%, 1/20/2046	202,346	194,399
4.00%, 3/15/2046	195,797	197,335
4.00%, 3/20/2046	241,801	244,818
3.50%, 4/20/2046	784,463	772,305
4.00%, 5/20/2046	1,016,595	1,029,906
4.00%, 7/15/2046	252,990	256,375
3.00%, 9/20/2046	160,498	153,895
2.50%, 12/20/2046	287,386	266,574
3.00%, 12/20/2046	166,485	159,457

See Accompanying Notes to the Financial Statements.

312	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
5.50%, 5/20/2047	$214,697	$226,632
4.50%, 11/15/2047	729,645	756,777
5.00%, 2/20/2048	444,738	463,276
5.00%, 4/20/2048	216,453	225,335
Total Mortgage-Backed Securities (Cost $73,256,197)		71,184,920

Total Investments – 99.4% (Cost $73,256,197)		71,184,920
Other Assets Less Liabilities – 0.6%		442,664
NET ASSETS – 100.0%		$71,627,584

Percentages shown are based on Net Assets.

Abbreviations

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TBA – To Be Announced; Security is subject to delayed delivery.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54
Aggregate gross unrealized depreciation	(2,077,393)
Net unrealized depreciation	$(2,077,339)
Federal income tax cost	$73,262,259

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	313

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2018

Investments	Principal Amount	Value
CORPORATE BONDS – 98.9%
Aerospace & Defense – 2.3%
General Dynamics Corp.
3.75%, 5/15/2028	$200,000	$198,027
L3 Technologies, Inc.
4.95%, 2/15/2021	150,000	153,881
Lockheed Martin Corp.
3.35%, 9/15/2021	155,000	155,000
3.55%, 1/15/2026	70,000	68,443
Northrop Grumman Corp.
2.93%, 1/15/2025	200,000	188,735
Rockwell Collins, Inc.
3.50%, 3/15/2027	100,000	94,146
United Technologies Corp.
3.10%, 6/1/2022	400,000	392,524
3.13%, 5/4/2027	150,000	138,196
		1,388,952
Air Freight & Logistics – 0.3%
FedEx Corp.
3.20%, 2/1/2025	130,000	124,376
United Parcel Service, Inc.
2.45%, 10/1/2022	80,000	77,081
		201,457
Banks – 33.4%
Australia & New Zealand Banking Group Ltd.
2.30%, 6/1/2021	250,000	242,364
Banco Santander SA
3.13%, 2/23/2023	200,000	188,895
Bank of America Corp.
2.50%, 10/21/2022	700,000	665,362
3.30%, 1/11/2023	400,000	391,274
3.12%, 1/20/2023(a)	250,000	244,402
4.20%, 8/26/2024	320,000	317,706
4.00%, 1/22/2025	255,000	248,532
3.88%, 8/1/2025	250,000	246,189
3.50%, 4/19/2026	150,000	142,821
3.82%, 1/20/2028(a)	450,000	430,953
3.42%, 12/20/2028(a)	200,000	184,513
4.27%, 7/23/2029(a)	100,000	98,701

Investments	Principal Amount	Value
Banks – (continued)
Bank of Montreal
1.90%, 8/27/2021	$150,000	$143,843
Bank of Nova Scotia (The)
2.45%, 3/22/2021	150,000	146,731
4.50%, 12/16/2025	100,000	99,013
Barclays plc
3.20%, 8/10/2021	200,000	195,728
3.65%, 3/16/2025	200,000	186,209
4.38%, 1/12/2026	200,000	192,157
BB&T Corp.
2.85%, 10/26/2024	150,000	141,993
BNP Paribas SA
5.00%, 1/15/2021	95,000	98,052
Citibank NA
3.40%, 7/23/2021	250,000	249,024
Citigroup, Inc.
2.70%, 3/30/2021	425,000	416,355
4.50%, 1/14/2022	150,000	153,323
3.50%, 5/15/2023	250,000	244,957
3.30%, 4/27/2025	200,000	190,147
4.40%, 6/10/2025	175,000	173,466
3.40%, 5/1/2026	150,000	141,017
3.20%, 10/21/2026	200,000	183,786
4.45%, 9/29/2027	150,000	146,130
3.89%, 1/10/2028(a)	200,000	191,457
3.67%, 7/24/2028(a)	155,000	145,442
4.13%, 7/25/2028	200,000	189,857
3.52%, 10/27/2028(a)	200,000	185,643
Citizens Financial Group, Inc.
4.30%, 12/3/2025	60,000	58,857
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 4/16/2021	250,000	248,318
3.80%, 9/15/2022	250,000	247,553
3.75%, 3/26/2025	250,000	239,625
Discover Bank
3.20%, 8/9/2021	250,000	246,031
Fifth Third Bancorp
3.50%, 3/15/2022	295,000	292,746
HSBC Holdings plc
4.00%, 3/30/2022	510,000	514,828
3.90%, 5/25/2026	200,000	192,343
4.04%, 3/13/2028(a)	200,000	191,610

See Accompanying Notes to the Financial Statements.

314	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Banks – (continued)
Huntington Bancshares, Inc.
3.15%, 3/14/2021	$100,000	$98,921
ING Groep NV
4.55%, 10/2/2028	200,000	196,867
JPMorgan Chase & Co.
2.55%, 3/1/2021	475,000	465,765
3.38%, 5/1/2023	520,000	507,330
3.13%, 1/23/2025	230,000	218,242
3.90%, 7/15/2025	250,000	246,536
3.30%, 4/1/2026	220,000	207,966
2.95%, 10/1/2026	250,000	229,324
4.13%, 12/15/2026	125,000	122,660
4.25%, 10/1/2027	125,000	123,029
3.78%, 2/1/2028(a)	875,000	842,607
KeyCorp
5.10%, 3/24/2021	145,000	150,164
Lloyds Bank plc
6.38%, 1/21/2021	115,000	121,825
Lloyds Banking Group plc
3.10%, 7/6/2021	200,000	196,406
4.38%, 3/22/2028	200,000	191,474
Mitsubishi UFJ Financial Group, Inc.
2.95%, 3/1/2021	200,000	197,329
2.67%, 7/25/2022	300,000	289,461
3.85%, 3/1/2026	200,000	195,618
3.68%, 2/22/2027	350,000	337,907
Mizuho Financial Group, Inc.
2.95%, 2/28/2022	200,000	194,725
4.02%, 3/5/2028	400,000	394,084
National Australia Bank Ltd.
1.88%, 7/12/2021	250,000	239,167
2.80%, 1/10/2022	250,000	243,610
PNC Financial Services Group, Inc. (The)
3.30%, 3/8/2022	380,000	376,418
3.90%, 4/29/2024	50,000	49,657
3.15%, 5/19/2027	250,000	234,605
Royal Bank of Canada
2.75%, 2/1/2022	100,000	97,759
Santander UK Group Holdings plc
3.82%, 11/3/2028(a)	200,000	180,426

Investments	Principal Amount	Value
Banks – (continued)
Sumitomo Mitsui Financial Group, Inc.
2.06%, 7/14/2021	$400,000	$384,250
2.78%, 7/12/2022	200,000	193,424
3.78%, 3/9/2026	250,000	243,670
3.36%, 7/12/2027	350,000	328,675
SunTrust Banks, Inc.
2.90%, 3/3/2021	200,000	197,051
Svenska Handelsbanken AB
2.45%, 3/30/2021	250,000	243,840
Toronto-Dominion Bank (The)
2.50%, 12/14/2020	200,000	196,997
US Bancorp
Series X, 3.15%, 4/27/2027	150,000	141,543
Wells Fargo & Co.
3.50%, 3/8/2022	400,000	396,383
3.07%, 1/24/2023	250,000	242,373
4.48%, 1/16/2024	225,000	228,923
3.55%, 9/29/2025	200,000	191,951
3.58%, 5/22/2028(a)	250,000	238,183
Westpac Banking Corp.
2.60%, 11/23/2020	300,000	295,768
2.85%, 5/13/2026	150,000	137,958
3.40%, 1/25/2028	150,000	142,058
4.32%, 11/23/2031(a)	100,000	95,364
		20,296,246
Beverages – 1.8%
Anheuser-Busch InBev Finance, Inc.
2.65%, 2/1/2021	200,000	196,178
Anheuser-Busch InBev Worldwide, Inc.
3.75%, 1/15/2022	345,000	345,586
Coca-Cola Co. (The)
3.20%, 11/1/2023	200,000	197,792
Constellation Brands, Inc.
4.25%, 5/1/2023	150,000	151,551
PepsiCo, Inc.
3.10%, 7/17/2022	200,000	198,668
		1,089,775
Biotechnology – 3.5%
AbbVie, Inc.
2.90%, 11/6/2022	250,000	242,229
3.20%, 11/6/2022	240,000	234,659

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	315

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Biotechnology – (continued)
3.60%, 5/14/2025	$150,000	$143,480
3.20%, 5/14/2026	100,000	91,673
Amgen, Inc.
3.88%, 11/15/2021	250,000	252,590
2.70%, 5/1/2022	170,000	164,916
3.63%, 5/22/2024	100,000	98,635
Celgene Corp.
2.25%, 8/15/2021	150,000	144,868
3.63%, 5/15/2024	100,000	97,234
3.90%, 2/20/2028	200,000	188,129
Gilead Sciences, Inc.
3.70%, 4/1/2024	150,000	148,741
3.50%, 2/1/2025	225,000	218,649
2.95%, 3/1/2027	100,000	91,521
		2,117,324
Capital Markets – 9.1%
Bank of New York Mellon Corp. (The)
2.50%, 4/15/2021	300,000	294,093
Series 0012, 3.65%, 2/4/2024	300,000	298,481
3.40%, 1/29/2028	150,000	144,111
BlackRock, Inc.
3.20%, 3/15/2027	100,000	95,340
Charles Schwab Corp. (The)
3.25%, 5/21/2021	100,000	99,703
Deutsche Bank AG
3.70%, 5/30/2024	145,000	135,509
Goldman Sachs Group, Inc. (The)
2.35%, 11/15/2021	250,000	240,737
5.75%, 1/24/2022	210,000	222,001
3.00%, 4/26/2022	400,000	389,538
3.63%, 1/22/2023	300,000	296,612
4.00%, 3/3/2024	210,000	208,747
3.50%, 1/23/2025	255,000	244,291
3.27%, 9/29/2025(a)	300,000	284,632
3.85%, 1/26/2027	100,000	95,920
4.22%, 5/1/2029(a)	150,000	145,717
Intercontinental Exchange, Inc.
2.75%, 12/1/2020	150,000	148,360
Morgan Stanley
5.75%, 1/25/2021	400,000	418,295

Investments	Principal Amount	Value
Capital Markets – (continued)
2.63%, 11/17/2021	$400,000	$388,105
2.75%, 5/19/2022	600,000	580,274
3.75%, 2/25/2023	200,000	198,644
4.00%, 7/23/2025	100,000	98,272
3.88%, 1/27/2026	200,000	193,551
State Street Corp.
3.10%, 5/15/2023	200,000	194,461
3.55%, 8/18/2025	100,000	97,761
		5,513,155
Chemicals – 0.9%
Dow Chemical Co. (The)
4.13%, 11/15/2021	100,000	101,577
3.00%, 11/15/2022	200,000	194,401
LYB International Finance BV
4.00%, 7/15/2023	130,000	130,093
Sherwin-Williams Co. (The)
2.75%, 6/1/2022	150,000	144,470
		570,541
Commercial Services & Supplies – 0.5%
Republic Services, Inc.
3.55%, 6/1/2022	100,000	99,748
3.95%, 5/15/2028	100,000	97,997
Waste Management, Inc.
3.13%, 3/1/2025	105,000	100,747
		298,492
Communications Equipment – 0.3%
Cisco Systems, Inc.
2.95%, 2/28/2026	100,000	94,991
Motorola Solutions, Inc.
3.75%, 5/15/2022	100,000	98,499
		193,490
Consumer Finance – 4.5%
AerCap Ireland Capital DAC
5.00%, 10/1/2021	150,000	153,991
3.88%, 1/23/2028	200,000	182,568
American Express Co.
2.50%, 8/1/2022	200,000	191,689
3.00%, 10/30/2024	200,000	189,298
3.63%, 12/5/2024	140,000	136,820

See Accompanying Notes to the Financial Statements.

316	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Consumer Finance – (continued)
American Honda Finance Corp.
1.70%, 9/9/2021	$155,000	$148,441
Capital One Financial Corp.
3.50%, 6/15/2023	200,000	195,765
4.20%, 10/29/2025	300,000	289,937
3.75%, 7/28/2026	150,000	137,814
3.75%, 3/9/2027	100,000	92,716
Discover Financial Services
4.10%, 2/9/2027	150,000	141,637
General Motors Financial Co., Inc.
3.20%, 7/6/2021	150,000	146,941
4.38%, 9/25/2021	300,000	302,869
Synchrony Financial
4.25%, 8/15/2024	150,000	142,638
Toyota Motor Credit Corp.
1.90%, 4/8/2021	200,000	193,386
3.05%, 1/11/2028	100,000	93,029
		2,739,539
Diversified Financial Services – 1.8%
Berkshire Hathaway, Inc.
2.20%, 3/15/2021	165,000	161,658
3.13%, 3/15/2026	130,000	123,879
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	200,000	194,138
Shell International Finance BV
1.88%, 5/10/2021	200,000	193,482
2.88%, 5/10/2026	175,000	163,725
Synchrony Bank
3.65%, 5/24/2021	250,000	247,880
		1,084,762
Diversified Telecommunication Services – 1.9%
AT&T, Inc.
3.00%, 2/15/2022	200,000	195,418
3.20%, 3/1/2022	50,000	49,164
Verizon Communications, Inc.
5.15%, 9/15/2023	550,000	584,217
4.13%, 3/16/2027	300,000	297,434
		1,126,233

Investments	Principal Amount	Value
Electric Utilities – 1.5%
Commonwealth Edison Co.
2.55%, 6/15/2026	$50,000	$45,624
Duke Energy Corp.
3.15%, 8/15/2027	200,000	183,732
Eversource Energy
Series K, 2.75%, 3/15/2022	150,000	146,724
Exelon Corp.
3.50%, 6/1/2022(b)	200,000	195,211
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/2027	130,000	123,823
Virginia Electric & Power Co.
Series A, 3.15%, 1/15/2026	50,000	48,145
Series A, 3.50%, 3/15/2027	100,000	97,162
Xcel Energy, Inc.
4.00%, 6/15/2028	100,000	99,524
		939,945
Energy Equipment & Services – 0.1%
Halliburton Co.
3.80%, 11/15/2025	75,000	73,072
Entertainment – 1.0%
21st Century Fox America, Inc.
3.70%, 10/15/2025	100,000	98,743
Viacom, Inc.
4.25%, 9/1/2023	100,000	99,951
Walt Disney Co. (The)
3.00%, 2/13/2026	160,000	152,373
1.85%, 7/30/2026	100,000	87,020
Warner Media LLC
4.70%, 1/15/2021	80,000	81,918
3.40%, 6/15/2022	100,000	98,662
		618,667
Equity Real Estate Investment Trusts (REITs) – 3.6%
American Tower Corp.
3.45%, 9/15/2021	145,000	144,062
3.50%, 1/31/2023	250,000	245,025
3.60%, 1/15/2028	50,000	46,086
Boston Properties LP
5.63%, 11/15/2020	120,000	124,609
3.65%, 2/1/2026	205,000	197,249
Crown Castle International Corp.
4.88%, 4/15/2022	250,000	257,736

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	317

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Digital Realty Trust LP
3.95%, 7/1/2022	$74,000	$74,519
HCP, Inc.
4.25%, 11/15/2023	150,000	149,258
Omega Healthcare Investors, Inc.
4.38%, 8/1/2023	250,000	247,496
Realty Income Corp.
3.65%, 1/15/2028	100,000	95,546
Simon Property Group LP
4.38%, 3/1/2021	142,000	144,849
3.75%, 2/1/2024	120,000	119,588
3.38%, 10/1/2024	200,000	194,402
Ventas Realty LP
3.50%, 2/1/2025	50,000	47,566
Welltower, Inc.
3.75%, 3/15/2023	30,000	29,692
4.25%, 4/1/2026	100,000	99,003
		2,216,686
Food & Staples Retailing – 1.0%
Costco Wholesale Corp.
3.00%, 5/18/2027	75,000	70,530
Sysco Corp.
3.75%, 10/1/2025	200,000	195,482
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	105,000	103,841
Walmart, Inc.
3.70%, 6/26/2028	250,000	246,505
		616,358
Food Products – 0.7%
Tyson Foods, Inc.
4.50%, 6/15/2022	124,000	126,889
3.55%, 6/2/2027	100,000	93,371
Unilever Capital Corp.
2.90%, 5/5/2027	100,000	92,573
3.50%, 3/22/2028	100,000	96,572
		409,405
Health Care Equipment & Supplies – 0.8%
Medtronic, Inc.
3.50%, 3/15/2025	350,000	342,914

Investments	Principal Amount	Value
Health Care Equipment & Supplies – (continued)
Stryker Corp.
3.65%, 3/7/2028	$150,000	$143,139
		486,053
Health Care Providers & Services – 2.2%
Aetna, Inc.
2.80%, 6/15/2023	195,000	186,192
Anthem, Inc.
3.30%, 1/15/2023	100,000	97,918
CVS Health Corp.
3.35%, 3/9/2021	250,000	248,944
Express Scripts Holding Co.
3.90%, 2/15/2022	150,000	150,711
3.50%, 6/15/2024	150,000	145,833
Laboratory Corp. of America Holdings
3.20%, 2/1/2022	100,000	98,577
UnitedHealth Group, Inc.
3.75%, 7/15/2025	75,000	74,324
3.10%, 3/15/2026	350,000	331,846
		1,334,345
Hotels, Restaurants & Leisure – 1.0%
Marriott International, Inc.
2.30%, 1/15/2022	80,000	76,528
McDonald’s Corp.
2.75%, 12/9/2020	30,000	29,704
2.63%, 1/15/2022	150,000	145,993
3.38%, 5/26/2025	125,000	120,588
3.80%, 4/1/2028	150,000	146,016
Starbucks Corp.
3.50%, 3/1/2028	100,000	94,432
		613,261
Household Products – 0.1%
Procter & Gamble Co. (The)
3.10%, 8/15/2023	50,000	49,583
Industrial Conglomerates – 0.5%
3M Co.
2.25%, 9/19/2026	100,000	90,200
Honeywell International, Inc.
1.85%, 11/1/2021	80,000	76,760

See Accompanying Notes to the Financial Statements.

318	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Industrial Conglomerates – (continued)
Roper Technologies, Inc.
3.80%, 12/15/2026	$150,000	$144,251
		311,211
Insurance – 1.3%
American International Group, Inc.
3.30%, 3/1/2021	300,000	297,119
3.90%, 4/1/2026	100,000	95,701
Chubb INA Holdings, Inc.
3.15%, 3/15/2025	170,000	163,458
Marsh & McLennan Cos., Inc.
3.50%, 3/10/2025	75,000	72,432
MetLife, Inc.
3.60%, 4/10/2024	80,000	79,531
Prudential Financial, Inc.
3.50%, 5/15/2024	100,000	99,485
5.20%, 3/15/2044(a)	10,000	9,762
		817,488
Interactive Media & Services – 0.5%
Alphabet, Inc.
3.38%, 2/25/2024	100,000	99,846
Baidu, Inc.
4.13%, 6/30/2025	200,000	195,440
		295,286
Internet & Direct Marketing Retail – 0.5%
Alibaba Group Holding Ltd.
3.13%, 11/28/2021	200,000	197,485
eBay, Inc.
3.45%, 8/1/2024	120,000	115,851
		313,336
IT Services – 1.7%
Fidelity National Information Services, Inc.
3.50%, 4/15/2023	100,000	98,849
Fiserv, Inc.
3.80%, 10/1/2023	250,000	249,789
International Business Machines Corp.
3.45%, 2/19/2026	100,000	96,620
3.30%, 1/27/2027	150,000	142,607

Investments	Principal Amount	Value
IT Services – (continued)
Visa, Inc.
2.80%, 12/14/2022	$350,000	$341,247
2.75%, 9/15/2027	100,000	92,213
		1,021,325
Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific, Inc.
3.00%, 4/15/2023	250,000	241,193
Media – 2.1%
CBS Corp.
2.90%, 1/15/2027	100,000	87,855
Comcast Corp.
3.95%, 10/15/2025	600,000	599,550
3.15%, 3/1/2026	395,000	369,738
3.15%, 2/15/2028	150,000	137,971
Omnicom Group, Inc.
3.60%, 4/15/2026	100,000	94,020
		1,289,134
Metals & Mining – 0.3%
Vale Overseas Ltd.
4.38%, 1/11/2022	200,000	201,698
Multi-Utilities – 0.6%
Berkshire Hathaway Energy Co.
3.25%, 4/15/2028	100,000	94,099
Dominion Energy, Inc.
4.45%, 3/15/2021	150,000	152,467
DTE Energy Co.
3.80%, 3/15/2027	100,000	96,787
		343,353
Oil, Gas & Consumable Fuels – 6.6%
BP Capital Markets plc
3.22%, 11/28/2023	350,000	341,237
3.12%, 5/4/2026	300,000	282,582
3.02%, 1/16/2027	150,000	139,137
3.28%, 9/19/2027	50,000	47,157
Canadian Natural Resources Ltd.
3.80%, 4/15/2024	200,000	196,802
Chevron Corp.
2.95%, 5/16/2026	300,000	282,711
Energy Transfer Operating LP
4.65%, 6/1/2021	200,000	203,687

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	319

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Enterprise Products Operating LLC
3.35%, 3/15/2023	$180,000	$176,428
3.75%, 2/15/2025	200,000	196,260
4.15%, 10/16/2028	100,000	98,374
EOG Resources, Inc.
4.15%, 1/15/2026	100,000	100,997
Exxon Mobil Corp.
2.22%, 3/1/2021	100,000	97,735
2.73%, 3/1/2023	160,000	155,544
Kinder Morgan, Inc.
4.30%, 6/1/2025	100,000	99,606
MPLX LP
4.13%, 3/1/2027	350,000	334,497
Occidental Petroleum Corp.
2.70%, 2/15/2023	80,000	76,951
3.40%, 4/15/2026	100,000	96,902
ONEOK Partners LP
4.90%, 3/15/2025	150,000	153,805
Plains All American Pipeline LP
4.65%, 10/15/2025	50,000	49,390
Sabine Pass Liquefaction LLC
5.63%, 2/1/2021(b)	150,000	155,282
Total Capital International SA
3.75%, 4/10/2024	180,000	180,861
Transcontinental Gas Pipe Line Co. LLC
7.85%, 2/1/2026	150,000	180,303
Williams Cos., Inc. (The)
4.13%, 11/15/2020	100,000	100,959
3.75%, 6/15/2027	250,000	233,205
		3,980,412
Pharmaceuticals – 2.2%
AstraZeneca plc
3.38%, 11/16/2025	50,000	47,582
3.13%, 6/12/2027	100,000	91,612
GlaxoSmithKline Capital, Inc.
3.38%, 5/15/2023	400,000	396,276
Merck & Co., Inc.
2.75%, 2/10/2025	115,000	109,081
Novartis Capital Corp.
3.10%, 5/17/2027	100,000	94,881

Investments	Principal Amount	Value
Pharmaceuticals – (continued)
Pfizer, Inc.
1.95%, 6/3/2021	$150,000	$145,659
3.00%, 12/15/2026	100,000	94,799
Shire Acquisitions Investments Ireland DAC
2.88%, 9/23/2023	200,000	188,884
Zoetis, Inc.
3.25%, 2/1/2023	150,000	147,069
		1,315,843
Road & Rail – 0.6%
CSX Corp.
2.60%, 11/1/2026	100,000	89,676
Union Pacific Corp.
4.16%, 7/15/2022	100,000	102,324
3.95%, 9/10/2028	150,000	147,677
		339,677
Semiconductors & Semiconductor Equipment – 1.6%
Analog Devices, Inc.
3.50%, 12/5/2026	150,000	141,736
Broadcom Corp.
2.20%, 1/15/2021	100,000	96,694
3.00%, 1/15/2022	200,000	193,757
Intel Corp.
2.70%, 12/15/2022	200,000	194,491
QUALCOMM, Inc.
3.00%, 5/20/2022	200,000	196,096
3.25%, 5/20/2027	150,000	138,872
		961,646
Software – 2.1%
Microsoft Corp.
2.70%, 2/12/2025	140,000	132,911
3.13%, 11/3/2025	150,000	145,354
2.40%, 8/8/2026	100,000	91,294
Oracle Corp.
2.50%, 5/15/2022	560,000	542,300
2.65%, 7/15/2026	200,000	183,092
3.25%, 11/15/2027	200,000	189,348
		1,284,299

See Accompanying Notes to the Financial Statements.

320	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Specialty Retail – 1.1%
AutoZone, Inc.
3.70%, 4/15/2022	$145,000	$145,346
Home Depot, Inc. (The)
2.63%, 6/1/2022	200,000	195,356
3.00%, 4/1/2026	130,000	123,292
Lowe’s Cos., Inc.
3.38%, 9/15/2025	100,000	96,819
3.10%, 5/3/2027	100,000	93,988
		654,801
Technology Hardware, Storage & Peripherals – 2.7%
Apple, Inc.
2.50%, 2/9/2022	150,000	146,093
3.00%, 2/9/2024	225,000	218,744
3.45%, 5/6/2024	450,000	445,530
3.00%, 6/20/2027	600,000	561,949
Hewlett Packard Enterprise Co.
4.40%, 10/15/2022(b)	200,000	204,060
Seagate HDD Cayman
4.88%, 6/1/2027	100,000	88,533
		1,664,909
Tobacco – 1.4%
Altria Group, Inc.
2.85%, 8/9/2022	160,000	155,569
4.00%, 1/31/2024	100,000	100,220
2.63%, 9/16/2026	160,000	143,948
Philip Morris International, Inc.
2.50%, 11/2/2022	200,000	191,902
2.75%, 2/25/2026	100,000	92,301
Reynolds American, Inc.
4.00%, 6/12/2022	150,000	150,417
		834,357

Investments	Principal Amount	Value
Trading Companies & Distributors – 0.4%
Air Lease Corp.
3.38%, 6/1/2021	$105,000	$103,848
3.00%, 9/15/2023	155,000	146,147
		249,995
Total Corporate Bonds (Cost $61,821,711)		60,097,304

Total Investments – 98.9% (Cost $61,821,711)		60,097,304
Other Assets Less Liabilities – 1.1%		638,466
NET ASSETS – 100.0%		$60,735,770

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,865
Aggregate gross unrealized depreciation	(1,731,469)
Net unrealized depreciation	$(1,729,604)
Federal income tax cost	$61,826,908

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	321

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2018

Investments	Principal Amount	Value
CORPORATE BONDS – 98.2%
Aerospace & Defense – 3.0%
Harris Corp.
5.05%, 4/27/2045	$25,000	$25,837
Lockheed Martin Corp.
4.70%, 5/15/2046	150,000	152,631
Northrop Grumman Corp.
4.75%, 6/1/2043	125,000	125,149
Raytheon Co.
4.88%, 10/15/2040	20,000	21,527
Rockwell Collins, Inc.
4.35%, 4/15/2047	35,000	32,538
United Technologies Corp.
5.70%, 4/15/2040	140,000	153,535
4.50%, 6/1/2042	205,000	194,818
4.05%, 5/4/2047	115,000	101,098
		807,133
Air Freight & Logistics – 1.2%
FedEx Corp.
3.90%, 2/1/2035	100,000	90,977
5.10%, 1/15/2044	65,000	64,394
4.75%, 11/15/2045	120,000	114,383
United Parcel Service, Inc.
3.75%, 11/15/2047	50,000	43,982
		313,736
Automobiles – 0.4%
Daimler Finance North America LLC
8.50%, 1/18/2031	75,000	102,383
Banks – 10.9%
Bank of America Corp.
4.24%, 4/24/2038(a)	300,000	284,013
5.00%, 1/21/2044	95,000	97,341
Series L, 4.75%, 4/21/2045	140,000	138,132
4.44%, 1/20/2048(a)	105,000	100,240
Citigroup, Inc.
6.63%, 6/15/2032	250,000	291,156
8.13%, 7/15/2039	27,000	37,808
5.88%, 1/30/2042	40,000	45,334
5.30%, 5/6/2044	145,000	146,606
4.65%, 7/30/2045	105,000	100,789

Investments	Principal Amount	Value
Banks – (continued)
4.75%, 5/18/2046	$40,000	$37,441
4.28%, 4/24/2048(a)	70,000	64,429
4.65%, 7/23/2048	50,000	48,477
Fifth Third Bancorp
8.25%, 3/1/2038	30,000	40,194
HSBC Holdings plc
6.10%, 1/14/2042	175,000	203,937
JPMorgan Chase & Co.
6.40%, 5/15/2038	205,000	246,936
4.95%, 6/1/2045	265,000	268,410
4.26%, 2/22/2048(a)	150,000	138,453
3.90%, 1/23/2049(a)	320,000	277,291
Wells Fargo & Co.
5.38%, 11/2/2043	175,000	180,539
5.61%, 1/15/2044	135,000	144,020
		2,891,546
Beverages – 0.7%
Diageo Capital plc
5.88%, 9/30/2036	50,000	58,283
PepsiCo, Inc.
3.45%, 10/6/2046	135,000	115,678
		173,961
Biotechnology – 5.2%
AbbVie, Inc.
4.50%, 5/14/2035	200,000	184,980
4.40%, 11/6/2042	170,000	149,856
4.70%, 5/14/2045	200,000	180,957
Amgen, Inc.
6.38%, 6/1/2037	20,000	23,252
5.15%, 11/15/2041	65,000	67,082
4.40%, 5/1/2045	150,000	136,983
4.66%, 6/15/2051	80,000	74,369
Biogen, Inc.
5.20%, 9/15/2045	95,000	95,516
Celgene Corp.
5.00%, 8/15/2045	200,000	187,684
Gilead Sciences, Inc.
4.75%, 3/1/2046	150,000	145,344
4.15%, 3/1/2047	160,000	142,258
		1,388,281

See Accompanying Notes to the Financial Statements.

322	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Building Products – 0.4%
Johnson Controls International plc
5.13%, 9/14/2045	$100,000	$99,541
Capital Markets – 4.1%
CME Group, Inc.
5.30%, 9/15/2043	30,000	33,679
Credit Suisse USA, Inc.
7.13%, 7/15/2032	75,000	94,182
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	195,000	228,003
4.02%, 10/31/2038(a)	150,000	133,921
6.25%, 2/1/2041	220,000	255,873
4.75%, 10/21/2045	115,000	112,146
Morgan Stanley
6.38%, 7/24/2042	90,000	109,140
4.30%, 1/27/2045	70,000	64,552
Raymond James Financial, Inc.
4.95%, 7/15/2046	50,000	48,308
		1,079,804
Chemicals – 1.9%
Dow Chemical Co. (The)
4.25%, 10/1/2034	100,000	91,567
4.38%, 11/15/2042	150,000	132,737
Eastman Chemical Co.
4.80%, 9/1/2042	50,000	46,391
EI du Pont de Nemours & Co.
4.15%, 2/15/2043	50,000	44,963
International Flavors & Fragrances, Inc.
4.38%, 6/1/2047	50,000	44,186
LYB International Finance BV
4.88%, 3/15/2044	100,000	91,766
Praxair, Inc.
3.55%, 11/7/2042	10,000	8,971
Sherwin-Williams Co. (The)
4.50%, 6/1/2047	50,000	45,055
		505,636
Communications Equipment – 0.5%
Cisco Systems, Inc.
5.90%, 2/15/2039	100,000	121,151

Investments	Principal Amount	Value
Consumer Finance – 0.1%
American Express Co.
4.05%, 12/3/2042	$30,000	$28,166
Diversified Financial Services – 1.1%
Shell International Finance BV
6.38%, 12/15/2038	100,000	126,375
4.38%, 5/11/2045	155,000	152,972
		279,347
Diversified Telecommunication Services – 7.7%
AT&T, Inc.
4.50%, 5/15/2035	50,000	45,237
5.35%, 9/1/2040	100,000	95,657
Bell Canada, Inc.
4.46%, 4/1/2048	50,000	47,972
British Telecommunications plc
9.63%, 12/15/2030(b)	95,000	132,552
Deutsche Telekom International Finance BV
8.75%, 6/15/2030(b)	180,000	239,604
Orange SA
9.00%, 3/1/2031(b)	90,000	124,059
Verizon Communications, Inc.
4.27%, 1/15/2036	175,000	160,695
5.25%, 3/16/2037	230,000	237,163
4.75%, 11/1/2041	230,000	216,228
4.86%, 8/21/2046	135,000	128,917
5.50%, 3/16/2047	270,000	282,360
5.01%, 8/21/2054	350,000	336,707
		2,047,151
Electric Utilities – 4.1%
Alabama Power Co.
Series A, 4.30%, 7/15/2048	150,000	144,877
Appalachian Power Co.
7.00%, 4/1/2038	35,000	44,104
Commonwealth Edison Co.
5.90%, 3/15/2036	125,000	143,786
Duke Energy Carolinas LLC
3.95%, 3/15/2048	50,000	45,836
Exelon Corp.
5.10%, 6/15/2045	100,000	102,574
FirstEnergy Corp.
Series C, 7.38%, 11/15/2031	60,000	75,974

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	323

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Electric Utilities – (continued)
Florida Power & Light Co.
4.13%, 2/1/2042	$85,000	$82,980
Pacific Gas & Electric Co.
6.05%, 3/1/2034	150,000	161,020
5.40%, 1/15/2040	50,000	50,099
Public Service Electric & Gas Co.
3.80%, 3/1/2046	50,000	46,087
Southern California Edison Co.
Series C, 4.13%, 3/1/2048	200,000	185,883
		1,083,220
Electrical Equipment – 0.1%
Eaton Corp.
4.15%, 11/2/2042	35,000	32,199
Electronic Equipment, Instruments & Components – 0.2%
Corning, Inc.
4.75%, 3/15/2042	50,000	47,056
Energy Equipment & Services – 1.0%
Halliburton Co.
4.85%, 11/15/2035	260,000	261,916
Entertainment – 2.9%
21st Century Fox America, Inc.
6.20%, 12/15/2034	75,000	89,784
4.75%, 9/15/2044	275,000	284,513
NBCUniversal Media LLC
5.95%, 4/1/2041	115,000	128,467
4.45%, 1/15/2043	165,000	153,789
Viacom, Inc.
4.38%, 3/15/2043	150,000	123,178
		779,731
Equity Real Estate Investment Trusts (REITs) – 0.7%
ERP Operating LP
4.50%, 7/1/2044	25,000	24,509
Federal Realty Investment Trust
4.50%, 12/1/2044	30,000	28,930
Simon Property Group LP
4.75%, 3/15/2042	85,000	86,066
Weyerhaeuser Co.
7.38%, 3/15/2032	40,000	49,191
		188,696

Investments	Principal Amount	Value
Food & Staples Retailing – 1.4%
Sysco Corp.
4.85%, 10/1/2045	$40,000	$39,544
Walgreen Co.
4.40%, 9/15/2042	105,000	92,984
Walmart, Inc.
6.50%, 8/15/2037	100,000	127,310
4.05%, 6/29/2048	125,000	119,181
		379,019
Food Products – 1.2%
Archer-Daniels-Midland Co.
4.02%, 4/16/2043	100,000	93,315
Kellogg Co.
Series B, 7.45%, 4/1/2031	50,000	62,168
Mead Johnson Nutrition Co.
4.60%, 6/1/2044	35,000	35,675
Tyson Foods, Inc.
4.88%, 8/15/2034	100,000	98,329
Unilever Capital Corp.
5.90%, 11/15/2032	25,000	30,128
		319,615
Gas Utilities – 0.4%
Atmos Energy Corp.
4.13%, 10/15/2044	50,000	47,672
Dominion Energy Gas Holdings LLC
4.60%, 12/15/2044	50,000	48,279
		95,951
Health Care Equipment & Supplies – 1.6%
Abbott Laboratories
5.30%, 5/27/2040	50,000	53,362
4.90%, 11/30/2046	150,000	155,149
Koninklijke Philips NV
5.00%, 3/15/2042	40,000	41,968
Medtronic, Inc.
4.38%, 3/15/2035	145,000	144,667
Stryker Corp.
4.63%, 3/15/2046	40,000	38,999
		434,145

See Accompanying Notes to the Financial Statements.

324	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Health Care Providers & Services – 2.4%
Aetna, Inc.
6.63%, 6/15/2036	$100,000	$117,550
6.75%, 12/15/2037	35,000	41,814
Anthem, Inc.
4.65%, 1/15/2043	175,000	165,863
Cigna Corp.
3.88%, 10/15/2047	50,000	40,659
CVS Health Corp.
4.78%, 3/25/2038	25,000	24,130
Express Scripts Holding Co.
4.80%, 7/15/2046	60,000	56,597
Humana, Inc.
4.95%, 10/1/2044	15,000	15,132
UnitedHealth Group, Inc.
4.63%, 7/15/2035	170,000	175,152
		636,897
Hotels, Restaurants & Leisure – 1.3%
McDonald’s Corp.
6.30%, 3/1/2038	110,000	129,656
4.88%, 12/9/2045	150,000	150,608
Starbucks Corp.
3.75%, 12/1/2047	75,000	62,094
		342,358
Household Products – 0.2%
Kimberly-Clark Corp.
6.63%, 8/1/2037	50,000	63,609
Industrial Conglomerates – 0.3%
3M Co.
3.63%, 10/15/2047	50,000	44,568
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 6/15/2043	25,000	27,867
		72,435
Insurance – 3.0%
Allstate Corp. (The)
6.50%, 5/15/2057(a)	15,000	16,238
American International Group, Inc.
3.88%, 1/15/2035	130,000	111,811
4.50%, 7/16/2044	40,000	35,575

Investments	Principal Amount	Value
Insurance – (continued)
Aon plc
4.75%, 5/15/2045	$65,000	$62,827
Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	75,000	86,736
Chubb Corp. (The)
6.00%, 5/11/2037	65,000	76,995
Manulife Financial Corp.
5.38%, 3/4/2046	35,000	37,562
Marsh & McLennan Cos., Inc.
4.35%, 1/30/2047	75,000	70,018
MetLife, Inc.
6.40%, 12/15/2036	70,000	72,765
4.60%, 5/13/2046	55,000	53,783
Principal Financial Group, Inc.
6.05%, 10/15/2036	30,000	34,482
Prudential Financial, Inc.
3.94%, 12/7/2049	50,000	43,491
Travelers Cos., Inc. (The)
4.05%, 3/7/2048	100,000	93,538
		795,821
Internet & Direct Marketing Retail – 1.3%
Alibaba Group Holding Ltd.
4.00%, 12/6/2037	200,000	176,345
Amazon.com, Inc.
4.25%, 8/22/2057	150,000	141,023
eBay, Inc.
4.00%, 7/15/2042	40,000	31,072
		348,440
IT Services – 0.7%
Fidelity National Information Services, Inc.
4.75%, 5/15/2048	50,000	47,916
International Business Machines Corp.
5.88%, 11/29/2032	50,000	57,933
Visa, Inc.
4.30%, 12/14/2045	80,000	79,303
		185,152
Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific, Inc.
4.10%, 8/15/2047	50,000	45,089

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	325

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Machinery – 0.2%
Fortive Corp.
4.30%, 6/15/2046	$30,000	$27,635
Illinois Tool Works, Inc.
3.90%, 9/1/2042	30,000	28,449
		56,084
Media – 4.5%
CBS Corp.
4.60%, 1/15/2045	100,000	90,432
Comcast Corp.
6.50%, 11/15/2035	255,000	301,491
4.60%, 10/15/2038	500,000	490,177
3.40%, 7/15/2046	165,000	130,445
4.00%, 11/1/2049	200,000	171,673
		1,184,218
Metals & Mining – 0.8%
BHP Billiton Finance USA Ltd.
5.00%, 9/30/2043	50,000	53,953
Nucor Corp.
4.40%, 5/1/2048	75,000	70,420
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	75,000	80,995
		205,368
Multiline Retail – 0.2%
Target Corp.
3.63%, 4/15/2046	50,000	43,357
Multi-Utilities – 2.6%
Berkshire Hathaway Energy Co.
5.15%, 11/15/2043	130,000	137,755
4.50%, 2/1/2045	110,000	106,869
Consolidated Edison Co. of New York, Inc.
4.63%, 12/1/2054	131,000	127,970
Dominion Energy, Inc.
Series B, 5.95%, 6/15/2035	155,000	172,283
Sempra Energy
4.00%, 2/1/2048	100,000	87,328
Southern Co. Gas Capital Corp.
3.95%, 10/1/2046	50,000	42,881
		675,086

Investments	Principal Amount	Value
Oil, Gas & Consumable Fuels – 10.3%
Anadarko Petroleum Corp.
4.50%, 7/15/2044	$100,000	$87,721
Apache Corp.
6.00%, 1/15/2037	70,000	74,298
4.75%, 4/15/2043	100,000	89,111
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	100,000	112,995
Cenovus Energy, Inc.
5.25%, 6/15/2037	150,000	141,361
Concho Resources, Inc.
4.88%, 10/1/2047	50,000	47,438
ConocoPhillips
5.90%, 10/15/2032	240,000	280,132
Enterprise Products Operating LLC
5.95%, 2/1/2041	125,000	137,103
4.85%, 3/15/2044	150,000	144,738
5.10%, 2/15/2045	85,000	84,768
4.25%, 2/15/2048	100,000	88,837
Exxon Mobil Corp.
4.11%, 3/1/2046	75,000	72,554
Magellan Midstream Partners LP
5.15%, 10/15/2043	20,000	20,142
4.20%, 10/3/2047	80,000	70,658
Marathon Petroleum Corp.
6.50%, 3/1/2041	80,000	90,064
MPLX LP
4.50%, 4/15/2038	200,000	178,762
Occidental Petroleum Corp.
4.63%, 6/15/2045	105,000	105,402
ONEOK Partners LP
6.13%, 2/1/2041	60,000	62,924
ONEOK, Inc.
4.95%, 7/13/2047	50,000	47,441
Petro-Canada
5.95%, 5/15/2035	120,000	134,252
Phillips 66
5.88%, 5/1/2042	155,000	169,572
Phillips 66 Partners LP
4.90%, 10/1/2046	30,000	27,806
Suncor Energy, Inc.
4.00%, 11/15/2047	135,000	121,630
TransCanada PipeLines Ltd.
4.63%, 3/1/2034	50,000	47,932

See Accompanying Notes to the Financial Statements.

326	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Valero Energy Corp.
6.63%, 6/15/2037	$105,000	$120,569
Williams Cos., Inc. (The)
6.30%, 4/15/2040	150,000	159,829
		2,718,039
Pharmaceuticals – 3.6%
AstraZeneca plc
6.45%, 9/15/2037	50,000	59,001
4.38%, 11/16/2045	135,000	124,512
Eli Lilly & Co.
3.70%, 3/1/2045	30,000	27,347
GlaxoSmithKline Capital, Inc.
5.38%, 4/15/2034	35,000	39,102
6.38%, 5/15/2038	50,000	62,456
Johnson & Johnson
3.63%, 3/3/2037	100,000	92,837
3.70%, 3/1/2046	120,000	109,179
Merck & Co., Inc.
3.70%, 2/10/2045	55,000	50,067
Novartis Capital Corp.
4.40%, 5/6/2044	75,000	76,347
Wyeth LLC
6.50%, 2/1/2034	190,000	232,334
Zoetis, Inc.
4.70%, 2/1/2043	90,000	88,316
		961,498
Road & Rail – 3.3%
Burlington Northern Santa Fe LLC
5.15%, 9/1/2043	175,000	188,953
Canadian National Railway Co.
3.20%, 8/2/2046	50,000	41,291
CSX Corp.
6.15%, 5/1/2037	160,000	185,923
4.10%, 3/15/2044	115,000	103,890
Norfolk Southern Corp.
4.84%, 10/1/2041	165,000	167,535
Union Pacific Corp.
4.05%, 3/1/2046	160,000	144,505
4.50%, 9/10/2048	50,000	48,634
		880,731

Investments	Principal Amount	Value
Semiconductors & Semiconductor Equipment – 1.3%
Applied Materials, Inc.
5.85%, 6/15/2041	$25,000	$28,804
4.35%, 4/1/2047	80,000	75,505
Intel Corp.
3.73%, 12/8/2047	100,000	89,379
QUALCOMM, Inc.
4.65%, 5/20/2035	55,000	54,163
4.80%, 5/20/2045	45,000	43,608
4.30%, 5/20/2047	55,000	49,420
		340,879
Software – 4.3%
Microsoft Corp.
3.50%, 2/12/2035	235,000	219,911
3.95%, 8/8/2056	205,000	191,273
4.50%, 2/6/2057	130,000	134,389
Oracle Corp.
5.38%, 7/15/2040	295,000	326,225
4.38%, 5/15/2055	295,000	277,315
		1,149,113
Specialty Retail – 1.4%
Home Depot, Inc. (The)
5.88%, 12/16/2036	195,000	228,546
3.50%, 9/15/2056	55,000	44,640
Lowe’s Cos., Inc.
4.05%, 5/3/2047	95,000	85,978
		359,164
Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.
4.65%, 2/23/2046	345,000	356,712
Hewlett Packard Enterprise Co.
6.35%, 10/15/2045(b)	100,000	98,127
HP, Inc.
6.00%, 9/15/2041	40,000	39,559
		494,398
Textiles, Apparel & Luxury Goods – 0.2%
NIKE, Inc.
3.63%, 5/1/2043	50,000	44,510

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	327

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Tobacco – 2.3%
Altria Group, Inc.
4.25%, 8/9/2042	$105,000	$92,567
5.38%, 1/31/2044	95,000	96,935
Philip Morris International, Inc.
6.38%, 5/16/2038	130,000	150,407
4.13%, 3/4/2043	95,000	84,196
4.25%, 11/10/2044	100,000	90,231
Reynolds American, Inc.
5.70%, 8/15/2035	90,000	92,216
		606,552
Water Utilities – 0.3%
American Water Capital Corp.
4.20%, 9/1/2048	80,000	75,456
Wireless Telecommunication Services – 0.8%
Rogers Communications, Inc.
5.00%, 3/15/2044	115,000	116,512
Telefonica Europe BV
8.25%, 9/15/2030	50,000	63,241
Vodafone Group plc
7.88%, 2/15/2030	30,000	36,845
		216,598
Total Corporate Bonds (Cost $27,753,672)		25,960,236

Total Investments – 98.2% (Cost $27,753,672)		25,960,236
Other Assets Less Liabilities – 1.8%		463,736
NET ASSETS – 100.0%		$26,423,972
(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,388
Aggregate gross unrealized depreciation	(1,820,208)
Net unrealized depreciation	$(1,813,820)
Federal income tax cost	$27,774,056

See Accompanying Notes to the Financial Statements.

328	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® High Yield Value-Scored Bond Index Fund

October 31, 2018

Investments	Principal Amount	Value
CORPORATE BONDS – 98.2%
Aerospace & Defense – 1.9%
Pioneer Holdings LLC
9.00%, 11/1/2022(a)	$250,000	$256,250
TransDigm UK Holdings plc
6.88%, 5/15/2026(a)	245,000	245,000
TransDigm, Inc.
6.38%, 6/15/2026	300,000	294,750
Triumph Group, Inc.
7.75%, 8/15/2025	120,000	113,100
		909,100
Auto Components – 1.7%
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	100,000	94,750
Cooper-Standard Automotive, Inc.
5.63%, 11/15/2026(a)	100,000	95,000
Dana Financing Luxembourg Sarl
6.50%, 6/1/2026(a)	150,000	148,875
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	125,000	122,937
Icahn Enterprises LP
6.38%, 12/15/2025	250,000	249,063
JB Poindexter & Co., Inc.
7.13%, 4/15/2026(a)	100,000	103,500
		814,125
Banks – 1.7%
Intesa Sanpaolo SpA
5.02%, 6/26/2024(a)	450,000	397,194
Societe Generale SA
7.38%, 9/13/2021(a) (b) (c)	200,000	203,250
8.00%, 9/29/2025(a) (b) (c)	235,000	239,113
		839,557
Building Products – 0.8%
Griffon Corp.
5.25%, 3/1/2022	200,000	188,250
PGT Escrow Issuer, Inc.
6.75%, 8/1/2026(a)	100,000	103,250
Standard Industries, Inc.
4.75%, 1/15/2028(a)	100,000	89,750
		381,250

Investments	Principal Amount	Value
Capital Markets – 1.4%
Credit Suisse Group AG
7.50%, 7/17/2023(a) (b) (c)	$350,000	$357,000
Donnelley Financial Solutions, Inc.
8.25%, 10/15/2024	100,000	103,500
LPL Holdings, Inc.
5.75%, 9/15/2025(a)	50,000	48,688
MSCI, Inc.
5.25%, 11/15/2024(a)	200,000	202,500
		711,688
Chemicals – 2.8%
CF Industries, Inc.
5.15%, 3/15/2034	100,000	91,500
Cornerstone Chemical Co.
6.75%, 8/15/2024(a)	400,000	389,000
FXI Holdings, Inc.
7.88%, 11/1/2024(a)	200,000	187,000
Hexion, Inc.
6.63%, 4/15/2020	340,000	301,750
SPCM SA
4.88%, 9/15/2025(a)	200,000	185,500
TPC Group, Inc.
8.75%, 12/15/2020(a)	200,000	197,000
		1,351,750
Commercial Services & Supplies – 4.9%
Algeco Global Finance plc
8.00%, 2/15/2023(a)	200,000	202,000
APX Group, Inc.
7.88%, 12/1/2022	300,000	302,250
Covanta Holding Corp.
5.88%, 7/1/2025	200,000	194,500
Garda World Security Corp.
8.75%, 5/15/2025(a)	200,000	189,000
GFL Environmental, Inc.
5.38%, 3/1/2023(a)	200,000	184,000
Harland Clarke Holdings Corp.
9.25%, 3/1/2021(a)	100,000	88,750
KAR Auction Services, Inc.
5.13%, 6/1/2025(a)	150,000	141,375
Nielsen Finance LLC
5.00%, 4/15/2022(a)	250,000	244,062

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	329

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Commercial Services & Supplies – (continued)
Pitney Bowes, Inc.
3.87%, 10/1/2021(d)	$250,000	$238,750
Prime Security Services Borrower LLC
9.25%, 5/15/2023(a)	400,000	423,680
West Corp.
8.50%, 10/15/2025(a)	200,000	181,500
		2,389,867
Communications Equipment – 0.7%
CommScope, Inc.
5.50%, 6/15/2024(a)	200,000	194,000
Riverbed Technology, Inc.
8.88%, 3/1/2023(a)	150,000	138,188
		332,188
Construction & Engineering – 1.0%
Brand Industrial Services, Inc.
8.50%, 7/15/2025(a)	300,000	296,625
Pisces Midco, Inc.
8.00%, 4/15/2026(a)	200,000	195,000
		491,625
Consumer Finance – 1.4%
Ally Financial, Inc.
8.00%, 11/1/2031	85,000	102,638
Intrepid Aviation Group Holdings LLC
8.50%, 8/15/2021(a)	150,000	151,125
Navient Corp.
5.50%, 1/25/2023	325,000	320,359
TMX Finance LLC
11.13%, 4/1/2023(a)	100,000	94,250
		668,372
Containers & Packaging – 2.4%
Berry Global, Inc.
5.13%, 7/15/2023	50,000	49,938
4.50%, 2/15/2026(a)	55,000	51,562
BWAY Holding Co.
7.25%, 4/15/2025(a)	380,000	361,950
Crown Cork & Seal Co., Inc.
7.38%, 12/15/2026	90,000	96,750

Investments	Principal Amount	Value
Containers & Packaging – (continued)
Flex Acquisition Co., Inc.
6.88%, 1/15/2025(a)	$150,000	$141,000
Owens-Brockway Glass Container, Inc.
5.88%, 8/15/2023(a)	95,000	95,000
Pactiv LLC
8.38%, 4/15/2027	65,000	67,925
Plastipak Holdings, Inc.
6.25%, 10/15/2025(a)	105,000	96,600
Reynolds Group Issuer, Inc.
5.13%, 7/15/2023(a)	125,000	122,344
7.00%, 7/15/2024(a)	70,000	70,175
		1,153,244
Distributors – 0.3%
Core & Main LP
6.13%, 8/15/2025(a)	150,000	141,375
Diversified Consumer Services – 1.1%
Laureate Education, Inc.
8.25%, 5/1/2025(a)	200,000	214,500
Midas Intermediate Holdco II LLC
7.88%, 10/1/2022(a)	100,000	88,750
ServiceMaster Co. LLC (The)
5.13%, 11/15/2024(a)	250,000	241,250
		544,500
Diversified Financial Services – 1.4%
ACE Cash Express, Inc.
12.00%, 12/15/2022(a)	100,000	104,000
Jefferies Finance LLC
7.25%, 8/15/2024(a)	200,000	196,500
Tempo Acquisition LLC
6.75%, 6/1/2025(a)	250,000	238,675
Verscend Escrow Corp.
9.75%, 8/15/2026(a)	150,000	150,937
		690,112
Diversified Telecommunication Services – 6.1%
CCO Holdings LLC
5.75%, 1/15/2024	120,000	121,500
5.88%, 4/1/2024(a)	125,000	126,406
5.75%, 2/15/2026(a)	125,000	124,062
5.13%, 5/1/2027(a)	130,000	122,688
5.00%, 2/1/2028(a)	200,000	186,875

See Accompanying Notes to the Financial Statements.

330	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Diversified Telecommunication Services – (continued)
CenturyLink, Inc.
Series T, 5.80%, 3/15/2022	$325,000	$325,423
Series Y, 7.50%, 4/1/2024	240,000	252,600
DKT Finance ApS
9.38%, 6/17/2023(a)	200,000	210,750
Embarq Corp.
8.00%, 6/1/2036	130,000	124,475
Iridium Communications, Inc.
10.25%, 4/15/2023(a)	250,000	273,125
Sable International Finance Ltd.
6.88%, 8/1/2022(a)	200,000	209,250
Sprint Capital Corp.
6.88%, 11/15/2028	400,000	394,500
8.75%, 3/15/2032	200,000	219,000
Telecom Italia Capital SA
6.38%, 11/15/2033	125,000	115,000
Virgin Media Finance plc
6.00%, 10/15/2024(a)	200,000	196,310
		3,001,964
Electrical Equipment – 0.2%
International Wire Group, Inc.
10.75%, 8/1/2021(a)	100,000	92,250
Energy Equipment & Services – 3.4%
Diamond Offshore Drilling, Inc.
7.88%, 8/15/2025	200,000	197,500
KCA Deutag UK Finance plc
9.63%, 4/1/2023(a)	200,000	189,000
McDermott Technology Americas, Inc.
10.63%, 5/1/2024(a)	200,000	182,000
Noble Holding International Ltd.
7.88%, 2/1/2026(a)	200,000	199,250
Rowan Cos., Inc.
7.38%, 6/15/2025	200,000	191,000
SESI LLC
7.75%, 9/15/2024	100,000	98,625
Transocean, Inc.
9.00%, 7/15/2023(a)	250,000	262,812
USA Compression Partners LP
6.88%, 4/1/2026(a)	200,000	202,750

Investments	Principal Amount	Value
Energy Equipment & Services – (continued)
Weatherford International Ltd.
4.50%, 4/15/2022	$200,000	$150,000
		1,672,937
Entertainment – 0.6%
Netflix, Inc.
5.88%, 11/15/2028(a)	300,000	296,250
Equity Real Estate Investment Trusts (REITs) – 2.8%
CBL & Associates LP
5.25%, 12/1/2023	200,000	168,500
Equinix, Inc.
5.75%, 1/1/2025	100,000	102,375
ESH Hospitality, Inc.
5.25%, 5/1/2025(a)	200,000	189,750
GEO Group, Inc. (The)
5.88%, 10/15/2024	150,000	139,845
Iron Mountain, Inc.
5.75%, 8/15/2024	200,000	196,750
iStar, Inc.
6.00%, 4/1/2022	195,000	195,488
SBA Communications Corp.
4.00%, 10/1/2022	130,000	125,125
Uniti Group LP
8.25%, 10/15/2023	255,000	241,612
		1,359,445
Food & Staples Retailing – 0.7%
Beverages & More, Inc.
11.50%, 6/15/2022(a)	100,000	79,250
Fresh Market, Inc. (The)
9.75%, 5/1/2023(a)	150,000	110,250
Rite Aid Corp.
7.70%, 2/15/2027	200,000	141,000
		330,500
Food Products – 1.8%
Chobani LLC
7.50%, 4/15/2025(a)	100,000	85,875
Dean Foods Co.
6.50%, 3/15/2023(a)	200,000	184,750
Dole Food Co., Inc.
7.25%, 6/15/2025(a)	100,000	96,500

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	331

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Food Products – (continued)
Pilgrim’s Pride Corp.
5.88%, 9/30/2027(a)	$100,000	$91,000
Post Holdings, Inc.
5.50%, 3/1/2025(a)	100,000	97,125
Sigma Holdco BV
7.88%, 5/15/2026(a)	200,000	185,000
Simmons Foods, Inc.
5.75%, 11/1/2024(a)	200,000	148,000
		888,250
Gas Utilities – 1.0%
AmeriGas Partners LP
5.50%, 5/20/2025	250,000	235,000
Suburban Propane Partners LP
5.50%, 6/1/2024	200,000	191,000
Superior Plus LP
7.00%, 7/15/2026(a)	50,000	50,062
		476,062
Health Care Equipment & Supplies – 1.6%
Avantor, Inc.
9.00%, 10/1/2025(a)	250,000	252,720
Immucor, Inc.
11.13%, 2/15/2022(a)	100,000	103,125
Mallinckrodt International Finance SA
5.63%, 10/15/2023(a)	500,000	431,250
		787,095
Health Care Providers & Services – 5.1%
AHP Health Partners, Inc.
9.75%, 7/15/2026(a)	100,000	102,250
Encompass Health Corp.
5.75%, 11/1/2024	200,000	200,250
HCA, Inc.
7.69%, 6/15/2025	500,000	548,750
MPH Acquisition Holdings LLC
7.13%, 6/1/2024(a)	300,000	305,496
One Call Corp.
10.00%, 10/1/2024(a)	200,000	161,000
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/2023(a)	200,000	212,250

Investments	Principal Amount	Value
Health Care Providers & Services – (continued)
Team Health Holdings, Inc.
6.38%, 2/1/2025(a)	$300,000	$260,250
Tenet Healthcare Corp.
8.13%, 4/1/2022	500,000	522,500
West Street Merger Sub, Inc.
6.38%, 9/1/2025(a)	200,000	188,500
		2,501,246
Hotels, Restaurants & Leisure – 4.1%
1011778 BC ULC
5.00%, 10/15/2025(a)	200,000	188,000
24 Hour Fitness Worldwide, Inc.
8.00%, 6/1/2022(a)	100,000	98,750
Diamond Resorts International, Inc.
10.75%, 9/1/2024(a)	200,000	196,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 2/15/2023(a)	100,000	102,250
Enterprise Development Authority (The)
12.00%, 7/15/2024(a)	100,000	95,750
Golden Nugget, Inc.
6.75%, 10/15/2024(a)	300,000	300,000
Hilton Domestic Operating Co., Inc.
5.13%, 5/1/2026(a)	200,000	196,000
IRB Holding Corp.
6.75%, 2/15/2026(a)	100,000	96,000
KFC Holding Co.
5.25%, 6/1/2026(a)	100,000	98,500
LHMC Finco Sarl
7.88%, 12/20/2023(a)	200,000	202,100
Mohegan Gaming & Entertainment
7.88%, 10/15/2024(a)	105,000	102,244
Viking Cruises Ltd.
6.25%, 5/15/2025(a)	200,000	201,440
Wynn Las Vegas LLC
5.50%, 3/1/2025(a)	150,000	143,062
		2,020,596
Household Durables – 2.8%
American Greetings Corp.
8.75%, 4/15/2025(a)	200,000	188,500

See Accompanying Notes to the Financial Statements.

332	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Household Durables – (continued)
Brookfield Residential Properties, Inc.
6.38%, 5/15/2025(a)	$200,000	$189,250
Lennar Corp.
4.75%, 11/15/2022(d)	400,000	397,080
Mattamy Group Corp.
6.50%, 10/1/2025(a)	200,000	189,000
PulteGroup, Inc.
5.50%, 3/1/2026	200,000	196,750
TRI Pointe Group, Inc.
5.88%, 6/15/2024	200,000	187,500
		1,348,080
Household Products – 0.4%
Kronos Acquisition Holdings, Inc.
9.00%, 8/15/2023(a)	200,000	175,500
Independent Power and Renewable Electricity Producers – 1.9%
Calpine Corp.
5.75%, 1/15/2025	500,000	448,650
NRG Energy, Inc.
7.25%, 5/15/2026	200,000	213,500
Talen Energy Supply LLC
10.50%, 1/15/2026(a)	300,000	264,375
		926,525
Insurance – 1.9%
Acrisure LLC
7.00%, 11/15/2025(a)	190,000	170,525
Ardonagh Midco 3 plc
8.63%, 7/15/2023(a)	200,000	187,000
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 5/1/2025(a)	50,000	49,812
Genworth Holdings, Inc.
7.70%, 6/15/2020	200,000	206,560
HUB International Ltd.
7.00%, 5/1/2026(a)	100,000	97,850
NFP Corp.
6.88%, 7/15/2025(a)	150,000	146,250

Investments	Principal Amount	Value
Insurance – (continued)
USIS Merger Sub, Inc.
6.88%, 5/1/2025(a)	$100,000	$98,250
		956,247
Interactive Media & Services – 1.0%
Rackspace Hosting, Inc.
8.63%, 11/15/2024(a)	500,000	471,250
IT Services – 1.1%
Banff Merger Sub, Inc.
9.75%, 9/1/2026(a)	300,000	288,750
Zayo Group LLC
6.00%, 4/1/2023	120,000	123,000
6.38%, 5/15/2025	120,000	123,150
		534,900
Machinery – 1.6%
Apex Tool Group LLC
9.00%, 2/15/2023(a)	100,000	92,000
BlueLine Rental Finance Corp.
9.25%, 3/15/2024(a)	144,000	150,480
Cloud Crane LLC
10.13%, 8/1/2024(a)	200,000	216,000
Novelis Corp.
6.25%, 8/15/2024(a)	200,000	198,500
Titan Acquisition Ltd.
7.75%, 4/15/2026(a)	150,000	125,250
		782,230
Marine – 0.4%
Stena AB
7.00%, 2/1/2024(a)	200,000	189,800
Media – 5.8%
CBS Radio, Inc.
7.25%, 11/1/2024(a)	105,000	99,356
DISH DBS Corp.
6.75%, 6/1/2021	250,000	253,125
5.88%, 7/15/2022	260,000	246,675
5.00%, 3/15/2023	285,000	250,444
Lamar Media Corp.
5.00%, 5/1/2023	200,000	200,624
McGraw-Hill Global Education Holdings LLC
7.88%, 5/15/2024(a)	55,000	47,094

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	333

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Media – (continued)
MDC Partners, Inc.
6.50%, 5/1/2024(a)	$200,000	$165,000
Meredith Corp.
6.88%, 2/1/2026(a)	270,000	270,675
Nexstar Broadcasting, Inc.
5.63%, 8/1/2024(a)	125,000	119,688
Radiate Holdco LLC
6.63%, 2/15/2025(a)	200,000	187,500
Sirius XM Radio, Inc.
6.00%, 7/15/2024(a)	200,000	204,960
Tribune Media Co.
5.88%, 7/15/2022	200,000	203,500
Univision Communications, Inc.
5.13%, 5/15/2023(a)	105,000	99,172
5.13%, 2/15/2025(a)	160,000	146,640
UPC Holding BV
5.50%, 1/15/2028(a)	200,000	185,500
Ziggo BV
5.50%, 1/15/2027(a)	150,000	138,000
		2,817,953
Metals & Mining – 2.2%
Allegheny Technologies, Inc.
5.95%, 1/15/2021	200,000	201,500
Commercial Metals Co.
5.75%, 4/15/2026(a)	50,000	48,125
FMG Resources August 2006 Pty. Ltd.
4.75%, 5/15/2022(a)	100,000	96,375
Freeport-McMoRan, Inc.
5.45%, 3/15/2043	85,000	72,463
Northwest Acquisitions ULC
7.13%, 11/1/2022(a)	75,000	75,701
SunCoke Energy Partners LP
7.50%, 6/15/2025(a)	200,000	204,000
Teck Resources Ltd.
6.00%, 8/15/2040	50,000	49,125
6.25%, 7/15/2041	50,000	50,125
United States Steel Corp.
6.88%, 8/15/2025	95,000	93,575
Warrior Met Coal, Inc.
8.00%, 11/1/2024(a)	200,000	206,000
		1,096,989

Investments	Principal Amount	Value
Multiline Retail – 0.2%
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021(a)	$200,000	$121,000
Oil, Gas & Consumable Fuels – 9.8%
Alliance Resource Operating Partners LP
7.50%, 5/1/2025(a)	70,000	72,888
American Midstream Partners LP
9.50%, 12/15/2021(a) (d)	150,000	147,750
Ascent Resources Utica Holdings LLC
10.00%, 4/1/2022(a)	129,000	142,706
Berry Petroleum Co. LLC
7.00%, 2/15/2026(a)	100,000	99,620
Calumet Specialty Products Partners LP
7.63%, 1/15/2022	100,000	96,500
Chesapeake Energy Corp.
8.00%, 1/15/2025	300,000	304,500
CNX Midstream Partners LP
6.50%, 3/15/2026(a)	200,000	195,500
Covey Park Energy LLC
7.50%, 5/15/2025(a)	150,000	148,125
Eclipse Resources Corp.
8.88%, 7/15/2023	200,000	200,000
Energy Transfer Operating LP
Series A, 6.25%, 2/15/2023(b) (c)	200,000	187,375
Energy Ventures Gom LLC
11.00%, 2/15/2023(a)	100,000	111,250
Foresight Energy LLC
11.50%, 4/1/2023(a)	100,000	89,250
Genesis Energy LP
6.75%, 8/1/2022	350,000	353,500
Gulfport Energy Corp.
6.38%, 1/15/2026	200,000	187,000
Indigo Natural Resources LLC
6.88%, 2/15/2026(a)	250,000	237,500
Jonah Energy LLC
7.25%, 10/15/2025(a)	200,000	160,000
MEG Energy Corp.
7.00%, 3/31/2024(a)	400,000	394,000
Murray Energy Corp.
11.25%, 4/15/2021(a)	100,000	64,000

See Accompanying Notes to the Financial Statements.

334	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Oil, Gas & Consumable Fuels – (continued)
NGL Energy Partners LP
7.50%, 11/1/2023	$100,000	$98,625
Parkland Fuel Corp.
6.00%, 4/1/2026(a)	100,000	98,000
PBF Holding Co. LLC
7.25%, 6/15/2025	200,000	206,500
PBF Logistics LP
6.88%, 5/15/2023	200,000	204,500
Peabody Energy Corp.
6.38%, 3/31/2025(a)	95,000	95,356
Sable Permian Resources Land LLC
7.38%, 11/1/2021(a)	200,000	120,000
Sanchez Energy Corp.
7.75%, 6/15/2021	200,000	101,000
SemGroup Corp.
5.63%, 11/15/2023	200,000	190,000
Southwestern Energy Co.
6.20%, 1/23/2025(d)	200,000	195,250
Sunoco LP
4.88%, 1/15/2023(a)	200,000	193,250
Ultra Resources, Inc.
7.13%, 4/15/2025(a)	200,000	89,000
		4,782,945
Paper & Forest Products – 0.2%
Clearwater Paper Corp.
5.38%, 2/1/2025(a)	100,000	92,250
Personal Products – 0.7%
Avon Products, Inc.
7.00%, 3/15/2023(d)	200,000	175,750
Revlon Consumer Products Corp.
5.75%, 2/15/2021(d)	200,000	158,000
		333,750
Pharmaceuticals – 1.9%
Bausch Health Cos., Inc.
5.88%, 5/15/2023(a)	500,000	478,750
6.13%, 4/15/2025(a)	500,000	461,100
		939,850
Professional Services – 0.5%
Jaguar Holding Co. II
6.38%, 8/1/2023(a)	250,000	250,550

Investments	Principal Amount	Value
Real Estate Management & Development – 1.8%
Five Point Operating Co. LP
7.88%, 11/15/2025(a)	$200,000	$198,640
Howard Hughes Corp. (The)
5.38%, 3/15/2025(a)	200,000	193,000
Hunt Cos., Inc.
6.25%, 2/15/2026(a)	100,000	92,500
Kennedy-Wilson, Inc.
5.88%, 4/1/2024	250,000	241,250
Realogy Group LLC
4.88%, 6/1/2023(a)	200,000	182,000
		907,390
Road & Rail – 0.4%
Neovia Logistics Services LLC
8.88%, 8/1/2020(a)	100,000	90,000
Watco Cos. LLC
6.38%, 4/1/2023(a)	100,000	101,750
		191,750
Semiconductors & Semiconductor Equipment – 1.0%
NXP BV
3.88%, 9/1/2022(a)	300,000	290,625
Sensata Technologies UK Financing Co. plc
6.25%, 2/15/2026(a)	200,000	204,500
		495,125
Software – 1.3%
Change Healthcare Holdings LLC
5.75%, 3/1/2025(a)	100,000	98,125
Infor US, Inc.
6.50%, 5/15/2022	200,000	200,500
j2 Cloud Services LLC
6.00%, 7/15/2025(a)	150,000	149,062
Veritas US, Inc.
10.50%, 2/1/2024(a)	250,000	216,250
		663,937
Specialty Retail – 2.8%
Guitar Center Escrow Issuer, Inc.
9.50%, 10/15/2021(a)	200,000	195,000
J. Crew Brand LLC
13.00%, 9/15/2021(a)	100,000	118,000
KGA Escrow LLC
7.50%, 8/15/2023(a)	75,000	77,250

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	335

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Specialty Retail – (continued)
L Brands, Inc.
5.63%, 2/15/2022	$250,000	$253,437
Penske Automotive Group, Inc.
5.50%, 5/15/2026	200,000	191,000
PetSmart, Inc.
8.88%, 6/1/2025(a)	500,000	348,750
Staples, Inc.
8.50%, 9/15/2025(a)	200,000	182,000
		1,365,437
Technology Hardware, Storage & Peripherals – 0.6%
NCR Corp.
5.00%, 7/15/2022	200,000	193,000
Western Digital Corp.
4.75%, 2/15/2026	100,000	92,500
		285,500
Thrifts & Mortgage Finance – 1.4%
Ladder Capital Finance Holdings LLLP
5.25%, 10/1/2025(a)	185,000	171,588
Nationstar Mortgage Holdings, Inc.
9.13%, 7/15/2026(a)	250,000	254,375
Provident Funding Associates LP
6.38%, 6/15/2025(a)	50,000	49,500
Quicken Loans, Inc.
5.75%, 5/1/2025(a)	200,000	193,750
		669,213
Tobacco – 0.4%
Vector Group Ltd.
6.13%, 2/1/2025(a)	200,000	183,000
Trading Companies & Distributors – 1.4%
Ahern Rentals, Inc.
7.38%, 5/15/2023(a)	150,000	139,500
Fortress Transportation & Infrastructure Investors LLC
6.75%, 3/15/2022(a)	120,000	123,150
United Rentals North America, Inc.
6.50%, 12/15/2026	400,000	405,396
		668,046

Investments	Principal Amount	Value
Wireless Telecommunication Services – 3.8%
Hughes Satellite Systems Corp.
6.63%, 8/1/2026	$260,000	$248,300
Intelsat Connect Finance SA
9.50%, 2/15/2023(a)	900,000	865,125
T-Mobile USA, Inc.
6.50%, 1/15/2026	400,000	422,000
Wind Tre SpA
5.00%, 1/20/2026(a)	365,000	312,477
		1,847,902
Total Corporate Bonds (Cost $49,507,707)		47,942,467

Total Investments – 98.2% (Cost $49,507,707)		47,942,467
Other Assets Less Liabilities – 1.8%		902,519
NET ASSETS – 100.0%		$48,844,986

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Perpetual security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

Percentages shown are based on Net Assets

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$94,189
Aggregate gross unrealized depreciation	(1,661,724)
Net unrealized depreciation	$(1,567,535)
Federal income tax cost	$49,510,002

See Accompanying Notes to the Financial Statements.

336	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Ready Access Variable Income Fund

October 31, 2018

Investments	Principal Amount	Value
CORPORATE BONDS – 86.8%
Aerospace & Defense – 2.0%
General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.63%, 5/11/2020(a)	$1,760,000	$1,764,838
Rockwell Collins, Inc.
1.95%, 7/15/2019	1,000,000	992,639
Spirit AeroSystems, Inc. (ICE LIBOR USD 3 Month + 0.80%), 3.13%, 6/15/2021(a)	921,000	922,289
United Technologies Corp. (ICE LIBOR USD 3 Month + 0.35%), 2.69%, 11/1/2019(a)	606,000	607,232
		4,286,998
Air Freight & Logistics – 1.2%
FedEx Corp.
8.00%, 1/15/2019	440,000	444,497
2.30%, 2/1/2020	1,144,000	1,131,500
United Parcel Service, Inc.
5.13%, 4/1/2019	440,000	444,273
(ICE LIBOR USD 3 Month + 0.38%), 2.70%, 5/16/2022(a)	552,000	556,067
		2,576,337
Automobiles – 2.2%
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.39%), 2.73%, 5/4/2020(a) (b)	1,500,000	1,499,010
(ICE LIBOR USD 3 Month + 0.53%), 2.87%, 5/5/2020(a) (b)	106,000	106,246
(ICE LIBOR USD 3 Month + 0.67%), 0.00%, 11/5/2021(a) (b) (c)	2,100,000	2,100,567

Investments	Principal Amount	Value
Automobiles – (continued)
Nissan Motor Acceptance Corp. (ICE LIBOR USD 3 Month + 0.63%), 2.98%, 9/21/2021(a) (b)	$1,000,000	$1,002,348
		4,708,171
Banks – 24.9%
ABN AMRO Bank NV (ICE LIBOR USD 3 Month + 0.57%), 2.88%, 8/27/2021(a) (b)	1,100,000	1,101,353
Bank of America Corp. (ICE LIBOR USD 3 Month + 0.38%), 2.86%, 1/23/2022(a)	2,274,000	2,260,193
Bank of Montreal
1.75%, 9/11/2019	2,345,000	2,320,980
Bank of Nova Scotia (The) (ICE LIBOR USD 3 Month + 0.29%), 2.70%, 1/8/2021(a)	880,000	880,069
Banque Federative du Credit Mutuel SA (ICE LIBOR USD 3 Month + 0.96%), 3.43%, 7/20/2023(a) (b)	2,000,000	2,013,967
Barclays Bank plc (ICE LIBOR USD 3 Month + 0.65%), 2.99%, 8/7/2020(a)	186,000	186,752
Canadian Imperial Bank of Commerce (ICE LIBOR USD 3 Month + 0.72%), 3.05%, 6/16/2022(a)	1,459,000	1,470,221
Capital One NA
1.85%, 9/13/2019	250,000	247,183
Citibank NA (ICE LIBOR USD 3 Month + 0.57%), 3.05%, 7/23/2021(a)	900,000	903,262

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	337

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Banks – (continued)
Citigroup, Inc.
2.05%, 12/7/2018	$150,000	$149,917
2.50%, 7/29/2019	232,000	231,291
(ICE LIBOR USD 3 Month + 0.96%), 3.45%, 4/25/2022(a)	135,000	136,455
Commonwealth Bank of Australia
2.30%, 9/6/2019	300,000	298,129
Cooperatieve Rabobank UA
(ICE LIBOR USD 3 Month + 0.43%), 2.94%, 4/26/2021(a)	520,000	521,419
(ICE LIBOR USD 3 Month + 0.86%), 3.23%, 9/26/2023(a) (b)	1,000,000	998,678
Credit Agricole SA (ICE LIBOR USD 3 Month + 1.02%), 3.51%, 4/24/2023(a) (b)	100,000	99,843
DBS Group Holdings Ltd. (ICE LIBOR USD 3 Month + 0.49%), 2.82%, 6/8/2020(a) (b)	100,000	100,274
Fifth Third Bank
2.38%, 4/25/2019	1,000,000	997,363
(ICE LIBOR USD 3 Month + 0.25%), 2.77%, 10/30/2020(a)	1,500,000	1,501,129
HSBC Holdings plc
(ICE LIBOR USD 3 Month + 0.60%), 2.92%, 5/18/2021(a)	1,605,000	1,607,140
(ICE LIBOR USD 3 Month + 0.65%), 2.98%, 9/11/2021(a)	2,000,000	2,004,162
ING Groep NV (ICE LIBOR USD 3 Month + 1.00%), 3.40%, 10/2/2023(a)	1,800,000	1,800,517
JPMorgan Chase & Co. (ICE LIBOR USD 3 Month + 0.68%), 3.00%, 6/1/2021(a)	658,000	659,224

Investments	Principal Amount	Value
Banks – (continued)
KeyBank NA
1.60%, 8/22/2019	$1,825,000	$1,804,067
Lloyds Bank plc (ICE LIBOR USD 3 Month + 0.49%), 2.83%, 5/7/2021(a)	1,760,000	1,762,924
Manufacturers & Traders Trust Co. (ICE LIBOR USD 3 Month + 0.27%), 2.76%, 1/25/2021(a)	2,500,000	2,500,196
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 3.16%, 7/26/2021(a)	905,000	908,940
(ICE LIBOR USD 3 Month + 0.86%), 3.37%, 7/26/2023(a)	1,300,000	1,302,979
National Australia Bank Ltd.
1.38%, 7/12/2019	250,000	247,371
National Bank of Canada
2.10%, 12/14/2018	250,000	249,861
Nordea Bank AB (ICE LIBOR USD 3 Month + 0.94%), 3.25%, 8/30/2023(a) (b)	600,000	599,859
PNC Bank NA
2.40%, 10/18/2019	850,000	844,811
(ICE LIBOR USD 3 Month + 0.36%), 2.68%, 5/19/2020(a)	900,000	901,839
PNC Financial Services Group, Inc. (The)
6.70%, 6/10/2019	360,000	368,051
Royal Bank of Canada (ICE LIBOR USD 3 Month + 0.38%), 2.70%, 3/2/2020(a)	2,609,000	2,614,729
Santander UK plc
2.35%, 9/10/2019	792,000	786,563
(ICE LIBOR USD 3 Month + 0.62%), 2.94%, 6/1/2021(a)	1,900,000	1,908,262

See Accompanying Notes to the Financial Statements.

338	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Banks – (continued)
Skandinaviska Enskilda Banken AB (ICE LIBOR USD 3 Month + 0.43%), 2.74%, 5/17/2021(a) (b)	$2,700,000	$2,699,247
Sumitomo Mitsui Banking Corp. (ICE LIBOR USD 3 Month + 0.37%), 2.81%, 10/16/2020(a)	1,000,000	1,000,358
Sumitomo Mitsui Financial Group, Inc. (ICE LIBOR USD 3 Month + 0.86%), 3.31%, 7/19/2023(a)	2,100,000	2,111,335
Svenska Handelsbanken AB (ICE LIBOR USD 3 Month + 0.47%), 2.78%, 5/24/2021(a)	2,250,000	2,262,059
Toronto-Dominion Bank (The) (ICE LIBOR USD 3 Month + 0.26%), 2.59%, 9/17/2020(a)	335,000	335,514
US Bank NA
(ICE LIBOR USD 3 Month + 0.13%), 2.57%, 1/17/2020(a)	750,000	749,730
2.00%, 1/24/2020	740,000	729,815
Wells Fargo & Co.
Series N, 2.15%, 1/30/2020	12,000	11,846
Wells Fargo Bank NA
(SOFRRATE + 0.48%), 2.66%, 3/25/2020(a)	500,000	499,535
(ICE LIBOR USD 3 Month + 0.50%), 2.98%, 7/23/2021(a)	2,400,000	2,402,251
Westpac Banking Corp.
1.65%, 5/13/2019	150,000	148,962
(ICE LIBOR USD 3 Month + 0.43%), 2.75%, 3/6/2020(a)	457,000	458,320
		52,698,945

Investments	Principal Amount	Value
Beverages – 0.1%
Diageo Capital plc (ICE LIBOR USD 3 Month + 0.24%), 2.56%, 5/18/2020(a)	$300,000	$300,352
Biotechnology – 1.6%
Amgen, Inc.
(ICE LIBOR USD 3 Month + 0.32%), 2.66%, 5/10/2019(a)	1,044,000	1,045,156
2.20%, 5/22/2019	1,752,000	1,745,303
Gilead Sciences, Inc.
2.05%, 4/1/2019	200,000	199,241
1.85%, 9/20/2019	440,000	435,567
		3,425,267
Capital Markets – 5.0%
Ares Capital Corp.
4.88%, 11/30/2018	1,492,000	1,494,133
Charles Schwab Corp. (The) (ICE LIBOR USD 3 Month + 0.32%), 2.63%, 5/21/2021(a)	669,000	670,348
Credit Suisse AG
2.30%, 5/28/2019	1,000,000	996,854
Goldman Sachs Bank USA
3.20%, 6/5/2020	350,000	349,790
Goldman Sachs Group, Inc. (The)
7.50%, 2/15/2019	1,439,000	1,457,498
1.95%, 7/23/2019	390,000	387,008
2.55%, 10/23/2019	900,000	894,316
Morgan Stanley
2.50%, 1/24/2019	1,436,000	1,435,157
2.38%, 7/23/2019	470,000	468,100
5.63%, 9/23/2019	1,380,000	1,409,898
5.50%, 1/26/2020	430,000	441,492
(ICE LIBOR USD 3 Month + 0.55%), 2.89%, 2/10/2021(a)	146,000	146,101
Nasdaq, Inc. (ICE LIBOR USD 3 Month + 0.39%), 2.76%, 3/22/2019(a)	352,000	352,118
		10,502,813

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	339

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Chemicals – 1.5%
Dow Chemical Co. (The)
8.55%, 5/15/2019	$325,000	$334,311
Eastman Chemical Co.
2.70%, 1/15/2020	475,000	471,586
Ecolab, Inc.
2.00%, 1/14/2019	124,000	123,823
EI du Pont de Nemours & Co. (ICE LIBOR USD 3 Month + 0.53%), 2.87%, 5/1/2020(a)	130,000	130,621
Nutrien Ltd.
6.50%, 5/15/2019	2,001,000	2,037,878
		3,098,219
Commercial Services & Supplies – 1.8%
Republic Services, Inc.
5.50%, 9/15/2019	3,756,000	3,834,402
Communications Equipment – 0.1%
Cisco Systems, Inc. (ICE LIBOR USD 3 Month + 0.50%), 2.82%, 3/1/2019(a)	93,000	93,146
Consumer Finance – 10.0%
American Express Co. (ICE LIBOR USD 3 Month + 0.53%), 2.84%, 5/17/2021(a)	440,000	440,734
American Express Credit Corp.
(ICE LIBOR USD 3 Month + 0.49%), 2.80%, 8/15/2019(a)	540,000	541,306
(ICE LIBOR USD 3 Month + 0.43%), 2.75%, 3/3/2020(a)	1,207,000	1,210,778
2.38%, 5/26/2020	360,000	355,207
American Honda Finance Corp.
2.25%, 8/15/2019	1,000,000	994,588
(ICE LIBOR USD 3 Month + 0.34%), 2.66%, 2/14/2020(a)	410,000	410,557

Investments	Principal Amount	Value
Consumer Finance – (continued)
(ICE LIBOR USD 3 Month + 0.26%), 2.59%, 6/16/2020(a)	$400,000	$400,263
(ICE LIBOR USD 3 Month + 0.27%), 2.74%, 7/20/2020(a)	265,000	265,325
(ICE LIBOR USD 3 Month + 0.29%), 2.61%, 12/10/2021(a)	1,500,000	1,500,203
Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.95%), 3.28%, 3/9/2022(a)	305,000	305,881
Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.28%), 2.60%, 9/7/2021(a)	2,000,000	2,000,749
Ford Motor Credit Co. LLC
Series 1, (ICE LIBOR USD 3 Month + 0.83%), 3.16%, 3/12/2019(a)	705,000	705,496
1.90%, 8/12/2019	250,000	247,327
General Motors Financial Co., Inc.
3.10%, 1/15/2019	744,000	744,222
2.40%, 5/9/2019	880,000	878,065
2.45%, 11/6/2020	989,000	962,717
HSBC USA, Inc.
2.38%, 11/13/2019	1,000,000	992,580
John Deere Capital Corp.
(ICE LIBOR USD 3 Month + 0.30%), 2.63%, 3/13/2020(a)	298,000	298,541
(ICE LIBOR USD 3 Month + 0.29%), 2.66%, 6/22/2020(a)	792,000	793,854
(ICE LIBOR USD 3 Month + 0.17%), 2.59%, 10/9/2020(a)	900,000	899,709
(ICE LIBOR USD 3 Month + 0.26%), 2.59%, 9/10/2021(a)	2,030,000	2,031,198

See Accompanying Notes to the Financial Statements.

340	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Consumer Finance – (continued)
PACCAR Financial Corp. (ICE LIBOR USD 3 Month + 0.26%), 2.60%, 5/10/2021(a)	$2,182,000	$2,186,201
Toyota Motor Credit Corp.
(ICE LIBOR USD 3 Month + 0.10%), 2.51%, 1/10/2020(a)	968,000	968,668
(ICE LIBOR USD 3 Month + 0.26%), 2.71%, 4/17/2020(a)	1,028,000	1,031,138
		21,165,307
Diversified Financial Services – 2.1%
Berkshire Hathaway, Inc.
2.10%, 8/14/2019	230,000	228,637
JPMorgan Chase Bank NA
(SOFRRATE + 0.55%), 2.73%, 10/19/2020(a)	3,000,000	3,000,636
(ICE LIBOR USD 3 Month + 0.29%), 2.63%, 2/1/2021(a)	1,105,000	1,104,968
Siemens Financieringsmaatschappij NV (ICE LIBOR USD 3 Month + 0.34%), 2.67%, 3/16/2020(a) (b)	45,000	45,084
		4,379,325
Diversified Telecommunication Services – 2.5%
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 3.09%, 1/15/2020(a)	1,400,000	1,405,411
(ICE LIBOR USD 3 Month + 0.95%), 3.39%, 7/15/2021(a)	1,500,000	1,516,859
Orange SA
1.63%, 11/3/2019	1,663,000	1,637,196
Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 0.55%), 2.86%, 5/22/2020(a)	704,000	707,388
		5,266,854

Investments	Principal Amount	Value
Electric Utilities – 1.2%
Duke Energy Corp.
5.05%, 9/15/2019	$1,610,000	$1,636,034
Southern Co. (The)
1.85%, 7/1/2019	825,000	818,036
		2,454,070
Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp.
2.55%, 1/30/2019	989,000	988,221
Energy Equipment & Services – 0.6%
Schlumberger Finance Canada Ltd.
2.20%, 11/20/2020(b)	1,053,000	1,027,725
Schlumberger Holdings Corp.
2.35%, 12/21/2018(b)	243,000	242,893
		1,270,618
Entertainment – 0.5%
NBCUniversal Enterprise, Inc.
1.97%, 4/15/2019(b)	1,000,000	995,992
Equity Real Estate Investment Trusts (REITs) – 0.5%
Weyerhaeuser Co.
7.38%, 10/1/2019	1,000,000	1,036,880
Food & Staples Retailing – 2.6%
Kroger Co. (The)
2.00%, 1/15/2019	2,213,000	2,208,519
Sysco Corp.
2.60%, 10/1/2020	1,144,000	1,128,074
Walgreens Boots Alliance, Inc.
2.70%, 11/18/2019	2,197,000	2,186,375
		5,522,968
Food Products – 4.3%
General Mills, Inc.
5.65%, 2/15/2019	1,704,000	1,716,495
JM Smucker Co. (The)
2.20%, 12/6/2019	1,757,000	1,738,407
Mondelez International Holdings Netherlands BV
1.63%, 10/28/2019(b)	1,140,000	1,121,274

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	341

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Food Products – (continued)
Mondelez International, Inc. (ICE LIBOR USD 3 Month + 0.52%), 2.86%, 2/1/2019(a)	$1,332,000	$1,333,269
Tyson Foods, Inc.
2.65%, 8/15/2019	940,000	937,537
(ICE LIBOR USD 3 Month + 0.55%), 2.87%, 6/2/2020(a)	2,249,000	2,254,102
		9,101,084
Health Care Providers & Services – 4.0%
Cardinal Health, Inc.
1.95%, 6/14/2019	1,678,000	1,667,510
CVS Health Corp. (ICE LIBOR USD 3 Month + 0.63%), 2.96%, 3/9/2020(a)	1,265,000	1,269,367
Halfmoon Parent, Inc.
3.20%, 9/17/2020(b)	1,800,000	1,791,212
(ICE LIBOR USD 3 Month + 0.89%), 3.33%, 7/15/2023(a) (b)	1,100,000	1,099,835
McKesson Corp.
2.28%, 3/15/2019	675,000	673,309
UnitedHealth Group, Inc.
1.70%, 2/15/2019	1,935,000	1,928,979
		8,430,212
Hotels, Restaurants & Leisure – 0.2%
McDonald’s Corp.
5.00%, 2/1/2019	455,000	457,270
Household Durables – 0.4%
DR Horton, Inc.
3.75%, 3/1/2019	217,000	217,047
2.55%, 12/1/2020	568,000	555,040
		772,087
Household Products – 0.4%
Church & Dwight Co., Inc. (ICE LIBOR USD 3 Month + 0.15%), 2.64%, 1/25/2019(a)	290,000	289,960

Investments	Principal Amount	Value
Household Products – (continued)
Kimberly-Clark Corp.
1.90%, 5/22/2019	$605,000	$601,906
		891,866
Industrial Conglomerates – 1.0%
General Electric Co.
2.30%, 1/14/2019	600,000	599,598
(ICE LIBOR USD 3 Month + 0.51%), 2.95%, 1/14/2019(a)	463,000	462,975
Honeywell International, Inc.
1.40%, 10/30/2019	1,041,000	1,025,021
		2,087,594
Insurance – 2.3%
Allstate Corp. (The)
7.45%, 5/16/2019	265,000	271,271
(ICE LIBOR USD 3 Month + 0.43%), 2.82%, 3/29/2021(a)	1,298,000	1,299,344
American International Group, Inc.
2.30%, 7/16/2019	475,000	472,835
Berkshire Hathaway Finance Corp. (ICE LIBOR USD 3 Month + 0.32%), 2.73%, 1/10/2020(a)	168,000	168,456
Jackson National Life Global Funding (ICE LIBOR USD 3 Month + 0.30%), 2.74%, 10/15/2020(a) (b)	2,195,000	2,195,483
Prudential Financial, Inc.
7.38%, 6/15/2019	325,000	333,628
		4,741,017
Interactive Media & Services – 0.2%
Tencent Holdings Ltd. (ICE LIBOR USD 3 Month + 0.61%), 3.05%, 1/19/2023(a) (b)	455,000	452,774

See Accompanying Notes to the Financial Statements.

342	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Internet & Direct Marketing Retail – 1.4%
Amazon.com, Inc.
2.60%, 12/5/2019	$2,710,000	$2,701,229
eBay, Inc.
2.20%, 8/1/2019	314,000	312,055
		3,013,284
Machinery – 1.6%
Illinois Tool Works, Inc.
6.25%, 4/1/2019	1,024,000	1,038,117
Stanley Black & Decker, Inc.
1.62%, 11/17/2018	2,362,000	2,360,558
		3,398,675
Media – 0.7%
Comcast Corp. (ICE LIBOR USD 3 Month + 0.44%), 2.85%, 10/1/2021(a)	1,500,000	1,501,177
Multiline Retail – 0.1%
Dollar Tree, Inc. (ICE LIBOR USD 3 Month + 0.70%), 3.15%, 4/17/2020(a)	162,000	162,143
Multi-Utilities – 0.5%
Dominion Energy, Inc.
Series A, 1.88%, 1/15/2019	1,020,000	1,018,583
Oil, Gas & Consumable Fuels – 0.2%
Enterprise Products Operating LLC
5.25%, 1/31/2020	453,000	463,576
Pharmaceuticals – 4.9%
AstraZeneca plc
1.75%, 11/16/2018	257,000	256,888
(ICE LIBOR USD 3 Month + 0.67%), 2.98%, 8/17/2023(a)	2,800,000	2,787,116
Bayer US Finance II LLC (ICE LIBOR USD 3 Month + 0.63%), 3.00%, 6/25/2021(a) (b)	2,530,000	2,531,913

Investments	Principal Amount	Value
Pharmaceuticals – (continued)
GlaxoSmithKline Capital plc (ICE LIBOR USD 3 Month + 0.35%), 2.67%, 5/14/2021(a)	$295,000	$295,684
Pfizer, Inc. (ICE LIBOR USD 3 Month + 0.33%), 2.65%, 9/15/2023(a)	3,500,000	3,493,066
Shire Acquisitions Investments Ireland DAC
1.90%, 9/23/2019	1,000,000	987,850
		10,352,517
Road & Rail – 0.9%
Burlington Northern Santa Fe LLC
4.70%, 10/1/2019	250,000	253,733
Penske Truck Leasing Co. LP
3.05%, 1/9/2020(b)	585,000	582,848
Ryder System, Inc.
2.35%, 2/26/2019	301,000	300,349
2.55%, 6/1/2019	699,000	697,532
2.45%, 9/3/2019	134,000	133,284
		1,967,746
Specialty Retail – 1.0%
Home Depot, Inc. (The)
2.00%, 6/15/2019	1,355,000	1,347,591
Lowe’s Cos., Inc. (ICE LIBOR USD 3 Month + 0.42%), 2.75%, 9/10/2019(a)	789,000	791,209
		2,138,800
Trading Companies & Distributors – 1.8%
Air Lease Corp.
3.38%, 1/15/2019	2,355,000	2,355,670
Aviation Capital Group LLC (ICE LIBOR USD 3 Month + 0.67%), 3.19%, 7/30/2021(a) (b)	1,500,000	1,505,623
		3,861,293
Total Corporate Bonds (Cost $183,527,023)		183,416,583

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	343

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – 7.6%
American Express Credit Account Master Trust
Series 2017-6, Class A, 2.04%, 5/15/2023	$1,000,000	$978,535
Series 2017-2, Class A, 2.73%, 9/16/2024(d)	2,000,000	2,016,806
Americredit Automobile Receivables Trust
Series 2018-1, Class A2A, 2.71%, 7/19/2021	670,000	669,009
CarMax Auto Owner Trust
Series 2017-1, Class A2, 1.54%, 2/18/2020	38,044	38,025
Series 2018-3, Class A2A, 2.88%, 10/15/2021	2,000,000	1,997,056
CNH Equipment Trust
Series 2018-A, Class A2, 2.78%, 8/16/2021	1,000,000	999,555
Drive Auto Receivables Trust
Series 2018-3, Class A2, 2.75%, 10/15/2020	2,000,000	1,998,626
GM Financial Automobile Leasing Trust
Series 2018-3, Class A2A, 2.89%, 9/21/2020	500,000	499,551
GM Financial Consumer Automobile Receivables Trust
Series 2018-3, Class A2A, 2.74%, 7/16/2021	1,800,000	1,797,984
Honda Auto Receivables Owner Trust
Series 2018-2, Class A2, 2.66%, 12/18/2020	3,000,000	2,995,724
John Deere Owner Trust
Series 2017-A, Class A2, 1.50%, 10/15/2019	54,271	54,241
Santander Drive Auto Receivables Trust
Series 2018-4, Class A2, 2.73%, 3/15/2021	1,000,000	998,906

Investments	Principal Amount	Value
Volkswagen Auto Loan Enhanced Trust
Series 2018-1, Class A2A, 2.81%, 7/20/2021	$1,000,000	$997,848
Total Asset-Backed Securities (Cost $16,061,838)		16,041,866

U.S. TREASURY OBLIGATIONS – 3.0%
U.S. Treasury Notes
1.50%, 3/31/2019	3,000,000	2,988,399
1.50%, 11/30/2019	3,500,000	3,454,199
Total U.S. Treasury Obligations (Cost $6,446,724)		6,442,598

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Holmes Master Issuer plc
Series 2018-1A, Class A2, 2.80%, 10/15/2054(b) (d)	400,000	400,160
Silverstone Master Issuer plc
Series 2018-1A, Class 1A, 2.86%, 1/21/2070(b) (d)	990,000	988,588
Total Collateralized Mortgage Obligations (Cost $1,390,000)		1,388,748

FOREIGN GOVERNMENT SECURITIES – 0.6%
Japan Bank for International Cooperation (ICE LIBOR USD 3 Month + 0.57%), 2.88%, 2/24/2020(a) (Cost $1,300,000)	1,300,000	1,307,620

SHORT-TERM INVESTMENTS – 6.6%
COMMERCIAL PAPER – 1.9%
Johnson Controls International plc
2.35%, 11/1/2018(e) (f) (Cost $4,000,000)	4,000,000	3,999,737

See Accompanying Notes to the Financial Statements.

344	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
SHORT-TERM INVESTMENTS – (continued)
U.S. GOVERNMENT AGENCY SECURITIES – 4.7%
FHLB Discount Notes
2.00%, 11/1/2018(f)	$3,000,000	$3,000,000
2.16%, 11/2/2018(f)	7,000,000	6,999,580
Total U.S. Government Agency Securities (Cost $9,999,580)		9,999,580
Total Short-Term Investments (Cost $13,999,580)		13,999,317
Total Investments – 105.3% (Cost $222,725,165)		222,596,732
Liabilities in excess of other assets – (5.3%)		(11,247,051)
NET ASSETS – 100.0%		$211,349,681

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)

Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $2,100,567, which represents approximately 0.99% of net assets of the Fund.

(d)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.

(e)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

(f)	The rate shown was the current yield as of October 31, 2018.

Percentages	shown are based on Net Assets.

Abbreviations

FHLB – Federal Home Loan Bank

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SOFRRATE – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$162,406
Aggregate gross unrealized depreciation	(291,244)
Net unrealized depreciation	$(128,838)
Federal income tax cost	$222,725,570

FlexShares® Ready Access Variable Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2018:

Australia	0.5%
Canada	4.7
China	0.2
Finland	0.3
France	1.8
Germany	3.0
Japan	3.1
Netherlands	2.1
Singapore	0.0 †
Sweden	2.3
Switzerland	0.5
United Kingdom	6.3
United States	80.5
Other[1]	(5.3)
100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-fixed-income securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	345

Schedule of Investments

FlexShares® Core Select Bond Fund

October 31, 2018

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 99.4%
FlexShares® Credit-Scored US Corporate Bond Index Fund(a)	218,436	$10,633,465
FlexShares® Credit-Scored US Long Corporate Bond Index Fund(a)	121,794	5,822,971
FlexShares® Disciplined Duration MBS Index Fund(a)	603,290	13,730,880
FlexShares® Ready Access Variable Income Fund(a)	13,416	1,012,975
iShares 20+ Year Treasury Bond ETF	7,630	866,615
iShares 3-7 Year Treasury Bond ETF	39,120	4,652,933
iShares 7-10 Year Treasury Bond ETF	2,518	253,462
iShares Short-Term Corporate Bond ETF	26,561	1,371,610
Total Exchange Traded Funds (Cost $39,258,289)		38,344,911
	Principal Amount
SHORT-TERM INVESTMENTS – 0.2%
U.S. TREASURY OBLIGATIONS – 0.2%
U.S. Treasury Bills
1.99%, 11/8/2018(b) (Cost $64,975)	$65,000	64,974
Total Investments – 99.6% (Cost $39,323,264)		38,409,885
Other Assets Less Liabilities – 0.4%		173,014
NET ASSETS – 100.0%		$38,582,899
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Funds.

(b)	The rate shown was the current yield as of October 31, 2018.

Percentages shown are based on Net Assets.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,275
Aggregate gross unrealized depreciation	(1,005,008)
Net unrealized depreciation	$(1,003,733)
Federal income tax cost	$39,413,618

See Accompanying Notes to the Financial Statements.

346	FLEXSHARES ANNUAL REPORT

FlexShares® Core Select Bond Fund (cont.)

As of October 31, 2018, the FlexShares® Core Select Bond Fund was invested in securities of affiliated FlexShares Funds. The Schedules of Investments of the affiliated FlexShares Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2018, was as follows:

Security	Value October 31, 2017	Purchases at Cost	Sales Proceeds	Shares October 31, 2018	Value October 31, 2018	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/(Loss)
FlexShares® Credit-Scored US Corporate Bond Index Fund	$1,162,832	$11,357,761	$1,661,003	218,436	$10,633,465	$(178,447)	$167,773	$(47,678)
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	636,232	6,862,278	1,212,265	121,794	5,822,971	(396,065)	136,995	(67,209)
FlexShares® Disciplined Duration MBS Index Fund	1,159,915	13,382,281	490,380	603,290	13,730,880	(309,715)	222,450	(11,221)
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	—	961,924	955,615	—	—	—	8,290	(6,309)
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	141,132	1,045,757	1,179,380	—	—	715	8,948	(8,224)
FlexShares® Ready Access Variable Income Fund	262,297	2,252,752	1,502,271	13,416	1,012,975	1,385	9,964	(1,188)
	$3,362,408	$35,862,753	$7,000,914	956,936	$31,200,291	$(882,127)	$554,420	$(141,829)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	347

Notes to the Financial Statements October 31, 2018

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of twenty-six operational exchange-traded funds as of October 31, 2018 (each a “Fund” and collectively, the “Funds”). The Flex-Shares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares® Ready Access Variable Income Fund are non-diversified series of the Trust, pursuant to the 1940 Act. The FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® High Yield Value-Scored Bond Index Fund and the FlexShares® Core Select Bond Fund are diversified series of the Trust, pursuant to the 1940 Act.

The FlexShares High Yield Value-Scored Bond Index Fund commenced operations on July 17, 2018.

Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund seek to track Underlying Indices developed by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), a subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indices sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seek to track Underlying Indices sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indices sponsored by Markit Indices Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by ICE Data Indices, LLC.

Each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial amount of its assets in the shares of another FlexShares ETF.

348	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Each of these Funds may also invest directly in the securities included in its Underlying Index. The FlexShares Real Assets Allocation Index Fund is a fund of funds that seeks its investment objective by investing primarily in the shares of other FlexShares ETFs that are eligible for inclusion in its Underlying Index, rather than in securities of individual companies. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing, under normal circumstances in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through FlexShares ETFs, unaffiliated ETFs and other registered investment companies. The investment performance of each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund and FlexShares Core Select Bond Fund is directly related to the performance of its underlying fund(s).

The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund are actively managed and do not seek to replicate the performance of a specified index. The FlexShares Ready Access Variable Income Fund seeks maximum current income consistent with the preservation of capital and liquidity. The FlexShares Core Select Bond Fund seeks total return and preservation of capital. Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances includes periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

FLEXSHARES ANNUAL REPORT	349

Notes to the Financial Statements (cont.)

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of certain Funds are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

350	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.

•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost, as long as amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuations as of October 31, 2018 for each Fund based upon the three levels defined above. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type where applicable.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar US Market Factor Tilt Index Fund
Investments
Common Stocks*	$1,371,117,202	$—	$—	$1,371,117,202
Rights	—	—	18,580	18,580
Securities Lending Reinvestments
Bank Notes	—	2,000,000	—	2,000,000
Certificates of Deposit	—	52,978,685	—	52,978,685
Commercial Paper	—	4,002,768	—	4,002,768
Funding Agreements	—	3,000,000	—	3,000,000
Repurchase Agreements	—	68,673,717	—	68,673,717
Total Investments	$1,371,117,202	$130,655,170	$18,580	$1,501,790,952

Other Financial Instruments
Liabilities
Futures Contracts	$(1,163,607)	$—	$—	$(1,163,607)
Total Other Financial Instruments	$(1,163,607)	$—	$—	$(1,163,607)

FLEXSHARES ANNUAL REPORT	351

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Investments
Closed End Funds	$927,949	$—	$—	$927,949
Common Stocks
Aerospace & Defense	7,509,976	4,299	—	7,514,275
Banks	105,485,628	209,757	—	105,695,385
Diversified Financial Services	11,770,501	89,706	—	11,860,207
Health Care Providers & Services	5,967,077	35,031	—	6,002,108
Insurance	50,741,793	213,081	—	50,954,874
Oil, Gas & Consumable Fuels	54,501,124	9,595	—	54,510,719
Pharmaceuticals	37,730,467	10	—	37,730,477
Other*	673,353,283	—	—	673,353,283
Rights	40,753	—	—	40,753
Warrants	—	—	—	—
Securities Lending Reinvestments
Repurchase Agreements	—	14,811,881	—	14,811,881
Total Investments	$948,028,551	$15,373,360	$—	$963,401,911

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$31,267	$—	$31,267
Liabilities
Futures Contracts	(580,488)	—	—	(580,488)
Forward Foreign Currency Contracts	—	(179,231)	—	(179,231)
Total Other Financial Instruments	$(580,488)	$(147,964)	$—	$(728,452)

352	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Investments
Common Stocks
Auto Components	$6,383,270	$15,728	$—	$6,398,998
Building Products	1,136,132	438,610	—	1,574,742
Capital Markets	10,708,129	4,233	—	10,712,362
Electrical Equipment	1,779,116	157,739	—	1,936,855
Entertainment	1,166,791	21,491	—	1,188,282
Food & Staples Retailing	5,044,276	7,354	—	5,051,630
Food Products	11,823,711	6,184	—	11,829,895
Gas Utilities	3,036,148	12,601	—	3,048,749
Health Care Equipment & Supplies	490,253	2,795	—	493,048
Hotels, Restaurants & Leisure	3,486,556	1,943	—	3,488,499
Oil, Gas & Consumable Fuels	35,488,053	1,974	—	35,490,027
Pharmaceuticals	4,914,954	255,555	—	5,170,509
Real Estate Management & Development	24,437,083	63,218	—	24,500,301
Specialty Retail	4,704,553	19,231	—	4,723,784
Technology Hardware, Storage & Peripherals	18,277,571	29,941	—	18,307,512
Textiles, Apparel & Luxury Goods	10,210,956	165,705	—	10,376,661
Other*	341,920,484	—	—	341,920,484
Corporate Bonds*	—	9,446	—	9,446
Rights	6,475	2,024	—	8,499
Warrants	276	—	—	276
Securities Lending Reinvestments
Repurchase Agreements	—	714,117	—	714,117
Total Investments	$485,014,787	$1,929,889	$—	$486,944,676

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$13,145	$—	$13,145
Liabilities
Futures Contracts	(126,276)	—	—	(126,276)
Forward Foreign Currency Contracts	—	(46,527)	—	(46,527)
Total Other Financial Instruments	$(126,276)	$(33,382)	$—	$(159,658)

FLEXSHARES ANNUAL REPORT	353

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Investments
Exchange Traded Funds	$7,846,364	$—	$—	$7,846,364
Total Investments	$7,846,364	$—	$—	$7,846,364

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$85,584	$—	$85,584
Liabilities
Forward Foreign Currency Contracts	—	(40)	—	(40)
Total Other Financial Instruments	$—	$85,544	$—	$85,544

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund
Investments
Exchange Traded Funds	$4,467,575	$—	$—	$4,467,575
Total Investments	$4,467,575	$—	$—	$4,467,575

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$46,245	$—	$46,245
Liabilities
Futures Contracts	(2,781)	—	—	(2,781)
Forward Foreign Currency Contracts	—	(9,041)	—	(9,041)
Total Other Financial Instruments	$(2,781)	$37,204	$—	$34,423

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares US Quality Large Cap Index Fund
Investments
Common Stocks*	$61,687,611	$—	$—	$61,687,611
Total Investments	$61,687,611	$—	$—	$61,687,611

Other Financial Instruments
Liabilities
Futures Contracts	$(11,172)	$—	$—	$(11,172)
Total Other Financial Instruments	$(11,172)	$—	$—	$(11,172)

354	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX® US ESG Impact Index Fund
Investments
Common Stocks*	$28,337,902	$—	$—	$28,337,902
Total Investments	$28,337,902	$—	$—	$28,337,902

Other Financial Instruments
Liabilities
Futures Contracts	$(26,898)	$—	$—	$(26,898)
Total Other Financial Instruments	$(26,898)	$—	$—	$(26,898)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX® Global ESG Impact Index Fund
Investments
Common Stocks
Diversified Financial Services	$140,768	$250	$—	$141,018
Other*	72,076,544	—	—	72,076,544
Rights	2,263	—	—	2,263
Total Investments	$72,219,575	$250	$—	$72,219,825

Other Financial Instruments
Liabilities
Futures Contracts	$(66,174)	$—	$—	$(66,174)
Total Other Financial Instruments	$(66,174)	$—	$—	$(66,174)

FLEXSHARES ANNUAL REPORT	355

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Global Upstream Natural Resources Index Fund
Investments
Common Stocks*	$5,407,931,120	$—	$—	$5,407,931,120
Securities Lending Reinvestments
Bank Notes	—	3,000,000	—	3,000,000
Certificates of Deposit	—	59,478,870	—	59,478,870
Commercial Paper	—	4,002,768	—	4,002,768
Funding Agreements	—	3,000,000	—	3,000,000
Repurchase Agreements	—	69,310,398	—	69,310,398
Total Investments	$5,407,931,120	$138,792,036	$—	$5,546,723,156

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$386,287	$—	$386,287
Liabilities
Futures Contracts	(1,820,621)	—	—	(1,820,621)
Forward Foreign Currency Contracts	—	(617,805)	—	(617,805)
Total Other Financial Instruments	$(1,820,621)	$(231,518)	$—	$(2,052,139)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX® Global Broad Infrastructure Index Fund
Investments
Common Stocks
Commercial Services & Supplies	$25,790,566	$168,892	$—	$25,959,458
Other*	741,778,912	—	—	741,778,912
Securities Lending Reinvestments
Commercial Paper	—	1,000,692	—	1,000,692
Repurchase Agreements	—	36,964,782	—	36,964,782
Total Investments	$767,569,478	$38,134,366	$—	$805,703,844

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$7,237	$—	$7,237
Liabilities
Futures Contracts	(270,093)	—	—	(270,093)
Forward Foreign Currency Contracts	—	(21,556)	—	(21,556)
Total Other Financial Instruments	$(270,093)	$(14,319)	$—	$(284,412)

356	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Global Quality Real Estate Index Fund
Investments
Common Stocks*	$267,743,073	$—	$—	$267,743,073
Securities Lending Reinvestments
Repurchase Agreements	—	7,435,740	—	7,435,740
Total Investments	$267,743,073	$7,435,740	$—	$275,178,813

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$18,770	$—	$18,770
Liabilities
Futures Contracts	(420,389)	—	—	(420,389)
Forward Foreign Currency Contracts	—	(6,809)	—	(6,809)
Total Other Financial Instruments	$(420,389)	$11,961	$—	$(408,428)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Real Assets Allocation Index Fund
Investments
Exchange Traded Funds	$13,881,869	$—	$—	$13,881,869
Total Investments	$13,881,869	$—	$—	$13,881,869

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Index Fund
Investments
Common Stocks*	$1,745,076,088	$—	$—	$1,745,076,088
Securities Lending Reinvestments
Bank Notes	—	2,000,000	—	2,000,000
Certificates of Deposit	—	50,483,888	—	50,483,888
Commercial Paper	—	4,002,768	—	4,002,768
Funding Agreements	—	4,000,000	—	4,000,000
Repurchase Agreements	—	206,842,695	—	206,842,695
Total Investments	$1,745,076,088	$267,329,351	$—	$2,012,405,439

Other Financial Instruments
Liabilities
Futures Contracts	$(881,929)	$—	$—	$(881,929)
Total Other Financial Instruments	$(881,929)	$—	$—	$(881,929)

FLEXSHARES ANNUAL REPORT	357

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$317,704,572	$—	$—	$317,704,572
Securities Lending Reinvestments
Certificates of Deposit	—	499,998	—	499,998
Repurchase Agreements	—	41,378,173	—	41,378,173
Total Investments	$317,704,572	$41,878,171	$—	$359,582,743

Other Financial Instruments
Liabilities
Futures Contracts	$(146,545)	$—	$—	$(146,545)
Total Other Financial Instruments	$(146,545)	$—	$—	$(146,545)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$43,725,021	$—	$—	$43,725,021
Securities Lending Reinvestments
Repurchase Agreements	—	4,414,438	—	4,414,438
Total Investments	$43,725,021	$4,414,438	$—	$48,139,459

Other Financial Instruments
Liabilities
Futures Contracts	$(30,347)	$—	$—	$(30,347)
Total Other Financial Instruments	$(30,347)	$—	$—	$(30,347)

358	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Index Fund
Investments
Common Stocks*	$758,484,526	$—	$—	$758,484,526
Securities Lending Reinvestments
Repurchase Agreements	—	26,811,607	—	26,811,607
Total Investments	$758,484,526	$26,811,607	$—	$785,296,133

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$269,684	$—	$269,684
Liabilities
Futures Contracts	(325,745)	—	—	(325,745)
Forward Foreign Currency Contracts	—	(286,539)	—	(286,539)
Total Other Financial Instruments	$(325,745)	$(16,855)	$—	$(342,600)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$86,461,789	$—	$—	$86,461,789
Securities Lending Reinvestments
Repurchase Agreements	—	55,421	—	55,421
Total Investments	$86,461,789	$55,421	$—	$86,517,210

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$1,426	$—	$1,426
Liabilities
Futures Contracts	(76,010)	—	—	(76,010)
Forward Foreign Currency Contracts	—	(2,909)	—	(2,909)
Total Other Financial Instruments	$(76,010)	$(1,483)	$—	$(77,493)

FLEXSHARES ANNUAL REPORT	359

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$62,937,200	$—	$—	$62,937,200
Securities Lending Reinvestments
Repurchase Agreements	—	454,933	—	454,933
Total Investments	$62,937,200	$454,933	$—	$63,392,133

Other Financial Instruments
Liabilities
Futures Contracts	$(29,514)	$—	$—	$(29,514)
Total Other Financial Instruments	$(29,514)	$—	$—	$(29,514)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Investments
U.S. Treasury Obligations	$—	$1,639,405,709	$—	$1,639,405,709
Total Investments	$—	$1,639,405,709	$—	$1,639,405,709

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Investments
U.S. Treasury Obligations	$—	$902,085,685	$—	$902,085,685
Total Investments	$—	$902,085,685	$—	$902,085,685

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Disciplined Duration MBS Index Fund
Investments
Mortgage-Backed Securities	$—	$71,184,920	$—	$71,184,920
Total Investments	$—	$71,184,920	$—	$71,184,920

360	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Credit-Scored US Corporate Bond Index Fund
Investments
Corporate Bonds*	$—	$60,097,304	$—	$60,097,304
Total Investments	$—	$60,097,304	$—	$60,097,304

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Credit-Scored US Long Corporate Bond Index Fund
Investments
Corporate Bonds*	$—	$25,960,236	$—	$25,960,236
Total Investments	$—	$25,960,236	$—	$25,960,236

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares High Yield Value-Scored Bond Index Fund
Investments
Corporate Bonds*	$—	$47,942,467	$—	$47,942,467
Total Investments	$—	$47,942,467	$—	$47,942,467

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Ready Access Variable Income Fund
Investments
Asset-Backed Securities	$—	$16,041,866	$—	$16,041,866
Collateralized Mortgage Obligations	—	1,388,748	—	1,388,748
Corporate Bonds*	—	183,416,583	—	183,416,583
Foreign Government Securities	—	1,307,620	—	1,307,620
U.S. Treasury Obligations	—	6,442,598	—	6,442,598
Short-Term Investments	—	13,999,317	—	13,999,317
Total Investments	$—	$222,596,732	$—	$222,596,732

FLEXSHARES ANNUAL REPORT	361

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Core Select Bond Fund
Investments
Exchange Traded Funds	$38,344,911	$—	$—	$38,344,911
Short-Term Investments	—	64,974	—	64,974
Total Investments	$38,344,911	$64,974	$—	$38,409,885

*	See Schedules of Investments for segregation by industry type.

Foreign Securities

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments in foreign securities also may be in the form of ADRs and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies.

GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s underlying index. The FlexShares Core Select Bond Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations, either directly or indirectly through Underlying Funds, to achieve its investment objective.

The FlexShares Ready Access Variable Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments. Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory

362	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investment to decline.

The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund) will invest primarily in emerging market countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund may invest in inflation-indexed securities.

TIPS issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities

(calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Any increase in the principal amount of TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the TIPS’ inflation measure.

The periodic adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”).

FLEXSHARES ANNUAL REPORT	363

Notes to the Financial Statements (cont.)

Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

Pending settlement of such TBA contracts, the FlexShares Disciplined Duration MBS Index Fund will invest in liquid, short-term instruments. The FlexShares Core Select Bond Fund may also invest either directly or through its Underlying Funds in MBS, including TBA transactions.

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts at JP Morgan Chase, the Fund’s custodian, and is not reflected in the assets of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. During the year ended October 31, 2018, the FlexShares Ready Access Variable Income Fund had entered into repurchase agreements. As of October 31, 2018, the Fund had no repurchase agreements outstanding.

As of the year ended October 31, 2018 the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund,

364	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Dividend Dynamic Index Fund invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement
U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%
U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%
Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%
Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%
U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of a Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. The market value of securities on loan, and the value of investments made with cash collateral received are disclosed in the Schedule of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statement of Operations under “Securities lending income (net of fees).”

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In the event of a default by a borrower with respect to any loan, the Securities Lending Agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the Securities Lending Agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement. In this event, a Fund could experience delays in

FLEXSHARES ANNUAL REPORT	365

Notes to the Financial Statements (cont.)

recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

In accordance with guidance presented in FASB Accounting Standard Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2018, which were comprised of cash, were as follows:

Fund
FlexShares Morningstar US Market Factor Tilt Index Fund	$130,654,828
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	14,811,881
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	714,117
FlexShares Morningstar Global Upstream Natural Resources Index Fund	138,793,426
FlexShares STOXX® Global Broad Infrastructure Index Fund	37,964,782
FlexShares Global Quality Real Estate Index Fund	7,435,740
FlexShares Quality Dividend Index Fund	267,451,902
FlexShares Quality Dividend Defensive Index Fund	41,878,173
FlexShares Quality Dividend Dynamic Index Fund	4,414,438
FlexShares International Quality Dividend Index Fund	26,811,607
FlexShares International Quality Dividend Defensive Index Fund	55,421
FlexShares International Quality Dividend Dynamic Index Fund	454,933

At October 31, 2018, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their underlying indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) on futures contracts”.

The FlexShares Core Select Bond Fund may take long or short positions in futures to manage the Fund’s exposure to interest rate risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transactions in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments.

As of October 31, 2018, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality

366	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Index Fund’s index provider may affect a Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

Forward Foreign Currency Exchange Contracts

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund expect to use forward foreign currency contracts to hedge the currency exposure resulting from investments in foreign securities, to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Index Funds, however, do not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). The FlexShares Ready Access Variable Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund, however, does not expect to engage in currency transactions for speculative purposes. All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable

FLEXSHARES ANNUAL REPORT	367

Notes to the Financial Statements (cont.)

exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statement of Operations. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect (i) realized gains or losses, if any, in “Net realized gain (loss) from settlement of forward foreign currency contracts” and (ii) unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2018, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares

STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, and the FlexShares International Quality Dividend Defensive Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Fund and the applicable counterparty. In the event of a default, the agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, and

368	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

the FlexShares International Quality Dividend Defensive Index Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and

Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$10,901	$—	$—	$10,901
	Foreign Currency Contracts — BNP Paribas SA	—	—	—	—
	Foreign Currency Contracts — Citibank NA	19,116	(19,116)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	1,250	(1,250)	—	—
	Total	$31,267	$(20,366)	$—	$10,901
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$—	$—	$—	$—
	Foreign Currency Contracts — Citibank NA	2,324	—	—	2,324
	Foreign Currency Contracts — Goldman Sachs & Co.	9,114	(9,114)	—	—
	Foreign Currency Contracts — Morgan Stanley	244	(244)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	1,463	—	—	1,463
	Total	$13,145	$(9,358)	$—	$3,787
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$85,584	$(40)	$—	$85,544
	Total	$85,584	$(40)	$—	$85,544
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	—	—	—	—
	Foreign Currency Contracts — BNP Paribas SA	5,002	(2,138)	—	2,864
	Foreign Currency Contracts — Citibank NA	632	(632)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	3,034	(427)	—	2,607
	Foreign Currency Contracts — JPMorgan Chase Bank	14,960	(201)		14,759
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	22,617	(2,310)	—	20,307
	Total	$46,245	$(5,708)	$—	$40,537
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of Montreal	$58,033	$(16,816)	$—	$41,217
	Foreign Currency Contracts — Bank of New York	—	—	—	—
	Foreign Currency Contracts — BNP Paribas SA	27,835	(27,835)	—	—
	Foreign Currency Contracts — Citibank NA	2,046	(2,046)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	44,686	(44,686)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	8,591	—	—	8,591
	Foreign Currency Contracts — Morgan Stanley	59,532	(978)	—	58,554
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	185,564	(37,878)	—	147,686
	Total	$386,287	$(130,239)	$—	$256,048

FLEXSHARES ANNUAL REPORT	369

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares® STOXX® Global Infrastructure Index Fund	Foreign Currency Contracts — BNP Paribas SA	$3,039	$—	$—	$3,039
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	4,198	(1,036)	—	3,162
	Total	$7,237	$(1,036)	$—	$6,201
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — BNP Paribas SA	$—	$—	$—	$—
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	1,564	—	—	1,564
	Foreign Currency Contracts — Morgan Stanley	383	—	—	383
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	16,823	—	—	16,823
	Total	$18,770	$—	$—	$18,770
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of Montreal	$906	$—	$—	$906
	Foreign Currency Contracts — Bank of New York	—	—	—	—
	Foreign Currency Contracts — BNP Paribas SA	5,248	(5,248)	—	—
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	11,747	(11,747)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	6,512	(20)	—	6,492
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	245,271	(4,725)	—	240,546
	Total	$269,684	$(21,740)	$—	$247,944
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Bank of New York	$—	$—	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	1,426	—	—	1,426
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Total	$1,426	$—	$—	$1,426

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$—	$—	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	(39,231)	—	—	(39,231)
	Foreign Currency Contracts — Citibank NA	(30,393)	19,116		(11,277)
	Foreign Currency Contracts — Goldman Sachs & Co.	(67,175)	—	—	(67,175)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(42,432)	1,250	—	(41,182)
	Total	$(179,231)	$20,366	$—	$(158,865)

370	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(1,732)	$—	$—	$(1,732)
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	(43,390)	9,114	—	(34,276)
	Foreign Currency Contracts — Morgan Stanley	(1,405)	244	—	(1,161)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	—	—	—	—
	Total	$(46,527)	$9,358	$—	$(37,169)
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$(40)	$40	$—	$—
	Total	$(40)	$40	$—	$—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$(508)	$—	$—	$(508)
	Foreign Currency Contracts — Bank of New York	(1,663)	—	—	(1,663)
	Foreign Currency Contracts — BNP Paribas SA	(2,138)	2,138	—	—
	Foreign Currency Contracts — Citibank NA	(693)	632	—	(61)
	Foreign Currency Contracts — Goldman Sachs & Co.	(427)	427	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	(201)	201	—	—
	Foreign Currency Contracts — Morgan Stanley	(1,101)	—	—	(1,101)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(2,310)	2,310	—	—
	Total	$(9,041)	$5,708	$—	$(3,333)
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of Montreal	$(16,816)	$16,816	$—	$—
	Foreign Currency Contracts — Bank of New York	(23,620)	—	—	(23,620)
	Foreign Currency Contracts — BNP Paribas SA	(92,142)	27,835	—	(64,307)
	Foreign Currency Contracts — Citibank NA	(52,058)	2,046	—	(50,012)
	Foreign Currency Contracts — Goldman Sachs & Co.	(394,313)	44,686	—	(349,627)
	Foreign Currency Contracts — JPMorgan Chase Bank	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	(978)	978		—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(37,878)	37,878	—	—
	Total	$(617,805)	$130,239	$—	$(487,566)
FlexShares® STOXX® Global Infrastructure Index Fund	Foreign Currency Contracts — BNP Paribas SA	$—	$—	$—	$—
	Foreign Currency Contracts — Citibank NA	(9,525)	—	—	(9,525)
	Foreign Currency Contracts — Goldman Sachs & Co.	(10,995)	—	—	(10,995)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(1,036)	1,036	—	—
	Total	$(21,556)	$1,036	$—	$(20,520)

FLEXSHARES ANNUAL REPORT	371

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(6,282)	$—	$—	$(6,282)
	Foreign Currency Contracts — Citibank NA	(527)	—	—	(527)
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	—	—	—	—
	Total	$(6,809)	$—	$—	$(6,809)
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	(3,187)	—	—	(3,187)
	Foreign Currency Contracts — BNP Paribas SA	(41,797)	5,248	—	(36,549)
	Foreign Currency Contracts — Citibank NA	(51,419)	—	—	(51,419)
	Foreign Currency Contracts — Goldman Sachs & Co.	(176,708)	11,747	—	(164,961)
	Foreign Currency Contracts — JPMorgan Chase Bank	(8,683)	—	—	(8,683)
	Foreign Currency Contracts — Morgan Stanley	(20)	20	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(4,725)	4,725	—	—
	Total	$(286,539)	$21,740	$—	$(264,799)
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Bank of New York	$(142)	$—	$—	$(142)
	Foreign Currency Contracts — BNP Paribas SA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	(2,767)	—	—	(2,767)
	Total	$(2,909)	$—	$—	$(2,909)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of October 31, 2018

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	$(1,163,607)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(580,488)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	31,267
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(179,231)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(126,276)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	13,145

372	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$(46,527)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	85,584
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(40)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(2,781)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	46,245
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(9,041)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares US Quality Large Cap Index Fund	(11,172)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® US ESG Impact Index Fund	(26,898)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global ESG Impact Index Fund	(66,174)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(1,820,621)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	386,287
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(617,805)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	(270,093)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	7,237
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(21,556)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(420,389)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	18,770
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(6,809)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Index Fund	(881,929)

FLEXSHARES ANNUAL REPORT	373

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	$(146,545)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Dynamic Index Fund	(30,347)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(325,745)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	269,684
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(286,539)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	(76,010)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	1,426
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(2,909)
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	(29,514)

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

The Effect of Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2018

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	$2,336,303	$(1,557,640)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	1,392,367	(1,334,315)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(379,309)	33,228

374	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$(564,062)	$(241,123)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	169,646	(45,681)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(1,196)	—
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	120,969	(54,606)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(34,901)	(2,781)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	755,229	(59,720)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Large Cap Index Fund	27,755	(11,172)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® US ESG Impact Index Fund	28,334	(27,543)

FLEXSHARES ANNUAL REPORT	375

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global ESG Impact Index Fund	$47,466	$(74,839)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	4,447,203	(3,517,850)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(337,780)	(190,105)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	782,656	(568,768)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(32,688)	19,229
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	852,119	(660,133)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(440)	9,047
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	3,737,327	(1,818,947)

376	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	$417,901	$(209,584)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Dynamic Index Fund	96,880	(48,373)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	278,050	(686,015)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(117,158)	(13,634)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	(107,878)	(109,958)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	14,411	(5,644)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	(45,528)	(52,077)
Interest Rate Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Core Select Bond Fund	19,159	(4,571)

FLEXSHARES ANNUAL REPORT	377

Notes to the Financial Statements (cont.)

At October 31, 2018, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Contracts
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short
FlexShares Morningstar US Market Factor Tilt Index Fund	—	$—	956	$126,042	—	$—
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	142	794,607	1,672	72,516	—	—
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	140	339,095	858	55,548	—	—
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	455	760,384	4	100,867	—	—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	854	1,353,933	42	55,432	—	—
FlexShares US Quality Large Cap Index Fund	—	—	15	137,270	—	—
FlexShares STOXX® US ESG Impact Index Fund	—	—	20	121,491	—	—
FlexShares STOXX® Global ESG Impact Index Fund	—	—	86	98,164	—	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	335	1,131,018	3,383	120,083	—	—
FlexShares STOXX® Global Broad Infrastructure Index Fund	93	280,306	572	96,143	—	—
FlexShares Global Quality Real Estate Index Fund	46	360,516	399	117,739	—	—
FlexShares Quality Dividend Index Fund	—	—	1,117	137,483	—	—
FlexShares Quality Dividend Defensive Index Fund	—	—	144	138,705	—	—
FlexShares Quality Dividend Dynamic Index Fund	—	—	30	137,713	—	—
FlexShares International Quality Dividend Index Fund	293	544,532	1,847	69,665	—	—
FlexShares International Quality Dividend Defensive Index Fund	32	35,747	181	86,603	—	—
FlexShares International Quality Dividend Dynamic Index Fund	—	—	129	83,531	—	—
FlexShares Core Select Bond Fund	—	—	5	157,538	38	121,022

378	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2018, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares Morningstar US Market Factor Tilt Index Fund			x
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund			x
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund			x

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund			x
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund			x
FlexShares US Quality Large Cap Index Fund			x
FlexShares STOXX® US ESG Impact Index Fund			x
FlexShares STOXX® Global ESG Impact Index Fund			x
FlexShares Morningstar Global Upstream Natural Resources Index Fund			x
FlexShares STOXX® Global Broad Infrastructure Index Fund			x
FlexShares Global Quality Real Estate Index Fund			x
FlexShares Real Assets Allocation Index Fund			x
FlexShares Quality Dividend Index Fund			x
FlexShares Quality Dividend Defensive Index Fund			x
FlexShares Quality Dividend Dynamic Index Fund			x
FlexShares International Quality Dividend Index Fund			x
FlexShares International Quality Dividend Defensive Index Fund			x

FLEXSHARES ANNUAL REPORT	379

Notes to the Financial Statements (cont.)

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares International Quality Dividend Dynamic Index Fund			x
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund		x
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund		x
FlexShares Disciplined Duration MBS Index Fund		x
FlexShares Credit-Scored Scored US Corporate Bond Index Fund		x
FlexShares Credit-Scored US Long Corporate Bond Index Fund		x
FlexShares High Yield Value-Scored Bond Index Fund*		x
FlexShares Ready Access Variable Income Fund		x
FlexShares Core Select Bond Fund		x

*	Commencement of investment operations on July 17, 2018.

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of passive foreign investment companies (PFICs), non-taxable special dividends, wash sale loss deferrals and capital loss carryforward.

380	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Permanent differences, primarily due to gain (loss) on in-kind redemptions, paydown loss reclassification, foreign currency gains and losses, forward foreign currency gains and losses, PFICs gains and losses, non-taxable special dividends, investments in partnerships, taxable over-distributions, foreign capital gains tax reclassification, perpetual bonds and equalization as of October 31, 2018 (the Funds’ tax year end), among the Funds’ components of net assets are as follows:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
FlexShares Morningstar US Market Factor Tilt Index Fund	$(250,331)	$(12,043,590)	$12,293,921
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	2,114,817	(4,870,116)	2,755,299
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(200,802)	(2,347,301)	2,548,103
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(152,175)	(2,015,143)	2,167,318
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(32,553)	(6,224,276)	6,256,829
FlexShares US Quality Large Cap Index Fund	(5,330)	(589,272)	594,602
FlexShares STOXX® US ESG Impact Index Fund	(2,683)	(399,623)	402,306
FlexShares STOXX® Global ESG Impact Index Fund	(2,092)	2,092	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	209,947	(209,947)	—
FlexShares STOXX® Global Broad Infrastructure Index Fund	(351,407)	(20,798,264)	21,149,671
FlexShares Global Quality Real Estate Index Fund	687,170	(687,170)	—
FlexShares Real Assets Allocation Index Fund	1,597	—	(1,597)
FlexShares Quality Dividend Index Fund	(1,460,912)	(78,912,660)	80,373,572
FlexShares Quality Dividend Defensive Index Fund	(165,452)	(5,533,456)	5,698,908
FlexShares Quality Dividend Dynamic Index Fund	(64,466)	(3,617,502)	3,681,968
FlexShares International Quality Dividend Index Fund	230,042	(12,488,313)	12,258,271
FlexShares International Quality Dividend Defensive Index Fund	9,703	(9,703)	—
FlexShares International Quality Dividend Dynamic Index Fund	(79,958)	(1,535,182)	1,615,140
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	5,730,612	(5,730,612)
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	587,059	(587,059)
FlexShares Disciplined Duration MBS Index Fund	577,699	(577,699)	—
FlexShares High Yield Value-Scored Bond Index Fund*	2,426	(2,426)	—
FlexShares Ready Access Variable Income Fund	—	(14,884)	14,884
FlexShares Core Select Bond Fund	224	(390)	166

*	Commencement of investment operations on July 17, 2018.

FLEXSHARES ANNUAL REPORT	381

Notes to the Financial Statements (cont.)

As of October 31, 2018, the tax character of distributions paid for the tax year ended October 31, 2018, and October 31, 2017, were as follows:

	Year Ended October 31, 2018				Year Ended October 31, 2017
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Morningstar US Market Factor Tilt Index Fund	$21,895,299	$—	$—	$21,895,299	$17,203,496	$—	$—	$17,203,496
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	33,761,589	—	—	33,761,589	20,692,030	—	—	20,692,030
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	17,566,133	—	—	17,566,133	10,564,341	—	—	10,564,341
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	413,050	—	152,741	565,791	386,878	—	—	386,878
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	616,733	—	32,884	649,617	889,287	—	—	889,287
FlexShares US Quality Large Cap Index Fund	695,332	—	—	695,332	281,734	—	—	281,734
FlexShares STOXX® US ESG Impact Index Fund	364,337	23,150	—	387,487	147,860	—	—	147,860
FlexShares STOXX® Global ESG Impact Index Fund	1,253,536	—	—	1,253,536	177,721	—	—	177,721
FlexShares Morningstar Global Upstream Natural Resources Index Fund	142,689,396	—	—	142,689,396	91,591,308	—	—	91,591,308
FlexShares STOXX® Global Broad Infrastructure Index Fund	25,040,675	—	—	25,040,675	25,424,557	—	—	25,424,557
FlexShares Global Quality Real Estate Index Fund	8,103,123	—	—	8,103,123	5,694,447	—	—	5,694,447
FlexShares Real Assets Allocation Index Fund	331,490	—	—	331,490	71,705	—	—	71,705
FlexShares Quality Dividend Index Fund	50,127,940	9,015,863	—	59,143,803	49,628,114	—	—	49,628,114
FlexShares Quality Dividend Defensive Index Fund	8,856,044	270,126	—	9,126,170	8,458,570	—	—	8,458,570

382	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2018				Year Ended October 31, 2017
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Quality Dividend Dynamic Index Fund	$1,451,340	$—	$—	$1,451,340	$1,825,259	$—	$—	$1,825,259
FlexShares International Quality Dividend Index Fund	48,549,571	—	—	48,549,571	28,328,453	—	—	28,328,453
FlexShares International Quality Dividend Defensive Index Fund	5,084,444	—	—	5,084,444	3,119,837	—	—	3,119,837
FlexShares International Quality Dividend Dynamic Index Fund	3,934,883	—	—	3,934,883	2,117,337	—	—	2,117,337
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	58,646,589	—	—	58,646,589	26,104,812	—	—	26,104,812
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	27,570,542	—	—	27,570,542	12,089,212	—	—	12,089,212
FlexShares Disciplined Duration MBS Index Fund	1,511,413	—	—	1,511,413	1,159,790	—	—	1,159,790
FlexShares Credit-Scored US Corporate Bond Index Fund	1,546,217	—	—	1,546,217	1,090,884	38,349	—	1,129,233
FlexShares Credit-Scored US Long Corporate Bond Index Fund	940,216	—	—	940,216	688,534	2,918	—	691,452
FlexShares High Yield Value-Scored Bond Index Fund*	1,244,147	—	—	1,244,147	—	—	—	—
FlexShares Ready Access Variable Income Fund	3,138,154	—	—	3,138,154	1,720,304	—	—	1,720,304
FlexShares Core Select Bond Fund	583,175	—	—	583,175	72,451	—	—	72,451

*	Commencement of investment operations on July 17, 2018.

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)
FlexShares Morningstar US Market Factor Tilt Index Fund	$1,893,954	$—	$(16,348,607)	$372,328,754
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	3,092,520	—	(61,695,972)	33,575,289
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	584,719	—	(29,226,543)	(14,228,890)

FLEXSHARES ANNUAL REPORT	383

Notes to the Financial Statements (cont.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$—	$—	$(949,641)	$(754,248)
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	—	—	(1,710,215)	(811,859)
FlexShares US Quality Large Cap Index Fund	55,532	—	(767,259)	2,756,798
FlexShares STOXX® US ESG Impact Index Fund	29,913	—	—	2,146,106
FlexShares STOXX® Global ESG Impact Index Fund	116,242	—	(943,275)	1,133,104
FlexShares Morningstar Global Upstream Natural Resources Index Fund	12,726,054	—	(611,373,141)	367,778,809
FlexShares STOXX® Global Broad Infrastructure Index Fund	1,830,935	—	(34,122,458)	24,983,216
FlexShares Global Quality Real Estate Index Fund	1,665,839	—	(3,717,691)	8,275,161
FlexShares Real Assets Allocation Index Fund	—	—	(6,302)	(563,393)
FlexShares Quality Dividend Index Fund	2,837,062	21,186,396	—	278,604,822
FlexShares Quality Dividend Defensive Index Fund	586,379	12,581,452	—	47,623,003
FlexShares Quality Dividend Dynamic Index Fund	79,078	—	(256,560)	4,675,288
FlexShares International Quality Dividend Index Fund	3,150,042	—	(68,893,436)	(57,884,815)
FlexShares International Quality Dividend Defensive Index Fund	291,371	—	(15,282,179)	(6,011,738)
FlexShares International Quality Dividend Dynamic Index Fund	268,385	—	(9,635,507)	(4,754,746)
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	1,252,915	—	(60,599,690)	(39,298,076)
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	804,092	—	(14,364,334)	(34,236,364)
FlexShares Disciplined Duration MBS Index Fund	215,156	—	(2,188,225)	(2,077,339)
FlexShares Credit-Scored US Corporate Bond Index Fund	165,445	—	(732,758)	(1,729,604)
FlexShares Credit-Scored US Long Corporate Bond Index Fund	98,550	—	(649,409)	(1,813,820)
FlexShares High Yield Value-Scored Bond Index Fund*	437,183	—	(24,712)	(1,567,535)
FlexShares Ready Access Variable Income Fund	425,780	—	(6,697)	(128,838)
FlexShares Core Select Bond Fund	—	—	(105,215)	(1,003,733)

*	Commencement of investment operations on July 17, 2018.

384	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2018, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total
FlexShares Morningstar US Market Factor Tilt Index Fund	$16,348,607	$—	$16,348,607
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	13,267,926	48,428,046	61,695,972
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	5,500,905	23,725,638	29,226,543
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	337,159	612,482	949,641
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	672,524	1,037,691	1,710,215
FlexShares US Quality Large Cap Index Fund	767,259	—	767,259
FlexShares STOXX® Global ESG Impact Index Fund	943,275	—	943,275

Fund	Short-Term	Long-Term	Total
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$131,998,779	$479,374,362	$611,373,141
FlexShares STOXX® Global Broad Infrastructure Index Fund	12,294,404	21,828,054	34,122,458
FlexShares Global Quality Real Estate Index Fund	3,717,691	—	3,717,691
FlexShares Real Assets Allocation Index Fund	6,302	—	6,302
FlexShares Quality Dividend Dynamic Index Fund	256,560	—	256,560
FlexShares International Quality Dividend Index Fund	52,033,470	16,859,966	68,893,436
FlexShares International Quality Dividend Defensive Index Fund	11,070,354	4,211,825	15,282,179
FlexShares International Quality Dividend Dynamic Index Fund	6,247,549	3,387,958	9,635,507

FLEXSHARES ANNUAL REPORT	385

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$51,418,450	$9,181,240	$60,599,690
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	10,512,782	3,851,552	14,364,334
FlexShares Disciplined Duration MBS Index Fund	1,229,570	958,655	2,188,225
FlexShares Credit-Scored US Corporate Bond Index Fund	486,998	245,760	732,758
FlexShares Credit-Scored US Long Corporate Bond Index Fund	559,191	90,218	649,409
FlexShares High Yield Value-Scored Bond Index Fund*	24,712	—	24,712
FlexShares Ready Access Variable Income Fund	6,697	—	6,697
FlexShares Core Select Bond Fund	105,215	—	105,215

*	Commencement of investment operations on July 17, 2018.

During the year ended October 31, 2018, the following Funds utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Utilized
FlexShares Morningstar US Market Factor Tilt Index Fund	$3,420,534
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	97,746
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	866,600
FlexShares US Quality Large Cap Index Fund	31,339
FlexShares STOXX® US ESG Impact Index Fund	16,164

Fund	Capital Loss Utilized
FlexShares STOXX® Global ESG Impact Index Fund	$19,730
FlexShares Quality Dividend Index Fund	8,486,114
FlexShares Quality Dividend Defensive Index Fund	1,770,929
FlexShares Quality Dividend Dynamic Index Fund	1,133,796
FlexShares International Quality Dividend Index Fund	5,846,403
FlexShares International Quality Dividend Defensive Index Fund	819,106
FlexShares Core Select Bond Fund	505

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

386	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the yield to maturity method. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Each Fund except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund, FlexShares iBoxx 5-Year Target Duration TIPs Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Trust’s Board.

As compensation for its advisory services and assumption of certain Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The unitary management fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee
FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.44%
FlexShares Currency Hedged EM Morningstar Factor Tilt Index Fund	0.64%
FlexShares US Quality Large Cap Index Fund	0.32%
FlexShares STOXX® US ESG Impact Index Fund	0.32%

FLEXSHARES ANNUAL REPORT	387

Notes to the Financial Statements (cont.)

Fund	Unitary Management Fee
FlexShares STOXX® Global ESG Impact Index Fund	0.42%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%
FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%
FlexShares Global Quality Real Estate Index Fund	0.45%
FlexShares Real Assets Allocation Index Fund	0.57%
FlexShares Quality Dividend Index Fund	0.37%
FlexShares Quality Dividend Defensive Index Fund	0.37%
FlexShares Quality Dividend Dynamic Index Fund	0.37%
FlexShares International Quality Dividend Index Fund	0.47%
FlexShares International Quality Dividend Defensive Index Fund	0.47%
FlexShares International Quality Dividend Dynamic Index Fund	0.47%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.18%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.18%
FlexShares Disciplined Duration MBS Index Fund	0.20%
FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%
FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%
FlexShares High Yield Value-Scored Bond Index Fund*	0.37%
FlexShares Ready Access Variable Income Fund	0.25%
FlexShares Core Select Bond Fund	0.35%

*	Commencement of investment operations on July 17, 2018.

The Investment Adviser has contractually agreed until March 1, 2020 in the case of the FlexShares Currency

Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and March 1, 2019 in the case of the FlexShares Real Assets Allocation Index Fund to waive Management Fees or reimburse certain expenses in an amount equal to the acquired fund fees and expenses (“AFFE”) attributable to each Fund’s investments in their respective Underlying Fund(s). In the case of the FlexShares Core Select Bond Fund, the Investment Adviser has contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any AFFE incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in AFFE incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds, until March 1, 2019. After these dates, the Investment Adviser and a Fund may mutually agree to extend the contractual arrangements. The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund’s financial statements.

The Investment Adviser may voluntarily waive additional management fees. Amounts waived by the Investment Adviser may not be recouped by the Investment Adviser. As of the year ended October 31, 2018, no management fees had been voluntarily waived.

5. Administration Fees

JPMorgan Chase Bank, N.A. (“the Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

388	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

NTI has contractually agreed with each Fund, except the FlexShares High Yield Value-Scored Bond Index Fund, to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel paid by each Fund until at least March 1, 2019. After this date, NTI and each Fund may mutually agree to extend the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

The Trust has adopted a deferred compensation plan (“DC Plan”) for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, an Independent Trustee may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the Trustees. The investment options currently under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ready Access Variable Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

As of the year ended October 31, 2018, NTI voluntarily reimbursed expenses of the FlexShares High Yield Value-Scored Bond Index Fund in the amount of $46 to Deferred Compensation and $788 to Trustee fees. The reimbursed amount is stated in the Statements of Operations under the captions “Deferred compensation reimbursed” and “Trustee fees reimbursed.” NTI may discontinue or change such reimbursements at any time.

8. Distribution and Service Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. The Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

FLEXSHARES ANNUAL REPORT	389

Notes to the Financial Statements (cont.)

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2018	As of October 31, 2017
Flexshares® Morningstar US Market Factor Tilt Index Fund	$12,000	$7,500
Flexshares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	20,000	60,000
Flexshares® Morningstar Emerging Markets Factor Tilt Index Fund	150,000	150,000
Flexshares® US Quality Large Cap Index Fund	2,500	500
Flexshares® STOXX® US ESG Impact Index Fund	700	1,100
Flexshares® STOXX® Global ESG Impact Index Fund	—	15,000
Flexshares® Morningstar Global Upstream Natural Resources Index Fund	9,000	34,500
Flexshares® STOXX® Global Broad Infrastructure Index Fund	14,000	16,000
Flexshares® Global Quality Real Estate Index Fund	2,000	4,000
Flexshares® Quality Dividend Index Fund	9,750	15,750
Flexshares® Quality Dividend Defensive Index Fund	3,000	4,500
Flexshares® Quality Dividend Dynamic Index Fund	750	3,000
Flexshares® International Quality Dividend Index Fund	60,000	70,000
Flexshares® International Quality Dividend Defensive Index Fund	—	10,000
Flexshares® International Quality Dividend Dynamic Index Fund	5,000	10,000
Flexshares® Disciplined Duration MBS Index Fund	1,200	1,200

Fund	As of October 31, 2018	As of October 31, 2017
Flexshares® Credit-Scored US Corporate Bond Index Fund	$500	$1,500
Flexshares® Credit-Scored US Long Corporate Bond Index Fund	—	1,000
Flexshares® Ready Access Variable Income Fund	2,100	—

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and the FlexShares Core Select Bond Fund do not charge creation unit transaction fees.

10. Investment Transactions

For the year ended October 31, 2018, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions for the year ended October 31, 2018, were as follows:

Fund	Purchases	Sales
FlexShares Morningstar US Market Factor Tilt Index Fund	$189,933,498	$192,101,694
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	362,039,798	349,350,856
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	335,131,174	308,359,499
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	1,154,250	1,385,956

390	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Purchases	Sales
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	$2,156,051	$1,949,372
FlexShares US Quality Large Cap Index Fund	43,349,580	43,097,775
FlexShares STOXX® US ESG Impact Index Fund	23,554,056	23,762,991
FlexShares STOXX® Global ESG Impact Index Fund	51,163,425	49,650,240
FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,689,447,130	1,610,015,818
FlexShares STOXX® Global Broad Infrastructure Index Fund	112,020,970	118,025,062
FlexShares Global Quality Real Estate Index Fund	166,725,333	160,701,181
FlexShares Real Assets Allocation Index Fund	524,321	531,724
FlexShares Quality Dividend Index Fund	1,403,598,858	1,392,163,395
FlexShares Quality Dividend Defensive Index Fund	298,813,641	298,417,238
FlexShares Quality Dividend Dynamic Index Fund	39,482,822	39,579,454
FlexShares International Quality Dividend Index Fund	688,302,342	702,786,996
FlexShares International Quality Dividend Defensive Index Fund	66,446,198	65,331,992
FlexShares International Quality Dividend Dynamic Index Fund	61,065,288	64,112,514
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	1,690,475,985	1,739,921,473

Fund	Purchases	Sales
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$590,429,388	$611,745,406
FlexShares Disciplined Duration MBS Index Fund	115,900,692	79,838,951
FlexShares Credit-Scored US Corporate Bond Index Fund	54,958,957	42,478,217
FlexShares Credit-Scored US Long Corporate Bond Index Fund	29,740,533	21,797,869
FlexShares High Yield Value-Scored Bond Index Fund	57,409,283	8,582,615
FlexShares Ready Access Variable Income Fund*	228,829,589	168,647,286
FlexShares Core Select Bond Fund**	11,696,777	11,971,237

*	Include $4,452,595 in purchases and $3,628,257 in sales in U.S. Government Securities.

**	Include $719,242 in purchases and $718,056 in sales in U.S. Government Securities.

11. In-Kind Transactions

During the year ended October 31, 2018, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended October 31, 2018, the fair value of the securities received for subscriptions for each Fund was as follows:

Fund	Fair Value
FlexShares Morningstar US Market Factor Tilt Index Fund	$240,737,718
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	95,545,464
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	22,354,262
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	8,463,332
FlexShares US Quality Large Cap Index Fund	37,459,468
FlexShares STOXX® US ESG Impact Index Fund	15,602,367
FlexShares STOXX® Global ESG Impact Index Fund	40,830,671

FLEXSHARES ANNUAL REPORT	391

Notes to the Financial Statements (cont.)

Fund	Fair Value
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$667,036,168
FlexShares STOXX® Global Broad Infrastructure Index Fund	41,574,304
FlexShares Global Quality Real Estate Index Fund	43,654,055
FlexShares Real Assets Allocation Index Fund	8,431,771
FlexShares Quality Dividend Index Fund	136,086,201
FlexShares Quality Dividend Defensive Index Fund	11,177,744
FlexShares Quality Dividend Dynamic Index Fund	2,071,376
FlexShares International Quality Dividend Index Fund	96,513,478
FlexShares International Quality Dividend Defensive Index Fund	5,713,590
FlexShares International Quality Dividend Dynamic Index Fund	4,176,954
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	204,311,855
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	218,293,919
FlexShares Credit-Scored US Long Corporate Bond Index Fund	2,406,862
FlexShares Core Select Bond Fund	36,671,656

During the year ended October 31, 2018, certain Funds delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction. For the year ended October 31, 2018, the fair value and realized gain (losses) of the securities transferred for redemptions for each Fund was as follows:

Fund	Fair Value	Net Realized Gains (Losses)
FlexShares Morningstar US Market Factor Tilt Index Fund	$28,057,325	$12,271,336
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	10,010,182	2,875,308

Fund	Fair Value	Net Realized Gains (Losses)
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$17,503,914	$2,656,916
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	18,117,264	2,168,758
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	33,283,597	6,296,747
FlexShares US Quality Large Cap Index Fund	3,313,546	594,442
FlexShares STOXX® US ESG Impact Index Fund	1,596,020	379,179
FlexShares STOXX® Global Broad Infrastructure Index Fund	93,371,856	21,674,040
FlexShares Quality Dividend Index Fund	275,180,756	71,242,802
FlexShares Quality Dividend Defensive Index Fund	21,553,113	5,405,472
FlexShares Quality Dividend Dynamic Index Fund	17,349,149	3,659,718
FlexShares International Quality Dividend Index Fund	145,872,489	13,395,212
FlexShares International Quality Dividend Dynamic Index Fund	15,915,739	1,647,481
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	611,791,661	(4,382,219)
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	92,659,383	(279,788)
FlexShares Ready Access Variable Income Fund	41,067,759	16,179
FlexShares Core Select Bond Fund	612,945	454

12. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a

392	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

13. Investment Company Modernization

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms, to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The Funds have updated disclosure in these financial statements to reflect the amendments, which were effective August 1, 2017. The compliance date for the new form types and other rule amendments is on or after June 1, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments permit presentation of the total, rather than the components, of distributable earnings on the balance sheet and presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions and remove the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments became effective on November 5, 2018 and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified to these amendments. The adoption of the amendments had no effect on the Funds’ net assets or results of operations.

14. New Accounting Pronouncements

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of

FLEXSHARES ANNUAL REPORT	393

Notes to the Financial Statements (cont.)

ASU 2017-08 on the financial statements but does not expect it to have a material impact. The Funds have not early adopted ASU 2017-08.

15. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

394	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FlexShares® Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of FlexShares® Trust, comprising the funds listed in the table below (collectively, the “Funds”), including the schedules of investments, as of October 31, 2018, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting FlexShares® Trust as of October 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name (s)	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, and FlexShares® Ready Access Variable Income Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017, 2016, 2015, 2014
FlexShares® Global Quality Real Estate Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017, 2016, 2015 and for the period from November 5, 2013 (commencement of operations) through October 31, 2014
FlexShares® Disciplined Duration MBS Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017, 2016, 2015 and for the period from September 3, 2014 (commencement of operations) through October 31, 2014
FlexShares® Credit-Scored US Corporate Bond Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017, 2016 and for the period from November 12, 2014 (commencement of operations) through October 31, 2015

FLEXSHARES ANNUAL REPORT	395

Report of Independent Registered Public Accounting Firm (cont.)

Fund Name (s)	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
FlexShares® US Quality Large Cap Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017, 2016 and for the period from September 23, 2015 (commencement of operations) through October 31, 2015
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017, 2016 and for the period from September 23, 2015 (commencement of operations) through October 31, 2015
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017 and for the period from November 9, 2015 (commencement of operations) through October 31, 2016
FlexShares® Real Assets Allocation Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017 and for the period from November 23, 2015 (commencement of operations) through October 31, 2016
FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the year ended October 31, 2018, 2017 and for the period from July 13, 2016 (commencement of operations) through October 31, 2016
FlexShares® Core Select Bond Fund	For the year ended October 31, 2018	For the year ended October 31, 2018 and for the period from November 18, 2016 (commencement of operations) through October 31, 2017
FlexShares® High Yield Value-Scored Bond Index Fund	For the period from July 17, 2018 (commencement of operations) through October 31, 2018

396	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm (cont.)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 21, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

FLEXSHARES ANNUAL REPORT	397

Tax Information October 31, 2018 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2018 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018:

Fund	QDI PERCENTAGE
FlexShares Morningstar US Market Factor Tilt Index Fund	84.27%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	64.67%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	49.14%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	48.80%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	44.22%
FlexShares US Quality Large Cap Index Fund	100.00%
FlexShares STOXX® US ESG Impact Index Fund	100.00%
FlexShares STOXX® Global ESG Impact Index Fund	100.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	77.97%
FlexShares STOXX® Global Broad Infrastructure Index Fund	77.34%
FlexShares Global Quality Real Estate Index Fund	25.09%
FlexShares Real Assets Allocation Index Fund	57.27%
FlexShares Quality Dividend Index Fund	76.49%
FlexShares Quality Dividend Defensive Index Fund	76.14%
FlexShares Quality Dividend Dynamic Index Fund	74.39%
FlexShares International Quality Dividend Index Fund	53.81%
FlexShares International Quality Dividend Defensive Index Fund	50.47%
FlexShares International Quality Dividend Dynamic Index Fund	61.59%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
FlexShares Morningstar US Market Factor Tilt Index Fund	80.96%
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	0.04%
FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	0.04%
FlexShares US Quality Large Cap Index Fund	100.00%
FlexShares STOXX® US ESG Impact Index Fund	100.00%
FlexShares STOXX® Global ESG Impact Index Fund	51.91%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	25.02%
FlexShares STOXX® Global Broad Infrastructure Index Fund	34.25%
FlexShares Global Quality Real Estate Index Fund	0.01%
FlexShares Real Assets Allocation Index Fund	20.75%
FlexShares Quality Dividend Index Fund	73.94%
FlexShares Quality Dividend Defensive Index Fund	74.34%
FlexShares Quality Dividend Dynamic Index Fund	71.68%

398	FLEXSHARES ANNUAL REPORT

Tax Information (cont.)

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share, which represent income from sources within, and taxes paid to foreign countries, are as follows:

Fund	TAXES	INCOME
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$0.1285	$2.1240
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.2143	2.1773
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.0920	1.4926
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.4681	3.7292
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0247	0.8043
FlexShares STOXX Global Broad Infrastructure Index Fund	0.0576	1.0596
FlexShares Real Assets Allocation Index Fund	0.0150	0.2502
FlexShares International Quality Dividend Index Fund	0.1173	1.6764
FlexShares International Quality Dividend Defensive Index Fund	0.0945	1.3386
FlexShares International Quality Dividend Dynamic Index Fund	0.1394	1.7909

FLEXSHARES ANNUAL REPORT	399

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2018.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2018.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Morningstar US Market Factor Tilt Index Fund
Actual	$1,000.00	$1,010.30	$1.27	0.25%
Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Actual	$1,000.00	$883.90	$1.85	0.39%
Hypothetical	$1,000.00	$1,023.24	$1.99	0.39%
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Actual	$1,000.00	$817.20	$2.70	0.59%
Hypothetical	$1,000.00	$1,022.23	$3.01	0.59%

400	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund(a)
Actual	$1,000.00	$937.40	$0.24	0.05%
Hypothetical	$1,000.00	$1,024.95	$0.26	0.05%
FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund(a)
Actual	$1,000.00	$855.50	$0.23	0.05%
Hypothetical	$1,000.00	$1,024.95	$0.26	0.05%
FlexShares® US Quality Large Cap Index Fund
Actual	$1,000.00	$1,006.10	$1.62	0.32%
Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%
FlexShares® STOXX® US ESG Impact Index Fund
Actual	$1,000.00	$1,034.40	$1.64	0.32%
Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%
FlexShares® STOXX® Global ESG Impact Index Fund
Actual	$1,000.00	$982.30	$2.10	0.42%
Hypothetical	$1,000.00	$1,023.09	$2.14	0.42%
FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Actual	$1,000.00	$944.40	$2.25	0.46%
Hypothetical	$1,000.00	$1,022.89	$2.35	0.46%
FlexShares® STOXX® Global Broad Infrastructure Index Fund
Actual	$1,000.00	$983.50	$2.35	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® Global Quality Real Estate Index Fund
Actual	$1,000.00	$954.50	$2.22	0.45%
Hypothetical	$1,000.00	$1,022.94	$2.29	0.45%
FlexShares® Real Assets Allocation Index Fund(a)
Actual	$1,000.00	$965.40	$0.54	0.11%
Hypothetical	$1,000.00	$1,024.65	$0.56	0.11%
FlexShares® Quality Dividend Index Fund
Actual	$1,000.00	$1,022.90	$1.89	0.37%
Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%
FlexShares® Quality Dividend Defensive Index Fund
Actual	$1,000.00	$1,039.60	$1.90	0.37%
Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FLEXSHARES ANNUAL REPORT	401

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Quality Dividend Dynamic Index Fund
Actual	$1,000.00	$995.70	$1.86	0.37%
Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%
FlexShares® International Quality Dividend Index Fund
Actual	$1,000.00	$877.70	$2.22	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® International Quality Dividend Defensive Index Fund
Actual	$1,000.00	$884.00	$2.23	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® International Quality Dividend Dynamic Index Fund
Actual	$1,000.00	$860.40	$2.20	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Actual	$1,000.00	$997.90	$0.91	0.18%
Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Actual	$1,000.00	$989.80	$0.90	0.18%
Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%
FlexShares® Disciplined Duration MBS Index Fund
Actual	$1,000.00	$996.20	$1.01	0.20%
Hypothetical	$1,000.00	$1,024.20	$1.02	0.20%
FlexShares® Credit-Scored US Corporate Bond Index Fund
Actual	$1,000.00	$1,005.20	$1.11	0.22%
Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%
FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Actual	$1,000.00	$967.40	$1.09	0.22%
Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%
FlexShares® High Yield Value-Scored Bond Index Fund(b)(c)
Actual	$1,000.00	$1,001.30	$1.08	0.37%
Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%
FlexShares® Ready Access Variable Income Fund
Actual	$1,000.00	$1,012.30	$1.27	0.25%
Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

402	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Core Select Bond Fund(a)
Actual	$1,000.00	$992.90	$0.80	0.16%
Hypothetical	$1,000.00	$1,024.40	$0.82	0.16%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

(b)

The Fund commenced operations on July 17, 2018. Actual Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 106 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

(c)	The Fund’s expenses in the table above reflected voluntary reimbursement by Northern Trust Investments, Inc. Without this reimbursement, the corresponding table above would have read as follows:

	Beginning Account Value	Ending Account Value 10/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® High Yield Value-Scored Bond Index Fund
Actual	$1,000.00	$1,001.30	$1.10	0.38%
Hypothetical	$1,000.00	$1,023.29	$1.94	0.38%
*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

FLEXSHARES ANNUAL REPORT	403

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Sarah N. Garvey Age: 66	Trustee	Indefinite; July 2011 to present	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board since 2011; • Member of the Board of Directors of The Civic Federation since 2004; • Member of the Executive Committee and Chairman of the Audit Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.	26	None
Philip G. Hubbard Age: 67	Trustee	Indefinite; July 2011 to present	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N. A. since 2004; • Member since 1998 of the Board of Trustees of Wheaton College; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014.	26	None
Eric T. McKissack Age: 64	Trustee and Chairman	Indefinite; July 2011 to present	• Founder and CEO of Channing Capital Management, LLC (an SEC registered investment adviser) since 2004; • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the Board of Grand Victoria Foundation since 2011; Member of the Board of the Graham Foundation since 2014; • Member of the Keystone Board of the Shirley Ryan AbilityLab since 2001.	26	Consulting Group Capital Markets Funds (10 Portfolios) Since April 2013

404	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

INTERESTED TRUSTEE
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Shundrawn A. Thomas(5)(6) Age: 44	Trustee	Indefinite; July 2011 to present

•  President of Northern Trust Asset Management since October 2017;

•  President of the Trust from July 2011 to March 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from May 2014 to September 2017;

•  Managing Director and Global Business Head of the Exchange-Traded Funds Group, Northern Trust Asset Management from 2010 to 2014;

•  Member of the Board of Florida A&M University Foundation since 2014;

•  Member of the Board of Trustees of Wheaton College since May 2009;

•  Member of the Board of Trustees of the Wheaton College Trust Company since 2009;

•  Partner at Tree of Life Resources, LLP (a multi-media company) from 2005 to 2014.

				26	Northern Funds (44 Portfolios) since October 2017 and Northern Institutional Funds (7 Portfolios) since October 2017

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.

(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

(6)	On December 13, 2018, Mr. Thomas resigned as Interested Trustee and the Board of Trustees elected Darek Wojnar as an Interested Trustee of the Trust.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

FLEXSHARES ANNUAL REPORT	405

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	Indefinite; July 2011 to present	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds, and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/ Short Strategies Fund) since 2011 and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013.
Jose J. Del Real Age: 40 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Indefinite; June 2015 to present	Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since August 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014, and since May 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 until 2014.
Susan W. Yee Age: 49 70 Fargo Street, Suite 4 East, Boston, MA 02110	Assistant Secretary	Indefinite; October 2014 to present	Vice President, Regulatory Services Group, J.P. Morgan Chase Bank, N.A. since 1994, in various positions.
Craig R. Carberry, Esq.(2) Age: 57 50 South LaSalle Street Chicago, IL 60603	Secretary	Indefinite; July 2011 to present	Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc., October 2015 to June 2017 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011; Secretary of Northern Institutional Funds and Northern Funds since 2010; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.
Brian Meikel Age: 51 50 South LaSalle Street Chicago, IL 60603	Interim Chief Compliance Officer	Indefinite; October 2018 to present	Vice President of Northern Trust Investments, Inc. since June 2014; Chief Compliance Officer of BMO Asset Management – Harris Investment Management from August 2006 to September 2013.
Randal E. Rein Age: 48 50 South LaSalle Street Chicago, IL 60603	Treasurer and Principal Financial Officer	Indefinite; July 2011 to present	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

406	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, IL 60603	President and Principal Executive Office	Indefinite; March 2017 to present	Vice President of the trust from July 2011 to March 2017; Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010.
Peter J. Flood Age: 61 50 South LaSalle Street Chicago, IL 60603	Vice President Indefinite;	July 2011 to present	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

(2)	On December 13, 2018, Mr. Carberry resigned as Secretary and the Board of Trustees appointed Jose Del Real as Secretary of the Trust.

FLEXSHARES ANNUAL REPORT	407

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of the Northern Trust Corporation.

*****

At a meeting on June 15, 2018 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Trust, on behalf of the FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Ready Access Variable Income Fund and FlexShares® Core Select Bond Fund (each, a “Fund” and together the “Funds”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered NTI’s verbal presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined solely by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of fund data, and included the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) comparative performance data for each Fund; (3) data on each Fund’s expenses and fees; and (4) comparative fee data for each Fund’s respective peer group, including comparisons of actual and contractual management fees and total expense ratios.

In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of NTI. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of the Funds and their shareholders and approved the continuation of the Advisory Agreement.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by NTI to each Fund. The Board also considered NTI’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors,

408	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

(v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of NTI’s resources that are made available to the Trust. The Board noted NTI’s and its affiliates’ financial position, stability, and commitment to growing the exchange-traded funds business. The Board also considered the operation and strength of NTI’s compliance program.

The Board noted that Foreside, an entity unaffiliated with NTI, provides distribution services to the Funds and that JPMorgan, also an unaffiliated entity, provides custody, transfer agency, securities lending and fund administration support services, and that these service provider arrangements are relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement with NTI. The Board concluded that each Fund benefits from the services provided under the Advisory Agreement and as a result of NTI’s operations, resources, experience, reputation and personnel.

Fees and Expenses—Investment Performance of the Funds and NTI

The Board considered the fees, expenses and performance of each Fund and NTI, including comparative information provided by Broadridge. The comparisons ranked each Fund in various quintiles over the since inception, one-year, two-year, three-year, four-year and five-year periods ended March 31, 2018, as applicable, with the first quintile being the lowest or best 20% of the funds in terms of fund cost and fund performance, respectively. The Board also considered that, with the exception of FlexShares® Ready Access Variable Income Fund and FlexShares® Core Select Bond Fund, the investment strategy of each Fund is to track the performance of a specified index (each, an “Underlying Index”). The Board noted that the differences in performance between each Fund and that of its Underlying Index demonstrated NTI’s expertise and effectiveness in managing index-based fixed-income and equity exchange-traded funds. The Board reviewed a report of the Funds’ tracking difference contained in the meeting materials.

In reaching its determinations, the Board considered a large amount of data provided by NTI in response to a written request previously submitted by the Independent Trustees to NTI. Among the information considered by the Board was the following:

FlexShares® Morningstar US Market Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year, second quintile for the two-year and three-year and third quintile for the four-year and five-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board noted that the Fund’s total expense ratio ranked third compared to six other multi-cap core ETFs and that its actual advisory fee was equal to its expense group median. The Board also noted that the Fund’s total expense ratio and contractual advisory fee were lower than its expense group medians.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and four-year, first quintile for the three-year and second quintile for the two-year and five-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

FLEXSHARES ANNUAL REPORT	409

Approval of Advisory Agreement (cont.)

The Board also took into account that the Fund’s total expense ratio ranked fourth compared to five other international multi-cap core ETFs and that its total expense ratio and actual and contractual advisory fees were higher than its expense group medians.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year and in the third quintile for the two-year, three-year, four-year and five-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board noted that the Fund’s total expense ratio ranked fifth compared to five other emerging market ETFs and that its total expense ratio and actual and contractual advisory fees were higher than its expense group medians.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year, two-year, three-year and four-year and second quintile for the five-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked second compared to six other global natural resources ETFs and that its total expense ratio was lower than its expense group median and its actual and contractual advisory fees were equal to its expense group medians.

FlexShares® STOXX® Global Broad Infrastructure Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and three-year, fifth quintile for the two-year, second quintile for the four-year and fourth quintile for the since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to five other global infrastructure ETFs in its expense group and that its total expense ratio was slightly lower than its expense group median and actual and contractual advisory fees were lower than its expense group medians.

FlexShares® Global Quality Real Estate Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year and two-year and first quintile for the three-year, four-year and since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year three-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked first compared to three other global real estate ETFs in its expense group and that its total expense ratio and actual and contractual advisory fees were lower than its expense group medians.

410	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

FlexShares® Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the three-year, four-year and five-year and second quintile for the one-year and two-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to five other equity income ETFs and that its total expense ratio and actual and contractual advisory fees were equal to its expense group medians.

FlexShares® Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year and three-year, third quintile for the two-year and first quintile for the four-year and five-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to five other equity income ETFs and that its actual advisory fees were slightly lower than its expense group median. The Board noted that the Fund’s total expense ratio and contractual advisory fees were equal to its expense group medians.

FlexShares® Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year, first quintile for the two-year and five-year and second quintile for the three-year and four-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to five other equity income ETFs and that its actual advisory fees were slightly lower than its expense group median. The Board noted that the Fund’s total expense ratio and contractual advisory fees were equal to its expense group medians.

FlexShares® International Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year, second quintile for the two-year, three-year and four-year and third quintile for the since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked fourth compared to six other international equity income ETFs and that its total expense ratio and contractual advisory fees were equal to its expense group medians. The Board noted that the Fund’s actual advisory fees were slightly higher than its expense group median.

FlexShares® International Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the

FLEXSHARES ANNUAL REPORT	411

Approval of Advisory Agreement (cont.)

one-year and two-year, second quintile for the three-year and third quintile for the four-year and since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked fourth compared to six other international equity income ETFs and that its total expense ratio and contractual advisory fee were equal to its expense group medians. The Board noted that the Fund’s actual advisory fees were slightly higher than its expense group median.

FlexShares® International Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year, first quintile for the two-year, three-year and since inception and the second quintile for the four-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked fourth compared to six other international equity income ETFs and that its total expense ratio and its contractual and actual advisory fees were equal to its expense group medians.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

The Board considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year and four-year, fourth quintile for the two-year, third quintile for the three-year and second quintile for the five-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked fourth compared to four other inflation-protected bond ETFs and that its total expense ratio was slightly higher than its expense group median. The Board noted that the Fund’s actual and contractual advisory fees were equal to its expense group medians.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

The Board noted that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year and two-year, second quintile for the three-year and five-year and third quintile for the four-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year, five-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked fourth compared to four other inflation-protected bond ETFs and that its total expense ratio was slightly higher than its expense group median. The Board noted that the Fund’s actual and contractual advisory fees were equal to its expense group medians.

FlexShares® Disciplined Duration MBS Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the

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Approval of Advisory Agreement (cont.)

one-year, two-year, three-year and since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to three other US mortgage ETFs in its expense group and that its total expense ratio and actual advisory fees were slightly higher than its expense group medians. The Board noted that the Fund’s contractual advisory fees were equal to its expense group median.

FlexShares® Credit-Scored US Corporate Bond Index Fund

The Board considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year and two-year and fourth quintile for the three-year and since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked sixth compared to five other BBB-rated corporate debt ETFs in its expense group and that its total expense ratio and its contractual and actual advisory fees were higher than its expense group medians.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year and since inception and the second quintile for the two-year periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked sixth compared to five other BBB-rated corporate debt ETFs in its expense group and that its total expense ratio and contractual advisory fees were higher than its expense group medians and its actual advisory fees were equal to its expense group median.

FlexShares® US Quality Large Cap Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year and in the third quintile for the two-year and since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked seventh compared to ten other multi-cap core ETFs in its expense group and that its total expense ratio and actual and contractual advisory fees were higher than its expense group medians.

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year and two-year and fifth quintile for the since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that

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Approval of Advisory Agreement (cont.)

was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to one other international small/mid-cap value ETF, two international small/mid-cap growth ETFs, and two international small/mid-cap core ETFs in its expense group and that its total expense ratio, was slightly lower than its expense group median and its contractual advisory fees and actual advisory fees were lower than its expense group medians.

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year and fourth quintile for the two-year and since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fifth compared to seven other emerging markets ETFs in its expense group and that its total expense ratio was higher than its expense group median, its contractual advisory fee was equal to its expense group median and its actual advisory fees were lower than its expense group median.

FlexShares® Real Assets Allocation Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the two-year and the third quintile for the one-year and since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to five other specialty and miscellaneous ETFs in its expense group and that its total expense ratio and actual advisory fees were lower than its expense group medians while its contractual advisory fees were higher than its expense group median.

FlexShares® STOXX® US ESG Impact Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year and since inception periods ended March 31, 2018. The Board consideredNTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to two other large-cap core ETFs, one large-cap growth ETF and one large-cap value ETF in its expense group and that its total expense ratio was equal to its expense group median, its actual advisory fees were slightly higher than its expense group median and its contractual advisory fees were lower than its expense group median.

FlexShares® STOXX® Global ESG Impact Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and first quintile for the since inception periods ended March 31, 2018. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as

414	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to two global multi-cap value ETFs, one international multi-cap core ETF and one international large-cap core ETF in its expense group and that its total expense ratio and actual advisory fees were higher than its expense group medians and its contractual advisory fees were equal to its expense group median.

FlexShares® Ready Access Variable Income Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year, three-year and four-year, second quintile for the five-year and fourth quintile for the two-year periods ended March 31, 2018. The Board considered NTI’s assertion that of the five other ETFs in the Fund’s performance universe only one fund, the PIMCO Enhanced Short Maturity Exchange Traded Fund, was comparable to the Fund. The Board also considered NTI’s explanation that the Fund’s performance compared favorably to the performance of such fund on a volatility-adjusted basis.

The Board considered that the Fund’s total expense ratio ranked third compared to four other ultra-short obligation ETFs and one short investment-grade debt ETF, and that its total expense ratio was lower than its expense group median while its actual and contractual advisory fees were higher than its expense group medians.

FlexShares® Core Select Bond Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year and fifth quintile for the since inception periods ended March 31, 2018. The Board considered NTI’s assertion that none of the other ETFs in the Fund’s performance universe were comparable to the Fund.

The Board considered that the Fund’s total expense ratio ranked third compared to three other general bond ETFs in its expense group and that its total expense ratio and contractual advisory fees were higher than its expense group medians. The Board noted that the Fund’s actual advisory fees were lower than its expense group median.

Costs of Services and Profits of NTI

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory Agreement, NTI was responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that NTI was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses. The Board also considered the agreement between the Trust and NTI, whereby NTI agreed to reimburse the fees and expenses of the Independent Trustees and their independent legal counsel with respect to each Fund until at least March 1, 2019. The Board also considered that NTI had agreed to waive a portion of its management fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the FlexShares® Real Assets Allocation Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares® Core Select Bond Fund that are attributable to their investment in other Funds, as well of up to 0.05% of acquired fund fees and expenses attributable to the FlexShares® Core Select Bond Fund’s investment in unaffiliated funds.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to its respective Broadridge median. The Board considered NTI’s explanation that each index Fund’s contractual management fee (which, owing to the unitary fee structure and the existence of the expense reimbursement agreement, is identical to its total expense ratio) compared favorably with its respective Broadridge median contractual management fee for comparable funds set forth in the Broadridge report, especially after taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and the Fund’s underlying

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Approval of Advisory Agreement (cont.)

index and differences between the number of portfolio holdings for comparable funds and the Funds.

The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were no comparable accounts for certain of the Funds. The Board considered (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

The Board examined NTI’s profitability information provided by NTI and the Trustees considered that NTI was profitable on a pre-distribution basis and post-distribution basis. The Board considered that NTI’s potential for profitability would continue to be subject to financial uncertainties and risks. The Board also considered that NTI would continue to develop and offer additional new products in efforts to complete the over-all integrity of the FlexShares product suite, consistent with its product strategy, and that these products may expose NTI to additional financial risks and uncertainties.

Economies of Scale

The Board considered whether NTI may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, and considered that, in light of the unitary fee structure and expense reimbursement agreement, NTI’s recent profitability from its services to the Trust and the significant investment that NTI had made and continues to make in the Trust, breakpoints were not necessary at this time. The Board also noted the reduction in the management fee rate payable by the FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, as of November 1, 2017.

Other Benefits to NTI

In addition to considering the profits that may be realized by NTI, the Board considered information regarding other direct and indirect benefits NTI may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Funds’ shareholders have other client relationships with NTI’s affiliates. The Board also reviewed the extent to which NTI and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by NTI and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Fund’s investment advisory fee. They determined that each Fund’s advisory fee was reasonable in light of the services provided and the performance achieved by the Fund.

*****

At the June Meeting, the Board, including all of the Independent Trustees also considered whether to approve the Advisory Agreement for the FlexShares® High Yield Value-Scored Bond Index Fund (the “New Fund”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the Meeting, the Trustees considered the verbal presentations by NTI and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined solely by Broadridge, an independent provider of fund data.

The Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Trust and NTI to consider approval of the Advisory Agreement. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement for the New Fund was in the best interest of the New Fund and its shareholders and approved the Advisory Agreement.

In approving the Advisory Agreement, the Board, including the Independent Trustees advised by independent legal

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Approval of Advisory Agreement (cont.)

counsel, considered the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services that NTI is expected to provide to the New Fund; (2) the anticipated fees and projected expenses for the New Fund; (3) the projected profits to be realized by NTI and its affiliates from the relationship with the New Fund; (4) the extent to which economies of scale would be realized if the New Fund grew and whether the fee levels in the Advisory Agreement reflected these economies of scale; and (5) other benefits that NTI and its affiliates may realize as a result of their relationship with the New Fund. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreement.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by NTI to the New Fund. The Board evaluated information regarding NTI’s organizational structure and the experience and professional qualifications of NTI’s key personnel. They also considered NTI’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services, including among other things, (i) filing reports with the SEC, (ii) periodically updating the New Fund’s registration statement, (iii) establishing and maintaining of the New Fund’s website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance with the operations of the Trust generally. The Board also considered the quality of NTI’s resources that would be made available to the New Fund. The Board noted NTI’s and its affiliates’ financial position, stability, and commitment to growing the exchange-traded funds business. The Board also considered the operation and strength of NTI’s compliance program. The Board concluded that they were satisfied with the nature, quality and extent of the investment management services proposed to be provided by NTI to the New Fund. The Board further determined that there was a reasonable basis on which they could conclude that the New Fund would benefit from the services proposed to be provided by NTI under the Advisory Agreement.

Performance of the New Fund

The Board considered that, because the New Fund had not yet commenced operations, meaningful data relating to its performance was not available and could not be a factor in the initial approval of the Advisory Agreement.

Fees and Expenses for the New Fund

The Board considered the proposed unitary fee structure and the New Fund’s projected expenses, noting that under the Advisory Agreement, NTI would be responsible for most expenses of the New Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that NTI was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses, and other extraordinary expenses. The Board considered comparative fee data for the New Fund, which included fees and expenses paid by comparable exchange-traded funds selected by Broadridge.

With respect to the New Fund, the Board noted that the New Fund’s estimated total expense ratio was ranked second compared to five other high yield ETFs chosen by Broadridge. The Board also considered that the New Fund’s projected total expense ratio was lower than its expense group median. The Board also considered that the New Fund’s proposed contractual advisory fee and proposed actual advisory fee were lower than its expense group averages and expense group medians. The Board considered the New Fund’s proposed advisory fee compared to other funds managed by NTI with similar investment policies and strategies. The Trustees also noted that NTI did not manage any other accounts pursuing investment strategies similar to those of the New Fund.

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Approval of Advisory Agreement (cont.)

Projected Profits of NTI for the New Fund

The Board examined NTI’s projected profits in serving as the New Fund’s investment adviser. The Board noted information provided by NTI with respect to the length of time it would take to become profitable with respect to the New Fund. The Trustees also considered NTI’s projected asset levels in the New Fund.

Economies of Scale for the New Fund

The Board considered whether NTI may realize economies of scale in managing and supporting the New Fund. In this regard, the Board considered that the proposed management fee did not contain any breakpoints. The Trustees determined that breakpoints were not necessary at the present time in light of the unitary fee structure, the fact that NTI did not expect to initially make any profit from its services to the New Fund, as well as the significant investment NTI was making in the New Fund.

Other Benefits to NTI for the New Fund

In addition to considering the profits that may be realized by NTI, the Board considered information regarding other direct and indirect benefits NTI may receive as a result of its relationship with the New Fund, including whether any compensation would be paid to NTI’s affiliates. The Board also considered that some of the New Fund’s expected shareholders are expected to have other client relationships with NTI’s affiliates. The Board also reviewed the extent to which NTI and its other clients, as well as the Funds, may benefit from receipt of the research products and services generated by the New Fund.

The Board, including the Independent Trustees, considered the data provided by NTI and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement with respect to the New Fund and the proposed investment advisory fee for the New Fund. They determined that the New Fund’s advisory fee was reasonable in light of the services to be provided.

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Supplemental Information (Unaudited)

Principal Risks

As with any investment, you could lose all or part of your investment in a Fund, and the Fund’s performance could trail that of other investments. In addition to the discussion of the risks of certain of the Funds’ investments included in Note 2, some of the principal risks of investment in the Funds are summarized below. A more complete description of principal risks is included in each Fund’s Prospectus.

The following risks apply to all of the Funds:

Cyber Security and Operational Risk

Cyber security and operational risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

Derivatives Risk

Changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index, and the Funds could lose more than the principal amount invested.

Market Trading Risk

Each Fund’s shares are listed on a securities exchange, which presents risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Funds’ shares trading at a premium or discount to NAV.

Valuation Risk

The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology.

The following risk applies only to the Index Funds:

Tracking Error Risk

Tracking error risk is the risk that an Index Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spinoffs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

Calculation Methodology Risk

Each of the Index Funds is subject to Calculation Methodology Risk. This is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.

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Supplemental Information (cont.)

The following risks apply to each Fund as disclosed:

Concentration Risk

Each of the Funds, except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, is subject to Concentration Risk. To the extent that the investments of these Funds are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Funds may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

Interest Rate/Maturity Risk

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund are subject to the risk that the value of the Funds’ fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

MLP Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in Master Limited Partnerships (MLPs). The Fund may not invest more than 25% of its net assets in MLPs. MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

Non-diversification Risk

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares Ready Access Variable Income Fund (each a “Fund” and collectively the “Funds”) are non-diversified series of the Trust, pursuant to the 1940 Act. Fund performance may depend on the performance of a small number of issuers because the Funds may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

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Supplemental Information (cont.)

Large Cap Risk

The FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund are subject to the risk that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The FlexShares STOXX® US ESG Impact Index Fund and the FlexShares STOXX® Global ESG Impact Index Fund may invest in stocks of mid-sized companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mid and Small Cap Stock Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in stocks of smaller companies which may be more volatile than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Value Investing Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund’s (including through its investment in its Underlying Fund(s)) investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, may not appreciate in value as anticipated.

ESG Investment Risk

The FlexShares STOXX® US ESG Impact Index Fund and the FlexShares STOXX® Global ESG Impact Index Fund are subject to the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

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Supplemental Information (cont.)

Global Natural Resources Industry Risk

The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can significantly be affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Hedging Risk

The FlexShares Core Select Bond Fund is subject to the risk that the Fund’s short positions in U.S. Treasury futures and transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes.

Corporate Bond Risk

The FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) are subject to the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.

The following risks apply only to the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund:

Dividend Risk

The Fund is subject to the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

422	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Volatility Risk

The Fund is subject to the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

The following risks apply to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund):

Real Estate Securities Risk

The Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

Real Estate Investment Trust (REIT) Risk

The Fund is subject to the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The following risk applies only to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, and the FlexShares Core Select Bond Fund:

Fund of Funds Risk

The Fund is subject to the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Fund(s) in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Fund(s) and other securities in which the Fund invests based on their market valuations.

An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Fund(s). The Fund will indirectly pay a proportional share of the expenses of the Underlying Fund(s) in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to an Underlying Fund changes from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

FLEXSHARES ANNUAL REPORT	423

Supplemental Information (cont.)

The following risk applies only to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund:

Currency Hedging Risk

The Fund is subject to the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.

In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund:

Credit (or Default) Risk

The Fund is subject to the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Debt Extension Risk

The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Liquidity Risk

The Fund is subject to the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

424	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Prepayment (or Call) Risk

The Fund is subject to the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund:

U.S. Government Securities Risk

The Fund is subject to the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Mortgage Related and Other Asset-Backed Risks

The FlexShares Disciplined Duration MBS Index Fund is subject to the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk.

The following risk applies to the FlexShares Disciplined Duration MBS Index Fund and the FlexShares Core Select Bond Fund:

Mortgage Backed Pass-Through Securities Risk

The Fund is subject to the risk of investing in mortgage-backed securities issued by a U.S. Agency. These securities may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/ Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The following risks apply to the FlexShares High Yield Value-Scored Bond Index Fund:

Distressed Securities Risk

Distressed securities risk is the substantial risk of investing in distressed securities that is in addition to the risks of investing in non-investment grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are speculative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

High Yield Securities Risk

High yield securities risk is the risk that the Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield

FLEXSHARES ANNUAL REPORT	425

Supplemental Information (cont.)

securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments. The Underlying Index is designed to be comprised of securities with the potential for higher yields as compared to the overall high yield corporate bond market. As such, the Fund is expected to exhibit greater sensitivity to market fluctuations.

New Fund Risk

New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.

Substantial Volatility Risk

Substantial volatility risk is the risk that the value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that the Fund could have substantial volatility.

Value Score Risk

Value score risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields and less risk of insolvency relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.

The following risk applies to the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund:

Financial Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. and/or non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds. In 2008 and 2009, the U.S. financial sector was significantly impacted by bankruptcies and consolidations of major financial firms. Events affecting the U.S. and non-U.S. financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

426	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

The following risk applies to the FlexShares Quality Dividend Index Fund, the FlexShares Quality Dividend Defensive Index Fund, the FlexShares Quality Dividend Dynamic Index Fund, the FlexShares STOXX US ESG Impact Index Fund and the FlexShares US Quality Large Cap Index Fund:

Information Technology Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. information technology sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s price.

Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

FLEXSHARES ANNUAL REPORT	427

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ Web site www.flexshares.com or the SEC’s Web site at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s website at sec.gov.

428	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM, Morningstar® Emerging Markets Factor Tilt Hedged IndexSM and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust Credit-Scored US Corporate Bond IndexSM, Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. The ICE® BofAML® Constrained Duration US Mortgage Backed Securities IndexSM are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) and have been licensed for use by NTI.

FS00058-1218

Item 2. Code Of Ethics.

(a)

As of the end of the period, October 31, 2018, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares Trust by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2018 and October 31, 2017 were:

	2018
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$585,000	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$65,000(1)	$0
All Other Fees (d)	$0	$0
Total:	$650,000	$0

	2017
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$562,500	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$62,500(1)	$0
All Other Fees (d)	$0	$0
Total:	$625,000	$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.
(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2018 and October 31, 2017 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.
(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the

Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2018 and October 31, 2017, respectively, were $6,748,000 and $6,588,400.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls And Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares Trust

By:	/s/Peter K. Ewing
----------------------------
Peter K. Ewing
President
January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Peter K. Ewing
----------------------------
Peter K. Ewing
President
January 7, 2019

By:	/s/Randal Rein
----------------------------
Randal Rein
Treasurer and Principal Financial Officer
January 7, 2019